UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2008 through June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2009

JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Small Cap Growth Fund	2
JPMorgan Small Cap Core Fund	4
JPMorgan Small Cap Equity Fund	6
JPMorgan Small Cap Growth Fund	8
JPMorgan Small Cap Value Fund	10
JPMorgan Strategic Small Cap Value Fund	12
JPMorgan U.S. Small Company Fund	14
Schedules of Portfolio Investments	16
Financial Statements	48
Financial Highlights	68
Notes to Financial Statements	82
Report of Independent Registered Public Accounting Firm	94
Trustees	95
Officers	97
Schedule of Shareholder Expenses	98
Special Shareholder Meeting Results	101
Tax Letter	102

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113-year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

U.S. benchmarks remain in negative territory

For stocks, even the strongest second quarter in years couldn’t offset losses of the last year. The Dow Jones Industrial Average closed the 12-month period ended June 30th, 2009, at –22.99%. The other U.S. benchmarks, the S&P 500 Index and the NASDAQ Composite Index, also ended the period in negative territory, returning –26.21% and –19.13%, respectively.

From a style perspective, small caps experienced somewhat smaller losses over the past 12 months (–25.01%, as measured by the Russell 2000 Index) than their large- and mid-cap counterparts (–26.69% and –30.36%, as measured by the Russell 1000 and Russell Midcap Indexes, respectively). In the large-cap space, growth stocks fared better than value stocks, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned –24.50% for the 12-month period, compared to –29.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned –30.33% and –30.52%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned –24.85%, while the Russell 2000 Value Index closed at –25.24%.

Treasuries spiked, pushing yields slightly lower

Investors’ willingness to take on riskier assets, such as corporate bonds, contributed to a drop in Treasury prices and higher yields during the second quarter, but overall, yields were down for the 12-month period. Thirty-year Treasuries declined from 4.53% to 4.32%, the benchmark 10-year Treasury dropped from 3.99% to 3.53% and the two-year note fell from 2.63% to 1.13%.

Some investing principles are still “timeless”

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   1

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 19, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$144,874
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Growth Fund, which seeks capital growth over the long term,* returned –28.59%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2009, compared to the –24.85% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of the period, the U.S. equity market traded down sharply. Key themes driving the market during this time included economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the globe began to intervene. Around mid-March, market sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, with the results of the U.S. banks’ stress test received positively by the equity market.

In the midst of this market environment, the Fund underperformed its benchmark for the period due primarily to stock selection in the financial services, consumer discretionary and healthcare sectors.

At the individual stock level, Forest Oil Corp., which engages in the acquisition, exploration, development and production of natural gas, weighed on results. Forest Oil was negatively impacted by concerns over the amount of debt on its balance sheet, specifically in the third and fourth quarters of 2008. Penn Virginia Corp. also hurt returns. Shares of the natural gas and oil producer fell due to the decline in oil prices, particularly earlier in the period. Oceaneering International Inc. hindered performance as the oilfield services company reduced its 2008 earnings forecast on a lower-than-anticipated backlog of engineered products and higher manufacturing and development costs.

On the positive side, stock selection in the technology, utilities, and autos and transportation sectors aided returns.

At the individual stock level, THQ Inc., a video game publisher, contributed to performance. Despite reporting a fourth-quarter loss on restructuring costs and falling sales, the company’s results still topped expectations. THQ realigned its business with the aim of positioning itself for potential profitability and positive cash flow in fiscal year 2010. Data Domain Inc., which provides storage appliances for disk-based backup, archiving and network-based disaster recovery, also helped returns. The company benefited from acquisition attempts by NetApp and EMC. In addition, data storage stocks have been strong performers recently. Neutral Tandem Inc. aided performance as well. The provider of tandem interconnection services to wireless, wireline, cable and broadband companies advanced after guiding fiscal 2009 revenues above consensus.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Cerner Corp.	2.8%
2.	Nuance Communications, Inc.	2.7
3.	MedAssets, Inc.	2.7
4.	Lincoln Educational Services Corp.	2.7
5.	Syntel, Inc.	2.6
6.	Psychiatric Solutions, Inc.	2.5
7.	Synaptics, Inc.	2.2
8.	Concho Resources, Inc.	2.1
9.	Iconix Brand Group, Inc.	2.1
10.	F5 Networks, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	25.9%
Industrials	24.3
Information Technology	20.1
Consumer Discretionary	11.3
Financials	5.7
Energy	3.6
Telecommunication Services	3.0
Consumer Staples	1.4
Materials	1.0
Short-Term Investment	3.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		(28.59)%	(2.53)%	1.49%
With Sales Charge*		(32.33)	(3.57)	0.94
CLASS B SHARES	5/19/97
Without CDSC		(29.03)	(3.11)	0.98
With CDSC**		(34.03)	(3.56)	0.98
CLASS C SHARES	1/7/98
Without CDSC		(29.03)	(3.10)	0.86
With CDSC***		(30.03)	(3.10)	0.86
SELECT CLASS SHARES	4/5/99	(28.33)	(2.14)	1.89

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   3

JPMorgan Small Cap Core Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$337,981
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term,* returned –27.68%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –25.01% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. Equity markets remained volatile, hitting fresh lows in early March 2009.

Through late March and April, amid signs that the rate of global economic decline was beginning to moderate, markets started to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

In the midst of this market environment, the Fund underperformed its benchmark for the period due to stock selection in the consumer staples and consumer cyclical sectors. At the stock level, oil and gas exploration company Stone Energy Corp. was a top detractor. The company struggled as falling energy prices in the second half of 2008 strained its balance sheet. Lexington Realty Trust, an office and commercial real estate investment trust, also hurt performance, as relatively high levels of balance sheet leverage led the company to reduce its dividend.

On the positive side, stock selection in the basic materials and telecommunication sectors contributed to returns. Packaging maker Rock-Tenn Co. was a top contributor to performance. The company benefited from price increases for containerboard. In addition, industry consolidation may cause supplies of packaging materials to remain tight. IKON Office Solutions Inc. was also a top contributor. This printing and document management company was acquired by printer manufacturer Ricoh during the year. Relative to its sector peers, IKON traded at attractive valuations, and exhibited high earnings quality and prudent capital deployment during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector that exhibited strong momentum while trading at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Rock-Tenn Co., Class A	1.1%
2.	Skyworks Solutions, Inc.	1.1
3.	Regal-Beloit Corp.	1.0
4.	Cash America International, Inc.	1.0
5.	EXCO Resources, Inc.	0.9
6.	Wabtec Corp.	0.9
7.	Owens & Minor, Inc.	0.9
8.	Applied Industrial Technologies, Inc.	0.9
9.	Rent-A-Center, Inc.	0.9
10.	Sybase, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.1%
Information Technology	17.9
Industrials	17.1
Health Care	14.7
Consumer Discretionary	12.3
Energy	4.7
Materials	3.8
Utilities	3.4
Consumer Staples	3.1
Telecommunication Services	2.2
U.S. Treasury Obligation	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

4   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(27.68)%	(3.36)%	0.41%

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   5

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	December 20, 1994
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$1,108,010
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term,* returned –13.96%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2009, compared to the –25.01% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of this period, the market traded down sharply due to such key themes as economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the world began to intervene. Around mid-March, market sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic data reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, as results of the U.S. banks’ stress test were received positively by the equity market.

Despite being affected by this market environment on an absolute basis, the Fund outperformed its benchmark for the period due primarily to stock selection in the financial services, consumer discretionary and materials and processing sectors. At the individual stock level, Myriad Genetics Inc., contributed to performance. The healthcare company advanced in the first part of the period due to strength in its molecular diagnostic business and on news that the company would split into distinct entities to enhance growth opportunities. Scotts Co., maker of lawn and garden care products, also helped returns. Shares of Scotts increased in the fourth quarter, as it benefited from decreasing commodity costs and a favorable competitive landscape. Neutral Tandem Inc. aided performance as well. The provider of tandem interconnection services to wireless, wireline, cable and broadband companies, advanced after guiding its fiscal year 2009 revenues above consensus.

On the negative side, stock selection in the technology and consumer staples sectors detracted from returns. At the individual stock level, Exterran Holdings Inc. weighed on performance. Shares of the company, which provides operations, maintenance, service and equipment for the oil and natural gas industry, declined due to a decrease in oil prices, particularly earlier in the period. General Cable Corp., which provides copper, aluminum and fiber optic wire and cable products, also hurt returns. The company’s third-quarter earnings fell as non-cash charges related to inventory valuations and higher interest expense offset an increase in operating income. Reddy Ice Holdings Inc. hindered performance as well. Shares of the packaged ice manufacturer declined as investor concerns about the company’s level of debt weighed on the stock. Also, investors reacted unfavorably as the company suspended its cash dividend indefinitely. Further, the company has been under investigation by the Antitrust Division of the U.S. Department of Justice in connection with an alleged price-fixing conspiracy in the packaged ice industry.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for companies with leading competitive positions, predictable and durable business models, sustainable free cash flow generation with management committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ProAssurance Corp.	3.2%
2.	Silgan Holdings, Inc.	2.6
3.	PSS World Medical, Inc.	2.5
4.	PharMerica Corp.	2.1
5.	Jarden Corp.	2.0
6.	TransDigm Group, Inc.	1.9
7.	Waste Connections, Inc.	1.9
8.	optionsXpress Holdings, Inc.	1.8
9.	Brink’s Home Security Holdings, Inc.	1.8
10.	MICRO Systems, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.6%
Information Technology	15.6
Health Care	13.9
Consumer Discretionary	13.3
Industrials	10.1
Materials	8.7
Consumer Staples	4.0
Energy	3.5
Utilities	3.5
Telecommunication Services	3.5
Short-Term Investment	6.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		(13.96)%	5.17%	6.84%
With Sales Charge*		(18.48)	4.04	6.26
CLASS B SHARES	3/28/95
Without CDSC		(14.39)	4.62	6.26
With CDSC**		(19.39)	4.28	6.26
CLASS C SHARES	2/19/05
Without CDSC		(14.42)	4.60	6.14
With CDSC***		(15.42)	4.60	6.14
CLASS R2 SHARES	11/3/08	(14.11)	5.14	6.82
CLASS R5 SHARES	5/15/06	(13.53)	5.70	7.39
SELECT CLASS SHARES	5/7/96	(13.71)	5.56	7.33

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   7

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	July 1, 1991
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$320,315
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies,* returned –24.13%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2009, compared to the –24.85% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of this period, the market traded down sharply due to such key themes as economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the world began to intervene. Around mid-March, market sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic data reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, as results of the U.S. banks’ stress test were received positively by the equity market.

Despite being affected by this market environment on an absolute basis, the Fund outperformed its benchmark for the period due primarily to stock selection in the energy, utilities and autos and transportation sectors. At the individual stock level, Thoratec Corp., a medical device manufacturer, contributed to performance. Shares advanced after the company reported better-than-expected profit in the third quarter of last year due to growing sales of its HeartMate II cardiac pump. In addition, the company raised its profit and revenue forecast for 2008. Video game publisher THQ Inc. also aided returns. Despite reporting a fourth-quarter loss on restructuring costs and falling sales, THQ topped expectations, completing a business realignment positioning the company for potential profitability and positive cash flow in fiscal year 2010. Neutral Tandem Inc. boosted returns. The provider of tandem interconnection services to wireless, wireline, cable and broadband companies, advanced after guiding its fiscal year 2009 revenues above consensus.

On the negative side, stock selection in the consumer discretionary, materials and processing and technology sectors detracted from returns. At the individual stock level, Penn Virginia Corp. detracted from performance. Shares of the natural gas and oil producer declined due to the fall in oil prices, particularly in the second half of 2008. Century Aluminum Co. also hurt returns. The aluminum producer’s shares were negatively impacted by weakness in commodities. Deckers Outdoor Corp., maker of Uggs and Teva footwear, hindered performance on concerns about 2009 earnings estimates. Expectations of slowing sales in the second half of 2009 weighed on the stock as management became cautious with distribution to maintain brand integrity.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	MedAssets, Inc.	2.7%
2.	Iconix Brand Group, Inc.	2.0
3.	Nuance Communications, Inc.	2.0
4.	Lincoln Educational Services Corp.	1.9
5.	Blackboard, Inc.	1.7
6.	ViaSat, Inc.	1.7
7.	Omnicell, Inc.	1.6
8.	Neutral Tandem, Inc.	1.5
9.	Icon plc, (Ireland), ADR	1.5
10.	Psychiatric Solutions, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Health Care	26.3%
Information Technology	23.1
Industrials	17.3
Consumer Discretionary	14.5
Financials	6.4
Energy	4.3
Materials	2.5
Telecommunication Services	2.3
Consumer Staples	1.4
Short-Term Investment	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		(24.13)%	(0.58)%	2.75%
With Sales Charge*		(28.15)	(1.65)	2.20
CLASS B SHARES	9/12/94
Without CDSC		(24.70)	(1.23)	2.18
With CDSC**		(29.70)	(1.65)	2.18
CLASS C SHARES	11/4/97
Without CDSC		(24.59)	(1.19)	2.09
With CDSC***		(25.59)	(1.19)	2.09
CLASS R2 SHARES	11/3/08	(24.20)	(0.96)	1.79
INSTITUTIONAL CLASS SHARES	2/19/05	(23.91)	(0.22)	3.08
SELECT CLASS SHARES	3/26/96	(23.95)	(0.33)	3.02

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   9

JPMorgan Small Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 27, 1995
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$369,454
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies,* returned –26.80%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –25.24% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. Equity markets remained volatile, hitting fresh lows in early March 2009.

Through late March and April, amid signs that the rate of global economic decline was beginning to moderate, markets started to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

In the midst of this market environment, the Fund underperformed its benchmark during the period due to stock selection in the insurance and systems hardware sectors. At the stock level, transportation broker Pacer International Inc. hurt returns, halting its dividend when weakening economic trends reduced the need for shipping services. Conseco Inc., an insurance company, weighed on returns as difficult market environments led the company to report losses. The company amended credit agreements to avoid breaking covenants due to its poor results. Conseco was attractively valued relative to other insurance companies.

On the positive side, the finance and media sectors contributed to returns. EPIQ Systems Inc., which makes software used during the bankruptcy filing process, was a top performer, benefiting from economic weakness that increased levels of financial distress and led to more demand for its products. IKON Office Solutions was also a top contributor, as the printing and document management company was acquired by printer manufacturer Ricoh during the year. In addition, IKON traded at attractive valuations relative to peers, and exhibited high earnings quality and prudent capital deployment during the period.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector that exhibited high earnings quality, had management teams that made effective capital deployment decisions and traded at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Nicor, Inc.	1.3%
2.	PS Business Parks, Inc.	1.2
3.	EMCOR Group, Inc.	1.2
4.	Avista Corp.	1.2
5.	EnerSys	1.1
6.	World Acceptance Corp.	1.1
7.	UMB Financial Corp.	1.0
8.	FirstMerit Corp.	1.0
9.	H.B. Fuller Co.	1.0
10.	MFS Financial, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR ***

Financials	32.0%
Industrials	15.0
Information Technology	13.4
Consumer Discretionary	13.1
Utilities	6.6
Materials	5.7
Health Care	5.5
Energy	4.0
Consumer Staples	2.0
Others (each less than 1.0%)	1.6
Short-Term Investment	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		(26.95)%	(2.29)%	5.98%
With Sales Charge*		(30.80)	(3.34)	5.41
CLASS B SHARES	1/27/95
Without CDSC		(27.47)	(2.92)	5.39
With CDSC**		(32.47)	(3.37)	5.39
CLASS C SHARES	3/22/99
Without CDSC		(27.38)	(2.90)	5.28
With CDSC***		(28.38)	(2.90)	5.28
CLASS R2 SHARES	11/3/08	(27.16)	(2.54)	5.67
CLASS R5 SHARES	5/15/06	(26.71)	(1.98)	6.28
SELECT CLASS SHARES	1/27/95	(26.80)	(2.05)	6.24
ULTRA SHARES	2/22/05	(26.67)	(1.92)	6.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Ultra Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Ultra Shares would have been different than those shown because Class R5 Shares and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   11

JPMorgan Strategic Small Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$3,942
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Small Cap Value Fund, which seeks capital growth over the long term,* returned –25.01%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –25.24% return for the Russell 2000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of this period, the market traded down sharply due to such key themes as economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the world began to intervene. Around mid-March, market sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic data reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, as results of the U.S. banks’ stress test were received positively by the equity market.

Despite being affected by this market environment on an absolute basis, the Fund outperformed its benchmark for the period due primarily to stock selection in the financial services, autos and transportation and producer durables sectors. At the individual stock level, Ocwen Financial Corp., which acquires and services nonperforming residential and commercial mortgage loans, contributed to performance. Shares of Ocwen advanced as the company experienced increased demand for loan servicing due to an uptick in borrowers who were either delinquent or insolvent. Collective Brands Inc., the operator of Payless ShoeSource and Stride Rite chains, also helped returns, benefiting from a first-quarter profit that exceeded expectations. Despite this positive development, Collective Brands was negatively impacted on lower consumer spending, foreign currency fluctuations and the end of the company’s relationship with Tommy Hilfiger. PennantPark Investment Corp., a business development firm that specializes in mezzanine investments in middle market companies, aided performance as well. PennantPark benefited from improved asset quality in the first quarter.

On the negative side, stock selection in the materials and processing, healthcare and utilities sectors hurt returns. At the individual stock level, PGT Inc. detracted from performance. The manufacturer of residential windows and doors was negatively impacted by tightening credit markets and a decrease in homebuilding activity, particularly in the first half of the period. Penn Virginia Corp., a natural gas and oil producer, also hurt returns as shares declined on a decrease in oil prices, particularly in the second half of 2008. Century Aluminum Co. hindered performance as well, as shares of the aluminum producer declined due to weakness in commodities. Commodity and energy-related companies experienced a significant roll-off during the second half of 2008.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The strategy attempted to achieve superior stock selection by departing from the consensus view of future cash flow. Potential investments were subjected to rigorous financial analysis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	PennantPark Investment Corp.	2.4%
2.	Hanover Insurance Group, Inc. (The)	2.4
3.	John Wiley & Sons, Inc., Class A	2.3
4.	CommScope, Inc.	2.2
5.	Meadowbrook Insurance Group, Inc.	2.1
6.	Aspen Insurance Holdings Ltd.	2.1
7.	Commercial Metals Co.	1.9
8.	Ralcorp Holdings, Inc.	1.9
9.	Cardinal Financial Corp.	1.9
10.	Old Dominion Freight Line, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	36.7%
Industrials	16.7
Consumer Discretionary	13.0
Information Technology	10.5
Energy	5.0
Materials	4.9
Consumer Staples	3.4
Health Care	3.2
Utilities	3.0
Telecommunication Services	1.5
Short-Term Investment	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/06
Without Sales Charge		(25.26)%	(11.88)%
With Sales Charge*		(29.16)	(13.29)
CLASS C SHARES	2/28/06
Without CDSC		(25.60)	(12.34)
With CDSC**		(26.60)	(12.34)
CLASS R5 SHARES	7/31/07	(24.88)	(11.48)
SELECT CLASS SHARES	2/28/06	(25.01)	(11.61)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (02/28/06 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2006.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares, the original class offered. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Small Cap Value Fund, the Russell 2000 Value Index, the Lipper Small-Cap Value Funds Index and the Lipper Small-Cap Core Funds Index from February 28, 2006 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index and the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index and the Lipper Small-Cap Core Funds Index are indexes based on the total returns of small cap mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through March 23, 2007, the Fund did not experience any shareholder purchase and sales activity. If such activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$30,118
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks,* returned –24.84%** (Institutional Class Shares) for the 12 months ended June 30, 2009, compared to the –25.01% return for the Russell 2000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will most certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. Equity markets remained volatile, hitting fresh lows in early March 2009.

Through late March and April, amid signs that the rate of global economic decline was beginning to moderate, markets started to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

Despite being affected by this market environment on an absolute basis, the Fund outperformed its benchmark for the period due to stock selection in the health services and systems and finance sectors. IKON Office Solutions was a top contributor, as the printing and document management company was acquired by printer manufacturer Ricoh. In addition, IKON traded at attractive valuations relative to peers, and exhibited high earnings quality and prudent capital deployment during the period. Radiation monitor company Landauer Inc. also helped returns. The company’s medical products allow doctors to monitor the dosage of radiation therapy. The non-discretionary nature of its radiation monitoring badges has helped sustain sales results.

On the negative side, stock selection in the energy and systems hardware sectors detracted from returns. At the stock level, Federal Agricultural Mortgage Corp., also known as Farmer Mac, was a top detractor from returns. The bundler of agricultural and rural real estate loans saw shares fall after taking losses on holdings of Fannie Mae preferred stock. Transportation broker Pacer International Inc. also hurt results, when the company halted its dividend as weakening economic trends reduced the need for shipping services.

Q:	HOW WAS THE FUND MANAGED?

A:	A quantitative ranking methodology was used to identify stocks in each sector, that exhibited high earnings quality, had management teams that made effective capital deployment decisions and traded at attractive valuations. The quantitative stock rankings were then implemented via a disciplined portfolio construction process, which balanced risk and return. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques were used to ensure that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	NorthWestern Corp.	1.3%
2.	EMCOR Group, Inc.	1.3
3.	Nordson Corp.	1.2
4.	LSI Corp.	1.2
5.	Nicor, Inc.	1.2
6.	Sybase, Inc.	1.2
7.	Lennox International, Inc.	1.2
8.	Spartech Corp.	1.0
9.	Invacare Corp.	1.0
10.	WESCO International, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.8%
Financials	18.0
Health Care	15.4
Industrials	14.2
Consumer Discretionary	13.8
Materials	4.0
Energy	3.8
Utilities	3.8
Consumer Staples	2.1
Telecommunication Services	1.5
U.S. Treasury Obligation	0.6
Short-Term Investment	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		(25.30)%	(2.72)%	0.90%
With Sales Charge*		(29.19)	(3.77)	0.36
CLASS C SHARES	11/1/07
Without CDSC		(25.62)	(2.88)	0.83
With CDSC**		(26.62)	(2.88)	0.83
INSTITUTIONAL CLASS SHARES	11/4/93	(24.84)	(2.43)	1.15
SELECT CLASS SHARES	9/10/01	(24.92)	(2.60)	0.97

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to their inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from June 30, 1999 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Institutional Class Shares, the original class offered. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.4%
	Common Stocks — 96.4%
	Aerospace & Defense — 1.9%
77	HEICO Corp. (c)	2,799
	Biotechnology — 6.2%
16	Acorda Therapeutics, Inc. (a) (c)	454
34	Alexion Pharmaceuticals, Inc. (a)	1,398
144	BioMarin Pharmaceutical, Inc. (a) (c)	2,251
262	Halozyme Therapeutics, Inc. (a) (c)	1,823
47	Medivation, Inc. (a) (c)	1,058
38	Myriad Genetics, Inc. (a) (c)	1,362
13	Myriad Pharmaceuticals, Inc. (a)	60
21	Onyx Pharmaceuticals, Inc. (a)	599
		9,005
	Building Products — 2.8%
46	Lennox International, Inc.	1,470
120	Simpson Manufacturing Co., Inc.	2,586
		4,056
	Capital Markets — 1.2%
64	Lazard Ltd., (Bermuda), Class A	1,709
	Commercial Services & Supplies — 5.3%
150	GEO Group, Inc. (The) (a)	2,778
43	Stericycle, Inc. (a)	2,200
105	Waste Connections, Inc. (a)	2,714
		7,692
	Communications Equipment — 3.9%
85	F5 Networks, Inc. (a)	2,928
105	ViaSat, Inc. (a)	2,699
		5,627
	Computers & Peripherals — 2.2%
82	Synaptics, Inc. (a) (c)	3,164
	Construction & Engineering — 1.7%
34	Aecom Technology Corp. (a)	1,082
51	Shaw Group, Inc. (The) (a)	1,410
		2,492
	Distributors — 1.3%
112	LKQ Corp. (a)	1,838
	Diversified Consumer Services — 4.2%
28	American Public Education, Inc. (a) (c)	1,113
51	K12, Inc. (a) (c)	1,099
186	Lincoln Educational Services Corp. (a)	3,891
		6,103
	Diversified Telecommunication Services — 3.1%
125	Cbeyond, Inc. (a) (c)	1,797
89	Neutral Tandem, Inc. (a)	2,618
		4,415
	Electrical Equipment — 3.4%
36	Energy Conversion Devices, Inc. (a) (c)	509
67	EnerSys (a)	1,212
37	Powell Industries, Inc. (a)	1,359
41	Roper Industries, Inc.	1,853
		4,933
	Electronic Equipment, Instruments & Components — 0.7%
44	FLIR Systems, Inc. (a)	995
	Health Care Equipment & Supplies — 5.7%
198	Insulet Corp. (a) (c)	1,522
102	Masimo Corp. (a) (c)	2,459
62	Meridian Bioscience, Inc.	1,393
107	Thoratec Corp. (a) (c)	2,865
		8,239
	Health Care Providers & Services — 6.4%
41	DaVita, Inc. (a)	2,018
55	Genoptix, Inc. (a)	1,771
117	Gentiva Health Services, Inc. (a)	1,926
159	Psychiatric Solutions, Inc. (a) (c)	3,622
		9,337
	Health Care Technology — 6.1%
22	athenahealth, Inc. (a) (c)	807
65	Cerner Corp. (a)	4,074
203	MedAssets, Inc. (a)	3,950
		8,831
	Hotels, Restaurants & Leisure — 1.7%
108	Jack in the Box, Inc. (a)	2,420

	Household Products — 0.7%
92	Central Garden and Pet Co. (a)	1,009
	Industrial Conglomerates — 1.1%
64	Carlisle Cos., Inc.	1,527
	Insurance — 3.8%
76	HCC Insurance Holdings, Inc. (c)	1,819
42	ProAssurance Corp. (a)	1,936
72	Tower Group, Inc.	1,794
		5,549
	Internet Software & Services — 2.9%
90	Bankrate, Inc. (a)	2,276

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — Continued
26	Equinix, Inc. (a) (c)	1,877
		4,153
	IT Services — 3.2%
28	NCI, Inc., Class A (a)	864
122	Syntel, Inc. (c)	3,823
		4,687
	Machinery — 2.2%
48	Graco, Inc.	1,048
66	Wabtec Corp. (c)	2,120
		3,168
	Media — 0.9%
15	Marvel Entertainment, Inc. (a)	538
60	National CineMedia, Inc.	824
		1,362
	Metals & Mining — 0.9%
79	Commercial Metals Co.	1,271
	Oil, Gas & Consumable Fuels — 3.7%
68	Comstock Resources, Inc. (a)	2,234
107	Concho Resources, Inc. (a)	3,061
		5,295
	Personal Products — 0.7%
38	NBTY, Inc. (a)	1,071
	Pharmaceuticals — 1.5%
343	Sucampo Pharmaceuticals, Inc., Class A (a)	2,119
	Professional Services — 3.0%
55	FTI Consulting, Inc. (a) (c)	2,777
43	Watson Wyatt Worldwide, Inc., Class A	1,614
		4,391
	Road & Rail — 1.1%
46	Landstar System, Inc.	1,650
	Semiconductors & Semiconductor Equipment — 1.1%
45	Hittite Microwave Corp. (a)	1,567
	Software — 6.2%
50	ANSYS, Inc. (a) (c)	1,564
101	Blackboard, Inc. (a) (c)	2,906
335	Nuance Communications, Inc. (a) (c)	4,051
30	SolarWinds, Inc. (a)	500
		9,021
	Specialty Retail — 0.4%
77	AnnTaylor Stores Corp. (a)	611
	Textiles, Apparel & Luxury Goods — 2.8%
197	Iconix Brand Group, Inc. (a) (c)	3,030
104	Skechers U.S.A., Inc., Class A (a)	1,019
		4,049
	Thrifts & Mortgage Finance — 0.7%
37	WSFS Financial Corp.	1,005
	Trading Companies & Distributors — 1.7%
172	Beacon Roofing Supply, Inc. (a)	2,486
	Total Long-Term Investments (Cost $130,806)	139,646
Short-Term Investment — 3.8%
	Investment Company — 3.8%
5,427	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $5,427)	5,427
Investment of Cash Collateral for Securities on Loan — 19.4%
	Investment Company — 19.4%
28,151	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $28,151)	28,151
	Total Investments — 119.6% (Cost $164,384)	173,224
	Liabilities in Excess of Other Assets — (19.6)%	(28,350)
	NET ASSETS — 100.0%	$144,874

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 97.4%
	Aerospace & Defense — 1.9%
36	Ceradyne, Inc. (a)	643
12	Curtiss-Wright Corp.	369
60	DigitalGlobe, Inc. (a)	1,144
88	DynCorp International, Inc., Class A (a)	1,477
70	Esterline Technologies Corp. (a)	1,881
12	HEICO Corp.	450
11	Triumph Group, Inc.	444
		6,408
	Air Freight & Logistics — 0.5%
22	Atlas Air Worldwide Holdings, Inc. (a)	510
51	Hub Group, Inc., Class A (a)	1,059
5	Pacer International, Inc.	12
		1,581
	Airlines — 1.1%
295	Hawaiian Holdings, Inc. (a)	1,775
154	Republic Airways Holdings, Inc. (a)	1,007
83	SkyWest, Inc.	843
		3,625
	Auto Components — 0.2%
59	Spartan Motors, Inc.	667
	Biotechnology — 4.6%
27	Acorda Therapeutics, Inc. (a)	747
25	Alexion Pharmaceuticals, Inc. (a)	1,024
55	Alkermes, Inc. (a)	597
87	Anadys Pharmaceuticals, Inc. (a)	162
73	Arena Pharmaceuticals, Inc. (a)	362
40	Cell Genesys, Inc. (a) (c)	12
214	Cytokinetics, Inc. (a)	604
33	Dendreon Corp. (a) (c)	813
88	Halozyme Therapeutics, Inc. (a)	615
1	Human Genome Sciences, Inc. (a)	2
45	Idenix Pharmaceuticals, Inc. (a)	166
7	Idera Pharmaceuticals, Inc. (a) (c)	42
40	InterMune, Inc. (a) (c)	614
49	Isis Pharmaceuticals, Inc. (a)	802
31	Maxygen, Inc. (a)	208
32	Medarex, Inc. (a)	270
50	Medivation, Inc. (a) (c)	1,114
41	Molecular Insight Pharmaceuticals, Inc. (a) (c)	214
25	Myriad Genetics, Inc. (a)	902
6	Myriad Pharmaceuticals, Inc. (a)	29
19	Onyx Pharmaceuticals, Inc. (a)	531
16	OSI Pharmaceuticals, Inc. (a)	446
42	Pharmasset, Inc. (a)	474
28	Progenics Pharmaceuticals, Inc. (a)	144
111	Protalix BioTherapeutics, Inc., (Israel) (a)	499
17	Regeneron Pharmaceuticals, Inc. (a)	299
70	Rigel Pharmaceuticals, Inc. (a)	853
58	Savient Pharmaceuticals, Inc. (a)	801
68	Seattle Genetics, Inc. (a) (c)	663
43	Theravance, Inc. (a) (c)	628
9	United Therapeutics Corp. (a)	742
		15,379
	Building Products — 0.6%
111	Gibraltar Industries, Inc.	763
51	INSTEEL Industries, Inc. (c)	419
53	Quanex Building Products Corp.	598
7	Trex Co., Inc. (a) (c)	92
		1,872
	Capital Markets — 1.4%
112	Knight Capital Group, Inc., Class A (a)	1,901
25	Kohlberg Capital Corp. (c)	155
25	optionsXpress Holdings, Inc.	395
97	Penson Worldwide, Inc. (a) (c)	864
24	Pzena Investment Management, Inc., Class A	182
86	SWS Group, Inc.	1,200
3	TD AMERITRADE Holding Corp. (a)	55
		4,752
	Chemicals — 1.9%
6	American Vanguard Corp.	71
16	Balchem Corp.	389
52	H.B. Fuller Co.	974
78	Innophos Holdings, Inc.	1,321
63	Koppers Holdings, Inc.	1,648
47	Omnova Solutions, Inc. (a)	153
164	PolyOne Corp. (a)	443
114	Spartech Corp.	1,050
23	W.R. Grace & Co. (a)	285
20	Zep, Inc.	240
		6,574
	Commercial Banks — 5.4%
8	1st Source Corp.	135
3	Alliance Financial Corp. (c)	77
18	Ameris Bancorp	113
4	BancFirst Corp.	152

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Banks — Continued
35		Banco Latinoamericano de Exportaciones S.A., (Panama), Class E	431
35		Central Pacific Financial Corp.	132
37		City Holding Co.	1,108
14		Columbia Banking System, Inc. (c)	139
51		Community Bank System, Inc.	735
15		Community Trust Bancorp, Inc.	413
47		CVB Financial Corp. (c)	282
37		East West Bancorp, Inc.	240
12		Farmers Capital Bank Corp.	294
133		First Bancorp (c)	527
6		First Bancorp (c)	91
55		First Community Bancshares, Inc.	707
102		First Financial Bancorp	766
4		First South Bancorp, Inc. (c)	51
141		FNB Corp.	870
27		Glacier Bancorp, Inc. (c)	405
6		Heritage Commerce Corp. (c)	22
59		Iberiabank Corp.	2,329
37		International Bancshares Corp. (c)	381
21		Lakeland Financial Corp.	390
8		MainSource Financial Group, Inc.	56
2		Merchants Bancshares, Inc.	33
61		Nara Bancorp, Inc.	318
53		National Penn Bancshares, Inc. (c)	242
20		NBT Bancorp, Inc.	443
7		Pacific Continental Corp.	89
20		Peoples Bancorp, Inc.	346
24		Prosperity Bancshares, Inc.	707
6		Renasant Corp.	87
11		Republic Bancorp, Inc., Class A (c)	254
15		Santander BanCorp (a)	102
7		Sierra Bancorp (c)	92
10		Simmons First National Corp., Class A	275
16		Southside Bancshares, Inc.	358
21		Southwest Bancorp, Inc.	209
151		Sterling Bancshares, Inc.	955
50		Sterling Financial Corp. (c)	144
11		TriCo Bancshares	174
29		UCBH Holdings, Inc. (c)	36
1		West Coast Bancorp (c)	2
51		Westamerica Bancorp (c)	2,520
28		Wilshire Bancorp, Inc.	161
			18,393
		Commercial Services & Supplies — 3.0%
58		ATC Technology Corp. (a)	834
66		Cenveo, Inc. (a) (c)	278
146		Comfort Systems USA, Inc.	1,496
22		Consolidated Graphics, Inc. (a) (c)	388
215		Deluxe Corp.	2,758
29		Ennis, Inc.	360
62		GEO Group, Inc. (The) (a)	1,152
68		Herman Miller, Inc.	1,046
8		HNI Corp. (c)	135
114		Knoll, Inc.	860
10		Metalico, Inc. (a) (c)	46
19		United Stationers, Inc. (a)	677
1		Waste Connections, Inc. (a)	21
			10,051
		Communications Equipment — 3.5%
272		3Com Corp. (a)	1,283
202		Arris Group, Inc. (a) (c)	2,461
42		Avocent Corp. (a)	591
60		Black Box Corp.	2,008
26		Blue Coat Systems, Inc. (a)	425
34		Comtech Telecommunications Corp. (a)	1,097
8		Digi International, Inc. (a)	74
2		Extreme Networks, Inc. (a)	4
68		Harmonic, Inc. (a)	401
39		Harris Stratex Networks, Inc., Class A (a)	252
29		NETGEAR, Inc. (a)	419
43		Plantronics, Inc.	809
38		Polycom, Inc. (a)	768
83		Symmetricom, Inc. (a)	478
45		Tekelec (a)	758
			11,828
		Computers & Peripherals — 0.5%
29		Adaptec, Inc. (a)	76
12		Electronics for Imaging, Inc. (a)	128
37		Imation Corp.	281
—	(h)	Intevac, Inc. (a)	2
29		Synaptics, Inc. (a) (c)	1,134
			1,621
		Construction & Engineering — 1.2%
55		EMCOR Group, Inc. (a)	1,096
73		MasTec, Inc. (a)	854
5		Michael Baker Corp. (a)	212
18		Pike Electric Corp. (a)	222

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Construction & Engineering — Continued
102	Tutor Perini Corp. (a) (c)	1,771
		4,155
	Construction Materials — 0.0% (g)
24	Headwaters, Inc. (a) (c)	82
33	U.S. Concrete, Inc. (a)	64
		146
	Consumer Finance — 2.4%
62	Advance America Cash Advance Centers, Inc.	272
139	Cash America International, Inc.	3,254
120	Dollar Financial Corp. (a)	1,650
55	EZCORP, Inc., Class A (a)	589
21	First Cash Financial Services, Inc. (a)	364
24	Nelnet, Inc., Class A (a)	322
82	World Acceptance Corp. (a) (c)	1,633
		8,084
	Containers & Packaging — 1.7%
72	Myers Industries, Inc.	596
97	Rock-Tenn Co., Class A	3,709
29	Silgan Holdings, Inc.	1,441
		5,746
	Diversified Consumer Services — 0.3%
36	Bridgepoint Education, Inc. (a)	619
17	Corinthian Colleges, Inc. (a)	285
10	Lincoln Educational Services Corp. (a)	209
		1,113
	Diversified Financial Services — 0.4%
13	Compass Diversified Holdings	103
58	Encore Capital Group, Inc. (a)	762
25	Financial Federal Corp.	508
		1,373
	Diversified Telecommunication Services — 1.3%
472	Cincinnati Bell, Inc. (a)	1,341
46	Consolidated Communications Holdings, Inc.	535
229	Premiere Global Services, Inc. (a)	2,478
		4,354
	Electric Utilities — 1.9%
101	El Paso Electric Co. (a)	1,404
105	Portland General Electric Co.	2,040
27	UniSource Energy Corp.	703
127	Westar Energy, Inc.	2,390
		6,537
	Electrical Equipment — 2.7%
21	A.O. Smith Corp.	674
59	Acuity Brands, Inc.	1,658
13	American Superconductor Corp. (a) (c)	349
29	Energy Conversion Devices, Inc. (a) (c)	413
23	Evergreen Solar, Inc. (a) (c)	49
222	GrafTech International Ltd. (a)	2,509
14	GT Solar International, Inc. (a) (c)	73
21	Polypore International, Inc. (a)	232
84	Regal-Beloit Corp.	3,328
		9,285
	Electronic Equipment, Instruments & Components — 1.9%
35	Anixter International, Inc. (a) (c)	1,316
70	Benchmark Electronics, Inc. (a)	1,005
51	Brightpoint, Inc. (a)	320
24	Checkpoint Systems, Inc. (a)	380
39	Insight Enterprises, Inc. (a)	372
26	Mercury Computer Systems, Inc. (a)	240
12	Multi-Fineline Electronix, Inc. (a)	265
41	Plexus Corp. (a)	831
70	RadiSys Corp. (a)	627
39	Technitrol, Inc.	250
77	TTM Technologies, Inc. (a)	616
17	Zygo Corp. (a)	78
		6,300
	Energy Equipment & Services — 1.6%
2	Allis-Chalmers Energy, Inc. (a)	4
21	Basic Energy Services, Inc. (a)	145
77	Cal Dive International, Inc. (a)	663
91	Gulfmark Offshore, Inc. (a)	2,517
16	Lufkin Industries, Inc.	685
20	Matrix Service Co. (a)	228
91	Newpark Resources (a)	259
112	Parker Drilling Co. (a)	486
20	T-3 Energy Services, Inc. (a)	237
21	TGC Industries, Inc. (a)	102
		5,326
	Food & Staples Retailing — 0.9%
27	Casey’s General Stores, Inc.	704
30	Nash Finch Co.	806
53	Pantry, Inc. (The) (a)	878
49	Spartan Stores, Inc.	602
		2,990

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — 1.4%
14	Cal-Maine Foods, Inc. (c)	342
70	Chiquita Brands International, Inc. (a)	721
110	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	1,792
16	Ralcorp Holdings, Inc. (a)	993
28	TreeHouse Foods, Inc. (a)	797
		4,645
	Gas Utilities — 1.4%
35	Laclede Group, Inc. (The)	1,169
53	New Jersey Resources Corp.	1,958
17	Northwest Natural Gas Co.	749
26	WGL Holdings, Inc.	817
		4,693
	Health Care Equipment & Supplies — 2.8%
28	Cantel Medical Corp. (a)	453
61	CONMED Corp. (a)	950
53	Electro-Optical Sciences, Inc. (a) (c)	416
31	Greatbatch, Inc. (a)	689
12	Haemonetics Corp. (a)	667
2	Integra LifeSciences Holdings Corp. (a)	48
101	Invacare Corp.	1,790
99	STERIS Corp.	2,584
73	Thoratec Corp. (a) (c)	1,960
		9,557
	Health Care Providers & Services — 5.0%
98	Alliance HealthCare Services, Inc. (a)	716
45	Allion Healthcare, Inc. (a)	265
28	Amedisys, Inc. (a) (c)	915
59	AMERIGROUP Corp. (a)	1,587
72	AMN Healthcare Services, Inc. (a)	461
64	Centene Corp. (a)	1,269
21	Emergency Medical Services Corp., Class A (a)	781
75	Gentiva Health Services, Inc. (a)	1,228
75	Hanger Orthopedic Group, Inc. (a)	1,015
89	Healthsouth Corp. (a)	1,289
11	Healthspring, Inc. (a)	122
17	inVentiv Health, Inc. (a)	230
130	Nighthawk Radiology Holdings, Inc. (a)	479
69	Owens & Minor, Inc.	3,015
39	Providence Service Corp. (The) (a)	428
66	PSS World Medical, Inc. (a) (c)	1,222
30	Psychiatric Solutions, Inc. (a)	680
38	Res-Care, Inc. (a)	543
20	Sun Healthcare Group, Inc. (a)	169
16	U.S. Physical Therapy, Inc. (a)	233
16	WellCare Health Plans, Inc. (a)	290
		16,937
	Health Care Technology — 0.3%
41	MedAssets, Inc. (a)	790
12	Medidata Solutions, Inc. (a)	190
		980
	Hotels, Restaurants & Leisure — 1.8%
46	CEC Entertainment, Inc. (a)	1,356
32	Cracker Barrel Old Country Store, Inc.	884
42	Domino’s Pizza, Inc. (a)	313
50	Einstein Noah Restaurant Group, Inc. (a)	432
14	Isle of Capri Casinos, Inc. (a)	191
84	Jack in the Box, Inc. (a)	1,890
153	Ruby Tuesday, Inc. (a)	1,017
		6,083
	Household Durables — 1.2%
1	CSS Industries, Inc.	10
37	Helen of Troy Ltd., (Bermuda) (a)	626
31	Hooker Furniture Corp.	357
25	Jarden Corp. (a)	469
124	Tempur-Pedic International, Inc. (c)	1,622
38	Tupperware Brands Corp.	976
		4,060
	Household Products — 0.4%
127	Central Garden & Pet Co., Class A (a)	1,251
	Insurance — 3.6%
219	American Equity Investment Life Holding Co.	1,220
21	American Physicians Capital, Inc.	815
29	Amerisafe, Inc. (a)	448
21	Argo Group International Holdings Ltd., (Bermuda) (a)	587
72	Aspen Insurance Holdings Ltd., (Bermuda)	1,608
30	Delphi Financial Group, Inc., Class A	587
61	Flagstone Reinsurance Holdings Ltd., (Bermuda)	629
15	Hallmark Financial Services (a)	109
17	Horace Mann Educators Corp.	169
108	Meadowbrook Insurance Group, Inc.	704
21	National Financial Partners Corp. (c)	152
1	Navigators Group, Inc. (a)	40
59	Platinum Underwriters Holdings Ltd., (Bermuda)	1,681

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
159	PMA Capital Corp., Class A (a)	723
54	Safety Insurance Group, Inc.	1,647
31	SeaBright Insurance Holdings, Inc. (a)	312
51	Selective Insurance Group	654
		12,085
	Internet & Catalog Retail — 0.0% (g)
1	NutriSystem, Inc. (c)	17
	Internet Software & Services — 1.2%
23	Art Technology Group, Inc. (a)	89
3	AsiaInfo Holdings, Inc., (China) (a)	43
162	EarthLink, Inc. (a)	1,202
26	j2 Global Communications, Inc. (a)	584
13	LogMeIn, Inc. (a)	205
39	Perficient, Inc. (a)	270
189	United Online, Inc.	1,232
88	Web.com Group, Inc. (a)	493
		4,118
	IT Services — 2.4%
78	Acxiom Corp.	691
35	CACI International, Inc., Class A (a)	1,478
161	CIBER, Inc. (a)	498
33	CSG Systems International, Inc. (a)	434
72	Cybersource Corp. (a)	1,094
35	Gartner, Inc. (a)	533
30	Global Cash Access Holdings, Inc. (a)	241
21	Hackett Group, Inc. (The) (a)	49
14	iGate Corp.	93
29	infoGROUP, Inc. (a)	167
3	Integral Systems, Inc. (a)	28
35	ManTech International Corp., Class A (a)	1,489
12	NCI, Inc., Class A (a)	359
73	Perot Systems Corp., Class A (a)	1,052
		8,206
	Leisure Equipment & Products — 1.1%
174	JAKKS Pacific, Inc. (a)	2,226
50	RC2 Corp. (a)	664
133	Smith & Wesson Holding Corp. (a)	756
13	Steinway Musical Instruments (a)	140
		3,786
	Life Sciences Tools & Services — 0.2%
1	AMAG Pharmaceuticals, Inc. (a)	38
12	Enzo Biochem, Inc. (a)	52
50	eResearchTechnology, Inc. (a)	312
26	Exelixis, Inc. (a)	127
8	Kendle International, Inc. (a)	93
		622
	Machinery — 3.1%
55	Barnes Group, Inc.	657
16	Chart Industries, Inc. (a)	287
60	CIRCOR International, Inc.	1,419
68	Columbus McKinnon Corp. (a)	860
112	EnPro Industries, Inc. (a) (c)	2,024
114	Force Protection, Inc. (a)	1,004
4	LB Foster Co., Class A (a)	126
13	Middleby Corp. (a) (c)	584
10	SmartHeat, Inc. (a)	67
34	Wabash National Corp.	24
94	Wabtec Corp.	3,021
11	Watts Water Technologies, Inc., Class A	228
		10,301
	Marine — 0.3%
229	Horizon Lines, Inc., Class A (c)	884
	Media — 1.0%
64	AH Belo Corp., Class A (c)	63
135	Belo Corp., Class A	242
58	Cinemark Holdings, Inc.	660
146	Cumulus Media, Inc., Class A (a)	135
75	Entercom Communications Corp., Class A	115
54	Harte-Hanks, Inc. (c)	495
106	LIN TV Corp., Class A (a)	178
22	Marvel Entertainment, Inc. (a)	769
29	McClatchy Co. (The), Class A	14
121	Valassis Communications, Inc. (a)	736
		3,407
	Metals & Mining — 0.0% (g)
2	Compass Minerals International, Inc.	132
	Oil, Gas & Consumable Fuels — 3.0%
5	APCO Argentina, Inc.	96
7	Clayton Williams Energy, Inc. (a)	130
194	Endeavour International Corp. (a)	264
234	EXCO Resources, Inc. (a)	3,026
6	FX Energy, Inc. (a)	22
26	Georesources, Inc. (a)	260
293	Gran Tierra Energy, Inc., (Canada) (a)	1,009
48	Gulfport Energy Corp. (a)	331
31	Harvest Natural Resources, Inc. (a)	138

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
52	Knightsbridge Tankers Ltd., (Bermuda)	703
145	McMoRan Exploration Co. (a)	865
23	Penn Virginia Corp.	373
18	Toreador Resources Corp. (a)	120
109	VAALCO Energy, Inc. (a)	460
62	Western Refining, Inc. (a) (c)	440
47	World Fuel Services Corp.	1,934
		10,171
	Paper & Forest Products — 0.1%
43	Buckeye Technologies, Inc. (a)	192
	Personal Products — 0.4%
74	American Oriental Bioengineering, Inc., (China) (a) (c)	389
46	China Sky One Medical, Inc., (China) (a) (c)	620
73	Prestige Brands Holdings, Inc. (a)	448
		1,457
	Pharmaceuticals — 1.5%
38	Auxilium Pharmaceuticals, Inc. (a)	1,205
28	Cardiome Pharma Corp., (Canada) (a)	104
65	Cypress Bioscience, Inc. (a)	607
41	Noven Pharmaceuticals, Inc. (a)	588
13	Optimer Pharmaceuticals, Inc. (a) (c)	201
23	Par Pharmaceutical Cos., Inc. (a)	353
13	Salix Pharmaceuticals Ltd. (a)	129
60	Sucampo Pharmaceuticals, Inc., Class A (a)	368
31	Valeant Pharmaceuticals International (a) (c)	784
60	Vivus, Inc. (a)	365
20	XenoPort, Inc. (a)	466
		5,170
	Professional Services — 0.9%
13	COMSYS IT Partners, Inc. (a)	74
35	Heidrick & Struggles International, Inc.	630
110	Kforce, Inc. (a)	907
58	Korn/Ferry International (a)	620
23	Navigant Consulting, Inc. (a)	303
62	TrueBlue, Inc. (a)	516
		3,050
	Real Estate Investment Trusts (REITs) — 5.3%
42	American Campus Communities, Inc.	933
140	Anthracite Capital, Inc. (c)	87
34	Ashford Hospitality Trust, Inc. (c)	96
84	Associated Estates Realty Corp.	498
16	BioMed Realty Trust, Inc.	162
45	Capstead Mortgage Corp.	566
32	Cypress Sharpridge Investments, Inc. (a)	377
277	DCT Industrial Trust, Inc.	1,130
119	Developers Diversified Realty Corp. (c)	579
9	Equity Lifestyle Properties, Inc.	323
84	Glimcher Realty Trust	244
17	Government Properties Income Trust (a)	351
57	Hersha Hospitality Trust	142
16	Home Properties, Inc. (c)	529
8	Invesco Mortgage Capital, Inc. (a)	156
417	Lexington Realty Trust	1,417
53	Maguire Properties, Inc. (a) (c)	45
354	MFA Financial, Inc.	2,448
14	Mission West Properties, Inc.	98
106	National Retail Properties, Inc. (c)	1,839
142	NorthStar Realty Finance Corp. (c)	402
76	Omega Healthcare Investors, Inc.	1,181
30	Parkway Properties, Inc.	384
67	Pennsylvania Real Estate Investment Trust (c)	336
23	PS Business Parks, Inc.	1,114
22	RAIT Financial Trust	30
132	Senior Housing Properties Trust	2,153
85	Strategic Hotels & Resorts, Inc.	94
14	Sun Communities, Inc.	196
		17,910
	Real Estate Management & Development — 0.1%
21	Forestar Group, Inc. (a)	244
	Road & Rail — 0.5%
54	Arkansas Best Corp.	1,431
9	Marten Transport Ltd. (a)	180
5	YRC Worldwide, Inc. (a) (c)	8
		1,619
	Semiconductors & Semiconductor Equipment — 4.0%
5	Actel Corp. (a)	56
220	Amkor Technology, Inc. (a)	1,042
50	Applied Micro Circuits Corp. (a)	408
161	Cirrus Logic, Inc. (a)	725
5	DSP Group, Inc. (a)	35
14	Entegris, Inc. (a)	37
27	FEI Co. (a)	614
46	IXYS Corp.	460
96	Kulicke & Soffa Industries, Inc. (a)	328
27	Lattice Semiconductor Corp. (a)	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
74	Micrel, Inc.	540
25	Microsemi Corp. (a)	346
72	MIPS Technologies, Inc. (a)	216
25	MKS Instruments, Inc. (a)	335
263	PMC-Sierra, Inc. (a)	2,096
39	Semtech Corp. (a)	619
78	Silicon Image, Inc. (a)	178
59	Silicon Storage Technology, Inc. (a)	110
369	Skyworks Solutions, Inc. (a)	3,609
10	Standard Microsystems Corp. (a)	211
3	Supertex, Inc. (a)	68
78	Techwell, Inc. (a)	663
18	Tessera Technologies, Inc. (a)	455
60	TriQuint Semiconductor, Inc. (a)	316
		13,518
	Software — 4.1%
6	Actuate Corp. (a)	28
21	Ariba, Inc. (a)	204
238	Aspen Technology, Inc. (a)	2,027
30	Epicor Software Corp. (a)	157
28	Informatica Corp. (a)	478
170	JDA Software Group, Inc. (a)	2,540
16	Macrovision Solutions Corp. (a)	338
4	Manhattan Associates, Inc. (a)	75
8	Net 1 UEPS Technologies, Inc., (South Africa) (a)	103
32	Netscout Systems, Inc. (a)	303
149	OpenTV Corp., Class A (a)	196
97	Parametric Technology Corp. (a)	1,129
8	Pegasystems, Inc.	206
36	Progress Software Corp. (a)	756
50	Quest Software, Inc. (a)	695
17	Rosetta Stone, Inc. (a) (c)	475
40	Smith Micro Software, Inc. (a)	396
26	SolarWinds, Inc. (a)	424
10	SPSS, Inc. (a)	330
88	Sybase, Inc. (a)	2,770
24	TeleCommunication Systems, Inc., Class A (a)	171
		13,801
	Specialty Retail — 4.4%
43	Aeropostale, Inc. (a)	1,460
52	Asbury Automotive Group, Inc.	534
48	Brown Shoe Co., Inc.	351
34	Buckle, Inc. (The) (c)	1,087
25	Cabela’s, Inc. (a)	305
23	Children’s Place Retail Stores, Inc. (The) (a)	610
77	Collective Brands, Inc. (a)	1,128
92	Finish Line, Inc. (The), Class A	686
35	Gymboree Corp. (a)	1,252
34	Hot Topic, Inc. (a)	246
52	Jos. A. Bank Clothiers, Inc. (a)	1,795
73	Kirkland’s, Inc. (a)	879
161	Rent-A-Center, Inc. (a)	2,871
60	Sally Beauty Holdings, Inc. (a) (c)	383
397	Wet Seal, Inc. (The), Class A (a)	1,220
		14,807
	Textiles, Apparel & Luxury Goods — 2.0%
22	Deckers Outdoor Corp. (a)	1,511
80	Iconix Brand Group, Inc. (a)	1,236
167	Maidenform Brands, Inc. (a)	1,918
7	Oxford Industries, Inc.	85
64	Perry Ellis International, Inc. (a)	462
18	Steven Madden Ltd. (a)	466
33	UniFirst Corp.	1,219
		6,897
	Thrifts & Mortgage Finance — 1.1%
15	Berkshire Hills Bancorp, Inc.	303
69	First Niagara Financial Group, Inc.	784
22	Guaranty Financial Group, Inc. (a) (c)	4
17	OceanFirst Financial Corp.	204
112	Ocwen Financial Corp. (a)	1,451
27	PMI Group, Inc. (The) (c)	53
65	Trustco Bank Corp.	382
22	WSFS Financial Corp.	598
		3,779
	Trading Companies & Distributors — 1.1%
46	Aceto Corp.	308
146	Applied Industrial Technologies, Inc. (c)	2,883
25	Beacon Roofing Supply, Inc. (a)	361
18	Kaman Corp.	301
		3,853

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.8%
106	Syniverse Holdings, Inc. (a)	1,694
279	Virgin Mobile USA, Inc., Class A (a)	1,121
		2,815
	Total Common Stocks (Cost $397,505)	329,207

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.6%
1,970	U.S. Treasury Note, 3.125%, 11/30/09 (k) (m) (Cost $1,990)	1,993
	Total Long-Term Investments (Cost $399,495)	331,200

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 7.3%
	Investment Company — 7.3%
24,805	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $24,805)	24,805
	Total Investments — 105.3% (Cost $424,300)	356,005
	Liabilities in Excess of Other Assets — (5.3)%	(18,024)
	NET ASSETS — 100.0%	$337,981

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
176	E-mini Russell 2000	09/18/09	$8,927	$(104)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.9%
	Common Stocks — 95.9%
	Aerospace & Defense — 2.6%
89	Alliant Techsystems, Inc. (a)	7,363
605	TransDigm Group, Inc. (a)	21,908
		29,271
	Air Freight & Logistics — 0.9%
444	Forward Air Corp.	9,474
	Beverages — 1.4%
511	Hansen Natural Corp. (a)	15,747
	Biotechnology — 0.8%
254	Myriad Genetics, Inc. (a)	9,050
61	Myriad Pharmaceuticals, Inc. (a)	285
		9,335
	Capital Markets — 5.0%
967	Calamos Asset Management, Inc., Class A	13,647
289	Evercore Partners, Inc., Class A	5,678
1,642	HFF, Inc., Class A (a)	6,403
315	KBW, Inc. (a) (c)	9,061
1,322	optionsXpress Holdings, Inc.	20,525
		55,314
	Chemicals — 1.7%
172	Airgas, Inc.	6,982
346	Scotts Miracle-Gro Co. (The), Class A	12,131
		19,113
	Commercial Banks — 1.7%
714	First Financial Bancorp	5,368
111	Hancock Holding Co. (c)	3,607
131	S.Y. Bancorp, Inc. (c)	3,172
979	Western Alliance Bancorp (a) (c)	6,695
		18,842
	Commercial Services & Supplies — 2.7%
847	Comfort Systems USA, Inc.	8,678
815	Waste Connections, Inc. (a)	21,107
		29,785
	Containers & Packaging — 5.6%
466	AptarGroup, Inc.	15,740
687	Crown Holdings, Inc. (a)	16,591
609	Silgan Holdings, Inc.	29,835
		62,166
	Diversified Consumer Services — 1.8%
713	Brink’s Home Security Holdings, Inc. (a)	20,198
	Diversified Financial Services — 0.5%
237	MSCI, Inc., Class A (a)	5,793
	Diversified Telecommunication Services — 3.5%
757	Cbeyond, Inc. (a)	10,860
300	Neutral Tandem, Inc. (a)	8,865
1,054	NTELOS Holdings Corp.	19,412
		39,137
	Electronic Equipment, Instruments & Components — 1.1%
316	Anixter International, Inc. (a)	11,867
	Energy Equipment & Services — 1.4%
471	Exterran Holdings, Inc. (a)	7,560
211	FMC Technologies, Inc. (a)	7,917
		15,477
	Food & Staples Retailing — 1.5%
1,340	Winn-Dixie Stores, Inc. (a)	16,798
	Food Products — 1.2%
1,333	B&G Foods, Inc., Class A	11,208
1,206	Reddy Ice Holdings, Inc. (a) (c)	1,989
		13,197
	Gas Utilities — 2.1%
231	Atmos Energy Corp.	5,787
387	Northwest Natural Gas Co.	17,154
		22,941
	Health Care Equipment & Supplies — 2.6%
424	IDEXX Laboratories, Inc. (a) (c)	19,605
759	Natus Medical, Inc. (a)	8,756
		28,361
	Health Care Providers & Services — 10.4%
783	AMN Healthcare Services, Inc. (a)	4,999
778	Catalyst Health Solutions, Inc. (a)	19,410
663	Coventry Health Care, Inc. (a)	12,406
393	MWI Veterinary Supply, Inc. (a)	13,716
1,222	PharMerica Corp. (a) (c)	23,985
1,536	PSS World Medical, Inc. (a)	28,437
541	Psychiatric Solutions, Inc. (a)	12,296
		115,249
	Health Care Technology — 0.4%
434	Omnicell, Inc. (a)	4,668
	Hotels, Restaurants & Leisure — 3.6%
826	Monarch Casino & Resort, Inc. (a)	6,033
492	Papa John’s International, Inc. (a)	12,187
236	Penn National Gaming, Inc. (a)	6,861
2,223	Shuffle Master, Inc. (a)	14,695
		39,776

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 2.0%
1,182	Jarden Corp. (a)	22,163
	Insurance — 6.0%
101	American Physicians Capital, Inc.	3,975
940	eHealth, Inc. (a)	16,604
781	ProAssurance Corp. (a)	36,108
217	RLI Corp.	9,712
		66,399
	Internet Software & Services — 4.4%
353	comScore, Inc. (a)	4,705
2,645	Dice Holdings, Inc. (a)	12,301
1,614	Liquidity Services, Inc. (a)	15,914
1,422	Travelzoo, Inc. (a) (c)	15,570
		48,490
	Leisure Equipment & Products — 1.2%
769	Pool Corp. (c)	12,734
	Machinery — 1.6%
263	Kaydon Corp.	8,573
418	RBC Bearings, Inc. (a)	8,557
		17,130
	Media — 3.4%
876	Cinemark Holdings, Inc.	9,919
530	Interactive Data Corp.	12,274
386	Morningstar, Inc. (a) (c)	15,933
		38,126
	Metals & Mining — 1.6%
343	Commercial Metals Co.	5,506
211	Compass Minerals International, Inc.	11,603
		17,109
	Multi-Utilities — 1.5%
730	NorthWestern Corp.	16,603
	Oil, Gas & Consumable Fuels — 2.2%
273	Concho Resources, Inc. (a)	7,837
180	Southwestern Energy Co. (a)	7,003
459	St. Mary Land & Exploration Co.	9,583
		24,423
	Professional Services — 1.5%
390	CoStar Group, Inc. (a)	15,548
765	Hudson Highland Group, Inc. (a) (c)	1,499
		17,047
	Real Estate Investment Trusts (REITs) — 3.1%
132	EastGroup Properties, Inc.	4,361
510	Franklin Street Properties Corp.	6,755
426	Mid-America Apartment Communities, Inc.	15,647
442	National Retail Properties, Inc.	7,671
		34,434
	Real Estate Management & Development — 0.6%
203	Jones Lang LaSalle, Inc.	6,655
	Road & Rail — 1.1%
218	Knight Transportation, Inc.	3,611
243	Landstar System, Inc.	8,738
		12,349
	Semiconductors & Semiconductor Equipment — 0.5%
270	Standard Microsystems Corp. (a)	5,527
	Software — 10.0%
1,386	Aspen Technology, Inc. (a)	11,826
484	Blackboard, Inc. (a)	13,973
727	Deltek, Inc. (a)	3,156
394	DemandTec, Inc. (a)	3,467
785	MICROS Systems, Inc. (a)	19,876
752	Monotype Imaging Holdings, Inc. (a)	5,122
967	NetSuite, Inc. (a) (c)	11,415
617	Nuance Communications, Inc. (a)	7,458
123	SolarWinds, Inc. (a)	2,020
741	Solera Holdings, Inc. (a)	18,832
1,443	SuccessFactors, Inc. (a) (c)	13,249
		110,394
	Textiles, Apparel & Luxury Goods — 1.6%
193	Columbia Sportswear Co. (c)	5,975
136	Fossil, Inc. (a)	3,276
556	Iconix Brand Group, Inc. (a)	8,557
		17,808
	Thrifts & Mortgage Finance — 1.1%
717	First Niagara Financial Group, Inc.	8,189
448	Westfield Financial, Inc.	4,063
		12,252
	Total Long-Term Investments (Cost $1,103,828)	1,062,152

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.4%
	Investment Company — 6.4%
71,327	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $71,327)	71,327
Investment of Cash Collateral for Securities on Loan — 7.8%
	Investment Company — 7.8%
86,331	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $86,331)	86,331
	Total Investments — 110.1% (Cost $1,261,486)	1,219,810
	Liabilities in Excess of Other Assets — (10.1)%	(111,800)
	NET ASSETS — 100.0%	$1,108,010

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 1.5%
86	DigitalGlobe, Inc. (a)	1,657
90	HEICO Corp. (c)	3,247
		4,904
	Air Freight & Logistics — 0.4%
63	Hub Group, Inc., Class A (a)	1,308
	Biotechnology — 5.1%
37	Acorda Therapeutics, Inc. (a)	1,037
66	Alexion Pharmaceuticals, Inc. (a)	2,702
214	BioMarin Pharmaceutical, Inc. (a) (c)	3,347
403	Halozyme Therapeutics, Inc. (a)	2,807
84	Medivation, Inc. (a) (c)	1,878
52	Myriad Genetics, Inc. (a)	1,864
18	Myriad Pharmaceuticals, Inc. (a)	82
44	Onyx Pharmaceuticals, Inc. (a)	1,235
100	Theravance, Inc. (a) (c)	1,469
		16,421
	Building Products — 1.5%
101	Lennox International, Inc.	3,237
74	Simpson Manufacturing Co., Inc. (c)	1,604
		4,841
	Capital Markets — 2.1%
39	Affiliated Managers Group, Inc. (a)	2,252
240	Calamos Asset Management, Inc., Class A	3,383
61	Investment Technology Group, Inc. (a)	1,247
		6,882
	Chemicals — 0.7%
220	Innospec, Inc., (United Kingdom)	2,361
	Commercial Services & Supplies — 2.6%
191	GEO Group, Inc. (The) (a)	3,542
181	Waste Connections, Inc. (a)	4,690
		8,232
	Communications Equipment — 2.8%
60	F5 Networks, Inc. (a)	2,082
163	Infinera Corp. (a)	1,486
206	ViaSat, Inc. (a)	5,283
		8,851
	Computers & Peripherals — 1.4%
118	Compellent Technologies, Inc. (a)	1,798
67	Synaptics, Inc. (a) (c)	2,604
		4,402
	Construction & Engineering — 0.7%
72	Aecom Technology Corp. (a)	2,310
	Construction Materials — 0.8%
96	Eagle Materials, Inc.	2,418
	Distributors — 1.0%
191	LKQ Corp. (a)	3,137
	Diversified Consumer Services — 3.4%
60	American Public Education, Inc. (a)	2,361
115	K12, Inc. (a) (c)	2,480
290	Lincoln Educational Services Corp. (a)	6,076
		10,917
	Diversified Financial Services — 1.0%
132	MSCI, Inc., Class A (a)	3,226
	Diversified Telecommunication Services — 2.3%
167	Cbeyond, Inc. (a)	2,396
167	Neutral Tandem, Inc. (a)	4,925
		7,321
	Electrical Equipment — 1.8%
64	Baldor Electric Co.	1,520
48	Energy Conversion Devices, Inc. (a) (c)	685
127	EnerSys (a)	2,318
34	Powell Industries, Inc. (a)	1,261
		5,784
	Electronic Equipment, Instruments & Components — 0.7%
100	FLIR Systems, Inc. (a)	2,266
	Energy Equipment & Services — 0.5%
37	Oceaneering International, Inc. (a)	1,686

	Health Care Equipment & Supplies — 4.9%
280	Hansen Medical, Inc. (a)	1,384
158	Hologic, Inc. (a)	2,251
321	Insulet Corp. (a) (c)	2,475
140	Masimo Corp. (a)	3,366
116	Meridian Bioscience, Inc. (c)	2,610
133	Thoratec Corp. (a)	3,550
		15,636
	Health Care Providers & Services — 5.3%
252	Emeritus Corp. (a)	3,329
114	Genoptix, Inc. (a)	3,658
177	Gentiva Health Services, Inc. (a)	2,921
220	Healthspring, Inc. (a)	2,388

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
207	Psychiatric Solutions, Inc. (a)	4,706
		17,002
	Health Care Technology — 5.7%
44	athenahealth, Inc. (a)	1,643
438	MedAssets, Inc. (a)	8,522
42	Medidata Solutions, Inc. (a)	682
472	Omnicell, Inc. (a)	5,071
207	Vital Images, Inc. (a)	2,344
		18,262
	Hotels, Restaurants & Leisure — 2.6%
142	Boyd Gaming Corp. (a) (c)	1,209
92	Cheesecake Factory, Inc. (The) (a)	1,597
94	Jack in the Box, Inc. (a)	2,112
176	Life Time Fitness, Inc. (a) (c)	3,518
		8,436
	Household Products — 0.7%
209	Central Garden and Pet Co. (a)	2,297
	Industrial Conglomerates — 1.0%
139	Carlisle Cos., Inc.	3,334
	Insurance — 2.8%
100	HCC Insurance Holdings, Inc.	2,410
77	ProAssurance Corp. (a)	3,551
116	Tower Group, Inc.	2,878
		8,839
	Internet Software & Services — 5.1%
1,207	Art Technology Group, Inc. (a)	4,585
97	Bankrate, Inc. (a) (c)	2,458
149	DealerTrack Holdings, Inc. (a)	2,534
67	Digital River, Inc. (a)	2,417
369	Switch & Data Facilities Co., Inc. (a)	4,334
		16,328
	IT Services — 2.1%
100	NCI, Inc., Class A (a)	3,048
118	Syntel, Inc. (c)	3,710
		6,758
	Life Sciences Tools & Services — 4.8%
385	Bruker Corp. (a)	3,564
625	Enzo Biochem, Inc. (a)	2,767
399	Exelixis, Inc. (a) (c)	1,942
224	Icon plc, (Ireland), ADR (a)	4,833
58	Illumina, Inc. (a)	2,239
		15,345
	Machinery — 2.5%
63	Bucyrus International, Inc.	1,794
108	Graco, Inc.	2,371
124	Wabtec Corp.	3,983
		8,148
	Media — 1.6%
31	Marvel Entertainment, Inc. (a)	1,089
52	Morningstar, Inc. (a) (c)	2,148
126	National CineMedia, Inc.	1,730
		4,967
	Metals & Mining — 1.0%
203	Commercial Metals Co.	3,259
	Multiline Retail — 0.4%
252	Saks, Inc. (a) (c)	1,117
	Oil, Gas & Consumable Fuels — 3.8%
99	Cabot Oil & Gas Corp.	3,027
88	Comstock Resources, Inc. (a)	2,892
128	Concho Resources, Inc. (a)	3,667
164	Forest Oil Corp. (a)	2,445
		12,031
	Personal Products — 0.7%
78	NBTY, Inc. (a)	2,185
	Pharmaceuticals — 0.6%
314	Sucampo Pharmaceuticals, Inc., Class A (a)	1,938
	Professional Services — 2.4%
81	FTI Consulting, Inc. (a)	4,108
95	Watson Wyatt Worldwide, Inc., Class A	3,577
		7,685
	Road & Rail — 2.3%
112	Landstar System, Inc.	4,006
97	Old Dominion Freight Line, Inc. (a)	3,261
		7,267
	Semiconductors & Semiconductor Equipment — 2.9%
77	Hittite Microwave Corp. (a)	2,684
295	Microsemi Corp. (a)	4,064
86	Varian Semiconductor Equipment Associates, Inc. (a)	2,066
43	Verigy Ltd., (Singapore) (a)	522
		9,336
	Software — 8.2%
115	ANSYS, Inc. (a)	3,596
186	Blackboard, Inc. (a) (c)	5,379
250	NetSuite, Inc. (a)	2,952

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
535	Nuance Communications, Inc. (a) (c)	6,468
107	SolarWinds, Inc. (a)	1,768
129	Sourcefire, Inc. (a)	1,598
241	Taleo Corp., Class A (a)	4,406
		26,167
	Specialty Retail — 2.9%
164	AnnTaylor Stores Corp. (a)	1,309
135	J Crew Group, Inc. (a) (c)	3,653
385	Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,278
		9,240
	Textiles, Apparel & Luxury Goods — 2.7%
426	Iconix Brand Group, Inc. (a)	6,551
214	Skechers U.S.A., Inc., Class A (a)	2,088
		8,639
	Thrifts & Mortgage Finance — 0.5%
64	WSFS Financial Corp.	1,740
	Trading Companies & Distributors — 0.5%
109	Beacon Roofing Supply, Inc. (a)	1,577
	Total Long-Term Investments (Cost $314,086)	314,800
Short-Term Investment — 1.9%
	Investment Company — 1.9%
6,204	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (m) (Cost $6,204)	6,204

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 9.9%
	Certificate of Deposit — 1.1%
3,500	Calyon, New York, VAR, 0.396%, 03/15/10	3,455
	Corporate Notes — 6.7%
6,000	BBVA U.S. Senior S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	5,920
7,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	6,883
1,000	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	962
6,000	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e)	5,755
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,928
		21,448

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 2.1%
6,644	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l)	6,644
	Total Investments of Cash Collateral for Securities on Loan (Cost $32,143)	31,547
	Total Investments — 110.1% (Cost $352,433)	352,551
	Liabilities in Excess of Other Assets — (10.1)%	(32,236)
	NET ASSETS — 100.0%	$320,315

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Common Stocks — 98.0%
	Aerospace & Defense — 1.5%
42	Cubic Corp.	1,485
53	DigitalGlobe, Inc. (a)	1,024
188	Orbital Sciences Corp. (a) (c)	2,852
		5,361
	Air Freight & Logistics — 0.2%
21	Atlas Air Worldwide Holdings, Inc. (a)	475
181	Pacer International, Inc.	404
		879
	Airlines — 0.9%
56	Hawaiian Holdings, Inc. (a)	338
105	Republic Airways Holdings, Inc. (a)	686
211	SkyWest, Inc.	2,156
		3,180
	Auto Components — 0.7%
196	ArvinMeritor, Inc.	858
19	Autoliv, Inc., (Sweden)	541
79	Modine Manufacturing Co.	377
32	Stoneridge, Inc. (a)	153
34	Superior Industries International, Inc.	481
		2,410
	Beverages — 0.2%
69	National Beverage Corp. (a)	738
	Biotechnology — 0.8%
30	Arena Pharmaceuticals, Inc. (a)	151
51	ArQule, Inc. (a)	311
25	Halozyme Therapeutics, Inc. (a)	172
56	Incyte Corp. Ltd. (a)	185
10	InterMune, Inc. (a) (c)	144
38	Nabi Biopharmaceuticals (a)	91
10	Onyx Pharmaceuticals, Inc. (a)	291
33	Pharmasset, Inc. (a)	366
49	Protalix BioTherapeutics, Inc., (Israel) (a)	223
48	Rigel Pharmaceuticals, Inc. (a)	583
28	Seattle Genetics, Inc. (a) (c)	275
		2,792
	Building Products — 1.0%
184	Gibraltar Industries, Inc.	1,265
16	INSTEEL Industries, Inc.	135
41	Lennox International, Inc.	1,304
35	NCI Building Systems, Inc. (a) (c)	92
52	Quanex Building Products Corp.	584
25	Trex Co., Inc. (a)	332
		3,712
	Capital Markets — 2.0%
27	Affiliated Managers Group, Inc. (a)	1,589
22	Federated Investors, Inc., Class B	518
59	Investment Technology Group, Inc. (a)	1,201
46	Janus Capital Group, Inc.	529
38	Oppenheimer Holdings, Inc., (Canada), Class A	813
60	Piper Jaffray Cos. (a)	2,607
26	Pzena Investment Management, Inc., Class A	199
		7,456
	Chemicals — 2.7%
19	A. Schulman, Inc.	292
13	GenTek, Inc. (a)	279
188	H.B. Fuller Co. (c)	3,536
37	ICO, Inc. (a)	101
61	Innophos Holdings, Inc.	1,032
44	Koppers Holdings, Inc.	1,158
184	PolyOne Corp. (a)	498
10	Sensient Technologies Corp.	217
275	Spartech Corp.	2,530
39	Zep, Inc.	471
		10,114
	Commercial Banks — 10.6%
52	1st Source Corp.	889
3	Alliance Financial Corp. (c)	77
42	BancFirst Corp.	1,466
87	Bank of Hawaii Corp. (c)	3,117
18	Cardinal Financial Corp.	138
79	Cathay General Bancorp (c)	752
141	Central Pacific Financial Corp. (c)	528
2	Century Bancorp, Inc., Class A	37
38	Chemical Financial Corp.	755
178	Citizens Republic Bancorp, Inc. (a)	126
93	City Holding Co.	2,817
20	Commerce Bancshares, Inc.	645
74	Community Bank System, Inc. (c)	1,072
62	Community Trust Bancorp, Inc.	1,653
25	Cullen/Frost Bankers, Inc.	1,144
30	Financial Institutions, Inc.	406
92	First Bancorp	363
5	First Citizens BancShares, Inc., Class A	628
22	First Community Bancshares, Inc.	285

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
118	First Financial Bancorp	889
11	First Financial Bankshares, Inc. (c)	569
13	First Merchants Corp.	103
12	First South Bancorp, Inc. (c)	143
211	FirstMerit Corp. (c)	3,585
251	FNB Corp.	1,556
1	Fulton Financial Corp.	6
49	Guaranty Bancorp (a)	94
29	Heartland Financial USA, Inc. (c)	413
57	Lakeland Bancorp, Inc. (c)	512
14	Lakeland Financial Corp.	268
10	MB Financial, Inc.	106
3	Northrim BanCorp, Inc.	35
18	Old National Bancorp	179
12	Old Second Bancorp, Inc. (c)	72
56	Pacific Capital Bancorp	119
27	Santander BanCorp (a) (c)	188
10	SCBT Financial Corp.	242
10	Sierra Bancorp (c)	121
52	Simmons First National Corp., Class A	1,376
27	Southwest Bancorp, Inc.	265
9	Suffolk Bancorp	238
212	TCF Financial Corp. (c)	2,828
19	Tompkins Financial Corp. (c)	902
100	UMB Financial Corp. (c)	3,790
54	Umpqua Holdings Corp. (c)	421
38	Washington Trust Bancorp, Inc.	674
30	Westamerica Bancorp (c)	1,473
108	Whitney Holding Corp.	990
		39,055
	Commercial Services & Supplies — 2.2%
88	ACCO Brands Corp. (a)	248
9	Amrep Corp. (a)	94
188	Deluxe Corp.	2,403
81	HNI Corp. (c)	1,466
9	ICT Group, Inc. (a)	77
38	Knoll, Inc.	284
15	M&F Worldwide Corp. (a)	308
162	Metalico, Inc. (a) (c)	756
105	Standard Register Co. (The)	341
174	Steelcase, Inc., Class A	1,014
37	United Stationers, Inc. (a)	1,294
		8,285
	Communications Equipment — 2.6%
424	3Com Corp. (a)	1,996
134	Arris Group, Inc. (a)	1,633
60	Avocent Corp. (a)	841
74	Black Box Corp.	2,487
67	CommScope, Inc. (a)	1,754
81	Emulex Corp. (a)	787
11	InterDigital, Inc. (a)	274
		9,772
	Computers & Peripherals — 0.7%
224	Electronics for Imaging, Inc. (a)	2,388
48	Imation Corp.	363
2	Quantum Corp. (a)	2
		2,753
	Construction & Engineering — 1.3%
39	Dycom Industries, Inc. (a)	430
211	EMCOR Group, Inc. (a) (c)	4,249
		4,679
	Construction Materials — 0.1%
38	Headwaters, Inc. (a) (c)	126
92	U.S. Concrete, Inc. (a)	182
		308
	Consumer Finance — 2.0%
19	Advance America Cash Advance Centers, Inc.	82
68	AmeriCredit Corp. (a) (c)	916
209	CompuCredit Corp. (a) (c)	480
12	Credit Acceptance Corp. (a) (c)	257
119	Dollar Financial Corp. (a)	1,645
207	World Acceptance Corp. (a) (c)	4,115
		7,495
	Containers & Packaging — 1.5%
97	Myers Industries, Inc.	807
83	Rock-Tenn Co., Class A (c)	3,148
31	Silgan Holdings, Inc.	1,520
		5,475
	Distributors — 0.0% (g)
26	Audiovox Corp., Class A (a)	150
	Diversified Consumer Services — 0.8%
29	Bridgepoint Education, Inc. (a)	493
22	Coinstar, Inc. (a)	577
71	Jackson Hewitt Tax Service, Inc.	443

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Consumer Services — Continued
24	Regis Corp.	416
229	Stewart Enterprises, Inc., Class A (c)	1,101
		3,030
	Diversified Financial Services — 1.0%
45	Financial Federal Corp.	931
144	PHH Corp. (a) (c)	2,614
		3,545
	Diversified Telecommunication Services — 0.9%
48	CenturyTel, Inc. (c)	1,473
23	Consolidated Communications Holdings, Inc.	272
229	Frontier Communications Corp.	1,633
		3,378
	Electric Utilities — 1.3%
205	El Paso Electric Co. (a)	2,863
70	UniSource Energy Corp.	1,861
		4,724
	Electrical Equipment — 1.9%
79	Acuity Brands, Inc.	2,205
226	EnerSys (a)	4,118
128	LSI Industries, Inc.	698
		7,021
	Electronic Equipment, Instruments & Components — 2.9%
73	Benchmark Electronics, Inc. (a)	1,055
3	Checkpoint Systems, Inc. (a)	39
107	Cognex Corp.	1,513
135	Coherent, Inc. (a) (c)	2,796
58	CTS Corp.	378
24	Electro Rent Corp.	224
56	Methode Electronics, Inc.	396
18	OSI Systems, Inc. (a)	365
72	Park Electrochemical Corp.	1,552
55	Tech Data Corp. (a)	1,783
81	Technitrol, Inc.	525
		10,626
	Energy Equipment & Services — 2.1%
137	Cal Dive International, Inc. (a)	1,186
26	Complete Production Services, Inc. (a)	165
35	Dresser-Rand Group, Inc. (a)	906
111	Helix Energy Solutions Group, Inc. (a)	1,205
234	Hercules Offshore, Inc. (a)	928
503	Key Energy Services, Inc. (a)	2,899
19	Patterson-UTI Energy, Inc.	239
30	TGC Industries, Inc. (a)	145
		7,673
	Food & Staples Retailing — 0.6%
63	Nash Finch Co.	1,715
31	Pantry, Inc. (The) (a)	510
		2,225
	Food Products — 0.4%
140	Del Monte Foods Co.	1,310
	Gas Utilities — 2.7%
6	National Fuel Gas Co.	213
39	New Jersey Resources Corp.	1,441
141	Nicor, Inc. (c)	4,885
13	ONEOK, Inc.	383
29	Piedmont Natural Gas Co., Inc.	706
104	Southwest Gas Corp.	2,301
8	UGI Corp.	199
		10,128
	Health Care Equipment & Supplies — 1.4%
12	Cantel Medical Corp. (a)	196
164	Invacare Corp. (c)	2,886
45	Teleflex, Inc.	2,013
		5,095
	Health Care Providers & Services — 2.6%
34	Brookdale Senior Living, Inc. (c)	326
13	Emergency Medical Services Corp., Class A (a)	479
98	Gentiva Health Services, Inc. (a)	1,606
15	LifePoint Hospitals, Inc. (a)	383
105	Magellan Health Services, Inc. (a)	3,443
102	Omnicare, Inc.	2,628
34	PharMerica Corp. (a) (c)	669
		9,534
	Health Care Technology — 0.2%
24	MedAssets, Inc. (a)	471
12	Medidata Solutions, Inc. (a)	188
		659
	Hotels, Restaurants & Leisure — 1.0%
360	Denny’s Corp. (a)	774
35	Isle of Capri Casinos, Inc. (a)	463
156	O’Charley’s, Inc.	1,445

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
74	Ruth’s Hospitality Group, Inc. (a)	271
59	Wyndham Worldwide Corp.	714
		3,667
	Household Durables — 3.5%
271	American Greetings Corp., Class A	3,163
62	Blyth, Inc.	2,036
98	Furniture Brands International, Inc.	297
111	Helen of Troy Ltd., (Bermuda) (a) (c)	1,870
59	Jarden Corp. (a)	1,104
193	Leggett & Platt, Inc. (c)	2,943
35	Tempur-Pedic International, Inc. (c)	461
38	Tupperware Brands Corp.	981
		12,855
	Household Products — 0.3%
108	Central Garden & Pet Co., Class A (a)	1,064
	Industrial Conglomerates — 0.6%
21	Standex International Corp.	240
161	Tredegar Corp.	2,150
		2,390
	Insurance — 6.2%
114	Ambac Financial Group, Inc. (c)	105
363	American Equity Investment Life Holding Co.	2,023
23	Arch Capital Group Ltd., (Bermuda) (a)	1,359
19	Aspen Insurance Holdings Ltd., (Bermuda)	416
45	Axis Capital Holdings Ltd., (Bermuda)	1,168
284	Conseco, Inc. (a)	672
92	Crawford & Co., Class B (a)	443
150	Delphi Financial Group, Inc., Class A	2,919
16	FBL Financial Group, Inc., Class A	131
24	First Mercury Financial Corp.	335
116	Harleysville Group, Inc.	3,282
228	Horace Mann Educators Corp.	2,272
70	Meadowbrook Insurance Group, Inc.	457
115	Platinum Underwriters Holdings Ltd., (Bermuda)	3,296
56	PMA Capital Corp., Class A (a)	253
40	ProAssurance Corp. (a)	1,848
48	Selective Insurance Group	618
44	StanCorp Financial Group, Inc.	1,273
		22,870
	Internet Software & Services — 0.7%
10	LogMeIn, Inc. (a)	158
56	Perficient, Inc. (a)	391
32	S1 Corp. (a)	222
92	United Online, Inc.	596
37	Vignette Corp. (a)	485
125	Web.com Group, Inc. (a)	703
		2,555
	IT Services — 1.6%
187	Acxiom Corp.	1,655
4	Alliance Data Systems Corp. (a) (c)	165
152	CIBER, Inc. (a)	472
221	CSG Systems International, Inc. (a)	2,919
20	Global Cash Access Holdings, Inc. (a)	158
387	Unisys Corp. (a)	584
		5,953
	Leisure Equipment & Products — 0.8%
36	Brunswick Corp.	157
81	Hasbro, Inc.	1,963
67	JAKKS Pacific, Inc. (a)	860
		2,980
	Life Sciences Tools & Services — 0.1%
50	Harvard Bioscience, Inc. (a)	196

	Machinery — 1.9%
88	AGCO Corp. (a)	2,567
17	Ampco-Pittsburgh Corp.	392
13	CIRCOR International, Inc.	300
18	Mueller Industries, Inc.	374
203	Mueller Water Products, Inc., Class A	758
24	NACCO Industries, Inc., Class A	675
25	Tecumseh Products Co., Class A (a)	242
55	Wabtec Corp.	1,779
		7,087
	Marine — 0.5%
343	Horizon Lines, Inc., Class A (c)	1,325
15	International Shipholding Corp.	396
		1,721
	Media — 0.7%
135	Belo Corp., Class A	242
9	Carmike Cinemas, Inc.	77
147	Cumulus Media, Inc., Class A (a) (c)	136
74	Entercom Communications Corp., Class A	113
21	John Wiley & Sons, Inc., Class A	685
83	RCN Corp. (a)	498

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
299	Sinclair Broadcast Group, Inc., Class A	580
68	Valassis Communications, Inc. (a)	414
		2,745
	Metals & Mining — 0.9%
263	Worthington Industries, Inc. (c)	3,366
	Multiline Retail — 0.5%
32	Big Lots, Inc. (a)	662
49	Dillard’s, Inc., Class A	455
64	Fred’s, Inc., Class A	804
		1,921
	Multi-Utilities — 2.2%
238	Avista Corp.	4,242
35	Black Hills Corp.	805
3	Florida Public Utilities Co.	39
120	NorthWestern Corp.	2,734
10	Vectren Corp.	225
		8,045
	Oil, Gas & Consumable Fuels — 1.9%
9	Brigham Exploration Co. (a)	30
19	Delta Petroleum Corp. (a)	37
192	Endeavour International Corp. (a)	261
17	Frontline Ltd., (Bermuda) (c)	412
57	General Maritime Corp.	560
50	Mariner Energy, Inc. (a)	587
17	Overseas Shipholding Group, Inc. (c)	585
1	PrimeEnergy Corp. (a)	29
114	Stone Energy Corp. (a)	848
34	Swift Energy Co. (a)	573
317	VAALCO Energy, Inc. (a)	1,342
191	W&T Offshore, Inc. (c)	1,856
9	Westmoreland Coal Co. (a)	70
		7,190
	Paper & Forest Products — 0.5%
223	Buckeye Technologies, Inc. (a)	1,001
78	Neenah Paper, Inc.	690
		1,691
	Personal Products — 0.5%
36	Nu Skin Enterprises, Inc., Class A	557
237	Prestige Brands Holdings, Inc. (a)	1,454
		2,011
	Pharmaceuticals — 0.5%
15	Auxilium Pharmaceuticals, Inc. (a) (c)	463
28	Cypress Bioscience, Inc. (a)	259
39	Perrigo Co.	1,078
8	Valeant Pharmaceuticals International (a) (c)	193
		1,993
	Professional Services — 0.5%
27	COMSYS IT Partners, Inc. (a)	156
56	Kforce, Inc. (a)	463
42	MPS Group, Inc. (a)	318
24	School Specialty, Inc. (a)	483
141	Spherion Corp. (a)	581
		2,001
	Real Estate Investment Trusts (REITs) — 9.5%
341	Anworth Mortgage Asset Corp.	2,457
135	Apartment Investment & Management Co., Class A	1,197
162	Ashford Hospitality Trust, Inc. (c)	456
25	Brandywine Realty Trust	189
120	CBL & Associates Properties, Inc.	646
34	Cypress Sharpridge Investments, Inc. (a)	401
353	DCT Industrial Trust, Inc.	1,441
167	DiamondRock Hospitality Co.	1,042
30	DuPont Fabros Technology, Inc.	279
15	Government Properties Income Trust (a)	302
61	Home Properties, Inc. (c)	2,080
108	Hospitality Properties Trust	1,282
11	Invesco Mortgage Capital, Inc. (a)	208
55	LaSalle Hotel Properties	679
457	Lexington Realty Trust	1,553
139	LTC Properties, Inc.	2,832
507	MFA Financial, Inc. (c)	3,505
127	Mission West Properties, Inc.	868
8	Pennsylvania Real Estate Investment Trust (c)	40
91	PS Business Parks, Inc.	4,413
139	Ramco-Gershenson Properties Trust	1,389
146	Senior Housing Properties Trust	2,388
80	Strategic Hotels & Resorts, Inc.	88
298	Sunstone Hotel Investors, Inc.	1,597
69	Taubman Centers, Inc.	1,861
59	Universal Health Realty Income Trust	1,857
		35,050
	Road & Rail — 0.9%
40	Arkansas Best Corp.	1,041
34	Celadon Group, Inc. (a)	287
28	Heartland Express, Inc.	405

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Road & Rail — Continued
39		Saia, Inc. (a)	699
52		Werner Enterprises, Inc.	946
			3,378
		Semiconductors & Semiconductor Equipment — 2.0%
108		Axcelis Technologies, Inc. (a)	50
95		Brooks Automation, Inc. (a)	427
472		Cirrus Logic, Inc. (a)	2,125
40		Cohu, Inc.	357
76		DSP Group, Inc. (a)	514
81		Entegris, Inc. (a)	219
100		Integrated Device Technology, Inc. (a)	606
213		Lattice Semiconductor Corp. (a)	399
70		MIPS Technologies, Inc. (a)	209
81		Novellus Systems, Inc. (a)	1,348
27		Rudolph Technologies, Inc. (a)	147
37		Semtech Corp. (a)	593
206		Silicon Storage Technology, Inc. (a)	386
9		Zoran Corp. (a)	97
			7,477
		Software — 2.8%
370		Aspen Technology, Inc. (a)	3,156
144		EPIQ Systems, Inc. (a) (c)	2,203
36		Fair Isaac Corp.	552
25		MicroStrategy, Inc., Class A (a)	1,276
—	(h)	Net 1 UEPS Technologies, Inc., (South Africa) (a)	1
14		Rosetta Stone, Inc. (a) (c)	373
16		SolarWinds, Inc. (a)	262
37		Sybase, Inc. (a)	1,150
8		Take-Two Interactive Software, Inc. (a)	73
193		TIBCO Software, Inc. (a)	1,386
			10,432
		Specialty Retail — 4.2%
7		Advance Auto Parts, Inc.	307
67		Barnes & Noble, Inc. (c)	1,372
221		Borders Group, Inc. (a)	813
90		Build-A-Bear Workshop, Inc. (a)	402
89		Cache, Inc. (a) (c)	344
39		Cato Corp. (The), Class A	687
133		Charlotte Russe Holding, Inc. (a)	1,713
396		Charming Shoppes, Inc. (a) (c)	1,472
36		Children’s Place Retail Stores, Inc. (The) (a)	944
28		Collective Brands, Inc. (a)	405
141		Finish Line, Inc. (The), Class A	1,048
149		MarineMax, Inc. (a) (c)	511
161		Midas, Inc. (a)	1,687
255		Pacific Sunwear of California, Inc. (a)	860
38		Rent-A-Center, Inc. (a)	685
51		Sally Beauty Holdings, Inc. (a)	322
19		Signet Jewelers Ltd., (Bermuda)	400
136		Sonic Automotive, Inc., Class A (c)	1,380
			15,352
		Textiles, Apparel & Luxury Goods — 0.8%
121		Jones Apparel Group, Inc.	1,297
44		Maidenform Brands, Inc. (a)	507
63		Timberland Co. (The), Class A (a)	834
21		Wolverine World Wide, Inc.	459
			3,097
		Thrifts & Mortgage Finance — 0.7%
100		Astoria Financial Corp.	855
45		Federal Agricultural Mortgage Corp., Class C (c)	217
14		First Financial Holdings, Inc. (c)	132
75		First Niagara Financial Group, Inc.	860
120		PMI Group, Inc. (The) (c)	237
15		Waterstone Financial, Inc. (a)	44
12		WSFS Financial Corp.	322
			2,667
		Trading Companies & Distributors — 1.5%
108		Applied Industrial Technologies, Inc.	2,136
24		BlueLinx Holdings, Inc. (a) (c)	73
6		Houston Wire & Cable Co.	75
13		Interline Brands, Inc. (a)	178
125		WESCO International, Inc. (a)	3,138
			5,600
		Water Utilities — 0.4%
15		American Water Works Co., Inc.	283
11		Aqua America, Inc.	201
22		California Water Service Group	814
			1,298
		Total Common Stocks (Cost $486,255)	362,214

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligation — 0.7%
2,481	U.S. Treasury Note, 3.125%, 11/30/09 (k) (m)
	(Cost $2,507)	2,510
	Total Long-Term Investments (Cost $488,762)	364,724

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
4,162	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (m) (Cost $4,162)	4,162

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 11.9%
	Certificate of Deposit — 1.3%
5,000	Calyon, New York, VAR, 0.396%, 03/15/10	4,935
	Corporate Notes — 9.1%
9,000	BBVA U.S. Senior S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	8,881
10,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	9,833
500	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	481
10,050	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e)	9,638
5,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	4,821
		33,654

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 1.5%
5,347	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l)	5,347
	Total Investments of Cash Collateral for Securities on Loan (Cost $44,896)	43,936
	Total Investments — 111.7% (Cost $537,820)	412,822
	Liabilities in Excess of Other Assets — (11.7)%	(43,368)
	NET ASSETS — 100.0%	$369,454

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
175	E-mini Russell 2000	09/18/09	$8,876	$(187)

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 2.8%
4	AAR Corp. (a)	62
1	HEICO Corp.	49
		111
	Airlines — 1.2%
3	Alaska Air Group, Inc. (a)	48
	Automobiles — 1.4%
3	Thor Industries, Inc.	56
	Biotechnology — 0.6%
2	Theravance, Inc. (a)	25
	Building Products — 0.9%
24	PGT, Inc. (a)	36
	Capital Markets — 3.6%
3	Calamos Asset Management, Inc., Class A	45
13	PennantPark Investment Corp.	95
		140
	Commercial Banks — 11.2%
8	Bancorp, Inc. (The) (a)	46
10	Cardinal Financial Corp.	75
2	East West Bancorp, Inc.	15
2	FirstMerit Corp.	31
3	Glacier Bancorp, Inc.	44
1	Iberiabank Corp.	53
1	Lakeland Financial Corp.	19
2	SCBT Financial Corp.	56
3	Texas Capital Bancshares, Inc. (a)	53
3	Wintrust Financial Corp.	48
		440
	Commercial Services & Supplies — 0.9%
9	Cenveo, Inc. (a)	37
	Communications Equipment — 3.8%
3	CommScope, Inc. (a)	86
4	Tekelec (a)	62
		148
	Consumer Finance — 0.6%
1	First Cash Financial Services, Inc. (a)	24
	Containers & Packaging — 3.0%
2	AptarGroup, Inc.	54
1	Silgan Holdings, Inc.	66
		120
	Diversified Financial Services — 1.3%
9	Marlin Business Services Corp. (a)	51
	Diversified Telecommunication Services — 1.6%
8	Alaska Communications Systems Group, Inc.	62
	Electric Utilities — 1.5%
2	Allete, Inc.	57
	Electrical Equipment — 4.6%
3	EnerSys (a)	56
2	General Cable Corp. (a)	65
1	Regal-Beloit Corp.	59
		180
	Energy Equipment & Services — 1.2%
4	Helix Energy Solutions Group, Inc. (a)	48
	Food & Staples Retailing — 0.8%
1	Casey’s General Stores, Inc.	19
1	Ruddick Corp.	14
		33
	Food Products — 1.9%
1	Ralcorp Holdings, Inc. (a)	76
	Gas Utilities — 1.6%
2	Atmos Energy Corp.	62
	Health Care Providers & Services — 2.6%
1	Emergency Medical Services Corp., Class A (a)	51
2	Kindred Healthcare, Inc. (a)	25
3	Sun Healthcare Group, Inc. (a)	27
		103
	Hotels, Restaurants & Leisure — 0.7%
1	Jack in the Box, Inc. (a)	29

	Household Durables — 4.1%
4	Jarden Corp. (a)	72
3	KB Home	35
2	Tupperware Brands Corp.	56
		163
	Insurance — 9.4%
2	American Physicians Service Group, Inc.	52
4	Aspen Insurance Holdings Ltd., (Bermuda)	82
2	Hanover Insurance Group, Inc. (The)	95
3	Max Capital Group Ltd., (Bermuda)	58
13	Meadowbrook Insurance Group, Inc.	83
		370

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   39

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 3.2%
2	Digital River, Inc. (a)	56
6	Switch & Data Facilities Co., Inc. (a)	71
		127
	IT Services — 1.4%
5	RightNow Technologies, Inc. (a)	55
	Machinery — 1.8%
2	Kennametal, Inc.	29
3	Oshkosh Corp.	44
		73
	Media — 2.3%
3	John Wiley & Sons, Inc., Class A	91
	Metals & Mining — 2.0%
5	Commercial Metals Co.	77
	Multiline Retail — 1.3%
4	Fred’s, Inc., Class A	50
	Oil, Gas & Consumable Fuels — 3.8%
2	Comstock Resources, Inc. (a)	54
4	Forest Oil Corp. (a)	52
2	Goodrich Petroleum Corp. (a)	44
		150
	Personal Products — 0.6%
1	Alberto-Culver Co.	25
	Professional Services — 1.1%
2	Robert Half International, Inc.	42
	Real Estate Investment Trusts (REITs) — 7.2%
6	Associated Estates Realty Corp.	38
2	DuPont Fabros Technology, Inc.	22
1	Essex Property Trust, Inc.	33
9	Extra Space Storage, Inc.	73
3	MFA Financial, Inc.	18
2	Mid-America Apartment Communities, Inc.	58
1	Tanger Factory Outlet Centers	41
		283
	Road & Rail — 1.9%
2	Old Dominion Freight Line, Inc. (a)	74
	Semiconductors & Semiconductor Equipment — 0.8%
1	Tessera Technologies, Inc. (a)	30
	Software — 1.5%
10	Lawson Software, Inc. (a)	57
	Specialty Retail — 3.3%
14	Blockbuster, Inc., Class A (a)	9
5	Collective Brands, Inc. (a)	67
3	Hot Topic, Inc. (a)	23
2	Rent-A-Center, Inc. (a)	32
		131
	Thrifts & Mortgage Finance — 3.9%
4	First Niagara Financial Group, Inc.	51
5	Ocwen Financial Corp. (a)	68
1	WSFS Financial Corp.	35
		154
	Trading Companies & Distributors — 1.7%
3	GATX Corp.	66
	Total Long-Term Investments (Cost $3,434)	3,904
Short-Term Investment — 2.1%
	Investment Company — 2.1%
85	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $85)	85
	Total Investments — 101.2% (Cost $3,519)	3,989
	Liabilities in Excess of Other Assets — (1.2)%	(47)
	NET ASSETS — 100.0%	$3,942

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.6%
		Common Stocks — 96.0%
		Aerospace & Defense — 1.3%
4		DigitalGlobe, Inc. (a)	84
19		Orbital Sciences Corp. (a)	293
			377
		Air Freight & Logistics — 0.1%
2		Hub Group, Inc., Class A (a)	41
		Airlines — 0.9%
30		Hawaiian Holdings, Inc. (a)	182
9		SkyWest, Inc.	95
			277
		Auto Components — 0.4%
8		Drew Industries, Inc. (a)	101
1		Stoneridge, Inc. (a)	3
			104
		Beverages — 0.4%
11		National Beverage Corp. (a)	118
		Biotechnology — 4.5%
2		Acorda Therapeutics, Inc. (a) (c)	68
2		Alexion Pharmaceuticals, Inc. (a)	95
5		Alkermes, Inc. (a) (c)	55
18		Anadys Pharmaceuticals, Inc. (a)	33
5		Arena Pharmaceuticals, Inc. (a) (c)	27
2		BioMarin Pharmaceutical, Inc. (a) (c)	31
17		Cytokinetics, Inc. (a)	48
2		Dendreon Corp. (a) (c)	60
14		Halozyme Therapeutics, Inc. (a)	96
—	(h)	Human Genome Sciences, Inc. (a)	—	(h)
8		Idenix Pharmaceuticals, Inc. (a)	29
2		InterMune, Inc. (a)	30
1		Martek Biosciences Corp. (a)	13
4		Medivation, Inc. (a) (c)	94
8		Molecular Insight Pharmaceuticals, Inc. (a) (c)	42
2		Myriad Genetics, Inc. (a) (c)	71
1		Myriad Pharmaceuticals, Inc. (a)	2
5		Onyx Pharmaceuticals, Inc. (a)	133
4		Pharmasset, Inc. (a)	41
18		Protalix BioTherapeutics, Inc., (Israel) (a)	80
6		Rigel Pharmaceuticals, Inc. (a)	76
5		Savient Pharmaceuticals, Inc. (a)	65
11		Seattle Genetics, Inc. (a)	104
2		Theravance, Inc. (a) (c)	31
1		United Therapeutics Corp. (a) (c)	42
			1,366
		Building Products — 1.6%
6		Gibraltar Industries, Inc.	43
11		Lennox International, Inc. (c)	343
8		Quanex Building Products Corp.	85
			471
		Capital Markets — 1.6%
3		Affiliated Managers Group, Inc. (a) (c)	151
5		Federated Investors, Inc., Class B (c)	128
1		Janus Capital Group, Inc. (c)	7
4		LaBranche & Co., Inc. (a)	18
1		Oppenheimer Holdings, Inc., (Canada), Class A	23
3		Piper Jaffray Cos. (a)	127
3		Pzena Investment Management, Inc., Class A	24
			478
		Chemicals — 1.6%
4		Innospec, Inc., (United Kingdom)	47
3		Minerals Technologies, Inc.	115
34		Spartech Corp.	312
			474
		Commercial Banks — 5.5%
3		1st Source Corp.	55
8		BancFirst Corp.	270
6		Central Pacific Financial Corp.	22
8		City Holding Co.	243
3		CoBiz Financial, Inc.	19
1		Farmers Capital Bank Corp.	23
2		Financial Institutions, Inc.	20
4		First Bancorp	17
6		First Financial Bancorp	44
2		First Merchants Corp.	16
—	(h)	First South Bancorp, Inc.	3
12		FNB Corp. (c)	76
8		Guaranty Bancorp (a)	16
2		Lakeland Financial Corp.	29
3		Sierra Bancorp	42
9		Simmons First National Corp., Class A	232
11		Suffolk Bancorp	269
19		TCF Financial Corp. (c)	250
			1,646
		Commercial Services & Supplies — 1.9%
8		ACCO Brands Corp. (a)	22
14		American Reprographics Co. (a)	118
2		ATC Technology Corp. (a)	22
10		Deluxe Corp.	125

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
2	ICT Group, Inc. (a)	20
23	Knoll, Inc.	177
3	Metalico, Inc. (a)	12
2	Standard Parking Corp. (a)	34
12	Standard Register Co. (The) (c)	38
2	Steelcase, Inc., Class A	13
		581
	Communications Equipment — 2.9%
6	Arris Group, Inc. (a)	73
12	Avocent Corp. (a)	172
7	Black Box Corp.	241
10	Emulex Corp. (a)	93
11	InterDigital, Inc. (a)	278
4	Tellabs, Inc. (a)	20
		877
	Computers & Peripherals — 0.5%
15	Imation Corp.	110
2	QLogic Corp. (a)	25
19	Quantum Corp. (a)	16
		151
	Construction & Engineering — 1.6%
7	Dycom Industries, Inc. (a)	79
19	EMCOR Group, Inc. (a) (c)	372
2	KBR, Inc.	42
		493
	Construction Materials — 0.0% (g)
1	Headwaters, Inc. (a)	3
	Consumer Finance — 1.5%
6	Advance America Cash Advance Centers, Inc.	28
3	Credit Acceptance Corp. (a)	61
16	Dollar Financial Corp. (a)	214
7	World Acceptance Corp. (a) (c)	135
		438
	Containers & Packaging — 1.3%
7	Bway Holding Co. (a)	130
5	Myers Industries, Inc.	44
6	Rock-Tenn Co., Class A	229
		403
	Diversified Consumer Services — 0.7%
2	Bridgepoint Education, Inc. (a)	41
5	Steiner Leisure Ltd., (Bahamas) (a)	159
		200
	Diversified Financial Services — 0.6%
9	PHH Corp. (a) (c)	164
	Diversified Telecommunication Services — 0.8%
9	Consolidated Communications Holdings, Inc.	101
14	Frontier Communications Corp.	101
30	Ibasis, Inc. (a)	38
		240
	Electric Utilities — 0.6%
8	El Paso Electric Co. (a)	112
3	UniSource Energy Corp.	79
		191
	Electrical Equipment — 0.8%
7	Acuity Brands, Inc. (c)	182
2	EnerSys (a)	33
7	LSI Industries, Inc.	36
		251
	Electronic Equipment, Instruments & Components — 3.7%
7	Benchmark Electronics, Inc. (a)	102
33	Brightpoint, Inc. (a)	204
16	Checkpoint Systems, Inc. (a)	248
10	Coherent, Inc. (a)	211
4	CTS Corp.	23
2	Electro Rent Corp.	19
3	Insight Enterprises, Inc. (a)	32
23	Methode Electronics, Inc.	161
3	OSI Systems, Inc. (a)	63
2	RadiSys Corp. (a)	21
1	Tech Data Corp. (a)	16
3	TTM Technologies, Inc. (a)	26
		1,126
	Energy Equipment & Services — 1.2%
2	Bolt Technology Corp. (a)	26
7	Cal Dive International, Inc. (a)	59
2	CARBO Ceramics, Inc. (c)	79
3	Dresser-Rand Group, Inc. (a)	70
6	ION Geophysical Corp. (a)	16
15	Key Energy Services, Inc. (a)	84
3	Patterson-UTI Energy, Inc.	33
		367
	Food & Staples Retailing — 0.4%
5	Nash Finch Co.	133

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 1.7%
3	New Jersey Resources Corp.	104
10	Nicor, Inc.	353
3	Southwest Gas Corp.	58
		515
	Health Care Equipment & Supplies — 4.0%
10	American Medical Systems Holdings, Inc. (a)	150
3	Cantel Medical Corp. (a)	42
5	Electro-Optical Sciences, Inc. (a) (c)	37
18	Invacare Corp.	311
7	Quidel Corp. (a)	96
3	Sirona Dental Systems, Inc. (a)	58
3	Somanetics Corp. (a)	45
6	Teleflex, Inc.	278
7	Thoratec Corp. (a) (c)	198
		1,215
	Health Care Providers & Services — 3.1%
4	America Service Group, Inc. (a)	69
3	Brookdale Senior Living, Inc.	26
4	Emergency Medical Services Corp., Class A (a) (c)	133
1	Landauer, Inc.	55
9	Magellan Health Services, Inc. (a) (c)	292
2	Medcath Corp. (a)	27
15	Nighthawk Radiology Holdings, Inc. (a)	55
11	Omnicare, Inc. (c)	276
		933
	Health Care Technology — 0.5%
14	AMICAS, Inc. (a)	38
5	MedAssets, Inc. (a)	99
1	Medidata Solutions, Inc. (a)	17
		154
	Hotels, Restaurants & Leisure — 2.0%
20	AFC Enterprises, Inc. (a)	136
7	Cheesecake Factory, Inc. (The) (a) (c)	118
59	Denny’s Corp. (a)	126
2	DineEquity, Inc.	47
11	Monarch Casino & Resort, Inc. (a)	81
10	O’Charley’s, Inc.	89
		597
	Household Durables — 4.4%
26	American Greetings Corp., Class A	307
3	Blyth, Inc.	92
2	CSS Industries, Inc.	47
7	Furniture Brands International, Inc.	21
12	Helen of Troy Ltd., (Bermuda) (a)	195
8	Jarden Corp. (a) (c)	150
17	Leggett & Platt, Inc.	257
5	Standard Pacific Corp. (a)	10
19	Tempur-Pedic International, Inc. (c)	242
		1,321
	Household Products — 0.3%
10	Central Garden & Pet Co., Class A (a)	97
	Industrial Conglomerates — 0.5%
4	Standex International Corp.	43
8	Tredegar Corp.	103
		146
	Insurance — 3.3%
11	American Equity Investment Life Holding Co.	62
2	Argo Group International Holdings Ltd., (Bermuda) (a)	63
2	Aspen Insurance Holdings Ltd., (Bermuda)	38
2	Axis Capital Holdings Ltd., (Bermuda)	60
11	Conseco, Inc. (a)	27
8	Harleysville Group, Inc.	237
6	Meadowbrook Insurance Group, Inc.	39
3	Navigators Group, Inc. (a)	133
7	Platinum Underwriters Holdings Ltd., (Bermuda)	203
3	ProAssurance Corp. (a)	125
		987
	Internet & Catalog Retail — 0.1%
2	NutriSystem, Inc.	35
	Internet Software & Services — 1.4%
3	DealerTrack Holdings, Inc. (a)	51
1	LogMeIn, Inc. (a)	13
4	Perficient, Inc. (a)	25
4	S1 Corp. (a)	28
23	ValueClick, Inc. (a)	242
10	Web.com Group, Inc. (a)	59
		418
	IT Services — 1.7%
18	Acxiom Corp.	155
1	Alliance Data Systems Corp. (a) (c)	25
10	CIBER, Inc. (a)	31
6	CSG Systems International, Inc. (a)	74
4	Gartner, Inc. (a)	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
6	Global Cash Access Holdings, Inc. (a) (c)	49
6	Hackett Group, Inc. (The) (a)	15
3	Heartland Payment Systems, Inc.	28
1	Hewitt Associates, Inc., Class A (a)	18
37	Unisys Corp. (a)	56
		504
	Leisure Equipment & Products — 0.7%
9	Hasbro, Inc.	221
	Life Sciences Tools & Services — 1.5%
18	Harvard Bioscience, Inc. (a)	70
2	Mettler-Toledo International, Inc., (Switzerland) (a)	131
15	PerkinElmer, Inc.	263
		464
	Machinery — 1.8%
7	Mueller Industries, Inc.	141
9	Nordson Corp.	360
8	Trimas Corp. (a)	26
7	Wabash National Corp.	5
		532
	Marine — 0.3%
26	Horizon Lines, Inc., Class A	101
	Media — 0.7%
17	CKX, Inc. (a) (c)	122
10	Cumulus Media, Inc., Class A (a)	9
38	Sinclair Broadcast Group, Inc., Class A	74
		205
	Metals & Mining — 0.8%
18	Worthington Industries, Inc.	229
	Multiline Retail — 0.4%
7	Dillard’s, Inc., Class A	63
20	Retail Ventures, Inc. (a)	44
		107
	Multi-Utilities — 1.4%
17	NorthWestern Corp.	389
2	PNM Resources, Inc.	26
		415
	Oil, Gas & Consumable Fuels — 2.6%
1	APCO Argentina, Inc.	17
4	Brigham Exploration Co. (a)	14
1	Clayton Williams Energy, Inc. (a)	11
30	Endeavour International Corp. (a)	41
3	Frontier Oil Corp.	34
3	Frontline Ltd., (Bermuda) (c)	63
6	Mariner Energy, Inc. (a)	68
6	McMoRan Exploration Co. (a) (c)	36
44	Meridian Resource Corp. (a)	15
2	PrimeEnergy Corp. (a)	54
3	Rosetta Resources, Inc. (a)	29
6	Stone Energy Corp. (a) (c)	42
5	Swift Energy Co. (a) (c)	83
1	Tesoro Corp. (c)	15
3	Toreador Resources Corp. (a)	19
35	VAALCO Energy, Inc. (a)	149
1	W&T Offshore, Inc.	11
2	Westmoreland Coal Co. (a)	16
1	World Fuel Services Corp.	50
		767
	Paper & Forest Products — 0.2%
16	Buckeye Technologies, Inc. (a)	73
	Personal Products — 0.9%
7	Herbalife Ltd., (Cayman Islands)	208
12	Prestige Brands Holdings, Inc. (a)	73
		281
	Pharmaceuticals — 1.4%
3	Auxilium Pharmaceuticals, Inc. (a) (c)	85
3	Cadence Pharmaceuticals, Inc. (a)	32
5	Cardiome Pharma Corp., (Canada) (a)	18
5	Cypress Bioscience, Inc. (a)	48
1	Optimer Pharmaceuticals, Inc. (a)	16
6	Pain Therapeutics, Inc. (a)	33
2	Perrigo Co. (c)	42
3	Watson Pharmaceuticals, Inc. (a) (c)	91
3	XenoPort, Inc. (a)	67
		432
	Professional Services — 1.4%
3	Administaff, Inc.	70
4	COMSYS IT Partners, Inc. (a)	20
17	Kforce, Inc. (a)	136
5	School Specialty, Inc. (a) (c)	107
24	Spherion Corp. (a)	101
		434
	Real Estate Investment Trusts (REITs) — 5.3%
21	Anthracite Capital, Inc. (c)	13
9	Anworth Mortgage Asset Corp.	62

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
3	Cypress Sharpridge Investments, Inc. (a)	32
16	DCT Industrial Trust, Inc.	67
1	Government Properties Income Trust (a)	25
3	Home Properties, Inc. (c)	109
8	Hospitality Properties Trust (c)	99
1	Invesco Mortgage Capital, Inc. (a)	14
23	Lexington Realty Trust	77
14	LTC Properties, Inc.	280
35	MFA Financial, Inc.	245
1	Mid-America Apartment Communities, Inc.	22
4	Pennsylvania Real Estate Investment Trust (c)	22
4	PS Business Parks, Inc.	169
17	Ramco-Gershenson Properties Trust	166
10	Strategic Hotels & Resorts, Inc.	11
25	Sunstone Hotel Investors, Inc.	133
2	Taubman Centers, Inc. (c)	51
		1,597
	Road & Rail — 0.6%
2	Celadon Group, Inc. (a)	17
3	Con-way, Inc.	106
1	Heartland Express, Inc.	15
2	Saia, Inc. (a)	41
5	YRC Worldwide, Inc. (a) (c)	9
		188
	Semiconductors & Semiconductor Equipment — 3.6%
6	Amkor Technology, Inc. (a)	29
5	Atmel Corp. (a)	18
39	Cirrus Logic, Inc. (a)	176
5	Cymer, Inc. (a)	143
3	DSP Group, Inc. (a)	18
8	Entegris, Inc. (a)	20
6	Integrated Device Technology, Inc. (a)	35
78	LSI Corp. (a) (c)	353
23	Micrel, Inc.	170
1	Novellus Systems, Inc. (a) (c)	18
2	Rudolph Technologies, Inc. (a)	8
4	Semtech Corp. (a)	57
1	Veeco Instruments, Inc. (a)	6
3	Zoran Corp. (a)	36
		1,087
	Software — 6.7%
32	Aspen Technology, Inc. (a)	271
15	EPIQ Systems, Inc. (a) (c)	226
3	Fair Isaac Corp.	42
3	JDA Software Group, Inc. (a)	39
5	Manhattan Associates, Inc. (a)	95
4	MicroStrategy, Inc., Class A (a)	211
34	Monotype Imaging Holdings, Inc. (a)	231
13	Net 1 UEPS Technologies, Inc., (South Africa) (a)	182
4	Pegasystems, Inc.	95
1	Rosetta Stone, Inc. (a)	33
2	SolarWinds, Inc. (a)	28
2	SPSS, Inc. (a)	70
11	Sybase, Inc. (a) (c)	348
5	Take-Two Interactive Software, Inc. (a) (c)	44
6	TIBCO Software, Inc. (a)	43
4	Wind River Systems, Inc. (a)	48
		2,006
	Specialty Retail — 4.0%
2	Barnes & Noble, Inc.	47
8	Borders Group, Inc. (a)	30
15	Build-A-Bear Workshop, Inc. (a)	67
27	Cache, Inc. (a)	106
44	Charming Shoppes, Inc. (a)	162
3	Children’s Place Retail Stores, Inc. (The) (a) (c)	69
7	Collective Brands, Inc. (a) (c)	101
2	Destination Maternity Corp. (a)	37
23	Finish Line, Inc. (The), Class A	172
17	MarineMax, Inc. (a)	58
6	Midas, Inc. (a)	60
1	Rent-A-Center, Inc. (a)	14
12	Sally Beauty Holdings, Inc. (a)	76
14	Sonic Automotive, Inc., Class A	138
6	Stage Stores, Inc.	62
		1,199
	Textiles, Apparel & Luxury Goods — 0.4%
2	Oxford Industries, Inc.	27
1	Perry Ellis International, Inc. (a)	9
6	Timberland Co. (The), Class A (a)	79
		115
	Thrifts & Mortgage Finance — 0.2%
4	Ocwen Financial Corp. (a)	51
	Trading Companies & Distributors — 1.0%
12	WESCO International, Inc. (a)	308

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   45

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Wireless Telecommunication Services — 0.7%
11	USA Mobility, Inc.	134
18	Virgin Mobile USA, Inc., Class A (a)	70
		204
	Total Common Stocks (Cost $34,181)	28,908

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.6%
175	U.S. Treasury Note, 3.125%, 11/30/09 (k) (Cost $177)	177
	Total Long-Term Investments (Cost $34,358)	29,085

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
607	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $607)	607
Investment of Cash Collateral for Securities on Loan — 17.4%
	Investment Company — 17.4%
5,240	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $5,240)	5,240
	Total Investments — 116.0% (Cost $40,205)	34,932
	Liabilities in Excess of Other Assets — (16.0)%	(4,814)
	NET ASSETS — 100.0%	$30,118

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
26	E-mini Russell 2000	09/18/09	$1,319	$6

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of June 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$139,646	$331,200	$1,062,152
Investments in affiliates, at value	33,578	24,805	157,658
Total investment securities, at value	173,224	356,005	1,219,810
Cash	1	—	8
Receivables:
Investment securities sold	990	13,892	1,629
Fund shares sold	430	659	4,151
Interest and dividends	50	378	679
Total Assets	174,695	370,934	1,226,277

LIABILITIES:
Payables:
Due to custodian	—	589	—
Investment securities purchased	1,041	7,159	29,567
Collateral for securities lending program	28,151	24,805	86,331
Fund shares redeemed	194	5	1,183
Variation margin on futures contracts	—	9	—
Accrued liabilities:
Investment advisory fees	—	167	401
Administration fees	3	36	103
Shareholder servicing fees	18	—	181
Distribution fees	45	—	104
Custodian and accounting fees	20	39	36
Trustees’ and Chief Compliance Officer’s fees	7	11	15
Other	342	133	346
Total Liabilities	29,821	32,953	118,267
Net Assets	$144,874	$337,981	$1,108,010

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$202,955	$518,525	$1,211,399
Accumulated undistributed (distributions in excess of) net investment income	(11)	3,720	(29)
Accumulated net realized gains (losses)	(66,910)	(115,865)	(61,684)
Net unrealized appreciation (depreciation)	8,840	(68,399)	(41,676)
Total Net Assets	$144,874	$337,981	$1,108,010

Net Assets:
Class A	$51,434	$—	$372,525
Class B	16,081	—	13,711
Class C	40,775	—	30,661
Class R2	—	—	1,461
Class R5	—	—	86,024
Select Class	36,584	337,981	603,628
Total	$144,874	$337,981	$1,108,010

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,326	—	15,788
Class B	1,499	—	670
Class C	3,809	—	1,501
Class R2	—	—	62
Class R5	—	—	3,361
Select Class	2,927	14,520	23,599

Net Asset Value:
Class A — Redemption price per share	$11.89	$—	$23.59
Class B — Offering price per share(a)	10.73	—	20.46
Class C — Offering price per share(a)	10.71	—	20.42
Class R2 — Offering and redemption price per share	—	—	23.48
Class R5 — Offering and redemption price per share	—	—	25.60
Select Class — Offering and redemption price per share	12.50	23.28	25.58
Class A maximum sales charge	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/100% – maximum sales charge)]	$12.55	$—	$24.90

Cost of investments in non-affiliates	$130,806	$399,495	$1,103,828
Cost of investments in affiliates	33,578	24,805	157,658
Value of securities on loan	27,488	23,884	84,277

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$339,703	$403,313	$3,904	$29,085
Investments in affiliates, at value	12,848	9,509	85	5,847
Total investment securities, at value	352,551	412,822	3,989	34,932
Cash	1	1	— (a)	25
Receivables:
Investment securities sold	2,508	19,837	69	3,172
Fund shares sold	538	730	— (a)	41
Interest and dividends	86	486	8	43
Due from Advisor	—	—	13	—
Total Assets	355,684	433,876	4,079	38,213

LIABILITIES:
Payables:
Dividends	—	599	—	—
Investment securities purchased	1,259	17,891	80	2,764
Collateral for securities lending program	32,143	44,896	—	5,240
Fund shares redeemed	1,557	525	—	— (a)
Variation margin on futures contracts	—	14	—	2
Accrued liabilities:
Investment advisory fees	66	75	—	8
Administration fees	9	22	—	3
Shareholder servicing fees	29	42	1	3
Distribution fees	36	40	— (a)	— (a)
Custodian and accounting fees	36	37	13	25
Trustees’ and Chief Compliance Officer’s fees	4	2	— (a)	2
Other	230	279	43	48
Total Liabilities	35,369	64,422	137	8,095
Net Assets	$320,315	$369,454	$3,942	$30,118

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$421,376	$570,317	$9,811	$47,351
Accumulated undistributed (distributions in excess of) net investment income	(12)	(618)	5	361
Accumulated net realized gains (losses)	(101,167)	(75,060)	(6,344)	(12,327)
Net unrealized appreciation (depreciation)	118	(125,185)	470	(5,267)
Total Net Assets	$320,315	$369,454	$3,942	$30,118

Net Assets:
Class A	$107,591	$108,414	$574	$240
Class B	7,967	10,614	—	—
Class C	14,396	17,402	399	94
Class R2	54	59	—	—
Class R5	—	13,342	56	—
Institutional Class	102,695	—	—	9,086
Select Class	87,612	201,486	2,913	20,698
Ultra	—	18,137	—	—
Total	$320,315	$369,454	$3,942	$30,118

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,831	9,459	62	39
Class B	1,404	1,043	—	—
Class C	2,431	1,722	44	15
Class R2	8	5	—	—
Class R5	—	1,117	6	—
Institutional Class	14,394	—	—	1,466
Select Class	12,367	16,868	313	3,330
Ultra	—	1,518	—	—

Net Asset Value:
Class A — Redemption price per share	$6.80	$11.46	$9.26	$6.17
Class B — Offering price per share(b)	5.67	10.17	—	—
Class C — Offering price per share(b)	5.92	10.10	9.13	6.14
Class R2 — Offering and redemption price per share	6.79	11.45	—	—
Class R5 — Offering and redemption price per share	—	11.94	9.32	—
Institutional Class — Offering and redemption price per share	7.13	—	—	6.20
Select Class — Offering and redemption price per share	7.08	11.94	9.30	6.22
Ultra — Offering and redemption price per share	—	11.95	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.18	$12.09	$9.77	$6.51

Cost of investments in non-affiliates	$339,585	$528,311	$3,434	$34,358
Cost of investments in affiliates	12,848	9,509	85	5,847
Value of securities on loan	31,389	43,505	—	5,087

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   51

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$25	$—
Dividend income from non-affiliates	434	5,636	9,225
Dividend income from affiliates (a)	79	236	967
Income from securities lending (net)	404	1,024	1,325
Total investment income	917	6,921	11,517

EXPENSES:
Investment advisory fees	934	2,558	6,405
Administration fees	153	419	1,054
Distribution fees:
Class A	139	—	845
Class B	135	—	115
Class C	312	—	243
Class R2	—	—	1
Shareholder servicing fees:
Class A	139	—	845
Class B	45	—	38
Class C	104	—	81
Class R2	—	—	1
Class R5	—	—	37
Select Class	71	984	1,315
Custodian and accounting fees	22	56	65
Interest expense to affiliates	— (b)	— (b)	1
Professional fees	60	60	82
Trustees’ and Chief Compliance Officer’s fees	2	3	7
Printing and mailing costs	58	194	181
Registration and filing fees	27	12	104
Transfer agent fees	1,123	38	1,357
Other	7	10	24
Total expenses	3,331	4,334	12,801
Less amounts waived	(914)	(1,185)	(1,697)
Less earnings credits	— (b)	— (b)	— (b)
Less expense reimbursements	(17)	—	—
Net expenses	2,400	3,149	11,104
Net investment income (loss)	(1,483)	3,772	413

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(54,281)	$(105,490)	$(17,222)
Futures	—	(6,398)	—
Payment by affiliate (See Note 3)	—	75	—
Net realized gain (loss)	(54,281)	(111,813)	(17,222)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(2,658)	(43,509)	(136,721)
Futures	—	881	—
Change in net unrealized appreciation (depreciation)	(2,658)	(42,628)	(136,721)
Net realized/unrealized gains (losses)	(56,939)	(154,441)	(153,943)
Change in net assets resulting from operations	$(58,422)	$(150,669)	$(153,530)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   53

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009 (continued)

(Amounts in thousands)

	Small Cap Growth Fund		Small Cap Value Fund		Strategic Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$30		$—		$2
Dividend income from non-affiliates	809		10,434		118		665
Dividend income from affiliates (a)	156		223		8		17
Income from securities lending (net)	1,214		771		—		34
Total investment income	2,179		11,458		126		718

EXPENSES:
Investment advisory fees	2,040		2,809		69		215
Administration fees	334		460		7		38
Distribution fees:
Class A	246		307		1		—	(b)
Class B	63		101		—		—
Class C	103		158		3		—	(b)
Class R2	—	(b)	—	(b)	—		—
Shareholder servicing fees:
Class A	246		307		1		—	(b)
Class B	21		34		—		—
Class C	34		53		1		—	(b)
Class R2	—	(b)	—	(b)	—		—
Class R5	—		5		2		—
Institutional Class	80		—		—		12
Select Class	284		607		7		59
Custodian and accounting fees	57		51		23		29
Interest expense to affiliates	—	(b)	—		—		—
Professional fees	61		55		61		59
Trustees’ and Chief Compliance Officer’s fees	3		5		—	(b)	1
Printing and mailing costs	84		95		1		5
Registration and filing fees	53		111		47		37
Transfer agent fees	714		918		17		38
Other	19		25		7		5
Total expenses	4,442		6,101		247		498
Less amounts waived	(984)		(1,208)		(80)		(158)
Less earnings credits	—	(b)	—	(b)	—	(b)	—	(b)
Less expense reimbursements	(5)		(7)		(76)		—
Net expenses	3,453		4,886		91		340
Net investment income (loss)	(1,274)		6,572		35		378

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(94,278)	$(68,485)	$(4,781)	$(10,859)
Futures	—	(6,054)	—	(447)
Payment by affiliate (See Note 3)	3	54	—	—
Net realized gain (loss)	(94,275)	(74,485)	(4,781)	(11,306)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(12,337)	(93,713)	1,089	(734)
Futures	—	1,079	—	115
Change in net unrealized appreciation (depreciation)	(12,337)	(92,634)	1,089	(619)
Net realized/unrealized gains (losses)	(106,612)	(167,119)	(3,692)	(11,925)
Change in net assets resulting from operations	$(107,886)	$(160,547)	$(3,657)	$(11,547)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,483)	$(2,662)	$3,772	$5,810
Net realized gain (loss)	(54,281)	(1,212)	(111,813)	43,178
Change in net unrealized appreciation (depreciation)	(2,658)	(25,656)	(42,628)	(219,055)
Change in net assets resulting from operations	(58,422)	(29,530)	(150,669)	(170,067)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(8,442)	—	—
Class B
From net realized gains	—	(3,288)	—	—
Class C
From net realized gains	—	(6,696)	—	—
Select Class
From net investment income	—	—	(2,094)	(5,185)
From net realized gains	—	(2,665)	(32,291)	(109,821)
Total distributions to shareholders	—	(21,091)	(34,385)	(115,006)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,163	21,619	(35,094)	(173,624)

NET ASSETS:
Change in net assets	(53,259)	(29,002)	(220,148)	(458,697)
Beginning of period	198,133	227,135	558,129	1,016,826
End of period	$144,874	$198,133	$337,981	$558,129
Accumulated undistributed (distributions in excess of) net investment income	$(11)	$(10)	$3,720	$2,064

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$413	$4,265	$(1,274)	$(2,276)
Net realized gain (loss)	(17,222)	(8,108)	(94,275)	29,628
Change in net unrealized appreciation (depreciation)	(136,721)	(169,677)	(12,337)	(100,881)
Change in net assets resulting from operations	(153,530)	(173,520)	(107,886)	(73,529)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(1,926)	—	—
From net realized gains	—	(26,288)	—	(16,815)
Class B
From net realized gains	—	(1,721)	—	(3,122)
Class C
From net investment income	—	(54)	—	—
From net realized gains	—	(3,713)	—	(3,453)
Class R2 (a)
From net investment income	— (b)	—	—	—
Class R5
From net investment income	(291)	(139)	—	—
From net realized gains	—	(844)	—	—
Institutional Class
From net realized gains	—	—	—	(11,111)
Select Class
From net investment income	(670)	(4,860)	—	—
From net realized gains	—	(40,222)	—	(44,995)
Total distributions to shareholders	(961)	(79,767)	—	(79,496)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	71,829	(66,270)	(17,458)	9,687

NET ASSETS:
Change in net assets	(82,662)	(319,557)	(125,344)	(143,338)
Beginning of period	1,190,672	1,510,229	445,659	588,997
End of period	$1,108,010	$1,190,672	$320,315	$445,659
Accumulated undistributed (distributions in excess of) net investment income	$(29)	$589	$(12)	$(12)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		Strategic Small Cap Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,572	$7,160	$35	$36
Net realized gain (loss)	(74,485)	61,302	(4,781)	(1,244)
Change in net unrealized appreciation (depreciation)	(92,634)	(234,726)	1,089	(1,449)
Change in net assets resulting from operations	(160,547)	(166,264)	(3,657)	(2,657)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,920)	(1,473)	(1)	—
From net realized gains	(9,639)	(20,676)	(4)	(28)
Class B
From net investment income	(170)	(113)	—	—
From net realized gains	(1,143)	(3,242)	—	—
Class C
From net investment income	(271)	(182)	—	—
From net realized gains	(1,750)	(5,311)	(3)	(21)
Class R2 (a)
From net investment income	(1)	—	—	—
From net realized gains	(3)	—	—	—
Class R5 (b)
From net investment income	(252)	(120)	(48)	—
From net realized gains	(540)	(1,250)	(45)	(117)
Select Class
From net investment income	(4,086)	(4,219)	(16)	—
From net realized gains	(17,145)	(54,237)	(21)	(156)
Ultra
From net investment income	(377)	(522)	—	—
From net realized gains	(1,645)	(5,785)	—	—
Total distributions to shareholders	(38,942)	(97,130)	(138)	(322)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(25,929)	(100,691)	(4,032)	8,616

NET ASSETS:
Change in net assets	(225,418)	(364,085)	(7,827)	5,637
Beginning of period	594,872	958,957	11,769	6,132
End of period	$369,454	$594,872	$3,942	$11,769
Accumulated undistributed (distributions in excess of) net investment income	$(618)	$(964)	$5	$35

(a)	Commencement of offering of class of shares effective November 3, 2008 for Small Cap Value Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	U.S. Small Company Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$378	$469
Net realized gain (loss)	(11,306)	12,126
Change in net unrealized appreciation (depreciation)	(619)	(30,501)
Change in net assets resulting from operations	(11,547)	(17,906)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	— (b)	— (b)
From net realized gains	(1)	— (b)
Class C (a)
From net investment income	— (b)	(1)
From net realized gains	— (b)	— (b)
Institutional Class
From net investment income	(76)	(228)
From net realized gains	(104)	(7,566)
Select Class
From net investment income	(81)	(299)
From net realized gains	(192)	(15,163)
Total distributions to shareholders	(454)	(23,257)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(7,202)	(31,400)

NET ASSETS:
Change in net assets	(19,203)	(72,563)
Beginning of period	49,321	121,884
End of period	$30,118	$49,321
Accumulated undistributed (distributions in excess of) net investment income	$361	$140

(a)	Commencement of offering of shares effective November 1, 2007.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,600	$30,826	$—	$—
Dividends and distributions reinvested	—	7,249	—	—
Cost of shares redeemed	(16,185)	(27,410)	—	—
Change in net assets from Class A capital transactions	$(2,585)	$10,665	$—	$—
Class B
Proceeds from shares issued	$7,899	$16,722	$—	$—
Dividends and distributions reinvested	—	934	—	—
Cost of shares redeemed	(11,493)	(17,940)	—	—
Change in net assets from Class B capital transactions	$(3,594)	$(284)	$—	$—
Class C
Proceeds from shares issued	$19,776	$39,166	$—	$—
Dividends and distributions reinvested	—	515	—	—
Cost of shares redeemed	(20,495)	(38,461)	—	—
Change in net assets from Class C capital transactions	$(719)	$1,220	$—	$—
Select Class
Proceeds from shares issued	$24,725	$20,607	$35,040	$32,335
Dividends and distributions reinvested	—	2,618	29,990	73,947
Cost of shares redeemed	(12,664)	(13,207)	(100,124)	(279,906)
Change in net assets from Select Class capital transactions	$12,061	$10,018	$(35,094)	$(173,624)

Total change in net assets from capital transactions	$5,163	$21,619	$(35,094)	$(173,624)

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	1,069	1,539	—	—
Reinvested	—	389	—	—
Redeemed	(1,390)	(1,495)	—	—
Change in Class A Shares	(321)	433	—	—

Class B
Issued	741	951	—	—
Reinvested	—	55	—	—
Redeemed	(1,054)	(1,046)	—	—
Change in Class B Shares	(313)	(40)	—	—

Class C
Issued	1,838	2,261	—	—
Reinvested	—	30	—	—
Redeemed	(1,893)	(2,249)	—	—
Change in Class C Shares	(55)	42	—	—

Select Class
Issued	1,958	1,099	1,445	790
Reinvested	—	134	1,331	1,971
Redeemed	(1,042)	(690)	(3,860)	(6,963)
Change in Select Class Shares	916	543	(1,084)	(4,202)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$149,358	$106,557	$48,841	$74,441
Dividends and distributions reinvested	—	24,191	—	13,638
Cost of shares redeemed	(121,285)	(159,874)	(31,939)	(40,941)
Change in net assets from Class A capital transactions	$28,073	$(29,126)	$16,902	$47,138

Class B
Proceeds from shares issued	$275	$612	$1,322	$2,194
Dividends and distributions reinvested	—	1,509	—	2,881
Cost of shares redeemed	(4,342)	(6,369)	(3,516)	(6,917)
Change in net assets from Class B capital transactions	$(4,067)	$(4,248)	$(2,194)	$(1,842)

Class C
Proceeds from shares issued	$3,004	$4,033	$4,486	$7,955
Dividends and distributions reinvested	—	2,848	—	2,137
Cost of shares redeemed	(10,582)	(14,637)	(3,862)	(5,289)
Change in net assets from Class C capital transactions	$(7,578)	$(7,756)	$624	$4,803

Class R2 (a)
Proceeds from shares issued	$1,490	$—	$50	$—
Dividends and distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(73)	—	—	—
Change in net assets from Class R2 capital transactions	$1,417	$—	$50	$—

Class R5
Proceeds from shares issued	$36,823	$60,765	$—	$—
Dividends and distributions reinvested	291	983	—	—
Cost of shares redeemed	(15,244)	(1,347)	—	—
Change in net assets from Class R5 capital transactions	$21,870	$60,401	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$66,502	$65,612
Dividends and distributions reinvested	—	—	—	5,514
Cost of shares redeemed	—	—	(35,241)	(23,822)
Change in net assets from Institutional Class capital transactions	$—	$—	$31,261	$47,304

Select Class
Proceeds from shares issued	$315,244	$236,274	$30,155	$69,049
Dividends and distributions reinvested	422	27,707	—	5,758
Cost of shares redeemed	(283,552)	(349,522)	(94,256)	(162,523)
Change in net assets from Select Class capital transactions	$32,114	$(85,541)	$(64,101)	$(87,716)

Total change in net assets from capital transactions	$71,829	$(66,270)	$(17,458)	$9,687

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	6,627	3,599	7,237	7,027
Reinvested	—	855	—	1,341
Redeemed	(5,621)	(5,427)	(4,904)	(3,883)
Change in Class A Shares	1,006	(973)	2,333	4,485

Class B
Issued	14	24	242	239
Reinvested	—	61	—	336
Redeemed	(232)	(252)	(623)	(781)
Change in Class B Shares	(218)	(167)	(381)	(206)

Class C
Issued	158	155	745	831
Reinvested	—	116	—	239
Redeemed	(559)	(585)	(688)	(578)
Change in Class C Shares	(401)	(314)	57	492

Class R2 (a)
Issued	65	—	8	—
Reinvested	— (b)	—	—	—
Redeemed	(3)	—	—	—
Change in Class R2 Shares	62	—	8	—

Class R5
Issued	1,543	2,021	—	—
Reinvested	14	32	—	—
Redeemed	(676)	(40)	—	—
Change in Class R5 Shares	881	2,013	—	—

Institutional Class
Issued	—	—	10,062	6,075
Reinvested	—	—	—	519
Redeemed	—	—	(5,441)	(2,205)
Change in Institutional Class Shares	—	—	4,621	4,389

Select Class
Issued	12,795	7,428	4,540	6,427
Reinvested	19	904	—	545
Redeemed	(10,943)	(11,129)	(13,837)	(15,483)
Change in Select Class Shares	1,871	(2,797)	(9,297)	(8,511)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		Strategic Small Cap Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$72,545	$74,109	$239	$266
Dividends and distributions reinvested	9,738	18,748	5	28
Cost of shares redeemed	(67,593)	(86,431)	(164)	(54)
Change in net assets from Class A capital transactions	$14,690	$6,426	$80	$240

Class B
Proceeds from shares issued	$1,690	$1,925	$—	$—
Dividends and distributions reinvested	1,227	3,027	—	—
Cost of shares redeemed	(5,205)	(9,733)	—	—
Change in net assets from Class B capital transactions	$(2,288)	$(4,781)	$—	$—

Class C
Proceeds from shares issued	$4,188	$9,874	$44	$26
Dividends and distributions reinvested	1,418	3,279	3	21
Cost of shares redeemed	(8,379)	(21,095)	(2)	(8)
Change in net assets from Class C capital transactions	$(2,773)	$(7,942)	$45	$39

Class R2 (a)
Proceeds from shares issued	$64	$—	$—	$—
Dividends and distributions reinvested	3	—	—	—
Cost of shares redeemed	— (c)	—	—	—
Change in net assets from Class R2 capital transactions	$67	$—	$—	$—

Class R5 (b)
Proceeds from shares issued	$8,208	$1,710	$852	$8,058
Dividends and distributions reinvested	792	1,370	45	117
Cost of shares redeemed	(2,194)	(721)	(5,275)	(14)
Change in net assets from Class R5 capital transactions	$6,806	$2,359	$(4,378)	$8,161

Select Class
Proceeds from shares issued	$73,867	$129,805	$290	$111
Dividends and distributions reinvested	10,299	21,766	37	156
Cost of shares redeemed	(126,001)	(233,394)	(106)	(91)
Change in net assets from Select Class capital transactions	$(41,835)	$(81,823)	$221	$176

Ultra
Proceeds from shares issued	$2,034	$7,617	$—	$—
Dividends and distributions reinvested	188	2,889	—	—
Cost of shares redeemed	(2,818)	(25,436)	—	—
Change in net assets from Ultra capital transactions	$(596)	$(14,930)	$—	$—

Total change in net assets from capital transactions	$(25,929)	$(100,691)	$(4,032)	$8,616

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Small Cap Value Fund		Strategic Small Cap Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	5,209	3,687	28	16
Reinvested	869	1,027	1	2
Redeemed	(5,546)	(4,288)	(18)	(4)
Change in Class A Shares	532	426	11	14

Class B
Issued	150	104	—	—
Reinvested	124	184	—	—
Redeemed	(471)	(531)	—	—
Change in Class B Shares	(197)	(243)	—	—

Class C
Issued	373	551	5	2
Reinvested	144	200	— (c)	2
Redeemed	(751)	(1,176)	— (c)	(1)
Change in Class C Shares	(234)	(425)	5	3

Class R2 (a)
Issued	5	—	—	—
Reinvested	— (c)	—	—	—
Redeemed	— (c)	—	—	—
Change in Class R2 Shares	5	—	—	—

Class R5 (b)
Issued	672	77	73	551
Reinvested	69	72	5	8
Redeemed	(181)	(37)	(630)	(1)
Change in Class R5 Shares	560	112	(552)	558

Select Class
Issued	6,029	6,413	36	7
Reinvested	879	1,150	4	11
Redeemed	(9,420)	(11,580)	(13)	(6)
Change in Select Class Shares	(2,512)	(4,017)	27	12

Ultra
Issued	173	367	—	—
Reinvested	16	152	—	—
Redeemed	(243)	(1,303)	—	—
Change in Ultra Shares	(54)	(784)	—	—

(a)	Commencement of offering of class of shares effective November 3, 2008 for Small Cap Value Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Small Company Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$193	$156
Dividends and distributions reinvested	1	— (b)
Cost of shares redeemed	(62)	—
Change in net assets from Class A capital transactions	$132	$156

Class C (a)
Proceeds from shares issued	$92	$64
Dividends and distributions reinvested	— (b)	1
Cost of shares redeemed	(30)	(15)
Change in net assets from Class C capital transactions	$62	$50

Institutional Class
Proceeds from shares issued	$2,979	$2,879
Dividends and distributions reinvested	72	3,352
Cost of shares redeemed	(5,966)	(18,173)
Change in net assets from Institutional Class capital transactions	$(2,915)	$(11,942)

Select Class
Proceeds from shares issued	$696	$1,557
Dividends and distributions reinvested	216	13,826
Cost of shares redeemed	(5,393)	(35,047)
Change in net assets from Select Class capital transactions	$(4,481)	$(19,664)

Total change in net assets from capital transactions	$(7,202)	$(31,400)

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	U.S. Small Company Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	29	18
Reinvested	— (b)	— (b)
Redeemed	(8)	—
Change in Class A Shares	21	18

Class C
Issued	14	7
Reinvested	— (b)	— (b)
Redeemed	(4)	(2)
Change in Class C Shares	10	5

Institutional Class
Issued	615	288
Reinvested	13	335
Redeemed	(954)	(1,739)
Change in Institutional Class Shares	(326)	(1,116)

Select Class
Issued	116	154
Reinvested	38	1,378
Redeemed	(881)	(3,257)
Change in Select Class Shares	(727)	(1,725)

(a)	Commencement of offering of class of shares effective November 1, 2007.

(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2009	$16.65	$(0.11	)(e)	$(4.65)	$(4.76)	$—	$11.89
Year Ended June 30, 2008	20.73	(0.19	)(e)	(2.09)	(2.28)	(1.80)	16.65
Year Ended June 30, 2007	19.34	(0.19	)(e)	3.59	3.40	(2.01)	20.73
January 1, 2006 through June 30, 2006 (f)	18.12	(0.09	)(e)	1.31	1.22	—	19.34
Year Ended December 31, 2005	18.46	(0.21	)(e)	1.20	0.99	(1.33)	18.12
Year Ended December 31, 2004	16.81	(0.19	)(e)	1.84	1.65	—	18.46

Class B
Year Ended June 30, 2009	15.12	(0.16	)(e)	(4.23)	(4.39)	—	10.73
Year Ended June 30, 2008	19.09	(0.28	)(e)	(1.89)	(2.17)	(1.80)	15.12
Year Ended June 30, 2007	18.07	(0.29	)(e)	3.32	3.03	(2.01)	19.09
January 1, 2006 through June 30, 2006 (f)	16.97	(0.14	)(e)	1.24	1.10	—	18.07
Year Ended December 31, 2005	17.47	(0.29	)(e)	1.12	0.83	(1.33)	16.97
Year Ended December 31, 2004	16.01	(0.28	)(e)	1.74	1.46	—	17.47

Class C
Year Ended June 30, 2009	15.09	(0.16	)(e)	(4.22)	(4.38)	—	10.71
Year Ended June 30, 2008	19.06	(0.28	)(e)	(1.89)	(2.17)	(1.80)	15.09
Year Ended June 30, 2007	18.04	(0.29	)(e)	3.32	3.03	(2.01)	19.06
January 1, 2006 through June 30, 2006 (f)	16.95	(0.14	)(e)	1.23	1.09	—	18.04
Year Ended December 31, 2005	17.44	(0.30	)(e)	1.14	0.84	(1.33)	16.95
Year Ended December 31, 2004	15.98	(0.28	)(e)	1.74	1.46	—	17.44

Select Class
Year Ended June 30, 2009	17.44	(0.06	)(e)	(4.88)	(4.94)	—	12.50
Year Ended June 30, 2008	21.53	(0.12	)(e)	(2.17)	(2.29)	(1.80)	17.44
Year Ended June 30, 2007	19.95	(0.12	)(e)	3.71	3.59	(2.01)	21.53
January 1, 2006 through June 30, 2006 (f)	18.65	(0.05	)(e)	1.35	1.30	—	19.95
Year Ended December 31, 2005	18.89	(0.14	)(e)	1.23	1.09	(1.33)	18.65
Year Ended December 31, 2004	17.13	(0.13	)(e)	1.89	1.76	—	18.89

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

(28.59)%	$51,434	1.50%	(0.86)%	2.16%	83%
(11.92)	77,384	1.50	(0.99)	1.95	122
18.59	87,347	1.50	(1.00)	2.04	144
6.73	82,529	1.50	(0.94)	1.82	86
5.29	75,940	1.50	(1.16)	1.67	143
9.82	86,000	1.50	(1.14)	1.73	112

(29.03)	16,081	2.10	(1.46)	2.65	83
(12.38)	27,388	2.10	(1.59)	2.44	122
17.81	35,349	2.10	(1.61)	2.53	144
6.48	40,478	2.10	(1.54)	2.32	86
4.66	41,440	2.06	(1.72)	2.15	143
9.12	62,000	2.12	(1.76)	2.23	112

(29.03)	40,775	2.10	(1.46)	2.66	83
(12.40)	58,290	2.10	(1.59)	2.44	122
17.84	72,836	2.10	(1.60)	2.55	144
6.43	54,608	2.10	(1.54)	2.32	86
4.73	43,211	2.06	(1.72)	2.18	143
9.14	34,000	2.12	(1.76)	2.23	112

(28.33)	36,584	1.10	(0.46)	1.92	83
(11.50)	35,071	1.10	(0.60)	1.70	122
19.00	31,603	1.10	(0.60)	1.80	144
6.97	28,212	1.10	(0.54)	1.57	86
5.70	21,753	1.10	(0.77)	1.43	143
10.27	10,000	1.10	(0.74)	1.32	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2009	$35.77	$0.27	$(10.26	)(e)(f)	$(9.99)	$(0.14)	$(2.36)	$(2.50)
Year Ended June 30, 2008	51.34	0.34	(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25	7.07		7.32	(0.22)	(2.97)	(3.19)
January 1, 2006 through June 30, 2006 (g)	43.99	0.09	3.13		3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18	1.52		1.70	(0.19)	(0.98)	(1.17)
Year Ended December 31, 2004	44.39	0.09	9.51		9.60	(0.07)	(10.46)	(10.53)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the total return would have been (27.69) %, and the net and unrealized gains (losses) on investments per share would have been $(10.27).

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (27.78)%, and the net realized and unrealized gains (losses) on investments per share would have been $(10.30).

(g)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$ 23.28	(27.66	)%(e)(f)	$337,981	0.80%	0.96%	1.10%	42%
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37
47.21	7.32		1,105,086	0.80	0.37	1.04	24
43.99	3.90		815,905	0.80	0.39	1.06	37
43.46	22.31		904,000	0.64	0.25	1.12	170

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2009	$27.42	$(0.03	)(e)	$(3.80)	$(3.83)	$—	$—	$—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(e)	6.01	6.14	— (h)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (f)	26.30	(0.01	)(e)	2.01	2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(e)	3.36	3.28	—	(3.42)	(3.42)
Year Ended December 31, 2004	24.11	(0.17	)(e)	6.33	6.16	—	(3.83)	(3.83)

Class B
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (f)	23.44	(0.07	)(e)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(e)	3.05	2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(e)	5.84	5.50	—	(3.83)	(3.83)

Class C
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(e)	5.31	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (f)	23.43	(0.06	)(e)	1.77	1.71	—	—	—
February 19, 2005 (g) through December 31, 2005	24.08	(0.14	)(e)	2.91	2.77	—	(3.42)	(3.42)

Class R2
November 3, 2008 (g) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(e)	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (g) through June 30, 2006	31.21	0.05	(e)	(0.88)	(0.83)	—	—	—

Select Class
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(e)	6.45	6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 through June 30, 2006 (f)	28.17	0.06	(e)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(e)	3.58	3.63	—	(3.42)	(3.42)
Year Ended December 31, 2004	25.18	(0.05	)(e)	6.66	6.61	—	(3.83)	(3.83)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$23.59	(13.97)%	$372,525	1.30%	(0.13)%	1.44%	45%
27.42	(11.80)	405,375	1.25	0.18	1.40	52
33.16	22.23	522,428	1.15	0.41	1.39	26
28.30	7.60	284,104	1.28	(0.05)	1.36	21
26.30	12.39	209,321	1.35	(0.28)	1.41	70
26.44	26.13	129,000	1.38	(0.66)	1.62	44

20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26
25.16	7.34	22,370	1.78	(0.55)	1.86	21
23.44	11.85	17,106	1.87	(0.83)	1.91	70
24.01	25.22	17,000	2.12	(1.43)	2.12	44

20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26
25.14	7.30	22,209	1.77	(0.51)	1.86	21
23.43	11.48	10,678	1.85	(0.49)	1.91	70

23.48	12.30	1,461	1.55	(0.39)	1.75	45

25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26
30.38	(2.66)	4,297	0.65	1.21	0.90	21

25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26
30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70
27.96	26.81	211,000	0.85	(0.17)	1.11	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain	Net asset value, end of period
Small Cap Growth Fund
Class A
Year Ended June 30, 2009	$8.94	$(0.04	)(e)	$(2.10	)(f)	$(2.14)	$—	$6.80
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)		(1.34)	(1.70)	8.94
Year Ended June 30, 2007	11.91	(0.07	)(e)	1.93		1.86	(1.79)	11.98
Year Ended June 30, 2006	12.54	(0.08)		2.03		1.95	(2.58)	11.91
Year Ended June 30, 2005	11.73	(0.11)		0.98		0.87	(0.06)	12.54

Class B
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78	)(f)	(1.85)	—	5.67
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)		(1.19)	(1.70)	7.52
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71		1.58	(1.79)	10.41
Year Ended June 30, 2006	11.50	(0.23)		1.93		1.70	(2.58)	10.62
Year Ended June 30, 2005	10.84	(0.23)		0.95		0.72	(0.06)	11.50

Class C
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85	)(f)	(1.92)	—	5.92
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)		(1.24)	(1.70)	7.84
Year Ended June 30, 2007	10.94	(0.13	)(e)	1.76		1.63	(1.79)	10.78
Year Ended June 30, 2006	11.77	(0.09)		1.84		1.75	(2.58)	10.94
Year Ended June 30, 2005	11.09	(0.15)		0.89		0.74	(0.06)	11.77

Class R2
November 3, 2008 (h) through June 30, 2009	6.28	(0.03	)(e)	0.54		0.51	—	6.79

Institutional Class
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22	)(f)	(2.23)	—	7.13
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)		(1.35)	(1.70)	9.36
Year Ended June 30, 2007	12.23	(0.03	)(e)	2.00		1.97	(1.79)	12.41
Year Ended June 30, 2006	12.77	(0.03)		2.07		2.04	(2.58)	12.23
February 19, 2005 (h) through June 30, 2005	12.57	(0.01)		0.21		0.20	—	12.77

Select Class
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19	)(f)	(2.22)	—	7.08
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)		(1.37)	(1.70)	9.30
Year Ended June 30, 2007	12.21	(0.05	)(e)	2.00		1.95	(1.79)	12.37
Year Ended June 30, 2006	12.77	(0.07)		2.09		2.02	(2.58)	12.21
Year Ended June 30, 2005	11.91	(0.06)		0.98		0.92	(0.06)	12.77

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

(23.94	)%(f)	$107,591	1.25%	(0.55)%	1.58%	83%
(12.93	)(g)	120,723	1.25	(0.56)	1.39	71
16.90		108,013	1.25	(0.65)	1.36	86
16.96		90,963	1.25	(0.82)	1.39	97
7.40		82,281	1.24	(0.78)	1.36	129

(24.60	)(f)	7,967	1.85	(1.15)	2.06	83
(13.48	)(g)	13,420	1.85	(1.18)	1.89	71
16.26		20,719	1.84	(1.25)	1.86	86
16.25		24,434	1.85	(1.43)	1.89	97
6.62		28,918	1.94	(1.48)	1.96	129

(24.49	)(f)	14,396	1.85	(1.15)	2.07	83
(13.49	)(g)	18,615	1.85	(1.17)	1.89	71
16.25		20,280	1.84	(1.24)	1.86	86
16.31		16,589	1.85	(1.42)	1.89	97
6.65		12,794	1.93	(1.47)	1.95	129

8.12		54	1.50	(0.72)	1.93	83

(23.82	)(f)	102,695	0.85	(0.15)	1.19	83
(12.53	)(g)	91,439	0.85	(0.15)	0.99	71
17.39		66,811	0.85	(0.25)	0.96	86
17.42		62,362	0.85	(0.42)	0.99	97
1.59		56,395	0.85	(0.37)	1.07	129

(23.87	)(f)	87,612	1.00	(0.31)	1.30	83
(12.74	)(g)	201,462	1.00	(0.34)	1.13	71
17.25		373,174	1.00	(0.40)	1.11	86
17.25		382,257	1.00	(0.58)	1.14	97
7.62		460,265	0.99	(0.53)	1.04	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2009	$17.45	$0.18	(e)	$(4.93	)(f)	$(4.75)	$(0.21)	$(1.03)	$(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(e)	3.70		3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(e)	3.11		3.22	(0.13)	(4.20)	(4.33)
Year Ended June 30, 2005	24.38	0.13		2.78		2.91	(0.11)	(2.18)	(2.29)

Class B
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45	)(f)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40		3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(e)	2.90		2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68		2.59	(0.03)	(2.18)	(2.21)

Class C
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41	)(f)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(e)	3.39		3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(e)	2.89		2.85	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.02	(0.08)		2.66		2.58	(0.03)	(2.18)	(2.21)

Class R2
November 3, 2008 (h) through June 30, 2009	13.84	0.10	(e)	(1.29)		(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(e)	3.80		4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 (h) through June 30, 2006	24.98	0.08	(e)	(0.46)		(0.38)	(0.06)	—	(0.06)

Select Class
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11	)(f)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(e)	3.79		3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(e)	3.20		3.37	(0.19)	(4.20)	(4.39)
Year Ended June 30, 2005	24.87	0.21		2.83		3.04	(0.16)	(2.18)	(2.34)

Ultra
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81		4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(e)	3.19		3.40	(0.22)	(4.20)	(4.42)
February 22, 2005 (h) through June 30, 2005	24.63	0.12		0.92		1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.46	(26.91	)% (f)	$108,414	1.25%	1.42%	1.55%	33%
17.45	(18.44	) (g)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45
25.00	12.20		149,283	1.25	0.53	1.37	57

10.17	(27.42	)(f)	10,614	1.86	0.79	2.04	33
15.72	(18.93	) (g)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45
23.49	11.42		34,648	1.94	(0.17)	1.96	57

10.10	(27.34	)(f)	17,402	1.86	0.79	2.04	33
15.61	(18.95	) (g)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45
23.39	11.42		44,749	1.92	(0.17)	1.95	57

11.45	(8.17)		59	1.50	1.34	1.91	33

11.94	(26.63	)(f)	13,342	0.91	1.74	1.14	33
18.08	(18.17	) (g)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

11.94	(26.72	)(f)	201,486	1.00	1.64	1.30	33
18.09	(18.24	) (g)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38
24.55	14.37		587,203	1.00	0.68	1.11	45
25.57	12.50		611,925	0.98	0.75	1.02	57

11.95	(26.59	)(f)	18,137	0.86	1.80	1.05	33
18.09	(18.16	) (g)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38
24.55	14.52		58,933	0.85	0.83	0.85	45
25.57	4.21		33,520	0.82	1.30	0.86	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Small Cap Value Fund
Class A
Year Ended June 30, 2009	$12.53	$0.03	(e)	$(3.21)	$(3.18)	$(0.02)	$(0.07)	$(0.09)
Year Ended June 30, 2008	17.63	0.02	(e)	(4.56)	(4.54)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.09	(0.02)		2.74	2.72	(0.03)	(0.15)	(0.18)
February 28, 2006(f) through June 30, 2006	15.00	(0.01	)(e)	0.10	0.09	—	—	—

Class C
Year Ended June 30, 2009	12.38	(0.02	)(e)	(3.16)	(3.18)	—	(0.07)	(0.07)
Year Ended June 30, 2008	17.54	(0.05	)(e)	(4.55)	(4.60)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.06	(0.09)		2.72	2.63	—	(0.15)	(0.15)
February 28, 2006(f) through June 30, 2006	15.00	(0.03	)(e)	0.09	0.06	—	—	—

Class R5
Year Ended June 30, 2009	12.63	0.06	(e)	(3.22)	(3.16)	(0.08)	(0.07)	(0.15)
July 31, 2007(g) through June 30, 2008	16.49	0.07	(e)	(3.37)	(3.30)	—	(0.56)	(0.56)

Select Class
Year Ended June 30, 2009	12.59	0.06	(e)	(3.23)	(3.17)	(0.05)	(0.07)	(0.12)
Year Ended June 30, 2008	17.65	0.05	(e)	(4.55)	(4.50)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.10	0.01		2.75	2.76	(0.06)	(0.15)	(0.21)
February 28, 2006(f) through June 30, 2006	15.00	0.01	(e)	0.09	0.10	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of operations.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$ 9.26	(25.26)%	$574	1.60%	0.33%	4.73%	168%
12.53	(26.13)	642	1.60	0.12	3.81	109
17.63	18.12	654	1.60	(0.15)	4.88	103
15.09	0.60	503	1.60	(0.15)	6.50	28

9.13	(25.60)	399	2.10	(0.16)	5.04	168
12.38	(26.61)	479	2.10	(0.37)	4.33	109
17.54	17.57	633	2.10	(0.65)	5.38	103
15.06	0.40	502	2.10	(0.65)	7.00	28

9.32	(24.88)	56	1.15	0.55	2.53	168
12.63	(20.41)	7,048	1.15	0.57	2.91	109

9.30	(25.01)	2,913	1.35	0.58	4.34	168
12.59	(25.87)	3,600	1.35	0.35	3.59	109
17.65	18.43	4,845	1.35	0.09	4.63	103
15.10	0.67	4,026	1.35	0.10	6.25	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2009	$8.37	$0.05	(e)	$(2.17	)(f)	$(2.12)	$(0.02)	$(0.06)	$(0.08)
November 1, 2007(g) through June 30, 2008	9.73	0.03	(e)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16	)(f)	(2.14)	— (h)	(0.06)	(0.06)
November 1, 2007(g) through June 30, 2008	9.73	—	(e)(h)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Institutional Class
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16	)(f)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(e)	2.01		2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006(j)	12.93	0.01		0.96		0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(e)	0.56		0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(e)(h)	1.89		1.89	—	(2.00)	(2.00)

Select Class
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17	)(f)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(e)	2.02		2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 through June 30, 2006(j)	12.94	0.01		0.94		0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02	(e)	0.57		0.59	(0.01)	(1.42)	(1.43)
Year Ended December 31, 2004	13.90	(0.03	)(e)	1.91		1.88	—	(2.00)	(2.00)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total returns would have been (26.15)%, (26.47)%, (25.81)% and (25.88)%, and the net realized and unrealized gains (losses) on investments per share would have been $(2.24), $(2.23), $(2.24) and $(2.25) for Class A, Class C, Institutional Class and Select Class Shares, respectively.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

(j)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$ 6.17	(25.30	)%(f)	$240	1.26%		0.75%	1.70%	52%
8.37	(11.51)		149	1.26		0.56	1.62	130

6.14	(25.62	)(f)	94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

6.20	(24.84	)(f)	9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84	(i)	0.78	1.18	130
14.02	16.06		40,769	0.83		0.49	0.99	46
13.90	7.50		54,551	0.83		0.37	1.02	22
12.93	4.34		46,690	0.83		0.39	0.98	32
13.77	13.82		92,000	0.83		—	0.97	129

6.22	(24.92	)(f)	20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(i)	0.59	1.33	130
14.03	15.87		81,115	1.01		0.31	1.14	46
13.89	7.34		95,318	1.01		0.18	1.17	22
12.94	4.18		102,003	1.01		0.18	1.14	32
13.78	13.73		119,000	1.01		(0.18)	1.15	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered Trust	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	JPM II	Diversified
Strategic Small Cap Value Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
U.S. Small Company Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class R2 Shares commenced operations on November 3, 2008, for the Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund.

Class R5 Shares commenced operations on July 31, 2007, for the Strategic Small Cap Value Fund.

Class A and Class C commenced operations on November 1, 2007, for the U.S. Small Company Fund.

All share classes of the Small Cap Equity Fund (except Class R2 Shares) are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Institutional Class, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service

82   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Dynamic Small Cap Growth Fund #
Level 1 — Quoted prices	$173,224	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$173,224	$—	$—
Small Cap Core Fund ##
Level 1 — Quoted prices	$354,012	$—	$(104)
Level 2 — Other significant observable inputs	1,993	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$356,005	$—	$(104)
Small Cap Equity Fund #
Level 1 — Quoted prices	$1,219,810	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,219,810	$—	$—
Small Cap Growth Fund ###
Level 1 — Quoted prices	$327,648	$—	$—
Level 2 — Other significant observable inputs	24,903	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$352,551	$—	$—
Small Cap Value Fund ####
Level 1 — Quoted prices	$371,723	$—	$(187)
Level 2 — Other significant observable inputs	41,099	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$412,822	$—	$(187)
Strategic Small Cap Value Fund #
Level 1 — Quoted prices	$3,989	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$3,989	$—	$—

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
U.S. Small Company Fund ##
Level 1 — Quoted prices	$34,755	$6	$—
Level 2 — Other significant observable inputs	177	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$34,932	$6	$—

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a certificate of deposit and corporate notes that are held as an investment of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

####	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a certificate of deposit and corporate notes that are held as an investment of cash collateral for securities on loan and a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Futures Contracts — The Funds may use index future contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Funds may buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit to the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments (variation margin) are made or received by the Funds periodically, based on changes in the market value of open futures contracts. Variation margin is recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities pledged for initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notional values are an indicator of the volume of futures contract activity. These values are disclosed in the accompanying Schedules of Portfolio Investments.

D.  Securities Lending — Each Fund (except Strategic Small Cap Value Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Investment Advisors Inc. (“JPMIA”, together with JPMIM each an “Advisor” and collectively the “Advisors”), in order to generate additional income. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for Dynamic Small Cap Growth Fund and U.S. Small Company Fund. Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Dynamic Small Cap Growth Fund and U.S. Small Company Fund. JPMCB serves as lending agent for Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

84   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest and dividend income on the Statements of Operations. For the period ended June 30, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$208
Small Cap Core Fund	132
Small Cap Equity Fund	287
Small Cap Growth Fund	107
Small Cap Value Fund	101
U.S. Small Company Fund	16

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Loaned Securities	Cash Collateral Posted by Borrower	Unrealized Loss on Cash Collateral Investments	Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$27,488	$28,151	$—	$28,151
Small Cap Core Fund	23,884	24,805	—	24,805
Small Cap Equity Fund	84,277	86,331	—	86,331
Small Cap Growth Fund	31,389	32,143	(596)	31,547
Small Cap Value Fund	43,505	44,896	(960)	43,936
U.S. Small Company Fund	5,087	5,240	—	5,240

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

Effective September 2008, the Funds began investing cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Dynamic Small Cap Growth Fund	$11
Small Cap Core Fund	11
Small Cap Equity Fund	22
Small Cap Growth Fund	8
Small Cap Value Fund	7
U.S. Small Company Fund	1

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

Effective September 2, 2008, JPMCB is entitled to lending agent fees, in accordance with the lending agreement, equal to 0.03% and 0.09% of the average dollar value of loans outstanding during the month of U.S. and non-U.S. securities, respectively. Prior to September 2, 2008, JPMCB was entitled to fees, in accordance with the lending agreement, equal to 0.06%, and 0.1142%, based upon the value of collateral received from borrowers for each loan of U.S. securities and non-U.S. securities, respectively. JPMCB had voluntarily reduced its fees for the period March 1, 2008 to September 1, 2008 to 0.03% and 0.09% for each loan of U.S. and non-U.S. securities, respectively.

The Funds paid lending agent fees to JPMCB as follows for the year ended June 30, 2009 (amounts in thousands):

Dynamic Small Cap Growth Fund	$2
Small Cap Core Fund	15
Small Cap Equity Fund	23
Small Cap Growth Fund	16
Small Cap Value Fund	19
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Small Cap Growth Fund and Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

86   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income		Accumulated Net Realized Gain (Loss) on Investments
Dynamic Small Cap Growth Fund	$(1,550)	$1,482		$68
Small Cap Core Fund	1,718	(22)		(1,696)
Small Cap Equity Fund	(1,446)	(70)		1,516
Small Cap Growth Fund	(1,319)	1,274		45
Small Cap Value Fund	(920)	851		69
Strategic Small Cap Value Fund	—	—	(a)	—	(a)
U.S. Small Company Fund	— (a)	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distribution reclassifications (Strategic Small Cap Value Fund and U.S. Small Company Fund), distributions from investments in real estate investment trusts (Small Cap Core Fund and U.S. Small Company Fund), investments in partnerships (Small Cap Core Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund), net operating loss (Dynamic Small Cap Growth Fund and Small Cap Growth Fund), non-taxable special dividends (Small Cap Core Fund, Small Cap Equity Fund and Small Cap Value Fund) and taxable overdistribution (Small Cap Equity Fund and Small Cap Value Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, JPMIM acts as the investment advisor to the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund and JPMIA acts as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	1.00
U.S. Small Company Fund	0.60

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2009 were as follows (excluding the reimbursement disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$8
Small Cap Core Fund	21
Small Cap Equity Fund	100
Small Cap Growth Fund	14
Small Cap Value Fund	19
Strategic Small Cap Value Fund	1
U.S. Small Company Fund	2

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2009, the annual effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
Strategic Small Cap Value Fund	0.25	n/a	0.75	n/a
U.S. Small Company Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$2		$3
Small Cap Equity Fund	5		31
Small Cap Growth Fund	12		21
Small Cap Value Fund	42		67
Strategic Small Cap Value Fund	—	(a)	—
U.S. Small Company Fund	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Strategic Small Cap Value Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

88   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Dynamic Small Cap Growth Fund	1.50%	2.12%	2.12%	n/a	n/a	n/a	1.10%	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	1.00	n/a
Small Cap Equity Fund	1.38	2.12	2.12	1.63%	0.80%	n/a	1.00	n/a
Small Cap Growth Fund	1.25	1.87	1.87	1.50	n/a	0.85%	1.00	n/a
Small Cap Value Fund	1.25	2.00	2.00	1.50	0.91	n/a	1.00	0.86%
Strategic Small Cap Value Fund	1.60	n/a	2.10	n/a	1.15	n/a	1.35	n/a
U.S. Small Company Fund	1.26	n/a	1.76	n/a	n/a	0.83	1.01	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2009. The expense limitation percentages in the table above are in place until at least October 31, 2009.

For the year ended June 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$689	$87	$126	$902	$17
Small Cap Core Fund	—	—	397	397	—
Small Cap Equity Fund	1,018	42	300	1,360	—
Small Cap Growth Fund	444	244	292	980	5
Small Cap Value Fund	559	211	402	1,172	7
Strategic Small Cap Value Fund	69	7	4	80	76
U.S. Small Company Fund	119	10	29	158	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—	$12	$—	$12
Small Cap Core Fund	50	151	587	788
Small Cap Equity Fund	310	27	—	337
Small Cap Growth Fund	—	4	—	4
Small Cap Value Fund	18	18	—	36

An affiliate of JPMCB made a payment to Small Cap Core Fund, Small Cap Growth Fund and Small Cap Value Fund of approximately $75,000, $3,000 and $54,000, respectively, relating to an operational error.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2009, U.S. Small Company Fund incurred $6 in brokerage commissions with broker/dealers affiliated with the Advisors.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$122,905	$119,249	$—	$—
Small Cap Core Fund	165,512	192,476	1,540	—
Small Cap Equity Fund	512,016	433,164	—	—
Small Cap Growth Fund	265,919	276,660	—	—
Small Cap Value Fund	137,219	176,462	282	645
Strategic Small Cap Value Fund	11,291	15,323	—	—
U.S. Small Company Fund	18,555	23,818	15	120

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$166,131	$16,057	$8,964	$7,093
Small Cap Core Fund	429,198	32,207	105,400	(73,193)
Small Cap Equity Fund	1,265,207	139,141	184,538	(45,397)
Small Cap Growth Fund	364,388	28,803	40,640	(11,837)
Small Cap Value Fund	540,725	27,308	155,211	(127,903)
Strategic Small Cap Value Fund	3,986	245	242	3
U.S. Small Company Fund	41,320	2,254	8,642	(6,388)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable special dividends (Small Cap Equity Fund) and wash sale loss deferrals (all Funds).

The tax character of distributions paid during the fiscal year ended June 30, 2009, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Small Cap Core Fund	$2,094	$32,291	$34,385
Small Cap Equity Fund	961	—	961
Small Cap Value Fund	7,107	31,835	38,942
Strategic Small Cap Value Fund	138	—	138
U.S. Small Company Fund	157	297	454

90   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

The tax character of distributions paid during the fiscal year ended June 30, 2008, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$4,998	$16,093	$21,091
Small Cap Core Fund	17,830	97,176	115,006
Small Cap Equity Fund	35,101	44,666	79,767
Small Cap Growth Fund	16,631	62,865	79,496
Small Cap Value Fund	16,880	80,250	97,130
Strategic Small Cap Value Fund	4	318	322
U.S. Small Company Fund	1,807	21,450	23,257

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$—	$(16,030)	$7,093
Small Cap Core Fund	3,749	(28,004)	(73,193)
Small Cap Equity Fund	—	(21,128)	(45,397)
Small Cap Growth Fund	—	(45,889)	(11,837)
Small Cap Value Fund	—	(10,761)	(127,903)
Strategic Small Cap Value Fund	5	(1,935)	3
U.S. Small Company Fund	365	(1,688)	(6,388)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals (Small Cap Growth Fund) and post-October loss deferrals (all Funds).

As of June 30, 2009, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2017
Dynamic Small Cap Growth Fund	$16,030
Small Cap Core Fund	28,004
Small Cap Equity Fund	21,128
Small Cap Growth Fund	45,889
Small Cap Value Fund	10,761
Strategic Small Cap Value Fund	1,935
U.S. Small Company Fund	1,688

Net capital losses and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2009, the Funds deferred to July 1, 2009 post-October capital losses and post-October currency losses of (amounts in thousands):

	Capital Losses	Currency Losses
Dynamic Small Cap Growth Fund	49,132	$—	(a)
Small Cap Core Fund	83,068	—
Small Cap Equity Fund	36,834	—
Small Cap Growth Fund	43,324	—
Small Cap Value Fund	61,582	—
Strategic Small Cap Value Fund	3,941	—
U.S. Small Company Fund	9,517	—

(a)	Amount rounds to less than $1,000.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund. In addition, the J.P. Morgan Investor Funds, which are affiliated family of funds of funds, own, in the aggregate approximately 15.4% of the net assets of Small Cap Value Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Bank One Investment Advisory Corporation (“BOIA”), (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties. As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates,

92   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through September 27, 2009.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   93

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of
JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund,
JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund,
JPMorgan Strategic Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund, JPMorgan Strategic Small Cap Value Fund (each a separate fund of JPMorgan Trust I), JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

94   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	134	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	134	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	134	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	134	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	134	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	134	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	134	Trustee, Stratton Mountain School (2001–present)

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   95

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	134	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	134	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	134	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	134	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	134	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	134
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (134 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

96   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   97

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,084.90	$7.75	1.50%
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class B
Actual	1,000.00	1,082.70	10.84	2.10
Hypothetical	1,000.00	1,014.38	10.49	2.10
Class C
Actual	1,000.00	1,081.80	10.84	2.10
Hypothetical	1,000.00	1,014.38	10.49	2.10
Select Class
Actual	1,000.00	1,087.90	5.69	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10

Small Cap Core Fund
Select Class
Actual	1,000.00	988.50	3.94	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

98   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Small Cap Equity Fund
Class A
Actual	$1,000.00	$1,120.10	$6.83	1.30%
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class B
Actual	1,000.00	1,117.40	9.45	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class C
Actual	1,000.00	1,117.10	9.45	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class R2
Actual	1,000.00	1,119.20	8.14	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R5
Actual	1,000.00	1,123.30	4.21	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	1,121.90	5.26	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Growth Fund
Class A
Actual	1,000.00	1,129.60	6.60	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	1,125.00	9.75	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,125.50	9.75	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,127.90	7.91	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Institutional Class
Actual	1,000.00	1,131.70	4.49	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,131.00	5.28	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	978.20	6.13	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class B
Actual	1,000.00	974.40	9.11	1.86
Hypothetical	1,000.00	1,015.57	9.30	1.86
Class C
Actual	1,000.00	974.40	9.11	1.86
Hypothetical	1,000.00	1,015.57	9.30	1.86

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   99

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Small Cap Value Fund — continued
Class R2
Actual	$1,000.00	$976.40	$7.35	1.50%
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R5
Actual	1,000.00	979.90	4.47	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91
Select Class
Actual	1,000.00	978.60	4.91	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Ultra
Actual	1,000.00	980.10	4.22	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86

Strategic Small Cap Value Fund
Class A
Actual	1,000.00	1,073.00	8.22	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class C
Actual	1,000.00	1,070.30	10.78	2.10
Hypothetical	1,000.00	1,014.38	10.49	2.10
Class R5
Actual	1,000.00	1,075.00	5.92	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Select Class
Actual	1,000.00	1,075.10	6.95	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35

U.S. Small Company Fund
Class A
Actual	1,000.00	1,056.50	6.42	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26
Class C
Actual	1,000.00	1,053.20	8.96	1.76
Hypothetical	1,000.00	1,016.07	8.80	1.76
Institutional Class
Actual	1,000.00	1,059.80	4.24	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Select Class
Actual	1,000.00	1,057.80	5.15	1.01
Hypothetical	1,000.00	1,019.79	5.06	1.01

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

100   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

SPECIAL SHAREHOLDER MEETING RESULTS
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the series of JPM II, including the Small Cap Growth Fund and Small Cap Value Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313
John F. Finn
In Favor	93,441,137
Withheld	1,027,624
Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740
Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045
Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363
Peter C. Marshall
In Favor	93,503,565
Withheld	965,196
Marilyn McCoy
In Favor	93,509,493
Withheld	959,268
William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968
Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290
Fergus Reid, III
In Favor	93,503,219
Withheld	965,542
Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928
James J. Schonbachler
In Favor	93,504,517
Withheld	964,244
Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

JUNE 30, 2009        J.P. MORGAN SMALL CAP FUNDS   101

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2009:

Dividends Received Deduction
Small Cap Core Fund	100.00%
Small Cap Equity Fund	100.00
Small Cap Value Fund	100.00
Strategic Small Cap Value Fund	99.53
U.S. Small Company Fund	100.00

Long-Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution
Small Cap Core Fund	$32,290
Small Cap Value Fund	31,835
U.S. Small Company Fund	297

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$1,812
Small Cap Equity Fund	961
Small Cap Value Fund	7,077
Strategic Small Cap Value Fund	120
U.S. Small Company Fund	158

Treasury Income

The following represents the amount of income earned from direct U.S. Treasury Obligations for the fiscal year ended June 30, 2009 (amounts in thousands):

Income from U.S. Treasury Obligations
Small Cap Core Fund	$73
Small Cap Value Fund	30
U.S. Small Company Fund	2

102   J.P. MORGAN SMALL CAP FUNDS        JUNE 30, 2009

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	AN-SC-609

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2009

JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Growth Advantage Fund	2
JPMorgan Mid Cap Equity Fund	4
JPMorgan Mid Cap Growth Fund	7
JPMorgan Mid Cap Value Fund	9
JPMorgan Multi-Cap Market Neutral Fund	12
JPMorgan Value Advantage Fund	15
Schedules of Portfolio Investments	18
Financial Statements	48
Financial Highlights	62
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	87
Trustees	88
Officers	90
Schedule of Shareholder Expenses	91
Special Shareholder Meeting Results	94
Tax Letter	95

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113-year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

U.S. benchmarks remain in negative territory

For stocks, even the strongest second quarter in years couldn’t offset losses of the last year. The Dow Jones Industrial Average closed the 12-month period ended June 30th, 2009, at –22.99%. The other U.S. benchmarks, the S&P 500 Index and the NASDAQ Composite Index, also ended the period in negative territory, returning –26.21% and –19.13%, respectively.

From a style perspective, small caps experienced somewhat smaller losses over the past 12 months (–25.01%, as measured by the Russell 2000 Index) than their large- and mid-cap counterparts (–26.69% and –30.36%, as measured by the Russell 1000 and Russell Midcap Indexes, respectively). In the large-cap space, growth stocks fared better than value stocks, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned –24.50% for the 12-month period, compared to –29.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned –30.33% and –30.52%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned –24.85%, while the Russell 2000 Value Index closed at –25.24%.

Treasuries spiked, pushing yields slightly lower

Investors’ willingness to take on riskier assets, such as corporate bonds, contributed to a drop in Treasury prices and higher yields during the second quarter, but overall, yields were down for the 12-month period. Thirty-year Treasuries declined from 4.53% to 4.32%, the benchmark 10-year Treasury dropped from 3.99% to 3.53% and the two-year note fell from 2.63% to 1.13%.

Some investing principles are still “timeless”

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$572,102
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned –27.76%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2009, compared to the –24.53% return for the Russell 3000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of this period, the market traded down sharply due to such key themes as economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the world began to intervene. Around mid-March, market sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic data reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, as results of the U.S. banks’ stress test were received positively by the equity market.

In addition to being affected by this market environment, the Fund underperformed its benchmark for the period due primarily to stock selection in the technology and producer durables sectors, as well as an underweight in the consumer staples sector. At the individual stock level, Forest Oil Corp. detracted from performance. Forest Oil, an oil and gas company that engages in the acquisition, exploration, development and production of natural gas, was negatively impacted by concerns over the amount of debt on its balance sheet. Fidelity National Financial Inc., which provides title insurance, specialty insurance, claims management and information services, also hindered performance. Because its business is sensitive to volumes of mortgage applications, the company was hurt by the correction in the U.S. Treasury market, which dampened the nascent refinancing boom.

On the positive side, stock selection in the consumer discretionary and energy sectors as well as an overweight in the healthcare sector contributed to returns. At the individual stock level, ITT Educational Services Inc. aided returns. The company offers post-secondary degree programs focused on technology. Shares of ITT Educational advanced as the company raised its fiscal year guidance because students have been returning to school amid a deteriorating economy. Southwestern Energy Co., which engages in the exploration, development and production of natural gas and crude oil, also contributed to performance as shares advanced on strength in the energy sector.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund utilized a bottom-up approach to construct the Fund’s portfolio, basing stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process was designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Google, Inc., Class A	3.3%
2.	Apple, Inc.	3.2
3.	International Business Machines Corp.	2.3
4.	Microsoft Corp.	2.2
5.	Cisco Systems, Inc.	2.1
6.	QUALCOMM, Inc.	2.1
7.	Goldman Sachs Group, Inc. (The)	1.8
8.	DeVry, Inc.	1.7
9.	Amdocs Ltd., (United Kingdom)	1.6
10.	Wal-Mart Stores, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	30.2%
Health Care	15.3
Industrials	14.1
Consumer Discretionary	12.1
Financials	9.8
Energy	5.9
Consumer Staples	4.3
Materials	2.4
Telecommunication Services	2.1
Short-Term Investment	3.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		(27.76)%	1.95%	(5.12)%
With Sales Charge*		(31.55)	0.84	(5.65)
CLASS B SHARES	10/29/99
Without CDSC		(28.16)	1.28	(5.66)
With CDSC**		(33.16)	0.90	(5.66)
CLASS C SHARES	5/1/06
Without CDSC		(28.13)	1.32	(5.74)
With CDSC***		(29.13)	1.32	(5.74)
CLASS R5 SHARES	1/8/09	(27.51)	2.12	(5.04)
SELECT CLASS SHARES	5/1/06	(27.51)	2.12	(5.04)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 29, 1999.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the since inception total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$195,785
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth,* returned –28.02%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –30.36% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Looking back, the last 12 months will most certainly be remembered as one of the most volatile periods of the U.S. equity markets. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009. The U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs, and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were put into place to restore confidence in the financial system. Equity markets continued to remain volatile and hit fresh lows in early March 2009.

In the latter half of March and throughout April there appeared to be signs the rate of global economic decline was beginning to moderate, and markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, and the additional equity capital required for largest 19 financial institutions was lower than expected. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

Despite being affected by these market conditions on an absolute basis, the Fund outperformed its benchmark, due mostly to stock selection in the financials and consumer discretionary sectors.

At the individual stock level, Philadelphia Consolidated Holding Corp., a provider of specialty commercial and personal property insurance products, was a top contributor to performance. The company was acquired by Tokio Marine Holdings, Inc., a Japan-based insurance company providing property and casualty insurance, reinsurance and life insurance products, for a purchase price of $4.7 billion in cash or $61.50 per share.

ITT Educational Services Inc. also positively contributed to performance. The company offers post-secondary degree programs focused on technology. Shares of ITT Educational advanced after the company raised its fiscal-year guidance as students headed back to school amid a deteriorating economy. The company experienced exceptionally strong results driven by record enrollment growth, but we felt it best to sell the stock and deploy the proceeds toward more attractive risk/reward opportunities.

Stock selection in the information technology sector and an underweight in the consumer staples sector detracted from results. Forest Oil Corp., engaged in the exploration, acquisition, development, production and marketing of natural gas and crude oil, was a top detractor to performance. The company significantly reduced its capital spending plans, given the steep drop in energy prices. Investors feared a potential decrease in the level of production and fewer new projects would eventually lead to lower revenues and profits. To offset commodity price pressures, the company took action to reduce costs by pressuring margins received by third parties for services rendered and more effectively deploying resources where needed.

Century Aluminum Co., an aluminum producer, was also a top detractor to results, as aluminum prices declined on increasing inventories. We viewed the company as having a significant competitive advantage with very attractive low-cost production facilities in Iceland. Given the downturn in global demand, the company’s decision to issue additional common equity in lieu of reducing operational capacity caused us to question the company’s allocation of capital. Given these developments, we removed the stock from the portfolio and deployed the proceeds to companies in which we have more confidence in the fundamentals.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Over the course of the year the Fund favored the financials and industrials sectors, while being underweight in the consumer staples and utilities sectors. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

4   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Precision Castparts Corp.	1.3%
2.	TJX Cos., Inc.	1.3
3.	Old Republic International Corp.	1.2
4.	VCA Antech, Inc.	1.1
5.	Amphenol Corp.	1.1
6.	Safeway, Inc.	1.1
7.	Amdocs Ltd.	1.1
8.	DeVry, Inc.	1.0
9.	Cincinnati Financial Corp.	1.0
10.	Staples, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	18.9%
Consumer Discretionary	17.3
Industrials	13.7
Information Technology	12.5
Health Care	9.6
Utilities	6.3
Energy	6.0
Materials	5.5
Consumer Staples	3.4
Telecommunication Services	2.7
Short-Term Investment	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(28.02)%	0.00%	4.64%

TEN YEAR FUND PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)*

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$1,207,251
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities,** returned –30.82%*** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –30.33% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of this period, the market traded down sharply due to such key themes as economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the world began to intervene. Around mid-March market, sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic data reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, as results of the U.S. banks’ stress test were received positively by the equity market.

In addition to being affected by this market environment, the Fund underperformed its benchmark for the period due primarily to stock selection in the producer durables, materials and processing and technology sectors. At the individual stock level, Forest Oil Corp., which engages in the acquisition, exploration, development and production of natural gas, detracted from performance. Forest Oil was negatively impacted by concerns over the amount of debt on its balance sheet. Fidelity National Financial Inc., which provides title insurance, specialty insurance, claims management and information services, also hindered performance. Because its business is sensitive to volumes of mortgage applications, the company was hurt by the correction in the U.S. Treasury market, which dampened the nascent refinancing boom.

On the positive side, stock selection in the consumer discretionary sector as well as an underweight in the utilities sector and an overweight in the healthcare sector contributed to returns. At the individual stock level, ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, aided returns. Shares of ITT Educational advanced as the company raised its fiscal year guidance because students have been returning to school amid a deteriorating economy. Philadelphia Consolidated Holding Corp., which engages in designing, marketing and underwriting specialty commercial and personal property insurance products, also contributed to performance. Shares of Philadelphia Consolidated advanced as it was acquired at a premium.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Amdocs Ltd.	2.4%
2.	DeVry, Inc.	2.1
3.	Landstar System, Inc.	1.8
4.	Waste Connections, Inc.	1.8
5.	Express Scripts, Inc.	1.6
6.	Precision Castparts Corp.	1.6
7.	Corrections Corp. of America	1.6
8.	Praxair, Inc.	1.6
9.	Illumina, Inc.	1.5
10.	VCA Antech, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR****

Industrials	20.3%
Information Technology	20.0
Consumer Discretionary	17.9
Health Care	13.9
Financials	12.3
Energy	6.2
Materials	4.5
Telecommunication Services	2.4
Consumer Staples	0.2
Short-Term Investment	2.3

*	The Fund’s name was changed from JPMorgan Diversified Mid Cap Growth Fund to JPMorgan Mid Cap Growth Fund on June 27, 2009.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)*

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(31.02)%	(0.48)%	1.51%
With Sales Charge*		(34.63)	(1.55)	0.96
CLASS B SHARES	1/14/94
Without CDSC		(31.46)	(1.11)	0.93
With CDSC**		(36.46)	(1.53)	0.93
CLASS C SHARES	11/4/97
Without CDSC		(31.43)	(1.11)	0.83
With CDSC***		(32.43)	(1.11)	0.83
CLASS R2 SHARES	6/19/09	(31.10)	(0.63)	1.33
SELECT CLASS SHARES	3/2/89	(30.82)	(0.21)	1.78

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$4,199,377
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned –25.15%** (Institutional Class Shares) for the 12 months ended June 30, 2009, compared to the –30.52% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Looking back, the last 12 months will most certainly be remembered as one of the most volatile periods of the U.S. equity markets. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009. The U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs, and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were put into place to restore confidence in the financial system. Equity markets continued to remain volatile and hit fresh lows in early March 2009.

In the latter half of March and throughout April there appeared to be signs that the rate of global economic decline was beginning to moderate, and markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, and the additional equity capital required for largest 19 financial institutions was lower than expected. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped ease losses suffered by equity investors over the past year.

Despite being affected by these market conditions on an absolute basis, the Fund outperformed its benchmark, due mostly to stock selection in the financials and consumer discretionary sectors.

AutoNation Inc., an auto retailer operating predominantly in the Sunbelt region of the United States, was a strong performer toward the latter half of the year. Despite significantly lower vehicle sales, AutoNation posted solid results in the fourth quarter of 2008, highlighted by margin improvements and increased contributions from parts and service. Although the company has significant exposure to the “Big 3” U.S. auto manufacturers, such exposure has drastically fallen over the past few years. AutoNation’s import and luxury segments now account for more than two-thirds of unit sales. One benefit of the decline in vehicle sales was a decrease in working capital requirements, which allowed the company to reallocate cash to pay down debt. We view management’s decision to slow down its share repurchases and reallocate free cash flow to reduce leverage positively.

Another contributor to results was AutoZone Inc., the largest retailer and distributor of automotive replacement parts and accessories for the do-it-yourself customer. The company experienced an increase in same store sales, as the as demand for replacement parts increased due to consumers looking to extend the life of their existing cars in today’s economic environment. As individuals look to scale back discretionary expenses, many more car owners are servicing their own vehicles — another trend benefitting the company. The company has been able to maintain profitability even during times of slower sales growth by using its size and scale to pressure suppliers to give them more favorable pricing. AutoZone is an excellent example of the type of earnings consistency we look for in our investments.

Stock selection in the information technology sector and an underweight in the consumer staples sector detracted from results. A top individual detractor to performance was Helix Energy Solutions Group Inc., a provider of sub-sea construction, maintenance and salvage services for the offshore oil and natural gas industry. A combination of lower energy prices, lost production following last year’s hurricane season and continuous project delays resulted in lower revenue and profits. After numerous earnings preannouncements, we removed the stock from the portfolio and deployed proceeds to companies in which we have more confidence in the fundamentals.

Another detractor from performance was Williams Companies Inc. Stock in Williams Companies, an integrated natural gas company, came under pressure, mostly due to the weakening economy and the oversupply of natural gas. As energy prices fell significantly from 2008 highs, Williams Companies looked to add shareholder value by selling assets into its own Master Limited Partnership, which enabled the company to raise proceeds to fund growth projects.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

Q:	HOW WAS THE FUND MANAGED?

A:	The cornerstone of our investment philosophy is the belief that companies possessing the ability to consistently generate free cash flow and effectively allocate capital to generate growth in value per share will maximize our probability of providing consistent returns for the Fund and lower levels of volatility over the long term. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our purpose is to discover those companies offering the greatest potential against their current market value. Many companies may be considered cheap, and our research process helps us eliminate those that do not possess the characteristics of a sound, long-term business and identify those we believe are underrated or overlooked by the market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	2.4%
2.	Safeway, Inc.	2.2
3.	Cincinnati Financial Corp.	2.0
4.	Assurant, Inc.	2.0
5.	Republic Services, Inc.	2.0
6.	Energen Corp.	1.8
7.	Ball Corp.	1.8
8.	American Electric Power Co., Inc.	1.8
9.	M&T Bank Corp.	1.8
10.	Becton, Dickinson & Co.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.4%
Consumer Discretionary	17.2
Utilities	12.7
Industrials	7.5
Consumer Staples	6.7
Materials	6.6
Energy	5.9
Health Care	5.6
Information Technology	5.5
Telecommunication Services	3.1
Short-Term Investment	2.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(25.49)%	(0.31)%	7.48%
With Sales Charge*		(29.39)	(1.38)	6.90
CLASS B SHARES	4/30/01
Without CDSC		(25.89)	(0.83)	6.97
With CDSC**		(30.89)	(1.25)	6.97
CLASS C SHARES	4/30/01
Without CDSC		(25.84)	(0.82)	6.98
With CDSC***		(26.84)	(0.82)	6.98
CLASS R2 SHARES	11/3/08	(25.60)	(0.34)	7.46
INSTITUTIONAL CLASS SHARES	11/13/97	(25.15)	0.18	7.92
SELECT CLASS SHARES	10/31/01	(25.31)	(0.06)	7.71

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$670,595
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns that have no correlation to general domestic market performance,* returned 0.00%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the 0.95% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the 12 months ended June 30, 2009. Stock selection remained the primary source of returns for the Fund, as we sought to neutralize macro and sector influences on performance.

The overall stock-selection process, combined with portfolio implementation (trading costs), generated returns which trailed the benchmark returns for the 12 months. Fundamentals (how healthy a company’s short-term operating trends are) did not work on the short or long sides of the Portfolio. Valuation (how a stock is priced relative to its intrinsic value) worked on both the short and long sides, although performance on the short side was better. The underperformance in fundamentals was primarily driven by operating momentum factors, while the outperformance in valuation came from earnings and cash-flow-based factors. Our overall stock selection process added value on the short side but not on the long side. The overall spread between the top and bottom quintiles in our quantitative stock selection process was also slightly positive for the period. No individual stock had a material impact on the Fund’s performance.

The Fund categorizes its stock selection universe into five supersectors and 20 sectors within the supersectors. Of the Fund’s five supersector categories, financials performed the best. Healthcare was the worst-performing supersector for the 12 months

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 350 positions each on the long and short sides of the Fund during the period. Our disciplined investment process involves assessing and applying approximately equal emphasis to the valuation of each stock within its respective sector in the portfolio utilizing a quantitative model, with the help of several factors. On a long-term basis, this quantitative approach of using valuation factors and fundamentals factors in creating long and short portfolios is designed in an effort to generate a positive spread return (net return) between the long and short portfolios across all the sectors. The Fund was well diversified and sector-neutral. In essence, we sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals.

We continued to pursue our objective of generating returns uncorrelated to the broad stock and bond markets. We looked to generate returns above our cash benchmark over the long-term investment horizon.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	Valeant Pharmaceuticals International	0.5%
2.	Alpha Natural Resources, Inc.	0.4
3.	American Financial Group, Inc.	0.4
4.	Polaris Industries, Inc.	0.4
5.	Wyndham Worldwide Corp.	0.4
6.	Expedia, Inc.	0.4
7.	Del Monte Foods Co.	0.4
8.	Fluor Corp	0.4
9.	Newell Rubbermaid, Inc.	0.4
10.	El Paso Corp.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	Legg Mason, Inc.	0.5%
2.	United Therapeutics Corp.	0.5
3.	American Tower Corp.	0.5
4.	Republic Services, Inc.	0.5
5.	Discover Financial Services, Inc.	0.5
6.	Molson Coors Brewing Co.	0.5
7.	Alcoa, Inc.	0.5
8.	EQT CORP	0.5
9.	Nvidia Corp.	0.5
10.	Smithfield Foods, Inc.	0.5

12   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***

Information Technology	15.9%
Consumer Discretionary	15.6
Industrials	12.5
Health Care	10.2
Financials	9.5
Energy	8.7
Utilities	5.2
Materials	4.5
Consumer Staples	4.4
Telecommunication Services	1.1
Short-Term Investment	12.4

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****

Industrials	17.9%
Information Technology	16.0
Consumer Discretionary	13.6
Financials	11.7
Health Care	11.5
Energy	7.3
Utilities	7.1
Materials	6.9
Consumer Staples	6.2
Telecommunication Services	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of June 30, 2009. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(0.20)%	2.02%	2.69%
With Sales Charge*		(5.46)	0.92	1.79
CLASS B SHARES	5/23/03
Without CDSC		(0.89)	1.26	1.93
With CDSC**		(5.89)	0.88	1.93
CLASS C SHARES	5/23/03
Without CDSC		(0.99)	1.26	1.93
With CDSC***		(1.99)	1.26	1.93
SELECT CLASS SHARES	5/23/03	0.00	2.28	2.94

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market Neutral Funds Average from May 23, 2003 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$332,287
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned –24.82%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2009, compared to the –28.73% for the Russell 3000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Looking back, the last 12 months will most certainly be remembered as one of the most volatile periods of the U.S. equity markets. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009. The U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs, and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were put into place to restore confidence in the financial system. Equity markets continued to remain volatile and hit fresh lows in early March 2009.

Through the latter half of March and April there appeared to be signs the rate of global economic decline was beginning to moderate, and markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, and the additional equity capital required for largest 19 financial institutions was lower than expected. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped ease losses suffered by equity investors over the past year.

Despite being affected by these market conditions on an absolute basis, the Fund outperformed its benchmark for the period, due mostly to stock selection and an overweight in the financials sector and an underweight and stock selection in the industrials sector. A top contributor to performance was United Community Banks Inc., a regional bank operating in northern Georgia, metro Atlanta, coastal Georgia, western North Carolina and eastern Tennessee. The company continued to become more aggressive in removing problem loans from its residential construction portfolio. In addition, the company replaced its cash dividend in favor of a stock dividend and secured additional capital that significantly added to its capital cushion.

ProAssurance Corp., a specialty insurer engaged in medical professional liability, was also a strong contributor to performance. The company was rather isolated from many of the factors affecting insurance companies during the current crisis, such as sub-prime mortgage exposure and sizable variable annuity guarantees. Despite its difficulties attracting new business, which led to net declines in net premiums written, the company delivered consistent earnings throughout the year due to its conservative underwriting culture. ProAssurance is known for setting aside generous reserves in anticipation of future losses. When losses do not materialize, the company can release those reserves back to the bottom line, which can help maintain profitability in a challenging business environment.

The Fund’s underweight and stock selection in the healthcare sector and underweight and stock selection in the consumer staples sector detracted from results. A top detractor to our results was Devon Energy Corp. Devon Energy is an independent energy company engaged primarily in the exploration, development, production and transportation of oil, gas and natural gas liquids and the processing of natural gas. The stock experienced weakness throughout most of the year, as the company significantly reduced production guidance and capital spending plans due to the steep fall in energy prices.

Another detractor from performance was Williams Companies Inc. Stock in Williams Companies, an integrated natural gas company, came under pressure mostly due to the weakening economy and the oversupply of natural gas. As energy prices fell significantly from 2008 highs, Williams Companies looked to add shareholder value by selling assets into its own Master Limited Partnership, which enabled the company to raise proceeds needed to fund growth projects.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection. We look to identify undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with durable business models deemed capable of generating significant free cash flow. All potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Wells Fargo & Co.	3.9%
2.	Loews Corp.	2.9
3.	Devon Energy Corp.	2.8
4.	Agree Realty Corp.	2.7
5.	Old Republic International Corp.	2.5
6.	Assurant, Inc.	2.4
7.	Telephone & Data Systems, Inc.	2.4
8.	Berkshire Hathaway, Inc., Class A	2.3
9.	Carlisle Cos., Inc.	2.3
10.	W.P. Carey & Co. LLC	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Financials	41.4%
Energy	15.9
Consumer Discretionary	13.0
Health Care	5.3
Utilities	5.1
Consumer Staples	4.4
Industrials	4.4
Telecommunication Services	3.1
Information Technology	2.6
Materials	2.4
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2009. The Fund’s composition is subject to change.

16   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(24.82)%	(7.86)%	(2.18)%
With Sales Charge*		(28.78)	(9.50)	(3.39)
CLASS C SHARES	2/28/05
Without CDSC		(25.19)	(8.32)	(2.67)
With CDSC**		(26.19)	(8.32)	(2.67)
INSTITUTIONAL CLASS SHARES	2/28/05	(24.41)	(7.39)	(1.80)
SELECT CLASS SHARES	2/28/05	(24.62)	(7.62)	(1.93)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2009. The Fund has changed the class used in the graph from Class C to Class A because Class A is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.4%
	Common Stocks — 95.4%
	Aerospace & Defense — 1.0%
82	Precision Castparts Corp.	5,956
	Airlines — 0.5%
463	Delta Air Lines, Inc. (a) (c)	2,678
	Biotechnology — 1.2%
151	Gilead Sciences, Inc. (a)	7,073
	Building Products — 0.7%
134	Lennox International, Inc.	4,303
	Capital Markets — 5.0%
26	BlackRock, Inc. (c)	4,579
68	Goldman Sachs Group, Inc. (The)	9,952
131	Northern Trust Corp.	7,032
270	Och-Ziff Capital Management Group LLC, Class A	2,401
112	T. Rowe Price Group, Inc. (c)	4,680
		28,644
	Chemicals — 2.4%
144	Ecolab, Inc. (c)	5,630
114	Praxair, Inc.	8,074
		13,704
	Commercial Banks — 0.9%
147	Wells Fargo & Co. (c)	3,561
126	Zions Bancorp (c)	1,460
		5,021
	Commercial Services & Supplies — 3.2%
337	Corrections Corp. of America (a) (c)	5,731
78	Stericycle, Inc. (a)	3,993
327	Waste Connections, Inc. (a)	8,461
		18,185
	Communications Equipment — 7.3%
640	Cisco Systems, Inc. (a)	11,928
121	CommScope, Inc. (a)	3,175
157	F5 Networks, Inc. (a)	5,431
258	QUALCOMM, Inc.	11,652
74	Research In Motion Ltd., (Canada) (a)	5,272
167	ViaSat, Inc. (a)	4,279
		41,737
	Computers & Peripherals — 6.4%
129	Apple, Inc. (a)	18,409
127	International Business Machines Corp.	13,261
243	NetApp, Inc. (a) (c)	4,796
		36,466
	Construction & Engineering — 1.5%
172	Aecom Technology Corp. (a)	5,495
120	Shaw Group, Inc. (The) (a)	3,289
		8,784
	Diversified Consumer Services — 2.7%
191	DeVry, Inc.	9,558
281	Lincoln Educational Services Corp. (a)	5,873
		15,431
	Diversified Financial Services — 1.7%
36	IntercontinentalExchange, Inc. (a) (c)	4,056
234	MSCI, Inc., Class A (a)	5,726
		9,782
	Diversified Telecommunication Services — 0.9%
498	tw telecom, inc. (a)	5,115
	Electrical Equipment — 1.5%
23	First Solar, Inc. (a) (c)	3,777
106	Roper Industries, Inc.	4,785
		8,562
	Electronic Equipment, Instruments & Components — 1.4%
141	Amphenol Corp., Class A	4,468
99	Dolby Laboratories, Inc., Class A (a)	3,702
		8,170
	Energy Equipment & Services — 2.3%
214	Cameron International Corp. (a)	6,058
108	Oceaneering International, Inc. (a) (c)	4,864
134	ShawCor Ltd., (Canada), Class A	2,324
		13,246
	Food & Staples Retailing — 3.3%
172	CVS/Caremark Corp.	5,494
132	Walgreen Co.	3,872
192	Wal-Mart Stores, Inc.	9,301
		18,667
	Food Products — 0.8%
85	General Mills, Inc.	4,734
	Health Care Equipment & Supplies — 0.5%
109	Thoratec Corp. (a) (c)	2,916
	Health Care Providers & Services — 5.7%
124	Express Scripts, Inc. (a)	8,546
258	Gentiva Health Services, Inc. (a)	4,250
228	Psychiatric Solutions, Inc. (a) (c)	5,182

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
320	UnitedHealth Group, Inc.	7,999
243	VCA Antech, Inc. (a) (c)	6,477
		32,454
	Health Care Technology — 1.9%
72	Cerner Corp. (a)	4,485
320	MedAssets, Inc. (a)	6,228
		10,713
	Hotels, Restaurants & Leisure — 0.9%
35	Chipotle Mexican Grill, Inc., Class A (a) (c)	2,784
296	Las Vegas Sands Corp. (a)	2,330
		5,114
	Industrial Conglomerates — 0.8%
180	Carlisle Cos., Inc.	4,318
	Insurance — 2.1%
165	ACE Ltd., (Switzerland)	7,289
192	HCC Insurance Holdings, Inc. (c)	4,598
		11,887
	Internet & Catalog Retail — 1.2%
82	Amazon.com, Inc. (a)	6,843
	Internet Software & Services — 4.9%
263	Akamai Technologies, Inc. (a)	5,039
58	Equinix, Inc. (a) (c)	4,233
44	Google, Inc., Class A (a) (c)	18,508
		27,780
	IT Services — 0.9%
31	MasterCard, Inc., Class A (c)	5,153
	Life Sciences Tools & Services — 2.1%
270	Icon plc, (Ireland), ADR (a)	5,816
164	Illumina, Inc. (a) (c)	6,382
		12,198
	Machinery — 0.8%
137	Wabtec Corp. (c)	4,394
	Media — 1.1%
281	Discovery Communications, Inc., Class A (a)	6,343
	Multiline Retail — 0.9%
123	Kohl’s Corp. (a) (c)	5,245
	Oil, Gas & Consumable Fuels — 3.5%
74	Apache Corp.	5,339
208	Concho Resources, Inc. (a) (c)	5,970
57	Noble Energy, Inc. (c)	3,350
137	Southwestern Energy Co. (a)	5,326
		19,985
	Personal Products — 0.2%
40	NBTY, Inc. (a)	1,116
	Pharmaceuticals — 3.7%
186	Abbott Laboratories	8,764
81	Allergan, Inc.	3,849
179	Teva Pharmaceutical Industries Ltd., (Israel), ADR (c)	8,812
		21,425
	Professional Services — 0.9%
100	FTI Consulting, Inc. (a) (c)	5,092
	Road & Rail — 2.5%
124	Canadian National Railway Co., (Canada)	5,344
251	Landstar System, Inc.	9,021
		14,365
	Semiconductors & Semiconductor Equipment — 3.4%
156	Broadcom Corp., Class A (a) (c)	3,855
116	Lam Research Corp. (a) (c)	3,021
351	Marvell Technology Group Ltd., (Bermuda) (a)	4,088
459	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	4,322
200	Xilinx, Inc. (c)	4,098
		19,384
	Software — 5.7%
436	Amdocs Ltd., (United Kingdom) (a)	9,357
139	Blackboard, Inc. (a) (c)	4,023
532	Microsoft Corp.	12,646
321	Nuance Communications, Inc. (a) (c)	3,882
88	Sybase, Inc. (a) (c)	2,767
		32,675
	Specialty Retail — 5.2%
107	Advance Auto Parts, Inc.	4,435
269	J Crew Group, Inc. (a) (c)	7,266
82	Sherwin-Williams Co. (The)	4,402
390	Staples, Inc.	7,860
183	TJX Cos., Inc.	5,751
		29,714
	Trading Companies & Distributors — 0.6%
44	W.W. Grainger, Inc. (c)	3,611

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 1.2%
209	Leap Wireless International, Inc. (a) (c)	6,879
	Total Long-Term Investments (Cost $523,031)	545,862
Short-Term Investment — 3.7%
	Investment Company — 3.7%
21,405	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $21,405)	21,405
Investments of Cash Collateral for Securities on Loan — 17.5%
	Investment Company — 17.5%
99,987	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $99,987)	99,987
	Total Investments — 116.6% (Cost $644,423)	667,254
	Liabilities in Excess of Other Assets — (16.6)%	(95,152)
	NET ASSETS — 100.0%	$572,102

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.0%
	Common Stocks — 97.0%
	Aerospace & Defense — 2.0%
8	Alliant Techsystems, Inc. (a)	618
11	L-3 Communications Holdings, Inc.	735
36	Precision Castparts Corp.	2,631
		3,984
	Airlines — 0.2%
84	Delta Air Lines, Inc. (a) (c)	484
	Auto Components — 0.6%
47	Gentex Corp.	544
32	WABCO Holdings, Inc.	574
		1,118
	Automobiles — 0.2%
23	Harley-Davidson, Inc.	366
	Beverages — 0.2%
8	Brown-Forman Corp., Class B	326
	Biotechnology — 0.6%
10	Alexion Pharmaceuticals, Inc. (a)	428
18	Myriad Genetics, Inc. (a) (c)	652
4	Myriad Pharmaceuticals, Inc. (a)	19
		1,099
	Building Products — 0.4%
25	Lennox International, Inc. (c)	790
	Capital Markets — 3.9%
16	Affiliated Managers Group, Inc. (a) (c)	941
5	BlackRock, Inc. (c)	842
20	Lazard Ltd., (Bermuda), Class A	541
34	Northern Trust Corp.	1,800
66	Och-Ziff Capital Management Group LLC, Class A	587
46	T. Rowe Price Group, Inc. (c)	1,911
58	TD AMERITRADE Holding Corp. (a) (c)	1,013
		7,635
	Chemicals — 3.6%
9	Air Products & Chemicals, Inc.	601
11	Airgas, Inc.	462
50	Albemarle Corp.	1,289
32	Ecolab, Inc. (c)	1,246
21	PPG Industries, Inc.	900
21	Praxair, Inc.	1,514
21	Sigma-Aldrich Corp.	1,031
		7,043
	Commercial Banks — 3.5%
14	BancorpSouth, Inc.	294
29	BB&T Corp.	646
12	BOK Financial Corp. (c)	456
8	City National Corp.	280
22	Cullen/Frost Bankers, Inc.	1,033
34	M&T Bank Corp.	1,747
23	SunTrust Banks, Inc.	382
109	Synovus Financial Corp.	326
52	TCF Financial Corp.	696
30	Wilmington Trust Corp.	415
46	Zions Bancorp	527
		6,802
	Commercial Services & Supplies — 3.2%
86	Corrections Corp. of America (a) (c)	1,462
80	Republic Services, Inc.	1,940
22	Stericycle, Inc. (a) (c)	1,116
66	Waste Connections, Inc. (a) (c)	1,709
		6,227
	Communications Equipment — 1.4%
35	CommScope, Inc. (a)	930
36	F5 Networks, Inc. (a) (c)	1,245
27	Juniper Networks, Inc. (a)	632
		2,807
	Computers & Peripherals — 0.6%
59	NetApp, Inc. (a) (c)	1,154
	Construction & Engineering — 0.8%
31	Aecom Technology Corp. (a)	992
24	Shaw Group, Inc. (The) (a)	660
		1,652
	Construction Materials — 0.2%
9	Vulcan Materials Co.	371
	Containers & Packaging — 1.3%
40	Ball Corp.	1,815
16	Greif, Inc., Class A	699
		2,514
	Distributors — 0.7%
39	Genuine Parts Co.	1,308
	Diversified Consumer Services — 1.5%
41	DeVry, Inc. (c)	2,027
50	H&R Block, Inc.	853
		2,880

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — 0.8%
6	IntercontinentalExchange, Inc. (a) (c)	731
35	MSCI, Inc., Class A (a)	846
		1,577
	Diversified Telecommunication Services — 1.4%
36	CenturyTel, Inc.	1,102
115	tw telecom, inc. (a)	1,181
64	Windstream Corp.	536
		2,819
	Electric Utilities — 1.7%
62	American Electric Power Co., Inc.	1,794
6	FirstEnergy Corp.	221
66	Westar Energy, Inc.	1,233
		3,248
	Electrical Equipment — 1.0%
19	Cooper Industries Ltd., Class A	581
3	First Solar, Inc. (a) (c)	493
21	Roper Industries, Inc.	971
		2,045
	Electronic Equipment, Instruments & Components — 2.9%
70	Amphenol Corp., Class A	2,226
60	Arrow Electronics, Inc. (a)	1,272
23	Dolby Laboratories, Inc., Class A (a)	853
68	Tyco Electronics Ltd., (Switzerland)	1,258
		5,609
	Energy Equipment & Services — 1.1%
34	Cameron International Corp. (a)	949
16	Oceaneering International, Inc. (a) (c)	702
27	Weatherford International Ltd. (a)	522
		2,173
	Food & Staples Retailing — 1.2%
105	Safeway, Inc.	2,128
10	SYSCO Corp.	234
		2,362
	Food Products — 0.8%
33	JM Smucker Co. (The)	1,606
	Gas Utilities — 2.0%
45	Energen Corp.	1,784
34	EQT Corp.	1,201
31	ONEOK, Inc.	923
		3,908
	Health Care Equipment & Supplies — 1.7%
24	Becton, Dickinson & Co.	1,719
28	DENTSPLY International, Inc.	855
17	Zimmer Holdings, Inc. (a) (c)	741
		3,315
	Health Care Providers & Services — 4.9%
34	Community Health Systems, Inc. (a)	861
48	Coventry Health Care, Inc. (a)	897
21	DaVita, Inc. (a)	1,063
23	Express Scripts, Inc. (a)	1,561
25	Humana, Inc. (a)	815
53	Lincare Holdings, Inc. (a)	1,237
38	UnitedHealth Group, Inc.	937
84	VCA Antech, Inc. (a) (c)	2,245
		9,616
	Health Care Technology — 0.7%
21	Cerner Corp. (a)	1,322
	Hotels, Restaurants & Leisure — 2.0%
27	Burger King Holdings, Inc.	473
6	Chipotle Mexican Grill, Inc., Class A (a) (c)	488
22	Darden Restaurants, Inc.	722
53	Las Vegas Sands Corp. (a)	417
85	Marriott International, Inc., Class A (c)	1,885
		3,985
	Household Durables — 0.8%
33	Fortune Brands, Inc.	1,136
20	Jarden Corp. (a)	379
		1,515
	Household Products — 0.8%
18	Clorox Co.	977
10	Energizer Holdings, Inc. (a)	522
		1,499
	Industrial Conglomerates — 1.3%
78	Carlisle Cos., Inc.	1,875
33	McDermott International, Inc. (a)	674
		2,549
	Insurance — 7.9%
30	ACE Ltd., (Switzerland) (c)	1,314
20	AON Corp.	742
81	Assurant, Inc.	1,946
88	Cincinnati Financial Corp.	1,970
10	Everest Re Group Ltd., (Bermuda)	737
43	Fidelity National Financial, Inc., Class A	578
40	HCC Insurance Holdings, Inc. (c)	956

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
32	Loews Corp.	869
239	Old Republic International Corp.	2,356
89	OneBeacon Insurance Group Ltd., Class A	1,038
45	Principal Financial Group, Inc.	840
22	Transatlantic Holdings, Inc.	945
52	W.R. Berkley Corp.	1,106
		15,397
	Internet & Catalog Retail — 0.4%
9	Amazon.com, Inc. (a)	770
	Internet Software & Services — 1.0%
54	Akamai Technologies, Inc. (a) (c)	1,042
13	Equinix, Inc. (a) (c)	946
		1,988
	IT Services — 1.7%
46	Cognizant Technology Solutions Corp., Class A (a)	1,233
5	MasterCard, Inc., Class A	778
44	SAIC, Inc. (a)	809
32	Western Union Co. (The)	517
		3,337
	Life Sciences Tools & Services — 1.5%
23	Covance, Inc. (a) (c)	1,116
37	Illumina, Inc. (a) (c)	1,460
11	Life Technologies Corp. (a)	471
		3,047
	Machinery — 2.5%
20	AGCO Corp. (a) (c)	577
17	Bucyrus International, Inc. (c)	487
22	Cummins, Inc.	786
19	Dover Corp.	639
18	Illinois Tool Works, Inc.	672
29	Pall Corp.	782
28	Wabtec Corp. (c)	906
		4,849
	Media — 3.6%
38	Cablevision Systems Corp., Class A	745
89	Clear Channel Outdoor Holdings, Inc., Class A (a)	471
52	Discovery Communications, Inc., Class A (a)	1,175
35	John Wiley & Sons, Inc., Class A	1,155
27	Lamar Advertising Co., Class A (a) (c)	418
12	Morningstar, Inc. (a) (c)	506
16	Omnicom Group, Inc.	508
34	Scripps Networks Interactive, Inc., Class A	941
3	Washington Post Co. (The), Class B	1,132
		7,051
	Metals & Mining — 0.5%
10	Freeport-McMoRan Copper & Gold, Inc. (c)	486
11	Nucor Corp.	489
		975
	Multiline Retail — 0.5%
25	Kohl’s Corp. (a) (c)	1,077
	Multi-Utilities — 2.3%
116	CMS Energy Corp.	1,399
40	PG&E Corp.	1,546
80	Xcel Energy, Inc.	1,480
		4,425
	Oil, Gas & Consumable Fuels — 4.9%
30	Cabot Oil & Gas Corp.	923
64	CVR Energy, Inc. (a)	472
23	Devon Energy Corp.	1,270
60	Forest Oil Corp. (a)	895
29	Kinder Morgan Management LLC (a)	1,297
13	Noble Energy, Inc. (c)	737
35	Southwestern Energy Co. (a)	1,352
47	Teekay Corp., (Bahamas)	986
108	Williams Cos., Inc. (The)	1,692
		9,624
	Personal Products — 0.1%
7	NBTY, Inc. (a)	194
	Pharmaceuticals — 0.3%
15	Allergan, Inc.	699
	Professional Services — 0.6%
22	FTI Consulting, Inc. (a) (c)	1,138
	Real Estate Investment Trusts (REITs) — 2.2%
91	Kimco Realty Corp.	917
9	Public Storage	596
6	Rayonier, Inc.	201
27	Regency Centers Corp.	932
27	Ventas, Inc.	794
20	Vornado Realty Trust	891
		4,331
	Real Estate Management & Development — 0.4%
101	Brookfield Properties Corp., (Canada)	806
	Road & Rail — 1.4%
22	Canadian National Railway Co., (Canada)	962

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — Continued
49	Landstar System, Inc.	1,749
		2,711
	Semiconductors & Semiconductor Equipment — 2.2%
51	Broadcom Corp., Class A (a) (c)	1,265
31	KLA-Tencor Corp. (c)	775
21	Lam Research Corp. (a) (c)	549
87	Marvell Technology Group Ltd., (Bermuda) (a)	1,014
37	Xilinx, Inc. (c)	751
		4,354
	Software — 2.8%
98	Amdocs Ltd., (United Kingdom) (a)	2,110
24	ANSYS, Inc. (a) (c)	750
62	Jack Henry & Associates, Inc.	1,285
67	Nuance Communications, Inc. (a) (c)	812
17	Sybase, Inc. (a) (c)	523
		5,480
	Specialty Retail — 6.4%
26	Advance Auto Parts, Inc.	1,095
41	AutoNation, Inc. (a)	703
6	AutoZone, Inc. (a)	846
45	Bed Bath & Beyond, Inc. (a)	1,387
52	CarMax, Inc. (a)	763
65	Gap, Inc. (The)	1,071
29	Sherwin-Williams Co. (The)	1,543
97	Staples, Inc.	1,954
24	Tiffany & Co.	616
81	TJX Cos., Inc. (c)	2,558
		12,536
	Textiles, Apparel & Luxury Goods — 0.8%
13	Polo Ralph Lauren Corp. (c)	712
17	V.F. Corp.	936
		1,648
	Thrifts & Mortgage Finance — 0.5%
64	People’s United Financial, Inc.	961
	Tobacco — 0.4%
10	Lorillard, Inc.	705
	Trading Companies & Distributors — 0.4%
10	W.W. Grainger, Inc. (c)	778
	Water Utilities — 0.4%
45	American Water Works Co., Inc.	850
	Wireless Telecommunication Services — 1.3%
37	Leap Wireless International, Inc. (a) (c)	1,212
54	Telephone & Data Systems, Inc.	1,391
		2,603
	Total Long-Term Investments (Cost $185,319)	190,042
Short-Term Investment — 4.2%
	Investment Company — 4.2%
8,171	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $8,171)	8,171
Investments of Cash Collateral for Securities on Loan — 18.1%
	Investment Company — 18.1%
35,428	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $35,428)	35,428
	Total Investments — 119.3% (Cost $228,918)	233,641
	Liabilities in Excess of Other Assets — (19.3)%	(37,856)
	NET ASSETS — 100.0%	$195,785

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 1.6%
261	Precision Castparts Corp.	19,043
	Airlines — 0.5%
1,034	Delta Air Lines, Inc. (a)	5,985
	Auto Components — 0.6%
581	Gentex Corp.	6,734
	Automobiles — 0.4%
279	Harley-Davidson, Inc. (c)	4,516
	Biotechnology — 1.1%
129	Alexion Pharmaceuticals, Inc. (a)	5,309
228	Myriad Genetics, Inc. (a)	8,128
38	Myriad Pharmaceuticals, Inc. (a)	179
		13,616
	Building Products — 0.8%
304	Lennox International, Inc.	9,765
	Capital Markets — 6.2%
119	Affiliated Managers Group, Inc. (a)	6,927
59	BlackRock, Inc.	10,385
249	Lazard Ltd., (Bermuda), Class A	6,695
310	Northern Trust Corp.	16,647
907	Och-Ziff Capital Management Group LLC, Class A	8,077
336	T. Rowe Price Group, Inc. (c)	13,987
721	TD AMERITRADE Holding Corp. (a)	12,638
		75,356
	Chemicals — 2.9%
399	Ecolab, Inc.	15,548
266	Praxair, Inc.	18,890
		34,438
	Commercial Banks — 0.7%
149	BOK Financial Corp. (c)	5,628
272	Zions Bancorp (c)	3,148
		8,776
	Commercial Services & Supplies — 4.5%
1,118	Corrections Corp. of America (a)	18,987
271	Stericycle, Inc. (a)	13,943
825	Waste Connections, Inc. (a)	21,387
		54,317
	Communications Equipment — 2.9%
441	CommScope, Inc. (a)	11,567
450	F5 Networks, Inc. (a)	15,552
333	Juniper Networks, Inc. (a)	7,859
		34,978
	Computers & Peripherals — 1.3%
795	NetApp, Inc. (a)	15,677
	Construction & Engineering — 1.7%
386	Aecom Technology Corp. (a)	12,359
299	Shaw Group, Inc. (The) (a)	8,203
		20,562
	Containers & Packaging — 0.7%
197	Greif, Inc., Class A	8,702
	Diversified Consumer Services — 2.1%
507	DeVry, Inc. (c)	25,380
	Diversified Financial Services — 1.6%
79	IntercontinentalExchange, Inc. (a)	9,025
431	MSCI, Inc., Class A (a)	10,541
		19,566
	Diversified Telecommunication Services — 1.2%
1,438	tw telecom, inc. (a) (c)	14,766
	Electrical Equipment — 1.5%
38	First Solar, Inc. (a)	6,199
268	Roper Industries, Inc.	12,127
		18,326
	Electronic Equipment, Instruments & Components — 2.1%
461	Amphenol Corp., Class A	14,582
285	Dolby Laboratories, Inc., Class A (a)	10,628
		25,210
	Energy Equipment & Services — 2.2%
420	Cameron International Corp. (a)	11,899
193	Oceaneering International, Inc. (a)	8,724
331	Weatherford International Ltd. (a)	6,465
		27,088
	Health Care Equipment & Supplies — 1.6%
349	DENTSPLY International, Inc.	10,641
217	Zimmer Holdings, Inc. (a)	9,223
		19,864
	Health Care Providers & Services — 6.0%
269	DaVita, Inc. (a)	13,297
284	Express Scripts, Inc. (a)	19,545
314	Humana, Inc. (a)	10,124
467	UnitedHealth Group, Inc.	11,666
675	VCA Antech, Inc. (a)	18,021
		72,653
	Health Care Technology — 1.4%
265	Cerner Corp. (a) (c)	16,525

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 2.5%
77	Chipotle Mexican Grill, Inc., Class A (a) (c)	6,160
273	Darden Restaurants, Inc.	8,990
653	Las Vegas Sands Corp. (a) (c)	5,133
431	Marriott International, Inc., Class A	9,510
		29,793
	Industrial Conglomerates — 1.5%
401	Carlisle Cos., Inc.	9,640
412	McDermott International, Inc. (a)	8,366
		18,006
	Insurance — 3.9%
371	ACE Ltd., (Switzerland)	16,418
271	AON Corp.	10,244
607	Fidelity National Financial, Inc., Class A	8,206
499	HCC Insurance Holdings, Inc. (c)	11,971
		46,839
	Internet & Catalog Retail — 0.8%
115	Amazon.com, Inc. (a)	9,587
	Internet Software & Services — 2.1%
678	Akamai Technologies, Inc. (a)	13,010
163	Equinix, Inc. (a)	11,828
		24,838
	IT Services — 2.9%
575	Cognizant Technology Solutions Corp., Class A (a)	15,352
58	MasterCard, Inc., Class A	9,734
542	SAIC, Inc. (a)	10,062
		35,148
	Life Sciences Tools & Services — 3.2%
283	Covance, Inc. (a)	13,927
469	Illumina, Inc. (a)	18,255
141	Life Technologies Corp. (a)	5,899
		38,081
	Machinery — 3.6%
246	AGCO Corp. (a)	7,140
211	Bucyrus International, Inc.	6,012
278	Cummins, Inc.	9,783
366	Pall Corp.	9,724
351	Wabtec Corp.	11,302
		43,961
	Media — 3.5%
651	Discovery Communications, Inc., Class A (a)	14,678
433	John Wiley & Sons, Inc., Class A	14,407
338	Lamar Advertising Co., Class A (a) (c)	5,167
182	Morningstar, Inc. (a) (c)	7,516
		41,768
	Metals & Mining — 1.0%
120	Freeport-McMoRan Copper & Gold, Inc.	6,013
137	Nucor Corp.	6,069
		12,082
	Multiline Retail — 1.1%
315	Kohl’s Corp. (a)	13,462
	Oil, Gas & Consumable Fuels — 4.1%
385	Cabot Oil & Gas Corp.	11,798
748	Forest Oil Corp. (a)	11,164
155	Noble Energy, Inc.	9,141
445	Southwestern Energy Co. (a)	17,271
		49,374
	Personal Products — 0.2%
86	NBTY, Inc. (a)	2,421
	Pharmaceuticals — 0.7%
182	Allergan, Inc.	8,679
	Professional Services — 1.2%
280	FTI Consulting, Inc. (a)	14,222
	Road & Rail — 2.8%
280	Canadian National Railway Co., (Canada)	12,016
610	Landstar System, Inc.	21,887
		33,903
	Semiconductors & Semiconductor Equipment — 4.5%
638	Broadcom Corp., Class A (a)	15,813
382	KLA-Tencor Corp.	9,650
261	Lam Research Corp. (a)	6,778
1,085	Marvell Technology Group Ltd., (Bermuda) (a)	12,625
457	Xilinx, Inc.	9,342
		54,208
	Software — 4.5%
1,315	Amdocs Ltd., (United Kingdom) (a)	28,216
300	ANSYS, Inc. (a)	9,339
837	Nuance Communications, Inc. (a) (c)	10,115
207	Sybase, Inc. (a)	6,475
		54,145
	Specialty Retail — 6.5%
330	Advance Auto Parts, Inc.	13,679
369	Bed Bath & Beyond, Inc. (a)	11,356
646	CarMax, Inc. (a) (c)	9,500

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — Continued
231	Sherwin-Williams Co. (The)	12,395
705	Staples, Inc.	14,224
568	TJX Cos., Inc.	17,879
		79,033
	Textiles, Apparel & Luxury Goods — 0.7%
165	Polo Ralph Lauren Corp.	8,855
	Trading Companies & Distributors — 0.8%
119	W.W. Grainger, Inc.	9,703
	Wireless Telecommunication Services — 1.3%
460	Leap Wireless International, Inc. (a) (c)	15,135
	Total Long-Term Investments (Cost $1,173,011)	1,195,086
Short-Term Investment — 2.3%
	Investment Company — 2.3%
27,656	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440%, (b) (l) (Cost $27,656)	27,656

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.3%
	Certificate of Deposit — 0.3%
4,500	Calyon, New York, VAR, 0.396%, 03/15/10	4,442
	Corporate Notes — 1.7%
5,000	BBVA U.S. Senior S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	4,934
6,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	5,900
1,000	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	962
7,000	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e)	6,713
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,928
		20,437

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 2.3%
27,503	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l)	27,503
	Total Investments of Cash Collateral for Securities on Loan (Cost $53,003)	52,382
	Total Investments — 105.6% (Cost $1,253,670)	1,275,124
	Liabilities in Excess of Other Assets — (5.6)%	(67,873)
	NET ASSETS — 100.0%	$1,207,251

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 2.5%
321	Alliant Techsystems, Inc. (a)	26,399
459	L-3 Communications Holdings, Inc.	31,811
650	Precision Castparts Corp.	47,455
		105,665
	Auto Components — 0.6%
1,369	WABCO Holdings, Inc.	24,224
	Beverages — 0.3%
324	Brown-Forman Corp., Class B	13,904
	Capital Markets — 1.7%
278	Affiliated Managers Group, Inc. (a) (c)	16,156
61	Charles Schwab Corp. (The)	1,066
61	Cohen & Steers, Inc. (c)	911
369	Northern Trust Corp.	19,819
819	T. Rowe Price Group, Inc. (c)	34,131
		72,083
	Chemicals — 4.4%
397	Air Products & Chemicals, Inc.	25,655
492	Airgas, Inc.	19,921
2,142	Albemarle Corp.	54,775
12	Intrepid Potash, Inc. (a) (c)	323
25	Lubrizol Corp.	1,164
866	PPG Industries, Inc.	38,013
886	Sigma-Aldrich Corp.	43,890
		183,741
	Commercial Banks — 6.4%
605	BancorpSouth, Inc.	12,419
1,261	BB&T Corp.	27,723
342	City National Corp. (c)	12,577
964	Cullen/Frost Bankers, Inc.	44,446
1,466	M&T Bank Corp. (c)	74,686
995	SunTrust Banks, Inc.	16,369
4,651	Synovus Financial Corp. (c)	13,907
2,248	TCF Financial Corp. (c)	30,056
42	United Community Banks, Inc. (a) (c)	251
1,756	Wilmington Trust Corp.	23,983
1,025	Zions Bancorp (c)	11,852
		268,269
	Commercial Services & Supplies — 1.9%
3,354	Republic Services, Inc.	81,870
	Construction Materials — 0.4%
371	Vulcan Materials Co. (c)	15,999
	Containers & Packaging — 1.8%
1,702	Ball Corp.	76,857
	Distributors — 1.3%
1,655	Genuine Parts Co.	55,552
	Diversified Consumer Services — 0.9%
2,119	H&R Block, Inc.	36,517
	Diversified Telecommunication Services — 1.7%
1,531	CenturyTel, Inc. (c)	47,005
2,717	Windstream Corp.	22,718
		69,723
	Electric Utilities — 3.3%
2,656	American Electric Power Co., Inc.	76,729
47	Edison International	1,473
246	FirstEnergy Corp. (c)	9,517
2,814	Westar Energy, Inc.	52,821
		140,540
	Electrical Equipment — 0.6%
797	Cooper Industries Ltd., Class A	24,753
	Electronic Equipment, Instruments & Components — 3.6%
1,427	Amphenol Corp., Class A	45,157
2,545	Arrow Electronics, Inc. (a)	54,051
2,890	Tyco Electronics Ltd., (Switzerland)	53,727
		152,935
	Energy Equipment & Services — 0.0% (g)
21	Unit Corp. (a)	576
	Food & Staples Retailing — 2.5%
13	Costco Wholesale Corp.	571
72	Great Atlantic & Pacific Tea Co. (a) (c)	306
4,486	Safeway, Inc. (c)	91,384
446	SYSCO Corp.	10,024
34	Walgreen Co.	994
		103,279
	Food Products — 1.7%
29	Archer-Daniels-Midland Co.	768
1,413	JM Smucker Co. (The)	68,737
34	Smithfield Foods, Inc. (a) (c)	478
		69,983
	Gas Utilities — 4.0%
1,939	Energen Corp.	77,358
1,477	EQT Corp.	51,562
1,338	ONEOK, Inc.	39,469
		168,389

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 1.8%
1,035	Becton, Dickinson & Co.	73,834
	Health Care Providers & Services — 3.9%
1,459	Community Health Systems, Inc. (a)	36,843
2,030	Coventry Health Care, Inc. (a)	37,976
2,232	Lincare Holdings, Inc. (a) (c)	52,487
1,293	VCA Antech, Inc. (a) (c)	34,534
		161,840
	Hotels, Restaurants & Leisure — 1.7%
1,210	Burger King Holdings, Inc. (c)	20,896
2,207	Marriott International, Inc., Class A (c)	48,698
23	Vail Resorts, Inc. (a)	625
		70,219
	Household Durables — 1.6%
1,393	Fortune Brands, Inc.	48,407
884	Jarden Corp. (a)	16,568
35	MDC Holdings, Inc.	1,048
16	Mohawk Industries, Inc. (a) (c)	578
		66,601
	Household Products — 1.5%
736	Clorox Co.	41,083
429	Energizer Holdings, Inc. (a)	22,411
		63,494
	Industrial Conglomerates — 1.1%
1,929	Carlisle Cos., Inc.	46,364
	Insurance — 12.0%
3,445	Assurant, Inc.	82,984
3,725	Cincinnati Financial Corp.	83,246
444	Everest Re Group Ltd., (Bermuda)	31,788
1,369	Loews Corp.	37,500
10,151	Old Republic International Corp. (c)	99,989
3,808	OneBeacon Insurance Group Ltd., Class A	44,520
1,895	Principal Financial Group, Inc.	35,700
44	ProAssurance Corp. (a)	2,015
26	Protective Life Corp. (c)	296
937	Transatlantic Holdings, Inc.	40,596
2,164	W.R. Berkley Corp.	46,463
		505,097
	Internet & Catalog Retail — 0.1%
17	Amazon.com, Inc. (a)	1,456
65	Expedia, Inc. (a)	977
		2,433
	IT Services — 0.6%
52	Fidelity National Information Services, Inc.	1,029
26	Lender Processing Services, Inc.	714
1,316	Western Union Co. (The)	21,582
		23,325
	Machinery — 1.4%
812	Dover Corp.	26,874
23	Harsco Corp.	659
770	Illinois Tool Works, Inc.	28,767
45	Kennametal, Inc.	867
		57,167
	Media — 3.8%
65	AH Belo Corp., Class A (c)	63
1,631	Cablevision Systems Corp., Class A	31,652
3,759	Clear Channel Outdoor Holdings, Inc., Class A (a)	19,924
676	Omnicom Group, Inc.	21,336
1,446	Scripps Networks Interactive, Inc., Class A	40,253
135	Washington Post Co. (The), Class B	47,696
		160,924
	Multiline Retail — 0.0% (g)
34	Nordstrom, Inc. (c)	676
	Multi-Utilities — 4.5%
4,964	CMS Energy Corp. (c)	59,963
54	MDU Resources Group, Inc.	1,032
46	NSTAR	1,480
1,717	PG&E Corp.	66,009
3,387	Xcel Energy, Inc.	62,354
		190,838
	Oil, Gas & Consumable Fuels — 5.9%
2,722	CVR Energy, Inc. (a)	19,953
1,003	Devon Energy Corp.	54,682
1,235	Kinder Morgan Management LLC (a)	55,771
18	Murphy Oil Corp.	956
24	Newfield Exploration Co. (a)	778
6	Penn Virginia Corp.	103
2,021	Teekay Corp., (Bahamas)	42,505
4,577	Williams Cos., Inc. (The)	71,445
		246,193
	Personal Products — 0.0% (g)
38	Mead Johnson Nutrition Co., Class A (a)	1,202
	Real Estate Investment Trusts (REITs) — 4.4%
62	Cousins Properties, Inc. (c)	526
71	Host Hotels & Resorts, Inc.	592
3,908	Kimco Realty Corp.	39,277
19	PS Business Parks, Inc.	925

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
385	Public Storage	25,180
230	Rayonier, Inc.	8,353
1,139	Regency Centers Corp.	39,745
1,131	Ventas, Inc.	33,763
833	Vornado Realty Trust (c)	37,507
		185,868
	Real Estate Management & Development — 0.8%
57	Brookfield Asset Management, Inc., (Canada), Class A	975
4,283	Brookfield Properties Corp., (Canada)	34,132
21	Jones Lang LaSalle, Inc.	671
		35,778
	Software — 1.3%
26	Adobe Systems, Inc. (a)	739
2,636	Jack Henry & Associates, Inc.	54,695
31	MICROS Systems, Inc. (a) (c)	772
		56,206
	Specialty Retail — 6.4%
8	Abercrombie & Fitch Co., Class A	198
1,751	AutoNation, Inc. (a) (c)	30,379
241	AutoZone, Inc. (a)	36,354
661	Bed Bath & Beyond, Inc. (a)	20,323
2,803	Gap, Inc. (The) (c)	45,967
37	Lowe’s Cos., Inc.	714
442	Sherwin-Williams Co. (The)	23,762
1,733	Staples, Inc.	34,957
1,060	Tiffany & Co. (c)	26,883
1,548	TJX Cos., Inc.	48,694
		268,231
	Textiles, Apparel & Luxury Goods — 1.0%
11	Nike, Inc., Class B	544
21	Phillips-Van Heusen Corp.	591
715	V.F. Corp.	39,567
		40,702
	Thrifts & Mortgage Finance — 1.0%
46	Hudson City Bancorp, Inc.	617
2,758	People’s United Financial, Inc.	41,480
		42,097
	Tobacco — 0.7%
449	Lorillard, Inc.	30,436
	Water Utilities — 0.9%
1,901	American Water Works Co., Inc.	36,328
	Wireless Telecommunication Services — 1.4%
2,249	Telephone & Data Systems, Inc.	58,395
30	U.S. Cellular Corp. (a)	1,153
		59,548
	Total Long-Term Investments (Cost $4,770,771)	4,090,260
Short-Term Investment — 2.8%
	Investment Company — 2.8%
118,233	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $118,233)	118,233

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.5%
	Certificate of Deposit — 0.1%
2,500	Calyon, New York, VAR, 0.396%, 03/15/10	2,468
	Corporate Notes — 0.3%
4,000	BBVA U.S. Senior S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	3,947
4,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	3,933
3,000	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e)	2,877
3,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	2,893
		13,650

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 5.1%
213,684	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l)	213,684
	Total Investments of Cash Collateral for Securities on Loan (Cost $230,183)	229,802
	Total Investments — 105.7% (Cost $5,119,187)	4,438,295
	Liabilities in Excess of Other Assets — (5.7)%	(238,918)
	NET ASSETS — 100.0%	$4,199,377

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 99.6% (j)
Long-Term Investments — 87.2%
	Common Stocks — 87.2%
	Aerospace & Defense — 2.5%
15	Alliant Techsystems, Inc. (a)	1,229
48	General Dynamics Corp.	2,668
33	Goodrich Corp.	1,655
48	ITT Corp.	2,145
34	L-3 Communications Holdings, Inc.	2,354
6	Lockheed Martin Corp.	489
47	Northrop Grumman Corp.	2,143
112	Orbital Sciences Corp. (a)	1,698
40	Raytheon Co.	1,765
21	TransDigm Group, Inc. (a)	752
		16,898
	Air Freight & Logistics — 0.3%
15	United Parcel Service, Inc., Class B	770
125	UTi Worldwide, Inc., (United Kingdom) (a)	1,424
		2,194
	Airlines — 0.8%
234	Airtran Holdings, Inc. (a)	1,447
6	Alaska Air Group, Inc. (a)	112
27	Allegiant Travel Co. (a)	1,065
107	SkyWest, Inc.	1,095
642	U.S. Airways Group, Inc. (a)	1,561
		5,280
	Auto Components — 0.3%
91	TRW Automotive Holdings Corp. (a)	1,030
68	WABCO Holdings, Inc.	1,197
		2,227
	Beverages — 0.5%
127	Coca-Cola Enterprises, Inc.	2,112
102	Constellation Brands, Inc., Class A (a)	1,298
		3,410
	Biotechnology — 1.4%
66	Alkermes, Inc. (a)	716
40	Amgen, Inc. (a)	2,091
114	Amylin Pharmaceuticals, Inc. (a)	1,535
34	Biogen Idec, Inc. (a)	1,527
33	Cephalon, Inc. (a)	1,847
45	Isis Pharmaceuticals, Inc. (a)	745
99	PDL BioPharma, Inc.	780
		9,241
	Building Products — 0.3%
61	Armstrong World Industries, Inc. (a)	1,013
117	Masco Corp.	1,118
		2,131
	Capital Markets — 0.3%
97	American Capital Ltd.	310
178	Apollo Investment Corp.	1,071
6	Charles Schwab Corp. (The)	103
1	Jefferies Group, Inc. (a)	21
36	Knight Capital Group, Inc., Class A (a)	619
		2,124
	Chemicals — 1.4%
115	Dow Chemical Co. (The)	1,861
41	Lubrizol Corp.	1,955
15	NewMarket Corp.	1,038
132	Olin Corp.	1,565
93	OM Group, Inc. (a)	2,688
		9,107
	Commercial Banks — 2.5%
33	BancorpSouth, Inc.	670
32	Bank of Hawaii Corp.	1,153
52	BB&T Corp.	1,134
16	BOK Financial Corp.	620
23	Commerce Bancshares, Inc.	743
98	FirstMerit Corp.	1,657
104	International Bancshares Corp.	1,074
41	M&T Bank Corp.	2,073
37	Prosperity Bancshares, Inc.	1,104
132	Regions Financial Corp.	534
184	Susquehanna Bancshares, Inc.	902
35	SVB Financial Group (a)	942
62	TCF Financial Corp.	823
84	Trustmark Corp.	1,624
70	United Bankshares, Inc.	1,369
		16,422
	Commercial Services & Supplies — 1.1%
66	Brink’s Co. (The)	1,916
125	Herman Miller, Inc.	1,922
23	Pitney Bowes, Inc.	499
233	R.R. Donnelley & Sons Co.	2,711
		7,048
	Communications Equipment — 2.6%
533	3Com Corp. (a)	2,509
307	ADC Telecommunications, Inc. (a)	2,446

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
217	Arris Group, Inc. (a)	2,637
118	Avocent Corp. (a)	1,642
76	CommScope, Inc. (a)	1,994
4	F5 Networks, Inc. (a)	130
64	Harris Corp.	1,821
84	Starent Networks Corp. (a)	2,039
22	Tekelec (a)	370
323	Tellabs, Inc. (a)	1,851
		17,439
	Computers & Peripherals — 1.9%
125	Dell, Inc. (a)	1,710
78	Diebold, Inc.	2,048
120	Lexmark International, Inc., Class A (a)	1,895
234	NCR Corp. (a)	2,768
104	NetApp, Inc. (a)	2,046
51	Synaptics, Inc. (a)	1,958
		12,425
	Construction & Engineering — 2.6%
137	EMCOR Group, Inc. (a)	2,753
55	Fluor Corp.	2,844
43	Granite Construction, Inc.	1,432
37	Jacobs Engineering Group, Inc. (a)	1,577
113	KBR, Inc.	2,081
87	Shaw Group, Inc. (The) (a)	2,374
122	Tutor Perini Corp. (a)	2,121
40	URS Corp. (a)	1,961
		17,143
	Consumer Finance — 0.1%
22	Cash America International, Inc.	522
	Containers & Packaging — 1.4%
80	Owens-Illinois, Inc. (a)	2,236
64	Pactiv Corp. (a)	1,382
38	Rock-Tenn Co., Class A	1,469
102	Sealed Air Corp.	1,876
36	Silgan Holdings, Inc.	1,744
70	Temple-Inland, Inc.	921
		9,628
	Diversified Consumer Services — 1.0%
23	Apollo Group, Inc., Class A (a)	1,641
94	Corinthian Colleges, Inc. (a)	1,596
6	ITT Educational Services, Inc. (a)	566
73	Regis Corp.	1,262
73	Weight Watchers International, Inc.	1,892
		6,957
	Diversified Financial Services — 0.3%
37	Bank of America Corp.	483
529	Citigroup, Inc.	1,570
		2,053
	Diversified Telecommunication Services — 0.4%
28	CenturyTel, Inc.	862
59	Neutral Tandem, Inc. (a)	1,740
		2,602
	Electric Utilities — 1.4%
11	DPL, Inc.	260
43	Edison International	1,347
44	FirstEnergy Corp.	1,689
10	Idacorp, Inc.	261
163	Pepco Holdings, Inc.	2,191
67	Pinnacle West Capital Corp.	2,011
91	Portland General Electric Co.	1,764
		9,523
	Electrical Equipment — 1.6%
60	Acuity Brands, Inc.	1,676
79	Belden, Inc.	1,327
14	Cooper Industries Ltd., Class A	428
110	EnerSys (a)	2,007
33	General Cable Corp. (a)	1,242
49	Hubbell, Inc., Class B	1,557
78	Thomas & Betts Corp. (a)	2,239
		10,476
	Electronic Equipment, Instruments & Components — 2.3%
86	Avnet, Inc. (a)	1,808
114	Benchmark Electronics, Inc. (a)	1,647
384	Celestica, Inc., (Canada) (a)	2,620
582	Flextronics International Ltd., (Singapore) (a)	2,391
132	Ingram Micro, Inc., Class A (a)	2,306
250	Jabil Circuit, Inc.	1,858
49	Tech Data Corp. (a)	1,595
199	Vishay Intertechnology, Inc. (a)	1,351
		15,576
	Energy Equipment & Services — 3.6%
46	Cameron International Corp. (a)	1,290
39	CARBO Ceramics, Inc.	1,327

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
	Energy Equipment & Services — Continued
18	Diamond Offshore Drilling, Inc.	1,516
62	Dresser-Rand Group, Inc. (a)	1,606
75	ENSCO International, Inc.	2,609
39	Gulfmark Offshore, Inc. (a)	1,073
50	Noble Corp.	1,516
67	Oil States International, Inc. (a)	1,625
201	Patterson-UTI Energy, Inc.	2,590
44	Pride International, Inc. (a)	1,104
89	Rowan Cos., Inc.	1,724
22	SEACOR Holdings, Inc. (a)	1,630
40	Tidewater, Inc.	1,708
8	Transocean Ltd., (Switzerland) (a)	586
81	Unit Corp. (a)	2,235
		24,139
	Food & Staples Retailing — 0.4%
145	SUPERVALU, Inc.	1,874
22	SYSCO Corp.	500
		2,374
	Food Products — 2.2%
85	Archer-Daniels-Midland Co.	2,275
97	Dean Foods Co. (a)	1,865
303	Del Monte Foods Co.	2,846
95	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	1,551
72	Kraft Foods, Inc., Class A	1,823
248	Sara Lee Corp.	2,419
66	TreeHouse Foods, Inc. (a)	1,900
		14,679
	Gas Utilities — 0.8%
55	AGL Resources, Inc.	1,743
60	Atmos Energy Corp.	1,494
90	UGI Corp.	2,290
		5,527
	Health Care Equipment & Supplies — 1.1%
116	American Medical Systems Holdings, Inc. (a)	1,830
34	Gen-Probe, Inc. (a)	1,465
39	Hill-Rom Holdings, Inc.	630
134	Hologic, Inc. (a)	1,910
2	ResMed, Inc. (a)	101
4	STERIS Corp.	102
60	Thoratec Corp. (a)	1,597
		7,635
	Health Care Providers & Services — 4.1%
68	Aetna, Inc.	1,714
67	Amedisys, Inc. (a)	2,210
56	AMERIGROUP Corp. (a)	1,515
6	AmerisourceBergen Corp.	100
103	Centene Corp. (a)	2,049
93	CIGNA Corp.	2,241
76	Community Health Systems, Inc. (a)	1,918
113	Coventry Health Care, Inc. (a)	2,116
103	Health Net, Inc. (a)	1,609
135	Healthsouth Corp. (a)	1,946
143	Healthspring, Inc. (a)	1,551
40	HMS Holdings Corp. (a)	1,640
63	Humana, Inc. (a)	2,032
4	LifePoint Hospitals, Inc. (a)	105
29	Magellan Health Services, Inc. (a)	939
13	McKesson Corp.	584
80	Omnicare, Inc.	2,067
21	WellPoint, Inc. (a)	1,054
		27,390
	Health Care Technology — 0.1%
42	IMS Health, Inc.	532
	Hotels, Restaurants & Leisure — 2.1%
73	Ameristar Casinos, Inc.	1,398
61	Bally Technologies, Inc. (a)	1,837
88	Brinker International, Inc.	1,502
94	Cheesecake Factory, Inc. (The) (a)	1,624
37	Darden Restaurants, Inc.	1,223
54	Jack in the Box, Inc. (a)	1,218
7	Panera Bread Co., Class A (a)	332
55	Penn National Gaming, Inc. (a)	1,590
22	Vail Resorts, Inc. (a)	602
235	Wyndham Worldwide Corp.	2,854
		14,180
	Household Durables — 2.7%
119	D.R. Horton, Inc.	1,114
62	Garmin Ltd., (Cayman Islands)	1,484
103	Jarden Corp. (a)	1,924
25	KB Home	344
108	Leggett & Platt, Inc.	1,646
272	Newell Rubbermaid, Inc.	2,833
5	NVR, Inc. (a)	2,493
88	Pulte Homes, Inc.	776
87	Ryland Group, Inc.	1,457
3	Snap-On, Inc.	95
129	Tempur-Pedic International, Inc.	1,682

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
	Household Durables — Continued
84	Toll Brothers, Inc. (a)	1,429
14	Whirlpool Corp.	616
		17,893
	Independent Power Producers & Energy Traders — 1.0%
34	AES Corp. (The) (a)	395
91	Constellation Energy Group, Inc.	2,426
568	Dynegy, Inc., Class A (a)	1,289
164	Mirant Corp. (a)	2,584
4	NRG Energy, Inc. (a)	114
		6,808
	Industrial Conglomerates — 0.6%
5	Carlisle Cos., Inc.	109
174	General Electric Co.	2,039
63	Tyco International Ltd., (Bermuda)	1,632
		3,780
	Insurance — 5.7%
34	ACE Ltd., (Switzerland)	1,496
49	Aflac, Inc.	1,514
50	Allied World Assurance Co. Holdings Ltd., (Bermuda)	2,054
7	Allstate Corp. (The)	176
136	American Financial Group, Inc.	2,926
33	Arch Capital Group Ltd., (Bermuda) (a)	1,933
64	Aspen Insurance Holdings Ltd., (Bermuda)	1,426
67	Assurant, Inc.	1,611
34	Assured Guaranty Ltd., (Bermuda)	417
17	Chubb Corp. (The)	694
87	CNA Financial Corp.	1,341
29	Delphi Financial Group, Inc., Class A	571
47	Endurance Specialty Holdings Ltd., (Bermuda)	1,380
44	Fidelity National Financial, Inc., Class A	600
63	First American Corp.	1,622
36	HCC Insurance Holdings, Inc.	859
41	IPC Holdings Ltd., (Bermuda)	1,134
58	Lincoln National Corp.	1,003
15	Loews Corp.	404
110	Montpelier Re Holdings Ltd., (Bermuda)	1,467
7	Odyssey Re Holdings Corp.	290
17	PartnerRe Ltd., (Bermuda)	1,096
81	Platinum Underwriters Holdings Ltd., (Bermuda)	2,309
4	Prudential Financial, Inc.	166
20	RenaissanceRe Holdings Ltd., (Bermuda)	929
57	StanCorp Financial Group, Inc.	1,648
26	Torchmark Corp.	957
27	Tower Group, Inc.	658
10	Transatlantic Holdings, Inc.	437
41	Travelers Cos., Inc. (The)	1,677
139	Unum Group	2,206
128	XL Capital Ltd., (Bermuda), Class A	1,466
		38,467
	Internet & Catalog Retail — 0.7%
189	Expedia, Inc. (a)	2,849
48	Netflix, Inc. (a)	2,003
		4,852
	Internet Software & Services — 0.7%
211	EarthLink, Inc. (a)	1,564
6	IAC/InterActiveCorp. (a)	92
98	VeriSign, Inc. (a)	1,816
65	Websense, Inc. (a)	1,167
		4,639
	IT Services — 3.3%
79	Accenture Ltd., (Bermuda), Class A	2,659
57	Alliance Data Systems Corp. (a)	2,366
114	Broadridge Financial Solutions, Inc.	1,895
30	CACI International, Inc., Class A (a)	1,273
50	Computer Sciences Corp. (a)	2,231
140	Convergys Corp. (a)	1,296
37	DST Systems, Inc. (a)	1,353
39	Fidelity National Information Services, Inc.	774
9	Global Payments, Inc.	347
65	Hewitt Associates, Inc., Class A (a)	1,937
47	NeuStar, Inc., Class A (a)	1,032
72	SAIC, Inc. (a)	1,334
143	Western Union Co. (The)	2,344
58	Wright Express Corp. (a)	1,480
		22,321
	Leisure Equipment & Products — 0.4%
90	Polaris Industries, Inc.	2,883
	Life Sciences Tools & Services — 0.3%
7	Millipore Corp. (a)	476
75	PerkinElmer, Inc.	1,310
2	Waters Corp. (a)	123
		1,909
	Machinery — 1.0%
17	Bucyrus International, Inc.	472
24	Crane Co.	529
39	Joy Global, Inc.	1,402

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
	Machinery — Continued
140	Oshkosh Corp.	2,039
42	SPX Corp.	2,063
17	Toro Co.	520
		7,025
	Media — 1.5%
6	Comcast Corp., Class A	93
33	DISH Network Corp., Class A (a)	531
337	Interpublic Group of Cos., Inc. (The) (a)	1,701
41	Liberty Global, Inc., Class A (a)	655
78	McGraw-Hill Cos., Inc. (The)	2,349
36	Omnicom Group, Inc.	1,141
66	Scripps Networks Interactive, Inc., Class A	1,835
76	Time Warner, Inc.	1,907
		10,212
	Metals & Mining — 1.5%
122	AK Steel Holding Corp.	2,337
20	Allegheny Technologies, Inc.	686
6	Carpenter Technology Corp.	116
11	Compass Minerals International, Inc.	582
63	Reliance Steel & Aluminum Co.	2,424
58	United States Steel Corp.	2,065
126	Worthington Industries, Inc.	1,608
		9,818
	Multiline Retail — 0.6%
2	Dollar Tree, Inc. (a)	92
165	Macy’s, Inc.	1,936
27	Sears Holdings Corp. (a)	1,820
		3,848
	Multi-Utilities — 1.7%
90	Ameren Corp.	2,241
73	Avista Corp.	1,292
215	CenterPoint Energy, Inc.	2,381
190	CMS Energy Corp.	2,293
62	DTE Energy Co.	1,974
2	MDU Resources Group, Inc.	46
22	NiSource, Inc.	255
48	PNM Resources, Inc.	517
16	Public Service Enterprise Group, Inc.	514
		11,513
	Oil, Gas & Consumable Fuels — 5.1%
112	Alpha Natural Resources, Inc. (a)	2,932
41	Bill Barrett Corp. (a)	1,136
81	Chesapeake Energy Corp.	1,603
30	CNX Gas Corp. (a)	775
55	Comstock Resources, Inc. (a)	1,805
52	ConocoPhillips	2,179
34	Consol Energy, Inc.	1,154
30	Devon Energy Corp.	1,618
303	El Paso Corp.	2,793
115	Frontier Oil Corp.	1,507
152	Mariner Energy, Inc. (a)	1,782
79	Overseas Shipholding Group, Inc.	2,675
27	Peabody Energy Corp.	828
82	St. Mary Land & Exploration Co.	1,711
117	Teekay Corp., (Bahamas)	2,467
6	Tesoro Corp.	82
106	Valero Energy Corp.	1,799
38	Walter Industries, Inc.	1,384
61	World Fuel Services Corp.	2,508
33	XTO Energy, Inc.	1,274
		34,012
	Paper & Forest Products — 0.2%
8	International Paper Co.	121
74	MeadWestvaco Corp.	1,222
		1,343
	Personal Products — 0.5%
49	Alberto-Culver Co.	1,250
76	Herbalife Ltd., (Cayman Islands)	2,402
		3,652
	Pharmaceuticals — 3.2%
146	Biovail Corp., (Canada)	1,958
86	Bristol-Myers Squibb Co.	1,737
55	Eli Lilly & Co.	1,905
124	Endo Pharmaceuticals Holdings, Inc. (a)	2,222
103	Forest Laboratories, Inc. (a)	2,593
50	King Pharmaceuticals, Inc. (a)	485
131	Mylan, Inc. (a)	1,710
163	Pfizer, Inc.	2,444
129	Sepracor, Inc. (a)	2,239
117	Valeant Pharmaceuticals International (a)	3,009
37	Watson Pharmaceuticals, Inc. (a)	1,230
		21,532
	Professional Services — 0.5%
54	Manpower, Inc.	2,268
29	Watson Wyatt Worldwide, Inc., Class A	1,107
		3,375

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
	Real Estate Investment Trusts (REITs) — 0.4%
96	DCT Industrial Trust, Inc.	392
8	Essex Property Trust, Inc.	468
36	Kilroy Realty Corp.	737
48	Macerich Co. (The)	849
		2,446
	Road & Rail — 0.5%
5	Con-way, Inc.	192
55	CSX Corp.	1,916
42	Norfolk Southern Corp.	1,571
		3,679
	Semiconductors & Semiconductor Equipment — 2.5%
361	Amkor Technology, Inc. (a)	1,710
231	Cypress Semiconductor Corp. (a)	2,122
358	Integrated Device Technology, Inc. (a)	2,163
92	Intersil Corp., Class A	1,154
125	LSI Corp. (a)	571
56	Marvell Technology Group Ltd., (Bermuda) (a)	650
16	ON Semiconductor Corp. (a)	111
47	Silicon Laboratories, Inc. (a)	1,773
192	Skyworks Solutions, Inc. (a)	1,874
269	STMicroelectronics N.V., (Switzerland)	2,018
96	Tessera Technologies, Inc. (a)	2,432
		16,578
	Software — 2.5%
96	CA, Inc.	1,679
74	Fair Isaac Corp.	1,142
479	Novell, Inc. (a)	2,171
140	Parametric Technology Corp. (a)	1,641
132	Quest Software, Inc. (a)	1,847
19	Sybase, Inc. (a)	608
136	Symantec Corp. (a)	2,118
89	Synopsys, Inc. (a)	1,739
159	Take-Two Interactive Software, Inc. (a)	1,508
335	TIBCO Software, Inc. (a)	2,401
		16,854
	Specialty Retail — 4.7%
45	Aaron Rents, Inc.	1,338
36	Advance Auto Parts, Inc.	1,510
52	Aeropostale, Inc. (a)	1,794
3	AutoZone, Inc. (a)	523
49	Barnes & Noble, Inc.	1,009
93	Cabela’s, Inc. (a)	1,141
91	Children’s Place Retail Stores, Inc. (The) (a)	2,393
167	Collective Brands, Inc. (a)	2,430
89	Dress Barn, Inc. (a)	1,279
253	Foot Locker, Inc.	2,647
61	Gymboree Corp. (a)	2,148
220	Limited Brands, Inc.	2,634
260	Office Depot, Inc. (a)	1,186
24	PetSmart, Inc.	511
172	RadioShack Corp.	2,401
76	Rent-A-Center, Inc. (a)	1,347
42	Ross Stores, Inc.	1,629
37	Sherwin-Williams Co. (The)	2,005
43	Tractor Supply Co. (a)	1,760
		31,685
	Textiles, Apparel & Luxury Goods — 1.5%
94	Carter’s, Inc. (a)	2,306
35	Columbia Sportswear Co.	1,087
36	Deckers Outdoor Corp. (a)	2,545
196	Jones Apparel Group, Inc.	2,106
17	Phillips-Van Heusen Corp.	499
23	Polo Ralph Lauren Corp.	1,209
		9,752
	Thrifts & Mortgage Finance — 0.2%
132	New York Community Bancorp, Inc.	1,409
	Tobacco — 0.8%
122	Altria Group, Inc.	2,000
53	Reynolds American, Inc.	2,030
34	Universal Corp.	1,121
		5,151
	Trading Companies & Distributors — 0.6%
73	GATX Corp.	1,889
98	WESCO International, Inc. (a)	2,446
		4,335
	Water Utilities — 0.2%
72	American Water Works Co., Inc.	1,379
	Wireless Telecommunication Services — 0.7%
45	Leap Wireless International, Inc. (a)	1,486
466	Sprint Nextel Corp. (a)	2,242
54	Syniverse Holdings, Inc. (a)	858
		4,586
	Total Long-Term Investments (Cost $539,171)	584,618

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 12.4%
	Investment Company — 12.4%
83,454	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (Cost $83,454)	83,454
	Total Investments — 99.6% (Cost $622,625)	668,072
	Other Assets in Excess of Liabilities — 0.4%	2,523
	NET ASSETS — 100.0%	$670,595
Short Positions — 86.4%
	Common Stocks — 86.4%
	Aerospace & Defense — 1.2%
61	Boeing Co.	2,590
49	Curtiss-Wright Corp.	1,471
207	Hexcel Corp. (a)	1,970
134	Spirit Aerosystems Holdings, Inc., Class A (a)	1,836
		7,867
	Airlines — 0.9%
182	Continental Airlines, Inc., Class B (a)	1,612
114	Delta Air Lines, Inc. (a)	659
471	JetBlue Airways Corp. (a)	2,011
266	Southwest Airlines Co.	1,791
		6,073
	Auto Components — 1.2%
74	Autoliv, Inc., (Sweden)	2,119
60	BorgWarner, Inc.	2,041
190	Gentex Corp.	2,206
163	Goodyear Tire & Rubber Co. (The) (a)	1,836
		8,202
	Automobiles — 0.2%
85	Harley-Davidson, Inc.	1,383
	Beverages — 0.7%
12	Brown-Forman Corp., Class B	521
60	Central European Distribution Corp. (a)	1,603
68	Molson Coors Brewing Co., Class B	2,874
		4,998
	Biotechnology — 1.3%
28	Acorda Therapeutics, Inc. (a)	779
31	Celgene Corp. (a)	1,475
23	Genzyme Corp. (a)	1,307
29	Medarex, Inc. (a)	240
27	Myriad Genetics, Inc. (a)	976
7	Myriad Pharmaceuticals, Inc. (a)	32
29	OSI Pharmaceuticals, Inc. (a)	824
38	United Therapeutics Corp. (a)	3,129
		8,762
	Building Products — 0.3%
25	Simpson Manufacturing Co., Inc.	532
114	USG Corp. (a)	1,146
		1,678
	Capital Markets — 2.9%
1,249	E*Trade Financial Corp. (a)	1,598
62	Federated Investors, Inc., Class B	1,495
19	Franklin Resources, Inc.	1,383
16	Greenhill & Co., Inc.	1,151
79	Invesco Ltd.	1,415
179	Janus Capital Group, Inc.	2,046
22	KBW, Inc. (a)	622
130	Legg Mason, Inc.	3,161
151	SEI Investments Co.	2,733
26	Stifel Financial Corp. (a)	1,266
11	T. Rowe Price Group, Inc.	474
69	Waddell & Reed Financial, Inc., Class A	1,809
		19,153
	Chemicals — 2.5%
91	Albemarle Corp.	2,337
58	Cabot Corp.	733
114	Calgon Carbon Corp. (a)	1,580
24	Celanese Corp., Class A	564
80	Cytec Industries, Inc.	1,494
23	E.l. du Pont de Nemours & Co.	577
21	FMC Corp.	985
281	Huntsman Corp.	1,414
65	Intrepid Potash, Inc. (a)	1,832
17	Monsanto Co.	1,236
17	Mosaic Co. (The)	750
22	Praxair, Inc.	1,571
77	Sensient Technologies Corp.	1,744
1	Westlake Chemical Corp.	15
		16,832
	Commercial Banks — 2.7%
191	CapitalSource, Inc.	932
42	East West Bancorp, Inc.	273
224	Fifth Third Bancorp	1,592
86	First Commonwealth Financial Corp.	545
171	First Horizon National Corp. (a)	2,053
84	Glacier Bancorp, Inc.	1,241

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Banks — Continued
149	Huntington Bancshares, Inc.	623
356	KeyCorp	1,867
177	Marshall & Ilsley Corp.	848
36	PrivateBancorp, Inc.	801
47	Signature Bank (a)	1,261
595	Synovus Financial Corp.	1,780
64	Wells Fargo & Co.	1,564
108	Whitney Holding Corp.	993
3	Wilmington Trust Corp.	37
170	Zions Bancorp	1,963
		18,373
	Commercial Services & Supplies — 3.2%
22	Cintas Corp.	505
33	Clean Harbors, Inc. (a)	1,777
73	Copart, Inc. (a)	2,539
128	Corrections Corp. of America (a)	2,178
118	Covanta Holding Corp. (a)	2,007
78	GEO Group, Inc. (The) (a)	1,455
49	Iron Mountain, Inc. (a)	1,416
121	Republic Services, Inc.	2,957
34	Stericycle, Inc. (a)	1,728
77	Tetra Tech, Inc. (a)	2,218
30	United Stationers, Inc. (a)	1,059
65	Waste Connections, Inc. (a)	1,688
		21,527
	Communications Equipment — 2.2%
313	Brocade Communications Systems, Inc. (a)	2,447
100	Ciena Corp. (a)	1,031
45	Comtech Telecommunications Corp. (a)	1,421
144	Corning, Inc.	2,305
25	InterDigital, Inc. (a)	616
88	JDS Uniphase Corp. (a)	501
105	Juniper Networks, Inc. (a)	2,473
102	Palm, Inc. (a)	1,683
10	QUALCOMM, Inc.	430
24	Research In Motion Ltd., (Canada) (a)	1,713
		14,620
	Computers & Peripherals — 0.2%
71	SanDisk Corp. (a)	1,045
	Construction & Engineering — 0.5%
42	Aecom Technology Corp. (a)	1,333
100	Quanta Services, Inc. (a)	2,302
		3,635
	Construction Materials — 1.0%
80	Eagle Materials, Inc.	2,021
30	Martin Marietta Materials, Inc.	2,370
28	Texas Industries, Inc.	873
26	Vulcan Materials Co.	1,123
		6,387
	Consumer Finance — 0.8%
47	AmeriCredit Corp. (a)	638
82	Capital One Financial Corp.	1,799
284	Discover Financial Services	2,921
		5,358
	Containers & Packaging — 0.8%
50	AptarGroup, Inc.	1,693
55	Greif, Inc., Class A	2,411
93	Packaging Corp. of America	1,502
		5,606
	Distributors — 0.2%
92	LKQ Corp. (a)	1,515
	Diversified Consumer Services — 0.9%
32	Brink’s Home Security Holdings, Inc. (a)	911
43	DeVry, Inc.	2,135
95	Sotheby’s	1,338
8	Strayer Education, Inc.	1,774
		6,158
	Diversified Financial Services — 1.1%
610	CIT Group, Inc.	1,312
8	CME Group, Inc.	2,643
21	Interactive Brokers Group, Inc., Class A (a)	332
5	IntercontinentalExchange, Inc. (a)	617
104	Moody’s Corp.	2,749
		7,653
	Diversified Telecommunication Services — 0.8%
17	AT&T, Inc.	413
119	Frontier Communications Corp.	848
802	Level 3 Communications, Inc. (a)	1,210
143	tw telecom, inc. (a)	1,466
30	Verizon Communications, Inc.	937
45	Windstream Corp.	379
		5,253
	Electric Utilities — 2.9%
68	Allegheny Energy, Inc.	1,748
50	Allete, Inc.	1,438
116	Cleco Corp.	2,610
30	FPL Group, Inc.	1,724

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Electric Utilities — Continued
102	Great Plains Energy, Inc.	1,581
10	Hawaiian Electric Industries, Inc.	200
9	ITC Holdings Corp.	395
117	Northeast Utilities	2,615
148	NV Energy, Inc.	1,602
44	Southern Co.	1,357
57	UniSource Energy Corp.	1,525
130	Westar Energy, Inc.	2,442
		19,237
	Electrical Equipment — 1.6%
53	AMETEK, Inc.	1,832
69	Baldor Electric Co.	1,637
6	First Solar, Inc. (a)	996
190	GrafTech International Ltd. (a)	2,145
17	Regal-Beloit Corp.	665
14	Rockwell Automation, Inc.	452
14	Roper Industries, Inc.	627
113	Woodward Governor Co.	2,243
		10,597
	Electronic Equipment, Instruments & Components — 2.0%
109	Agilent Technologies, Inc. (a)	2,210
54	Amphenol Corp., Class A	1,704
50	Anixter International, Inc. (a)	1,885
19	FLIR Systems, Inc. (a)	421
34	Itron, Inc. (a)	1,845
126	Molex, Inc.	1,966
71	National Instruments Corp.	1,609
94	Trimble Navigation Ltd. (a)	1,844
		13,484
	Energy Equipment & Services — 1.8%
63	BJ Services Co.	860
63	Dril-Quip, Inc. (a)	2,406
44	FMC Technologies, Inc. (a)	1,656
45	Schlumberger Ltd.	2,410
51	Smith International, Inc.	1,321
61	Superior Energy Services, Inc. (a)	1,050
129	Weatherford International Ltd. (a)	2,514
		12,217
	Food & Staples Retailing — 0.9%
30	Costco Wholesale Corp.	1,373
13	CVS/Caremark Corp.	424
65	Ruddick Corp.	1,525
55	Walgreen Co.	1,605
42	Whole Foods Market, Inc.	793
		5,720
	Food Products — 2.7%
13	Campbell Soup Co.	370
90	ConAgra Foods, Inc.	1,719
79	Corn Products International, Inc.	2,115
97	Flowers Foods, Inc.	2,112
55	JM Smucker Co. (The)	2,684
66	McCormick & Co., Inc. (Non-Voting)	2,142
42	Ralcorp Holdings, Inc. (a)	2,546
201	Smithfield Foods, Inc. (a)	2,810
145	Tyson Foods, Inc., Class A	1,829
		18,327
	Gas Utilities — 1.8%
81	EQT Corp.	2,832
49	Nicor, Inc.	1,695
55	Northwest Natural Gas Co.	2,435
33	ONEOK, Inc.	970
91	Piedmont Natural Gas Co., Inc.	2,196
51	Southwest Gas Corp.	1,130
18	WGL Holdings, Inc.	580
		11,838
	Health Care Equipment & Supplies — 3.0%
16	Alcon, Inc., (Switzerland)	1,851
97	Align Technology, Inc. (a)	1,032
11	Covidien plc, (Ireland)	410
79	DENTSPLY International, Inc.	2,426
30	Edwards Lifesciences Corp. (a)	2,040
21	Haemonetics Corp. (a)	1,178
43	IDEXX Laboratories, Inc. (a)	1,998
79	Immucor, Inc. (a)	1,083
11	Intuitive Surgical, Inc. (a)	1,868
11	Medtronic, Inc.	377
81	Meridian Bioscience, Inc.	1,819
52	West Pharmaceutical Services, Inc.	1,817
55	Zimmer Holdings, Inc. (a)	2,339
		20,238
	Health Care Providers & Services — 2.1%
98	Brookdale Senior Living, Inc.	954
39	Cardinal Health, Inc.	1,189
9	DaVita, Inc. (a)	426
40	Henry Schein, Inc. (a)	1,899
53	Owens & Minor, Inc.	2,333
89	Patterson Cos., Inc. (a)	1,925

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Providers & Services — Continued
48	PSS World Medical, Inc. (a)	884
85	Psychiatric Solutions, Inc. (a)	1,930
86	VCA Antech, Inc. (a)	2,307
		13,847
	Health Care Technology — 1.3%
124	Allscripts-Misys Healthcare Solutions, Inc.	1,969
59	athenahealth, Inc. (a)	2,184
31	Cerner Corp. (a)	1,958
146	Eclipsys Corp. (a)	2,600
		8,711
	Hotels, Restaurants & Leisure — 1.8%
68	Burger King Holdings, Inc.	1,175
72	Gaylord Entertainment Co. (a)	916
44	International Game Technology	705
112	Las Vegas Sands Corp. (a)	880
17	Marriott International, Inc., Class A	371
32	Royal Caribbean Cruises Ltd.	432
60	Scientific Games Corp., Class A (a)	947
151	Sonic Corp. (a)	1,510
72	Starwood Hotels & Resorts Worldwide, Inc.	1,589
81	Tim Hortons, Inc., (Canada)	1,998
457	Wendy’s/Arby’s Group, Inc., Class A	1,827
		12,350
	Household Durables — 0.4%
70	Harman International Industries, Inc.	1,319
112	Lennar Corp., Class A	1,089
15	MDC Holdings, Inc.	439
		2,847
	Household Products — 0.2%
18	Church & Dwight Co., Inc.	989
	Independent Power Producers & Energy Traders — 0.4%
11	Ormat Technologies, Inc.	428
445	RRI Energy, Inc. (a)	2,229
		2,657
	Industrial Conglomerates — 0.6%
28	3M Co.	1,680
122	McDermott International, Inc. (a)	2,481
		4,161
	Insurance — 1.5%
168	Genworth Financial, Inc., Class A	1,175
129	Hartford Financial Services Group, Inc.	1,526
76	MBIA, Inc. (a)	329
80	MetLife, Inc.	2,411
198	Old Republic International Corp.	1,953
37	Reinsurance Group of America, Inc.	1,281
60	Zenith National Insurance Corp.	1,302
		9,977
	Internet & Catalog Retail — 0.3%
432	Liberty Media Corp. - Interactive, Class A (a)	2,162
	Internet Software & Services — 1.6%
125	Akamai Technologies, Inc. (a)	2,395
146	eBay, Inc. (a)	2,498
4	Google, Inc., Class A (a)	1,674
9	j2 Global Communications, Inc. (a)	210
151	Omniture, Inc. (a)	1,900
116	Yahoo!, Inc. (a)	1,814
		10,491
	IT Services — 1.3%
74	Cognizant Technology Solutions Corp., Class A (a)	1,980
137	Cybersource Corp. (a)	2,090
36	ManTech International Corp., Class A (a)	1,552
90	SRA International, Inc., Class A (a)	1,589
116	Total System Services, Inc.	1,550
		8,761
	Leisure Equipment & Products — 0.3%
579	Eastman Kodak Co.	1,713
	Life Sciences Tools & Services — 1.4%
60	Charles River Laboratories International, Inc. (a)	2,039
45	Covance, Inc. (a)	2,205
12	Illumina, Inc. (a)	482
21	Luminex Corp. (a)	394
65	Pharmaceutical Product Development, Inc.	1,511
30	Techne Corp.	1,894
29	Thermo Fisher Scientific, Inc. (a)	1,167
		9,692
	Machinery — 4.5%
51	Caterpillar, Inc.	1,676
59	CLARCOR, Inc.	1,734
38	Cummins, Inc.	1,344
58	Deere & Co.	2,337
52	Donaldson Co., Inc.	1,800
28	Eaton Corp.	1,261
119	Graco, Inc.	2,628
25	IDEX Corp.	604
127	Ingersoll-Rand Co., Ltd., (Ireland), Class A (a)	2,663
83	Kaydon Corp.	2,696

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — Continued
67	Kennametal, Inc.	1,288
5	Lincoln Electric Holdings, Inc.	177
9	Middleby Corp. (a)	382
54	Nordson Corp.	2,107
81	PACCAR, Inc.	2,636
31	Parker Hannifin Corp.	1,327
56	Pentair, Inc.	1,446
32	Valmont Industries, Inc.	2,301
		30,407
	Marine — 0.4%
53	Alexander & Baldwin, Inc.	1,252
46	Kirby Corp. (a)	1,458
		2,710
	Media — 0.9%
77	Cablevision Systems Corp., Class A	1,502
85	Discovery Communications, Inc., Class A (a)	1,906
31	Lamar Advertising Co., Class A (a)	475
14	Morningstar, Inc. (a)	573
68	Walt Disney Co. (The)	1,579
		6,035
	Metals & Mining — 1.4%
277	Alcoa, Inc.	2,863
74	Coeur D’Alene Mines Corp. (a)	906
27	Commercial Metals Co.	427
71	Southern Copper Corp.	1,455
127	Steel Dynamics, Inc.	1,872
176	Titanium Metals Corp.	1,614
		9,137
	Multiline Retail — 0.6%
26	Kohl’s Corp. (a)	1,092
95	Nordstrom, Inc.	1,887
26	Target Corp.	1,034
		4,013
	Multi-Utilities — 1.1%
47	Consolidated Edison, Inc.	1,754
78	OGE Energy Corp.	2,210
152	TECO Energy, Inc.	1,819
46	Vectren Corp.	1,072
14	Wisconsin Energy Corp.	573
		7,428
	Office Electronics — 0.1%
20	Zebra Technologies Corp., Class A (a)	464
	Oil, Gas & Consumable Fuels — 4.4%
12	Cabot Oil & Gas Corp.	368
89	Cimarex Energy Co.	2,511
59	Concho Resources, Inc. (a)	1,687
84	Continental Resources, Inc. (a)	2,331
140	EXCO Resources, Inc. (a)	1,807
92	Goodrich Petroleum Corp. (a)	2,252
27	Hess Corp.	1,465
83	Holly Corp.	1,501
17	Marathon Oil Corp.	504
28	Murphy Oil Corp.	1,513
29	Nordic American Tanker Shipping, (Bermuda)	928
115	PetroHawk Energy Corp. (a)	2,555
22	Pioneer Natural Resources Co.	567
34	Plains Exploration & Production Co. (a)	927
38	Quicksilver Resources, Inc. (a)	354
9	Range Resources Corp.	360
170	SandRidge Energy, Inc. (a)	1,446
154	Spectra Energy Corp.	2,602
32	Swift Energy Co. (a)	531
183	W&T Offshore, Inc.	1,779
49	Whiting Petroleum Corp. (a)	1,706
		29,694
	Paper & Forest Products — 0.3%
72	Weyerhaeuser Co.	2,196
	Personal Products — 0.8%
67	Avon Products, Inc.	1,736
27	Chattem, Inc. (a)	1,849
53	Estee Lauder Cos., Inc. (The), Class A	1,735
		5,320
	Pharmaceuticals — 0.8%
45	Allergan, Inc.	2,138
70	Auxilium Pharmaceuticals, Inc. (a)	2,193
61	Medicis Pharmaceutical Corp., Class A	991
		5,322
	Professional Services — 1.2%
17	FTI Consulting, Inc. (a)	861
39	Huron Consulting Group, Inc. (a)	1,804
44	IHS, Inc., Class A (a)	2,182
65	Navigant Consulting, Inc. (a)	846
39	Resources Connection, Inc. (a)	674
61	Robert Half International, Inc.	1,438
		7,805
	Real Estate Investment Trusts (REITs) — 0.6%
38	AMB Property Corp.	712

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Real Estate Investment Trusts (REITs) — Continued
19	Apartment Investment & Management Co., Class A	169
7	Camden Property Trust	202
25	Home Properties, Inc.	868
37	Kimco Realty Corp.	371
88	ProLogis	710
5	Vornado Realty Trust	211
61	Weingarten Realty Investors	888
		4,131
	Real Estate Management & Development — 0.1%
87	Brookfield Properties Corp., (Canada)	689
	Road & Rail — 0.9%
42	Genesee & Wyoming, Inc., Class A (a)	1,109
117	Kansas City Southern (a)	1,879
49	Old Dominion Freight Line, Inc. (a)	1,661
45	Ryder System, Inc.	1,269
		5,918
	Semiconductors & Semiconductor Equipment — 3.7%
211	Applied Materials, Inc.	2,310
115	Atheros Communications, Inc. (a)	2,219
81	Cymer, Inc. (a)	2,413
87	FormFactor, Inc. (a)	1,494
3	Hittite Microwave Corp. (a)	101
121	International Rectifier Corp. (a)	1,791
62	KLA-Tencor Corp.	1,560
91	Lam Research Corp. (a)	2,359
49	MEMC Electronic Materials, Inc. (a)	876
471	Micron Technology, Inc. (a)	2,382
249	NVIDIA Corp. (a)	2,814
311	Teradyne, Inc. (a)	2,135
108	Varian Semiconductor Equipment Associates, Inc. (a)	2,592
		25,046
	Software — 2.8%
141	Activision Blizzard, Inc. (a)	1,783
76	ANSYS, Inc. (a)	2,376
68	Citrix Systems, Inc. (a)	2,157
226	Compuware Corp. (a)	1,550
78	Electronic Arts, Inc. (a)	1,700
33	Jack Henry & Associates, Inc.	677
30	Macrovision Solutions Corp. (a)	663
35	MICROS Systems, Inc. (a)	877
14	Quality Systems, Inc.	770
112	Red Hat, Inc. (a)	2,260
74	Solera Holdings, Inc. (a)	1,878
80	VMware, Inc., Class A (a)	2,180
		18,871
	Specialty Retail — 3.8%
73	Abercrombie & Fitch Co., Class A	1,866
122	American Eagle Outfitters, Inc.	1,735
49	Best Buy Co., Inc.	1,628
116	CarMax, Inc. (a)	1,704
224	Chico’s FAS, Inc. (a)	2,182
41	Home Depot, Inc.	969
60	J Crew Group, Inc. (a)	1,633
90	Lowe’s Cos., Inc.	1,741
56	Men’s Wearhouse, Inc. (The)	1,083
52	O’Reilly Automotive, Inc. (a)	1,995
49	Penske Auto Group, Inc.	819
119	Staples, Inc.	2,390
88	Tiffany & Co.	2,230
68	Urban Outfitters, Inc. (a)	1,420
202	Williams-Sonoma, Inc.	2,403
		25,798
	Textiles, Apparel & Luxury Goods — 1.0%
79	Hanesbrands, Inc. (a)	1,182
88	Iconix Brand Group, Inc. (a)	1,349
36	Nike, Inc., Class B	1,855
14	Under Armour, Inc., Class A (a)	307
9	V.F. Corp.	500
68	Wolverine World Wide, Inc.	1,501
		6,694
	Thrifts & Mortgage Finance — 0.4%
80	First Niagara Financial Group, Inc.	911
98	People’s United Financial, Inc.	1,480
		2,391
	Tobacco — 0.1%
7	Lorillard, Inc.	476
	Trading Companies & Distributors — 0.2%
11	Applied Industrial Technologies, Inc.	213
33	Fastenal Co.	1,087
		1,300
	Wireless Telecommunication Services — 0.8%
94	American Tower Corp., Class A (a)	2,964
44	Crown Castle International Corp. (a)	1,051

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Wireless Telecommunication Services — Continued
38	SBA Communications Corp., Class A (a)	944
10	U.S. Cellular Corp. (a)	401
		5,360
	Total Common Stocks (Proceeds $671,745)	579,299
	Right — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a) (Cost $—)	—	(h)
	Total Short Positions (Proceeds $671,745)	$579,299

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.3%
		Common Stocks — 95.6%
		Beverages — 0.5%
29		Diageo plc, (United Kingdom), ADR	1,632
		Capital Markets — 3.3%
205		Charles Schwab Corp. (The)	3,596
288		W.P. Carey & Co. LLC	7,204
			10,800
		Chemicals — 1.9%
204		Albemarle Corp.	5,219
16		NewMarket Corp.	1,077
			6,296
		Commercial Banks — 7.7%
105		M&T Bank Corp.	5,348
170		SunTrust Banks, Inc.	2,796
265		Synovus Financial Corp.	794
80		TCF Financial Corp.	1,070
146		United Community Banks, Inc. (a)	875
530		Wells Fargo & Co.	12,864
135		Wilmington Trust Corp.	1,848
			25,595
		Communications Equipment — 0.7%
53		QUALCOMM, Inc.	2,396
		Construction Materials — 0.5%
160		Cemex S.A.B. de C.V., (Mexico), ADR (a)	1,494
		Consumer Finance — 0.4%
60		American Express Co.	1,404
		Distributors — 1.3%
130		Genuine Parts Co.	4,363
		Diversified Financial Services — 1.0%
230		Bank of America Corp.	3,036
25		Onex Corp., (Canada)	430
			3,466
		Diversified Telecommunication Services — 0.7%
200		Alaska Communications Systems Group, Inc.	1,464
107		Windstream Corp.	893
			2,357
		Electric Utilities — 1.0%
120		American Electric Power Co., Inc.	3,467
		Electrical Equipment — 0.7%
95		Baldor Electric Co.	2,260
		Energy Equipment & Services — 2.2%
45		Exterran Holdings, Inc. (a)	722
335		RPC, Inc.	2,801
52		SEACOR Holdings, Inc. (a)	3,912
			7,435
		Food & Staples Retailing — 1.9%
100		Great Atlantic & Pacific Tea Co. (a)	425
140		SUPERVALU, Inc.	1,813
138		Walgreen Co.	4,057
			6,295
		Food Products — 1.5%
100		JM Smucker Co. (The)	4,866
		Gas Utilities — 3.2%
115		Energen Corp.	4,588
200		ONEOK, Inc.	5,898
			10,486
		Health Care Providers & Services — 2.3%
75		Lincare Holdings, Inc. (a)	1,764
157		National Healthcare Corp.	5,950
			7,714
		Hotels, Restaurants & Leisure — 1.0%
270		Monarch Casino & Resort, Inc. (a)	1,971
115		Texas Roadhouse, Inc., Class A (a)	1,255
			3,226
		Household Durables — 0.9%
85		Fortune Brands, Inc.	2,953
		Independent Power Producers & Energy Traders — 0.9%
154		TransAlta Corp., (Canada)	2,998
		Industrial Conglomerates — 2.2%
310		Carlisle Cos., Inc.	7,452
		Insurance — 17.9%
330		Assurant, Inc.	7,950
—	(h)	Berkshire Hathaway, Inc., Class A (a)	7,650
300		Cincinnati Financial Corp.	6,705
345		Loews Corp.	9,453
100		MetLife, Inc.	3,001
832		Old Republic International Corp.	8,194
276		OneBeacon Insurance Group Ltd., Class A	3,224
15		PartnerRe Ltd., (Bermuda)	974
75		ProAssurance Corp. (a)	3,466
95		Transatlantic Holdings, Inc.	4,116
30		Unitrin, Inc.	361
200		W.R. Berkley Corp.	4,294
			59,388

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 1.3%
20	Amazon.com, Inc. (a)	1,673
175	Expedia, Inc. (a)	2,644
		4,317
	IT Services — 0.4%
20	Visa, Inc., Class A	1,264
	Machinery — 0.7%
50	Kennametal, Inc.	959
90	Oshkosh Corp.	1,309
		2,268
	Media — 3.1%
644	AH Belo Corp., Class A	631
800	Belo Corp., Class A	1,432
30	Cablevision Systems Corp., Class A	590
360	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,908
530	E.W. Scripps Co., Class A	1,108
450	Entercom Communications Corp., Class A	688
300	LIN TV Corp., Class A (a)	504
10	Washington Post Co. (The), Class B	3,522
		10,383
	Multiline Retail — 1.0%
50	Sears Holdings Corp. (a)	3,326
	Oil, Gas & Consumable Fuels — 13.6%
223	CVR Energy, Inc. (a)	1,633
169	Devon Energy Corp.	9,189
166	El Paso Corp.	1,532
180	Energy Transfer Equity LP	4,567
250	Enterprise GP Holdings LP	6,283
71	Kinder Morgan Management LLC (a)	3,195
250	NuStar GP Holdings LLC	5,775
300	Teekay Corp., (Bahamas)	6,309
420	Williams Cos., Inc. (The)	6,556
		45,039
	Pharmaceuticals — 3.0%
135	Merck & Co., Inc.	3,775
410	Pfizer, Inc.	6,150
		9,925
	Real Estate Investment Trusts (REITs) — 7.5%
490	Agree Realty Corp.	8,982
251	Cousins Properties, Inc.	2,130
200	Getty Realty Corp.	3,774
195	Kimco Realty Corp.	1,960
240	National Health Investors, Inc.	6,410
50	Regency Centers Corp.	1,746
		25,002
	Real Estate Management & Development — 1.8%
224	Brookfield Asset Management, Inc., (Canada), Class A	3,817
285	Brookfield Properties Corp., (Canada)	2,271
		6,088
	Software — 1.5%
215	Microsoft Corp.	5,110
	Specialty Retail — 4.3%
50	AutoNation, Inc. (a)	867
57	Bed Bath & Beyond, Inc. (a)	1,753
260	Gap, Inc. (The)	4,264
185	Home Depot, Inc.	4,372
30	J Crew Group, Inc. (a)	811
75	TJX Cos., Inc.	2,359
		14,426
	Tobacco — 0.6%
115	Altria Group, Inc.	1,885
	Trading Companies & Distributors — 0.8%
100	GATX Corp.	2,572
	Wireless Telecommunication Services — 2.3%
301	Telephone & Data Systems, Inc.	7,803
	Total Common Stocks (Cost $370,216)	317,751
	Investment Company — 1.7%
453	Cohen & Steers Select Utility Fund, Inc., 1.725%, (Cost $7,614)	5,497
	Total Long-Term Investments (Cost $377,830)	323,248
Short-Term Investment — 2.3%
	Investment Company — 2.3%
7,782	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $7,782)	7,782
	Total Investments — 99.6% (Cost $385,612)	331,030
	Other Assets in Excess of Liabilities — 0.4%	1,257
	NET ASSETS — 100.0%	$332,287

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(l)—	The rate shown is the current yield as of June 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund (a)
ASSETS:
Investments in non-affiliates, at value	$545,862	$190,042	$1,219,965
Investments in affiliates, at value	121,392	43,599	55,159
Total investment securities, at value	667,254	233,641	1,275,124
Cash	27	17	66
Receivables:
Investment securities sold	—	562	4,619
Fund shares sold	8,788	1,719	2,006
Interest and dividends	147	240	554
Due from Advisor	—	—	37
Total Assets	676,216	236,179	1,282,406

LIABILITIES:
Payables:
Dividends	—	363	—
Investment securities purchased	3,186	4,125	18,860
Collateral for securities lending program	99,987	35,428	53,003
Fund shares redeemed	295	276	1,479
Accrued liabilities:
Investment advisory fees	255	89	403
Administration fees	51	3	94
Shareholder servicing fees	85	—	85
Distribution fees	22	—	144
Custodian and accounting fees	31	23	65
Trustees’ and Chief Compliance Officer’s fees	5	5	26
Reorganization expense	—	—	198
Other	197	82	798
Total Liabilities	104,114	40,394	75,155
Net Assets	$572,102	$195,785	$1,207,251

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund (a)
NET ASSETS:
Paid in capital	$766,131	$250,201	$1,541,501
Accumulated undistributed (distributions in excess of) net investment income	(8)	(29)	(407)
Accumulated net realized gains (losses)	(216,852)	(59,110)	(355,297)
Net unrealized appreciation (depreciation)	22,831	4,723	21,454
Total Net Assets	$572,102	$195,785	$1,207,251

Net Assets:
Class A	$71,841	$—	$520,201
Class B	3,304	—	29,963
Class C	9,300	—	25,624
Class R2	—	—	83
Class R5	46,312	—	—
Select Class	441,345	195,785	631,380
Total	$572,102	$195,785	$1,207,251

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,220	—	38,024
Class B	600	—	2,762
Class C	1,686	—	2,069
Class R2	—	—	6
Class R5	7,805	—	—
Select Class	74,470	10,320	43,345

Net Asset Value:
Class A — Redemption price per share	$5.88	$—	$13.68
Class B — Offering price per share (b)	5.51	—	10.85
Class C — Offering price per share (b)	5.52	—	12.39
Class R2 — Offering and redemption price per share	—	—	14.56
Class R5 — Offering and redemption price per share	5.93	—	—
Select Class — Offering and redemption price per share	5.93	18.97	14.57
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$6.21	$—	$14.44

Cost of investments in non-affiliates	$523,031	$185,319	$1,198,511
Cost of investments in affiliates	121,392	43,599	55,159
Value of securities on loan	97,255	34,505	50,956

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$4,106,378	$584,618	$323,248
Investments in affiliates, at value	331,917	83,454	7,782
Total investment securities, at value	4,438,295	668,072	331,030
Cash	533	4	37
Deposits with broker for securities sold short	—	582,201	—
Receivables:
Investment securities sold	14,461	—	330
Fund shares sold	8,931	1,309	558
Interest and dividends	8,571	674	1,199
Total Assets	4,470,791	1,252,260	333,154

LIABILITIES:
Payables:
Dividends for securities sold short	—	448	—
Investment securities purchased	18,750	—	—
Securities sold short, at value	—	579,299	—
Collateral for securities lending program	230,183	—	—
Fund shares redeemed	17,834	985	421
Accrued liabilities:
Investment advisory fees	1,690	573	109
Administration fees	238	35	10
Shareholder servicing fees	527	15	54
Distribution fees	586	57	85
Custodian and accounting fees	175	24	28
Trustees’ and Chief Compliance Officer’s fees	5	6	1
Reorganization expense	70	—	—
Other	1,356	223	159
Total Liabilities	271,414	581,665	867
Net Assets	$4,199,377	$670,595	$332,287

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,566,821	$707,413	$465,750
Accumulated undistributed (distributions in excess of) net investment income	1,770	(36)	3,310
Accumulated net realized gains (losses)	(688,322)	(174,675)	(82,191)
Net unrealized appreciation (depreciation)	(680,892)	137,893	(54,582)
Total Net Assets	$4,199,377	$670,595	$332,287

Net Assets:
Class A	$1,600,044	$67,884	$112,739
Class B	108,114	12,766	—
Class C	299,956	61,467	97,723
Class R2	294	—	—
Institutional Class	1,424,004	—	70,825
Select Class	766,965	528,478	51,000
Total	$4,199,377	$670,595	$332,287

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	105,000	6,648	9,390
Class B	7,259	1,276	—
Class C	20,082	6,134	8,164
Class R2	20	—	—
Institutional Class	92,270	—	5,898
Select Class	50,008	51,469	4,237

Net Asset Value:
Class A — Redemption price per share	$15.24	$10.21	$12.01
Class B — Offering price per share (a)	14.89	10.01	—
Class C — Offering price per share (a)	14.94	10.02	11.97
Class R2 — Offering and redemption price per share	15.06	—	—
Institutional Class — Offering and redemption price per share	15.43	—	12.01
Select Class — Offering and redemption price per share	15.34	10.27	12.04
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.08	$10.78	$12.68

Cost of investments in non-affiliates	$4,787,270	$539,171	$377,830
Cost of investments in affiliates	331,917	83,454	7,782
Value of securities on loan	223,118	—	—
Proceeds from securities sold short	—	671,745	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   51

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,963	$3,002	$4,039
Dividend income from affiliates (b)	223	131	277
Income from securities lending (net)	352	54	475
Total investment income	3,538	3,187	4,791

EXPENSES:
Investment advisory fees	2,685	1,124	4,105
Administration fees	441	185	672
Distribution fees:
Class A	146	—	644
Class B	24	—	259
Class C	71	—	121
Class R2	—	—	— (c)
Shareholder servicing fees:
Class A	146	—	644
Class B	8	—	86
Class C	24	—	40
Class R2	—	—	— (c)
Class R5	5	—	—
Select Class	829	432	802
Custodian and accounting fees	44	44	50
Interest expense to affiliates	1	2	— (c)
Professional fees	61	47	56
Trustees’ and Chief Compliance Officer’s fees	6	3	7
Printing and mailing costs	108	28	167
Registration and filing fees	112	45	75
Transfer agent fees	343	168	1,467
Other	13	5	72
Total expenses	5,067	2,083	9,267
Less amounts waived	(310)	(525)	(1,900)
Less earnings credits	— (c)	— (c)	— (c)
Less expense reimbursements	—	—	(37)
Net expenses	4,757	1,558	7,330
Net investment income (loss)	(1,219)	1,629	(2,539)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(150,688)	(56,735)	(159,114)
Payment by affiliate (see Note 3)	—	—	24
Net realized gain (loss)	(150,688)	(56,735)	(159,090)
Change in net unrealized appreciation (depreciation) of
Investments in non-affiliates	2,343	(18,862)	(140,598)
Net realized/unrealized gains (losses)	(148,345)	(75,597)	(299,688)
Change in net assets resulting from operations	$(149,564)	$(73,968)	$(302,227)

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$9	$—
Dividend income from non-affiliates	118,505	15,734 (c)	11,227
Dividend income from affiliates (a)	2,099	1,770	245
Income from securities lending (net)	5,463	—	—
Total investment income	126,067	17,513	11,472

EXPENSES:
Investment advisory fees	27,402	10,270	2,022
Administration fees	4,499	878	332
Distribution fees:
Class A	4,528	156	292
Class B	838	107	—
Class C	2,622	541	902
Class R2	— (b)	—	—
Shareholder servicing fees:
Class A	4,528	156	292
Class B	279	36	—
Class C	874	180	301
Class R2	— (b)	—	—
Institutional Class	1,323	—	30
Select Class	1,549	1,682	111
Custodian and accounting fees	232	39	39
Interest expense to affiliates	— (b)	4	— (b)
Professional fees	111	68	56
Trustees’ and Chief Compliance Officer’s fees	46	9	3
Printing and mailing costs	980	57	59
Registration and filing fees	169	45	79
Transfer agent fees	5,363	515	510
Dividend expense on securities sold short	—	11,048	—
Other	150	43	16
Total expenses	55,493	25,834	5,044
Less amounts waived	(8,661)	(3,480)	(814)
Less earnings credits	(1)	(1)	— (b)
Less expense reimbursements	(12)	(12)	—
Net expenses	46,819	22,341	4,230
Net investment income (loss)	79,248	(4,828)	7,242

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(639,753)	(317,801)	(81,109)
Securities sold short	—	325,336	—
Net realized gain (loss)	(639,753)	7,535	(81,109)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(925,619)	43,161	(18,303)
Securities sold short	—	(55,889)	—
Change in net unrealized appreciation (depreciation)	(925,619)	(12,728)	(18,303)
Net realized/unrealized gains (losses)	(1,565,372)	(5,193)	(99,412)
Change in net assets resulting from operations	$(1,486,124)	$(10,021)	$(92,170)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Includes prime broker borrowing fees in relation to short sale transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,219)	$(1,287)	$1,629	$711
Net realized gain (loss)	(150,688)	(31,747)	(56,735)	20,557
Change in net unrealized appreciation (depreciation)	2,343	7,184	(18,862)	(41,362)
Change in net assets resulting from operations	(149,564)	(25,850)	(73,968)	(20,094)

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(1,590)	(695)
From net realized gains	—	—	(10,014)	(41,318)
Total distributions to shareholders	—	—	(11,604)	(42,013)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	232,504	452,493	91,768	(32,850)

NET ASSETS:
Change in net assets	82,940	426,643	6,196	(94,957)
Beginning of period	489,162	62,519	189,589	284,546
End of period	$572,102	$489,162	$195,785	$189,589
Accumulated undistributed (distributions in excess of) net investment income	$(8)	$(5)	$(29)	$(50)

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Mid Cap Growth Fund (a)		Mid Cap Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,539)	$(8,337)	$79,248	$55,689
Net realized gain (loss)	(159,090)	67,723	(639,753)	345,370
Change in net unrealized appreciation (depreciation)	(140,598)	(97,988)	(925,619)	(1,449,429)
Change in net assets resulting from operations	(302,227)	(38,602)	(1,486,124)	(1,048,370)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(34,001)	(17,155)
From net realized gains	(6,876)	(73,492)	(73,550)	(263,331)
Class B
From net investment income	—	—	(1,402)	—
From net realized gains	(1,071)	(19,720)	(4,622)	(16,458)
Class C
From net investment income	—	—	(4,278)	—
From net realized gains	(441)	(5,686)	(14,373)	(55,482)
Class R2 (b)
From net investment income	—	—	(7)	—
From net realized gains	—	—	(2)	—
Institutional Class
From net investment income	—	—	(43,630)	(22,463)
From net realized gains	—	—	(49,874)	(169,310)
Select Class
From net investment income	—	—	(19,010)	(6,750)
From net realized gains	(7,330)	(97,118)	(25,899)	(74,470)
Ultra (c)
From net realized gains	(68)	(400)	—	—
Total distributions to shareholders	(15,786)	(196,416)	(270,648)	(625,419)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	500,829	(126,172)	109,125	(1,107,894)

NET ASSETS:
Change in net assets	182,816	(361,190)	(1,647,647)	(2,781,683)
Beginning of period	1,024,435	1,385,625	5,847,024	8,628,707
End of period	$1,207,251	$1,024,435	$4,199,377	$5,847,024
Accumulated undistributed (distributions in excess of) net investment income	$(407)	$(32)	$1,770	$24,875

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(c)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,828)	$41,559	$7,242	$7,817
Net realized gain (loss)	7,535	(95,100)	(81,109)	(3,534)
Change in net unrealized appreciation (depreciation)	(12,728)	(41,667)	(18,303)	(75,698)
Change in net assets resulting from operations	(10,021)	(95,208)	(92,170)	(71,415)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(6,015)	(2,024)	(2,316)
Return of capital	—	(139)	—	—
From net realized gains	—	—	(717)	(9,329)
Class B
From net investment income	—	(810)	—	—
Return of capital	—	(19)	—	—
Class C
From net investment income	—	(5,194)	(943)	(1,899)
Return of capital	—	(120)	—	—
From net realized gains	—	—	(700)	(11,897)
Institutional Class
From net investment income	—	—	(319)	(363)
From net realized gains	—	—	(84)	(1,031)
Select Class
From net investment income	—	(63,749)	(968)	(558)
Return of capital	—	(1,474)	—	—
From net realized gains	—	—	(282)	(1,869)
Total distributions to shareholders	—	(77,520)	(6,037)	(29,262)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(437,858)	(977,522)	26,571	(5,939)

NET ASSETS:
Change in net assets	(447,879)	(1,150,250)	(71,636)	(106,616)
Beginning of period	1,118,474	2,268,724	403,923	510,539
End of period	$670,595	$1,118,474	$332,287	$403,923
Accumulated undistributed (distributions in excess of) net investment income	$(36)	$(1,471)	$3,310	$2,605

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,995	$43,459	$—	$—
Cost of shares redeemed	(20,695)	(20,283)	—	—
Change in net assets from Class A capital transactions	$21,300	$23,176	$—	$—

Class B
Proceeds from shares issued	$1,247	$3,770	$—	$—
Cost of shares redeemed	(985)	(709)	—	—
Change in net assets from Class B capital transactions	$262	$3,061	$—	$—

Class C
Proceeds from shares issued	$3,597	$18,074	$—	$—
Cost of shares redeemed	(4,724)	(2,523)	—	—
Change in net assets from Class C capital transactions	$(1,127)	$15,551	$—	$—

Class R5 (a)
Proceeds from shares issued	$41,138	$—	$—	$—
Change in net assets from Class R5 capital transactions	$41,138	$—	$—	$—

Select Class
Proceeds from shares issued	$354,513	$445,526	$195,594	$52,668
Dividends and distributions reinvested	—	—	3,055	13,816
Cost of shares redeemed	(183,582)	(34,821)	(106,881)	(99,334)
Change in net assets from Select Class capital transactions	$170,931	$410,705	$91,768	$(32,850)

Total change in net assets from capital transactions	$232,504	$452,493	$91,768	$(32,850)

SHARE TRANSACTIONS:
Class A
Issued	7,358	4,990	—	—
Redeemed	(3,807)	(2,408)	—	—
Change in Class A Shares	3,551	2,582	—	—
Class B
Issued	217	460	—	—
Redeemed	(183)	(88)	—	—
Change in Class B Shares	34	372	—	—
Class C
Issued	660	2,179	—	—
Redeemed	(863)	(322)	—	—
Change in Class C Shares	(203)	1,857	—	—
Class R5 (a)
Issued	7,805	—	—	—
Change in Class R5 Shares	7,805	—	—	—
Select Class
Issued	59,900	51,638	9,225	1,698
Reinvested	—	—	177	451
Redeemed	(34,292)	(4,115)	(5,704)	(3,029)
Change in Select Class Shares	25,608	47,523	3,698	(880)

(a)	Commencement of offering of class of shares effective January 8, 2009 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund (a)		Mid Cap Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$53,625	$113,532	$346,853	$562,042
Net assets acquired in Fund reorganization (See Note 9)	290,993	—	81,146	—
Dividends and distributions reinvested	6,078	66,742	99,082	255,309
Cost of shares redeemed	(86,616)	(191,365)	(799,095)	(1,220,196)
Change in net assets from Class A capital transactions	$264,080	$(11,091)	$(272,014)	$(402,845)

Class B
Proceeds from shares issued	$1,492	$4,166	$3,688	$5,312
Net assets acquired in Fund reorganization (See Note 9)	7,214	—	13,609	—
Dividends and distributions reinvested	1,014	18,946	5,159	13,830
Cost of shares redeemed	(27,519)	(54,179)	(29,732)	(47,140)
Change in net assets from Class B capital transactions	$(17,799)	$(31,067)	$(7,276)	$(27,998)

Class C
Proceeds from shares issued	$1,163	$2,954	$29,818	$32,862
Net assets acquired in Fund reorganization (See Note 9)	12,398	—	7,123	—
Dividends and distributions reinvested	347	4,516	13,808	38,842
Cost of shares redeemed	(6,920)	(11,477)	(122,766)	(209,276)
Change in net assets from Class C capital transactions	$6,988	$(4,007)	$(72,017)	$(137,572)

Class R2 (b)
Proceeds from shares issued	$30	$—	$270	$—
Net assets acquired in Fund reorganization (See Note 9)	53	—	—	—
Dividends and distributions reinvested	—	—	4	—
Cost of shares redeemed	—	—	(2)	—
Change in net assets from Class R2 capital transactions	$83	$—	$272	$—

Institutional Class
Proceeds from shares issued	$—	$—	$592,979	$320,236
Dividends and distributions reinvested	—	—	77,196	157,226
Cost of shares redeemed	—	—	(488,063)	(771,785)
Change in net assets from Institutional Class capital transactions	$—	$—	$182,112	$(294,323)

Select Class
Proceeds from shares issued	$137,158	$167,436	$532,900	$85,545
Net assets acquired in Fund reorganization (See Note 9)	339,484	—	57,919	—
Dividends and distributions reinvested	1,881	20,424	20,726	36,585
Cost of shares redeemed	(228,484)	(269,667)	(333,497)	(367,286)
Change in net assets from Select Class capital transactions	$250,039	$(81,807)	$278,048	$(245,156)

Ultra (c)
Proceeds from shares issued	$69	$2,300	$—	$—
Dividends and distributions reinvested	—	— (d)	—	—
Cost of shares redeemed	(2,631)	(500)	—	—
Change in net assets from Ultra capital transactions	$(2,562)	$1,800	$—	$—

Total change in net assets from capital transactions	$500,829	$(126,172)	$109,125	$(1,107,894)

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(c)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Mid Cap Growth Fund (a)		Mid Cap Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	3,776	5,002	21,642	22,589
Shares issued in connection with Fund reorganization (See Note 9)	21,346	—	5,361	—
Reinvested	522	3,104	6,737	10,634
Redeemed	(6,401)	(8,609)	(50,189)	(49,723)
Change in Class A Shares	19,243	(503)	(16,449)	(16,500)
Class B
Issued	137	224	234	224
Shares issued in connection with Fund reorganization (See Note 9)	667	—	920	—
Reinvested	110	1,092	360	592
Redeemed	(2,357)	(3,040)	(1,879)	(1,963)
Change in Class B Shares	(1,443)	(1,724)	(365)	(1,147)
Class C
Issued	93	139	1,964	1,398
Shares issued in connection with Fund reorganization (See Note 9)	1,004	—	480	—
Reinvested	33	229	961	1,658
Redeemed	(547)	(554)	(7,744)	(8,754)
Change in Class C Shares	583	(186)	(4,339)	(5,698)
Class R2 (b)
Issued	2	—	20	—
Shares issued in connection with Fund reorganization (See Note 9)	4	—	—	—
Reinvested	—	—	— (d)	—
Redeemed	—	—	— (d)	—
Change in Class R2 Shares	6	—	20	—
Institutional Class
Issued	—	—	37,425	12,933
Reinvested	—	—	5,165	6,416
Redeemed	—	—	(29,975)	(30,783)
Change in Institutional Class Shares	—	—	12,615	(11,434)
Select Class
Issued	9,845	7,213	33,997	3,444
Shares issued in connection with Fund reorganization (See Note 9)	23,389	—	3,801	—
Reinvested	152	897	1,397	1,507
Redeemed	(14,913)	(11,596)	(21,788)	(14,684)
Change in Select Class Shares	18,473	(3,486)	17,407	(9,733)
Ultra (c)
Issued	6	101	—	—
Reinvested	—	— (d)	—	—
Redeemed	(187)	(25)	—	—
Change in Ultra Shares	(181)	76	—	—

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(c)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,587	$29,825	$60,805	$62,486
Dividends and distributions reinvested	—	3,854	2,351	9,217
Cost of shares redeemed	(49,700)	(145,421)	(61,146)	(80,773)
Change in net assets from Class A capital transactions	$(9,113)	$(111,742)	$2,010	$(9,070)

Class B
Proceeds from shares issued	$848	$1,080	$—	$—
Dividends and distributions reinvested	—	408	—	—
Cost of shares redeemed	(4,281)	(8,089)	—	—
Change in net assets from Class B capital transactions	$(3,433)	$(6,601)	$—	$—

Class C
Proceeds from shares issued	$5,635	$10,774	$14,753	$47,072
Dividends and distributions reinvested	—	2,563	1,307	10,498
Cost of shares redeemed	(33,635)	(96,336)	(51,906)	(74,918)
Change in net assets from Class C capital transactions	$(28,000)	$(82,999)	$(35,846)	$(17,348)

Institutional Class
Proceeds from shares issued	$—	$—	$59,553	$9,506
Dividends and distributions reinvested	—	—	280	1,353
Cost of shares redeemed	—	—	(14,626)	(10,904)
Change in net assets from Institutional Class capital transactions	$—	$—	$45,207	$(45)

Select Class
Proceeds from shares issued	$74,496	$211,302	$47,916	$35,339
Dividends and distributions reinvested	—	7,496	533	1,132
Cost of shares redeemed	(471,808)	(994,978)	(33,249)	(15,947)
Change in net assets from Select Class capital transactions	$(397,312)	$(776,180)	$15,200	$20,524

Total change in net assets from capital transactions	$(437,858)	$(977,522)	$26,571	$(5,939)

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	4,007	2,798	5,134	3,346
Reinvested	—	378	216	509
Redeemed	(4,964)	(13,723)	(5,281)	(4,368)
Change in Class A Shares	(957)	(10,547)	69	(513)

Class B
Issued	86	103	—	—
Reinvested	—	40	—	—
Redeemed	(433)	(777)	—	—
Change in Class B Shares	(347)	(634)	—	—

Class C
Issued	571	1,025	1,212	2,512
Reinvested	—	254	120	585
Redeemed	(3,391)	(9,272)	(4,370)	(4,094)
Change in Class C Shares	(2,820)	(7,993)	(3,038)	(997)

Institutional Class
Issued	—	—	5,806	519
Reinvested	—	—	26	75
Redeemed	—	—	(1,146)	(589)
Change in Institutional Class Shares	—	—	4,686	5

Select Class
Issued	7,389	19,665	4,373	1,982
Reinvested	—	734	49	62
Redeemed	(46,864)	(93,277)	(3,181)	(845)
Change in Select Class Shares	(39,475)	(72,878)	1,241	1,199

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund (j)
Class A
Year Ended June 30, 2009	$8.14	$(0.03	)(e)	$(2.23)	$(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55
January 1, 2006 through June 30, 2006 (g)	6.35	(0.01	)(e)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(e)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	)(e)	0.86	0.83

Class B
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (h)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43
January 1, 2006 through June 30, 2006 (g)	6.08	(0.03	)(e)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	) (e)	0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	)(e)	0.84	0.77

Class C
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42
May 1, 2006 (i) through June 30, 2006 (g)	6.80	(0.04	)(e)	(0.42)	(0.46)

Class R5
January 8, 2009 (i) through June 30, 2009	5.37	—	(e)(h)	0.56	0.56

Select Class
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56
May 1, 2006 (i) through June 30, 2006 (g)	7.11	(0.01	)(e)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of offering of class of shares.

(j)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$5.88	(27.76)%	$71,841	1.35%		(0.48)%	1.42%	119%
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118

5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118

5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

5.93	10.43	46,312	0.90		(0.08)	1.06	119

5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Select Class
Year Ended June 30, 2009	$28.63	$0.18		$(8.37)	$(8.19)	$(0.17)	$(1.30)	$(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (e)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.97	(28.02)%	$195,785	0.90%	0.94%	1.20%	107%
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund (e)
Class A
Year Ended June 30, 2009	$20.46	$(0.07	)(f)	$(6.33	)(g)	$(6.40)	$(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35		2.15	—

Class B
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09	)(g)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44		1.77	—

Class C
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78	)(g)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68		1.91	—

Class R2
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	—	(j)	— (j)	—

Select Class
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70	)(g)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29		2.28	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to June 27, 2009, the Fund was named Diversified Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Commencement of offering of class of shares.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.68	(30.97	)%(g)	$520,201	1.24%	(0.48)%	1.56%	96%
20.46	(3.22	) (h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119

10.85	(31.35	) (g)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	) (h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119

12.39	(31.38	) (g)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	) (h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119

14.56	0.00		83	1.22	(0.31)	1.94	96

14.57	(30.74	) (g)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	) (h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2009	$21.91	$0.28	(e)	$(5.92)	$(5.64)	$(0.34)	$(0.69)	$(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (f)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(e)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(e)	3.71	3.78	(0.04)	(0.31)	(0.35)

Class B
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(e)(g)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06	)(e)	3.66	3.60	—	(0.31)	(0.31)

Class C
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(e)(g)	1.81	1.81	— (g)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06	)(e)	3.66	3.60	—	(0.31)	(0.31)

Class R2
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (f)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(e)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(e)	3.77	3.94	(0.10)	(0.31)	(0.41)

Select Class
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (f)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(e)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(e)	3.74	3.86	(0.07)	(0.31)	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$15.24	(25.49)%	$1,600,044	1.25%	1.71%	1.42%	47%
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41

14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41

14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41

15.06	(0.24)	294	1.50	2.12	1.69	47

15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41

15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2009	$10.23	$(0.08	)(c)	$0.06	$(0.02)	$—	$—	$—	$—	$—
Year Ended June 30, 2008	11.24	0.28	(c)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(d)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	—	(0.12)	—

Class B
Year Ended June 30, 2009	10.10	(0.15	)(c)	0.06	(0.09)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(c)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(d)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	—	(0.12)	—

Class C
Year Ended June 30, 2009	10.12	(0.15	)(c)	0.05	(0.10)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(c)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(d)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	—	(0.12)	—

Select Class
Year Ended June 30, 2009	10.27	(0.05	)(c)	0.05	— (d)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(c)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(d)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	—	(0.12)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Amount rounds to less than $0.01.

(e)	Commencing June 30, 2009, the Fund will present portfolio turnovers in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
		Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (b)	Net expenses (excluding dividend expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (excluding short sales) (e)	Portfolio turnover rate (including short sales) (e)

$10.21	(0.20)%	$67,884	2.84%	1.50%	(0.79)%	3.29%	1.95%	175%	350%
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121	—
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198	—

10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121	—
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198	—

10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121	—
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198	—

10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121	—
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2009	$16.38	$0.30	(e)	$(4.40)	$(4.10)	$(0.20)	$(0.07)	$(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (f)	15.88	0.10	(e)	1.19	1.29	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.13	(e)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (f)	15.85	0.05	(e)	1.20	1.25	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.06	(e)	1.00	1.06	(0.03)	(0.18)	(0.21)

Institutional Class
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (f)	15.83	0.25	(e)	1.08	1.33	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.11	(e)	0.99	1.10	(0.09)	(0.18)	(0.27)

Select Class
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (f)	15.91	0.12	(e)	1.19	1.31	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.15	(e)	1.01	1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.01	(24.82)%	$112,739	1.25%	2.45%	1.50%	70%
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes offered	Trust	Diversified/ Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Cass R2 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Effective June 27, 2009, the Diversified Mid Cap Growth Fund was renamed the Mid Cap Growth Fund with the approval of the Board of Trustees.

Class R2 Shares commenced operations on November 3, 2008 and June 19, 2009 for the Mid Cap Value Fund and Mid Cap Growth Fund, respectively.

Class R5 Shares commenced operations on January 8, 2009 for the Growth Advantage Fund.

Ultra Shares of the Mid Cap Growth Fund were liquidated on May 22, 2009.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

74   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs#	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Growth Advantage Fund
Level 1 — Quoted prices	$667,254	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$667,254	$—	$—

Valuation Inputs#	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Mid Cap Equity Fund
Level 1 — Quoted prices	$233,641	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$233,641	$—	$—

Valuation Inputs##	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Mid Cap Growth Fund
Level 1 — Quoted prices	$1,250,245	$—	$—
Level 2 — Other significant observable inputs	24,879	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,275,124	$—	$—

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

Valuation Inputs##	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Mid Cap Value Fund
Level 1 — Quoted prices	$4,422,177	$—	$—
Level 2 — Other significant observable inputs	16,118	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$4,438,295	$—	$—

Valuation Inputs#	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Multi-Cap Market Neutral Fund
Level 1 — Quoted prices	$668,072	$(579,299)	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$668,072	$(579,299)	$—

Valuation Inputs#	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Value Advantage Fund
Level 1 — Quoted prices	$331,030	$—	$—
Level 2 — O ther significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$331,030	$—	$—

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated Level 1 and Level 2 are disclosed individually in the Schedules of Portfolio Investments (SOI). Level 2 consists of certificates of deposits and corporate notes that are held as investments of cash collateral for securities on loan. Please refer to each SOI for industry specifics of the portfolio holdings.

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Short Sales — The Funds (except Mid Cap Growth Fund) may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Funds are subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Prime broker borrowing fees and/or income is included in Dividend income from non-affiliates in the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates.

As of June 30, 2009, the Multi-Cap Market Neutral Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

D.  Securities Lending — Each Fund (except Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Investment Advisors Inc. (“JPMIA” together with JPMIM, each an “Advisor” and collectively the “Advisors”), in order to generate additional income. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate

76   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

of the Funds, served as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. JPMCB serves as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as income from securities lending (net) on the Statement of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the year ended June 30, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$399
Mid Cap Equity Fund	74
Mid Cap Growth Fund	107
Mid Cap Value Fund	1,664

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Loaned Securities	Cash Collateral Posted by Borrower	Unrealized Loss on Cash Collateral Investments	Total Value of Collateral Investments
Growth Advantage Fund	$97,255	$99,987	$—	$99,987
Mid Cap Equity Fund	34,505	35,428	—	35,428
Mid Cap Growth Fund	50,956	53,003	(621)	52,382
Mid Cap Value Fund	223,118	230,183	(381)	229,802

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

Effective September 2008, the Funds began investing cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$23
Mid Cap Equity Fund	5
Mid Cap Growth Fund	7
Mid Cap Value Fund	123

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

Effective September 2, 2008, JPMCB is entitled to lending agent fees, in accordance with the lending agreement, equal to 0.03% and 0.09% of the average dollar value of loans outstanding during the month of U.S. and non-U.S. securities, respectively. Prior to September 2, 2008, JPMCB was

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

entitled to fees, in accordance with the lending agreement, equal to 0.06%, and 0.1142%, based upon the value of collateral received from borrowers for each loan of U.S. securities and non-U.S. securities, respectively. JPMCB had voluntarily reduced its fees for the period March 1, 2008 to September 1, 2008 to 0.03% and 0.09% for each loan of U.S. and non-U.S. securities, respectively.

The Funds paid lending agent fees to JPMCB as follows for the year ended June 30, 2009 (amounts in thousands):

Lending Agent Fees Paid
Growth Advantage Fund	$2
Mid Cap Equity Fund	1
Mid Cap Growth Fund	14
Mid Cap Value Fund	82

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Growth Advantage Fund	$(199,326)	$1,216	$198,110
Mid Cap Equity Fund	74	(18)	(56)
Mid Cap Growth Fund	184,286	2,164	(186,450)
Mid Cap Value Fund	42,407	(25)	(42,382)
Multi-Cap Market Neutral Fund	(5,092)	6,263	(1,171)
Value Advantage Fund	— (a)	(2,283)	2,283

(a)	Amount rounds to less than $1.000.

78   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards (for Growth Advantage Fund), taxable overdistribution (for Multi-Cap Market Neutral Fund), investments in partnerships (for Mid Cap Equity Fund and Value Advantage Fund), non-taxable special dividends (for Mid Cap Equity Fund and Multi-Cap Market Neutral Fund), investments in regulated investment companies (for Value Advantage Fund), wash sale deferral from Acquired Funds (for Mid Cap Growth Fund and Mid Cap Value Fund), Post-October Loss deferral from Acquired Funds (for Mid Cap Growth Fund and Mid Cap Value Fund), Capital Loss Carryover from Acquired Funds (for Mid Cap Growth Fund and Mid Cap Value Fund) and net operating loss (for Growth Advantage Fund and Multi-Cap Market Neutral Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, JPMIM acts as the investment advisor to the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMIA acts as the investment advisor to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by their Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2009 were as follows (excluding the reimbursement disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$24
Mid Cap Equity Fund	13
Mid Cap Growth Fund	24
Mid Cap Value Fund	223
Multi-Cap Market Neutral Fund	157
Value Advantage Fund	26

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2009, the annual effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50%
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$21	$11
Mid Cap Growth Fund	8	42
Mid Cap Value Fund	38	201
Multi-Cap Market Neutral Fund	6	30
Value Advantage Fund	18	8

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25%	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Growth Advantage Fund	1.35%	2.05%	2.05%	n/a	0.90%	n/a	1.10%	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	n/a	n/a	1.00	n/a
Mid Cap Growth Fund	1.24	1.77	1.77	1.40%	n/a	n/a	0.93	0.89	%*
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	0.75%	0.99	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	1.50	n/a
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	0.75	1.00	n/a

*	Ultra Shares of the Mid Cap Growth Fund were liquidated on May 22, 2009.

Prior to June 27, 2009, the contractual expense limitations for the Mid Cap Growth Fund were 1.99%, 1.99% and 0.99% for Class B, Class C and Select Class Shares, respectively.

80   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

Prior to June 27, 2009, the contractual expense limitations for the Mid Cap Value Fund were 1.25%, 2.00%, 2.00% and 1.00% for Class A, Class B, Class C and Select Class Shares, respectively.

The contractual expense limitation agreements were in effect for the year ended June 30, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

During the period June 1, 2009 through June 26, 2009, the Advisor, Administrator and Distributor of Mid Cap Growth Fund and Mid Cap Value Fund voluntarily agreed to waive fees and/or reimburse the Mid Cap Growth Fund and Mid Cap Value Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeded the percentages of the Mid Cap Growth Fund’s and Mid Cap Value’s average daily net assets as shown in the table below:

	Class B	Class C	Select Class
Mid Cap Growth Fund	1.77%	1.77%	0.93%

	Class A	Class B	Class C	Select Class
Mid Cap Value Fund	1.24%	1.75%	1.75%	0.99%

For the year ended June 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements
Growth Advantage Fund	$191	$—	$114	$305	$—
Mid Cap Equity Fund	48	14	302	364	—
Mid Cap Growth Fund	586	390	891	1,867	37
Mid Cap Value Fund	4,550	2,040	1,341	7,931	12
Multi-Cap Market Neutral Fund	—	—	1,469	1,469	12
Value Advantage Fund	557	228	29	814	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Serving	Total
Growth Advantage Fund	$5	$—	—	$5
Mid Cap Equity Fund	—	67	94	161
Mid Cap Growth Fund	2	31	—	33
Mid Cap Value Fund	499	231	—	730
Multi-Cap Market Neutral Fund	1,246	395	370	2,011

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB made a payment to the Mid Cap Growth Fund of approximately $24,000 relating to an operational error.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

4. Investment Transactions

During the year ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$711,059	$491,805	$—	$—
Mid Cap Equity Fund	266,157	183,848	—	—
Mid Cap Growth Fund	652,257	814,579	—	—
Mid Cap Value Fund	1,976,353	2,231,859	—	—
Multi-Cap Market Neutral Fund	1,271,689	1,422,672	1,126,449	1,274,876
Value Advantage Fund	249,050	215,258	—	—

During the year ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$667,161	$29,973	$29,880	$93
Mid Cap Equity Fund	248,959	7,060	22,378	(15,318)
Mid Cap Growth Fund	1,313,016	99,564	137,456	(37,892)
Mid Cap Value Fund	5,186,349	264,421	1,012,475	(748,054)
Multi-Cap Market Neutral Fund	664,052	50,693	46,673	4,020
Value Advantage Fund	405,924	12,382	87,276	(74,894)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to partnership basis outstanding (for Value Advantage Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mid Cap Equity Fund	$1,590	$10,014	$11,604
Mid Cap Growth Fund	—	15,786	15,786
Mid Cap Value Fund	102,330	168,318	270,648
Value Advantage Fund	4,240	1,797	6,037

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Mid Cap Equity Fund	$11,265	$30,748	$—	$42,013
Mid Cap Growth Fund	58,753	137,663	—	196,416
Mid Cap Value Fund	71,846	553,573	—	625,419
Multi-Cap Market Neutral Fund	75,768	—	1,752	77,520
Value Advantage Fund	23,349	5,913	—	29,262

82   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$(101,278)	$93
Mid Cap Equity Fund	345	(5,149)	(15,318)
Mid Cap Growth Fund	—	(86,511)	(37,892)
Mid Cap Value Fund	1,947	(47,014)	(748,054)
Multi-Cap Market Neutral Fund	—	(100,932)	83,159
Value Advantage Fund	4,581	(14,924)	(74,894)

For the Funds, the cumulative timing differences primarily consist of post-October loss deferrals and wash sale loss deferrals.

As of June 30, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2015	2016	2017	Total
Growth Advantage	$28,364	$2,527	$—	$—	$70,387	$101,278
Mid Cap Equity Fund	—	—	—	—	5,149	5,149
Mid Cap Growth Fund (a)	—	—	—	—	86,511	86,511
Mid Cap Value Fund (b)	—	—	—	—	47,014	47,014
Multi-Cap Market Neutral Fund	—	—	3,897	97,035	—	100,932
Value Advantage Fund	—	—	—	—	14,924	14,924

(a)	Includes approximately $47,301,000 of losses acquired from JPMorgan Capital Growth. A portion of the capital loss carryforward may be limited in future years under the Internal Revenue Code Sections 381–384.

(b)	Includes approximately $5,157,000 of losses acquired from JPMorgan Diversified Mid Cap Value. A portion of the capital loss carryforward may be limited in future years under the Internal Revenue Code Sections 381–384.

During the year ended June 30, 2009, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Multi-Cap Market Neutral Fund	$40,090

During the year ended June 30, 2009, the following Funds had capital loss carryforwards expire (amounts in thousands):

Growth Advantage Fund	$197,996
Mid Cap Growth Fund	225

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2009, the Funds deferred to July 1, 2009 post-October capital and currency losses of (amounts in thousands):

	Capital	Currency
Growth Advantage Fund	$92,837	$1
Mid Cap Equity Fund	33,918	—	(a)
Mid Cap Growth Fund	209,769	2
Mid Cap Value Fund	574,148	—
Multi-Cap Market Neutral Fund	19,009	—
Value Advantage Fund	48,223	—

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2009. The average borrowings from the Facility for the year ended June 30, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Mid Cap Equity Fund	$12,123	5	$ 1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Multi-Cap Market Neutral Fund	43.2%	n/a
Value Advantage Fund	n/a	14.1%

Significant shareholder transactions, if any, may impact the Fund’s performance.

As of June 30, 2009, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

84   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through September 27, 2009.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM I and JPM II approved management’s proposal to merge JPMorgan Capital Growth Fund (the “Capital Growth Fund” or “JPM I Target Fund”) into Mid Cap Growth Fund (the “JPM II Acquiring Fund”) and the Boards of Trustees of JPM II and JPMFMFG approved management’s proposal to merge JPMorgan Diversified Mid Cap Value Fund (“Diversified Mid Cap Value Fund” or “JPM II Target Fund”) into Mid Cap Value Fund (“JPMFMFG Acquiring Fund). The Agreement and Plan of Reorganization with respect to the Capital Growth Fund was approved by Capital Growth Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Diversified Mid Cap Value Fund was approved by Diversified Mid Cap Value Fund’s shareholders at a special meeting of shareholders held on June 22, 2009.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Class B, Class C, Select Class and Class R2 shareholders of Capital Growth Fund received a number of shares of the corresponding class in the Mid Cap Growth Fund with a value equal to their holdings in the Capital Growth Fund as of the close of business on date of the reorganization. Class A, Class B, Class C and Select Class shareholders of Diversified Mid Cap Value Fund received a number of shares of the Class A, Class B, Class C and Select Class, respectively, in the Mid Cap Value Fund with a value equal to their holdings in the Diversified Mid Cap Value Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Capital Growth Fund				$15,500
Class A	10,926	290,993	26.6330
Class B	307	7,214	23.4989
Class C	538	12,398	23.0386
Select Class	11,808	339,484	28.7501
Class R2	2	53	26.6112
Acquiring Fund
Mid Cap Growth Fund				$1,104
Class A	16,679	227,388	13.6328
Class B	2,096	22,654	10.8089
Class C	1,064	13,135	12.3447
Select Class	19,916	289,090	14.5151
Class R2	2	30	14.5122
Post Reorganization
Mid Cap Growth Fund				$16,604
Class A	38,025	518,381	13.6328
Class B	2,763	29,868	10.8089
Class C	2,068	25,533	12.3447
Select Class	43,305	628,574	14.5151
Class R2	6	83	14.5122

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Diversified Mid Cap Value Fund				$(24,252)
Class A	14,037	81,146	5.7808
Class B	2,603	13,609	5.2288
Class C	1,363	7,123	5.2240
Select Class	10,088	57,919	5.7415
Acquiring Fund
Mid Cap Value Fund				$(589,616)
Class A	99,682	1,508,856	15.1367
Class B	6,351	93,975	14.7964
Class C	19,630	291,256	14.8376
Select Class	46,134	702,849	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562
Post Reorganization
Mid Cap Value Fund				$(713,868)
Class A	105,043	1,590,002	15.1367
Class B	7,271	107,584	14.7964
Class C	20,110	298,379	14.8376
Select Class	49,935	760,768	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562

Expenses related to the reorganizations were incurred by the Target funds. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

10. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

86   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Mutual Fund Investment Trust, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund (formerly JPMorgan Diversified Mid Cap Growth Fund), JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund (formerly JPMorgan Diversified Mid Cap Growth Fund), JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of JPMorgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of JPMorgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   87

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	134	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	134	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	134	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	134	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	134	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	134	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	134	Trustee, Stratton Mountain School (2001–present)

88   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	134	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	134	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	134	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	134	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	134	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	134
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (134 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   89

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

90   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,115.70	$7.08	1.35%
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class B
Actual*	1,000.00	1,110.90	9.94	1.90
Hypothetical*	1,000.00	1,015.37	9.49	1.90
Class C
Actual*	1,000.00	1,112.90	9.95	1.90
Hypothetical*	1,000.00	1,015.37	9.49	1.90
Class R5
Actual**	1,000.00	1,104.30	4.49	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Select Class
Actual*	1,000.00	1,116.80	5.77	1.10
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Mid Cap Equity Fund
Select Class
Actual*	1,000.00	1,074.40	4.63	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   91

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Mid Cap Growth Fund
Class A
Actual*	$1,000.00	$1,138.10	$6.52	1.23%
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,134.90	9.90	1.87
Hypothetical*	1,000.00	1,015.52	9.35	1.87
Class C
Actual*	1,000.00	1,134.60	9.84	1.86
Hypothetical*	1,000.00	1,015.57	9.30	1.86
Class R2
Actual***	1,000.00	1,000.00	0.30	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Select Class
Actual*	1,000.00	1,139.20	5.14	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Mid Cap Value Fund
Class A
Actual*	1,000.00	1,012.10	6.24	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,008.80	8.72	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,009.90	8.72	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R2
Actual*	1,000.00	1,011.10	7.48	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Institutional Class
Actual*	1,000.00	1,013.90	3.75	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,013.30	4.99	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,013.90	14.18	2.84
Hypothetical*	1,000.00	1,010.71	14.16	2.84
Class B
Actual*	1,000.00	1,011.10	17.90	3.59
Hypothetical*	1,000.00	1,006.99	17.86	3.59
Class C
Actual*	1,000.00	1,010.10	17.89	3.59
Hypothetical*	1,000.00	1,006.99	17.86	3.59
Select Class
Actual*	1,000.00	1,000.10	12.84	2.59
Hypothetical*	1,000.00	1,011.95	12.92	2.59

92   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Value Advantage Fund
Class A
Actual*	$1,000.00	$1,048.90	$6.35	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,045.40	8.88	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Institutional Class
Actual*	1,000.00	1,051.70	3.82	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,049.70	5.08	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 172/365 to reflect the one-half year period). The Class commenced operations on January 8, 2009.

***	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 9/365 to reflect the one-half year period). The Class commenced operations on June 19, 2009.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   93

Special Shareholder Meeting Results
(Unaudited)

JPMorgan Trust II (“JPM II”) held a Special Meeting of Shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313
John F. Finn
In Favor	93,441,137
Withheld	1,027,624
Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740
Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045
Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363
Peter C. Marshall
In Favor	93,503,565
Withheld	965,196
Marilyn McCoy
In Favor	93,509,493
Withheld	959,268
William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968
Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290
Fergus Reid, III
In Favor	93,503,219
Withheld	965,542
Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928
James J. Schonbachler
In Favor	93,504,517
Withheld	964,244
Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

Proposal 2: To approve the replacement of the fundamental investment objective for the Mid Cap Growth Fund with a new non-fundamental investment objective. The proposal was not approved by shareholders of the Mid Cap Growth Fund and, therefore, the Mid Cap Growth Fund’s current investment objective did not change. The results of the voting were as follows:

Amounts in thousands
For	5,659
Against	13,152
Abstain	147
Broker Non Votes	9,646

94   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2009:

Dividends Received Deduction
Mid Cap Equity Fund	97.40%
Mid Cap Value Fund	100.00
Value Advantage Fund	99.03

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity Fund	$1,590
Mid Cap Value Fund	102,328
Value Advantage Fund	4,254

Long-Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on their respective tax returns for the fiscal year ended June 30, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution — 15%
Mid Cap Equity Fund	$10,014
Mid Cap Growth Fund	15,786
Mid Cap Value Fund	168,318
Value Advantage Fund	1,797

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   95

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	AN-MC-609

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2009

JPMorgan Disciplined Equity Fund
JPMorgan Equity Income Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Disciplined Equity Fund	2
JPMorgan Equity Income Fund	4
JPMorgan Growth and Income Fund	7
JPMorgan Large Cap Growth Fund	10
JPMorgan Large Cap Value Fund	12
JPMorgan U.S. Equity Fund	15
JPMorgan U.S. Large Cap Core Plus Fund	17
JPMorgan U.S. Large Cap Value Plus Fund	20
Schedules of Portfolio Investments	23
Financial Statements	52
Financial Highlights	72
Notes to Financial Statements	90
Report of Independent Registered Public Accounting Firm	105
Trustees	106
Officers	108
Schedule of Shareholder Expenses	109
Special Shareholder Meeting Results	113
Tax Letter	114

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
July 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113–year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

U.S. benchmarks remain in negative territory

For stocks, even the strongest second quarter in years couldn’t offset losses of the last year. The Dow Jones Industrial Average closed the 12–month period ended June 30th, 2009, at –22.99%. The other U.S. benchmarks, the S&P 500 Index and the NASDAQ Composite Index, also ended the period in negative territory, returning –26.21% and –19.13%, respectively.

From a style perspective, small caps experienced somewhat smaller losses over the past 12 months (–25.01%, as measured by the Russell 2000 Index) than their large- and mid-cap counterparts (–26.69% and –30.36%, as measured by the Russell 1000 and Russell Midcap Indexes, respectively). In the large-cap space, growth stocks fared better than value stocks, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned –24.50% for the 12–month period, compared to –29.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned –30.33% and –30.52%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned –24.85%, while the Russell 2000 Value Index closed at –25.24%.

Treasuries spiked, pushing yields slightly lower

Investors’ willingness to take on riskier assets, such as corporate bonds, contributed to a drop in Treasury prices and higher yields during the second quarter, but overall, yields were down for the 12-month period. Thirty-year Treasuries declined from 4.53% to 4.32%, the benchmark 10-year Treasury dropped from 3.99% to 3.53% and the two-year note fell from 2.63% to 1.13%.

Some investing principles are still “timeless”

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   1

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 3, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$219,460
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index,* returned –23.03%** (Institutional Class Shares) for the 12 months ended June 30, 2009, compared to the –26.21% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of this period, the market traded down sharply, as key themes driving the market included economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the world began to intervene. Around mid-March, market sentiment started to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. Better-than-expected economic data and earnings reports gave investors confidence that a complete financial collapse could be avoided. Marginal improvements in sentiment helped the market correct from its early March lows to levels more reflective of the economic environment in the second quarter of 2009.

The Fund outperformed its benchmark for the period as stock selection in the energy and basic materials sectors contributed to performance, while stock selection in the health services and systems and infrastructure sectors detracted from results.

A top contributor to performance was specialty chemical company Rohm and Haas Co. Shares rose after the company agreed to be acquired by Dow Chemical for a 74% premium. Dow found Rohm and Haas an attractive acquisition due to significant synergies between the two companies, as Rohm & Haas is the biggest consumer of propylene, used to make acrylics, which Dow produces.

An underweight position in American International Group also aided performance as shares plummeted after the U.S. government’s rescue of the insurance giant rattled investors. The company had struggled for some time prior to the federal bailout, due to credit-related write-downs, management shakeups and a number of credit downgrades.

On the downside, ProLogis, the world’s largest owner and developer of warehouse and distribution centers, detracted from performance. The company suffered as the potential impact of a global slowdown on its overseas operations and a slowdown in the U.S. industrial sector resulted in multiple downward revisions of the company’s 2008 earnings guidance. Power and gas wholesaler Constellation Energy also detracted from performance when shares dropped sharply late in the third quarter of 2008. Liquidity issues, concerns about the lack of counterparties for its trading business due to the current financial crisis and the potential for a ratings downgrade weighed heavily on the stock.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund to its investment objective. To help ensure that stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. During the period, the Fund had a higher growth rate than the index and a lower six-month forward price/earnings ratio. We continued to seek investment opportunities in companies that were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.1%
2.	Microsoft Corp.	3.1
3.	Chevron Corp.	2.3
4.	Procter & Gamble Co.	2.2
5.	Pfizer, Inc.	1.9
6.	Verizon Communications, Inc.	1.8
7.	Abbott Laboratories	1.7
8.	Goldman Sachs Group, Inc. (The)	1.7
9.	Hewlett-Packard Co.	1.6
10.	Google, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.2%
Health Care	13.9
Financials	13.2
Energy	12.2
Consumer Staples	12.0
Industrials	8.8
Consumer Discretionary	8.6
Utilities	4.3
Telecommunication Services	4.0
Materials	3.5
U.S. Treasury Obligation	0.1
Short-Term Investment	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(23.29)%	(2.17)%	(3.13)%
With Sales Charge*		(27.33)	(3.22)	(3.65)
INSTITUTIONAL CLASS SHARES	1/3/97	(23.03)	(1.78)	(2.72)
SELECT CLASS SHARES	9/10/01	(23.17)	(1.92)	(2.94)
ULTRA SHARES	3/24/03	(22.95)	(1.68)	(2.66)

*	Sales Charge for Class A Shares is 5.25%

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares prior to its inception date reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Ultra Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   3

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$156,128
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income Fund, which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities,* returned –22.59%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –29.03% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in equity markets began to accelerate in October 2008 as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009 as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, the Federal Reserve issued a barrage of governmental policy announcements and actions to restore confidence in the financial system. Equity markets, however, remained volatile and hit fresh lows in early March 2009.

Through the latter half of March and April, markets began to rebound, as signs appeared that the rate of global economic decline was beginning to moderate. In May, the U.S. Treasury released the much-anticipated bank stress test results, which showed that the additional equity capital required for the largest 19 financial institutions was lower than expected. This, combined with news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears and spurred further advances, helping to ease losses suffered by equity investors over the past year.

While being affected by these market conditions, the Fund outperformed its benchmark due mostly to an overweight in the consumer staples sector and stock selection in the energy sector. The Portfolio’s underweight in the healthcare sector and stock selection in the financial sector detracted from results.

A top contributor to performance was specialty chemical company Rohm and Haas Co., whose shares rose after agreeing to be acquired by Dow Chemical Co. Dow Chemical believed that Rohm and Haas would be an attractive acquisition as the combined firm would significantly broaden Dow’s range of product offerings. In addition, there were significant synergies as Rohm and Haas is the biggest consumer of propylene, used to make acrylics, which Dow produces. T. Rowe Price Inc., a global investment management organization, was also a strong contributor to performance. Compared with other investment management firms, the company was relatively isolated from many factors impacting its financial services peers during the current crisis. The company took several steps to preserve profitability during the market downturn, including headcount reductions and curtailing promotions and advertising. While the firm experienced net outflows during the height of market uncertainty, flows to its retirement funds remained positive on a net basis. With its dominant position in retirement products, we believe T. Rowe Price seems well positioned to benefit as investors continue to shift assets toward lifecycle funds in their retirement plans.

Bank holding company, Bank of America Corp., which provides diversified banking and non-banking financial services in all 50 states, the District of Columbia and more than 40 foreign countries, was a top detractor from performance. The stock was under constant pressure due to uncertainty surrounding the health of the bank’s balance sheet, with concerns stemming in large part from the company’s acquisitions of Countrywide Financial Corp. and Merrill Lynch & Co., Inc. ConocoPhillips, a fully integrated energy company, also detracted from results. ConocoPhillips significantly reduced its capital spending plans in response to the steep drop in energy prices, raising investor concerns about eventual lower levels of production. In addition, the company also announced asset write-downs and goodwill impairments that would result in a large reduction of book value. Despite current challenges, we believe that ConocoPhillips carries an attractive dividend yield. We prefer to hold integrated energy companies due to their diversified business models which encompass the entire energy production and distribution cycle.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remained on stock selection, believing that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aims to purchase stocks with above-average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. All potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

4   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.9%
2.	Verizon Communications, Inc.	3.4
3.	Johnson & Johnson	2.9
4.	Chevron Corp.	2.6
5.	Pfizer, Inc.	2.6
6.	Wells Fargo & Co.	2.4
7.	Merck & Co., Inc.	2.1
8.	JPMorgan Liquid Assets Money Market Fund	2.0
9.	ConocoPhillips	2.0
10.	United Technologies Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.6%
Energy	13.6
Consumer Staples	13.6
Health Care	12.4
Consumer Discretionary	9.2
Utilities	8.9
Industrials	7.2
Telecommunication Services	6.6
Information Technology	2.8
Materials	2.1
Short-Term Investment	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   5

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(22.86)%	(1.16)%	(0.99)%
With Sales Charge*		(26.87)	(2.22)	(1.52)
CLASS B SHARES	1/14/94
Without CDSC		(23.47)	(1.75)	(1.52)
With CDSC**		(28.47)	(2.18)	(1.52)
CLASS C SHARES	11/4/97
Without CDSC		(23.36)	(1.73)	(1.62)
With CDSC***		(24.36)	(1.73)	(1.62)
SELECT CLASS SHARES	7/2/87	(22.59)	(0.88)	(0.71)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index, the S&P 500 Index and the Lipper Equity Income Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The benchmark index for the Fund has changed from the S&P 500 Index to the Russell 1000 Value Index because the advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$263,467
Primary Benchmark	S&P 500/Citigroup Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends,* returned –28.88%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2009, compared to the –28.63% return for the S&P 500/Citigroup Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in equity markets began to accelerate in October 2008 as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009 as the U.S. economy experienced a surge in unemployment claims, a wave of announcements about corporate layoffs and an extremely poor level of consumer confidence. In response, the Federal Reserve issued a barrage of governmental policy announcements and actions to restore confidence in the financial system. Equity markets, however, remained volatile and hit fresh lows in early March 2009.

Through the latter half of March and April, markets began to rebound, as signs appeared that the rate of global economic decline was beginning to moderate. In May, the U.S. Treasury released the much-anticipated bank stress test results, which showed that the additional equity capital required for the largest 19 financial institutions was lower than expected. This, combined with news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears and spurred further advances, helping to ease losses suffered by equity investors over the past year.

In the midst of these market conditions, the Fund underperformed its benchmark, due mostly to stock selection in the financial sector and an overweight in the energy sector. The Portfolio’s underweight in the industrial sector and stock selection in the utilities sector positively contributed to our results.

Bank holding company, Bank of America Corp., which provides diversified banking and non-banking financial services in all 50 states, the District of Columbia and more than 40 foreign countries, was a top detractor from results. The stock was under constant pressure due to uncertainty surrounding the health of the bank’s balance sheet, with concerns stemming in large part from acquisitions of Countrywide Financial Corp. and Merrill Lynch & Co., Inc. Another top detractor was Teekay Corp., a provider of international crude oil and petroleum product transportation services. The stock struggled as the global economic slowdown significantly weakened tanker demand. Lower demand, coupled with considerable growth in the global tanker fleet, created excess capacity that sharply reduced charter rates. The stock also was hurt by the company’s announcement that the previous year’s financial statements would be restated due to accounting methods for its various hedging strategies. We believe that the market overreacted to the news, considering that the restatement will not affect the company’s cash flows, liquidity or shareholder equity. To offset the volatility of tanker rates, Teekay has moved its fleet away from more volatile day rates to more long-term fixed contracts.

A top contributor to performance was specialty chemical company Rohm and Haas Co. Shares rose after the company agreed to be acquired by Dow Chemical Co., which believed that Rohm and Haas would be an attractive acquisition, as the combined firm significantly broadens Dow’s range of product offerings. In addition, there were significant synergies as Rohm and Haas is the biggest consumer of propylene, used to make acrylics, which Dow produces.

Investment bank Goldman Sachs Group, Inc., also was a strong contributor to results. We believed that mark-to-market accounting resulted in the recognition of losses for investment banks much earlier than commercial banks, which do not mark down their loan portfolios until actual payment experience deteriorates. We also viewed the investment banks as possibly being the first area of the financial sector to start recovering, helped by improving capital markets activity (especially investment-grade debt and common equity issuance), cutting costs and having lower exposure to consumer finance than traditional banking peers. Given that several key competitors have either been eliminated or wounded, we believe that Goldman Sachs is well positioned to benefit from these improving trends.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments included companies that the portfolio manager believed to possess sustainable competitive

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   7

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

advantages, healthy balance sheets and management committed to increasing shareholder value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	2.9%
2.	Wells Fargo & Co.	2.9
3.	Verizon Communications, Inc.	2.4
4.	Microsoft Corp.	2.3
5.	Bank of America Corp.	2.3
6.	Johnson & Johnson	2.1
7.	AT&T, Inc.	2.1
8.	Wal-Mart Stores, Inc.	2.1
9.	United Technologies Corp.	1.9
10.	Chevron Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	25.3%
Health Care	14.4
Consumer Discretionary	11.9
Consumer Staples	10.0
Energy	9.8
Industrials	8.3
Information Technology	7.0
Utilities	6.7
Telecommunication Services	4.5
Materials	1.0
Short-Term Investment	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(28.88)%	(3.26)%	(2.33)%
With Sales Charge*		(32.62)	(4.30)	(2.85)
CLASS B SHARES	11/4/93
Without CDSC		(29.24)	(3.74)	(2.72)
With CDSC**		(34.24)	(4.21)	(2.72)
CLASS C SHARES	1/2/98
Without CDSC		(29.24)	(3.74)	(2.82)
With CDSC***		(30.24)	(3.74)	(2.82)
SELECT CLASS SHARES	1/24/96	(28.61)	(2.94)	(1.83)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and Lipper Large-Cap Value Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   9

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 1992
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$528,283
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation and growth of income by investing primarily in equity securities,* returned –31.13%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –24.50% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of the period, the U.S. equity market traded down sharply. Key themes driving the market during this time included economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the globe began to intervene. Around mid-March, market sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, with the results of the U.S. banks’ stress test received positively by the equity market.

In the midst of this market environment, the Fund underperformed its benchmark for the period due primarily to stock selection in the materials and processing and financial services sectors, as well as a portfolio underweight in the consumer staples sector. At the individual stock level, Potash Corp. detracted from performance. Shares of the fertilizer company declined as it cut its outlook for fiscal year 2008 earnings due to a weakening global economy and decelerating sales. MasterCard was another detractor from performance as shares declined following its lowered 2009 revenue guidance due to less-than-expected transaction volumes.

The Fund’s underweights in the energy and utilities sectors, as well as stock selection in the producer durables sector, contributed to returns. At the individual stock level, McDonald’s aided performance as strong sales of breakfast items and new product launches enabled the company to weather the economic downturn better than many other large companies. Wal-Mart Stores also contributed to performance as the retailer benefited from consumers trading down in their spending habits and remodeling improvements to its stores. We expect Wal-Mart to gain as consumer purchases continue to shift from discretionary items towards grocery and consumables, which is 60% of the Wal-Mart’s business.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Potential investments were subjected to rigorous financial analysis and a disciplined approach, which attempted to identify companies with positive price momentum and attractive fundamental dynamics.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	4.5%
2.	Google, Inc., Class A	4.3
3.	QUALCOMM, Inc.	3.9
4.	Amazon.com, Inc.	3.3
5.	MasterCard, Inc., Class A	2.6
6.	Wal-Mart Stores, Inc.	2.4
7.	International Business Machines Corp.	2.3
8.	Visa, Inc., Class A	2.0
9.	Johnson & Johnson	2.0
10.	Praxair, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	39.3%
Health Care	13.8
Consumer Discretionary	12.3
Consumer Staples	7.2
Materials	7.0
Industrials	6.7
Energy	5.5
Financials	4.7
Telecommunication Services	2.1
Short-Term Investment	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		(31.35)%	(1.97)%	(5.27)%
With Sales Charge*		(34.95)	(3.02)	(5.78)
CLASS B SHARES	1/14/94
Without CDSC		(31.35)	(2.41)	(5.78)
With CDSC**		(36.35)	(2.85)	(5.78)
CLASS C SHARES	11/4/97
Without CDSC		(31.27)	(2.38)	(5.81)
With CDSC***		(32.27)	(2.38)	(5.81)
CLASS R2 SHARES	11/3/08	(31.48)	(2.22)	(5.54)
CLASS R5 SHARES	4/14/09	(31.15)	(1.73)	(5.02)
SELECT CLASS SHARES	2/28/92	(31.13)	(1.72)	(5.02)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. Class R2 and Class R5 performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   11

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1991
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$377,611
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities,* returned –21.78%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –29.03% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. Equity markets remained volatile, hitting fresh lows in early March 2009.

Through late March and April, amid signs that the rate of global economic decline was beginning to moderate, markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears and spurred further advances, helping to ease losses suffered by equity investors over the past year.

Despite being affected by these market conditions on an absolute basis, the Fund outperformed its benchmark for the period, due primarily to stock selection in the capital markets and basic materials sectors.

Morgan Stanley, one of the Fund’s largest holdings, was the top contributor to performance over the past year. Our bet on investment banks was predicated on the fact that mark-to-market accounting resulted in recognizing their losses earlier than commercial banks, which do not mark down their loan portfolios until actual payment experience deteriorates. In addition, investment banks appeared to be the first area of the financial sector to start recovering, helped by improving capital markets activity (especially investment-grade debt issuance), cutting costs and having lower exposure to consumer finance than banking peers. Another top contributor was specialty chemical company Rohm and Haas Co. Shares rose after the company agreed to be acquired by Dow Chemical for a 74% premium despite the slowdown in the U.S. economy. Dow believed Rohm and Haas to be an attractive acquisition since the combined firm significantly broadens Dow’s range of product offerings. In addition, there were significant synergies present, as Rohm and Haas is the biggest consumer of propylene, used to make acrylics, which Dow produces.

On the negative side, stock selection in the insurance and infrastructure sectors weighed on returns.

The largest detractor from performance over the past year was life and mortgage insurer Genworth Financial Inc. Shares of the company declined significantly last fall after management reported a net loss for the third quarter, driven primarily by large investment losses. Genworth Financial’s problems were compounded by a downgrade of its debt rating by Moody’s Investors Service and the announcement earlier this year that the company was not eligible to participate in the U.S. Treasury’s capital purchase program. Another top detractor was Freddie Mac, the government-sponsored enterprise providing support for the U.S. residential mortgage market. Initially, shares declined on concerns that the severity of the credit crunch and declining housing market would require the company to raise additional capital. Eventually these fears led the U.S. Treasury to place Freddie Mac into a conservatorship, effectively wiping out value for shareholders. We believe that the government’s action was not triggered by a failure of Freddie Mac to meet any of its obligations; nevertheless, we recognized that this risk existed and trimmed our position prior to the government’s action.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund focused on stock selection as its primary driver of excess returns. Sector bets were relatively constrained; however; within broad sectors, we established positions in companies that reflected broader themes. While the past 18 months have been very painful for U.S. equity investors, we continue to believe that the market dislocation has presented value investors with a rare and historic opportunity. Value stocks have experienced a significant reversal from historic lows over the past several months, but we continue to believe that many stocks look extremely cheap based on historical levels and offer the potential for investors to realize above-average returns.

12   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	6.0%
2.	Verizon Communications, Inc.	5.0
3.	Chevron Corp.	4.0
4.	Bank of America Corp.	3.2
5.	Goldman Sachs Group, Inc. (The)	2.8
6.	Wells Fargo & Co.	2.7
7.	Hewlett-Packard Co.	2.5
8.	Pfizer, Inc.	2.2
9.	Occidental Petroleum Corp.	2.2
10.	Procter & Gamble Co.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	23.1%
Energy	19.2
Health Care	11.3
Information Technology	8.6
Consumer Discretionary	8.0
Consumer Staples	7.6
Industrials	7.2
Utilities	5.5
Telecommunication Services	5.3
Materials	4.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   13

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(22.00)%	(2.31)%	(1.91)%
With Sales Charge*		(26.09)	(3.36)	(2.44)
CLASS B SHARES	1/14/94
Without CDSC		(22.32)	(2.83)	(2.42)
With CDSC**		(27.32)	(3.29)	(2.42)
CLASS C SHARES	3/22/99
Without CDSC		(22.34)	(2.86)	(2.54)
With CDSC***		(23.34)	(2.86)	(2.54)
CLASS R2 SHARES	11/3/08	(22.18)	(2.61)	(2.15)
CLASS R5 SHARES	5/15/06	(21.58)	(1.95)	(1.59)
SELECT CLASS SHARES	3/1/91	(21.78)	(2.08)	(1.65)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 17, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$1,525,116
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities,* returned –21.04%** (Institutional Class Shares) for the 12 months ended June 30, 2009, compared to the –26.21% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Through the first eight months of the period, the market traded down sharply, driven by the credit crisis and the global economic recession. In response, national governments and central banks around the globe began to intervene. In mid-March and into April and May, market sentiment began to change, as economic reports were not as bad as previously forecasted and first-quarter earnings generally were better than expected. Although the Fund’s absolute performance was negative, it did outperform its benchmark for the period.

Stock selection in the energy, pharmaceutical/medical technology and capital markets sectors contributed to performance.

Within the capital markets sector, a position in Goldman Sachs aided performance, as the company’s stock was able to rebound from its depressed levels at the end of 2008. The investment bank was helped by improving capital markets activity, cost cutting and having lower exposure to consumer finance than its peers. With several key competitors eliminated or crippled, Goldman benefited from these improving trends. In the pharmaceutical/medical technology sector, Schering-Plough contributed to performance, as the announcement that Merck would acquire the drug-maker at a premium sent shares upward in March. Merck found the acquisition attractive due to Schering-Plough’s strong pipeline of drugs and the potential to benefit from cost synergies.

Alternatively, stock selection in the autos and transportation, infrastructure and health services and systems sectors detracted from performance.

Within the autos and transportation sector, an overweight in Norfolk Southern detracted, as lower shipping volumes and concern surrounding possible government re-regulation of the railroad industry weighed on the stock. Additionally, management did not cut costs aggressively enough to fully offset the slowdown in volumes. In the basic materials sector, a position in U.S. Steel also hindered returns, as the global steel manufacturer’s profits were down significantly due to the economic recession. The company’s global reach was no defense against the worldwide nature of the economic downturn and plummeting steel prices.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund had been modestly positioned for an economic recovery by owning inexpensive stocks with good management teams and strong balance sheets. The Fund was overweight in technology stocks, because we believe that sector is poised to benefit from an economic recovery. Alternatively, it remained underweight in industrial stocks that may not react as quickly to economic improvements.

The Fund utilized active stock selection with a systematic valuation process, investing in a diversified portfolio of U.S. large-cap equities. To help ensure stock selection was the principal source of potential excess return, we allowed only modest deviations in sector weightings relative to the S&P 500 Index. We also limited the Fund’s cash position in order to remain as fully invested as possible.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.3%
2.	Hewlett-Packard Co.	3.3
3.	Microsoft Corp.	3.0
4.	Cisco Systems, Inc.	2.7
5.	Abbott Laboratories	2.2
6.	Goldman Sachs Group, Inc. (The)	2.1
7.	Occidental Petroleum Corp.	2.1
8.	Chevron Corp.	2.1
9.	Merck & Co., Inc.	2.1
10.	Google, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	22.1%
Health Care	13.4
Energy	12.8
Financials	12.8
Consumer Staples	11.5
Consumer Discretionary	8.2
Industrials	7.3
Telecommunication Services	3.6
Materials	3.4
Utilities	3.2
Short-Term Investment	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   15

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(21.36)%	(0.34)%	(1.88)%
With Sales Charge*		(25.49)	(1.40)	(2.40)
CLASS B SHARES	9/10/01
Without CDSC		(21.78)	(0.87)	(2.33)
With CDSC**		(26.78)	(1.28)	(2.33)
CLASS C SHARES	9/10/01
Without CDSC		(21.69)	(0.86)	(2.33)
With CDSC***		(22.69)	(0.86)	(2.33)
CLASS R2 SHARES	11/3/08	(21.46)	(0.36)	(1.89)
CLASS R5 SHARES	5/15/06	(20.91)	0.14	(1.45)
INSTITUTIONAL CLASS SHARES	9/17/93	(21.04)	0.09	(1.48)
SELECT CLASS SHARES	9/10/01	(21.04)	(0.05)	(1.63)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 12/31/97 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$3,760,236
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide a high total return from a portfolio of selected equity securities,* returned –20.03%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –26.21% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Through the first eight months of the period, the market traded down sharply, driven by the credit crisis, followed by a global economic recession. In response, national governments and central banks around the globe began to intervene. About mid-March and into April and May, market sentiment began to change as economic reports were not as bad as previously forecasted, and first-quarter earnings generally were better than expected.

Stock selection in the energy, industrial cyclical and basic materials sectors contributed to performance. Long positions in all three sectors aided results, with short positions also adding value in the energy and basic materials sectors.

Within the industrial cyclical sector, a position in United Technologies aided results. The company held up better than its peers as good management, aggressive cost-cutting and share buybacks helped keep the stock afloat during the economic recession. Additionally, United Technologies, unlike some of its competitors, does not have a financial subsidiary component, a source of much distress for some of its peers over the past year. Within the basic materials sector, an overweight in Freeport-McMoRan contributed to performance. Shares of the copper and gold mining company have been strong since its better-than-expected earnings announcement in late April. Lower capital costs and a recovery in the demand for copper have helped the company’s profitability and share price.

Alternatively, long and short positions in the autos and transportation, infrastructure and health services and systems sectors, detracted from performance.

Within the autos and transportation sector, an overweight in Norfolk Southern detracted as lower shipping volumes and concern over possible government re-regulation of the railroad industry have weighed on the stock. Additionally, management did not cut costs aggressively enough to fully offset the slowdown in volumes. Within the basic materials sector, a position in U.S. Steel also hindered returns as the global steel manufacturer’s profits were down significantly due to the economic recession. The company’s global reach was no defense against the worldwide nature of the economic downturn as steel prices plummeted.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund had been modestly positioned for an economic recovery by owning inexpensive stocks with good management teams and strong balance sheets. The Fund was overweight in technology stocks as we believe that sector is most poised to benefit from an economic recovery. Alternatively, it remained underweight in industrial stocks that may not react as quickly to economic improvements. Overall, the Fund aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The Fund was managed to be nearly 100% invested in the stock market at all times. The average long-to-short exposure over the period was 118% to 18%.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   17

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.7%
2.	Hewlett-Packard Co.	3.2
3.	Microsoft Corp.	2.5
4.	Cisco Systems, Inc.	2.5
5.	Abbott Laboratories	2.1
6.	Occidental Petroleum Corp.	2.0
7.	Goldman Sachs Group, Inc. (The)	2.0
8.	Merck & Co., Inc.	1.9
9.	Google, Inc., Class A	1.9
10.	Procter & Gamble Co.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	22.2%
Health Care	12.8
Financials	12.5
Energy	11.9
Consumer Staples	10.9
Consumer Discretionary	8.9
Industrials	7.9
Materials	3.6
Utilities	3.3
Telecommunication Services	3.2
Investment Company	0.2
Short-Term Investment	2.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Texas Instruments, Inc.	6.3%
2.	ITT Corp.	4.4
3.	Raytheon Co.	4.2
4.	Eli Lilly & Co.	3.9
5.	Dover Corp.	3.6
6.	XTO Energy, Inc.	3.1
7.	Waste Management, Inc.	3.1
8.	Federated Investors, Inc., Class B	2.6
9.	TJX Cos., Inc.	2.6
10.	Colgate-Palmolive Co.	2.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Industrials	26.9%
Information Technology	19.2
Consumer Discretionary	16.2
Financials	11.2
Health Care	11.1
Energy	6.5
Utilities	3.6
Consumer Staples	3.2
Materials	2.1

***	Percentages indicated are based upon total long investments as of June 30, 2009. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		(20.23)%	(2.11)%	0.90%
With Sales Charge*		(24.43)	(3.84)	(0.58)
CLASS C SHARES	11/1/05
Without CDSC		(20.64)	(2.58)	0.40
With CDSC**		(21.64)	(2.58)	0.40
CLASS R2 SHARES	11/3/08	(20.33)	(2.15)	0.86
CLASS R5 SHARES	5/15/06	(19.89)	(1.65)	1.32
SELECT CLASS SHARES	11/1/05	(20.03)	(1.85)	1.16

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index, the Lipper Extended U.S. Large Cap Core Funds Average and the Lipper Long/Short Equity Funds Average from November 1, 2005 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large Cap Core Funds Average and the Lipper Long/Short Equity Funds Average include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. The Lipper Long/Short Equity Funds Average, the Fund’s former secondary index, represents the total returns of similarly managed mutual funds. The Fund has changed its secondary index to the Lipper Extended U.S. Large Cap Core Funds Average because Lipper independently redesignated the Fund’s peer group as “Extended U.S. Large Cap Core Funds.” Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   19

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$67,209
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Value Plus Fund, which seeks long-term capital appreciation,* returned –20.64%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –29.03% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs, and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. Equity markets remained volatile, hitting fresh lows in early March 2009.

Through late March and April, amid signs that the rate of global economic decline was beginning to moderate, markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears and spurred further advances, helping to ease losses suffered by equity investors over the past year.

Despite being affected by these market conditions on an absolute basis, the Fund outperformed its benchmark for the period due primarily to stock selection in the basic materials and capital markets sectors. Short positions in the retail and technology sectors also added to performance.

Morgan Stanley, one of the Fund’s largest holdings, was the top contributor to performance over the past year. Our bet on investment banks was predicated on the fact that mark-to-market accounting resulted in recognizing their losses earlier than commercial banks, which do not mark down their loan portfolios until actual payment experience deteriorates. In addition, the investment banks appeared to be the first area of the financial sector to start recovering, helped by improving capital markets activity (especially investment-grade debt issuance), cutting costs and having lower exposure to consumer finance than banking peers. Another top contributor was specialty chemical company Rohm and Haas Co. Shares rose after the company agreed to be acquired by Dow Chemical Co. for a 74% premium despite the slowdown in the U.S. economy. Dow believed Rohm and Haas to be an attractive acquisition as the combined firm significantly broadens Dow’s range of product offerings. In addition, there were significant synergies present as Rohm and Haas is the biggest consumer of propylene, used to make acrylics, which Dow produces.

On the negative side, stock selection in the real estate investment trust (REITs) and insurance sectors weighted on returns.

The largest detractor from performance over the past year was life and mortgage insurer Genworth Financial Inc. Shares of the company declined significantly last fall after management reported a net loss for the third quarter, driven primarily by large investment losses. Genworth Financial’s problems were compounded by a downgrade of its debt rating by Moody’s Investors Service and the announcement earlier this year that the company was not eligible to participate in the U.S. Treasury’s capital purchase program. Another top detractor was Freddie Mac, the government-sponsored enterprise providing support for the U.S. residential mortgage market. Initially, shares declined on concerns that the severity of the credit crunch and the declining housing market would require the company to raise additional capital. Eventually these fears led the U.S. Treasury to place Freddie Mac into a conservatorship, effectively wiping out value for shareholders. We believe that the government’s action was not triggered by a failure of Freddie Mac to meet any of its obligations; nevertheless, we recognized that this risk existed and trimmed our position prior to the government’s action.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy utilized active stock selection with a systematic valuation process. This strategy invested in a diversified portfolio of 120–180 long and 50–100 short U.S. large-cap equities. Overall, the fund aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks for short positions. The average long-to-short exposure over the period was 117% to 17%. While the past 18 months have been very painful for U.S. Equity investors, we continue to believe that the market dislocation has presented value investors with a rare and historic opportunity. Value stocks have experienced a significant reversal from historic lows over the past several months, but we continue to believe that many stocks look extremely cheap based on historical levels and offer the potential for investors to realize above-average returns.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

20   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.0%
2.	Verizon Communications, Inc.	4.2
3.	Chevron Corp.	3.3
4.	JPMorgan Prime Money Market Fund	2.8
5.	Bank of America Corp.	2.7
6.	Wells Fargo & Co.	2.6
7.	Goldman Sachs Group, Inc. (The)	2.3
8.	Hewlett-Packard Co.	2.2
9.	Pfizer, Inc.	1.9
10.	CVS/Caremark Corp.	1.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.4%
Energy	16.5
Health Care	10.7
Information Technology	9.5
Consumer Discretionary	9.1
Consumer Staples	7.7
Industrials	7.3
Utilities	5.6
Telecommunication Services	4.8
Materials	4.6
Short-Term Investment	2.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	OM Group, Inc.	4.5%
2.	ITT Corp.	4.2
3.	St. Jude Medical, Inc.	2.7
4.	Linear Technology Corp.	2.7
5.	Nalco Holding Co.	2.6
6.	Markel Corp.	2.6
7.	Maxim Integrated Products, Inc.	2.4
8.	Progress Energy, Inc.	2.3
9.	Omnicom Group, Inc.	2.1
10.	SBA Communications Corp.	2.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Financials	16.9%
Industrials	14.8
Information Technology	14.8
Consumer Discretionary	13.8
Health Care	12.8
Utilities	8.7
Materials	7.9
Energy	4.9
Consumer Staples	3.3
Telecommunication Services	2.1

***	Percentages indicated are based upon total long investments as of June 30, 2009. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   21

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		(20.85)%	(24.15)%
With Sales Charge*		(25.03)	(26.68)
CLASS C SHARES	11/30/07
Without CDSC		(21.29)	(24.55)
With CDSC**		(22.29)	(24.55)
CLASS R5 SHARES	11/30/07	(20.51)	(23.81)
SELECT CLASS SHARES	11/30/07	(20.64)	(23.94)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Average from November 30, 2007 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index in an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.7%
	Aerospace & Defense — 2.9%
20	Boeing Co.	859
24	Goodrich Corp. (c)	1,209
16	Honeywell International, Inc.	502
1	L-3 Communications Holdings, Inc.	97
32	Northrop Grumman Corp.	1,462
44	United Technologies Corp.	2,297
		6,426
	Air Freight & Logistics — 0.1%
3	C.H. Robinson Worldwide, Inc.	151
1	FedEx Corp.	50
		201
	Auto Components — 0.5%
50	Johnson Controls, Inc. (c)	1,086
	Beverages — 1.7%
65	Coca-Cola Co. (The)	3,105
11	PepsiCo, Inc.	577
		3,682
	Biotechnology — 1.7%
8	Alexion Pharmaceuticals, Inc. (a) (c)	317
6	Amgen, Inc. (a)	312
29	Celgene Corp. (a)	1,407
36	Gilead Sciences, Inc. (a)	1,686
		3,722
	Capital Markets — 4.2%
43	Bank of New York Mellon Corp. (The)	1,251
25	Goldman Sachs Group, Inc. (The)	3,701
78	Morgan Stanley	2,215
34	State Street Corp.	1,586
21	TD AMERITRADE Holding Corp. (a)	374
		9,127
	Chemicals — 2.6%
26	Air Products & Chemicals, Inc.	1,647
115	Dow Chemical Co. (The)	1,848
59	E.l. du Pont de Nemours & Co. (c)	1,504
14	PPG Industries, Inc. (c)	623
		5,622
	Commercial Banks — 2.9%
36	BB&T Corp.	793
1	Comerica, Inc.	25
60	KeyCorp	316
55	Marshall & Ilsley Corp. (c)	263
111	Regions Financial Corp. (c)	446
13	SunTrust Banks, Inc.	216
17	TCF Financial Corp. (c)	221
28	U.S. Bancorp	493
144	Wells Fargo & Co. (c)	3,481
13	Zions Bancorp	155
		6,409
	Communications Equipment — 2.9%
179	Cisco Systems, Inc. (a)	3,338
73	Corning, Inc.	1,176
26	Juniper Networks, Inc. (a) (c)	616
29	QUALCOMM, Inc.	1,288
		6,418
	Computers & Peripherals — 5.0%
21	Apple, Inc. (a)	2,977
1	EMC Corp. (a)	18
93	Hewlett-Packard Co.	3,587
28	International Business Machines Corp.	2,955
29	NetApp, Inc. (a) (c)	566
34	SanDisk Corp. (a) (c)	496
16	Western Digital Corp. (a) (c)	419
		11,018
	Construction & Engineering — 0.1%
2	Fluor Corp.	118
1	Jacobs Engineering Group, Inc. (a)	42
		160
	Consumer Finance — 0.7%
25	American Express Co.	581
30	Capital One Financial Corp. (c)	648
38	Discover Financial Services	392
		1,621
	Diversified Consumer Services — 0.2%
1	Apollo Group, Inc., Class A (a) (c)	64
5	ITT Educational Services, Inc. (a) (c)	453
		517
	Diversified Financial Services — 2.2%
265	Bank of America Corp.	3,495
21	CIT Group, Inc. (c)	44
239	Citigroup, Inc. (c)	709
1	CME Group, Inc.	405
2	NYSE Euronext	60
		4,713

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Diversified Telecommunication Services — 3.4%
128		AT&T, Inc.	3,185
3		CenturyTel, Inc. (c)	101
2		Embarq Corp.	93
129		Verizon Communications, Inc.	3,973
			7,352
		Electric Utilities — 2.6%
7		American Electric Power Co., Inc.	191
17		Edison International	541
6		Entergy Corp.	457
16		Exelon Corp. (c)	835
7		FPL Group, Inc. (c)	404
78		NV Energy, Inc.	836
6		Pinnacle West Capital Corp. (c)	172
31		Portland General Electric Co.	608
55		Southern Co. (c)	1,707
			5,751
		Electrical Equipment — 0.4%
3		Cooper Industries Ltd., Class A (c)	103
23		Emerson Electric Co.	732
			835
		Electronic Equipment, Instruments & Components — 0.3%
33		Tyco Electronics Ltd., (Switzerland) (c)	610
		Energy Equipment & Services — 1.3%
5		Baker Hughes, Inc.	171
47		Halliburton Co.	965
12		National Oilwell Varco, Inc. (a)	379
28		Noble Corp.	838
11		Schlumberger Ltd.	579
			2,932
		Food & Staples Retailing — 3.3%
68		CVS/Caremark Corp.	2,174
48		Safeway, Inc. (c)	982
19		SUPERVALU, Inc. (c)	246
32		SYSCO Corp. (c)	719
64		Wal-Mart Stores, Inc.	3,110
			7,231
		Food Products — 2.7%
4		Archer-Daniels-Midland Co.	104
28		ConAgra Foods, Inc.	532
40		General Mills, Inc.	2,252
10		Kellogg Co. (c)	447
70		Kraft Foods, Inc., Class A	1,761
81		Sara Lee Corp.	787
			5,883
		Health Care Equipment & Supplies — 2.3%
38		Baxter International, Inc.	2,028
29		Covidien plc, (Ireland)	1,101
36		Medtronic, Inc.	1,259
15		Zimmer Holdings, Inc. (a)	618
			5,006
		Health Care Providers & Services — 2.2%
31		Aetna, Inc.	772
15		Cardinal Health, Inc.	467
21		CIGNA Corp.	516
14		Express Scripts, Inc. (a)	969
15		McKesson Corp.	656
3		UnitedHealth Group, Inc.	67
29		WellPoint, Inc. (a)	1,450
			4,897
		Hotels, Restaurants & Leisure — 1.6%
16		Darden Restaurants, Inc.	541
43		International Game Technology (c)	685
26		McDonald’s Corp.	1,518
19		Royal Caribbean Cruises Ltd. (c)	251
28		Starwood Hotels & Resorts Worldwide, Inc. (c)	617
			3,612
		Household Durables — 0.4%
26		D.R. Horton, Inc. (c)	245
28		KB Home	387
21		Lennar Corp., Class A (c)	199
—	(h)	Mohawk Industries, Inc. (a)		7
—	(h)	Whirlpool Corp. (c)	9
			847
		Household Products — 2.2%
95		Procter & Gamble Co.	4,834
		Industrial Conglomerates — 1.0%
185		General Electric Co.	2,162
6		Textron, Inc.	56
2		Tyco International Ltd., (Bermuda)	52
			2,270
		Insurance — 2.2%
10		Aflac, Inc.	302
2		Allstate Corp. (The)	59
3		AON Corp.	125

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Insurance — Continued
24		Axis Capital Holdings Ltd., (Bermuda)	620
2		Chubb Corp. (The)	80
5		Lincoln National Corp.	84
7		MetLife, Inc. (c)	195
1		PartnerRe Ltd., (Bermuda)	65
24		Principal Financial Group, Inc.	443
32		Prudential Financial, Inc.	1,172
17		RenaissanceRe Holdings Ltd., (Bermuda) (c)	805
19		Travelers Cos., Inc. (The)	767
3		Unum Group	46
12		XL Capital Ltd., (Bermuda), Class A	141
			4,904
		Internet & Catalog Retail — 0.7%
13		Amazon.com, Inc. (a)	1,121
26		Expedia, Inc. (a)	394
			1,515
		Internet Software & Services — 1.7%
8		Google, Inc., Class A (a) (c)	3,542
13		Yahoo!, Inc. (a)	205
			3,747
		IT Services — 1.4%
3		Affiliated Computer Services, Inc., Class A (a)	129
30		Automatic Data Processing, Inc.	1,054
2		Fidelity National Information Services, Inc.	40
—	(h)	Fiserv, Inc. (a)	18
5		MasterCard, Inc., Class A	820
41		Paychex, Inc. (c)	1,023
3		Western Union Co. (The)	48
			3,132
		Life Sciences Tools & Services — 0.0% (g)
1		Thermo Fisher Scientific, Inc. (a)	41
		Machinery — 2.5%
33		Caterpillar, Inc. (c)	1,077
1		Cummins, Inc.	18
35		Deere & Co.	1,398
16		Eaton Corp.	714
7		Ingersoll-Rand Co., Ltd., (Ireland), Class A (a) (c)	155
49		PACCAR, Inc. (c)	1,593
11		Parker Hannifin Corp.	485
			5,440
		Media — 2.1%
9		DISH Network Corp., Class A (a)	143
12		News Corp., Class A	111
12		Time Warner Cable, Inc. (c)	380
74		Time Warner, Inc.	1,869
87		Walt Disney Co. (The)	2,032
			4,535
		Metals & Mining — 0.9%
14		Cliffs Natural Resources, Inc.	333
29		Freeport-McMoRan Copper & Gold, Inc. (c)	1,463
1		Newmont Mining Corp.	49
3		United States Steel Corp. (c)	122
			1,967
		Multiline Retail — 0.8%
16		Family Dollar Stores, Inc.	444
5		Kohl’s Corp. (a) (c)	218
27		Target Corp.	1,062
			1,724
		Multi-Utilities — 1.7%
58		CMS Energy Corp. (c)	696
36		PG&E Corp. (c)	1,376
39		Public Service Enterprise Group, Inc.	1,259
12		SCANA Corp.	393
			3,724
		Oil, Gas & Consumable Fuels — 10.8%
10		Anadarko Petroleum Corp.	440
26		Apache Corp.	1,854
75		Chevron Corp.	4,949
53		ConocoPhillips	2,208
11		Devon Energy Corp.	621
6		EOG Resources, Inc. (c)	394
130		Exxon Mobil Corp.	9,061
48		Occidental Petroleum Corp.	3,172
24		Southwestern Energy Co. (a)	925
8		Valero Energy Corp.	137
			23,761
		Paper & Forest Products — 0.0% (g)
1		Weyerhaeuser Co.	15
		Pharmaceuticals — 7.7%
81		Abbott Laboratories	3,801
78		Bristol-Myers Squibb Co. (c)	1,588
34		Johnson & Johnson	1,937
104		Merck & Co., Inc. (c)	2,908
7		Mylan, Inc. (a) (c)	95
273		Pfizer, Inc.	4,095
79		Schering-Plough Corp.	1,984
12		Wyeth	536
			16,944

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   25

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Real Estate Investment Trusts (REITs) — 1.0%
4		Alexandria Real Estate Equities, Inc.	150
6		Digital Realty Trust, Inc. (c)	219
18		Health Care REIT, Inc. (c)	620
4		ProLogis	33
7		Public Storage (c)	452
10		Realty Income Corp. (c)	213
10		Senior Housing Properties Trust (c)	157
11		Ventas, Inc.	331
			2,175
		Road & Rail — 1.8%
—	(h)	Burlington Northern Santa Fe Corp.	15
36		CSX Corp.	1,247
23		Norfolk Southern Corp. (c)	881
34		Union Pacific Corp.	1,775
			3,918
		Semiconductors & Semiconductor Equipment — 2.6%
72		Applied Materials, Inc. (c)	788
127		Atmel Corp. (a)	474
15		Intel Corp.	252
32		Intersil Corp., Class A (c)	407
21		Lam Research Corp. (a) (c)	536
203		LSI Corp. (a) (c)	924
107		National Semiconductor Corp.	1,347
11		Novellus Systems, Inc. (a) (c)	190
42		Xilinx, Inc. (c)	851
			5,769
		Software — 4.2%
283		Microsoft Corp.	6,736
85		Oracle Corp.	1,818
16		Salesforce.com, Inc. (a) (c)	611
1		Symantec Corp. (a)	8
			9,173
		Specialty Retail — 1.1%
17		Advance Auto Parts, Inc.	689
17		CarMax, Inc. (a)	250
11		Home Depot, Inc. (c)	257
20		Lowe’s Cos., Inc.	392
40		Staples, Inc.	797
			2,385
		Textiles, Apparel & Luxury Goods — 1.2%
19		Coach, Inc.	497
12		Nike, Inc., Class B	611
8		Polo Ralph Lauren Corp. (c)	439
19		V.F. Corp. (c)	1,041
			2,588
		Tobacco — 2.2%
123		Altria Group, Inc.	2,021
64		Philip Morris International, Inc.	2,774
			4,795
		Trading Companies & Distributors — 0.1%
1		Fastenal Co.	40
4		GATX Corp. (c)	92
			132
		Wireless Telecommunication Services — 0.6%
5		American Tower Corp., Class A (a)	155
10		Crown Castle International Corp. (a)	247
208		Sprint Nextel Corp. (a) (c)	1,000
			1,402
		Total Common Stocks (Cost $185,785)	216,568

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
300	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $307)	307
	Total Long-Term Investments (Cost $186,092)	216,875

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
2,667	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $2,667)	2,667
Investments of Cash Collateral for Securities on Loan — 18.6%
	Investment Company — 18.6%
40,861	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $40,861)	40,861
	Total Investments — 118.7% (Cost $229,620)	260,403
	Liabilities in Excess of Other Assets — (18.7)%	(40,943)
	NET ASSETS — 100.0%	$219,460

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	S&P 500 Index	09/17/09	$2,975	$(55)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Common Stocks — 98.0%
	Aerospace & Defense — 3.1%
60	Honeywell International, Inc.	1,871
58	United Technologies Corp.	3,009
		4,880
	Beverages — 1.9%
49	Coca-Cola Co. (The)	2,342
11	PepsiCo, Inc.	583
		2,925
	Capital Markets — 4.6%
87	Bank of New York Mellon Corp. (The)	2,541
8	Goldman Sachs Group, Inc. (The)	1,121
11	Northern Trust Corp.	601
38	T. Rowe Price Group, Inc. (c)	1,588
51	W.P. Carey & Co. LLC	1,281
		7,132
	Chemicals — 1.7%
20	Air Products & Chemicals, Inc.	1,305
29	PPG Industries, Inc. (c)	1,290
		2,595
	Commercial Banks — 5.6%
16	BancorpSouth, Inc.	322
44	BB&T Corp.	974
10	City National Corp. (c)	350
31	M&T Bank Corp. (c)	1,559
134	TCF Financial Corp. (c)	1,785
157	Wells Fargo & Co. (c)	3,811
		8,801
	Commercial Services & Supplies — 0.6%
37	Republic Services, Inc.	894
	Computers & Peripherals — 0.9%
13	International Business Machines Corp.	1,368
	Construction Materials — 0.5%
17	Vulcan Materials Co. (c)	733
	Consumer Finance — 0.5%
36	American Express Co.	825
	Distributors — 1.0%
45	Genuine Parts Co.	1,500
	Diversified Telecommunication Services — 6.6%
84	AT&T, Inc.	2,080
33	CenturyTel, Inc. (c)	1,010
107	Consolidated Communications Holdings, Inc.	1,253
174	Verizon Communications, Inc.	5,335
70	Windstream Corp.	588
		10,266
	Electric Utilities — 3.2%
81	American Electric Power Co., Inc.	2,352
14	FirstEnergy Corp.	538
92	Northeast Utilities	2,048
		4,938
	Electrical Equipment — 1.4%
69	Emerson Electric Co.	2,232
	Food & Staples Retailing — 1.2%
31	SYSCO Corp. (c)	688
26	Wal-Mart Stores, Inc.	1,245
		1,933
	Food Products — 3.1%
29	General Mills, Inc.	1,647
37	JM Smucker Co. (The)	1,799
56	Kraft Foods, Inc., Class A	1,415
		4,861
	Gas Utilities — 1.4%
44	EQT Corp.	1,536
22	ONEOK, Inc.	643
		2,179
	Health Care Equipment & Supplies — 1.2%
27	Becton, Dickinson & Co.	1,890
	Hotels, Restaurants & Leisure — 1.0%
28	McDonald’s Corp.	1,621
	Household Products — 3.1%
36	Kimberly-Clark Corp.	1,861
57	Procter & Gamble Co.	2,935
		4,796
	Insurance — 6.4%
49	Chubb Corp. (The)	1,958
42	Cincinnati Financial Corp.	934
47	IPC Holdings Ltd., (Bermuda)	1,290
46	MetLife, Inc. (c)	1,380
123	Old Republic International Corp.	1,216
64	OneBeacon Insurance Group Ltd., Class A	742
52	Travelers Cos., Inc. (The)	2,118
14	Willis Group Holdings Ltd., (United Kingdom)	358
		9,996
	Machinery — 1.5%
33	Caterpillar, Inc. (c)	1,080
35	Illinois Tool Works, Inc.	1,307
		2,387
	Marine — 0.5%
132	Seaspan Corp., (Hong Kong)	813

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 2.4%
52	McGraw-Hill Cos., Inc. (The)	1,566
27	Omnicom Group, Inc.	852
33	Regal Entertainment Group, Class A (c)	436
33	Time Warner, Inc.	829
		3,683
	Multi-Utilities — 3.7%
117	CMS Energy Corp. (c)	1,413
54	PG&E Corp.	2,080
124	Xcel Energy, Inc.	2,283
		5,776
	Oil, Gas & Consumable Fuels — 13.5%
62	Chevron Corp.	4,124
75	ConocoPhillips	3,142
43	Energy Transfer Equity LP	1,081
110	Exxon Mobil Corp.	7,655
22	Marathon Oil Corp.	648
44	NuStar GP Holdings LLC	1,009
13	Occidental Petroleum Corp.	869
64	Teekay Corp., (Bahamas) (c)	1,348
82	Williams Cos., Inc. (The)	1,283
		21,159
	Personal Products — 1.0%
49	Mead Johnson Nutrition Co., Class A (a) (c)	1,541
	Pharmaceuticals — 11.2%
27	Abbott Laboratories	1,261
79	Johnson & Johnson (c)	4,464
115	Merck & Co., Inc. (c)	3,204
59	Novartis AG, (Switzerland), ADR	2,386
267	Pfizer, Inc.	4,010
49	Wyeth	2,206
		17,531
	Real Estate Investment Trusts (REITs) — 3.4%
32	Agree Realty Corp.	579
77	Kimco Realty Corp. (c)	773
23	National Health Investors, Inc.	625
12	Plum Creek Timber Co., Inc. (c)	357
17	Public Storage (c)	1,100
55	Regency Centers Corp. (c)	1,917
		5,351
	Semiconductors & Semiconductor Equipment — 0.8%
76	Intel Corp.	1,251
	Software — 1.1%
75	Microsoft Corp.	1,790
	Specialty Retail — 3.4%
61	Gap, Inc. (The)	1,005
49	Home Depot, Inc. (c)	1,151
14	Sherwin-Williams Co. (The)	758
47	Tiffany & Co. (c)	1,202
36	TJX Cos., Inc.	1,142
		5,258
	Textiles, Apparel & Luxury Goods — 1.5%
15	Nike, Inc., Class B	777
27	V.F. Corp. (c)	1,500
		2,277
	Thrifts & Mortgage Finance — 1.0%
105	People’s United Financial, Inc. (c)	1,585
	Tobacco — 3.3%
44	Lorillard, Inc.	3,002
51	Philip Morris International, Inc.	2,207
		5,209
	Water Utilities — 0.7%
54	American Water Works Co., Inc.	1,030
	Total Long-Term Investments (Cost $135,438)	153,006
Short-Term Investment — 2.0%
	Investment Company — 2.0%
3,157	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (m) (Cost $3,157)	3,157
Investments of Cash Collateral for Securities on Loan — 17.8%
	Investment Company — 17.8%
27,829	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $27,829)	27,829
	Total Investments — 117.8% (Cost $166,424)	183,992
	Liabilities in Excess of Other Assets — (17.8)%	(27,864)
	NET ASSETS — 100.0%	$156,128

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   29

JPMorgan Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 3.8%
67	Honeywell International, Inc.	2,104
17	L-3 Communications Holdings, Inc.	1,158
25	Precision Castparts Corp.	1,804
97	United Technologies Corp. (c)	5,035
		10,101
	Capital Markets — 5.8%
105	Bank of New York Mellon Corp. (The)	3,066
26	Goldman Sachs Group, Inc. (The)	3,819
63	Morgan Stanley	1,799
59	Northern Trust Corp.	3,145
81	T. Rowe Price Group, Inc. (c)	3,388
		15,217
	Chemicals — 0.6%
98	Dow Chemical Co. (The)	1,577
	Commercial Banks — 6.8%
22	BancorpSouth, Inc.	457
78	BB&T Corp.	1,708
16	City National Corp. (c)	593
70	M&T Bank Corp. (c)	3,580
48	SunTrust Banks, Inc.	785
199	TCF Financial Corp. (c)	2,662
311	Wells Fargo & Co. (c)	7,538
59	Zions Bancorp	687
		18,010
	Communications Equipment — 0.7%
92	Cisco Systems, Inc. (a)	1,715
	Computers & Peripherals — 3.0%
18	Apple, Inc. (a)	2,492
71	Hewlett-Packard Co.	2,733
25	International Business Machines Corp.	2,579
		7,804
	Construction Materials — 0.4%
24	Vulcan Materials Co. (c)	1,026
	Consumer Finance — 1.4%
160	American Express Co.	3,714
	Diversified Financial Services — 2.2%
449	Bank of America Corp.	5,928
	Diversified Telecommunication Services — 4.5%
222	AT&T, Inc.	5,509
207	Verizon Communications, Inc.	6,359
		11,868
	Electric Utilities — 2.8%
72	American Electric Power Co., Inc.	2,086
106	Edison International	3,348
36	FPL Group, Inc. (c)	2,041
		7,475
	Electrical Equipment — 1.4%
37	Cooper Industries Ltd., Class A (c)	1,161
78	Emerson Electric Co.	2,521
		3,682
	Electronic Equipment, Instruments & Components — 0.8%
111	Tyco Electronics Ltd., (Switzerland) (c)	2,068
	Food & Staples Retailing — 4.2%
174	Safeway, Inc.	3,544
40	SYSCO Corp.	904
40	Walgreen Co.	1,182
112	Wal-Mart Stores, Inc.	5,435
		11,065
	Food Products — 1.7%
52	General Mills, Inc.	2,908
33	JM Smucker Co. (The)	1,605
		4,513
	Gas Utilities — 1.4%
29	Energen Corp.	1,137
74	EQT Corp.	2,573
		3,710
	Health Care Equipment & Supplies — 2.3%
50	Baxter International, Inc.	2,664
19	Becton, Dickinson & Co.	1,362
53	Covidien plc, (Ireland)	1,985
		6,011
	Health Care Providers & Services — 2.1%
34	Cardinal Health, Inc.	1,045
62	Lincare Holdings, Inc. (a) (c)	1,451
122	UnitedHealth Group, Inc.	3,050
		5,546
	Hotels, Restaurants & Leisure — 2.1%
114	Marriott International, Inc., Class A (c)	2,523
54	McDonald’s Corp.	3,110
		5,633

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 1.5%
45	Kimberly-Clark Corp.	2,354
32	Procter & Gamble Co.	1,617
		3,971
	Industrial Conglomerates — 1.2%
262	General Electric Co.	3,072
	Insurance — 5.7%
54	Aflac, Inc.	1,679
25	AON Corp.	947
64	Chubb Corp. (The)	2,564
89	Loews Corp. (c)	2,450
110	MetLife, Inc.	3,286
74	Travelers Cos., Inc. (The)	3,049
52	W.R. Berkley Corp.	1,123
		15,098
	IT Services — 0.3%
51	Western Union Co. (The)	843
	Machinery — 0.9%
38	Caterpillar, Inc. (c)	1,249
31	Illinois Tool Works, Inc.	1,157
		2,406
	Media — 4.7%
134	Comcast Corp., Class A	1,940
74	McGraw-Hill Cos., Inc. (The)	2,219
70	Omnicom Group, Inc.	2,211
54	Scripps Networks Interactive, Inc., Class A	1,489
80	Time Warner, Inc.	2,010
108	Walt Disney Co. (The)	2,517
		12,386
	Multi-Utilities — 1.7%
160	CMS Energy Corp. (c)	1,932
68	PG&E Corp. (c)	2,610
		4,542
	Oil, Gas & Consumable Fuels — 9.8%
76	Chevron Corp.	5,032
73	ConocoPhillips	3,061
42	Devon Energy Corp.	2,305
110	Exxon Mobil Corp.	7,696
90	Marathon Oil Corp.	2,715
152	Teekay Corp., (Bahamas) (c)	3,201
116	Williams Cos., Inc. (The)	1,804
		25,814
	Personal Products — 0.7%
57	Mead Johnson Nutrition Co., Class A (a) (c)	1,820
	Pharmaceuticals — 10.1%
44	Abbott Laboratories	2,065
99	Johnson & Johnson (c)	5,623
146	Merck & Co., Inc.	4,074
86	Novartis AG, (Switzerland), ADR	3,508
280	Pfizer, Inc.	4,203
123	Schering-Plough Corp.	3,092
90	Wyeth	4,085
		26,650
	Real Estate Investment Trusts (REITs) — 1.6%
234	Kimco Realty Corp. (c)	2,347
51	Regency Centers Corp. (c)	1,773
		4,120
	Real Estate Management & Development — 1.8%
124	Brookfield Asset Management, Inc., (Canada), Class A	2,120
313	Brookfield Properties Corp., (Canada) (c)	2,492
		4,612
	Road & Rail — 1.0%
54	Norfolk Southern Corp. (c)	2,019
13	Union Pacific Corp.	656
		2,675
	Software — 2.3%
252	Microsoft Corp.	5,990
	Specialty Retail — 3.4%
11	AutoZone, Inc. (a) (c)	1,632
99	Home Depot, Inc.	2,330
56	Lowe’s Cos., Inc.	1,091
26	Sherwin-Williams Co. (The)	1,386
40	Tiffany & Co. (c)	1,007
47	TJX Cos., Inc.	1,466
		8,912
	Textiles, Apparel & Luxury Goods — 1.7%
21	Nike, Inc., Class B (c)	1,087
60	V.F. Corp.	3,327
		4,414
	Tobacco — 1.9%
34	Lorillard, Inc.	2,311
63	Philip Morris International, Inc.	2,757
		5,068

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   31

JPMorgan Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Water Utilities — 0.7%
97	American Water Works Co., Inc.	1,846
	Total Long-Term Investments (Cost $276,150)	260,902
Short-Term Investment — 1.1%
	Investment Company — 1.1%
2,845	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,845)	2,845
Investments of Cash Collateral for Securities on Loan — 19.8%
	Investment Company — 19.8%
52,140	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $52,140)	52,140
	Total Investments — 119.9% (Cost $331,135)	315,887
	Liabilities in Excess of Other Assets — (19.9)%	(52,420)
	NET ASSETS — 100.0%	$263,467

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 97.7%
	Aerospace & Defense — 1.9%
61	General Dynamics Corp.	3,378
81	Lockheed Martin Corp.	6,552
		9,930
	Beverages — 0.7%
117	Hansen Natural Corp. (a)	3,594
	Biotechnology — 3.5%
185	Celgene Corp. (a)	8,865
209	Gilead Sciences, Inc. (a)	9,798
		18,663
	Capital Markets — 2.6%
28	BlackRock, Inc.	4,984
295	Charles Schwab Corp. (The)	5,179
92	T. Rowe Price Group, Inc. (c)	3,817
		13,980
	Chemicals — 4.5%
108	Monsanto Co.	8,048
61	Potash Corp. of Saskatchewan, Inc., (Canada)	5,678
139	Praxair, Inc.	9,886
		23,612
	Communications Equipment — 9.0%
525	Cisco Systems, Inc. (a)	9,781
253	Corning, Inc.	4,058
289	Juniper Networks, Inc. (a)	6,825
460	QUALCOMM, Inc.	20,805
86	Research In Motion Ltd., (Canada) (a)	6,097
		47,566
	Computers & Peripherals — 8.4%
168	Apple, Inc. (a)	23,938
115	International Business Machines Corp.	12,048
326	NetApp, Inc. (a)	6,437
131	SanDisk Corp. (a)	1,921
		44,344
	Construction & Engineering — 1.1%
32	Jacobs Engineering Group, Inc. (a)	1,356
171	Shaw Group, Inc. (The) (a)	4,684
		6,040
	Diversified Consumer Services — 1.4%
106	Apollo Group, Inc., Class A (a) (c)	7,567
	Diversified Financial Services — 1.3%
60	IntercontinentalExchange, Inc. (a)	6,832
	Electrical Equipment — 1.6%
53	First Solar, Inc. (a)	8,614
	Electronic Equipment, Instruments & Components — 1.3%
213	Amphenol Corp., Class A	6,727
	Energy Equipment & Services — 2.2%
138	National Oilwell Varco, Inc. (a)	4,506
72	Schlumberger Ltd.	3,884
45	Transocean Ltd., (Switzerland) (a)	3,357
		11,747
	Food & Staples Retailing — 2.4%
261	Wal-Mart Stores, Inc.	12,619
	Food Products — 1.5%
144	General Mills, Inc.	8,072
	Health Care Equipment & Supplies — 1.7%
90	Baxter International, Inc.	4,777
27	Intuitive Surgical, Inc. (a) (c)	4,353
		9,130
	Health Care Providers & Services — 2.6%
111	Express Scripts, Inc. (a)	7,657
240	UnitedHealth Group, Inc.	5,990
		13,647
	Hotels, Restaurants & Leisure — 1.9%
97	Darden Restaurants, Inc.	3,193
72	Panera Bread Co., Class A (a) (c)	3,585
88	Wynn Resorts Ltd. (a) (c)	3,099
		9,877
	Household Products — 0.5%
50	Procter & Gamble Co.	2,540
	Internet & Catalog Retail — 4.6%
208	Amazon.com, Inc. (a)	17,438
63	priceline.com, Inc. (a) (c)	6,983
		24,421
	Internet Software & Services — 5.3%
291	Akamai Technologies, Inc. (a)	5,572
54	Google, Inc., Class A (a)	22,629
		28,201
	IT Services — 5.8%
226	Cognizant Technology Solutions Corp., Class A (a)	6,029
82	MasterCard, Inc., Class A	13,741
173	Visa, Inc., Class A	10,790
		30,560
	Life Sciences Tools & Services — 1.2%
161	Illumina, Inc. (a)	6,265
	Machinery — 1.1%
187	PACCAR, Inc.	6,076

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   33

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 1.3%
287	DIRECTV Group, Inc. (The) (a) (c)	7,100
	Metals & Mining — 2.6%
166	Freeport-McMoRan Copper & Gold, Inc.	8,293
299	Vale SA, (Brazil), ADR	5,279
		13,572
	Multiline Retail — 1.1%
61	Kohl’s Corp. (a)	2,621
151	Nordstrom, Inc. (c)	2,999
		5,620
	Oil, Gas & Consumable Fuels — 3.3%
126	Occidental Petroleum Corp.	8,318
183	PetroHawk Energy Corp. (a)	4,083
123	Petroleo Brasileiro S.A., (Brazil), ADR	5,041
		17,442
	Pharmaceuticals — 4.8%
149	Allergan, Inc.	7,075
189	Johnson & Johnson	10,752
154	Teva Pharmaceutical Industries Ltd., (Israel), ADR	7,594
		25,421
	Professional Services — 0.4%
85	Robert Half International, Inc.	2,008
	Real Estate Investment Trusts (REITs) — 0.7%
109	Digital Realty Trust, Inc. (c)	3,897
	Road & Rail — 0.6%
40	Burlington Northern Santa Fe Corp.	2,954
	Semiconductors & Semiconductor Equipment — 4.8%
356	Broadcom Corp., Class A (a)	8,813
239	Lam Research Corp. (a)	6,219
576	Marvell Technology Group Ltd., (Bermuda) (a)	6,699
174	Xilinx, Inc.	3,568
		25,299
	Software — 4.8%
396	Activision Blizzard, Inc. (a)	5,004
202	Microsoft Corp.	4,799
404	Oracle Corp.	8,655
171	Red Hat, Inc. (a)	3,434
85	Salesforce.com, Inc. (a)	3,260
		25,152
	Specialty Retail — 2.0%
171	Bed Bath & Beyond, Inc. (a)	5,270
157	Best Buy Co., Inc.	5,255
		10,525
	Tobacco — 2.2%
204	Altria Group, Inc.	3,347
186	Philip Morris International, Inc.	8,114
		11,461
	Wireless Telecommunication Services — 1.0%
160	American Tower Corp., Class A (a)	5,057
	Total Common Stocks (Cost $468,770)	516,132
	Preferred Stock — 1.2%
323	Vivo Participacoes S.A., (Brazil), ADR (c) (Cost $5,061)	6,123
	Total Long-Term Investments (Cost $473,831)	522,255

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.4%
	Investment Company — 1.4%
7,176	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (m) (Cost $7,176)	7,176

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 4.6%
	Certificate of Deposit — 0.4%
2,000	Calyon, New York, VAR, 0.396%, 03/15/10	1,974
	Corporate Notes — 1.0%
2,000	BBVA U.S. Senior S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	1,973
3,500	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e)	3,357
		5,330

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Investment Company — 3.2%
17,232	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l)	17,232
	Total Investments of Cash Collateral for Securities on Loan (Cost $24,731)	24,536
	Total Investments — 104.9% (Cost $505,738)	553,967
	Liabilities in Excess of Other Assets — (4.9)%	(25,684)
	NET ASSETS — 100.0%	$528,283

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 98.9%
	Aerospace & Defense — 1.6%
20	Goodrich Corp.	1,012
50	Honeywell International, Inc.	1,574
32	Precision Castparts Corp.	2,301
24	United Technologies Corp.	1,241
		6,128
	Auto Components — 1.0%
169	Johnson Controls, Inc.	3,660
	Beverages — 1.1%
87	Coca-Cola Co. (The)	4,154
	Biotechnology — 0.5%
39	Celgene Corp. (a)	1,847
	Capital Markets — 6.4%
71	Goldman Sachs Group, Inc. (The)	10,525
233	Morgan Stanley	6,653
144	State Street Corp.	6,815
		23,993
	Chemicals — 2.3%
38	Air Products & Chemicals, Inc.	2,436
299	Dow Chemical Co. (The)	4,828
61	E.l. du Pont de Nemours & Co.	1,571
		8,835
	Commercial Banks — 4.7%
140	BB&T Corp.	3,075
152	KeyCorp	798
123	SunTrust Banks, Inc.	2,018
91	U.S. Bancorp	1,639
417	Wells Fargo & Co.	10,125
		17,655
	Commercial Services & Supplies — 0.3%
53	Republic Services, Inc.	1,303
	Communications Equipment — 2.4%
197	Cisco Systems, Inc. (a)	3,664
327	Corning, Inc.	5,257
		8,921
	Computers & Peripherals — 2.5%
241	Hewlett-Packard Co.	9,305
	Consumer Finance — 2.1%
177	Capital One Financial Corp.	3,875
399	SLM Corp. (a)	4,097
		7,972
	Containers & Packaging — 0.9%
72	Ball Corp.	3,241
	Diversified Financial Services — 3.2%
913	Bank of America Corp.	12,056
	Diversified Telecommunication Services — 5.0%
615	Verizon Communications, Inc.	18,900
	Electric Utilities — 4.2%
160	American Electric Power Co., Inc.	4,609
105	Edison International	3,318
57	Exelon Corp.	2,924
273	NV Energy, Inc.	2,942
71	Southern Co.	2,197
		15,990
	Energy Equipment & Services — 1.9%
26	Baker Hughes, Inc.	929
161	Halliburton Co.	3,330
55	Schlumberger Ltd.	2,991
		7,250
	Food & Staples Retailing — 3.8%
215	CVS/Caremark Corp.	6,866
190	Safeway, Inc.	3,871
53	SYSCO Corp.	1,197
47	Wal-Mart Stores, Inc.	2,291
		14,225
	Food Products — 0.7%
46	General Mills, Inc.	2,551
	Health Care Equipment & Supplies — 0.8%
30	Baxter International, Inc.	1,583
42	Covidien plc, (Ireland)	1,582
		3,165
	Health Care Providers & Services — 3.1%
84	Aetna, Inc.	2,107
71	Cardinal Health, Inc.	2,163
86	McKesson Corp.	3,796
74	WellPoint, Inc. (a)	3,785
		11,851
	Hotels, Restaurants & Leisure — 1.2%
126	International Game Technology	2,008
69	Royal Caribbean Cruises Ltd.	939
65	Starwood Hotels & Resorts Worldwide, Inc.	1,446
		4,393
	Household Durables — 0.3%
103	Lennar Corp., Class A	995

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 2.0%
148	Procter & Gamble Co.	7,544
	Industrial Conglomerates — 1.5%
330	General Electric Co.	3,868
70	Tyco International Ltd., (Bermuda)	1,807
		5,675
	Insurance — 4.8%
105	ACE Ltd., (Switzerland)	4,647
88	Assurant, Inc.	2,130
37	Axis Capital Holdings Ltd., (Bermuda)	956
204	Genworth Financial, Inc., Class A	1,423
93	Prudential Financial, Inc.	3,467
53	RenaissanceRe Holdings Ltd., (Bermuda)	2,446
77	Travelers Cos., Inc. (The)	3,163
		18,232
	Internet Software & Services — 0.5%
4	Google, Inc., Class A (a)	1,762
	Machinery — 1.7%
35	Eaton Corp.	1,580
64	Joy Global, Inc.	2,270
60	Parker Hannifin Corp.	2,595
		6,445
	Media — 4.9%
162	Time Warner Cable, Inc.	5,133
236	Time Warner, Inc.	5,946
250	Virgin Media, Inc.	2,339
225	Walt Disney Co. (The)	5,254
		18,672
	Metals & Mining — 0.5%
38	Freeport-McMoRan Copper & Gold, Inc.	1,889
	Multi-Utilities — 1.2%
134	CMS Energy Corp.	1,613
53	PG&E Corp.	2,054
32	Public Service Enterprise Group, Inc.	1,044
		4,711
	Oil, Gas & Consumable Fuels — 17.1%
98	Anadarko Petroleum Corp.	4,454
98	Apache Corp.	7,101
225	Chevron Corp.	14,908
67	Devon Energy Corp.	3,660
324	Exxon Mobil Corp. (c)	22,678
16	Hess Corp.	834
125	Occidental Petroleum Corp.	8,248
33	Peabody Energy Corp.	984
109	Williams Cos., Inc. (The)	1,697
		64,564
	Pharmaceuticals — 6.8%
76	Abbott Laboratories (m)	3,588
56	Bristol-Myers Squibb Co.	1,133
200	Merck & Co., Inc.	5,595
559	Pfizer, Inc.	8,381
275	Schering-Plough Corp.	6,903
		25,600
	Real Estate Investment Trusts (REITs) — 1.1%
71	Alexandria Real Estate Equities, Inc. (c)	2,553
116	Annaly Capital Management, Inc.	1,762
		4,315
	Road & Rail — 2.0%
51	CSX Corp.	1,752
170	Hertz Global Holdings, Inc. (a) (c)	1,355
47	Norfolk Southern Corp.	1,754
53	Union Pacific Corp.	2,761
		7,622
	Semiconductors & Semiconductor Equipment — 1.1%
102	Applied Materials, Inc.	1,116
63	Intersil Corp., Class A	792
173	LSI Corp. (a)	787
113	National Semiconductor Corp.	1,415
		4,110
	Software — 2.2%
172	Microsoft Corp.	4,078
269	Symantec Corp. (a)	4,192
		8,270
	Specialty Retail — 0.3%
57	Staples, Inc.	1,140
	Textiles, Apparel & Luxury Goods — 0.3%
20	Polo Ralph Lauren Corp.	1,069
	Thrifts & Mortgage Finance — 0.6%
506	MGIC Investment Corp. (c)	2,228
	Wireless Telecommunication Services — 0.3%
239	Sprint Nextel Corp. (a)	1,148
	Total Common Stocks (Cost $348,432)	373,386

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Preferred Stock — 0.5%
	Metals & Mining — 0.5%
23	Freeport-McMoRan Copper & Gold, Inc., 6.750%, 05/01/10 (Cost $1,503)	1,848
	Total Long-Term Investments (Cost $349,935)	375,234

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 6.6%
	Certificate of Deposit — 0.3%
1,250	Calyon, New York, VAR, 0.396%, 03/15/10	1,233
	Corporate Notes — 0.9%
2,000	BBVA U.S. Senior S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	1,973
1,500	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e)	1,439
		3,412

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 5.4%
20,309	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l)	20,309
	Total Investments of Cash Collateral for Securities on Loan (Cost $25,058)	24,954
	Total Investments — 106.0% (Cost $374,993)	400,188
	Liabilities in Excess of Other Assets — (6.0)%	(22,577)
	NET ASSETS — 100.0%	$377,611

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.8%
	Common Stocks — 97.8%
	Aerospace & Defense — 1.6%
103	Boeing Co.	4,398
383	United Technologies Corp. (c)	19,886
		24,284
	Auto Components — 0.7%
505	Johnson Controls, Inc. (c)	10,972
	Beverages — 2.2%
476	Coca-Cola Co. (The)	22,832
190	PepsiCo, Inc.	10,432
		33,264
	Biotechnology — 1.9%
18	Alexion Pharmaceuticals, Inc. (a) (c)	754
112	Amgen, Inc. (a)	5,916
198	Celgene Corp. (a) (c)	9,487
270	Gilead Sciences, Inc. (a) (c)	12,660
		28,817
	Capital Markets — 5.0%
45	Ameriprise Financial, Inc. (c)	1,101
478	Bank of New York Mellon Corp. (The)	14,004
212	Goldman Sachs Group, Inc. (The)	31,233
544	Morgan Stanley	15,511
217	State Street Corp.	10,256
264	TD AMERITRADE Holding Corp. (a) (c)	4,636
		76,741
	Chemicals — 2.4%
10	Air Products & Chemicals, Inc.	655
755	Dow Chemical Co. (The)	12,180
15	E.l. du Pont de Nemours & Co.	382
42	Monsanto Co.	3,123
280	Praxair, Inc.	19,879
		36,219
	Commercial Banks — 2.8%
190	BB&T Corp.	4,171
26	Comerica, Inc.	541
143	KeyCorp	752
65	SunTrust Banks, Inc.	1,069
86	TCF Financial Corp. (c)	1,149
577	U.S. Bancorp	10,333
1,025	Wells Fargo & Co. (c)	24,870
		42,885
	Communications Equipment — 6.3%
2,200	Cisco Systems, Inc. (a)	41,003
1,638	Corning, Inc. (c)	26,311
383	Juniper Networks, Inc. (a) (c)	9,030
425	QUALCOMM, Inc.	19,195
		95,539
	Computers & Peripherals — 6.6%
165	Apple, Inc. (a)	23,569
1,287	Hewlett-Packard Co.	49,745
180	International Business Machines Corp.	18,838
264	NetApp, Inc. (a) (c)	5,204
78	SanDisk Corp. (a) (c)	1,143
69	Western Digital Corp. (a) (c)	1,826
		100,325
	Construction & Engineering — 0.1%
27	Fluor Corp.	1,405
	Consumer Finance — 0.2%
157	Capital One Financial Corp. (c)	3,439
	Diversified Consumer Services — 0.2%
29	ITT Educational Services, Inc. (a) (c)	2,940
	Diversified Financial Services — 1.6%
1,715	Bank of America Corp.	22,636
4	CME Group, Inc.	1,356
		23,992
	Diversified Telecommunication Services — 3.2%
916	AT&T, Inc.	22,758
858	Verizon Communications, Inc.	26,356
		49,114
	Electric Utilities — 2.1%
128	American Electric Power Co., Inc.	3,710
156	Edison International (c)	4,893
35	Entergy Corp.	2,717
177	Exelon Corp. (c)	9,059
68	FirstEnergy Corp. (c)	2,626
57	FPL Group, Inc. (c)	3,259
481	NV Energy, Inc.	5,195
10	Portland General Electric Co.	187
24	Southern Co.	752
		32,398
	Electrical Equipment — 0.7%
47	Cooper Industries Ltd., Class A (c)	1,460
260	Emerson Electric Co. (c)	8,426
3	Rockwell Automation, Inc.	108
		9,994

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.3%
313	Halliburton Co.	6,469
12	Noble Corp.	367
218	Schlumberger Ltd.	11,792
36	Smith International, Inc.	925
36	Weatherford International Ltd. (a)	703
		20,256
	Food & Staples Retailing — 4.4%
457	CVS/Caremark Corp.	14,553
689	Safeway, Inc. (c)	14,026
90	SUPERVALU, Inc. (c)	1,161
592	SYSCO Corp. (c)	13,301
488	Wal-Mart Stores, Inc.	23,622
		66,663
	Food Products — 1.1%
16	ConAgra Foods, Inc.	296
163	General Mills, Inc.	9,137
314	Kraft Foods, Inc., Class A	7,967
		17,400
	Health Care Equipment & Supplies — 1.5%
159	Baxter International, Inc.	8,401
15	C.R. Bard, Inc.	1,138
180	Covidien plc, (Ireland)	6,757
104	Medtronic, Inc.	3,622
58	Zimmer Holdings, Inc. (a) (c)	2,478
		22,396
	Health Care Providers & Services — 1.7%
187	Aetna, Inc.	4,675
155	Cardinal Health, Inc.	4,735
134	McKesson Corp.	5,906
49	UnitedHealth Group, Inc.	1,216
177	WellPoint, Inc. (a)	8,987
		25,519
	Hotels, Restaurants & Leisure — 1.0%
6	Darden Restaurants, Inc.	206
447	International Game Technology (c)	7,114
6	Royal Caribbean Cruises Ltd.	78
206	Starwood Hotels & Resorts Worldwide, Inc. (c)	4,577
107	Yum! Brands, Inc.	3,579
		15,554
	Household Durables — 0.2%
216	KB Home (c)	2,960
12	Lennar Corp., Class A (c)	112
		3,072
	Household Products — 1.9%
578	Procter & Gamble Co.	29,558
	Industrial Conglomerates — 0.4%
516	General Electric Co.	6,048
	Insurance — 2.6%
209	ACE Ltd., (Switzerland)	9,261
25	Aflac, Inc.	776
10	Arch Capital Group Ltd., (Bermuda) (a)	612
60	Axis Capital Holdings Ltd., (Bermuda)	1,582
28	Lincoln National Corp.	485
84	MetLife, Inc. (c)	2,528
18	PartnerRe Ltd., (Bermuda)	1,200
102	Principal Financial Group, Inc. (c)	1,913
160	Prudential Financial, Inc.	5,960
223	RenaissanceRe Holdings Ltd., (Bermuda)	10,362
105	Travelers Cos., Inc. (The)	4,327
		39,006
	Internet & Catalog Retail — 0.2%
34	Amazon.com, Inc. (a)	2,834
	Internet Software & Services — 2.1%
72	Google, Inc., Class A (a) (c)	30,199
106	Yahoo!, Inc. (a)	1,660
		31,859
	IT Services — 0.8%
17	Infosys Technologies Ltd., (India), ADR	612
17	MasterCard, Inc., Class A (c)	2,856
354	Paychex, Inc. (c)	8,925
		12,393
	Machinery — 2.3%
224	Caterpillar, Inc. (c)	7,412
210	Deere & Co.	8,404
34	Eaton Corp.	1,502
141	Ingersoll-Rand Co., Ltd., (Ireland), Class A (a)	2,950
222	PACCAR, Inc. (c)	7,220
169	Parker Hannifin Corp.	7,278
		34,766
	Media — 3.3%
199	Comcast Corp., Class A	2,888
74	Time Warner Cable, Inc., Class A (c)	2,346
1,000	Time Warner, Inc.	25,194
829	Walt Disney Co. (The)	19,351
		49,779
	Metals & Mining — 1.1%
320	Freeport-McMoRan Copper & Gold, Inc. (c)	16,034

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multiline Retail — 0.4%
90	Kohl’s Corp. (a) (c)	3,861
70	Target Corp.	2,771
		6,632
	Multi-Utilities — 1.0%
255	PG&E Corp. (c)	9,815
175	Public Service Enterprise Group, Inc.	5,715
		15,530
	Oil, Gas & Consumable Fuels — 11.4%
118	Anadarko Petroleum Corp.	5,371
238	Apache Corp.	17,202
465	Chevron Corp.	30,831
16	ConocoPhillips	662
122	Devon Energy Corp.	6,641
179	EOG Resources, Inc. (c)	12,156
911	Exxon Mobil Corp.	63,697
72	Hess Corp.	3,848
474	Occidental Petroleum Corp.	31,185
52	Southwestern Energy Co. (a)	2,025
		173,618
	Pharmaceuticals — 8.3%
698	Abbott Laboratories	32,830
269	Bristol-Myers Squibb Co. (c)	5,453
111	Johnson & Johnson (c)	6,324
1,096	Merck & Co., Inc. (c)	30,640
1,507	Pfizer, Inc.	22,611
710	Schering-Plough Corp.	17,825
5	Teva Pharmaceutical Industries Ltd., (Israel), ADR	246
219	Wyeth	9,960
		125,889
	Real Estate Investment Trusts (REITs) — 0.5%
7	Alexandria Real Estate Equities, Inc.	233
79	Health Care REIT, Inc. (c)	2,705
164	Kimco Realty Corp. (c)	1,648
107	ProLogis	862
35	Public Storage (c)	2,318
		7,766
	Road & Rail — 2.2%
276	CSX Corp.	9,553
485	Norfolk Southern Corp.	18,277
123	Union Pacific Corp. (c)	6,424
		34,254
	Semiconductors & Semiconductor Equipment — 2.0%
45	Atmel Corp. (a)	167
51	Broadcom Corp., Class A (a) (c)	1,257
231	Intersil Corp., Class A (c)	2,900
91	KLA-Tencor Corp. (c)	2,287
217	Lam Research Corp. (a) (c)	5,633
887	LSI Corp. (a) (c)	4,043
554	National Semiconductor Corp. (c)	6,952
76	Novellus Systems, Inc. (a) (c)	1,276
325	Xilinx, Inc. (c)	6,640
		31,155
	Software — 4.2%
43	Adobe Systems, Inc. (a)	1,215
34	Intuit, Inc. (a)	969
1,906	Microsoft Corp.	45,302
654	Oracle Corp.	14,019
59	Salesforce.com, Inc. (a) (c)	2,261
10	SAP AG, (Germany), ADR	406
		64,172
	Specialty Retail — 1.5%
53	Advance Auto Parts, Inc.	2,193
9	CarMax, Inc. (a)	132
1,039	Staples, Inc. (c)	20,955
13	Urban Outfitters, Inc. (a) (c)	278
		23,558
	Textiles, Apparel & Luxury Goods — 0.6%
77	Nike, Inc., Class B (c)	3,993
19	Polo Ralph Lauren Corp.	992
87	V.F. Corp. (c)	4,809
		9,794
	Tobacco — 1.8%
456	Altria Group, Inc.	7,478
452	Philip Morris International, Inc.	19,723
		27,201
	Trading Companies & Distributors — 0.0% (g)
7	GATX Corp. (c)	172
	Wireless Telecommunication Services — 0.4%
1,214	Sprint Nextel Corp. (a) (c)	5,838
	Total Common Stocks (Cost $1,296,553)	1,491,044

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligation — 0.0% (g)
50	U.S. Treasury Note, 2.875%, 06/30/10 (k) (Cost $51)	51
	Total Long-Term Investments (Cost $1,296,604)	1,491,095

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.7%
	Investment Company — 1.7%
26,503	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $26,503)	26,503

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 17.0%
	Investment Company — 17.0%
259,010	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $259,010)	259,010
	Total Investments — 116.5% (Cost $1,582,117)	1,776,608
	Liabilities in Excess of Other Assets — (16.5)%	(251,492)
	NET ASSETS — 100.0%	$1,525,116

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
99	S&P 500 Index	09/17/09	$22,659	$(298)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   41

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 116.1% (j)
Long-Term Investments — 113.1%
	Common Stocks — 112.8%
	Aerospace & Defense — 2.1%
262	Boeing Co.	11,138
78	Northrop Grumman Corp.	3,581
1,252	United Technologies Corp.	65,048
		79,767
	Auto Components — 0.8%
1,367	Johnson Controls, Inc.	29,689
	Beverages — 2.2%
1,194	Coca-Cola Co. (The)	57,300
462	PepsiCo, Inc.	25,364
		82,664
	Biotechnology — 2.0%
49	Alexion Pharmaceuticals, Inc. (a)	2,002
295	Amgen, Inc. (a)	15,600
459	Celgene Corp. (a)	21,937
739	Gilead Sciences, Inc. (a)	34,607
		74,146
	Capital Markets — 5.7%
100	Ameriprise Financial, Inc.	2,438
1,287	Bank of New York Mellon Corp. (The)	37,724
600	Goldman Sachs Group, Inc. (The)	88,503
1,539	Morgan Stanley	43,880
521	State Street Corp.	24,591
1,034	TD AMERITRADE Holding Corp. (a)	18,131
		215,267
	Chemicals — 2.8%
2,647	Dow Chemical Co. (The)	42,726
100	Monsanto Co.	7,440
750	Praxair, Inc.	53,327
		103,493
	Commercial Banks — 3.1%
566	BB&T Corp.	12,444
68	Comerica, Inc.	1,438
330	KeyCorp	1,729
302	SunTrust Banks, Inc.	4,968
207	TCF Financial Corp.	2,772
1,599	U.S. Bancorp	28,662
2,698	Wells Fargo & Co.	65,453
		117,466
	Communications Equipment — 6.9%
5,835	Cisco Systems, Inc. (a)	108,757
4,862	Corning, Inc.	78,089
1,083	Juniper Networks, Inc. (a)	25,557
1,066	QUALCOMM, Inc.	48,174
		260,577
	Computers & Peripherals — 7.7%
405	Apple, Inc. (a)	57,709
829	Dell, Inc. (a)	11,376
3,589	Hewlett-Packard Co.	138,718
463	International Business Machines Corp.	48,340
1,053	NetApp, Inc. (a)	20,762
205	SanDisk Corp. (a)	3,015
400	Western Digital Corp. (a)	10,603
		290,523
	Construction & Engineering — 0.1%
73	Fluor Corp.	3,729
	Consumer Finance — 0.2%
415	Capital One Financial Corp.	9,077
	Diversified Consumer Services — 0.4%
161	ITT Educational Services, Inc. (a)	16,230
	Diversified Financial Services — 1.5%
4,135	Bank of America Corp.	54,586
12	CME Group, Inc.	3,578
		58,164
	Diversified Telecommunication Services — 3.2%
2,346	AT&T, Inc.	58,275
2,021	Verizon Communications, Inc.	62,098
		120,373
	Electric Utilities — 2.6%
340	American Electric Power Co., Inc.	9,813
345	Edison International	10,851
213	Entergy Corp.	16,502
428	Exelon Corp.	21,924
180	FirstEnergy Corp.	6,971
152	FPL Group, Inc.	8,654
1,206	NV Energy, Inc.	13,008
383	Southern Co.	11,926
		99,649
	Electrical Equipment — 0.9%
125	Cooper Industries Ltd., Class A	3,875
965	Emerson Electric Co.	31,261
		35,136
	Energy Equipment & Services — 1.4%
859	Halliburton Co.	17,772
543	Schlumberger Ltd.	29,400

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 1.4%
95	Smith International, Inc.	2,455
26	Transocean Ltd., (Switzerland) (a)	1,909
95	Weatherford International Ltd. (a)	1,860
		53,396
	Food & Staples Retailing — 5.2%
261	Costco Wholesale Corp.	11,914
1,492	CVS/Caremark Corp.	47,556
1,659	Safeway, Inc.	33,800
238	SUPERVALU, Inc.	3,083
1,475	SYSCO Corp.	33,163
1,344	Wal-Mart Stores, Inc.	65,082
		194,598
	Food Products — 1.4%
589	General Mills, Inc.	32,998
830	Kraft Foods, Inc., Class A	21,029
		54,027
	Health Care Equipment & Supplies — 2.0%
586	Baxter International, Inc.	31,019
41	C.R. Bard, Inc.	3,021
384	Covidien plc, (Ireland)	14,383
542	Medtronic, Inc.	18,919
160	Zimmer Holdings, Inc. (a)	6,796
		74,138
	Health Care Providers & Services — 2.1%
503	Aetna, Inc.	12,599
403	Cardinal Health, Inc.	12,322
31	Laboratory Corp. of America Holdings (a)	2,072
562	McKesson Corp.	24,721
128	UnitedHealth Group, Inc.	3,208
444	WellPoint, Inc. (a)	22,613
		77,535
	Hotels, Restaurants & Leisure — 1.3%
1,117	International Game Technology	17,761
991	Starwood Hotels & Resorts Worldwide, Inc.	21,999
259	Yum! Brands, Inc.	8,647
		48,407
	Household Durables — 0.5%
1,046	KB Home	14,309
472	Lennar Corp., Class A	4,576
		18,885
	Household Products — 2.1%
1,540	Procter & Gamble Co.	78,686
	Industrial Conglomerates — 0.4%
1,265	General Electric Co.	14,826
	Insurance — 3.1%
587	ACE Ltd., (Switzerland)	25,959
66	Aflac, Inc.	2,044
28	Arch Capital Group Ltd., (Bermuda) (a)	1,624
252	Axis Capital Holdings Ltd., (Bermuda)	6,591
68	Lincoln National Corp.	1,167
49	PartnerRe Ltd., (Bermuda)	3,185
556	Principal Financial Group, Inc.	10,480
634	Prudential Financial, Inc.	23,582
598	RenaissanceRe Holdings Ltd., (Bermuda)	27,841
369	Travelers Cos., Inc. (The)	15,129
		117,602
	Internet & Catalog Retail — 0.2%
89	Amazon.com, Inc. (a)	7,474
	Internet Software & Services — 2.2%
192	Google, Inc., Class A (a)	80,789
240	Yahoo!, Inc. (a)	3,760
		84,549
	IT Services — 1.0%
81	MasterCard, Inc., Class A	13,487
1,009	Paychex, Inc.	25,421
		38,908
	Machinery — 2.8%
535	Caterpillar, Inc.	17,664
640	Deere & Co.	25,571
79	Eaton Corp.	3,515
444	Ingersoll-Rand Co., Ltd., (Ireland), Class A (a)	9,271
559	PACCAR, Inc.	18,182
687	Parker Hannifin Corp.	29,506
		103,709
	Media — 3.7%
526	Comcast Corp., Class A	7,618
622	News Corp., Class A	5,667
162	Time Warner Cable, Inc., Class A	5,135
2,883	Time Warner, Inc.	72,633
2,017	Walt Disney Co. (The)	47,067
		138,120
	Metals & Mining — 1.4%
1,089	Freeport-McMoRan Copper & Gold, Inc.	54,569
	Multiline Retail — 0.5%
238	Kohl’s Corp. (a)	10,194
185	Target Corp.	7,309
		17,503

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   43

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 1.2%
598	PG&E Corp.	22,984
634	Public Service Enterprise Group, Inc.	20,692
		43,676
	Oil, Gas & Consumable Fuels — 12.4%
269	Anadarko Petroleum Corp.	12,218
574	Apache Corp.	41,423
1,087	Chevron Corp.	72,042
112	Denbury Resources, Inc. (a)	1,648
421	Devon Energy Corp.	22,940
638	EOG Resources, Inc.	43,306
2,324	Exxon Mobil Corp.	162,505
206	Hess Corp.	11,097
1,356	Occidental Petroleum Corp.	89,208
125	Southwestern Energy Co. (a)	4,838
216	Valero Energy Corp.	3,653
		464,878
	Pharmaceuticals — 8.8%
1,989	Abbott Laboratories	93,581
611	Bristol-Myers Squibb Co.	12,410
296	Johnson & Johnson	16,787
3,008	Merck & Co., Inc.	84,109
3,775	Pfizer, Inc.	56,617
1,676	Schering-Plough Corp.	42,090
560	Wyeth	25,403
		330,997
	Real Estate Investment Trusts (REITs) — 0.7%
286	Health Care REIT, Inc.	9,752
569	Kimco Realty Corp.	5,722
411	ProLogis	3,312
140	Public Storage	9,165
		27,951
	Road & Rail — 2.9%
906	CSX Corp.	31,385
1,483	Norfolk Southern Corp.	55,862
388	Union Pacific Corp.	20,187
		107,434
	Semiconductors & Semiconductor Equipment — 3.7%
670	Applied Materials, Inc.	7,355
970	Atmel Corp. (a)	3,617
332	Broadcom Corp., Class A (a)	8,236
2,010	Intersil Corp., Class A	25,265
240	KLA-Tencor Corp.	6,048
546	Lam Research Corp. (a)	14,205
3,154	LSI Corp. (a)	14,383
2,684	National Semiconductor Corp.	33,690
203	Novellus Systems, Inc. (a)	3,388
1,040	Xilinx, Inc.	21,278
		137,465
	Software — 4.2%
114	Adobe Systems, Inc. (a)	3,225
91	Intuit, Inc. (a)	2,556
4,627	Microsoft Corp.	109,984
1,711	Oracle Corp.	36,652
142	Salesforce.com, Inc. (a)	5,423
		157,840
	Specialty Retail — 2.1%
105	Advance Auto Parts, Inc.	4,364
437	Lowe’s Cos., Inc.	8,480
2,802	Staples, Inc.	56,516
390	Urban Outfitters, Inc. (a)	8,141
		77,501
	Textiles, Apparel & Luxury Goods — 1.0%
168	Nike, Inc., Class B	8,704
115	Phillips-Van Heusen Corp.	3,296
34	Polo Ralph Lauren Corp.	1,847
410	V.F. Corp.	22,716
		36,563
	Tobacco — 1.8%
1,099	Altria Group, Inc.	18,015
1,102	Philip Morris International, Inc.	48,072
		66,087
	Wireless Telecommunication Services — 0.5%
4,078	Sprint Nextel Corp. (a)	19,615
	Total Common Stocks (Cost $4,069,705)	4,242,889
	Investment Company — 0.3%
318	iShares Dow Jones US Real Estate Index Fund (Cost $9,436)	10,276
	Total Long-Term Investments (Cost $4,079,141)	4,253,165

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.0%
	Investment Company — 3.0%
111,082	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $111,082)	111,082
	Total Investments — 116.1% (Cost $4,190,223)	4,364,247
	Liabilities in Excess of Other Assets — (16.1)%	(604,011)
	NET ASSETS — 100.0%	$3,760,236
Short Positions — 16.8%
	Common Stocks — 16.8%
	Aerospace & Defense — 1.6%
621	ITT Corp.	27,626
87	Lockheed Martin Corp.	6,984
596	Raytheon Co.	26,480
		61,090
	Air Freight & Logistics — 0.5%
112	FedEx Corp.	6,217
285	United Parcel Service, Inc., Class B	14,260
		20,477
	Biotechnology — 0.2%
66	Biogen Idec, Inc. (a)	2,960
44	Genzyme Corp. (a)	2,448
50	OSI Pharmaceuticals, Inc. (a)	1,418
		6,826
	Capital Markets — 0.8%
353	Charles Schwab Corp. (The)	6,183
691	Federated Investors, Inc., Class B	16,655
135	T. Rowe Price Group, Inc.	5,631
		28,469
	Chemicals — 0.3%
96	Olin Corp.	1,139
359	OM Group, Inc. (a)	10,404
		11,543
	Commercial Banks — 0.1%
47	BancorpSouth, Inc.	964
167	FirstMerit Corp.	2,835
36	UMB Financial Corp.	1,364
		5,163
	Commercial Services & Supplies — 0.5%
693	Waste Management, Inc.	19,508
	Computers & Peripherals — 0.2%
558	EMC Corp. (a)	7,305
	Diversified Consumer Services — 0.3%
205	DeVry, Inc.	10,272
	Electric Utilities — 0.4%
116	Allegheny Energy, Inc.	2,979
307	Progress Energy, Inc.	11,604
		14,583
	Energy Equipment & Services — 0.3%
257	Baker Hughes, Inc.	9,349
82	Pride International, Inc. (a)	2,046
		11,395
	Food & Staples Retailing — 0.1%
120	Walgreen Co.	3,532
	Health Care Equipment & Supplies — 0.5%
173	Becton, Dickinson & Co.	12,338
178	St. Jude Medical, Inc. (a)	7,316
		19,654
	Health Care Providers & Services — 0.4%
486	AmerisourceBergen Corp.	8,627
57	Humana, Inc. (a)	1,836
45	Quest Diagnostics, Inc.	2,543
		13,006
	Hotels, Restaurants & Leisure — 0.3%
436	Marriott International, Inc., Class A	9,626
232	Starbucks Corp. (a)	3,223
		12,849
	Household Durables — 0.3%
345	Pulte Homes, Inc.	3,043
380	Toll Brothers, Inc. (a)	6,456
		9,499
	Household Products — 0.4%
233	Colgate-Palmolive Co.	16,447
	Industrial Conglomerates — 0.3%
204	3M Co.	12,242
	Insurance — 0.2%
82	AON Corp.	3,110
207	Progressive Corp. (The) (a)	3,125
		6,235
	Internet Software & Services — 0.2%
365	eBay, Inc. (a)	6,245
	IT Services — 0.6%
126	Automatic Data Processing, Inc.	4,482
554	SAIC, Inc. (a)	10,276
104	Visa, Inc., Class A	6,493
		21,251

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   45

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — 0.6%
686	Dover Corp.	22,698
	Media — 0.3%
200	New York Times Co. (The), Class A	1,100
383	News Corp., Class B	4,047
240	Omnicom Group, Inc.	7,568
		12,715
	Multiline Retail — 0.3%
257	J.C. Penney Co., Inc.	7,374
257	Nordstrom, Inc.	5,109
		12,483
	Multi-Utilities — 0.2%
241	Dominion Resources, Inc.	8,065
	Oil, Gas & Consumable Fuels — 0.8%
110	Pioneer Natural Resources Co.	2,810
107	Sunoco, Inc.	2,478
335	Tesoro Corp.	4,261
520	XTO Energy, Inc.	19,826
		29,375
	Paper & Forest Products — 0.0% (g)
52	Weyerhaeuser Co.	1,576
	Pharmaceuticals — 0.8%
718	Eli Lilly & Co.	24,881
235	Forest Laboratories, Inc. (a)	5,900
		30,781
	Real Estate Investment Trusts (REITs) — 0.8%
414	Apartment Investment & Management Co., Class A	3,666
104	Boston Properties, Inc.	4,972
245	Home Properties, Inc.	8,338
90	Plum Creek Timber Co., Inc.	2,695
129	Post Properties, Inc.	1,730
79	PS Business Parks, Inc.	3,824
355	UDR, Inc.	3,668
		28,893
	Road & Rail — 0.5%
481	Heartland Express, Inc.	7,087
371	Knight Transportation, Inc.	6,136
286	Werner Enterprises, Inc.	5,189
		18,412
	Semiconductors & Semiconductor Equipment — 2.3%
354	Analog Devices, Inc.	8,780
449	Intel Corp.	7,433
684	Linear Technology Corp.	15,971
330	Maxim Integrated Products, Inc.	5,175
343	Microchip Technology, Inc.	7,731
245	PMC-Sierra, Inc. (a)	1,946
1,862	Texas Instruments, Inc.	39,659
		86,695
	Specialty Retail — 1.2%
171	Bed Bath & Beyond, Inc. (a)	5,259
335	Home Depot, Inc.	7,911
919	Limited Brands, Inc.	10,999
148	Tiffany & Co.	3,765
527	TJX Cos., Inc.	16,580
		44,514
	Thrifts & Mortgage Finance — 0.1%
138	Hudson City Bancorp, Inc.	1,828
	Trading Companies & Distributors — 0.4%
46	MSC Industrial Direct Co., Class A	1,622
169	W.W. Grainger, Inc.	13,831
		15,453
	Total Short Positions (Proceeds $615,722)	$631,079

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
420	S&P 500 Index	09/17/09	$96,128	$(1,465)

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 115.7% (j)
Long-Term Investments — 112.5%
	Common Stocks — 112.0%
	Aerospace & Defense — 2.1%
3	Goodrich Corp.	174
9	Honeywell International, Inc.	271
5	Precision Castparts Corp.	396
11	United Technologies Corp.	552
		1,393
	Auto Components — 1.4%
44	Johnson Controls, Inc.	958
	Beverages — 1.1%
15	Coca-Cola Co. (The)	716
	Biotechnology — 0.8%
9	Celgene Corp. (a)	431
2	Gilead Sciences, Inc. (a)	73
		504
	Capital Markets — 6.8%
6	Bank of New York Mellon Corp. (The)	170
12	Goldman Sachs Group, Inc. (The)	1,811
12	Janus Capital Group, Inc.	136
44	Morgan Stanley	1,255
25	State Street Corp.	1,174
		4,546
	Chemicals — 3.1%
10	Air Products & Chemicals, Inc.	675
57	Dow Chemical Co. (The)	916
19	E.l. du Pont de Nemours & Co.	474
		2,065
	Commercial Banks — 5.0%
24	BB&T Corp.	530
26	KeyCorp	137
21	SunTrust Banks, Inc.	348
16	U.S. Bancorp	282
85	Wells Fargo & Co.	2,052
		3,349
	Commercial Services & Supplies — 0.6%
18	Republic Services, Inc.	431
	Communications Equipment — 2.4%
39	Cisco Systems, Inc. (a)	736
56	Corning, Inc.	905
		1,641
	Computers & Peripherals — 2.8%
45	Hewlett-Packard Co.	1,737
7	NetApp, Inc. (a)	146
		1,883
	Consumer Finance — 2.0%
30	Capital One Financial Corp.	667
69	SLM Corp. (a)	706
		1,373
	Containers & Packaging — 0.8%
12	Ball Corp.	558
	Diversified Consumer Services — 0.1%
1	ITT Educational Services, Inc. (a)	87
	Diversified Financial Services — 3.1%
157	Bank of America Corp.	2,077
	Diversified Telecommunication Services — 4.9%
106	Verizon Communications, Inc.	3,261
	Electric Utilities — 5.1%
32	American Electric Power Co., Inc.	935
18	Edison International	574
10	Exelon Corp.	506
61	NV Energy, Inc.	656
9	Portland General Electric Co.	177
19	Southern Co.	596
		3,444
	Energy Equipment & Services — 2.4%
4	Baker Hughes, Inc.	160
5	ENSCO International, Inc.	166
37	Halliburton Co.	757
10	Schlumberger Ltd.	516
		1,599
	Food & Staples Retailing — 4.8%
45	CVS/Caremark Corp.	1,445
43	Safeway, Inc.	884
17	SYSCO Corp.	376
11	Wal-Mart Stores, Inc.	547
		3,252
	Food Products — 1.0%
9	General Mills, Inc.	510
4	JM Smucker Co. (The)	186
		696
	Health Care Equipment & Supplies — 1.4%
8	Baxter International, Inc.	450
7	Covidien plc, (Ireland)	273
7	Medtronic, Inc.	242
		965
	Health Care Providers & Services — 3.5%
15	Aetna, Inc.	364
12	Cardinal Health, Inc.	373

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   47

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 3.5%
2	Laboratory Corp. of America Holdings (a)	135
18	McKesson Corp.	798
13	WellPoint, Inc. (a)	653
		2,323
	Hotels, Restaurants & Leisure — 1.7%
29	International Game Technology	454
23	Royal Caribbean Cruises Ltd.	311
16	Starwood Hotels & Resorts Worldwide, Inc.	360
		1,125
	Household Durables — 0.5%
5	D.R. Horton, Inc.	43
5	KB Home	68
27	Lennar Corp., Class A	257
		368
	Household Products — 1.9%
25	Procter & Gamble Co.	1,299
	Industrial Conglomerates — 1.5%
57	General Electric Co.	667
12	Tyco International Ltd., (Bermuda)	311
		978
	Insurance — 5.5%
20	ACE Ltd., (Switzerland)	893
15	Assurant, Inc.	367
14	Axis Capital Holdings Ltd., (Bermuda)	371
35	Genworth Financial, Inc., Class A	245
19	Prudential Financial, Inc.	704
12	RenaissanceRe Holdings Ltd., (Bermuda)	559
13	Travelers Cos., Inc. (The)	544
		3,683
	Internet & Catalog Retail — 0.2%
2	Amazon.com, Inc. (a)	126
	Internet Software & Services — 0.6%
1	Google, Inc., Class A (a)	396
	IT Services — 0.3%
1	MasterCard, Inc., Class A	88
6	Paychex, Inc.	139
		227
	Machinery — 1.8%
6	Eaton Corp.	272
11	Joy Global, Inc.	391
13	Parker Hannifin Corp.	571
		1,234
	Media — 4.9%
28	Time Warner Cable, Inc., Class A	884
41	Time Warner, Inc.	1,024
43	Virgin Media, Inc.	403
43	Walt Disney Co. (The)	994
		3,305
	Metals & Mining — 1.0%
13	Freeport-McMoRan Copper & Gold, Inc.	639
	Multiline Retail — 0.4%
4	Family Dollar Stores, Inc.	101
15	Macy’s, Inc.	173
		274
	Multi-Utilities — 1.4%
23	CMS Energy Corp.	279
13	PG&E Corp.	491
6	Public Service Enterprise Group, Inc.	180
		950
	Oil, Gas & Consumable Fuels — 16.7%
17	Anadarko Petroleum Corp.	767
17	Apache Corp.	1,224
39	Chevron Corp.	2,569
2	ConocoPhillips	102
12	Devon Energy Corp.	631
56	Exxon Mobil Corp.	3,906
3	Hess Corp.	144
22	Occidental Petroleum Corp.	1,422
6	Peabody Energy Corp.	171
19	Williams Cos., Inc. (The)	292
		11,228
	Pharmaceuticals — 6.8%
13	Abbott Laboratories	618
10	Bristol-Myers Squibb Co.	195
34	Merck & Co., Inc.	957
100	Pfizer, Inc.	1,500
47	Schering-Plough Corp.	1,191
2	Wyeth	94
		4,555
	Real Estate Investment Trusts (REITs) — 1.8%
12	Alexandria Real Estate Equities, Inc.	440
20	Annaly Capital Management, Inc.	301
4	Camden Property Trust	123
1	Essex Property Trust, Inc.	80
4	Health Care REIT, Inc.	119
4	Vornado Realty Trust	162
		1,225

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — 2.4%
13	CSX Corp.	463
29	Hertz Global Holdings, Inc. (a)	233
12	Norfolk Southern Corp.	437
9	Union Pacific Corp.	475
		1,608
	Semiconductors & Semiconductor Equipment — 2.6%
23	Applied Materials, Inc.	256
34	Atmel Corp. (a)	128
21	Intersil Corp., Class A	264
4	Lam Research Corp. (a)	108
81	LSI Corp. (a)	368
33	National Semiconductor Corp.	409
9	Xilinx, Inc.	184
		1,717
	Software — 2.2%
30	Microsoft Corp.	702
46	Symantec Corp. (a)	722
2	VMware, Inc., Class A (a)	59
		1,483
	Specialty Retail — 0.8%
3	Advance Auto Parts, Inc.	108
4	Lowe’s Cos., Inc.	85
10	Staples, Inc.	197
6	Urban Outfitters, Inc. (a)	132
		522
	Textiles, Apparel & Luxury Goods — 0.4%
5	Polo Ralph Lauren Corp.	280
	Thrifts & Mortgage Finance — 0.6%
92	MGIC Investment Corp.	407
	Wireless Telecommunication Services — 0.8%
13	Crown Castle International Corp. (a)	312
41	Sprint Nextel Corp. (a)	198
		510
	Total Common Stocks (Cost $71,839)	75,260
	Preferred Stock — 0.5%
	Metals & Mining — 0.5%
4	Freeport-McMoRan Copper & Gold, Inc., 6.750%, 05/01/10 (Cost $300)	319
	Total Long-Term Investments (Cost $72,139)	75,579
Short-Term Investment — 3.2%
	Investment Company — 3.2%
2,182	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $2,182)	2,182
	Total Investments — 115.7% (Cost $74,321)	77,761
	Liabilities in Excess of Other Assets — (15.7)%	(10,552)
	NET ASSETS — 100.0%	$67,209
Short Positions — 13.8%
	Common Stocks — 13.8%
	Aerospace & Defense — 0.6%
9	ITT Corp.	384
	Air Freight & Logistics — 0.4%
2	FedEx Corp.	123
3	United Parcel Service, Inc., Class B	160
		283
	Biotechnology — 0.4%
1	Cephalon, Inc. (a)	39
2	Genzyme Corp. (a)	126
3	OSI Pharmaceuticals, Inc. (a)	71
		236
	Capital Markets — 0.6%
9	Charles Schwab Corp. (The)	151
8	Federated Investors, Inc., Class B	182
2	T. Rowe Price Group, Inc.	79
		412
	Chemicals — 1.1%
15	Nalco Holding Co.	245
6	Olin Corp.	68
15	OM Group, Inc. (a)	420
		733
	Commercial Banks — 0.3%
5	UMB Financial Corp.	186
	Commercial Services & Supplies — 0.3%
7	Waste Management, Inc.	185
	Computers & Peripherals — 0.3%
15	EMC Corp. (a)	192
	Diversified Consumer Services — 0.1%
2	DeVry, Inc.	98
	Electric Utilities — 1.0%
9	Duke Energy Corp.	136
11	Great Plains Energy, Inc.	169

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   49

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Electric Utilities — 1.0%
7	Northeast Utilities	151
6	Progress Energy, Inc.	210
		666
	Energy Equipment & Services — 0.5%
13	BJ Services Co.	175
1	Diamond Offshore Drilling, Inc.	84
4	Pride International, Inc. (a)	100
		359
	Food & Staples Retailing — 0.5%
2	Costco Wholesale Corp.	96
4	Kroger Co. (The)	86
4	Walgreen Co.	125
		307
	Health Care Equipment & Supplies — 0.6%
2	Becton, Dickinson & Co.	173
6	St. Jude Medical, Inc. (a)	248
		421
	Health Care Providers & Services — 0.6%
3	DaVita, Inc. (a)	138
3	Medco Health Solutions, Inc. (a)	130
2	Quest Diagnostics, Inc.	140
		408
	Hotels, Restaurants & Leisure — 0.2%
4	Yum! Brands, Inc.	129
	Household Durables — 0.3%
8	Centex Corp.	67
5	Pulte Homes, Inc.	44
4	Toll Brothers, Inc. (a)	73
		184
	Insurance — 0.6%
1	Markel Corp. (a)	237
5	MetLife, Inc.	161
		398
	Internet Software & Services — 0.2%
8	eBay, Inc. (a)	130
	IT Services — 0.1%
1	Visa, Inc., Class A	88
	Machinery — 0.3%
4	Dover Corp.	122
2	Illinois Tool Works, Inc.	90
		212
	Media — 0.3%
6	Omnicom Group, Inc.	196
	Multiline Retail — 0.2%
4	J.C. Penney Co., Inc.	101
2	Nordstrom, Inc.	34
		135
	Multi-Utilities — 0.2%
4	Consolidated Edison, Inc.	143
	Oil, Gas & Consumable Fuels — 0.1%
8	Tesoro Corp.	97
	Pharmaceuticals — 0.2%
5	Forest Laboratories, Inc. (a)	125
	Real Estate Investment Trusts (REITs) — 0.8%
4	Boston Properties, Inc.	175
6	HCP, Inc.	118
6	Home Properties, Inc.	191
10	Host Hotels & Resorts, Inc.	81
		565
	Road & Rail — 0.5%
12	Heartland Express, Inc.	172
8	Werner Enterprises, Inc.	136
		308
	Semiconductors & Semiconductor Equipment — 1.4%
3	Analog Devices, Inc.	79
3	KLA-Tencor Corp.	85
11	Linear Technology Corp.	247
14	Maxim Integrated Products, Inc.	220
7	Microchip Technology, Inc.	152
8	Texas Instruments, Inc.	177
		960
	Specialty Retail — 0.8%
1	AutoZone, Inc. (a)	76
4	Bed Bath & Beyond, Inc. (a)	126
11	Limited Brands, Inc.	128
1	Tiffany & Co.	33
5	TJX Cos., Inc.	170
		533
	Wireless Telecommunication Services — 0.3%
8	SBA Communications Corp., Class A (a)	192
	Total Short Positions (Proceeds $9,177)	$9,265

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

JPMorgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(l)—	The rate shown is the current yield as of June 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Equity Income Fund	Growth and Income Fund	Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$216,875		$153,006	$260,902	$529,559
Investments in affiliates, at value	43,528		30,986	54,985	24,408
Total investment securities, at value	260,403		183,992	315,887	553,967
Cash	6		1	38	1
Receivables:
Investment securities sold	—		—	—	24,146
Fund shares sold	177		143	45	159
Interest and dividends	363		377	402	297
Total Assets	260,949		184,513	316,372	578,570

LIABILITIES:
Payables:
Dividends	46		164	74	39
Investment securities purchased	—		—	—	23,827
Collateral for securities lending program	40,861		27,829	52,140	24,731
Fund shares redeemed	415		141	207	842
Variation margin on futures contracts	19		—	—	—
Accrued liabilities:
Investment advisory fees	45		41	88	91
Administration fees	3		13	25	33
Shareholder servicing fees	12		8	49	89
Distribution fees	—	(a)	21	58	54
Custodian and accounting fees	28		20	18	26
Trustees’ and Chief Compliance Officer’s fees	2		4	23	4
Other	58		144	223	551
Total Liabilities	41,489		28,385	52,905	50,287
Net Assets	$219,460		$156,128	$263,467	$528,283

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund	Large Cap Growth Fund
NET ASSETS:
Paid in capital	$469,738	$155,414	$383,931	$872,265
Accumulated undistributed (distributions in excess of) net investment income	24	(293)	(111)	(74)
Accumulated net realized gains (losses)	(281,030)	(16,561)	(105,105)	(392,137)
Net unrealized appreciation (depreciation)	30,728	17,568	(15,248)	48,229
Total Net Assets	$219,460	$156,128	$263,467	$528,283

Net Assets:
Class A	$965	$66,117	$253,559	$160,168
Class B	—	7,829	5,976	26,025
Class C	—	3,879	2,027	5,996
Class R2	—	—	—	49
Class R5	—	—	—	53
Institutional Class	124,398	—	—	—
Select Class	10,514	78,303	1,905	335,992
Ultra	83,583	—	—	—
Total	$219,460	$156,128	$263,467	$528,283

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	84	10,420	13,030	11,970
Class B	—	1,242	314	2,160
Class C	—	616	112	502
Class R2	—	—	—	4
Class R5	—	—	—	4
Institutional Class	10,794	—	—	—
Select Class	911	12,204	94	25,297
Ultra	7,255	—	—	—

Net Asset Value:
Class A — Redemption price per share	11.52	6.35	19.46	13.38
Class B — Offering price per share (b)	—	6.30	19.03	12.05
Class C — Offering price per share (b)	—	6.30	18.15	11.95
Class R2 — Offering and redemption price per share	—	—	—	13.37
Class R5 — Offering and redemption price per share	—	—	—	13.28
Institutional Class — Offering and redemption price per share	11.52	—	—	—
Select Class — Offering and redemption price per share	11.54	6.42	20.21	13.28
Ultra — Offering and redemption price per share	11.52	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.16	$6.70	$20.54	$14.12

Cost of investments in non-affiliates	$186,092	$135,438	$276,150	$481,330
Cost of investments in affiliates	43,528	30,986	54,985	24,408
Value of securities on loan	39,508	27,002	50,702	24,495

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
ASSETS:
Investments in non-affiliates, at value	$379,879	$1,491,095	$4,253,165	$75,579
Investments in affiliates, at value	20,309	285,513	111,082	2,182
Total investment securities, at value	400,188	1,776,608	4,364,247	77,761
Cash	—	13	529	—
Deposits at broker for futures contracts	—	7,549	15,345	—
Receivables:
Investment securities sold	30,889	19,421	87,651	4,207
Fund shares sold	223	3,939	9,874	219
Interest and dividends	576	2,536	6,597	115
Total Assets	431,876	1,810,066	4,484,243	82,302

LIABILITIES:
Payables:
Due to custodian	654	—	—	218
Dividends	1,303	4,104	—	—
Dividends for securities sold short	—	—	458	7
Investment securities purchased	26,456	17,500	81,705	5,469
Securities sold short, at value	—	—	631,079	9,265
Collateral for securities lending program	25,058	259,010	—	—
Fund shares redeemed	345	3,006	6,537	5
Variation margin on futures contracts	—	113	595	—
Accrued liabilities:
Investment advisory fees	120	511	2,097	37
Administration fees	37	40	187	2
Shareholder servicing fees	74	224	605	11
Distribution fees	8	32	56	—	(a)
Custodian and accounting fees	32	76	113	19
Trustees’ and Chief Compliance Officer’s fees	4	10	26	—	(a)
Other	174	324	549	60
Total Liabilities	54,265	284,950	724,007	15,093
Net Assets	$377,611	$1,525,116	$3,760,236	$67,209

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
NET ASSETS:
Paid in capital	$562,679	$1,726,626	$4,655,979	$65,741
Accumulated undistributed (distributions in excess of) net investment income	(1,327)	(33)	16,793	142
Accumulated net realized gains (losses)	(208,936)	(395,670)	(1,069,738)	(2,026)
Net unrealized appreciation (depreciation)	25,195	194,193	157,202	3,352
Total Net Assets	$377,611	$1,525,116	$3,760,236	$67,209

Net Assets:
Class A	$20,557	$103,103	$154,789	$140
Class B	3,858	8,559	—	—
Class C	1,551	10,216	42,221	111
Class R2	51	51	139	—
Class R5	57	596	88,636	16
Institutional Class	—	263,859	—	—
Select Class	351,537	1,138,732	3,474,451	66,942
Total	$377,611	$1,525,116	$3,760,236	$67,209
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,540	14,021	10,586	15
Class B	483	1,178	—	—
Class C	195	1,409	2,918	12
Class R2	6	7	10	—
Class R5	7	81	6,020	2
Institutional Class	—	35,878	—	—
Select Class	43,997	154,994	236,563	6,997

Net Asset Value:
Class A — Redemption price per share	8.09	7.35	14.62	9.56
Class B — Offering price per share (b)	7.99	7.26	—	—
Class C — Offering price per share (b)	7.95	7.25	14.47	9.55
Class R2 — Offering and redemption price per share	8.08	7.35	14.56	—
Class R5 — Offering and redemption price per share	8.01	7.36	14.72	9.58
Institutional Class — Offering and redemption price per share	—	7.35	—	—
Select Class — Offering and redemption price per share	7.99	7.35	14.69	9.57
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.54	$7.76	$15.43	$10.09

Cost of investments in non-affiliates	$354,684	$1,296,604	$4,079,141	$72,139
Cost of investments in affiliates	20,309	285,513	111,082	2,182
Value of securities on loan	24,214	250,600	—	—
Proceeds from securities sold short	—	—	615,722	9,177

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

(Amounts in thousands)

	Disciplined Equity Fund	Equity Income Fund	Growth and Income Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6	$—	$—	$—
Dividend income from non-affiliates	5,559	6,315	9,753	7,123
Interest income from affiliates	—	—	—	— (a)
Dividend income from affiliates (b)	36	72	149	282
Income from securities lending (net)	95	121	255	260
Total investment income	5,696	6,508	10,157	7,665
EXPENSES:
Investment advisory fees	426	594	1,220	2,985
Administration fees	182	159	325	636
Distribution fees:
Class A	3	184	729	439
Class B	—	74	58	261
Class C	—	27	18	59
Class R2	—	—	—	— (a)
Shareholder servicing fees:
Class A	3	184	729	439
Class B	—	25	19	87
Class C	—	9	6	20
Class R2	—	—	—	— (a)
Institutional Class	72	—	—	—
Select Class	30	154	9	943
Custodian and accounting fees	47	34	29	35
Interest expense to affiliates	— (a)	— (a)	— (a)	4
Professional fees	73	56	61	57
Trustees’ and Chief Compliance Officer’s fees	1	2	3	7
Printing and mailing costs	—	44	67	134
Registration and filing fees	39	64	32	67
Transfer agent fees	46	365	650	1,681
Other	—	13	9	34
Total expenses	922	1,988	3,964	7,888
Less amounts waived	(218)	(280)	(39)	(1,191)
Less earnings credits	— (a)	— (a)	— (a)	(1)
Less expense reimbursements	—	(2)	—	(8)
Net expenses	704	1,706	3,925	6,688
Net investment income (loss)	4,992	4,802	6,232	977
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(34,759)	(16,022)	(99,690)	(40,596)
Futures	(464)	—	—	—
Net realized gain (loss)	(35,223)	(16,022)	(99,690)	(40,596)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(5,727)	(29,645)	(29,393)	(227,843)
Futures	58	—	—	—
Change in net unrealized appreciation (depreciation)	(5,669)	(29,645)	(29,393)	(227,843)
Net realized/unrealized gains (losses)	(40,892)	(45,667)	(129,083)	(268,439)
Change in net assets resulting from operations	$(35,900)	$(40,865)	$(122,851)	$(267,462)

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—	$—
Dividend income from non-affiliates	13,619	33,738	86,181 (a)	340	(a)
Interest income from affiliates	—	5	16	—
Dividend income from affiliates (b)	91	701	1,582	9
Income from securities lending (net)	274	316	—	—
Total investment income	13,984	34,761	87,779	349
EXPENSES:
Investment advisory fees	1,660	5,446	31,298	124
Administration fees	443	1,460	3,352	13
Distribution fees:
Class A	55	239	285	—	(c)
Class B	35	66	—	—
Class C	14	59	259	1
Class R2	— (c)	— (c)	— (c)	—
Shareholder servicing fees:
Class A	55	239	285	—	(c)
Class B	12	22	—	—
Class C	5	19	86	—	(c)
Class R2	— (c)	— (c)	— (c)	—
Class R5	9	30	29	—	(c)
Institutional Class	—	220	—	—
Select Class	922	2,422	7,306	31
Custodian and accounting fees	51	124	244	41
Interest expense to affiliates	— (c)	—	3	9
Professional fees	54	121	111	63
Trustees’ and Chief Compliance Officer’s fees	4	15	38	—	(c)
Printing and mailing costs	30	76	405	14
Registration and filing fees	78	132	177	67
Transfer agent fees	445	1,043	2,756	20
Dividend expense on securities sold short	—	—	12,985	40
Other	29	24	29	4
Total expenses	3,901	11,757	59,648	427
Less amounts waived	(41)	(1,073)	(11,909)	(88)
Less earnings credits	— (c)	— (c)	(25)	—	(c)
Less expense reimbursements	(6)	—	—	(166)
Net expenses	3,854	10,684	47,714	173
Net investment income (loss)	10,130	24,077	40,065	176
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(182,693)	(352,638)	(1,082,391)	(2,118)
Futures	—	(7,982)	(9,489)	—
Securities sold short	—	—	197,205	215
Net realized gain (loss)	(182,693)	(360,620)	(894,675)	(1,903)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	48,858	47,602	278,861	4,048
Futures	—	277	2,304	—
Securities sold short	—	—	(55,130)	(141)
Change in net unrealized appreciation (depreciation)	48,858	47,879	226,035	3,907
Net realized/unrealized gains (losses)	(133,835)	(312,741)	(668,640)	2,004
Change in net assets resulting from operations	$(123,705)	$(288,664)	$(628,575)	$2,180

(a)	Includes prime broker borrowing fees in relation to short sale transactions.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,992	$4,387	$4,802	$7,268
Net realized gain (loss)	(35,223)	35,425	(16,022)	14,640
Change in net unrealized appreciation (depreciation)	(5,669)	(79,125)	(29,645)	(64,840)
Change in net assets resulting from operations	(35,900)	(39,313)	(40,865)	(42,932)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(27)	(21)	(2,193)	(4,040)
From net realized gains	—	—	(4,654)	(16,644)
Class B
From net investment income	—	—	(231)	(370)
From net realized gains	—	—	(622)	(2,150)
Class C
From net investment income	—	—	(91)	(112)
From net realized gains	—	—	(221)	(600)
Institutional Class
From net investment income	(1,916)	(1,625)	—	—
Select Class
From net investment income	(302)	(355)	(2,104)	(2,286)
From net realized gains	—	—	(3,627)	(8,762)
Ultra
From net investment income	(2,600)	(2,280)	—	—
Total distributions to shareholders	(4,845)	(4,281)	(13,743)	(34,964)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	55,711	(72,844)	26,881	(27,433)

NET ASSETS:
Change in net assets	14,966	(116,438)	(27,727)	(105,329)
Beginning of period	204,494	320,932	183,855	289,184
End of period	$219,460	$204,494	$156,128	$183,855
Accumulated undistributed (distributions in excess of) net investment income	$24	$(68)	$(293)	$(191)

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Growth and Income Fund		Large Cap Growth Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,232	$6,001	$977	$(2,440)
Net realized gain (loss)	(99,690)	18,428	(40,596)	96,875
Change in net unrealized appreciation (depreciation)	(29,393)	(130,891)	(227,843)	(44,911)
Change in net assets resulting from operations	(122,851)	(106,462)	(267,462)	49,524

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,822)	(5,513)	(262)	—
From net realized gains	—	(71,487)	—	—
Class B
From net investment income	(116)	(96)	(16)	—
From net realized gains	—	(2,405)	—	—
Class C
From net investment income	(40)	(31)	(5)	—
From net realized gains	—	(691)	—	—
Class R2 (a)
From net investment income	—	—	— (b)	—
Class R5 (c)
From net investment income	—	—	— (b)	—
Select Class
From net investment income	(65)	(139)	(752)	—
From net realized gains	—	(1,637)	—	—
Total distributions to shareholders	(6,043)	(81,999)	(1,035)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(45,640)	8,529	(113,626)	(158,510)

NET ASSETS:
Change in net assets	(174,534)	(179,932)	(382,123)	(108,986)
Beginning of period	438,001	617,933	910,406	1,019,392
End of period	$263,467	$438,001	$528,283	$910,406
Accumulated undistributed (distributions in excess of) net investment income	$(111)	$(141)	$(74)	$(34)

(a)	Commencement of offering of class of shares effective November 3, 2008 for the Large Cap Growth Fund.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective April 14, 2009 for the Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,130	$11,388	$24,077	$17,717
Net realized gain (loss)	(182,693)	(3,368)	(360,620)	46,583
Change in net unrealized appreciation (depreciation)	48,858	(183,171)	47,879	(222,656)
Change in net assets resulting from operations	(123,705)	(175,151)	(288,664)	(158,356)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(533)	(510)	(1,365)	(1,151)
From net realized gains	—	(9,870)	(657)	(17,774)
Class B
From net investment income	(88)	(80)	(89)	(50)
From net realized gains	—	(2,730)	(61)	(2,436)
Class C
From net investment income	(36)	(29)	(88)	(34)
From net realized gains	—	(947)	(53)	(1,282)
Class R2 (a)
From net investment income	(1)	—	— (b)	—
From net realized gains	—	—	— (b)	—
Class R5
From net investment income	(603)	(665)	(1,202)	(1,131)
From net realized gains	—	(10,874)	(508)	(9,727)
Institutional Class
From net investment income	—	—	(4,255)	(3,440)
From net realized gains	—	—	(1,459)	(35,935)
Select Class
From net investment income	(10,193)	(9,533)	(16,649)	(11,367)
From net realized gains	—	(144,152)	(6,949)	(123,717)
Ultra
From net investment income	—	(29)	—	—
From net realized gains	—	(693)	—	—
Total distributions to shareholders	(11,454)	(180,112)	(33,335)	(208,044)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(67,245)	111,268	371,664	299,792

NET ASSETS:
Change in net assets	(202,404)	(243,995)	49,665	(66,608)
Beginning of period	580,015	824,010	1,475,451	1,542,059
End of period	$377,611	$580,015	$1,525,116	$1,475,451
Accumulated undistributed (distributions in excess of) net investment income	$(1,327)	$(223)	$(33)	$40

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,065	$24,536	$176	$30
Net realized gain (loss)	(894,675)	(123,367)	(1,903)	(121)
Change in net unrealized appreciation (depreciation)	226,035	(156,711)	3,907	(555)
Change in net assets resulting from operations	(628,575)	(255,542)	2,180	(646)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,301)	(137)	(1)	— (b)
From net realized gains	—	(1,049)	—	—
Class C
From net investment income	(238)	(31)	— (b)	— (b)
From net realized gains	—	(356)	—	—
Class R2 (c)
From net investment income	(1)	—	—	—
Class R5
From net investment income	(693)	(227)	— (b)	— (b)
From net realized gains	—	(1,351)	—	—
Select Class
From net investment income	(36,761)	(8,033)	(57)	(8)
From net realized gains	—	(64,146)	—	—
Total distributions to shareholders	(38,994)	(75,330)	(58)	(8)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	838,325	2,494,455	61,639	4,102

NET ASSETS:
Change in net assets	170,756	2,163,583	63,761	3,448
Beginning of period	3,589,480	1,425,897	3,448	—
End of period	$3,760,236	$3,589,480	$67,209	$3,448
Accumulated undistributed (distributions in excess of) net investment income	$16,793	$18,081	$142	$22

(a)	U.S. Large Cap Value Plus Fund commenced operations on November 30, 2007.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$138	$483	$11,958	$110,508
Dividends and distributions reinvested	23	21	6,389	19,875
Cost of shares redeemed	(299)	(355)	(21,460)	(144,781)
Change in net assets from Class A capital transactions	$(138)	$149	$(3,113)	$(14,398)
Class B
Proceeds from shares issued	$—	$—	$1,904	$1,906
Dividends and distributions reinvested	—	—	812	2,368
Cost of shares redeemed	—	—	(5,020)	(11,378)
Change in net assets from Class B capital transactions	$—	$—	$(2,304)	$(7,104)
Class C
Proceeds from shares issued	$—	$—	$1,747	$1,111
Dividends and distributions reinvested	—	—	278	637
Cost of shares redeemed	—	—	(1,291)	(2,675)
Change in net assets from Class C capital transactions	$—	$—	$734	$(927)
Institutional Class
Proceeds from shares issued	$92,685	$10,052	$—	$—
Dividends and distributions reinvested	1,703	1,420	—	—
Cost of shares redeemed	(35,636)	(36,239)	—	—
Change in net assets from Institutional Class capital transactions	$58,752	$(24,767)	$—	$—
Select Class
Proceeds from shares issued	$4,499	$6,868	$59,999	$40,854
Dividends and distributions reinvested	222	283	1,300	3,839
Cost of shares redeemed	(6,859)	(54,127)	(29,735)	(49,697)
Change in net assets from Select Class capital transactions	$(2,138)	$(46,976)	$31,564	$(5,004)
Ultra
Proceeds from shares issued	$2,409	$9,061	$—	$—
Dividends and distributions reinvested	2,600	2,280	—	—
Cost of shares redeemed	(5,774)	(12,591)	—	—
Change in net assets from Ultra capital transactions	$(765)	$(1,250)	$—	$—

Total change in net assets from capital transactions	$55,711	$(72,844)	$26,881	$(27,433)

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Disciplined Equity Fund		Equity Income Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	12	28	1,831	10,222
Reinvested	2	1	969	1,903
Redeemed	(26)	(21)	(3,093)	(13,987)
Change in Class A Shares	(12)	8	(293)	(1,862)
Class B
Issued	—	—	297	178
Reinvested	—	—	124	228
Redeemed	—	—	(739)	(1,051)
Change in Class B Shares	—	—	(318)	(645)
Class C
Issued	—	—	271	99
Reinvested	—	—	43	61
Redeemed	—	—	(187)	(249)
Change in Class C Shares	—	—	127	(89)
Institutional Class
Issued	9,132	554	—	—
Reinvested	153	83	—	—
Redeemed	(3,230)	(2,136)	—	—
Change in Institutional Class Shares	6,055	(1,499)	—	—
Select Class
Issued	352	385	8,814	3,674
Reinvested	20	17	193	364
Redeemed	(563)	(2,997)	(4,167)	(4,542)
Change in Select Class Shares	(191)	(2,595)	4,840	(504)
Ultra
Issued	197	530	—	—
Reinvested	237	135	—	—
Redeemed	(475)	(722)	—	—
Change in Ultra Shares	(41)	(57)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Large Cap Growth Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,196	$11,308	$26,568	$68,787
Dividends and distributions reinvested	5,476	72,250	247	—
Cost of shares redeemed	(49,022)	(74,657)	(39,688)	(55,175)
Change in net assets from Class A capital transactions	$(37,350)	$8,901	$(12,873)	$13,612
Class B
Proceeds from shares issued	$905	$1,740	$3,508	$7,540
Dividends and distributions reinvested	112	2,383	15	—
Cost of shares redeemed	(3,648)	(7,495)	(20,515)	(58,030)
Change in net assets from Class B capital transactions	$(2,631)	$(3,372)	$(16,992)	$(50,490)
Class C
Proceeds from shares issued	$383	$706	$1,410	$5,183
Dividends and distributions reinvested	31	666	4	—
Cost of shares redeemed	(919)	(1,467)	(4,024)	(4,534)
Change in net assets from Class C capital transactions	$(505)	$(95)	$(2,610)	$649
Class R2 (a)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	— (b)	—
Change in net assets from Class R2 capital transactions	$—	$—	$50	$—
Class R5 (c)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	— (b)	—
Change in net assets from Class R5 capital transactions	$—	$—	$50	$—
Select Class
Proceeds from shares issued	$952	$6,365	$114,197	$135,469
Dividends and distributions reinvested	49	1,492	35	—
Cost of shares redeemed	(6,155)	(4,762)	(192,660)	(258,550)
Change in net assets from Select Class capital transactions	$(5,154)	$3,095	$(78,428)	$(123,081)
Ultra (d)
Proceeds from shares issued	$—	$—	$—	$800
Cost of shares redeemed	—	—	(2,823)	—
Change in net assets from Ultra capital transactions	$—	$—	$(2,823)	$800

Total change in net assets from capital transactions	$(45,640)	$8,529	$(113,626)	$(158,510)

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Growth and Income Fund		Large Cap Growth Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	300	336	1,904	3,512
Reinvested	279	2,276	21	—
Redeemed	(2,341)	(2,213)	(2,842)	(2,810)
Change in Class A Shares	(1,762)	399	(917)	702
Class B
Issued	45	54	291	423
Reinvested	6	77	1	—
Redeemed	(179)	(227)	(1,567)	(3,289)
Change in Class B Shares	(128)	(96)	(1,275)	(2,866)
Class C
Issued	18	23	112	286
Reinvested	2	22	1	—
Redeemed	(46)	(47)	(323)	(263)
Change in Class C Shares	(26)	(2)	(210)	23
Class R2 (a)
Issued	—	—	4	—
Reinvested	—	—	— (b)	—
Change in Class R2 Shares	—	—	4	—
Class R5 (c)
Issued	—	—	4	—
Reinvested	—	—	— (b)	—
Change in Class R5 Shares	—	—	4	—
Select Class
Issued	48	168	7,895	7,158
Reinvested	2	45	3	—
Redeemed	(252)	(143)	(12,705)	(13,347)
Change in Select Class Shares	(202)	70	(4,807)	(6,189)
Ultra (d)
Issued	—	—	—	37
Redeemed	—	—	(213)	—
Change in Ultra Shares	—	—	(213)	37

(a)	Commencement of offering of class of shares effective November 3, 2008 for the Large Cap Growth Fund.

(b)	Amount rounds to less than 1,000 (shares or dollars).

(c)	Commencement of offering of class of shares effective April 14, 2009 for the Large Cap Growth Fund.

(d)	Effective November 12, 2008, Ultra Shares of the Large Cap Growth Fund were liquidated.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,029	$7,450	$31,467	$21,635
Dividends and distributions reinvested	462	8,660	1,810	17,099
Cost of shares redeemed	(7,994)	(12,263)	(22,746)	(28,429)
Change in net assets from Class A capital transactions	$(3,503)	$3,847	$10,531	$10,305
Class B
Proceeds from shares issued	$721	$851	$2,893	$1,564
Dividends and distributions reinvested	83	2,539	138	2,198
Cost of shares redeemed	(2,533)	(5,244)	(4,345)	(9,322)
Change in net assets from Class B capital transactions	$(1,729)	$(1,854)	$(1,314)	$(5,560)
Class C
Proceeds from shares issued	$391	$595	$6,462	$2,884
Dividends and distributions reinvested	31	850	125	1,132
Cost of shares redeemed	(1,080)	(1,758)	(2,933)	(2,432)
Change in net assets from Class C capital transactions	$(658)	$(313)	$3,654	$1,584
Class R2 (a)
Proceeds from shares issued	$50	$—	$50	$—
Dividends and distributions reinvested	1	—	1	—
Change in net assets from Class R2 capital transactions	$51	$—	$51	$—
Class R5
Proceeds from shares issued	$1,942	$24,970	$32,218	$75,007
Dividends and distributions reinvested	291	11,539	847	10,857
Cost of shares redeemed	(21,172)	(23,258)	(97,089)	(12,383)
Change in net assets from Class R5 capital transactions	$(18,939)	$13,251	$(64,024)	$73,481
Institutional Class
Proceeds from shares issued	$—	$—	$115,209	$136,604
Subscriptions in-kind (See Note 9)	—	—	6,663	—
Dividends and distributions reinvested	—	—	1,880	17,495
Cost of shares redeemed	—	—	(62,997)	(60,139)
Change in net assets from Institutional Class capital transactions	$—	$—	$60,755	$93,960
Select Class
Proceeds from shares issued	$54,296	$169,373	$681,322	$283,900
Dividends and distributions reinvested	157	107,821	6,519	97,889
Cost of shares redeemed	(96,920)	(174,340)	(325,830)	(255,767)
Change in net assets from Select Class capital transactions	$(42,467)	$102,854	$362,011	$126,022
Ultra (b)
Proceeds from shares issued	$—	$694	$—	$—
Dividends and distributions reinvested	—	— (c)	—	—
Cost of shares redeemed	—	(7,211)	—	—
Change in net assets from Ultra capital transactions	$—	$(6,517)	$—	$—

Total change in net assets from capital transactions	$(67,245)	$111,268	$371,664	$299,792

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Large Cap Value Fund		U.S. Equity Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	507	517	4,342	1,936
Reinvested	62	682	260	1,606
Redeemed	(958)	(873)	(3,174)	(2,550)
Change in Class A Shares	(389)	326	1,428	992
Class B
Issued	89	60	408	144
Reinvested	12	202	20	209
Redeemed	(315)	(374)	(577)	(854)
Change in Class B Shares	(214)	(112)	(149)	(501)
Class C
Issued	52	44	885	250
Reinvested	5	68	19	107
Redeemed	(132)	(123)	(404)	(218)
Change in Class C Shares	(75)	(11)	500	139
Class R2 (a)
Issued	6	—	7	—
Reinvested	— (c)	—	— (c)	—
Change in Class R2 Shares	6	—	7	—
Class R5
Issued	241	1,753	4,776	6,636
Reinvested	35	917	114	1,022
Redeemed	(3,136)	(1,836)	(14,879)	(1,138)
Change in Class R5 Shares	(2,860)	834	(9,989)	6,520
Institutional Class
Issued	—	—	17,157	11,992
Subscriptions in-kind (See Note 9)	—	—	980	—
Reinvested	—	—	265	1,643
Redeemed	—	—	(8,681)	(5,602)
Change in Institutional Class Shares	—	—	9,721	8,033
Select Class
Issued	7,561	13,128	96,172	27,689
Reinvested	19	8,566	946	9,196
Redeemed	(11,860)	(12,058)	(45,647)	(22,406)
Change in Select Class Shares	(4,280)	9,636	51,471	14,479
Ultra (b)
Issued	—	55	—	—
Reinvested	—	— (c)	—	—
Redeemed	—	(480)	—	—
Change in Ultra Shares	—	(425)	—	—

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Effective January 17, 2008, Ultra Shares of the Large Cap Value Fund were liquidated.

(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009		Period Ended 6/30/2008 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$141,431	$125,379	$57		$118
Dividends and distributions reinvested	1,154	1,109	1		—	(b)
Cost of shares redeemed	(70,884)	(12,966)	—		(3)
Change in net assets from Class A capital transactions	$71,701	$113,522	$58		$115
Class C
Proceeds from shares issued	$25,561	$40,356	$115		$204
Dividends and distributions reinvested	201	356	—	(b)	—	(b)
Cost of shares redeemed	(11,828)	(1,840)	(131)		(14)
Change in net assets from Class C capital transactions	$13,934	$38,872	$(16)		$190
Class R2 (c)
Proceeds from shares issued	$140	$—	$—		$—
Dividends and distributions reinvested	1	—	—		—
Cost of shares redeemed	(4)	—	—		—
Change in net assets from Class R2 capital transactions	$137	$—	$—		$—
Class R5
Proceeds from shares issued	$45,339	$31,027	$—		$25
Dividends and distributions reinvested	694	1,578	—	(b)	—	(b)
Cost of shares redeemed	(7,430)	(13,682)	—		—
Change in net assets from Class R5 capital transactions	$38,603	$18,923	$—	(b)	$25
Select Class
Proceeds from shares issued	$1,637,936	$2,540,704	$65,271		$3,767
Subscriptions in-kind (See Note 9)	—	2,500	—		—
Dividends and distributions reinvested	9,243	22,190	36		8
Cost of shares redeemed	(933,229)	(242,256)	(3,710)		(3)
Change in net assets from Select Class capital transactions	$713,950	$2,323,138	$61,597		$3,772
Total change in net assets from capital transactions	$838,325	$2,494,455	$61,639		$4,102

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	U.S. Large Cap Core Plus Fund		U.S. Large Cap Value Plus Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009		Period Ended 6/30/2008 (a)
SHARE TRANSACTIONS:
Class A
Issued	9,907	6,256	7		8
Reinvested	90	54	—	(b)	—	(b)
Redeemed	(5,202)	(666)	—		—	(b)
Change in Class A Shares	4,795	5,644	7		8
Class C
Issued	1,787	2,026	14		14
Reinvested	16	18	—	(b)	—	(b)
Redeemed	(881)	(95)	(15)		(1)
Change in Class C Shares	922	1,949	(1)		13
Class R2 (c)
Issued	10	—	—		—
Reinvested	— (b)	—	—		—
Redeemed	— (b)	—	—		—
Change in Class R2 Shares	10	—	—		—
Class R5
Issued	3,429	1,527	—		2
Reinvested	54	77	—	(b)	—	(b)
Redeemed	(537)	(641)	—		—
Change in Class R5 Shares	2,946	963	—	(b)	2
Select Class
Issued	120,838	127,028	7,129		259
Subscriptions in-kind (See Note 9)	—	121	—		—
Reinvested	717	1,077	4		1
Redeemed	(66,870)	(11,968)	(396)		—	(b)
Change in Select Class Shares	54,685	116,258	6,737		260

(a)	U.S. Large Cap Value Plus Fund commenced operations on November 30, 2007.

(b)	Amount rounds to less than 1,000 (shares or dollars).

(c)	Commencement of offering of class of shares effective November 3, 2008 for the U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   69

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2009

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(628,575)

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,206,864)
Proceeds from disposition of investment securities	4,186,312
Covers of investment securities sold short	(1,142,836)
Proceeds from disposition of investment securities sold short	1,327,804
Sales of short-term investments, net	9,770
Unrealized appreciation/depreciation on investments	(278,861)
Unrealized appreciation/depreciation on securities sold short	55,130
Realized gain/loss on investments	1,082,391
Realized gain/loss on investment securities sold short	(197,205)
Increase in deposits with broker for futures contracts	(8,145)
Increase in receivable for investments sold	(14,520)
Increase in interest and dividends receivable	(975)
Increase in payable for investments purchased	12,349
Increase in variation margin payable	680
Decrease in dividends for securities sold short payable	(373)
Increase in accrued expenses and other liabilities	466
Net cash provided (used) by operating activities	(803,452)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued (net of fund shares sold)	1,852,201
Net cost of shares redeemed (net of fund shares redeemed)	(1,020,538)
Cash distributions paid to shareholders (net of reinvestments of $11,293)	(27,701)
Net cash provided (used) by financing activities	803,962
Net increase in cash	510

Cash:
Beginning of period	19
End of period	$529

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

U.S. Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$2,180

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(84,392)
Proceeds from disposition of investment securities	14,853
Covers of investment securities sold short	(2,211)
Proceeds from disposition of investment securities sold short	10,776
Purchases of short-term investments, net	(2,021)
Unrealized appreciation/depreciation on investments	(4,048)
Unrealized appreciation/depreciation on securities sold short	141
Realized gain/loss on investments	2,118
Realized gain/loss on investment securities sold short	(215)
Decrease in due from Advisor and Affiliates	9
Increase in receivable for investments sold	(3,886)
Increase in interest and dividends receivable	(107)
Increase in payable for investments purchased	5,119
Increase in dividends for securities sold short payable	6
Increase in accrued expenses and other liabilities	93
Net cash provided (used) by operating activities	(61,585)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued (net of fund shares sold)	65,224
Net cost of shares redeemed (net of fund shares redeemed)	(3,836)
Due to custodian	218
Cash distributions paid to shareholders (net of reinvestments of $37)	(21)
Net cash provided (used) by financing activities	61,585
Net decrease in cash	— (a)

Cash:
Beginning of period	— (a)
End of period	$—

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees		Net asset value, end of period
Disciplined Equity Fund
Class A
Year Ended June 30, 2009	$15.44	$0.31	(e)(f)	$(3.93	)(f)	$(3.62)	$(0.30)	$—		$11.52
Year Ended June 30, 2008	18.45	0.22	(e)	(3.00)		(2.78)	(0.23)	—		15.44
Year Ended June 30, 2007	15.33	0.18	(e)	3.15		3.33	(0.21)	—		18.45
January 1, 2006 through June 30, 2006 (g)	15.14	0.09	(e)	0.18		0.27	(0.08)	—	(h)	15.33
Year Ended December 31, 2005	14.78	0.13	(e)	0.36		0.49	(0.13)	—		15.14
Year Ended December 31, 2004	13.50	0.13		1.30		1.43	(0.15)	—		14.78

Institutional Class
Year Ended June 30, 2009	15.45	0.32	(e)(f)	(3.90	)(f)	(3.58)	(0.35)	—		11.52
Year Ended June 30, 2008	18.47	0.29	(e)	(3.01)		(2.72)	(0.30)	—		15.45
Year Ended June 30, 2007	15.33	0.25	(e)	3.16		3.41	(0.27)	—		18.47
January 1, 2006 through June 30, 2006 (g)	15.15	0.12	(e)	0.17		0.29	(0.11)	—	(h)	15.33
Year Ended December 31, 2005	14.78	0.19	(e)	0.37		0.56	(0.19)	—		15.15
Year Ended December 31, 2004	13.49	0.22		1.28		1.50	(0.21)	—		14.78

Select Class
Year Ended June 30, 2009	15.48	0.33	(e)(f)	(3.94	)(f)	(3.61)	(0.33)	—		11.54
Year Ended June 30, 2008	18.48	0.26	(e)	(3.00)		(2.74)	(0.26)	—		15.48
Year Ended June 30, 2007	15.34	0.22	(e)	3.16		3.38	(0.24)	—		18.48
January 1, 2006 through June 30, 2006 (g)	15.16	0.11	(e)	0.17		0.28	(0.10)	—	(h)	15.34
Year Ended December 31, 2005	14.80	0.17	(e)	0.36		0.53	(0.17)	—		15.16
Year Ended December 31, 2004	13.51	0.18		1.30		1.48	(0.19)	—		14.80

Ultra
Year Ended June 30, 2009	15.45	0.37	(e)(f)	(3.94	)(f)	(3.57)	(0.36)	—		11.52
Year Ended June 30, 2008	18.47	0.31	(e)	(3.02)		(2.71)	(0.31)	—		15.45
Year Ended June 30, 2007	15.33	0.26	(e)	3.17		3.43	(0.29)	—		18.47
January 1, 2006 through June 30, 2006 (g)	15.15	0.12	(e)	0.18		0.30	(0.12)	—	(h)	15.33
Year Ended December 31, 2005	14.79	0.21	(e)	0.36		0.57	(0.21)	—		15.15
Year Ended December 31, 2004	13.50	0.22		1.30		1.52	(0.23)	—		14.79

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (24.09)%, (23.76)%, (23.97)%, and (23.75)%, the net investment income (loss) per share would have been $0.24, $0.26, $0.27 and $0.30, the net realized and unrealized gains (losses) on investments per share would have been $(3.98), $(3.95), $(4.00), and $(3.99), and the net investment income (loss) ratio would have been 2.02%, 2.19%, 2.19% and 2.52% for Class A, Institutional Class, Select Class and Ultra Shares, respectively.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(23.29	)%(f)	$965	0.85%	2.59	%(f)	0.97%	92%
(15.18)		1,487	0.85	1.26		0.92	72
21.82		1,628	0.85	1.07		0.92	59
1.78		1,141	0.85	1.14		0.95	34
3.33		957	0.87	0.87		1.04	44
10.64		1,847	0.95	1.01		1.67	49

(23.03	)(f)	124,398	0.45	2.76	(f)	0.58	92
(14.88)		73,219	0.45	1.66		0.52	72
22.40		115,178	0.45	1.47		0.51	59
1.89		219,916	0.45	1.54		0.54	34
3.84		310,294	0.45	1.31		0.52	44
11.23		341,641	0.45	1.52		0.60	49

(23.17	)(f)	10,514	0.60	2.76	(f)	0.72	92
(14.93)		17,063	0.60	1.45		0.68	72
22.16		68,341	0.60	1.32		0.66	59
1.85		254,182	0.60	1.42		0.70	34
3.61		90,359	0.60	1.17		0.68	44
11.03		79,342	0.63	1.37		0.78	49

(22.95	)(f)	83,583	0.35	3.09	(f)	0.47	92
(14.78)		112,725	0.35	1.76		0.42	72
22.53		135,785	0.35	1.55		0.42	59
1.95		153,648	0.35	1.62		0.45	34
3.87		125,344	0.35	1.41		0.43	44
11.33		102,817	0.35	1.59		0.55	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2009	$9.11	$0.22	(c)	$(2.30)	$(2.08)	$(0.21)	$(0.47)	$(0.68)
Year Ended June 30, 2008	12.42	0.28	(c)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(c)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(c)	0.79	1.06	(0.30)	(4.23)	(4.53)
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	(2.76)

Class B
Year Ended June 30, 2009	9.05	0.18	(c)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(c)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(c)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)

Class C
Year Ended June 30, 2009	9.05	0.18	(c)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(c)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(c)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)

Select Class
Year Ended June 30, 2009	9.20	0.25	(c)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(c)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(c)	2.27	2.57	(0.29)	(1.94)	(2.23)
Year Ended June 30, 2006	15.65	0.32	(c)	0.79	1.11	(0.34)	(4.23)	(4.57)
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$6.35	(22.86)%		$66,117	1.23%	3.13%	1.39%	54%
9.11	(16.48	) (d)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21
15.57	11.18		118,328	1.12	1.93	1.25	68

6.30	(23.39)		7,829	1.85	2.49	1.89	54
9.05	(16.99	) (d)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21
15.52	10.40		56,778	1.79	1.23	1.87	68

6.30	(23.36)		3,879	1.85	2.54	1.90	54
9.05	(16.92	) (d)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21
15.52	10.40		7,532	1.74	1.33	1.80	68

6.42	(22.59)		78,303	0.89	3.51	1.15	54
9.20	(16.26	) (d)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21
15.65	11.46		311,852	0.87	2.15	0.95	68

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2009	$27.97	$0.44	(e)(f)	$(8.52	)(f)	$(8.08)	$(0.43)	$—	$(0.43)
Year Ended June 30, 2008	40.42	0.39	(e)	(7.22)		(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(e)	7.49		7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (g)	33.55	0.15	(e)	1.11		1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(e)	0.99		1.22	(0.24)	(0.43)	(0.67)
Year Ended December 31, 2004	29.18	0.25	(e)	3.81		4.06	(0.24)	—	(0.24)

Class B
Year Ended June 30, 2009	27.36	0.32	(e)(f)	(8.32	)(f)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(e)	(7.07)		(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(e)	7.35		7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (g)	32.95	0.06	(e)	1.09		1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(e)	0.99		1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(e)	3.73		3.83	(0.09)	—	(0.09)

Class C
Year Ended June 30, 2009	26.13	0.31	(e)(f)	(7.95	)(f)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(e)	(6.79)		(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(e)	7.08		7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (g)	31.81	0.06	(e)	1.05		1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(e)	0.95		1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(e)	3.60		3.70	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2009	29.02	0.52	(e)(f)	(8.82	)(f)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(e)	(7.49)		(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(e)	7.72		8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (g)	34.55	0.22	(e)	1.14		1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(e)	1.01		1.38	(0.36)	(0.43)	(0.79)
Year Ended December 31, 2004	30.02	0.40	(e)	3.90		4.30	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (29.17)%, (29.54)%, (29.51)%, and (28.93)%, the net investment income (loss) per share would have been $0.41, $0.29, $0.28 and $0.49, and the net realized and unrealized gains (losses) on investments per share would have been $(8.57), $(8.37), $(7.99), and $(8.88), and the net investment income (loss) ratio would have been 1.93%, 1.40%, 1.41% and 2.01% for Class A, Class B, Class C, and Select Class, respectively.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.46	(28.88	)%(f)	$253,559	1.27%	2.06	%(f)	1.28%	52%
27.97	(18.43)		413,710	1.16	1.15		1.16	69
40.42	23.20		581,817	1.17	0.94		1.17	49
34.67	3.76		523,111	1.26	0.85		1.30	16
33.55	3.72		543,010	1.24	0.68		1.24	41	(h)
33.00	13.98		601,100	1.30	0.84		1.41	44	(h)

19.03	(29.24	)(f)	5,976	1.77	1.53	(f)	1.78	52
27.36	(18.84)		12,097	1.66	0.62		1.66	69
39.67	22.61		21,336	1.67	0.43		1.67	49
34.05	3.50		28,724	1.76	0.34		1.80	16
32.95	3.21		38,820	1.74	0.16		1.74	41	(h)
32.41	13.38		63,113	1.80	0.32		1.91	44	(h)

18.15	(29.24	)(f)	2,027	1.77	1.54	(f)	1.78	52
26.13	(18.85)		3,598	1.66	0.64		1.66	69
38.18	22.61		5,349	1.67	0.44		1.67	49
32.86	3.50		5,324	1.76	0.34		1.80	16
31.81	3.21		5,645	1.74	0.19		1.74	41	(h)
31.33	13.38		6,027	1.80	0.34		1.91	44	(h)

20.21	(28.61	)(f)	1,905	0.90	2.14	(f)	1.04	52
29.02	(18.23)		8,596	0.90	1.45		0.91	69
41.71	23.57		9,431	0.87	1.22		0.90	49
35.71	3.95		3,415	0.90	1.24		1.05	16
34.55	4.08		3,692	0.90	1.09		1.06	41	(h)
33.96	14.42		1,426	0.90	1.27		2.31	44	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Large Cap Growth Fund
Class A
Year Ended June 30, 2009	$19.50	$0.01	(e)	$(6.11	)(f)	$(6.10)	$(0.02)	$13.38
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90		0.83	—	19.50
Year Ended June 30, 2007	16.03	(0.05	)(e)	2.69		2.64	—	18.67
Year Ended June 30, 2006	14.96	(0.06	)(e)	1.13		1.07	—	16.03
Year Ended June 30, 2005	14.82	0.01		0.16		0.17	(0.03)	14.96

Class B
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52	)(f)	(5.59)	(0.01)	12.05
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82		0.66	—	17.65
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47		2.34	—	16.99
Year Ended June 30, 2006	13.75	(0.13	)(e)	1.03		0.90	—	14.65
Year Ended June 30, 2005	13.69	(0.55)		0.61		0.06	— (h)	13.75

Class C
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48	)(f)	(5.54)	(0.01)	11.95
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82		0.66	—	17.50
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44		2.31	—	16.84
Year Ended June 30, 2006	13.63	(0.13	)(e)	1.03		0.90	—	14.53
Year Ended June 30, 2005	13.57	(0.60)		0.66		0.06	— (h)	13.63

Class R2
November 3, 2008 (i) through June 30, 2009	13.68	0.01	(e)	(0.31	)(f)	(0.30)	(0.01)	13.37

Class R5
April 14, 2009 (i) through June 30, 2009	12.47	0.01	(e)	0.81		0.82	(0.01)	13.28

Select Class
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06	)(f)	(6.02)	(0.03)	13.28
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89		0.87	—	19.33
Year Ended June 30, 2007	15.80	(0.01	)(e)	2.67		2.66	—	18.46
Year Ended June 30, 2006	14.71	(0.02	)(e)	1.11		1.09	—	15.80
Year Ended June 30, 2005	14.56	0.17		0.02		0.19	(0.04)	14.71

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (31.62)%, (32.08)%, (32.01)%, (2.74)% and (31.49)%, and the net realized and unrealized gains (losses) on investments per share would have been $(6.18), $(5.59), $(5.55), $(0.38) and $(6.13) for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(31.26	)%(f)	$160,168	1.24%	0.05%	1.45%	124%
4.45	(g)	251,333	1.24	(0.36)	1.28	52
16.47		227,544	1.24	(0.29)	1.26	35
7.15		207,103	1.24	(0.36)	1.30	49
1.14		234,983	1.24	0.12	1.34	112

(31.69	)(f)	26,025	1.78	(0.52)	1.93	124
3.88	(g)	60,623	1.77	(0.88)	1.78	52
15.97		107,034	1.76	(0.81)	1.76	35
6.55		161,461	1.78	(0.90)	1.80	49
0.46		218,707	1.91	(0.54)	1.95	112

(31.67	)(f)	5,996	1.78	(0.50)	1.94	124
3.92	(g)	12,465	1.77	(0.88)	1.78	52
15.90		11,602	1.76	(0.81)	1.76	35
6.60		11,163	1.78	(0.89)	1.81	49
0.45		12,179	1.92	(0.55)	1.95	112

(2.16	)(f)	49	1.49	0.16	1.80	124

6.56		53	0.79	0.19	1.17	124

(31.13	)(f)	335,992	0.99	0.29	1.19	124
4.71	(g)	581,830	0.99	(0.10)	1.03	52
16.84		669,951	0.99	(0.04)	1.01	35
7.41		824,532	0.99	(0.12)	1.05	49
1.31		1,201,449	0.99	0.43	1.03	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2009	$10.66	$0.18	(e)(f)	$(2.54	)(f)	$(2.36)	$(0.21)	$—	$(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(e)	3.52		3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(e)	1.18		1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37		1.57	(0.20)	—	(0.20)

Class B
Year Ended June 30, 2009	10.52	0.13	(e)(f)	(2.50	)(f)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50		3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(e)	1.17		1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42		1.47	(0.12)	—	(0.12)

Class C
Year Ended June 30, 2009	10.47	0.14	(e)(f)	(2.50	)(f)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(e)	3.50		3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(e)	1.15		1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37		1.46	(0.12)	—	(0.12)

Class R2
November 3, 2008 (h) through June 30, 2009	8.10	0.11	(e)(f)	0.02	(f)	0.13	(0.15)	—	(0.15)

Class R5
Year Ended June 30, 2009	10.52	0.25	(e)(f)	(2.54	)(f)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(e)	3.50		3.80	(0.31)	(1.53)	(1.84)
May 15, 2006 (h) through June 30, 2006	16.65	0.04	(e)	(0.19)		(0.15)	(0.09)	—	(0.09)

Select Class
Year Ended June 30, 2009	10.53	0.20	(e)(f)	(2.51	)(f)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(e)	3.50		3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(e)	1.17		1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36		1.60	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (22.67)%, (23.00)%, (23.02)%, 1.07%, (22.27)% and (22.46)%, the net investment income (loss) per share would have been $0.16, $0.11, $0.11, $0.09, $0.23 and $0.18, and the net realized and unrealized gains (losses) on investments per share would have been $(2.59), $(2.55), $(2.54), $(0.03), $(2.59) and $(2.56), and the net investment income (loss) ratio would have been 1.89%, 1.34%, 1.40%, 1.87%, 2.76% and 2.17% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.09	(22.00	)%(f)	$20,557	1.16%	2.17	%(f)	1.17%	108%
10.66	(23.52	) (g)	31,227	1.09	1.39		1.09	93
18.54	23.49		48,264	1.07	1.27		1.07	77
16.55	8.93		44,110	1.08	1.31		1.11	72
15.84	10.87		58,488	1.08	1.29		1.21	112

7.99	(22.32	)(f)	3,858	1.66	1.61	(f)	1.67	108
10.52	(24.04	) (g)	7,337	1.59	0.89		1.59	93
18.38	22.89		14,870	1.57	0.77		1.57	77
16.42	8.37		15,437	1.58	0.81		1.61	72
15.72	10.22		23,304	1.74	0.61		1.81	112

7.95	(22.34	)(f)	1,551	1.66	1.67	(f)	1.67	108
10.47	(24.06	) (g)	2,830	1.59	0.89		1.59	93
18.32	22.92		5,143	1.57	0.77		1.57	77
16.37	8.30		4,850	1.58	0.82		1.61	72
15.69	10.10		5,678	1.73	0.62		1.80	112

8.08	1.95	(f)	51	1.46	2.29	(f)	1.47	108

8.01	(21.58	)(f)	57	0.70	3.04	(f)	0.70	108
10.52	(23.36	) (g)	30,165	0.64	1.87		0.64	93
18.37	24.04		37,350	0.62	1.70		0.62	77
16.41	(0.92)		9,729	0.64	2.12		0.74	72

7.99	(21.78	)(f)	351,537	0.91	2.44	(f)	0.92	108
10.53	(23.43	) (g)	508,456	0.84	1.66		0.84	93
18.39	23.83		710,573	0.82	1.53		0.82	77
16.42	9.16		897,848	0.83	1.57		0.86	72
15.73	11.19		1,155,483	0.82	1.54		0.90	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2009	$9.56	$0.11	(e)	$(2.17)	$(2.06)	$(0.10)	$(0.05)	$(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (g)	10.99	0.05	(e)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(e)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(e)	0.97	1.05	(0.07)	—	(0.07)

Class B
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(e)(h)	0.97	0.97	(0.02)	—	(0.02)

Class C
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(e)(h)	0.97	0.97	(0.02)	—	(0.02)

Class R2
November 3, 2008 (i) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(e)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 (i) through June 30, 2006	11.48	0.02	(e)	(0.19)	(0.17)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.35	(21.36)%		$103,103	1.05%	1.49%	1.12%	101%
9.56	(10.55	)(f)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83
10.99	10.50		52,893	1.05	0.80	1.46	82

7.26	(21.70)		8,559	1.57	0.96	1.61	101
9.45	(11.08	)(f)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83
10.90	9.74		24,746	1.75	0.03	1.97	82

7.25	(21.69)		10,216	1.57	0.97	1.62	101
9.44	(11.03	)(f)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83
10.90	9.74		4,376	1.75	0.04	1.96	82

7.35	1.70		51	1.30	1.47	1.39	101

7.36	(20.91)		596	0.59	2.08	0.65	101
9.55	(10.16	)(f)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112
11.27	(1.47)		4,585	0.59	1.25	0.73	85

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Institutional Class
Year Ended June 30, 2009	$9.55	$0.14	(e)	$(2.16)	$(2.02)	$(0.13)	$(0.05)	$(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (g)	10.98	0.07	(e)	0.29	0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(e)	0.17	0.29	(0.12)	(0.16)	(0.28)
Year Ended December 31, 2004	9.99	0.12	(e)	0.97	1.09	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (g)	10.98	0.06	(e)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(e)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(e)	0.97	1.08	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.35	(21.04)%		$263,859	0.64%	1.88%	0.72%	101%
9.55	(10.20	)(f)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112
11.27	3.31		221,627	0.64	1.22	0.72	85
10.98	2.62		208,614	0.64	1.12	0.67	83
10.97	10.96		63,670	0.64	1.20	0.74	82

7.35	(21.04)		1,138,732	0.79	1.76	0.87	101
9.54	(10.34	)(f)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112
11.26	3.14		1,049,744	0.79	1.07	0.87	85
10.98	2.45		1,340,801	0.78	0.95	0.81	83
10.97	10.80		339,811	0.79	1.04	0.90	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2009	$18.56	$0.15	(f)	$(3.93)	$(3.78)	$(0.16)	$—	$(0.16)	$14.62
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)	18.56
Year Ended June 30, 2007	16.48	0.12	(f)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.08	(f)	1.44	1.52	(0.04)	—	(0.04)	16.48

Class C
Year Ended June 30, 2009	18.37	0.08	(f)	(3.88)	(3.80)	(0.10)	—	(0.10)	14.47
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	(f)	4.50	4.53	—	(0.14)	(0.14)	20.83
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.02	(f)	1.44	1.46	(0.02)	—	(0.02)	16.44

Class R2
November 3, 2008 (i) through June 30, 2009	14.29	0.08	(f)	0.39	0.47	(0.20)	—	(0.20)	14.56

Class R5
Year Ended June 30, 2009	18.68	0.21	(f)	(3.96)	(3.75)	(0.21)	—	(0.21)	14.72
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68
Year Ended June 30, 2007	16.50	0.21	(f)	4.54	4.75	(0.08)	(0.14)	(0.22)	21.03
November 1, 2005 (g) through June 30, 2006 (h)	16.68	0.02	(f)	(0.20)	(0.18)	—	—	—	16.50

Select Class
Year Ended June 30, 2009	18.63	0.19	(f)	(3.95)	(3.76)	(0.18)	—	(0.18)	14.69
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63
Year Ended June 30, 2007	16.50	0.17	(f)	4.53	4.70	(0.07)	(0.14)	(0.21)	20.99
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.10	(f)	1.44	1.54	(0.04)	—	(0.04)	16.50

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing June 30, 2009, the Fund will present portfolio turnovers in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	The Fund changed its fiscal year end from October 31 to June 30.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

(20.23)%	$154,789	1.76%	1.35%	1.04%	2.15%	1.73%	116%	153%
(8.36)	107,496	1.57	1.25	0.75	1.96	1.64	124	—
28.35	3,090	1.66	1.25	0.64	2.17	1.76	138	—
10.13	551	1.50	1.24	0.71	4.82	4.55	92	—

(20.64)	42,221	2.26	1.84	0.55	2.64	2.23	116	153
(8.74)	36,663	2.07	1.75	0.26	2.46	2.14	124	—
27.64	983	2.16	1.75	0.17	2.72	2.31	138	—
9.77	549	2.00	1.74	0.21	5.32	5.05	92	—

3.48	139	2.06	1.65	0.90	2.44	2.02	116	153

(19.89)	88,636	1.32	0.90	1.45	1.70	1.29	116	153
(7.90)	57,411	1.12	0.80	1.12	1.51	1.19	124	—
28.94	44,397	1.21	0.80	1.07	1.70	1.29	138	—
(1.08)	8,661	1.30	0.80	1.18	2.44	1.94	92	—

(20.03)	3,474,451	1.51	1.09	1.29	1.89	1.48	116	153
(8.07)	3,387,910	1.32	1.00	0.95	1.71	1.39	124	—
28.62	1,377,427	1.41	1.00	0.86	1.86	1.45	138	—
10.30	59,480	1.21	1.01	0.91	2.86	2.66	92	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
U.S. Large Cap Value Plus Fund
Class A
Year Ended June 30, 2009	$12.20	$0.18	(f)	$(2.73)	$(2.55)	$(0.09)	$9.56
November 30, 2007 (h) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	12.20

Class C
Year Ended June 30, 2009	12.17	0.13	(f)	(2.72)	(2.59)	(0.03)	9.55
November 30, 2007 (h) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	12.17

Class R5
Year Ended June 30, 2009	12.23	0.22	(f)	(2.74)	(2.52)	(0.13)	9.58
November 30, 2007 (h) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	12.23

Select Class
Year Ended June 30, 2009	12.22	0.13	(f)	(2.67)	(2.54)	(0.11)	9.57
November 30, 2007 (h) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	12.22

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing June 30, 2009, the Fund will present portfolio turnovers in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.07%.

(h)	Commencement of operations.

(i)	Includes interest expense of 0.39%.

(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)		Net expenses (excluding dividend expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short) (j)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short) (j)		Portfolio turnover rate (excluding short sales (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

(20.85)%	$140	1.64	%(g)	1.32	%(g)	1.92%	6.06	%(g)	5.74	%(g)	93%	161%
(18.44)	96	2.15	(i)	1.64	(i)	1.41	13.57	(i)	13.06	(i)	57	—

(21.29)	111	2.14	(g)	1.82	(g)	1.34	6.81	(g)	6.49	(g)	93	161
(18.67)	159	2.65	(i)	2.14	(i)	0.82	14.12	(i)	13.61	(i)	57	—

(20.51)	16	1.19	(g)	0.87	(g)	2.31	5.89	(g)	5.57	(g)	93	161
(18.22)	20	1.70	(i)	1.19	(i)	1.86	13.36	(i)	12.85	(i)	57	—

(20.64)	66,942	1.39	(g)	1.07	(g)	1.41	3.37	(g)	3.06	(g)	93	161
(18.29)	3,173	1.90	(i)	1.39	(i)	1.63	12.83	(i)	12.32	(i)	57	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Disciplined Equity Fund	Class A, Institutional Class, Select Class and Ultra	JPM I	Diversified
Equity Income Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Institutional Class, and Select Class	JPM I	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

Effective November 12, 2008, Ultra Shares of the Large Cap Growth Fund were liquidated. Ultra Shares of Large Cap Growth Fund are no longer available to investors.

Effective January 17, 2008, Ultra Shares of the Large Cap Value Fund were liquidated. Ultra Shares of Large Cap Value Fund are no longer available to investors.

Class R2 Shares commenced operations on November 3, 2008, for the Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund.

Class R5 Shares commenced operations on April 14, 2009, for the Large Cap Growth Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and

90   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Disciplined Equity Fund #
Level 1 — Quoted prices	$260,096	$—	$—	$(55)
Level 2 — Other significant observable inputs	307	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$260,403	$—	$—	$(55)
Equity Income Fund # #
Level 1 — Quoted prices	$183,992	$—	$—	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$183,992	$—	$—	$—
Growth and Income Fund ##
Level 1 — Quoted prices	$315,887	$—	$—	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$315,887	$—	$—	$—
Large Cap Growth Fund
Level 1 — Quoted prices	$535,499	$—	$—	$—
Level 2 — Other significant observable inputs	18,468	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$553,967	$—	$—	$—

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

The following table represents each valuation input by industry as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$9,930	$—	$—	$9,930
Beverages	3,594	—	—	3,594
Biotechnology	18,663	—	—	18,663
Capital Markets	13,980	—	—	13,980
Chemicals	23,612	—	—	23,612
Communications Equipment	47,566	—	—	47,566
Computers & Peripherals	44,344	—	—	44,344
Construction & Engineering	6,040	—	—	6,040
Diversified Consumer Services	7,567	—	—	7,567
Diversified Financial Services	6,832	—	—	6,832
Electrical Equipment	8,614	—	—	8,614
Electronic Equipment, Instruments & Components	6,727	—	—	6,727
Energy Equipment & Services	11,747	—	—	11,747
Food & Staples Retailing	12,619	—	—	12,619
Food Products	8,072	—	—	8,072
Health Care Equipment & Supplies	9,130	—	—	9,130
Health Care Providers & Services	13,647	—	—	13,647
Hotels, Restaurants & Leisure	9,877	—	—	9,877
Household Products	2,540	—	—	2,540
Internet & Catalog Retail	24,421	—	—	24,421
Internet Software & Services	28,201	—	—	28,201
IT Services	30,560	—	—	30,560
Life Sciences Tools & Services	6,265	—	—	6,265
Machinery	6,076	—	—	6,076
Media	7,100	—	—	7,100
Metals & Mining	13,572	—	—	13,572
Multiline Retail	5,620	—	—	5,620
Oil, Gas & Consumable Fuels	12,401	5,041	—	17,442
Pharmaceuticals	25,421	—	—	25,421
Professional Services	2,008	—	—	2,008
Real Estate Investment Trusts (REITs)	3,897	—	—	3,897
Road & Rail	2,954	—	—	2,954
Semiconductors & Semiconductor Equipment	25,299	—	—	25,299
Software	25,152	—	—	25,152
Specialty Retail	10,525	—	—	10,525
Tobacco	11,461	—	—	11,461
Wireless Telecommunication Services	5,057	—	—	5,057
Total Common Stocks	511,091	5,041	—	516,132
Preferred Stocks
Wireless Telecommunication Services	—	6,123	—	6,123
Total Preferred Stocks	—	6,123	—	6,123
Short-Term Investments
Investment Companies	7,176	—	—	7,176
Investments of Cash Collateral for Securities on Loan
Investment Companies	17,232	—	—	17,232
Corporate Notes	—	5,330	—	5,330
Certificates of Deposit	—	1,974	—	1,974
Total Investments in Securities	535,499	18,468	—	553,967

92   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short†	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Large Cap Value Fund ###
Level 1 — Quoted prices	$395,543	$—	$—	$—-
Level 2 — Other significant observable inputs	4,645	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$400,188	$—	$—	$—
U.S. Equity Fund ####
Level 1 — Quoted prices	$1,776,151	$—	$—	$(298)
Level 2 — Other significant observable inputs	457	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$1,776,608	$—	$—	$(298)
U.S. Large Cap Core Plus Fund ##
Level 1 — Quoted prices	$4,364,247	$(631,079)	$—	$(1,465)
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$4,364,247	$(631,079)	$—	$(1,465)
U.S. Large Cap Value Plus Fund ##
Level 1 — Quoted prices	$77,761	$(9,265)	$—	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$77,761	$(9,265)	$—	$—

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

#	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

##	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a certificate of deposit and two corporate notes that are held as an investment of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

####	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of a U.S. Treasury Note that is held for futures collateral and an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Futures — The Funds may use index future contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Funds may buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit to the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments (variation margin) are made or received by the Funds periodically, based on changes in the market value of open futures contracts. Variation margin is recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities pledged for initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin are also recorded on the Statements of Assets and Liabilities.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notional amounts are an indicator of the volume of futures contract activity. These amounts are disclosed in the accompanying Schedules of Portfolio Investments.

D.  Short Sales — The Growth and Income Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Prime broker borrowing fees and/or income is included in Dividend income from non-affiliates in the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

The Funds may use a significant amount of leverage. While leverage may increase the Funds’ return, it may also increase the Funds’ losses compared to losses which would have been incurred had the Funds not utilized leverage.

As of June 30, 2009, the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund had outstanding short sales as listed on their Schedules of Portfolio Investments.

E.  Securities Lending — Each Fund (except U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Investment Advisors Inc. (“JPMIA” together with JPMIM, each an “Advisor” and collectively the “Advisors”), in order to generate additional income. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund. Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, served as lending agent for Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund. JPMCB serves as lending agent for Large Cap Growth Fund and Large Cap Value Fund. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income and dividend income on the Statements of Operations. For the period ended June 30, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$42
Equity Income Fund	73
Growth and Income Fund	176
Large Cap Growth Fund	206
Large Cap Value Fund	90
U.S. Equity Fund	573

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

94   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Loaned Securities	Cash Collateral Posted by Borrower	Unrealized Loss on Cash Collateral Investments	Total Value of Collateral Investments
Disciplined Equity Fund	$39,508	$40,861	$—	$40,861
Equity Income Fund	27,002	27,829	—	27,829
Growth and Income Fund	50,702	52,140	—	52,140
Large Cap Growth Fund	24,495	24,731	(195)	24,536
Large Cap Value Fund	24,214	25,058	(104)	24,954
U.S. Equity Fund	250,600	259,010	—	259,010

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

Effective September 2008, the Funds began investing cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$3
Equity Income Fund	5
Growth and Income Fund	11
Large Cap Growth Fund	17
Large Cap Value Fund	6
U.S. Equity Fund	40

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

Effective September 2, 2008, JPMCB is entitled to lending agent fees, in accordance with the lending agreement, equal to 0.03% and 0.09% of the average dollar value of loans outstanding during the month of U.S. and non-U.S. securities, respectively. Prior to September 2, 2008, JPMCB was entitled to fees, in accordance with the lending agreement, equal to 0.06%, and 0.1142%, based upon the value of collateral received from borrowers for each loan of U.S. securities and non-U.S. securities, respectively. JPMCB had voluntarily reduced its fees for the period March 1, 2008 to September 1, 2008 to 0.03% and 0.09% for each loan of U.S. and non-U.S. securities, respectively.

The Funds paid lending agent fees to JPMCB as follows for the year ended June 30, 2009 (amounts in thousands):

	Lending Agent Fees Paid
Disciplined Equity Fund	$—	(a)
Equity Income Fund	—	(a)
Growth and Income Fund	—	(a)
Large Cap Growth Fund	9
Large Cap Value Fund	5
U.S. Equity Fund	1

(a)	Amount rounds to less than $1,000.

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Equity Income Fund, Growth and Income Fund, Large Cap Value Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Equity Income Fund, which are declared and paid monthly and the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund which are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Disciplined Equity Fund	$(30,437)	$(55)	$30,492
Equity Income Fund	— (a)	(285)	285
Growth and Income Fund	(195)	(159)	354
Large Cap Growth Fund	1,745	18	(1,763)
Large Cap Value Fund	(222)	220	2
U.S. Equity Fund	(418)	(502)	920
U.S. Large Cap Core Plus Fund	659	(2,359)	1,700
U.S. Large Cap Value Plus Fund	—	2	(2)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards (for Disciplined Equity Fund and U.S. Equity Fund), distribution reclassifications (Equity Income Fund), investments in partnerships (for Equity Income Fund and Growth and Income Fund), non-taxable special dividends (for Equity Income Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund), distributions from investments in real estate investment trusts (for Equity Income Fund, Growth and Income Fund, Large Cap Value Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund), taxable overdistributions (Growth and Income Fund and Large Cap Value Fund) and dividend expense for securities sold short (U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund).

96   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Disciplined Equity Fund, Growth and Income Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00
U.S. Large Cap Value Plus Fund	1.00

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2009 were as follows (excluding the reimbursement disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$4
Equity Income Fund	7
Growth and Income Fund	15
Large Cap Growth Fund	23
Large Cap Value Fund	8
U.S. Equity Fund	74
U.S. Large Cap Core Plus Fund	171
U.S. Large Cap Value Plus Fund	2

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2009, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Equity Income Fund	0.25	0.75%	0.75%	n/a
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50%
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75	0.50
U.S. Large Cap Value Plus Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Disciplined Equity Fund	$—	(a)	$—
Equity Income Fund	13		16
Growth and Income Fund	8		16
Large Cap Growth Fund	19		50
Large Cap Value Fund	6		12
U.S. Equity Fund	64		36
U.S. Large Cap Core Plus Fund	84		18
U.S. Large Cap Value Plus Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Equity Income Fund	0.25	0.25%	0.25%	n/a	n/a	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
U.S. Large Cap Value Plus Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales,

98   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	n/a	0.45%	0.75%	0.35%
Equity Income Fund	1.24	1.99%	1.99%	n/a	n/a	n/a	0.89	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	0.90	n/a
Large Cap Growth Fund	1.24	1.78	1.78	1.49%	0.79%	n/a	0.99	0.80	(a)
Large Cap Value Fund	1.24	1.99	1.99	1.49	0.79	n/a	0.99	n/a
U.S. Equity Fund	1.05	1.57	1.57	1.30	0.59	0.64	0.79	n/a
U.S. Large Cap Core Plus Fund	1.40	n/a	1.90	1.65	0.95	n/a	1.15	n/a
U.S. Large Cap Value Plus Fund	1.25	n/a	1.75	n/a	0.80	n/a	1.00	n/a

(a)	Effective November 12, 2008, Ultra Shares of the Large Cap Growth Fund were liquidated.

The contractual expense limitation agreements were in effect for the year ended June 30, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

Effective November 1, 2008, the contractual expense limitations for the U.S. Large Cap Core Plus Fund were changed from 1.25% to 1.40%, 1.75% to 1.90%, 0.80% to 0.95% and 1.00% to 1.15% for Class A, Class C, Class R5 and Select Class Shares, respectively.

For the year ended June 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$46	$157	$—	$203	$—
Equity Income Fund	23	33	219	275	2
Growth and Income Fund	—	15	24	39	—
Large Cap Growth Fund	392	181	618	1,191	8
Large Cap Value Fund	—	—	17	17	6
U.S. Equity Fund	—	522	551	1,073	—
U.S. Large Cap Core Plus Fund	9,014	1,331	1,564	11,909	—
U.S. Large Cap Value Plus Fund	71	11	6	88	166

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$2	$13	$—	$15
Equity Income Fund	2	3	—	5
Large Cap Value Fund	—	—	24	24

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$218,827	$161,330	$307	$135	$—	$—
Equity Income Fund	101,081	79,507	—	—	—	—
Growth and Income Fund	159,522	192,991	—	—	—	—
Large Cap Growth Fund	743,786	867,510	—	—	—	—
Large Cap Value Fund	448,973	501,962	—	—	—	—
U.S. Equity Fund	1,701,526	1,363,144	51	—	—	—
U.S. Large Cap Core Plus Fund	5,206,864	4,186,312	—	—	1,327,804	1,142,836
U.S. Large Cap Value Plus Fund	84,392	14,820	—	—	10,776	2,211

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$244,489	$22,052	$6,138	$15,914
Equity Income Fund	167,864	28,349	12,221	16,128
Growth and Income Fund	336,296	25,587	45,996	(20,409)
Large Cap Growth Fund	510,698	70,103	26,834	43,269
Large Cap Value Fund	403,782	35,522	39,116	(3,594)
U.S. Equity Fund	1,750,007	69,873	43,272	26,601
U.S. Large Cap Core Plus Fund	4,638,657	92,981	367,391	(274,410)
U.S. Large Cap Value Plus Fund	75,532	2,982	753	2,229

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, partnership basis outstanding (Equity Income Fund) and the character for tax purposes in the allocation of the ‘master/feeder’ takedown (Growth and Income Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2009, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$4,845	$—	$4,845
Equity Income Fund	4,652	9,091	13,743
Growth and Income Fund	6,043	—	6,043
Large Cap Growth Fund	1,035	—	1,035
Large Cap Value Fund	11,454	—	11,454
U.S. Equity Fund	23,648	9,687	33,335
U.S. Large Cap Core Plus Fund	38,994	—	38,994
U.S. Large Cap Value Plus Fund	58	—	58

100   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

The tax character of distributions paid during the fiscal year ended June 30, 2008, was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$4,281	$—	$4,281
Equity Income Fund	6,908	28,056	34,964
Growth and Income Fund	20,807	61,192	81,999
Large Cap Value Fund	77,539	102,573	180,112
U.S. Equity Fund	110,716	97,328	208,044
U.S. Large Cap Core Plus Fund	71,898	3,432	75,330
U.S. Large Cap Value Plus Fund	8	—	8

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$82	$(250,127)	$15,914
Equity Income Fund	73	(4,196)	16,128
Growth and Income Fund	—	(21,383)	(20,409)
Large Cap Growth Fund	—	(297,314)	43,269
Large Cap Value Fund	—	(68,273)	(3,594)
U.S. Equity Fund	4,118	(66,659)	26,601
U.S. Large Cap Core Plus Fund	16,802	(143,770)	(295,398)
U.S. Large Cap Value Plus Fund	142	(418)	2,100

For the Funds, the cumulative timing differences primarily consist of post-October loss deferrals and wash sale loss deferrals.

As of June 30, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2012	2017	Total
Disciplined Equity Fund (a)	$198,549	$44,113	$—	$7,465	$250,127
Equity Income Fund	—	—	—	4,196	4,196
Growth and Income Fund	—	—	—	21,383	21,383
Large Cap Growth Fund (b)	4,497	291,921	896	—	297,314
Large Cap Value Fund	—	—	—	68,273	68,273
U.S. Equity Fund (c)	5,615	—	—	61,044	66,659
U.S. Large Cap Core Plus Fund	—	—	—	143,770	143,770
U.S. Large Cap Value Plus Fund	—	—	—	418	418

(a)	Includes approximately $30,149,000 of losses acquired from JPMorgan SmartIndex Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381—384.

(b)	Includes approximately $6,131,000 of losses acquired from JPMorgan Equity Growth Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381—384.

(c)	Includes approximately $5,197,000 of losses acquired from JPMorgan Core Equity Fund and approximately $419,000 acquired from JPMorgan Focus Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381—384.

During the year ended June 30, 2009, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Large Cap Growth Fund	$53,584

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

During the year ended June 30, 2009, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

U.S. Equity Fund (a)	$419

(a)	Acquired from JPMorgan Focus Fund.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2009, the Funds deferred to July 1, 2009 post-October capital losses of (amounts in thousands):

Disciplined Equity Fund	$16,089
Equity Income Fund	11,115
Growth and Income Fund	78,562
Large Cap Growth Fund	89,862
Large Cap Value Fund	111,875
U.S. Equity Fund	161,419
U.S. Large Cap Core Plus Fund	473,368
U.S. Large Cap Value Plus Fund	356

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility or another fund at June 30, 2009. The average borrowings from the Facility for the year ended June 30, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Large Cap Growth Fund	$18,762	3	$4

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Equity Income Fund, Large Cap Growth Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund.

102   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	46.1%
Large Cap Growth Fund	35.9%	n/a
Large Cap Value Fund	83.7%	n/a
U.S. Equity Fund	30.7%	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of June 30, 2009, the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund pledged substantially all of their assets for securities sold short to Credit Suisse Group and Merrill Lynch & Co., Inc., respectively.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Bank One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through September 27, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund. The Reduced Rate Funds contained in this semi-annual report are Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund, and the Reduced Rate was implemented September 27, 2004.

9. Transfers-In-Kind

For the year ended June 30, 2009, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	07/10/08	$1,905	Subscription in-kind
U.S. Equity Fund	11/20/08	4,758	Subscription in-kind

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

For the year ended June 30, 2008, certain shareholders of the U.S. Large Cap Core Plus Fund purchased shares and the U.S. Large Cap Core Plus Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Large Cap Core Plus Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Large Cap Core Plus Fund	12/21/07	$2,500	Subscription in-kind

10. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

104   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of the JPMorgan Disciplined Equity Fund,
JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap
Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Large Cap Value Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and cash flows (for JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Large Cap Value Plus Fund) and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Growth and Income Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Large Cap Value Plus Fund (each a separate fund of JPMorgan Trust I) JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2009, the results of each of their operations and its cash flows (for JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Large Cap Value Plus Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   105

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	134	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	134	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	134	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	134	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	134	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	134	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	134	Trustee, Stratton Mountain School (2001–present)

106   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	134	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	134	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	134	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	134	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	134	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	134
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (134 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   107

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

108   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009 and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,061.10	$4.34	0.85%
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Select Class
Actual*	1,000.00	1,061.40	3.07	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Institutional Class
Actual*	1,000.00	1,062.30	2.30	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Ultra Class
Actual*	1,000.00	1,062.80	1.79	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

Equity Income Fund
Class A
Actual*	1,000.00	966.70	6.05	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	961.80	9.19	1.89
Hypothetical*	1,000.00	1,015.42	9.44	1.89
Class C
Actual*	1,000.00	961.90	9.19	1.89
Hypothetical*	1,000.00	1,015.42	9.44	1.89
Select Class
Actual*	1,000.00	967.30	4.34	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   109

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Growth and Income Fund
Class A
Actual*	$1,000.00	$993.00	$6.37	1.29%
Hypothetical*	1,000.00	1,018.40	6.46	1.29
Class B
Actual*	1,000.00	990.70	8.79	1.78
Hypothetical*	1,000.00	1,015.97	8.90	1.78
Class C
Actual*	1,000.00	990.60	8.83	1.79
Hypothetical*	1,000.00	1,015.92	8.95	1.79
Select Class
Actual*	1,000.00	995.10	4.45	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

Large Cap Growth Fund
Class A
Actual*	1,000.00	1,050.50	6.30	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class B
Actual*	1,000.00	1,053.70	9.06	1.78
Hypothetical*	1,000.00	1,015.97	8.90	1.78
Class C
Actual*	1,000.00	1,054.20	9.07	1.78
Hypothetical*	1,000.00	1,015.97	8.90	1.78
Class R2
Actual*	1,000.00	1,049.80	7.57	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Class R5
Actual**	1,000.00	1,052.10	3.96	0.78
Hypothetical*	1,000.00	1,015.72	9.15	0.78
Select Class
Actual*	1,000.00	1,052.40	5.04	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99

Large Cap Value Fund
Class A
Actual*	1,000.00	1,071.00	6.26	1.22
Hypothetical*	1,000.00	1,018.74	6.11	1.22
Class B
Actual*	1,000.00	1,069.10	8.82	1.72
Hypothetical*	1,000.00	1,016.27	8.60	1.72
Class C
Actual*	1,000.00	1,069.50	8.83	1.72
Hypothetical*	1,000.00	1,016.27	8.60	1.72
Class R2
Actual*	1,000.00	1,069.70	7.85	1.53
Hypothetical*	1,000.00	1,017.50	7.65	1.53
Class R5
Actual*	1,000.00	1,073.80	3.86	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,071.90	4.98	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97

110   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009	Annualized Expense Ratio
U.S. Equity Fund
Class A
Actual*	$1,000.00	$1,074.70	$5.40	1.05%
Hypothetical*	1,000.00	1,019.59	5.26	1.05
Class B
Actual*	1,000.00	1,071.40	8.06	1.57
Hypothetical*	1,000.00	1,017.01	7.85	1.57
Class C
Actual*	1,000.00	1,071.80	8.06	1.57
Hypothetical*	1,000.00	1,017.01	7.85	1.57
Class R2
Actual*	1,000.00	1,073.30	6.68	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class R5
Actual*	1,000.00	1,077.00	3.04	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Institutional Class
Actual*	1,000.00	1,076.80	3.30	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64
Select Class
Actual*	1,000.00	1,076.00	4.07	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79

U.S. Large Cap Core Plus Fund
Class A
Actual*	1,000.00	1,094.30	9.45	1.82
Hypothetical*	1,000.00	1,015.77	9.10	1.82
Class C
Actual*	1,000.00	1,091.30	12.03	2.32
Hypothetical*	1,000.00	1,013.29	11.58	2.32
Class R2
Actual*	1,000.00	1,093.10	10.74	2.07
Hypothetical*	1,000.00	1,014.53	10.34	2.07
Class R5
Actual*	1,000.00	1,096.10	7.12	1.37
Hypothetical*	1,000.00	1,018.00	6.85	1.37
Select Class
Actual*	1,000.00	1,095.50	8.16	1.57
Hypothetical*	1,000.00	1,017.01	7.85	1.57

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   111

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009	Annualized Expense Ratio
U.S. Large Cap Value Plus Fund
Class A
Actual*	$1,000.00	$1,071.70	$6.16	1.20%
Hypothetical*	1,000.00	1,018.84	6.01	1.20
Class C
Actual*	1,000.00	1,068.20	8.05	1.57
Hypothetical*	1,000.00	1,017.01	7.85	1.57
Class R5
Actual*	1,000.00	1,074.00	2.73	0.53
Hypothetical*	1,000.00	1,022.17	2.66	0.53
Select Class
Actual*	1,000.00	1,072.90	6.63	1.29
Hypothetical*	1,000.00	1,018.40	6.46	1.29

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 77/365 (to reflect the actual period). Commencement of offering of shares was April 14, 2009.

112   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

SPECIAL SHAREHOLDER MEETING RESULTS
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313
John F. Finn
In Favor	93,441,137
Withheld	1,027,624
Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740
Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045
Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363
Peter C. Marshall
In Favor	93,503,565
Withheld	965,196
Marilyn McCoy
In Favor	93,509,493
Withheld	959,268
William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968
Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290
Fergus Reid, III
In Favor	93,503,219
Withheld	965,542
Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928
James J. Schonbachler
In Favor	93,504,517
Withheld	964,244
Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

Proposal 2: To approve the replacement of the fundamental investment objective for the Large Cap Growth Fund with a new non-fundamental investment objective. Shareholders of the Large Cap Growth Fund did not approve the proposal by the following votes:

Amounts in thousands
For	16,832
Against	10,055
Abstain	160
Broker Non Votes	6,151

JUNE 30, 2009        J.P. MORGAN LARGE CAP FUNDS   113

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2009:

Dividends Received Deduction
Disciplined Equity Fund	87.77%
Equity Income Fund	100.00
Growth and Income Fund	100.00
Large Cap Growth Fund	100.00
Large Cap Value Fund	100.00
U.S. Equity Fund	95.85
U.S. Large Cap Core Plus Fund	100.00
U.S. Large Cap Value Plus Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution
Equity Income Fund	$9,091
U.S Equity Fund	9,687

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$4,845
Equity Income Fund	4,619
Growth and Income Fund	6,043
Large Cap Growth Fund	1,035
Large Cap Value Fund	11,454
U.S Equity Fund	23,647
U.S Large Cap Core Plus Fund	38,994
U.S Large Cap Value Plus Fund	58

114   J.P. MORGAN LARGE CAP FUNDS        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	AN-LCE-609

Annual Report

J.P. Morgan U.S. Equity Funds

June 30, 2009

JPMorgan Diversified Fund

CONTENTS

President’s Letter	1
Fund Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	26
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	50
Trustees	51
Officers	53
Schedule of Shareholder Expenses	54
Tax Letter	55

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113-year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

U.S. benchmarks remain in negative territory

For stocks, even the strongest second quarter in years couldn’t offset losses of the last year. The Dow Jones Industrial Average closed the 12-month period ended June 30th, 2009, at –22.99%. The other U.S. benchmarks, the S&P 500 Index and the NASDAQ Composite Index, also ended the period in negative territory, returning –26.21% and –19.13%, respectively.

From a style perspective, small caps experienced somewhat smaller losses over the past 12 months (–25.01%, as measured by the Russell 2000 Index) than their large- and mid-cap counterparts (–26.69% and –30.36%, as measured by the Russell 1000 and Russell Midcap Indexes, respectively). In the large-cap space, growth stocks fared better than value stocks, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned –24.50% for the 12-month period, compared to –29.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned –30.33% and –30.52%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned –24.85%, while the Russell 2000 Value Index closed at –25.24%.

Treasuries spiked, pushing yields slightly lower

Investors’ willingness to take on riskier assets, such as corporate bonds, contributed to a drop in Treasury prices and higher yields during the second quarter, but overall, yields were down for the 12-month period. Thirty-year Treasuries declined from 4.53% to 4.32%, the benchmark 10-year Treasury dropped from 3.99% to 3.53% and the two-year note fell from 2.63% to 1.13%.

Some investing principles are still “timeless”

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   1

JPMorgan Diversified Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 10, 1993
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$290,225
Primary Benchmark	S&P 500 Index
Secondary Benchmark	Fund Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Fund, which seeks to provide a high total return from a diversified portfolio of equity and fixed income investments,* returned –14.60%** (Institutional Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to the S&P 500 Index, a broad-based equity index, which returned –26.21%, and the Fund’s customized benchmark, which returned –13.90%. The customized benchmark is a blend of equity and fixed income benchmarks that is similar to the Fund’s allocation, consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed the S&P 500 Index for the period. For the 12 months, the Fund’s returns were in excess of the S&P 500 Index, which dropped dramatically due to the severe global recession. The Fund’s exposure to U.S. fixed income, which performed significantly better than U.S. equities in the period, was largely responsible for this outperformance relative to the S&P 500 Index.

However, the Fund, which held both U.S. and international equities, underperformed its customized benchmark for the period. Holdings in U.S. equities performed well versus the S&P 500 Index due to positive security selection. In contrast, the Fund’s 13% strategic allocation in international developed equities underperformed U.S. equities, as the international equity index, the MSCI EAFE Index, fell 31.35% for the period. As a result, the Fund’s performance suffered from the exposure to this asset class, which detracted from positive stock selection in U.S. equities. The Fund held a 30% weighting in U.S. fixed income, whose performance is measured against the Barclays Capital U.S. Aggregate Index, which gained 6.05% for the 12 months. The Fund’s U.S. fixed income holdings underperformed the index during the period due primarily to exposure to commercial and residential mortgages that were negatively impacted by the credit crisis. The Fund also held less fixed income than the 35% target weight for the period, which also detracted from overall performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund targets a long-term strategic asset allocation that consists of the following weights: 39% in U.S. large-cap equity, 8% in U.S. small-cap equity, 2% in real estate investment trusts (REITs), 16% in international equity (including emerging markets equities) and 35% in fixed income. During the period, the Fund held a lower allocation in equities than the strategic target due to the managers’ view that stocks would likely underperform bonds. The Fund also held a smaller than target weight in developed international equities. More recently, the Fund added a modest amount to equities as the global economy began to show signs of improvement.

During the 12 months, the Fund also took steps to further add exposure to new asset classes that are expected to enhance the diversification of the total Fund, such as strategic allocations in REITs, emerging markets equity, and high-yield and emerging markets debt.

We believe that the global economy, though quite weak, is likely to recover at a very slow pace. Corporate earnings are beginning to improve, which typically is positive for stocks. The weak labor markets will, in our view, probably constrain the upside to market returns. As a result, we continue to position the Fund in a cautious fashion.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.	JPMorgan High Yield Bond Fund, Ultra Shares	5.1%
2.	JPMorgan Value Advantage Fund, Institutional Class Shares	4.1
3.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3.6
4.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410%	2.1
5.	U.S. Treasury Bonds, 5.375%, 02/15/31	1.6
6.	U.S. Treasury Notes, 2.125%, 01/31/10	1.6
7.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	1.5
8.	Exxon Mobil Corp.	1.2
9.	JPMorgan Realty Income Fund, Institutional Class Shares	1.0
10.	JPMorgan International Realty Fund, Select Class Shares	1.0

2   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

PORTFOLIO COMPOSITION BY SECTOR***

Investment Companies	16.3%
Collateralized Mortgage Obligations	13.8
Financials	12.7
Information Technology	10.3
Health Care	6.9
Consumer Staples	5.9
Industrials	5.8
Energy	5.6
Consumer Discretionary	5.6
U.S. Treasury Obligations	4.7
Telecommunication Services	3.0
Materials	3.0
Utilities	2.8
Others (each less than 1.0%)	1.5
Short-Term Investments	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   3

JPMorgan Diversified Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/23/03
Without Sales Charge		(15.04)%	1.19%	0.82%
With Sales Charge*		(19.49)	0.10	0.28
CLASS B SHARES	3/23/03
Without CDSC		(15.43)	0.67	0.48
With CDSC**		(20.43)	0.27	0.48
CLASS C SHARES	3/23/03
Without CDSC		(15.53)	0.66	0.47
With CDSC***		(16.53)	0.66	0.47
INSTITUTIONAL CLASS SHARES	9/10/93	(14.60)	1.71	1.27
SELECT CLASS SHARES	9/10/01	(14.79)	1.46	1.00

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to 9/7/01, the Fund operated in a master-feeder structure. The returns for the Institutional Class Shares before 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder of the Diversified Portfolio. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the S&P 500 Index, the Fund Benchmark, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the Lipper Balanced Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Fund Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Balanced Funds Index and the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Fund Benchmark is comprised of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Balanced Funds Index and Lipper Mixed-Asset Target Allocation Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Lipper has independently redesignated the Fund’s peer group, and as a result, its Lipper benchmark has changed from Lipper Balanced Funds Index to Lipper Mixed-Asset Target Allocation Growth Funds Index. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.7%
		Common Stocks — 52.8%
		Aerospace & Defense — 0.7%
52		BAE Systems plc, (United Kingdom)	289
4		Boeing Co.	187
1		Ceradyne, Inc. (a)	25
—	(h)	Curtiss-Wright Corp.	12
3		DigitalGlobe, Inc. (a)	48
4		DynCorp International, Inc., Class A (a)	59
3		Esterline Technologies Corp. (a)	73
4		Goodrich Corp.	210
—	(h)	HEICO Corp.	14
1		Honeywell International, Inc.	22
2		L-3 Communications Holdings, Inc.	132
2		Northrop Grumman Corp.	75
1		Raytheon Co.	47
—	(h)	Triumph Group, Inc.	17
14		United Technologies Corp.	733
			1,943
		Air Freight & Logistics — 0.3%
1		Atlas Air Worldwide Holdings, Inc. (a) (m)	19
5		C.H. Robinson Worldwide, Inc.	270
2		Hub Group, Inc., Class A (a)	41
—	(h)	Pacer International, Inc.	1
24		TNT N.V., (Netherlands)	469
			800
		Airlines — 0.1%
4		Copa Holdings S.A., (Panama), Class A	149
13		Hawaiian Holdings, Inc. (a)	76
6		Republic Airways Holdings, Inc. (a)	40
3		SkyWest, Inc.	33
			298
		Auto Components — 0.4%
9		Compagnie Generale des Etablissements Michelin, (France), Class B	537
24		Johnson Controls, Inc.	526
2		Spartan Motors, Inc.	26
			1,089
		Automobiles — 0.3%
10		Daimler AG, (Germany)	352
23		Honda Motor Co., Ltd., (Japan)	627
			979
		Beverages — 0.6%
12		Anheuser-Busch InBev N.V., (Belgium)	444
19		Coca-Cola Co. (The)	896
8		Constellation Brands, Inc., Class A (a)	104
6		PepsiCo, Inc.	349
			1,793
		Biotechnology — 1.2%
1		Acorda Therapeutics, Inc. (a) (m)	28
2		Alexion Pharmaceuticals, Inc. (a) (m)	83
3		Alkermes, Inc. (a) (m)	30
12		Amgen, Inc. (a) (m)	635
3		Anadys Pharmaceuticals, Inc. (a) (m)	6
3		Arena Pharmaceuticals, Inc. (a) (m)	14
1		Biogen Idec, Inc. (a)	45
16		Celgene Corp. (a)	755
3		Cell Genesys, Inc. (a)	1
8		Cytokinetics, Inc. (a)	24
1		Dendreon Corp. (a)	32
24		Gilead Sciences, Inc. (a)	1,102
4		Halozyme Therapeutics, Inc. (a)	25
—	(h)	Human Genome Sciences, Inc. (a)	—	(h)
2		Idenix Pharmaceuticals, Inc. (a)	6
—	(h)	Idera Pharmaceuticals, Inc. (a)	2
8		Intercell AG, (Austria) (a)	288
2		InterMune, Inc. (a)	24
2		Isis Pharmaceuticals, Inc. (a)	31
1		Maxygen, Inc. (a)	7
1		Medarex, Inc. (a)	11
2		Medivation, Inc. (a)	43
2		Molecular Insight Pharmaceuticals, Inc. (a)	8
1		Myriad Genetics, Inc. (a)	36
—	(h)	Myriad Pharmaceuticals, Inc. (a)	1
1		Onyx Pharmaceuticals, Inc. (a)	20
1		OSI Pharmaceuticals, Inc. (a)	17
2		Pharmasset, Inc. (a)	18
1		Progenics Pharmaceuticals, Inc. (a)	5
4		Protalix BioTherapeutics, Inc., (Israel) (a)	20
1		Regeneron Pharmaceuticals, Inc. (a)	11
3		Rigel Pharmaceuticals, Inc. (a)	33
2		Savient Pharmaceuticals, Inc. (a)	32
3		Seattle Genetics, Inc. (a)	26
2		Theravance, Inc. (a)	25
—	(h)	United Therapeutics Corp. (a)	33
			3,477
		Building Products — 0.3%
12		Daikin Industries Ltd., (Japan)	393
4		Gibraltar Industries, Inc.	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Building Products — Continued
2		INSTEEL Industries, Inc.	16
107		Nippon Sheet Glass Co., Ltd., (Japan)	312
2		Quanex Building Products Corp.	24
—	(h)	Trex Co., Inc. (a)	4
			779
		Capital Markets — 2.4%
6		Ameriprise Financial, Inc. (m)	155
21		Bank of New York Mellon Corp. (The)	605
22		Charles Schwab Corp. (The)	391
12		Credit Suisse Group AG, (Switzerland)	550
16		Goldman Sachs Group, Inc. (The)	2,335
9		Knight Capital Group, Inc., Class A (a)	147
1		Kohlberg Capital Corp.	6
16		Macquarie Group Ltd., (Australia)	491
50		Man Group plc, (United Kingdom)	229
30		Morgan Stanley	842
1		optionsXpress Holdings, Inc.	15
4		Penson Worldwide, Inc. (a)	34
1		Pzena Investment Management, Inc., Class A	7
14		State Street Corp.	665
3		SWS Group, Inc.	46
4		T. Rowe Price Group, Inc.	186
14		TD AMERITRADE Holding Corp. (a)	244
			6,948
		Chemicals — 1.4%
1		Air Products & Chemicals, Inc. (m)	90
2		Airgas, Inc. (m)	81
2		Akzo Nobel N.V., (Netherlands)	67
—	(h)	American Vanguard Corp. (m)	2
6		Ashland, Inc. (m)	179
1		Balchem Corp. (m)	13
61		Dow Chemical Co. (The)	979
3		E.l. du Pont de Nemours & Co.	68
2		H.B. Fuller Co.	38
275		Huabao International Holdings Ltd., (Hong Kong)	266
3		Innophos Holdings, Inc.	51
2		Koppers Holdings, Inc.	63
11		Lanxess AG, (Germany)	282
2		Monsanto Co.	180
2		Mosaic Co. (The)	69
2		Omnova Solutions, Inc. (a)	6
7		PolyOne Corp. (a)	18
1		PPG Industries, Inc.	29
12		Praxair, Inc.	835
11		Shin-Etsu Chemical Co., Ltd., (Japan)	510
5		Spartech Corp.	41
1		Terra Industries, Inc.	31
5		Valspar Corp.	113
1		W.R. Grace & Co. (a)	11
1		Zep, Inc.	8
			4,030
		Commercial Banks — 3.0%
—	(h)	1st Source Corp.	4
—	(h)	Alliance Financial Corp. (m)	3
1		Ameris Bancorp (m)	4
—	(h)	BancFirst Corp. (m)	7
1		Banco Latinoamericano de Exportaciones S.A., (Panama), Class E	17
72		Banco Santander S.A., (Spain)	873
819		Bank of China Ltd., (China), Class H	388
8		BB&T Corp. (m)	166
11		BNP Paribas, (France)	734
2		Central Pacific Financial Corp.	6
474		China Construction Bank Corp., (China), Class H	365
220		China Merchants Bank Co., Ltd., (China), Class H	499
1		City Holding Co.	43
1		Columbia Banking System, Inc.	5
1		Comerica, Inc.	18
2		Community Bank System, Inc.	28
1		Community Trust Bancorp, Inc.	14
2		CVB Financial Corp.	11
1		East West Bancorp, Inc.	8
—	(h)	Farmers Capital Bank Corp.	10
6		First Bancorp	28
2		First Community Bancshares, Inc.	28
4		First Financial Bancorp	30
—	(h)	First South Bancorp, Inc.	2
6		FNB Corp.	34
1		Glacier Bancorp, Inc.	15
—	(h)	Heritage Commerce Corp.	—	(h)
114		HSBC Holdings plc, (United Kingdom)	948
2		Iberiabank Corp.	92
1		International Bancshares Corp.	13
19		Itau Unibanco Banco Multiplo S.A., (Brazil), ADR	300
8		KeyCorp	39
1		Lakeland Financial Corp.	15
369		Lloyds Banking Group plc, (United Kingdom)	425
—	(h)	M&T Bank Corp.	5

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Commercial Banks — Continued
—	(h)	MainSource Financial Group, Inc.	3
3		Marshall & Ilsley Corp.	13
—	(h)	Merchants Bancshares, Inc.	2
102		Mitsubishi UFJ Financial Group, Inc., (Japan)	632
2		Nara Bancorp, Inc.	12
2		National Penn Bancshares, Inc.	9
1		NBT Bancorp, Inc.	15
—	(h)	Pacific Continental Corp.	4
1		Peoples Bancorp, Inc.	12
4		PNC Financial Services Group, Inc.	167
1		Prosperity Bancshares, Inc.	27
6		Regions Financial Corp.	24
—	(h)	Renasant Corp.	3
—	(h)	Republic Bancorp, Inc., Class A	10
1		Santander BanCorp (a)	4
—	(h)	Sierra Bancorp	3
—	(h)	Simmons First National Corp., Class A	11
7		Societe Generale, (France)	395
1		Southside Bancshares, Inc.	12
1		Southwest Bancorp, Inc.	8
6		Sterling Bancshares, Inc.	39
1		Sterling Financial Corp.	4
3		SunTrust Banks, Inc.	48
4		TCF Financial Corp.	47
—	(h)	TriCo Bancshares	5
19		U.S. Bancorp	348
1		UCBH Holdings, Inc.	1
63		Wells Fargo & Co.	1,536
—	(h)	West Coast Bancorp	—	(h)
2		Westamerica Bancorp	99
1		Wilshire Bancorp, Inc.	6
1		Zions Bancorp	7
			8,683
		Commercial Services & Supplies — 0.2%
2		ATC Technology Corp. (a) (m)	32
3		Cenveo, Inc. (a)	10
6		Comfort Systems USA, Inc.	62
1		Consolidated Graphics, Inc. (a)	16
9		Deluxe Corp.	118
1		Ennis, Inc.	16
3		GEO Group, Inc. (The) (a)	50
3		Herman Miller, Inc.	40
1		HNI Corp.	11
4		Knoll, Inc.	33
—	(h)	Metalico, Inc. (a)	2
4		Pitney Bowes, Inc.	78
1		United Stationers, Inc. (a)	24
			492
		Communications Equipment — 2.0%
11		3Com Corp. (a)	51
9		Arris Group, Inc. (a) (m)	106
2		Avocent Corp. (a) (m)	22
2		Black Box Corp.	80
1		Blue Coat Systems, Inc. (a)	18
98		Cisco Systems, Inc. (a)	1,827
1		Comtech Telecommunications Corp. (a)	42
56		Corning, Inc.	900
—	(h)	Digi International, Inc. (a)	4
—	(h)	Extreme Networks, Inc. (a)	—	(h)
3		Harmonic, Inc. (a)	15
2		Harris Stratex Networks, Inc., Class A (a)	10
13		Juniper Networks, Inc. (a)	313
1		NETGEAR, Inc. (a)	15
45		Nokia OYJ, (Finland)	658
—	(h)	Nortel Networks Corp., (Canada) (a)	—	(h)
2		Plantronics, Inc.	34
1		Polycom, Inc. (a)	28
33		QUALCOMM, Inc.	1,501
1		Research In Motion Ltd., (Canada) (a)	81
4		Symmetricom, Inc. (a)	23
2		Tekelec (a)	28
			5,756
		Computers & Peripherals — 2.6%
1		Adaptec, Inc. (a) (m)	2
14		Apple, Inc. (a) (m)	2,056
25		Dell, Inc. (a)	343
—	(h)	Electronics for Imaging, Inc. (a)	5
32		EMC Corp. (a)	421
66		Hewlett-Packard Co.	2,551
1		Imation Corp.	10
10		International Business Machines Corp.	1,000
36		NetApp, Inc. (a)	719
11		SanDisk Corp. (a)	164
1		Synaptics, Inc. (a)	43
8		Western Digital Corp. (a)	221
			7,535

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Construction & Engineering — 0.1%
2		EMCOR Group, Inc. (a)	44
2		Fluor Corp.	117
—	(h)	Jacobs Engineering Group, Inc. (a)	2
3		MasTec, Inc. (a)	33
—	(h)	Michael Baker Corp. (a) (m)	9
1		Pike Electric Corp. (a)	8
4		Tutor Perini Corp. (a)	69
2		URS Corp. (a)	114
			396
		Construction Materials — 0.1%
52		Anhui Conch Cement Co., Ltd., (China), Class H	324
1		Headwaters, Inc. (a)	4
1		U.S. Concrete, Inc. (a)	2
			330
		Consumer Finance — 0.3%
2		Advance America Cash Advance Centers, Inc. (m)	9
1		American Express Co. (m)	31
12		Capital One Financial Corp.	257
5		Cash America International, Inc.	126
2		Discover Financial Services	20
6		Dollar Financial Corp. (a)	76
2		EZCORP, Inc., Class A (a)	22
1		First Cash Financial Services, Inc. (a)	12
1		Nelnet, Inc., Class A (a)	12
12		SLM Corp. (a)	127
3		World Acceptance Corp. (a)	66
			758
		Containers & Packaging — 0.1%
3		Myers Industries, Inc.	23
4		Rock-Tenn Co., Class A	149
1		Silgan Holdings, Inc.	54
10		Temple-Inland, Inc.	136
			362
		Distributors — 0.1%
110		Li & Fung Ltd., (Hong Kong)	294
		Diversified Consumer Services — 0.1%
2		Apollo Group, Inc., Class A (a) (m)	174
2		Bridgepoint Education, Inc. (a)	26
1		Corinthian Colleges, Inc. (a)	12
1		ITT Educational Services, Inc. (a)	115
—	(h)	Lincoln Educational Services Corp. (a)	8
			335
		Diversified Financial Services — 0.6%
117		Bank of America Corp. (m)	1,545
1		CIT Group, Inc.	2
31		Citigroup, Inc.	91
—	(h)	CME Group, Inc.	47
1		Compass Diversified Holdings	5
2		Encore Capital Group, Inc. (a)	30
1		Financial Federal Corp.	19
—	(h)	NYSE Euronext	4
			1,743
		Diversified Telecommunication Services — 1.6%
40		AT&T, Inc. (m)	982
159		BT Group plc, (United Kingdom), Class A	266
—	(h)	CenturyTel, Inc.	3
19		Cincinnati Bell, Inc. (a)	53
2		Consolidated Communications Holdings, Inc.	21
3		Embarq Corp.	108
41		Koninklijke KPN N.V., (Netherlands)	572
9		Premiere Global Services, Inc. (a)	97
24		Telefonica S.A., (Spain)	554
294		Telekomunikasi Indonesia Tbk PT, (Indonesia)	218
55		Verizon Communications, Inc.	1,684
11		Windstream Corp.	89
			4,647
		Electric Utilities — 0.8%
16		American Electric Power Co., Inc. (m)	467
12		E.ON AG, (Germany)	442
5		Edison International	167
4		El Paso Electric Co. (a)	54
1		Entergy Corp.	103
6		Exelon Corp.	327
2		FirstEnergy Corp.	89
2		FPL Group, Inc.	128
19		NV Energy, Inc.	201
5		Pinnacle West Capital Corp.	149
6		Portland General Electric Co.	115
2		Southern Co.	75
1		UniSource Energy Corp.	27
6		Westar Energy, Inc.	105
			2,449
		Electrical Equipment — 0.7%
1		A.O. Smith Corp.	26
2		Acuity Brands, Inc. (m)	64
5		Alstom S.A., (France)	302

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Electrical Equipment — Continued
1		American Superconductor Corp. (a) (m)	13
2		Cooper Industries Ltd., Class A	59
10		Emerson Electric Co.	311
1		Energy Conversion Devices, Inc. (a)	16
2		Evergreen Solar, Inc. (a)	3
9		GrafTech International Ltd. (a)	98
1		GT Solar International, Inc. (a)	3
98		Mitsubishi Electric Corp., (Japan)	619
1		Polypore International, Inc. (a)	9
3		Regal-Beloit Corp.	135
4		Schneider Electric S.A., (France)	275
			1,933
		Electronic Equipment, Instruments & Components — 0.6%
5		Amphenol Corp., Class A	159
1		Anixter International, Inc. (a) (m)	53
3		Benchmark Electronics, Inc. (a)	37
2		Brightpoint, Inc. (a)	13
1		Checkpoint Systems, Inc. (a)	20
17		FUJIFILM Holdings Corp., (Japan)	528
42		HON HAI Precision Industry Co., Ltd., (Taiwan), GDR	257
3		Ingram Micro, Inc., Class A (a)	59
1		Insight Enterprises, Inc. (a)	11
1		Mercury Computer Systems, Inc. (a)	10
1		Multi-Fineline Electronix, Inc. (a)	11
6		Nidec Corp., (Japan)	377
2		Plexus Corp. (a)	31
75		Premier Farnell plc, (United Kingdom)	156
3		RadiSys Corp. (a)	25
1		Technitrol, Inc.	9
3		TTM Technologies, Inc. (a)	25
2		Tyco Electronics Ltd., (Switzerland)	30
1		Zygo Corp. (a)	3
			1,814
		Energy Equipment & Services — 0.9%
—	(h)	Allis-Chalmers Energy, Inc. (a) (m)	—	(h)
—	(h)	Baker Hughes, Inc. (m)	9
1		Basic Energy Services, Inc. (a)	4
3		Cal Dive International, Inc. (a)	26
3		Cameron International Corp. (a)	71
2		Diamond Offshore Drilling, Inc.	150
1		ENSCO International, Inc.	38
4		Gulfmark Offshore, Inc. (a)	99
12		Halliburton Co.	258
1		Lufkin Industries, Inc.	24
1		Matrix Service Co. (a)	7
10		National Oilwell Varco, Inc. (a)	323
3		Newpark Resources (a)	10
6		Noble Corp.	182
1		Oceaneering International, Inc. (a)	55
5		Oil States International, Inc. (a)	126
6		Parker Drilling Co. (a)	25
9		Saipem S.p.A., (Italy)	218
8		Schlumberger Ltd.	424
1		Smith International, Inc.	31
1		T-3 Energy Services, Inc. (a)	8
1		TGC Industries, Inc. (a)	4
7		Transocean Ltd., (Switzerland) (a)	494
1		Weatherford International Ltd. (a)	24
			2,610
		Food & Staples Retailing — 1.4%
2		BJ’s Wholesale Club, Inc. (a) (m)	71
7		Carrefour S.A., (France)	301
1		Casey’s General Stores, Inc.	26
18		CVS/Caremark Corp.	565
4		Kroger Co. (The)	98
1		Nash Finch Co.	32
2		Pantry, Inc. (The) (a)	35
24		Safeway, Inc.	482
2		Spartan Stores, Inc.	24
4		SUPERVALU, Inc.	51
24		SYSCO Corp.	542
80		Tesco plc, (United Kingdom)	468
29		Wal-Mart Stores, Inc.	1,387
			4,082
		Food Products — 1.1%
14		Archer-Daniels-Midland Co. (m)	368
1		Cal-Maine Foods, Inc.	12
3		Chiquita Brands International, Inc. (a)	28
1		ConAgra Foods, Inc.	28
5		Dean Foods Co. (a)	104
11		Del Monte Foods Co.	105
4		Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	68
13		General Mills, Inc.	753
—	(h)	Kellogg Co.	16
14		Kraft Foods, Inc., Class A	356
21		Nestle S.A., (Switzerland)	800
1		Ralcorp Holdings, Inc. (a)	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Food Products — Continued
4		Sara Lee Corp.	36
1		TreeHouse Foods, Inc. (a)	32
23		Unilever N.V. CVA, (Netherlands)	565
			3,308
		Gas Utilities — 0.2%
1		Laclede Group, Inc. (The)	46
2		New Jersey Resources Corp.	80
1		Northwest Natural Gas Co.	31
80		Snam Rete Gas S.p.A., (Italy)	353
1		WGL Holdings, Inc.	32
			542
		Health Care Equipment & Supplies — 0.5%
10		Baxter International, Inc.	520
—	(h)	Boston Scientific Corp. (a)	—	(h)
1		C.R. Bard, Inc.	39
1		Cantel Medical Corp. (a)	18
2		CONMED Corp. (a)	37
6		Covidien plc, (Ireland)	238
2		Electro-Optical Sciences, Inc. (a)	17
1		Greatbatch, Inc. (a)	25
—	(h)	Haemonetics Corp. (a)	23
—	(h)	Integra LifeSciences Holdings Corp. (a)	3
4		Invacare Corp.	71
5		Medtronic, Inc.	182
4		STERIS Corp.	110
3		Thoratec Corp. (a)	75
2		Zimmer Holdings, Inc. (a)	93
			1,451
		Health Care Providers & Services — 1.1%
17		Aetna, Inc. (m)	424
4		Alliance HealthCare Services, Inc. (a) (m)	28
2		Allion Healthcare, Inc. (a) (m)	10
1		Amedisys, Inc. (a) (m)	36
2		AMERIGROUP Corp. (a) (m)	62
3		AMN Healthcare Services, Inc. (a) (m)	17
6		Cardinal Health, Inc.	178
3		Centene Corp. (a)	60
7		CIGNA Corp.	177
2		Community Health Systems, Inc. (a)	45
1		Emergency Medical Services Corp., Class A (a)	29
7		Express Scripts, Inc. (a)	492
3		Gentiva Health Services, Inc. (a)	49
4		Hanger Orthopedic Group, Inc. (a)	48
4		Healthsouth Corp. (a)	51
—	(h)	Healthspring, Inc. (a)	4
1		inVentiv Health, Inc. (a)	8
5		LifePoint Hospitals, Inc. (a)	118
10		McKesson Corp.	450
5		Nighthawk Radiology Holdings, Inc. (a)	19
5		Omnicare, Inc.	129
3		Owens & Minor, Inc.	118
2		Providence Service Corp. (The) (a)	16
3		PSS World Medical, Inc. (a)	56
1		Psychiatric Solutions, Inc. (a)	27
2		Res-Care, Inc. (a)	23
1		Sun Healthcare Group, Inc. (a)	7
2		UnitedHealth Group, Inc.	49
1		US Physical Therapy, Inc. (a)	10
1		WellCare Health Plans, Inc. (a)	17
7		WellPoint, Inc. (a)	361
			3,118
		Health Care Technology — 0.0% (g)
5		IMS Health, Inc.	69
2		MedAssets, Inc. (a)	31
1		Medidata Solutions, Inc. (a)	8
			108
		Hotels, Restaurants & Leisure — 0.8%
14		Boyd Gaming Corp. (a)	115
2		CEC Entertainment, Inc. (a)	53
1		Cracker Barrel Old Country Store, Inc.	36
1		Darden Restaurants, Inc.	28
2		Domino’s Pizza, Inc. (a)	12
2		Einstein Noah Restaurant Group, Inc. (a)	15
23		Intercontinental Hotels Group plc, (United Kingdom)	239
17		International Game Technology	270
1		Isle of Capri Casinos, Inc. (a)	7
3		Jack in the Box, Inc. (a)	74
4		McDonald’s Corp.	232
9		Royal Caribbean Cruises Ltd.	125
6		Ruby Tuesday, Inc. (a)	40
7		Sodexo, (France)	359
16		Starwood Hotels & Resorts Worldwide, Inc.	349
51		TUI Travel plc, (United Kingdom)	194
8		Wyndham Worldwide Corp.	91
3		Yum! Brands, Inc.	111
			2,350

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Household Durables — 0.1%
—	(h)	CSS Industries, Inc.	—	(h)
1		D.R. Horton, Inc.	8
2		Helen of Troy Ltd., (Bermuda) (a)	25
1		Hooker Furniture Corp.	11
4		Jarden Corp. (a)	76
8		KB Home	115
1		Lennar Corp., Class A	9
5		Tempur-Pedic International, Inc.	64
2		Tupperware Brands Corp.	39
			347
		Household Products — 0.9%
5		Central Garden & Pet Co., Class A (a)	48
2		Church & Dwight Co., Inc.	84
6		Colgate-Palmolive Co.	408
2		Energizer Holdings, Inc. (a)	120
9		Kimberly-Clark Corp.	488
23		Procter & Gamble Co.	1,152
7		Reckitt Benckiser Group plc, (United Kingdom)	341
			2,641
		Independent Power Producers & Energy Traders — 0.3%
104		China Resources Power Holdings Co., Ltd., (Hong Kong)	230
110		International Power plc, (United Kingdom)	433
9		Mirant Corp. (a)	141
			804
		Industrial Conglomerates — 0.3%
55		General Electric Co.	641
63		Ruukki Group OYJ, (Finland) (a)	190
—	(h)	Textron, Inc.	2
—	(h)	Tyco International Ltd., (Bermuda)	1
			834
		Insurance — 1.5%
17		ACE Ltd., (Switzerland)	734
1		Aflac, Inc. (m)	45
5		Allianz SE, (Germany)	471
—	(h)	Allstate Corp. (The) (m)	10
9		American Equity Investment Life Holding Co. (m)	49
1		American Physicians Capital, Inc. (m)	33
1		Amerisafe, Inc. (a) (m)	16
—	(h)	AON Corp. (m)	6
—	(h)	Arch Capital Group Ltd., (Bermuda) (a)	21
1		Argo Group International Holdings Ltd., (Bermuda) (a)	21
3		Aspen Insurance Holdings Ltd., (Bermuda)	63
3		Axis Capital Holdings Ltd., (Bermuda)	72
—	(h)	Chubb Corp. (The)	4
1		Delphi Financial Group, Inc., Class A	21
2		Flagstone Reinsurance Holdings Ltd., (Bermuda)	25
1		Hallmark Financial Services (a)	5
1		Horace Mann Educators Corp.	6
1		Lincoln National Corp.	18
4		Meadowbrook Insurance Group, Inc.	27
6		MetLife, Inc.	179
4		Muenchener Rueckversicherungs AG, (Germany)	521
—	(h)	National Financial Partners Corp.	3
1		PartnerRe Ltd., (Bermuda)	50
2		Platinum Underwriters Holdings Ltd., (Bermuda)	66
7		PMA Capital Corp., Class A (a)	33
4		Principal Financial Group, Inc.	83
8		Prudential Financial, Inc.	303
8		RenaissanceRe Holdings Ltd., (Bermuda)	381
2		Safety Insurance Group, Inc.	64
1		SeaBright Insurance Holdings, Inc. (a)	12
2		Selective Insurance Group	28
—	(h)	Sony Financial Holdings, Inc., (Japan)	182
10		Travelers Cos., Inc. (The)	396
—	(h)	Unum Group	2
1		XL Capital Ltd., (Bermuda), Class A	7
3		Zurich Financial Services AG, (Switzerland)	486
			4,443
		Internet & Catalog Retail — 0.2%
8		Amazon.com, Inc. (a) (m)	652
1		Expedia, Inc. (a)	17
—	(h)	NutriSystem, Inc.	2
			671
		Internet Software & Services — 0.7%
1		Art Technology Group, Inc. (a) (m)	5
—	(h)	AsiaInfo Holdings, Inc., (China) (a) (m)	2
6		EarthLink, Inc. (a)	47
4		Google, Inc., Class A (a)	1,753
1		j2 Global Communications, Inc. (a)	23
1		LogMeIn, Inc. (a)	8
2		Perficient, Inc. (a)	13
8		United Online, Inc.	50
3		Web.com Group, Inc. (a)	19
4		Yahoo!, Inc. (a)	63
			1,983

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		IT Services — 1.0%
13		Accenture Ltd., (Bermuda), Class A	420
3		Acxiom Corp. (m)	26
—	(h)	Affiliated Computer Services, Inc., Class A (a) (m)	9
3		Alliance Data Systems Corp. (a) (m)	130
7		Atos Origin S.A., (France) (a)	229
1		Automatic Data Processing, Inc. (m)	51
1		CACI International, Inc., Class A (a)	60
6		CIBER, Inc. (a)	19
1		CSG Systems International, Inc. (a)	16
3		Cybersource Corp. (a)	44
—	(h)	Fidelity National Information Services, Inc.	2
1		Gartner, Inc. (a)	20
1		Global Cash Access Holdings, Inc. (a)	9
1		Hackett Group, Inc. (The) (a)	2
1		iGate Corp.	3
1		infoGROUP, Inc. (a)	6
8		Infosys Technologies Ltd., (India), ADR	310
193		Logica plc, (United Kingdom)	251
1		ManTech International Corp., Class A (a)	56
4		MasterCard, Inc., Class A	597
—	(h)	NCI, Inc., Class A (a)	12
13		Paychex, Inc.	329
3		Perot Systems Corp., Class A (a)	44
19		Western Union Co. (The)	312
			2,957
		Leisure Equipment & Products — 0.1%
7		JAKKS Pacific, Inc. (a)	87
—	(h)	Mattel, Inc.	1
2		RC2 Corp. (a)	23
5		Smith & Wesson Holding Corp. (a)	30
—	(h)	Steinway Musical Instruments (a)	4
			145
		Life Sciences Tools & Services — 0.1%
—	(h)	AMAG Pharmaceuticals, Inc. (a) (m)	5
—	(h)	Enzo Biochem, Inc. (a)	2
2		eResearchTechnology, Inc. (a)	13
1		Exelixis, Inc. (a)	5
4		Illumina, Inc. (a)	149
—	(h)	Kendle International, Inc. (a)	4
			178
		Machinery — 1.3%
16		Atlas Copco AB, (Sweden), Class A	166
2		Barnes Group, Inc.	25
18		Caterpillar, Inc.	605
1		Chart Industries, Inc. (a)	9
2		CIRCOR International, Inc.	54
3		Columbus McKinnon Corp. (a)	37
—	(h)	Cummins, Inc.	5
12		Deere & Co.	462
2		Eaton Corp.	87
4		EnPro Industries, Inc. (a)	79
4		Force Protection, Inc. (a)	38
5		Gardner Denver, Inc. (a)	128
4		Ingersoll-Rand Co., Ltd., (Ireland), Class A (a)	93
4		Joy Global, Inc.	136
73		Kubota Corp., (Japan)	601
—	(h)	LB Foster Co., Class A (a)	9
1		Middleby Corp. (a)	22
3		Navistar International Corp. (a)	113
14		PACCAR, Inc.	448
10		Parker Hannifin Corp.	444
—	(h)	SmartHeat, Inc. (a)	3
2		Trinity Industries, Inc.	33
1		Wabash National Corp.	1
6		Wabtec Corp.	193
1		Watts Water Technologies, Inc., Class A	11
			3,802
		Marine — 0.0% (g)
9		Horizon Lines, Inc., Class A	35
		Media — 1.1%
2		AH Belo Corp., Class A (m)	2
5		Belo Corp., Class A	10
2		Cinemark Holdings, Inc.	26
7		Comcast Corp., Class A	98
6		Cumulus Media, Inc., Class A (a)	5
3		Discovery Communications, Inc., Class A (a)	63
—	(h)	DISH Network Corp., Class A (a)	6
3		Entercom Communications Corp., Class A	4
2		Harte-Hanks, Inc.	19
4		LIN TV Corp., Class A (a)	7
1		Marvel Entertainment, Inc. (a)	28
1		McClatchy Co. (The), Class A	1
1		News Corp., Class A	9
3		Time Warner Cable, Inc.	85
56		Time Warner, Inc.	1,420
5		Valassis Communications, Inc. (a)	29
47		Walt Disney Co. (The)	1,090

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Media — Continued
9		Wolters Kluwer N.V., (Netherlands)	165
			3,067
		Metals & Mining — 1.1%
20		ArcelorMittal, (Luxembourg)	666
18		BHP Billiton plc, (United Kingdom)	395
—	(h)	Cliffs Natural Resources, Inc.	11
—	(h)	Compass Minerals International, Inc.	6
25		Freeport-McMoRan Copper & Gold, Inc.	1,271
13		Kinross Gold Corp., (Canada)	239
12		Newcrest Mining Ltd., (Australia)	290
—	(h)	Newmont Mining Corp.	2
4		POSCO, (South Korea), ADR	300
4		United States Steel Corp.	136
			3,316
		Multiline Retail — 0.3%
1		Dollar Tree, Inc. (a)	59
1		Family Dollar Stores, Inc.	23
3		Kohl’s Corp. (a)	144
19		Macy’s, Inc.	220
52		Takashimaya Co., Ltd., (Japan)	409
3		Target Corp.	134
			989
		Multi-Utilities — 0.7%
3		CMS Energy Corp.	40
5		Consolidated Edison, Inc.	182
15		GDF Suez, (France)	564
23		PG&E Corp.	869
8		Public Service Enterprise Group, Inc.	258
1		SCANA Corp.	18
			1,931
		Office Electronics — 0.0% (g)
9		Ricoh Co., Ltd., (Japan)	116
		Oil, Gas & Consumable Fuels — 4.5%
4		Anadarko Petroleum Corp. (m)	179
10		Apache Corp. (m)	750
—	(h)	APCO Argentina, Inc. (m)	4
37		BG Group plc, (United Kingdom)	621
9		Chesapeake Energy Corp.	182
26		Chevron Corp.	1,722
—	(h)	Clayton Williams Energy, Inc. (a)	4
4		Concho Resources, Inc. (a)	117
2		ConocoPhillips	101
4		Devon Energy Corp.	235
8		Endeavour International Corp. (a)	11
6		EOG Resources, Inc.	403
9		EXCO Resources, Inc. (a)	119
49		Exxon Mobil Corp.	3,457
—	(h)	FX Energy, Inc. (a)	1
1		Georesources, Inc. (a)	10
11		Gran Tierra Energy, Inc., (Canada) (a)	39
2		Gulfport Energy Corp. (a)	13
1		Harvest Natural Resources, Inc. (a)	5
2		Hess Corp.	121
2		Knightsbridge Tankers Ltd., (Bermuda)	27
1		Marathon Oil Corp.	18
6		McMoRan Exploration Co. (a)	34
3		Newfield Exploration Co. (a)	85
28		Occidental Petroleum Corp.	1,872
1		Penn Virginia Corp.	15
5		PetroHawk Energy Corp. (a)	114
21		Royal Dutch Shell plc, (Netherlands), Class A	522
58		Santos Ltd., (Australia)	674
8		Southwestern Energy Co. (a)	309
1		Toreador Resources Corp. (a)	5
16		Total S.A., (France)	870
4		VAALCO Energy, Inc. (a)	17
—	(h)	Valero Energy Corp.	6
2		Western Refining, Inc. (a)	17
2		World Fuel Services Corp.	74
5		XTO Energy, Inc.	206
			12,959
		Paper & Forest Products — 0.0% (g)
2		Buckeye Technologies, Inc. (a)	7
		Personal Products — 0.1%
4		American Oriental Bioengineering, Inc., (China) (a) (m)	23
2		China Sky One Medical, Inc., (China) (a)	23
4		Herbalife Ltd., (Cayman Islands)	117
3		Prestige Brands Holdings, Inc. (a)	17
14		Shiseido Co., Ltd., (Japan)	229
			409
		Pharmaceuticals — 3.8%
38		Abbott Laboratories (m)	1,792
2		Auxilium Pharmaceuticals, Inc. (a) (m)	47
10		Bayer AG, (Germany)	559
19		Bristol-Myers Squibb Co.	384
1		Cardiome Pharma Corp., (Canada) (a)	4

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Pharmaceuticals — Continued
27		Chugai Pharmaceutical Co., Ltd., (Japan)	519
2		Cypress Bioscience, Inc. (a)	23
10		Johnson & Johnson	578
60		Merck & Co., Inc.	1,688
2		Noven Pharmaceuticals, Inc. (a)	23
1		Optimer Pharmaceuticals, Inc. (a)	7
1		Par Pharmaceutical Cos., Inc. (a)	17
95		Pfizer, Inc.	1,430
6		Roche Holding AG, (Switzerland)	812
1		Salix Pharmaceuticals Ltd. (a)	10
9		Sanofi-Aventis S.A., (France)	559
27		Schering-Plough Corp.	684
17		Shire plc, (United Kingdom)	238
2		Sucampo Pharmaceuticals, Inc., Class A (a)	14
17		Teva Pharmaceutical Industries Ltd., (Israel), ADR	830
1		Valeant Pharmaceuticals International (a)	31
2		Vivus, Inc. (a)	14
4		Watson Pharmaceuticals, Inc. (a)	136
12		Wyeth	566
1		XenoPort, Inc. (a)	19
			10,984
		Professional Services — 0.1%
1		COMSYS IT Partners, Inc. (a)	3
1		Heidrick & Struggles International, Inc.	24
4		Kforce, Inc. (a)	34
2		Korn/Ferry International (a)	23
1		Navigant Consulting, Inc. (a)	11
3		TrueBlue, Inc. (a)	29
2		Watson Wyatt Worldwide, Inc., Class A	84
			208
		Real Estate Investment Trusts (REITs) — 0.5%
—	(h)	Alexandria Real Estate Equities, Inc. (m)	7
2		American Campus Communities, Inc. (m)	36
7		Annaly Capital Management, Inc. (m)	98
5		Anthracite Capital, Inc. (m)	3
1		Ashford Hospitality Trust, Inc. (m)	4
3		Associated Estates Realty Corp. (m)	19
1		BioMed Realty Trust, Inc.	5
2		Capstead Mortgage Corp.	22
6		CBL & Associates Properties, Inc.	35
1		Cypress Sharpridge Investments, Inc. (a)	14
11		DCT Industrial Trust, Inc.	44
5		Developers Diversified Realty Corp.	22
2		Digital Realty Trust, Inc.	74
4		Duke Realty Corp.	37
—	(h)	Equity Lifestyle Properties, Inc.	11
3		Glimcher Realty Trust	9
1		Government Properties Income Trust (a)	14
3		Health Care REIT, Inc.	116
2		Hersha Hospitality Trust	5
1		Home Properties, Inc.	20
—	(h)	Invesco Mortgage Capital, Inc. (a)	6
6		Kimco Realty Corp.	56
16		Lexington Realty Trust	55
2		Maguire Properties, Inc. (a)	2
14		MFA Financial, Inc.	97
1		Mission West Properties, Inc.	3
4		National Retail Properties, Inc.	71
6		NorthStar Realty Finance Corp.	16
3		Omega Healthcare Investors, Inc.	45
1		Parkway Properties, Inc.	14
3		Pennsylvania Real Estate Investment Trust	14
9		ProLogis	70
1		PS Business Parks, Inc.	44
1		Public Storage	97
2		RAIT Financial Trust	2
1		Realty Income Corp.	12
10		Senior Housing Properties Trust	158
4		Strategic Hotels & Resorts, Inc.	4
1		Sun Communities, Inc.	8
1		Ventas, Inc.	18
			1,387
		Real Estate Management & Development — 0.2%
1		Forestar Group, Inc. (a)	12
28		Sumitomo Realty & Development Co., Ltd., (Japan)	511
			523
		Road & Rail — 0.8%
2		Arkansas Best Corp. (m)	58
—	(h)	Burlington Northern Santa Fe Corp.	4
17		CSX Corp.	572
—	(h)	Marten Transport Ltd. (a)	6
30		Norfolk Southern Corp.	1,114
12		Union Pacific Corp.	650
—	(h)	YRC Worldwide, Inc. (a)	—	(h)
			2,404

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Semiconductors & Semiconductor Equipment — 1.1%
—	(h)	Actel Corp. (a) (m)	1
9		Amkor Technology, Inc. (a) (m)	41
3		Applied Materials, Inc. (m)	35
2		Applied Micro Circuits Corp. (a) (m)	15
5		Atmel Corp. (a) (m)	20
8		Broadcom Corp., Class A (a)	204
6		Cirrus Logic, Inc. (a)	27
—	(h)	DSP Group, Inc. (a)	1
1		Entegris, Inc. (a)	1
1		FEI Co. (a)	23
7		Intel Corp.	121
13		Intersil Corp., Class A	163
2		IXYS Corp.	17
3		KLA-Tencor Corp.	78
4		Kulicke & Soffa Industries, Inc. (a)	12
9		Lam Research Corp. (a)	224
1		Lattice Semiconductor Corp. (a)	2
53		LSI Corp. (a)	244
3		Marvell Technology Group Ltd., (Bermuda) (a)	36
3		Micrel, Inc.	24
1		Microsemi Corp. (a)	12
4		MIPS Technologies, Inc. (a)	13
1		MKS Instruments, Inc. (a)	12
32		National Semiconductor Corp.	402
6		Novellus Systems, Inc. (a)	104
9		ON Semiconductor Corp. (a)	62
10		PMC-Sierra, Inc. (a)	83
1		Semtech Corp. (a)	22
3		Silicon Image, Inc. (a)	8
3		Silicon Storage Technology, Inc. (a)	5
15		Skyworks Solutions, Inc. (a)	144
—	(h)	Standard Microsystems Corp. (a)	8
—	(h)	Supertex, Inc. (a)	3
62		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	580
3		Techwell, Inc. (a)	29
1		Tessera Technologies, Inc. (a)	18
2		TriQuint Semiconductor, Inc. (a)	13
17		Xilinx, Inc.	355
			3,162
		Software — 1.9%
33		Activision Blizzard, Inc. (a)	413
—	(h)	Actuate Corp. (a) (m)	1
11		Adobe Systems, Inc. (a) (m)	322
1		Ariba, Inc. (a) (m)	7
9		Aspen Technology, Inc. (a) (m)	80
2		Epicor Software Corp. (a)	9
1		Informatica Corp. (a)	20
1		Intuit, Inc. (a)	33
7		JDA Software Group, Inc. (a)	102
5		Macrovision Solutions Corp. (a)	109
96		Microsoft Corp.	2,271
—	(h)	Net 1 UEPS Technologies, Inc., (South Africa) (a)	3
1		Netscout Systems, Inc. (a)	11
2		Nintendo Co., Ltd., (Japan)	664
6		OpenTV Corp., Class A (a)	8
27		Oracle Corp.	569
4		Parametric Technology Corp. (a)	49
—	(h)	Pegasystems, Inc.	8
1		Progress Software Corp. (a)	28
2		Quest Software, Inc. (a)	26
1		Rosetta Stone, Inc. (a)	19
3		Salesforce.com, Inc. (a)	100
2		Smith Micro Software, Inc. (a)	15
1		SolarWinds, Inc. (a)	18
—	(h)	SPSS, Inc. (a)	10
7		Sybase, Inc. (a)	221
25		Symantec Corp. (a)	386
1		TeleCommunication Systems, Inc., Class A (a)	7
			5,509
		Specialty Retail — 0.9%
2		Advance Auto Parts, Inc. (m)	91
2		Aeropostale, Inc. (a) (m)	55
2		Asbury Automotive Group, Inc. (m)	20
1		AutoZone, Inc. (a)	134
9		Bed Bath & Beyond, Inc. (a)	289
10		Best Buy Co., Inc.	325
2		Brown Shoe Co., Inc.	14
1		Buckle, Inc. (The)	43
1		Cabela’s, Inc. (a)	12
1		CarMax, Inc. (a)	12
14		Chico’s FAS, Inc. (a)	132
1		Children’s Place Retail Stores, Inc. (The) (a)	24
3		Collective Brands, Inc. (a)	44
4		Finish Line, Inc. (The), Class A	26
10		Foot Locker, Inc.	106
1		Gymboree Corp. (a)	50
4		Hennes & Mauritz AB, (Sweden), Class B	222

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Specialty Retail — Continued
1		Home Depot, Inc.	17
1		Hot Topic, Inc. (a)	9
2		Jos. A. Bank Clothiers, Inc. (a)	72
3		Kirkland’s, Inc. (a)	35
1		Lowe’s Cos., Inc.	23
12		Rent-A-Center, Inc. (a)	216
2		Sally Beauty Holdings, Inc. (a)	14
36		Staples, Inc.	716
16		Wet Seal, Inc. (The), Class A (a)	49
			2,750
		Textiles, Apparel & Luxury Goods — 0.4%
1		Coach, Inc.	26
1		Deckers Outdoor Corp. (a)	56
3		Iconix Brand Group, Inc. (a)	49
8		Maidenform Brands, Inc. (a)	86
8		Nike, Inc., Class B	424
—	(h)	Oxford Industries, Inc.	3
3		Perry Ellis International, Inc. (a)	18
4		Polo Ralph Lauren Corp.	192
1		Steven Madden Ltd. (a)	18
1		UniFirst Corp.	48
4		V.F. Corp.	202
			1,122
		Thrifts & Mortgage Finance — 0.1%
1		Berkshire Hills Bancorp, Inc.	13
3		First Niagara Financial Group, Inc.	29
2		Guaranty Financial Group, Inc. (a)	—	(h)
1		OceanFirst Financial Corp.	7
5		Ocwen Financial Corp. (a)	62
1		PMI Group, Inc. (The)	2
3		Trustco Bank Corp.	16
1		WSFS Financial Corp.	22
			151
		Tobacco — 1.1%
43		Altria Group, Inc. (m)	705
17		Imperial Tobacco Group plc, (United Kingdom)	441
—	(h)	Japan Tobacco, Inc., (Japan)	822
5		Lorillard, Inc.	345
17		Philip Morris International, Inc.	746
1		Reynolds American, Inc.	56
			3,115
		Trading Companies & Distributors — 0.5%
2		Aceto Corp. (m)	12
6		Applied Industrial Technologies, Inc. (m)	115
1		Beacon Roofing Supply, Inc. (a)	15
—	(h)	Fastenal Co.	3
—	(h)	GATX Corp.	5
1		Kaman Corp.	12
38		Mitsubishi Corp., (Japan)	699
51		Mitsui & Co., Ltd., (Japan)	598
4		WESCO International, Inc. (a)	104
			1,563
		Wireless Telecommunication Services — 0.5%
6		American Tower Corp., Class A (a) (m)	202
1		Crown Castle International Corp. (a)	13
97		Sprint Nextel Corp. (a)	466
4		Syniverse Holdings, Inc. (a)	68
11		Virgin Mobile USA, Inc., Class A (a)	44
298		Vodafone Group plc, (United Kingdom)	579
			1,372
		Total Common Stocks (Cost $143,253)	153,116
PRINCIPAL AMOUNT($)
		Asset-Backed Securities — 0.3%
43		American Express Credit Account Master Trust, Series 2004-C, Class C, VAR, 0.819%, 02/15/12 (e) (i)	43
117		AmeriCredit Automobile Receivables Trust, Series 2005-BM, Class A4, VAR, 0.398%, 05/06/12	113
		Capital One Auto Finance Trust,
3		Series 2006-B, Class A3A, 5.450%, 02/15/11	3
76		Series 2007-C, Class A3A, 5.130%, 04/16/12	76
150		Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	153
49		CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	34
100		Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	104
250		MASTR Asset Backed Securities Trust, Series 2005-OPT1, Class M1, VAR, 0.714%, 03/25/35	126
250		New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.764%, 03/25/35	73

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
61	Wachovia Asset Securitization, Inc., Series 2003-HE2, Class AII1, VAR, 0.574%, 06/25/33	20
	Total Asset-Backed Securities (Cost $1,082)	745
	Collateralized Mortgage Obligations — 13.5%
	Agency CMO — 13.1%
589	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	633
	Federal Home Loan Mortgage Corp. REMICS,
27	Series 50, Class I, 8.000%, 06/15/20	29
13	Series 1087, Class I, 8.500%, 06/15/21	14
12	Series 1136, Class H, 6.000%, 09/15/21	12
33	Series 1254, Class N, 8.000%, 04/15/22	33
328	Series 1617, Class PM, 6.500%, 11/15/23	352
225	Series 1710, Class GH, 8.000%, 04/15/24	242
181	Series 1732, Class K, 6.500%, 05/15/24	195
232	Series 1843, Class Z, 7.000%, 04/15/26	249
282	Series 2033, Class K, 6.050%, 08/15/23	299
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,733
210	Series 2115, Class PE, 6.000%, 01/15/14	222
564	Series 2378, Class BD, 5.500%, 11/15/31	599
163	Series 2391, Class QR, 5.500%, 12/15/16	173
375	Series 2394, Class MC, 6.000%, 12/15/16	402
473	Series 2405, Class JF, 6.000%, 01/15/17	506
245	Series 2425, Class OB, 6.000%, 03/15/17	262
500	Series 2455, Class GK, 6.500%, 05/15/32	533
171	Series 2457, Class PE, 6.500%, 06/15/32	181
445	Series 2473, Class JZ, 6.500%, 07/15/32	476
66	Series 2503, Class TG, 5.500%, 09/15/17	70
70	Series 2508, Class AQ, 5.500%, 10/15/17	74
539	Series 2515, Class DE, 4.000%, 03/15/32	542
200	Series 2522, Class AH, 5.250%, 02/15/32	208
500	Series 2527, Class BP, 5.000%, 11/15/17	525
270	Series 2531, Class HN, 5.000%, 12/15/17	284
200	Series 2538, Class CB, 5.000%, 12/15/17	211
48	Series 2557, Class WJ, 5.000%, 07/15/14	48
250	Series 2594, Class OL, 5.000%, 04/15/18	267
129	Series 2595, Class HO, 4.500%, 03/15/23	131
431	Series 2617, Class TJ, 4.500%, 08/15/16	448
350	Series 2627, Class KM, 4.500%, 06/15/18	366
1,047	Series 2636, Class Z, 4.500%, 06/15/18	1,095
652	Series 2651, Class VZ, 4.500%, 07/15/18	682
180	Series 2657, Class ME, 5.000%, 10/15/22	190
400	Series 2663, Class VQ, 5.000%, 06/15/22	419
575	Series 2695, Class DE, 4.000%, 01/15/17	595
500	Series 2699, Class TC, 4.000%, 11/15/18	492
400	Series 2715, Class NG, 4.500%, 12/15/18	419
139	Series 2717, Class GR, 4.500%, 01/15/27	141
500	Series 2733, Class PC, 4.500%, 06/15/28	514
500	Series 2744, Class TU, 5.500%, 05/15/32	515
345	Series 2748, Class LE, 4.500%, 12/15/17	361
342	Series 2756, Class NA, 5.000%, 02/15/24	361
500	Series 2763, Class PD, 4.500%, 12/15/17	523
150	Series 2764, Class OE, 4.500%, 03/15/19	156
230	Series 2773, Class CD, 4.500%, 04/15/24	233
235	Series 2775, Class WA, 4.500%, 04/15/19	234
71	Series 2778, Class TD, 4.250%, 06/15/33	73
184	Series 2780, Class JA, 4.500%, 04/15/19	188
209	Series 2780, Class JG, 4.500%, 04/15/19	216
500	Series 2780, Class MD, 5.000%, 09/15/31	519
325	Series 2780, Class TH, 5.000%, 09/15/29	340
179	Series 2783, Class AT, 4.000%, 04/15/19	175
300	Series 2809, Class UB, 4.000%, 09/15/17	309
100	Series 2809, Class UC, 4.000%, 06/15/19	99
1,000	Series 2835, Class HB, 5.500%, 08/15/24	1,042
400	Series 2877, Class AD, 4.000%, 10/15/19	391
150	Series 2899, Class KB, 4.500%, 03/15/19	157
128	Series 2922, Class GA, 5.500%, 05/15/34	136
202	Series 2931, Class AM, 4.500%, 07/15/19	211
520	Series 2931, Class DC, 4.000%, 06/15/18	538
30	Series 2958, Class KB, 5.500%, 04/15/35	31
225	Series 2966, Class NC, 5.000%, 04/15/31	236
125	Series 3000, Class PB, 3.900%, 01/15/23	122
106	Series 3007, Class LB, 4.500%, 04/15/25	107
500	Series 3028, Class ME, 5.000%, 02/15/34	516
290	Series 3031, Class AG, 5.000%, 02/15/34	299
100	Series 3064, Class OG, 5.500%, 06/15/34	104
330	Series 3098, Class PE, 5.000%, 06/15/34	337
395	Series 3106, Class PD, 5.500%, 06/15/34	408
350	Series 3151, Class UC, 5.500%, 08/15/35	366
300	Series 3334, Class MC, 5.000%, 04/15/33	306
212	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	221
	Federal National Mortgage Association REMICS,
17	Series 1990-7, Class B, 8.500%, 01/25/20	19
8	Series 1990-35, Class E, 9.500%, 04/25/20	9
21	Series 1990-76, Class G, 7.000%, 07/25/20	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
62	Series 1990-106, Class J, 8.500%, 09/25/20	68
12	Series 1991-73, Class A, 8.000%, 07/25/21	13
179	Series 1992-112, Class GB, 7.000%, 07/25/22	194
68	Series 1992-195, Class C, 7.500%, 10/25/22	74
356	Series 1997-42, Class PG, 7.000%, 07/18/12	375
265	Series 1998-37, Class VZ, 6.000%, 06/17/28	284
118	Series 1998-66, Class B, 6.500%, 12/25/28	125
407	Series 2002-19, Class PE, 6.000%, 04/25/17	435
500	Series 2002-24, Class AJ, 6.000%, 04/25/17	538
430	Series 2002-55, Class PG, 5.500%, 09/25/32	454
90	Series 2002-63, Class KC, 5.000%, 10/25/17	95
363	Series 2002-63, Class LB, 5.500%, 10/25/17	385
1,000	Series 2003-24, Class BC, 5.000%, 04/25/18	1,060
202	Series 2003-33, Class AC, 4.250%, 03/25/33	205
500	Series 2003-39, Class PG, 5.500%, 05/25/23	510
218	Series 2003-53, Class JL, 5.000%, 12/25/31	226
167	Series 2003-58, Class AD, 3.250%, 07/25/33	162
138	Series 2003-63, Class PE, 3.500%, 07/25/33	134
224	Series 2003-67, Class VQ, 7.000%, 01/25/19	232
389	Series 2003-81, Class CB, 4.750%, 09/25/18	398
500	Series 2003-81, Class LC, 4.500%, 09/25/18	525
194	Series 2003-81, Class YC, 5.000%, 09/25/33	199
550	Series 2003-83, Class PG, 5.000%, 06/25/23	578
394	Series 2003-110, Class WA, 4.000%, 08/25/33	395
500	Series 2003-122, Class TE, 5.000%, 12/25/22	526
635	Series 2004-32, Class AY, 4.000%, 05/25/19	622
500	Series 2004-36, Class PC, 5.500%, 02/25/34	527
135	Series 2004-53, Class NC, 5.500%, 07/25/24	140
300	Series 2005-18, Class EG, 5.000%, 03/25/25	314
107	Series 2005-23, Class TG, 5.000%, 04/25/35	113
180	Series 2005-34, Class PC, 5.500%, 06/25/32	189
188	Series 2005-38, Class TB, 6.000%, 11/25/34	199
500	Series 2005-67, Class HG, 5.500%, 01/25/35	522
283	Series 2005-68, Class BC, 5.250%, 06/25/35	297
400	Series 2005-118, Class PN, 6.000%, 01/25/32	425
574	Series 2006-43, Class LB, 5.500%, 04/25/35	598
287	Series 2006-49, Class PA, 6.000%, 06/25/36	305
500	Series 2007-79, Class PC, 5.000%, 01/25/32	516
117	Series G92-35, Class E, 7.500%, 07/25/22	129
		37,833
	Non-Agency CMO — 0.4%
154	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	140
176	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	158
122	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.000%, 09/25/34	122
44	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.921%, 02/25/35	39
	MASTR Asset Securitization Trust,
33	Series 2003-4, Class 2A2, 5.000%, 05/25/18	32
67	Series 2003-11, Class 3A1, 4.500%, 12/25/18	66
150	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.756%, 08/22/36	129
165	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.000%, 06/25/34	137
163	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	157
	Wells Fargo Mortgage Backed Securities Trust,
150	Series 2004-7, Class 2A2, 5.000%, 07/25/19	147
79	Series 2004-EE, Class 3A1, VAR, 4.490%, 12/25/34	73
		1,200
	Total Collateralized Mortgage Obligations (Cost $36,549)	39,033
	Commercial Mortgage-Backed Securities — 0.2%
400	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.351%, 09/10/47	384
150	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.096%, 08/15/39	141
	Total Commercial Mortgage-Backed Securities (Cost $553)	525
	Corporate Bonds — 7.5%
	Advertising — 0.1%
130	WPP Finance UK, (United Kingdom), 8.000%, 09/15/14	132
	Aerospace & Defense — 0.0% (g)
40	BAE Systems Holdings, Inc., 6.375%, 06/01/19 (e) (m)	41
50	ITT Corp., 6.125%, 05/01/19	51
		92
	Airlines — 0.1%
130	Continental Airlines, Inc., 7.056%, 09/15/09	129
	Automobiles — 0.1%
200	Daimler Finance North America LLC, 7.200%, 09/01/09	201

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Beverages — 0.1%
145	Anheuser-Busch InBev Worldwide, Inc., 7.200%, 01/15/14 (e) (m)	156
	Capital Markets — 0.9%
150	Bear Stearns Cos., LLC (The), 5.700%, 11/15/14 (y)	153
100	Credit Suisse, (Switzerland), 5.000%, 05/15/13	102
500	Credit Suisse USA, Inc., 6.500%, 01/15/12	540
	Goldman Sachs Group, Inc. (The),
375	4.750%, 07/15/13	376
300	6.000%, 05/01/14	313
80	6.250%, 09/01/17	79
45	7.500%, 02/15/19	48
205	Lehman Brothers Holdings Capital Trust VII, 5.857%, 05/31/12 (d) (i) (x)	—	(h)
450	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d)	66
100	Merrill Lynch & Co., Inc., 6.875%, 04/25/18	93
	Morgan Stanley,
500	5.750%, 10/18/16	479
120	6.000%, 05/13/14	121
115	6.625%, 04/01/18	115
		2,485
	Chemicals — 0.1%
250	Dow Capital BV, (Netherlands), 8.500%, 06/08/10	253
	Commercial Banks — 1.0%
100	Barclays Bank plc, (United Kingdom), 6.050%, 12/04/17 (e)	87
100	BB&T Corp., 5.700%, 04/30/14 (m)	102
150	Branch Banking & Trust Co., 4.875%, 01/15/13	145
155	Credit Suisse, (Switzerland), 5.500%, 05/01/14	161
380	Depfa ACS Bank, (Ireland), 5.125%, 03/16/37 (e)	240
440	FleetBoston Financial Corp., 7.375%, 12/01/09	444
175	Glitnir Banki HF, (Iceland)10/15/08 (d) (e) (i)	28
100	HSBC Holdings plc, (United Kingdom), 6.800%, 06/01/38	101
340	Marshall & Ilsley Corp., 4.375%, 08/01/09	338
250	National City Corp., 4.900%, 01/15/15	237
100	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	102
300	SunTrust Bank, 5.000%, 09/01/15	272
105	Svenska Handelsbanken AB, (Sweden), 4.875%, 06/10/14 (e)	104
50	UnionBanCal Corp., 5.250%, 12/16/13	46
250	Wachovia Corp., 5.500%, 05/01/13	258
300	Wells Fargo & Co., 6.375%, 08/01/11	314
		2,979
	Commercial Services & Supplies — 0.1%
15	Allied Waste North America, Inc., 7.250%, 03/15/15 (m)	15
150	Pitney Bowes, Inc., 3.875%, 06/15/13	152
		167
	Communications Equipment — 0.0% (g)
60	Nokia OYJ, (Finland), 5.375%, 05/15/19	61
	Computers & Peripherals — 0.0% (g)
100	International Business Machines Corp., 5.700%, 09/14/17	106
	Consumer Finance — 0.4%
240	American General Finance Corp., 4.000%, 03/15/11	159
145	Capital One Financial Corp., 7.375%, 05/23/14	149
600	HSBC Finance Corp., 8.000%, 07/15/10	623
100	International Lease Finance Corp., 5.000%, 04/15/10	92
		1,023
	Diversified Financial Services — 1.0%
	Bank of America Corp.,
170	5.650%, 05/01/18	150
220	7.375%, 05/15/14	227
200	7.800%, 02/15/10	206
175	BP Capital Markets plc, (United Kingdom), 5.250%, 11/07/13	188
	Citigroup, Inc.,
644	5.000%, 09/15/14	540
185	6.500%, 08/19/13	180
145	8.500%, 05/22/19	147
	General Electric Capital Corp.,
550	5.875%, 02/15/12	575
185	5.875%, 01/14/38	146
55	5.900%, 05/13/14	56
215	VAR, 0.953%, 08/15/11	203
70	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	88
250	Textron Financial Corp., 4.600%, 05/03/10	239
45	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	36
		2,981

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 0.8%
	AT&T, Inc.,
245	5.800%, 02/15/19 (m)	249
250	5.875%, 02/01/12	267
250	BellSouth Corp., 6.000%, 10/15/11	267
180	British Telecommunications plc, (United Kingdom), 9.125%, 12/15/10	191
140	Deutsche Telekom International Finance BV, (Netherlands), 8.500%, 06/15/10	147
60	France Telecom S.A., (France), 7.750%, 03/01/11	65
600	Nynex Capital Funding Co., SUB, 8.230%, 10/15/09	610
150	Telecom Italia Capital S.A., (Luxembourg), 6.999%, 06/04/18	152
75	Telefonica Emisiones SAU, (Spain), 7.045%, 06/20/36	83
165	Verizon Wireless Capital LLC, 8.500%, 11/15/18 (e)	197
		2,228
	Electric Utilities — 0.5%
100	Carolina Power & Light Co., 5.125%, 09/15/13	106
90	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	92
80	Detroit Edison Co. (The), 6.400%, 10/01/13	87
500	Duke Energy Carolinas LLC, 6.250%, 01/15/12	538
50	EDF S.A., (France), 6.950%, 01/26/39 (e)	56
150	Exelon Corp., 6.750%, 05/01/11	157
50	Nevada Power Co., 6.500%, 08/01/18	51
115	Pacific Gas & Electric Co., 8.250%, 10/15/18	140
235	PSEG Power LLC, 7.750%, 04/15/11	252
		1,479
	Energy Equipment & Services — 0.0% (g)
35	Diamond Offshore Drilling, Inc., 5.875%, 05/01/19	36
50	Transocean, Inc., (Switzerland), 6.800%, 03/15/38	53
		89
	Food & Staples Retailing — 0.2%
80	CVS/Caremark Corp., 5.750%, 06/01/17	80
	Kroger Co. (The),
95	6.400%, 08/15/17	101
250	8.050%, 02/01/10	257
15	Safeway, Inc., 6.350%, 08/15/17	16
65	Wal-Mart Stores, Inc., 6.200%, 04/15/38	70
		524
	Food Products — 0.1%
55	ConAgra Foods, Inc., 7.000%, 04/15/19	60
100	General Mills, Inc., 6.000%, 02/15/12	108
100	Kraft Foods, Inc., 6.500%, 08/11/17	105
		273
	Gas Utilities — 0.0% (g)
40	EQT Corp., 8.125%, 06/01/19	43
	Health Care Providers & Services — 0.0% (g)
80	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	85
	Insurance — 0.4%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14	103
	Allstate Corp. (The),
350	6.125%, 02/15/12	356
85	7.450%, 05/16/19 (m)	92
100	Berkshire Hathaway Finance Corp., 5.400%, 05/15/18	103
75	MetLife, Inc., 6.750%, 06/01/16	76
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	102
140	Pricoa Global Funding I, 4.625%, 06/25/12 (e)	132
55	Principal Financial Group, Inc., 8.875%, 05/15/19	58
	Protective Life Secured Trusts,
60	4.000%, 10/07/09	61
150	4.000%, 04/01/11	148
		1,231
	Integrated Telecommunication Services — 0.0% (g)
65	France Telecom SA, (France), 5.375%, 07/08/19	65
	IT Services — 0.0% (g)
75	Electronic Data Systems Corp., Series B, 6.000%, 08/01/13	82
	Life & Health Insurance — 0.0% (g)
30	Prudential Financial, Inc., 7.375%, 06/15/19	29
	Media — 0.5%
45	CBS Corp., 8.875%, 05/15/19	44
100	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	114
125	Comcast Corp., 6.300%, 11/15/17	132
100	Cox Communications, Inc., 7.750%, 11/01/10	104
250	Historic TW, Inc., 9.125%, 01/15/13	275
250	News America, Inc., 6.750%, 01/09/38	254
60	News Americas, Inc., 7.850%, 03/01/39 (e)	64
	Thomson Reuters Corp., (Canada),
100	4.250%, 08/15/09	100

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
145	5.950%, 07/15/13	149
120	Time Warner Cable, Inc., 8.750%, 02/14/19	140
25	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	28
25	Viacom, Inc., 6.875%, 04/30/36	23
		1,427
	Metals & Mining — 0.1%
60	ArcelorMittal, (Luxembourg), 9.850%, 06/01/19 (m)	65
100	Rio Tinto Finance USA Ltd., (Australia), 8.950%, 05/01/14	111
		176
	Multi-Utilities — 0.1%
210	Dominion Resources, Inc., 6.250%, 06/30/12	226
70	MidAmerican Energy Holdings Co., 6.125%, 04/01/36	69
70	Veolia Environnement, (France), 6.000%, 06/01/18	71
		366
	Oil & Gas — 0.0% (g)
70	XTO Energy, Inc., 6.750%, 08/01/37	73
	Oil, Gas & Consumable Fuels — 0.1%
55	Anadarko Petroleum Corp., 6.450%, 09/15/36 (m)	49
75	Apache Corp., 6.900%, 09/15/18 (m)	86
40	EnCana Corp., (Canada), 6.500%, 05/15/19	43
15	Enterprise Products Operating LLC, 6.300%, 09/15/17	15
100	Plains All American Pipeline LP, 8.750%, 05/01/19	114
50	TEPPCO Partners LP, 6.650%, 04/15/18	51
		358
	Pharmaceuticals — 0.1%
175	Novartis Capital Corp., 4.125%, 02/10/14	180
105	Pfizer, Inc., 6.200%, 03/15/19	115
		295
	Property & Casualty Insurance — 0.0% (g)
20	ACE INA Holdings, Inc., 5.900%, 06/15/19 (m)	20
	Real Estate Investment Trusts (REITs) — 0.1%
60	Camden Property Trust, 5.700%, 05/15/17	54
60	HRPT Properties Trust, 6.650%, 01/15/18	49
180	Simon Property Group LP, 5.300%, 05/30/13	174
		277
	Road & Rail — 0.2%
45	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	47
350	Norfolk Southern Corp., 7.050%, 05/01/37	386
250	Union Pacific Corp., 6.650%, 01/15/11	262
		695
	Software — 0.1%
	Oracle Corp.,
100	5.250%, 01/15/16	104
75	5.750%, 04/15/18	79
40	6.125%, 07/08/39 (w)	40
		223
	Thrifts & Mortgage Finance — 0.1%
300	Countrywide Home Loans, Inc., 4.000%, 03/22/11	296
	Tobacco — 0.1%
65	Altria Group, Inc., 10.200%, 02/06/39 (m)	77
65	BAT International Finance plc, (United Kingdom), 9.500%, 11/15/18 (e) (m)	76
	Philip Morris International, Inc.,
40	5.650%, 05/16/18	42
115	6.875%, 03/17/14	130
		325
	Water Utilities — 0.0% (g)
85	United Utilities plc, (United Kingdom), 5.375%, 02/01/19	79
	Wireless Telecommunication Services — 0.1%
150	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	162
110	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	118
		280
	Total Corporate Bonds (Cost $22,250)	21,783
	Foreign Government Security — 0.0% (g)
60	United Mexican States, (Mexico), 6.375%, 01/16/13 (Cost $60)	65
SHARES
	Investment Companies — 16.0%
647	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	4,349
622	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	10,144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Investment Companies — Continued
2,131		JPMorgan High Yield Bond Fund, Ultra Shares (b)	14,447
354		JPMorgan International Realty Fund, Select Class Shares (b)	2,883
576		JPMorgan Realty Income Fund, Institutional Class Shares (b)	2,965
974		JPMorgan Value Advantage Fund, Institutional Class Shares (b)	11,701
		Total Investment Companies (Cost $39,165)	46,489

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
		Mortgage Pass-Through Securities — 0.8%
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
76		6.000%, 04/01/14	81
36		6.500%, 03/01/13 – 06/01/13	38
26		7.000%, 01/01/12 – 06/01/13	28
6		8.000%, 10/01/10	6
304		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 6.500%, 11/01/22 – 03/01/26	328
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
10		6.500%, 02/01/26	11
11		7.000%, 02/01/26	12
28		7.500%, 05/01/26 – 08/01/27	31
22		8.000%, 04/01/25 – 05/01/25	25
17		8.500%, 07/01/26	19
67		Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 12/01/14 – 03/01/16	71
		Federal National Mortgage Association, 15 Year, Single Family,
88		4.500%, 05/01/19	91
104		5.000%, 10/01/19	109
64		6.000%, 01/01/14	68
91		6.500%, 05/01/11 – 04/01/13	96
43		7.000%, 06/01/13	45
—	(h)	7.500%, 08/01/09	— (h)
		Federal National Mortgage Association, 30 Year, Single Family,
297		6.000%, 05/01/33 – 08/01/33	313
5		6.500%, 02/01/26	5
65		7.000%, 03/01/26 – 05/01/26	71
42		7.500%, 05/01/26 – 11/01/26	46
80		8.000%, 11/01/22 – 06/01/24	87
46		8.500%, 11/01/18	51
33		9.000%, 08/01/24	37
14		Government National Mortgage Association II, 15 Year, Single Family, 5.500%, 04/20/11	14
		Government National Mortgage Association II, 30 Year, Single Family,
18		8.000%, 07/20/28	20
72		8.500%, 09/20/25	77
117		Government National Mortgage Association, 15 Year, Single Family, 6.500%, 09/15/13	125
		Government National Mortgage Association, 30 Year, Single Family,
128		6.500%, 01/15/24 – 03/15/28	138
181		7.000%, 04/15/24 – 05/15/26	198
31		7.500%, 06/15/25 – 05/15/26	33
39		8.000%, 04/15/24 – 09/15/27	43
120		8.500%, 06/15/22 – 12/15/22	130
5		10.000%, 07/15/18	6
1		13.500%, 05/15/11	1
		Total Mortgage Pass-Through Securities (Cost $2,298)	2,454
		U.S. Treasury Obligations — 4.6%
		U.S. Treasury Bonds,
10		3.500%, 02/15/39	9
4,000		5.375%, 02/15/31	4,591
		U.S. Treasury Bonds Coupon STRIPS,
1,705		02/15/15	1,444
3,000		08/15/16	2,337
		U.S. Treasury Notes,
4,355		2.125%, 01/31/10 (k) (m)	4,399
20		2.250%, 05/31/14 (m)	20
70		2.750%, 10/31/13 (m)	71
95		3.125%, 11/30/09 (k)	96
85		3.125%, 05/15/19 (m)	82
95		4.250%, 09/30/12 (k)	102
255		4.250%, 11/15/14 (k)	275
		Total U.S. Treasury Obligations (Cost $13,277)	13,426
		Total Long-Term Investments (Cost $258,487)	277,636

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Electric Utilities — 0.0% (g)
10	China Resources Power Holdings Co. Ltd., (Hong Kong), expiring 07/10/09 (a) (Cost $—)	4

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 2.0%
	Investment Companies — 2.0%
1	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440%, (b) (l)	1
5,971	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410%, (b) (l) (m)	5,971
	Total Short-Term Investments (Cost $5,972)	5,972
	Total Investments — 97.7% (Cost $264,459)	283,612
	Other Assets in Excess of Liabilities — 2.3%	6,613
	NET ASSETS — 100.0%	$290,225

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 6/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	IBEX 35 Index	07/17/09	$1,636	$50
14	Hang Seng Index	07/30/09	1,664	81
9	DAX	09/18/09	1,521	(33)
125	E-mini Russell 2000	09/18/09	6,340	(198)
34	E-mini S&P 500	09/18/09	1,556	(1)
21	FTSE 100 Index	09/18/09	1,457	— (h)
9	30 Year U.S. Treasury Bond	09/21/09	1,065	7
9	2 Year U.S. Treasury Note	09/30/09	1,946	(4)
77	5 Year U.S. Treasury Note	09/30/09	8,833	39
	Short Futures Outstanding
(22)	Amsterdam Index	07/17/09	(1,571)	26
(16)	TOPIX	09/10/09	(1,535)	(7)
(140)	Dow Jones Euro STOXX 50 Index	09/18/09	(4,710)	70
(7)	10 Year U.S. Treasury Note	09/21/09	(814)	8
(7)	5 Year U.S. Treasury Note	09/30/09	(803)	6
				$44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 06/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,405,938 AUD	08/26/09	$1,843	$1,931	$88
632,216 CHF	08/26/09	573	582	9
849,352 EUR	08/26/09	1,188	1,192	4
1,077,400 GBP	08/26/09	1,687	1,772	85
3,596,377 HKD	08/26/09	464	464	— (h)
102,887,869 JPY	08/26/09	1,072	1,069	(3)
1,578,440 NOK	08/26/09	244	245	1
4,730,338 SEK	08/26/09	615	613	(2)
622,355 SGD	08/26/09	427	430	3
		$8,113	$8,298	$185

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 06/30/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
168,199 AUD	08/26/09	$129	$135	$(6)
331,162 CHF	08/26/09	308	305	3
3,266,487 EUR	08/26/09	4,502	4,583	(81)
592,687 GBP	08/26/09	969	975	(6)
4,601,122 HKD	08/26/09	594	594	— (h)
69,450,050 JPY	08/26/09	726	721	5
		$7,228	$7,313	$(85)

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

ADR—	American Depositary Receipt

AUD —	Australian Dollar

CHF —	Swiss Franc

CMO —	Collateralized Mortgage Obligation

CVA —	Dutch Certification

EUR —	Euro

GBP —	British Pound

GDR —	Global Depositary Receipt

HKD —	Hong Kong Dollar

JPY —	Japanese Yen

NOK —	Norwegian Krone

REMICS —	Real Estate Mortgage Investment Conduits

SEK —	Swedish Krona

SGD —	Singapore Dollar

STRIPS —	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB —	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2009.

VAR —	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

(a) —	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of June 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(w)—	When-issued security.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2009.

(y)—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.

The financial statements of the underlying affiliated funds in which the Fund invests should be read in conjunction with the Fund’s financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   25

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$230,998
Investments in affiliates, at value	52,614
Total investment securities, at value	283,612
Cash	395
Foreign currency, at value	81
Receivables:
Investment securities sold	8,205
Fund shares sold	396
Interest and dividends	1,000
Tax reclaims	70
Variation margin on futures contracts	414
Unrealized appreciation on forward foreign currency exchange contracts	198
Due from Advisor	19
Total Assets	294,390

LIABILITIES:
Payables:
Dividends	398
Investment securities purchased	2,965
Fund shares redeemed	295
Unrealized depreciation on forward foreign currency exchange contracts	98
Accrued liabilities:
Administration fees	31
Shareholder servicing fees	33
Distribution fees	33
Custodian and accounting fees	117
Trustees’ and Chief Compliance Officer’s fees	6
Other	189
Total Liabilities	4,165
Net Assets	$290,225

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

Diversified Fund
NET ASSETS:
Paid in capital	$344,675
Accumulated undistributed (distributions in excess of) net investment income	212
Accumulated net realized gains (losses)	(73,965)
Net unrealized appreciation (depreciation)	19,303
Total Net Assets	$290,225

Net Assets:
Class A	$95,028
Class B	18,025
Class C	2,841
Institutional Class	124,261
Select Class	50,070
Total	$290,225

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,873
Class B	1,681
Class C	265
Institutional Class	11,584
Select Class	4,661

Net Asset Value:
Class A — Redemption price per share	$10.71
Class B — Offering price per share (a)	10.72
Class C — Offering price per share (a)	10.70
Institutional Class — Offering and redemption price per share	10.73
Select Class — Offering and redemption price per share	10.74
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.30

Cost of investments in non-affiliates	$219,167
Cost of investments in affiliates	45,292
Cost of foreign currency	81

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   27

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,190
Dividend income from non-affiliates	5,182
Interest income from affiliates	24
Dividend income from affiliates (a)	866
Foreign taxes withheld	(157)
Total investment income	12,105

EXPENSES:
Investment advisory fees	1,906
Administration fees	374
Distribution fees:
Class A	256
Class B	178
Class C	21
Shareholder servicing fees:
Class A	256
Class B	59
Class C	7
Institutional Class	166
Select Class	137
Custodian and accounting fees	279
Interest expense to affiliates	2
Professional fees	123
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	58
Registration and filing fees	40
Transfer agent fees	362
Other	16
Total expenses	4,243
Less amounts waived	(1,173)
Less earnings credits	(6)
Net expenses	3,064
Net investment income (loss)	9,041

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

Diversified Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(66,606)
Investments in affiliates	1,008
Futures	(4,199)
Securities sold short	(727)
Foreign currency transactions	(451)
Options written	(610)
Swaps	(227)
Net realized gain (loss)	(71,812)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(18,762)
Investments in affiliates	7,322
Futures	1,225
Foreign currency translations	157
Options written	87
Securities sold short	7
Swaps	193
Change in net unrealized appreciation (depreciation)	(9,771)
Net realized/unrealized gains (losses)	(81,583)
Change in net assets resulting from operations	$(72,542)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   29

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,041	$12,085
Net realized gain (loss)	(71,812)	18,481
Change in net unrealized appreciation (depreciation)	(9,771)	(59,613)
Change in net assets resulting from operations	(72,542)	(29,047)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,943)	(3,164)
From net realized gains	(2,626)	(13,458)
Class B
From net investment income	(292)	(772)
From net realized gains	(612)	(4,705)
Class C
From net investment income	(43)	(69)
From net realized gains	(74)	(397)
Institutional Class
From net investment income	(3,690)	(6,240)
From net realized gains	(4,380)	(20,446)
Select Class
From net investment income	(1,151)	(2,073)
From net realized gains	(1,318)	(6,707)
Total distributions to shareholders	(16,129)	(58,031)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(110,993)	6,965

NET ASSETS:
Change in net assets	(199,664)	(80,113)
Beginning of period	489,889	570,002
End of period	$290,225	$489,889
Accumulated undistributed (distributions in excess of) net investment income	$212	$(1,554)

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

	Diversified Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,033	$27,100
Dividends and distributions reinvested	4,245	15,705
Cost of shares redeemed	(28,412)	(43,037)
Change in net assets from Class A capital transactions	$(13,134)	$(232)
Class B
Proceeds from shares issued	$584	$1,109
Dividends and distributions reinvested	865	5,265
Cost of shares redeemed	(14,120)	(30,386)
Change in net assets from Class B capital transactions	$(12,671)	$(24,012)
Class C
Proceeds from shares issued	$691	$919
Dividends and distributions reinvested	101	394
Cost of shares redeemed	(923)	(1,955)
Change in net assets from Class C capital transactions	$(131)	$(642)
Institutional Class
Proceeds from shares issued	$6,849	$44,191
Dividends and distributions reinvested	4,890	17,552
Cost of shares redeemed	(83,978)	(12,944)
Change in net assets from Institutional Class capital transactions	$(72,239)	$48,799
Select Class
Proceeds from shares issued	$7,657	$22,013
Dividends and distributions reinvested	1,451	7,335
Cost of shares redeemed	(21,926)	(46,296)
Change in net assets from Select Class capital transactions	$(12,818)	$(16,948)

Total change in net assets from capital transactions	$(110,993)	$6,965

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   31

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	1,018	1,856
Reinvested	416	1,112
Redeemed	(2,706)	(2,997)
Change in Class A Shares	(1,272)	(29)
Class B
Issued	55	75
Reinvested	86	373
Redeemed	(1,300)	(2,070)
Change in Class B Shares	(1,159)	(1,622)
Class C
Issued	66	63
Reinvested	10	28
Redeemed	(86)	(136)
Change in Class C Shares	(10)	(45)
Institutional Class
Issued	687	3,035
Reinvested	477	1,242
Redeemed	(7,462)	(879)
Change in Institutional Class Shares	(6,298)	3,398
Select Class
Issued	706	1,539
Reinvested	141	518
Redeemed	(2,039)	(3,075)
Change in Select Class Shares	(1,192)	(1,018)

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2009	$13.23	$0.26	(e)	$(2.28)	$(2.02)	$(0.21)	$(0.29)	$(0.50)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	(0.77)
January 1, 2006 through June 30, 2006 (g)	14.04	0.14	(e)	0.21	0.35	(0.15)	—	(0.15)
Year Ended December 31, 2005	13.73	0.23	(e)	0.32	0.55	(0.24)	—	(0.24)
Year Ended December 31, 2004	12.79	0.17	(e)	0.96	1.13	(0.19)	—	(0.19)

Class B
Year Ended June 30, 2009	13.24	0.20	(e)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)
January 1, 2006 through June 30, 2006 (g)	14.03	0.11	(e)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(e)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.79	0.08	(e)	0.96	1.04	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2009	13.22	0.20	(e)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)
January 1, 2006 through June 30, 2006 (g)	14.03	0.11	(e)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(e)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.80	0.08	(e)	0.95	1.03	(0.11)	—	(0.11)

Institutional Class
Year Ended June 30, 2009	13.25	0.31	(e)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	(0.84)
January 1, 2006 through June 30, 2006 (g)	14.05	0.18	(e)	0.21	0.39	(0.19)	—	(0.19)
Year Ended December 31, 2005	13.74	0.29	(e)	0.33	0.62	(0.31)	—	(0.31)
Year Ended December 31, 2004	12.80	0.25	(e)	0.96	1.21	(0.27)	—	(0.27)

Select Class
Year Ended June 30, 2009	13.26	0.29	(e)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)
January 1, 2006 through June 30, 2006 (g)	14.06	0.16	(e)	0.21	0.37	(0.17)	—	(0.17)
Year Ended December 31, 2005	13.75	0.25	(e)	0.33	0.58	(0.27)	—	(0.27)
Year Ended December 31, 2004	12.81	0.22	(e)	0.96	1.18	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.71	(15.04)%		$95,028	1.11%	2.36%	1.40%	165%
13.23	(5.68	)(f)	134,183	1.14	2.04	1.33	234
15.68	15.79		159,579	1.14	2.11	1.34	218
14.24	2.51		140,537	1.14	2.01	1.42	127
14.04	4.04		149,015	1.14	1.65	1.30	214
13.73	8.94		42,711	1.25	1.32	1.63	242

10.72	(15.51)		18,025	1.62	1.81	1.89	165
13.24	(6.20	)(f)	37,605	1.65	1.51	1.83	234
15.69	15.30		69,996	1.65	1.57	1.84	218
14.23	2.24		106,044	1.65	1.49	1.92	127
14.03	3.49		128,985	1.65	1.16	1.79	214
13.72	8.16		13,641	1.93	0.63	2.13	242

10.70	(15.46)		2,841	1.61	1.85	1.90	165
13.22	(6.24	)(f)	3,636	1.65	1.53	1.83	234
15.68	15.32		5,015	1.65	1.60	1.84	218
14.23	2.24		4,489	1.65	1.49	1.92	127
14.03	3.50		5,314	1.65	1.15	1.79	214
13.72	8.10		786	1.93	0.65	2.13	242

10.73	(14.60)		124,261	0.62	2.83	1.00	165
13.25	(5.20	)(f)	236,864	0.65	2.55	0.93	234
15.70	16.39		227,438	0.65	2.60	0.94	218
14.25	2.76		208,490	0.65	2.50	1.02	127
14.05	4.54		309,942	0.65	2.09	0.88	214
13.74	9.55		258,665	0.65	1.90	0.94	242

10.74	(14.79)		50,070	0.86	2.60	1.15	165
13.26	(5.43	)(f)	77,601	0.89	2.31	1.08	234
15.71	16.11		107,974	0.89	2.36	1.09	218
14.26	2.63		98,539	0.89	2.25	1.17	127
14.06	4.28		126,285	0.89	1.86	1.04	214
13.75	9.28		136,990	0.91	1.65	1.11	242

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

36   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1 — Quoted prices	$168,144	$485	$(341)
Level 2 — Other significant observable inputs	115,468	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$283,612	$485	$(341)

*	Other financial instruments may include futures, forwards and swap contracts.

The following table represents each valuation input by industry as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$1,654	$289	$—	$1,943
Air Freight & Logistics	331	469	—	800
Airlines	298	—	—	298
Auto Components	552	537	—	1,089
Automobiles	—	979	—	979
Beverages	1,349	444	—	1,793
Biotechnology	3,189	288	—	3,477
Building Products	74	705	—	779
Capital Markets	5,678	1,270	—	6,948
Chemicals	2,905	1,125	—	4,030
Commercial Banks	3,424	5,259	—	8,683
Commercial Services & Supplies	492	—	—	492
Communications Equipment	5,098	658	—	5,756
Computers & Peripherals	7,535	—	—	7,535
Construction & Engineering	396	—	—	396
Construction Materials	6	324	—	330
Consumer Finance	758	—	—	758
Containers & Packaging	362	—	—	362
Distributors	—	294	—	294
Diversified Consumer Services	335	—	—	335
Diversified Financial Services	1,743	—	—	1,743
Diversified Telecommunication Services	3,037	1,610	—	4,647
Electric Utilities	2,007	442	—	2,449
Electrical Equipment	737	1,196	—	1,933
Electronic Equipment, Instruments & Components	496	1,318	—	1,814
Energy Equipment & Services	2,392	218	—	2,610
Food & Staples Retailing	3,313	769	—	4,082
Food Products	1,943	1,365	—	3,308
Gas Utilities	189	353	—	542
Health Care Equipment & Supplies	1,451	—	—	1,451
Health Care Providers & Services	3,118	—	—	3,118
Health Care Technology	108	—	—	108
Hotels, Restaurants & Leisure	1,558	792	—	2,350
Household Durables	347	—	—	347
Household Products	2,300	341	—	2,641
Independent Power Producers & Energy Traders	141	663	—	804
Industrial Conglomerates	644	190	—	834
Insurance	2,783	1,660	—	4,443

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities — Continued
Common Stocks — Continued
Internet & Catalog Retail	$671	$—	$—	$671
Internet Software & Services	1,983	—	—	1,983
IT Services	2,477	480	—	2,957
Leisure Equipment & Products	145	—	—	145
Life Sciences Tools & Services	178	—	—	178
Machinery	3,035	767	—	3,802
Marine	35	—	—	35
Media	2,902	165	—	3,067
Metals & Mining	1,965	1,351	—	3,316
Multiline Retail	580	409	—	989
Multi-Utilities	1,367	564	—	1,931
Office Electronics	116	—	—	116
Oil, Gas & Consumable Fuels	10,272	2,687	—	12,959
Paper & Forest Products	7	—	—	7
Personal Products	180	229	—	409
Pharmaceuticals	8,297	2,687	—	10,984
Professional Services	208	—	—	208
Real Estate Investment Trusts (REITs)	1,387	—	—	1,387
Real Estate Management & Development	12	511	—	523
Road & Rail	2,404	—	—	2,404
Semiconductors & Semiconductor Equipment	3,162	—	—	3,162
Software	4,845	664	—	5,509
Specialty Retail	2,528	222	—	2,750
Textiles, Apparel & Luxury Goods	1,122	—	—	1,122
Thrifts & Mortgage Finance	151	—	—	151
Tobacco	1,852	1,263	—	3,115
Trading Companies & Distributors	266	1,297	—	1,563
Wireless Telecommunication Services	793	579	—	1,372
Total Common Stocks	115,683	37,433	—	153,116
Debt Securities
Asset-Backed Securities	—	745	—	745
Collateralized Mortgage Obligations
Agency CMO	—	37,833	—	37,833
Non-Agency CMO	—	1,200	—	1,200
Commercial Mortgage-Backed Securities	—	525	—	525
Corporate Bonds
Advertising	—	132	—	132
Aerospace & Defense	—	92	—	92
Airlines	—	129	—	129
Automobiles	—	201	—	201
Beverages	—	156	—	156
Capital Markets	—	2,485	—	2,485
Chemicals	—	253	—	253
Commercial Banks	—	2,979	—	2,979
Commercial Services & Supplies	—	167	—	167
Communications Equipment	—	61	—	61
Computers & Peripherals	—	106	—	106
Consumer Finance	—	1,023	—	1,023
Diversified Financial Services	—	2,981	—	2,981
Diversified Telecommunication Services	—	2,228	—	2,228
Electric Utilities	—	1,479	—	1,479
Energy Equipment & Services	—	89	—	89

38   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities — Continued
Corporate Bonds — Continued
Food & Staples Retailing	$—	$524	$—	$524
Food Products	—	273	—	273
Gas Utilities	—	43	—	43
Health Care Providers & Services	—	85	—	85
Insurance	—	1,231	—	1,231
Integrated Telecommunication Services	—	65	—	65
IT Services	—	82	—	82
Life & Health Insurance	—	29	—	29
Media	—	1,427	—	1,427
Metals & Mining	—	176	—	176
Multi-Utilities	—	366	—	366
Oil & Gas	—	73	—	73
Oil, Gas & Consumable Fuels	—	358	—	358
Pharmaceuticals	—	295	—	295
Property & Casualty Insurance	—	20	—	20
Real Estate Investment Trusts (REITs)	—	277	—	277
Road & Rail	—	695	—	695
Software	—	223	—	223
Thrifts & Mortgage Finance	—	296	—	296
Tobacco	—	325	—	325
Water Utilities	—	79	—	79
Wireless Telecommunication Services	—	280	—	280
Total Corporate Bonds	—	21,783	—	21,783
Foreign Government Security	—	65	—	65
Mortgage Pass-Through Securities	—	2,454	—	2,454
U.S. Treasury Obligations	—	13,426	—	13,426
Investment Companies	46,489	—	—	46,489
Rights
Electric Utilities	—	4	—	4
Short-Term Investments
Investment Companies	5,972	—	—	5,972
Total Investments in Securities	$168,144	$115,468	$—	$283,612
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$198	$—	$—	$198
Futures Contracts	287	—	—	287
Total Appreciation in Other Financial Instruments	$485	$—	$—	$485
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$(98)	$—	$—	$(98)
Futures Contracts	(243)	—	—	(243)
Total Depreciation in Other Financial Instruments	$(341)	$—	$—	$(341)

B.  Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of June 30, 2009, were approximately $71,000 and less than 0.1%, respectively.

C.  Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. The unrealized appreciation/depreciation from unfunded

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

commitments is reported in the financial statements. Market risk exists on these commitments to buy to the same extent as if the loans were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

As of June 30, 2009, the Fund had no outstanding unfunded commitments.

D.  Derivatives — The Fund may use instruments including futures, options, swaps and other derivatives, in connection with its respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest; to hedge portfolio investments or to generate income or gain to the Fund. The Fund may also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility. The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Notional amounts are an indicator of the volume of Fund derivatives activities. These amounts are disclosed in the accompanying Schedule of Portfolio Investments.

Notes 2.D.1. — 2.D.5. below describe the various derivatives types used by the Fund.

1.  Futures Contracts — The Fund uses treasury, index or other financial futures to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock market. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

2.  Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (strike price) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. The Fund is subject to the risk that changes in the value of the option may not correlate perfectly with the underlying asset.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation in the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation in the Statement of Operations. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer

40   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the Fund reduces the cost basis of the security, purchased by the Fund.

Uncovered call options written subject the Fund to unlimited risk of loss. Covered call options written limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of June 30, 2009, the Fund had no written options contracts outstanding. Transactions in written options during the year ended June 30, 2009 were as follows (amounts in thousands, except number of contracts):

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2008	551	$229
Options written	22	14
Options terminated in closing purchase transactions	(573)	(243)
Options outstanding at June 30, 2009	—	$—

3.  Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency contracts to hedge or manage these exposures. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Gains or losses are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

4. Swaps — The Fund may engage in various swap transactions, including interest rate, credit default, index, price lock, spread lock and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within the investment portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund, are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Credit Default Swaps

The Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Price Lock Swaps

The Fund enters into price lock swaps to hedge interest rate exposures within the investment portfolio. Price lock swaps are also used by the Fund to increase long or short exposure to underlying instruments. These agreements involve the exchange of cash flows by the Fund with another party

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of an underlying debt obligation and the notional amount.

5. Summary of Derivative Information

The following table presents the value of derivatives held as of June 30, 2009, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Value of Derivative Instruments as of June 30, 2009
(Amounts in thousands)

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$60	$—
Foreign exchange contracts	Receivables	—	198
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	227	—
Total		$287	$198

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(4)	$—
Foreign exchange contracts	Payables	—	(98)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(239)	—
Total		$(243)	$(98)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2009, by primary underlying risk exposure.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2009
(Amounts in thousands)

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(21)	$25	$—	$105	$109
Foreign exchange contracts	—	—	(260)	—	(260)
Credit contracts	—	—	—	(332)	(332)
Equity contracts	—	(4,224)	—	—	(4,224)
Total	$(21)	$(4,199)	$(260)	$(227)	$(4,707)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(18)	$899	$—	$30	$911
Foreign exchange contracts	—	—	171	—	171
Credit contracts	—	—	—	163	163
Equity contracts	—	326	—	—	326
Total	$(18)	$1,225	$171	$193	$1,571

42   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

The Fund’s derivatives contracts held at June 30, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Transactions with Affiliates — An issuer which is under common control with the Fund may be considered to be an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers (amounts in thousands):

	For the year ended June 30, 2009
Affiliate	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Interest/ Dividend Income*	Shares at June 30, 2009	Value at June 30, 2009
Bear Stearns Cos. LLC (The), 5.700%, 11/15/14**	$145	$—	$—	$—	$—	150	$153
JPMorgan Emerging Markets Debt Fund, Select Class Shares	—	4,614	871	98	74	647	4,349
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	8,932	2,026	363	—	622	10,144
JPMorgan High Yield Bond Fund, Ultra Shares	—	14,262	1,741	56	455	2,131	14,447
JPMorgan International Realty Fund, Select Class Shares	—	3,080	881	135	—	354	2,883
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	2,696	17,695	20,390	—	23	1	1
JPMorgan Prime Money Market Fund, Institutional Class Shares	15,384	231,002	240,415	—	203	5,971	5,971
JPMorgan Realty Income Fund, Institutional Class Shares	—	3,126	300	14	86	576	2,965
JPMorgan Value Advantage Fund, Institutional Class Shares	—	12,310	2,500	342	—	974	11,701
	$18,225			$1,008	$841		$52,614

*	Does not include the reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in note 3.A.

**	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Short Sales — The Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

H. Dollar Rolls — The Fund may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Fund purchases or sells mortgage-backed securities for delivery in the current month and simultaneously contracts to sell or purchase similar, but not identical, securities at

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

an agreed-upon price on a delayed delivery basis at a fixed date in the future. For delayed delivery purchases outstanding, the Fund designates liquid securities having a value not less than the purchase price (including accrued interest). The Fund assumes the rights and risks of ownership for securities purchased on a delayed delivery basis, including the risk of price and yield fluctuations. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell TBA securities before they are delivered, which may result in a realized capital gain or loss.

As of June 30, 2009, the Fund had no TBA dollar rolls outstanding.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Fund’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

M. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(156)	$156

The reclassifications for the Fund relate primarily to distributions from investments in real estate investment trusts, foreign currency gains and losses, foreign futures contracts, investments in partnerships and passive foreign investment company (PFIC) gains or losses.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned

44   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2009, was approximately $25,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2009, the annualized effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2009, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$5	$36

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The contractual expense limitation agreements were in effect for the year ended June 30, 2009. The expense limitation percentages in the table above are in place until at least October 31, 2009.

For the year ended June 30, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$764	$174	$182	$1,120

Voluntary Waivers
Investment Advisory	Administration	Total
$53	$—	$53

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$572,214	$705,890	$17,501	$51,567

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$274,751	$25,701	$16,840	$8,861

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

46   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$7,657	$8,472	$16,129

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$24,412	$33,619	$58,031

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$778	$(20,580)	$9,056

The cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable, post-October loss deferrals and mark to market of forward foreign currency contracts.

As of June 30, 2009, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2017	Total
$20,580	$20,580

Net capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2009, the Fund deferred to July 1, 2009 post-October capital losses of approximately $43,204,000 and post-October currency losses of approximately $49,000.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2009. Average borrowings from the Facility for the year ended June 30, 2009, were as follows (amounts in thousands):

Average Borrowings	Number of Days Outstanding	Interest Paid
$18,740	1	$—	(a)

(a)	Amount rounds to less than $1,000.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   47

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Fund’s investment advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

Because of the Fund’s investments in other Funds (the “Underlying Funds”), the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to affiliated Underlying Funds’ investments in certain securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the affiliated Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within the individual financial statements of these mutual funds, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements) with counterparties. The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisory Corporation (“BOIA”) (now known as JPMIA) entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and

48   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through September 27, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of
JPMorgan Diversified Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

50   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	134	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	134	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	134	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	134	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	134	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	134	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	134	Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   51

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	134	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	134	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	134	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	134	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	134	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	134
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (134 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

52   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   53

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During Period January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,068.70	$5.44	1.06%
Hypothetical	1,000.00	1,019.54	5.31	1.06
Class B
Actual	1,000.00	1,065.60	8.04	1.57
Hypothetical	1,000.00	1,017.01	7.85	1.57
Class C
Actual	1,000.00	1,066.10	8.04	1.57
Hypothetical	1,000.00	1,017.01	7.85	1.57
Institutional Class
Actual	1,000.00	1,072.30	2.93	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Select Class
Actual	1,000.00	1,070.90	4.16	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

54   J.P. MORGAN U.S. EQUITY FUNDS        JUNE 30, 2009

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

83.83% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2009.

Long-Term Capital Gain Designation — 15%

The Fund hereby designates approximately $8,472,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2009.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $7,657,000 of ordinary income distributions was treated as qualified dividends.

Treasury Income

The percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended June 30, 2009 was 10.29%.

JUNE 30, 2009        J.P. MORGAN U.S. EQUITY FUNDS   55

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	AN-DIV-609

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2009

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Intrepid America Fund	2
JPMorgan Intrepid Growth Fund	5
JPMorgan Intrepid Mid Cap Fund	8
JPMorgan Intrepid Multi Cap Fund	11
JPMorgan Intrepid Plus Fund	14
JPMorgan Intrepid Value Fund	17
Schedules of Portfolio Investments	20
Financial Statements	44
Financial Highlights	62
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	85
Trustees	86
Officers	88
Schedule of Shareholder Expenses	89
Special Shareholder Meeting Results	92
Tax Letter	93

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113-year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

U.S. benchmarks remain in negative territory

For stocks, even the strongest second quarter in years couldn’t offset losses of the last year. The Dow Jones Industrial Average closed the 12-month period ended June 30th, 2009, at –22.99%. The other U.S. benchmarks, the S&P 500 Index and the NASDAQ Composite Index, also ended the period in negative territory, returning –26.21% and –19.13%, respectively.

From a style perspective, small caps experienced somewhat smaller losses over the past 12 months (–25.01%, as measured by the Russell 2000 Index) than their large- and mid-cap counterparts (–26.69% and –30.36%, as measured by the Russell 1000 and Russell Midcap Indexes, respectively). In the large-cap space, growth stocks fared better than value stocks, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned –24.50% for the 12-month period, compared to –29.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned –30.33% and –30.52%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned –24.85%, while the Russell 2000 Value Index closed at –25.24%.

Treasuries spiked, pushing yields slightly lower

Investors’ willingness to take on riskier assets, such as corporate bonds, contributed to a drop in Treasury prices and higher yields during the second quarter, but overall, yields were down for the 12-month period. Thirty-year Treasuries declined from 4.53% to 4.32%, the benchmark 10-year Treasury dropped from 3.99% to 3.53% and the two-year note fell from 2.63% to 1.13%.

Some investing principles are still “timeless”

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   1

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$1,598,356
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth,* returned –29.24%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –26.69% return for the Russell 1000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will most certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements of corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. Nevertheless, equity markets remained volatile, hitting fresh lows in early March 2009.

In late March through April, amid signs that the rate of global economic decline was beginning to moderate, the markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

Within this market environment, the Fund underperformed its benchmark for the period. The Fund’s proprietary momentum factors weighed on relative performance, overshadowing the positive contribution of its value factors.

Sector-wise, the Fund’s performance was hurt by industrials and consumer staples. Results in the industrials sector were impacted by the Fund’s position in Cummins Engine. Shares of the construction and machinery company trended lower amid fears that government bailout efforts may fail to halt a global economic slowdown. Within the consumer staples sector, the Fund’s relative performance was hurt by its position in Herbalife Ltd., a nutritional supplements manufacturer, whose stock price declined after it released bleaker-than-expected earnings guidance for 2009.

On the positive side, the Fund was aided by the financial and energy sectors. Performance in the financial sector was helped by the Fund’s positions within the insurance industry. At the individual stock level, shares of Travelers Cos., Inc., rallied after they were upgraded, as the company stands to benefit from market share gained at the expense of American International Group Inc. Results in the energy sector were aided by an active bet in Exxon Mobil Corp., whose shares advanced following late fourth-quarter rallies of both crude oil prices and the broad equities market.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund attempted to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

2   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	2.9%
2.	Hewlett-Packard Co.	2.4
3.	Bank of America Corp.	2.1
4.	Verizon Communications, Inc.	2.1
5.	Goldman Sachs Group, Inc. (The)	1.9
6.	Abbott Laboratories	1.7
7.	Chevron Corp.	1.7
8.	Wells Fargo & Co.	1.7
9.	Microsoft Corp.	1.7
10.	Merck & Co., Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.1%
Financials	13.4
Health Care	12.6
Energy	11.9
Consumer Staples	10.3
Industrials	9.9
Consumer Discretionary	8.7
Materials	5.2
Utilities	3.9
Telecommunication Services	3.7
Short-Term Investment	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   3

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(29.40)%	(1.84)%	4.26%
With Sales Charge*		(33.12)	(2.89)	3.38
CLASS C SHARES	2/19/05
Without CDSC		(29.78)	(2.28)	3.89
With CDSC**		(30.78)	(2.28)	3.89
CLASS R2 SHARES	11/3/08	(29.52)	(1.87)	4.24
CLASS R5 SHARES	5/15/06	(29.11)	(1.52)	4.54
SELECT CLASS SHARES	2/28/03	(29.24)	(1.64)	4.43

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$641,877
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth,* returned –27.72%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –24.50% return for the Russell 1000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will most certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. Equity markets remained volatile, hitting fresh lows in early March 2009.

In late March through April, amid signs that the rate of global economic decline was beginning to moderate, the markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

Within this market environment, the Fund underperformed its benchmark for the period. The Fund’s proprietary momentum factors weighed on relative performance, overshadowing the positive contribution of its value factors.

Sector-wise, the Fund’s performance was hurt by industrials and consumer staples. Results in the industrials sector were impacted by the Fund’s position in Cummins Engine. Shares of the construction and machinery company trended lower amid fears that government bailout efforts may fail to halt a global economic slowdown. Within the consumer staples sector, the Fund’s relative performance was hurt by its position in Herbalife Ltd., a nutritional supplements manufacturer, whose stock price declined after it released bleaker-than-expected earnings guidance for 2009.

On the positive side, the Fund was aided by the energy and financial sectors. Results in the energy sector were helped by an active bet in Exxon Mobil Corp., whose shares advanced following late fourth-quarter rallies of both crude oil prices and the broad equities market. Performance in the financial sector benefited from the Fund’s position in Morgan Stanley. The company’s shares rallied after the White House formally unveiled its Toxic-Asset Plan aimed at cleaning banks’ balance sheets by making it easier for them to raise private capital.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	5.3%
2.	Cisco Systems, Inc.	3.4
3.	Hewlett-Packard Co.	3.0
4.	Wal-Mart Stores, Inc.	2.4
5.	Apple, Inc.	2.4
6.	Abbott Laboratories	2.2
7.	International Business Machines Corp.	1.9
8.	Western Union Co. (The)	1.7
9.	Altria Group, Inc.	1.7
10.	Lorillard, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	31.2%
Health Care	15.4
Consumer Staples	14.9
Utilities	10.4
Consumer Discretionary	9.1
Materials	5.5
Energy	5.1
Financials	3.7
Industrials	1.2
Telecommunication Services	1.0
Short-Term Investment	2.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(27.88)%	(1.86)%	3.98%
With Sales Charge*		(31.67)	(2.91)	3.10
CLASS C SHARES	2/19/05
Without CDSC		(28.26)	(2.31)	3.60
With CDSC**		(29.26)	(2.31)	3.60
CLASS R2 SHARES	11/3/08	(28.05)	(1.90)	3.94
CLASS R5 SHARES	5/15/06	(27.55)	(1.54)	4.24
SELECT CLASS SHARES	2/28/03	(27.72)	(1.66)	4.14

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$359,078
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Mid Cap Fund, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned –30.82%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –30.36% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve were instituted to restore confidence in the financial system. However, equity markets remained volatile, hitting fresh lows in early March 2009.

From late March through April, amid signs that the rate of global economic decline was beginning to moderate, markets started to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

Within this market environment, the Fund underperformed its benchmark for the period as stock selection in the industrials and materials sectors detracted from results. At the stock level, real estate investment trust Prologis Inc. performed poorly, with the company halting new development of real estate and focusing on liquidity needs as the economics for industrial properties evolved throughout the year. United States Steel Corp. also detracted from returns, due to a downturn in the steel market, which resulted in lower volume and weaker prices compared to the highs of 2008.

On the upside, the financial and consumer discretionary sectors contributed to results. Mortgage real estate investment trust Annaly Capital Management Inc. was among the Fund’s top performers. Because the company’s mortgage portfolio consists of securities issued by Fannie Mae and Freddie Mac, Annaly benefited when the federal government announced plans to take these mortgage finance giants into conservatorship. AutoZone Inc., a retailer of automotive parts and accessories, was also a top contributor, as more consumers chose to repair their current cars rather than purchase a new vehicle in the weak economic environment.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. For instance, on average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth.

8   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ENSCO International, Inc.	1.2%
2.	Life Technologies Corp.	1.2
3.	URS Corp.	1.2
4.	American Financial Group, Inc.	1.1
5.	L-3 Communications Holdings, Inc.	1.1
6.	Lorillard, Inc.	1.1
7.	Quest Diagnostics, Inc.	1.0
8.	DPL, Inc.	1.0
9.	Pepsi Bottling Group, Inc.	1.0
10.	Ross Stores, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.1%
Consumer Discretionary	16.3
Information Technology	13.0
Industrials	11.8
Utilities	9.6
Health Care	9.4
Energy	6.8
Consumer Staples	6.4
Materials	5.5
Telecommunication Services	1.9
U.S. Treasury Obligation	0.6
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		(30.94)%	(0.70)%	2.27%
With Sales Charge*		(34.58)	(1.77)	1.72
CLASS B SHARES	9/23/96
Without CDSC		(31.43)	(1.33)	1.70
With CDSC**		(36.43)	(1.75)	1.70
CLASS C SHARES	3/22/99
Without CDSC		(31.40)	(1.31)	1.57
With CDSC***		(32.40)	(1.31)	1.57
SELECT CLASS SHARES	6/1/91	(30.82)	(0.46)	2.51

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$10,068
Primary Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Multi Cap Fund, which seeks to provide long-term capital appreciation,* returned –32.01%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –26.56% return for the Russell 3000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. Equity markets remained volatile, hitting fresh lows in early March 2009.

In late March through April, amid signs that the rate of global economic decline was beginning to moderate, the markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

Within this market environment, the Fund underperformed its benchmark for the period. The Fund’s proprietary momentum factors weighed on relative performance, overshadowing the positive contribution of its value factors.

Sector-wise, the Fund’s performance was hurt by industrials and materials. Results in the industrials sector were impacted by the Fund’s position in Cummins Engine. The stock price of the construction and machinery company trended lower amid fears that government bailout efforts may fail to halt a global economic slowdown. Performance in the materials sector was hindered by Freeport-McMoRan Copper and Gold, Inc., a metals and mining company, whose shares trended lower due to declining metal prices and weak demand.

On the positive side, the Fund was aided by the financial and consumer discretionary sectors. Performance in the financial sector was helped by the Fund’s positions within the insurance industry. Shares of Ace Ltd. rallied after they were upgraded, as the company stands to benefit from market share gained at the at the expense of American International Group Inc. Results in the consumer discretionary sector were boosted by an active bet in AutoZone Inc., an automotive parts and accessories retailer, which gained as more consumers chose to repair their cars rather than purchase new vehicles, given the weak economic environment.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital appreciation.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   11

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Bank of America Corp.	2.4%
2.	Exxon Mobil Corp.	2.2
3.	Goldman Sachs Group, Inc. (The)	2.0
4.	Chevron Corp.	1.9
5.	Microsoft Corp.	1.9
6.	Hewlett-Packard Co.	1.6
7.	Altria Group, Inc.	1.6
8.	Wells Fargo & Co.	1.6
9.	Freeport-McMoRan Copper & Gold, Inc.	1.5
10.	Time Warner, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.0%
Financials	14.7
Health Care	13.2
Energy	11.4
Industrials	10.3
Consumer Staples	9.7
Consumer Discretionary	8.3
Materials	5.6
Telecommunication Services	3.4
Utilities	3.0
Short-Term Investment	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(32.17)%	(3.69)%	3.22%
With Sales Charge*		(35.72)	(4.72)	2.35
CLASS C SHARES	2/19/05
Without CDSC		(32.47)	(4.11)	2.87
With CDSC**		(33.47)	(4.11)	2.87
SELECT CLASS SHARES	2/28/03	(32.01)	(3.49)	3.39

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   13

JPMorgan Intrepid Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 31, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$91,595
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Plus Fund, which seeks to provide long-term capital appreciation,* returned –29.11%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –26.69% return for the Russell 1000 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. However, equity markets remained volatile, hitting fresh lows in early March 2009.

From late March through April, amid signs that the rate of global economic decline was beginning to moderate, markets started to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

The Fund underperformed its benchmark for the period as stock selection in the consumer staples and industrials sectors detracted from results. A position in Wells Fargo & Co. was among the Fund’s top detractors, as the bank’s stock fell during the housing crisis due to exposure to the residential real estate market. This exposure was increased when Wells Fargo completed the acquisition of adjustable-rate mortgage leader Wachovia during the year. Real estate investment trust Prologis Inc. also performed poorly, halting new development of real estate and focusing on liquidity needs as the economics of industrial properties evolved throughout the year.

Stock selection in the financial and consumer discretionary sectors contributed to returns. A short position in insurance company American International Group Inc. was among the Fund’s top contributors. The company suffered a liquidity crisis following a debt downgrade that required it to post additional collateral with its trading partners. The firm issued a 79.9% equity stake to the Fed in exchange for an $85 billion liquidity facility. Weatherford International Ltd., a manufacturer of oil and gas exploration equipment, was also a top contributor. Shares of the company benefited from the ability of management to reduce expenses despite a weak environment. .

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital growth. Additionally, the Fund took long positions in equity securities we believed offered attractive return potential and sold short securities we believed would underperform. As a result of changes in the Fund’s portfolio management team on November 18, 2008, and December 19, 2008, the Fund turned over a substantial portion of its portfolio, which impacted the Fund’s holdings.

14   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.0%
2.	Pfizer, Inc.	2.9
3.	Bank of America Corp.	2.6
4.	International Business Machines Corp.	2.5
5.	Microsoft Corp.	2.3
6.	Coca Cola Co. (The)	2.2
7.	Occidental Petroleum Corp.	2.0
8.	Hewlett-Packard Co.	2.0
9.	Wells Fargo & Co.	2.0
10.	XTO Energy, Inc.	1.9

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.9%
Health Care	13.4
Financials	12.7
Energy	12.1
Consumer Staples	11.3
Consumer Discretionary	11.0
Industrials	9.5
Utilities	3.9
Materials	3.3
Telecommunication Services	2.6
Short-Term Investment	0.3

TOP TEN SHORT POSITIONS OF THE PORTFOLIOˆ

1.	American Eagle Outfitters, Inc.	4.9%
2.	Toll Brothers, Inc.	4.9
3.	Fluor Corp.	4.9
4.	Mylan, Inc.	4.8
5.	ENSCO International, Inc.	4.4
6.	Goodyear Tire & Rubber Co. (The)	3.7
7.	Owens & Minor, Inc.	2.8
8.	H.J. Heinz Co.	2.7
9.	Cognizant Technology Solutions Corp., Class A	2.6
10.	Discovery Communications, Inc., Class A	2.5

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTORˆ

Information Technology	23.4%
Consumer Discretionary	21.9
Industrials	12.1
Consumer Staples	11.1
Energy	10.3
Health Care	10.1
Financials	8.6
Materials	2.5

ˆ	Percentages indicated are based upon total short positions as of June 30, 2009. The Fund’s composition is subject to change.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   15

JPMorgan Intrepid Plus Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		(29.29)%	(9.21)%
With Sales Charge*		(33.02)	(10.63)
CLASS C SHARES	1/31/06
Without CDSC		(29.64)	(9.65)
With CDSC**		(30.64)	(9.65)
SELECT CLASS SHARES	1/31/06	(29.11)	(8.98)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Plus Fund, the Russell 1000 Index and the Lipper Long/Short Equity Funds Average from January 31, 2006 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Long/Short Equity Funds Average represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$223,292
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Value Fund, which seeks to provide long-term capital appreciation,* returned –28.07%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –29.03% return for the Russell 1000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were instituted to restore confidence in the financial system. Equity markets remained volatile, hitting fresh lows in early March 2009.

In late March through April, amid signs that the rate of global economic decline was beginning to moderate, the markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, showing that the additional equity capital required for the largest 19 financial institutions was less than anticipated. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

Despite being affected by this market environment on an absolute basis, the Fund outperformed its benchmark for the period. The Fund’s proprietary value factors contributed to relative performance, overshadowing the negative contribution of its momentum factors.

Sector-wise, the Fund’s performance was aided by financials and energy. Performance in the financial sector was helped by the Fund’s positions within the insurance industry. Shares of Chubb Corp rallied after they were upgraded, as the insurance company stands to benefit from market share gained at the expense of American International Group Inc. Results in the energy sector were aided by an active bet in Exxon Mobil Corp., whose shares were boosted by the late fourth-quarter rallies of crude oil prices and the broad equities market.

On the negative side, performance was hurt by the industrials and healthcare sectors. Results in the industrials sector were impacted by our position in Caterpillar Inc., a construction equipment manufacturer, whose shares trended lower amid fears that the U.S. government bailout efforts may fail to halt a global economic slowdown. Performance in the healthcare sector was hurt by Aetna Inc. The managed care company saw its stock price stumble after management lowered 2009 earnings guidance due to rising commercial medical costs.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, inexpensive stocks with strong momentum and improving earnings outperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality, and to maximize long-term capital appreciation.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   17

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.4%
2.	Chevron Corp.	3.7
3.	Bank of America Corp.	3.5
4.	Verizon Communications, Inc	3.4
5.	Pfizer, Inc.	3.2
6.	Wells Fargo & Co.	3.1
7.	Goldman Sachs Groups, Inc. (The)	2.6
8.	General Electric Co.	2.5
9.	Time Warner, Inc.	2.2
10.	Walt Disney Co. (The)	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.8%
Energy	19.6
Industrials	9.8
Health Care	9.7
Consumer Discretionary	7.9
Consumer Staples	6.5
Utilities	6.4
Telecommunication Services	6.0
Materials	5.2
Information Technology	4.2
Short-Term Investment	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(28.23)%	(0.83)%	5.36%
With Sales Charge*		(32.00)	(1.90)	4.46
CLASS C SHARES	2/19/05
Without CDSC		(28.57)	(1.27)	4.99
With CDSC**		(29.57)	(1.27)	4.99
CLASS R2 SHARES	11/3/08	(28.36)	(0.87)	5.33
CLASS R5 SHARES	5/15/06	(27.87)	(0.49)	5.64
SELECT CLASS SHARES	2/28/03	(28.07)	(0.63)	5.53

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   19

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Common Stocks — 97.9%
	Aerospace & Defense — 1.0%
149	Goodrich Corp. (c)	7,426
92	L-3 Communications Holdings, Inc.	6,400
54	Raytheon Co.	2,408
		16,234
	Airlines — 0.5%
181	Copa Holdings S.A., (Panama), Class A	7,397
	Auto Components — 0.4%
326	Johnson Controls, Inc. (c)	7,088
	Beverages — 0.3%
417	Constellation Brands, Inc., Class A (a)	5,289
	Biotechnology — 1.4%
387	Amgen, Inc. (a)	20,488
54	Biogen Idec, Inc. (a)	2,433
		22,921
	Capital Markets — 4.6%
260	Ameriprise Financial, Inc. (c)	6,310
164	Bank of New York Mellon Corp. (The)	4,810
203	Goldman Sachs Group, Inc. (The)	29,932
183	Knight Capital Group, Inc., Class A (a) (c)	3,118
456	Morgan Stanley	12,996
265	State Street Corp.	12,525
220	TD AMERITRADE Holding Corp. (a)	3,867
		73,558
	Chemicals — 2.9%
104	Airgas, Inc.	4,221
323	Ashland, Inc. (c)	9,046
1,353	Dow Chemical Co. (The)	21,834
78	Mosaic Co. (The)	3,449
67	Terra Industries, Inc.	1,611
255	Valspar Corp.	5,754
		45,915
	Commercial Banks — 2.2%
221	PNC Financial Services Group, Inc. (c)	8,566
1,101	Wells Fargo & Co. (c)	26,704
		35,270
	Commercial Services & Supplies — 0.2%
177	Pitney Bowes, Inc. (c)	3,890
	Communications Equipment — 1.3%
821	Cisco Systems, Inc. (a)	15,303
129	QUALCOMM, Inc.	5,838
		21,141
	Computers & Peripherals — 7.9%
151	Apple, Inc. (a)	21,450
1,280	Dell, Inc. (a)	17,578
1,533	EMC Corp. (a)	20,080
1,013	Hewlett-Packard Co.	39,139
121	International Business Machines Corp.	12,640
234	NetApp, Inc. (a) (c)	4,611
329	SanDisk Corp. (a) (c)	4,835
252	Western Digital Corp. (a) (c)	6,683
		127,016
	Construction & Engineering — 0.4%
115	URS Corp. (a)	5,680
	Consumer Finance — 0.9%
268	Capital One Financial Corp. (c)	5,857
779	SLM Corp. (a) (c)	8,005
		13,862
	Containers & Packaging — 0.4%
495	Temple-Inland, Inc. (c)	6,500
	Diversified Consumer Services — 0.5%
117	Apollo Group, Inc., Class A (a) (c)	8,296
	Diversified Financial Services — 2.3%
2,604	Bank of America Corp.	34,373
953	Citigroup, Inc. (c)	2,831
		37,204
	Diversified Telecommunication Services — 3.0%
152	AT&T, Inc.	3,783
127	Embarq Corp.	5,346
1,092	Verizon Communications, Inc.	33,567
547	Windstream Corp.	4,571
		47,267
	Electric Utilities — 1.5%
565	American Electric Power Co., Inc.	16,327
235	Pinnacle West Capital Corp. (c)	7,091
		23,418
	Electronic Equipment, Instruments & Components — 0.2%
173	Ingram Micro, Inc., Class A (a)	3,027
	Energy Equipment & Services — 3.4%
128	Cameron International Corp. (a)	3,634
88	Diamond Offshore Drilling, Inc. (c)	7,283
57	ENSCO International, Inc.	1,986
464	National Oilwell Varco, Inc. (a)	15,164
232	Noble Corp.	7,024

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 3.4%
272	Oil States International, Inc. (a)	6,585
169	Transocean Ltd., (Switzerland) (a)	12,525
		54,201
	Food & Staples Retailing — 2.3%
112	BJ’s Wholesale Club, Inc. (a) (c)	3,594
229	Kroger Co. (The)	5,038
168	SYSCO Corp. (c)	3,772
508	Wal-Mart Stores, Inc.	24,593
		36,997
	Food Products — 2.9%
681	Archer-Daniels-Midland Co. (c)	18,217
274	Dean Foods Co. (a) (c)	5,256
518	Del Monte Foods Co.	4,857
321	General Mills, Inc.	18,002
		46,332
	Health Care Equipment & Supplies — 0.6%
167	Baxter International, Inc.	8,860
	Health Care Providers & Services — 3.0%
491	Aetna, Inc.	12,296
325	CIGNA Corp. (c)	7,834
88	Community Health Systems, Inc. (a)	2,217
228	LifePoint Hospitals, Inc. (a) (c)	5,972
278	McKesson Corp.	12,250
254	Omnicare, Inc. (c)	6,544
		47,113
	Health Care Technology — 0.2%
275	IMS Health, Inc.	3,496
	Hotels, Restaurants & Leisure — 1.2%
702	Boyd Gaming Corp. (a) (c)	5,970
58	McDonald’s Corp.	3,360
420	Royal Caribbean Cruises Ltd. (c)	5,684
390	Wyndham Worldwide Corp. (c)	4,724
		19,738
	Household Durables — 0.2%
163	Jarden Corp. (a) (c)	3,056
	Household Products — 2.1%
76	Church & Dwight Co., Inc. (c)	4,106
120	Energizer Holdings, Inc. (a)	6,243
447	Kimberly-Clark Corp.	23,457
		33,806
	Independent Power Producers & Energy Traders — 0.4%
451	Mirant Corp. (a) (c)	7,092
	Industrial Conglomerates — 1.1%
1,469	General Electric Co.	17,213
	Insurance — 2.5%
475	ACE Ltd., (Switzerland)	21,000
147	MetLife, Inc. (c)	4,409
92	Prudential Financial, Inc.	3,439
262	Travelers Cos., Inc. (The)	10,758
		39,606
	IT Services — 2.7%
630	Accenture Ltd., (Bermuda), Class A	21,088
158	Alliance Data Systems Corp. (a) (c)	6,496
946	Western Union Co. (The)	15,513
		43,097
	Machinery — 4.1%
493	Caterpillar, Inc. (c)	16,299
190	Deere & Co.	7,579
259	Gardner Denver, Inc. (a)	6,522
193	Joy Global, Inc.	6,890
133	Navistar International Corp. (a)	5,777
262	PACCAR, Inc. (c)	8,527
208	Parker Hannifin Corp.	8,944
122	Trinity Industries, Inc. (c)	1,655
118	Wabtec Corp. (c)	3,802
		65,995
	Media — 3.0%
145	Discovery Communications, Inc., Class A (a)	3,263
1,011	Time Warner, Inc.	25,476
809	Walt Disney Co. (The)	18,869
		47,608
	Metals & Mining — 1.9%
475	Freeport-McMoRan Copper & Gold, Inc. (c)	23,822
185	United States Steel Corp. (c)	6,623
		30,445
	Multiline Retail — 0.9%
73	Dollar Tree, Inc. (a) (c)	3,071
916	Macy’s, Inc. (c)	10,776
		13,847
	Multi-Utilities — 2.0%
250	Consolidated Edison, Inc. (c)	9,366
599	PG&E Corp. (c)	23,018
		32,384

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   21

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 8.5%
88	Apache Corp.	6,364
463	Chesapeake Energy Corp. (c)	9,181
412	Chevron Corp.	27,282
207	Concho Resources, Inc. (a) (c)	5,949
668	Exxon Mobil Corp.	46,710
135	Newfield Exploration Co. (a)	4,407
236	Occidental Petroleum Corp.	15,515
263	Southwestern Energy Co. (a)	10,229
273	XTO Energy, Inc.	10,405
		136,042
	Personal Products — 0.3%
170	Herbalife Ltd., (Cayman Islands)	5,349
	Pharmaceuticals — 7.5%
582	Abbott Laboratories	27,363
361	Bristol-Myers Squibb Co.	7,328
232	Johnson & Johnson	13,166
947	Merck & Co., Inc.	26,464
1,666	Pfizer, Inc.	24,989
82	Schering-Plough Corp.	2,062
206	Watson Pharmaceuticals, Inc. (a) (c)	6,952
238	Wyeth	10,810
		119,134
	Professional Services — 0.3%
116	Watson Wyatt Worldwide, Inc., Class A	4,335
	Real Estate Investment Trusts (REITs) — 1.0%
302	Annaly Capital Management, Inc.	4,565
298	CBL & Associates Properties, Inc.	1,607
90	Digital Realty Trust, Inc. (c)	3,230
218	Duke Realty Corp. (c)	1,910
254	ProLogis	2,049
202	Senior Housing Properties Trust (c)	3,295
		16,656
	Road & Rail — 2.0%
294	CSX Corp.	10,171
573	Norfolk Southern Corp.	21,588
		31,759
	Semiconductors & Semiconductor Equipment — 2.5%
327	Broadcom Corp., Class A (a) (c)	8,104
330	Intel Corp.	5,460
179	Intersil Corp., Class A (c)	2,246
1,005	LSI Corp. (a) (c)	4,582
160	Marvell Technology Group Ltd., (Bermuda) (a)	1,867
528	National Semiconductor Corp. (c)	6,627
154	Novellus Systems, Inc. (a)	2,575
466	ON Semiconductor Corp. (a) (c)	3,195
289	Xilinx, Inc. (c)	5,909
		40,565
	Software — 3.5%
210	Macrovision Solutions Corp. (a)	4,589
1,116	Microsoft Corp.	26,516
178	Sybase, Inc. (a) (c)	5,586
1,218	Symantec Corp. (a) (c)	18,952
		55,643
	Specialty Retail — 2.0%
462	Best Buy Co., Inc. (c)	15,459
631	Chico’s FAS, Inc. (a)	6,143
499	Foot Locker, Inc. (c)	5,224
289	Rent-A-Center, Inc. (a)	5,144
		31,970
	Textiles, Apparel & Luxury Goods — 0.5%
141	Polo Ralph Lauren Corp. (c)	7,565
	Tobacco — 2.4%
1,094	Altria Group, Inc.	17,925
254	Lorillard, Inc.	17,218
74	Reynolds American, Inc. (c)	2,848
		37,991
	Trading Companies & Distributors — 0.3%
211	WESCO International, Inc. (a)	5,281
	Wireless Telecommunication Services — 0.7%
2,373	Sprint Nextel Corp. (a) (c)	11,415
	Total Long-Term Investments (Cost $1,510,034)	1,565,564
Short-Term Investment — 2.3%
	Investment Company — 2.3%
36,253	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $36,253)	36,253

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 17.5%
	Investment Company — 17.5%
279,618	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $279,618)	279,618
	Total Investments — 117.7% (Cost $1,825,905)	1,881,435
	Liabilities in Excess of Other Assets — (17.7)%	(283,079)
	NET ASSETS — 100.0%	$1,598,356

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
150	S&P 500 Index	09/17/09	$34,331	$375

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   23

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.0%
	Common Stocks — 100.0%
	Aerospace & Defense — 0.9%
43	L-3 Communications Holdings, Inc.	2,952
29	Lockheed Martin Corp.	2,371
10	Raytheon Co.	447
		5,770
	Airlines — 0.5%
83	Copa Holdings S.A., (Panama), Class A	3,368
	Auto Components — 0.2%
47	Johnson Controls, Inc. (c)	1,023
	Beverages — 0.9%
68	Coca-Cola Co. (The)	3,283
77	Pepsi Bottling Group, Inc.	2,592
		5,875
	Biotechnology — 2.9%
97	Alexion Pharmaceuticals, Inc. (a)	3,989
105	Amgen, Inc. (a)	5,574
37	Biogen Idec, Inc. (a)	1,657
67	Gilead Sciences, Inc. (a) (c)	3,143
164	Isis Pharmaceuticals, Inc. (a)	2,698
38	Myriad Genetics, Inc. (a) (c)	1,337
10	Myriad Pharmaceuticals, Inc. (a)	45
		18,443
	Capital Markets — 2.7%
49	Goldman Sachs Group, Inc. (The)	7,195
76	Knight Capital Group, Inc., Class A (a) (c)	1,291
109	Morgan Stanley	3,093
125	State Street Corp.	5,907
		17,486
	Chemicals — 3.3%
134	Ashland, Inc. (c)	3,750
595	Dow Chemical Co. (The)	9,603
41	Monsanto Co.	3,037
67	Mosaic Co. (The)	2,950
90	Valspar Corp.	2,026
		21,366
	Commercial Services & Supplies — 0.2%
70	Pitney Bowes, Inc. (c)	1,532
	Communications Equipment — 5.0%
1,200	Cisco Systems, Inc. (a)	22,360
220	QUALCOMM, Inc.	9,926
		32,286
	Computers & Peripherals — 10.8%
111	Apple, Inc. (a)	15,874
635	Dell, Inc. (a)	8,713
446	EMC Corp. (a)	5,845
503	Hewlett-Packard Co.	19,455
122	International Business Machines Corp.	12,692
148	QLogic Corp. (a)	1,881
144	SanDisk Corp. (a) (c)	2,121
104	Western Digital Corp. (a) (c)	2,753
		69,334
	Construction & Engineering — 0.4%
46	URS Corp. (a) (c)	2,266
	Consumer Finance — 0.2%
142	SLM Corp. (a)	1,459
	Containers & Packaging — 0.8%
56	Rock-Tenn Co., Class A	2,151
207	Temple-Inland, Inc. (c)	2,717
		4,868
	Diversified Consumer Services — 0.7%
24	Apollo Group, Inc., Class A (a) (c)	1,703
27	ITT Educational Services, Inc. (a)	2,728
		4,431
	Diversified Telecommunication Services — 0.4%
66	Embarq Corp.	2,789
	Electrical Equipment — 1.1%
44	First Solar, Inc. (a)	7,133
	Energy Equipment & Services — 2.4%
56	National Oilwell Varco, Inc. (a)	1,842
187	Noble Corp.	5,646
44	Tidewater, Inc. (c)	1,872
86	Transocean Ltd., (Switzerland) (a) (c)	6,359
		15,719
	Food & Staples Retailing — 4.0%
48	BJ’s Wholesale Club, Inc. (a) (c)	1,549
50	Casey’s General Stores, Inc.	1,279
313	Kroger Co. (The)	6,894
333	Wal-Mart Stores, Inc.	16,131
		25,853
	Food Products — 3.2%
180	Archer-Daniels-Midland Co.	4,816
82	Dean Foods Co. (a) (c)	1,564
212	Del Monte Foods Co.	1,984
68	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	1,110

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — 3.2%
113	General Mills, Inc.	6,313
45	Green Mountain Coffee Roasters, Inc. (a)	2,672
39	Kellogg Co. (c)	1,802
		20,261
	Health Care Equipment & Supplies — 1.3%
155	Baxter International, Inc.	8,219
	Health Care Providers & Services — 3.9%
120	CIGNA Corp. (c)	2,896
100	Community Health Systems, Inc. (a) (c)	2,532
25	Emergency Medical Services Corp., Class A (a) (c)	902
122	Express Scripts, Inc. (a)	8,381
70	LifePoint Hospitals, Inc. (a) (c)	1,840
45	Magellan Health Services, Inc. (a) (c)	1,464
102	McKesson Corp.	4,497
91	Omnicare, Inc. (c)	2,345
		24,857
	Hotels, Restaurants & Leisure — 2.4%
137	Boyd Gaming Corp. (a) (c)	1,168
135	McDonald’s Corp.	7,749
190	Royal Caribbean Cruises Ltd.	2,570
224	Wyndham Worldwide Corp. (c)	2,710
38	Yum! Brands, Inc.	1,262
		15,459
	Household Products — 3.3%
32	Church & Dwight Co., Inc. (c)	1,741
37	Clorox Co. (c)	2,080
64	Colgate-Palmolive Co.	4,527
178	Kimberly-Clark Corp.	9,311
73	Procter & Gamble Co.	3,715
		21,374
	Industrial Conglomerates — 0.5%
54	3M Co.	3,239
	Insurance — 0.5%
69	ACE Ltd., (Switzerland)	3,032
	Internet Software & Services — 0.4%
41	Sohu.com, Inc., (China) (a)	2,595
	IT Services — 3.5%
272	Accenture Ltd., (Bermuda), Class A	9,099
50	Alliance Data Systems Corp. (a) (c)	2,070
674	Western Union Co. (The)	11,052
		22,221
	Life Sciences Tools & Services — 1.0%
103	Illumina, Inc. (a)	3,995
62	Life Technologies Corp. (a)	2,570
		6,565
	Machinery — 4.4%
239	Caterpillar, Inc. (c)	7,900
131	Deere & Co.	5,213
105	Gardner Denver, Inc. (a)	2,652
54	Navistar International Corp. (a)	2,333
179	PACCAR, Inc. (c)	5,823
72	Parker Hannifin Corp. (c)	3,084
34	Wabtec Corp. (c)	1,084
		28,089
	Media — 1.2%
109	Discovery Communications, Inc., Class A (a)	2,465
207	Time Warner, Inc.	5,224
		7,689
	Metals & Mining — 1.6%
167	Freeport-McMoRan Copper & Gold, Inc. (c)	8,391
50	United States Steel Corp. (c)	1,769
		10,160
	Multiline Retail — 0.6%
319	Macy’s, Inc. (c)	3,748
	Multi-Utilities — 1.2%
24	Consolidated Edison, Inc. (c)	898
179	PG&E Corp. (c)	6,873
		7,771
	Oil, Gas & Consumable Fuels — 2.7%
41	Exxon Mobil Corp.	2,831
57	Newfield Exploration Co. (a)	1,852
102	Occidental Petroleum Corp.	6,703
161	Southwestern Energy Co. (a)	6,255
		17,641
	Personal Products — 0.4%
90	Herbalife Ltd., (Cayman Islands)	2,842
	Pharmaceuticals — 6.9%
308	Abbott Laboratories	14,481
226	Bristol-Myers Squibb Co. (c)	4,594
187	Eli Lilly & Co.	6,467
36	Johnson & Johnson	2,048
284	Merck & Co., Inc.	7,935
162	Schering-Plough Corp.	4,075
73	Valeant Pharmaceuticals International (a) (c)	1,889
198	Warner Chilcott Ltd., (Bermuda), Class A (a) (c)	2,608
		44,097

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   25

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Professional Services — 0.4%
15	Dun & Bradstreet Corp.	1,247
41	Watson Wyatt Worldwide, Inc., Class A	1,535
		2,782
	Real Estate Investment Trusts (REITs) — 0.3%
38	Digital Realty Trust, Inc. (c)	1,369
98	ProLogis	790
		2,159
	Road & Rail — 2.3%
145	CSX Corp.	5,030
251	Norfolk Southern Corp.	9,468
		14,498
	Semiconductors & Semiconductor Equipment — 4.5%
65	Applied Materials, Inc. (c)	709
157	Broadcom Corp., Class A (a) (c)	3,899
511	Intel Corp.	8,455
71	Intersil Corp., Class A (c)	893
406	LSI Corp. (a) (c)	1,851
97	Marvell Technology Group Ltd., (Bermuda) (a)	1,133
63	Microsemi Corp. (a)	876
357	National Semiconductor Corp.	4,480
107	Novellus Systems, Inc. (a) (c)	1,791
215	ON Semiconductor Corp. (a) (c)	1,478
164	Xilinx, Inc. (c)	3,346
		28,911
	Software — 7.8%
112	Macrovision Solutions Corp. (a)	2,443
1,478	Microsoft Corp.	35,121
363	Oracle Corp.	7,773
138	Quest Software, Inc. (a)	1,920
37	Solera Holdings, Inc. (a)	944
69	Sybase, Inc. (a) (c)	2,165
		50,366
	Specialty Retail — 3.5%
156	AutoNation, Inc. (a)	2,714
227	Best Buy Co., Inc. (c)	7,592
252	Chico’s FAS, Inc. (a)	2,450
163	Foot Locker, Inc. (c)	1,704
102	Gap, Inc. (The)	1,679
64	Rent-A-Center, Inc. (a)	1,141
178	Staples, Inc. (c)	3,597
44	TJX Cos., Inc.	1,387
		22,264
	Textiles, Apparel & Luxury Goods — 0.8%
199	Jones Apparel Group, Inc.	2,132
56	Polo Ralph Lauren Corp. (c)	3,004
		5,136
	Tobacco — 3.4%
665	Altria Group, Inc.	10,903
159	Lorillard, Inc.	10,782
		21,685
	Wireless Telecommunication Services — 0.6%
743	Sprint Nextel Corp. (a) (c)	3,573
	Total Long-Term Investments (Cost $612,559)	642,234
Short-Term Investment — 2.6%
	Investment Company — 2.6%
16,584	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $16,584)	16,584
Investment of Cash Collateral for Securities on Loan — 16.5%
	Investment Company — 16.5%
105,971	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $105,971)	105,971
	Total Investments — 119.1% (Cost $735,114)	764,789
	Liabilities in Excess of Other Assets — (19.1)%	(122,912)
	NET ASSETS — 100.0%	$641,877

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.1%
	Aerospace & Defense — 2.4%
70	Goodrich Corp.	3,518
55	L-3 Communications Holdings, Inc.	3,823
29	Northrop Grumman Corp.	1,338
		8,679
	Airlines — 1.0%
69	Copa Holdings S.A., (Panama), Class A	2,800
145	Delta Air Lines, Inc. (a)	837
		3,637
	Auto Components — 0.6%
54	Autoliv, Inc., (Sweden)	1,556
56	TRW Automotive Holdings Corp. (a)	633
		2,189
	Beverages — 1.9%
106	Constellation Brands, Inc., Class A (a)	1,343
107	Pepsi Bottling Group, Inc.	3,604
76	PepsiAmericas, Inc.	2,040
		6,987
	Biotechnology — 0.6%
39	BioMarin Pharmaceutical, Inc. (a) (c)	612
42	Vertex Pharmaceuticals, Inc. (a)	1,490
		2,102
	Building Products — 0.5%
55	Lennox International, Inc.	1,769
	Capital Markets — 2.3%
45	Federated Investors, Inc., Class B	1,074
71	GLG Partners, Inc. (c)	289
49	Northern Trust Corp.	2,611
79	Raymond James Financial, Inc. (c)	1,353
173	TD AMERITRADE Holding Corp. (a)	3,030
		8,357
	Chemicals — 3.0%
32	Airgas, Inc.	1,305
30	Ashland, Inc.	850
68	Celanese Corp., Class A	1,612
9	CF Industries Holdings, Inc.	675
26	Eastman Chemical Co.	991
52	FMC Corp.	2,438
20	Lubrizol Corp.	937
37	Scotts Miracle-Gro Co. (The), Class A (c)	1,304
28	Terra Industries, Inc.	672
		10,784
	Commercial Banks — 1.8%
37	Bank of Hawaii Corp. (c)	1,329
38	BOK Financial Corp. (c)	1,413
253	TCF Financial Corp. (c)	3,385
25	Valley National Bancorp (c)	288
		6,415
	Commercial Services & Supplies — 1.2%
38	Pitney Bowes, Inc.	827
134	R.R. Donnelley & Sons Co.	1,558
75	Republic Services, Inc.	1,821
		4,206
	Communications Equipment — 1.2%
99	Brocade Communications Systems, Inc. (a)	773
51	CommScope, Inc. (a)	1,333
72	Harris Corp.	2,043
18	Harris Stratex Networks, Inc., Class A (a)	117
		4,266
	Computers & Peripherals — 1.8%
54	Lexmark International, Inc., Class A (a)	861
116	NCR Corp. (a)	1,375
102	QLogic Corp. (a)	1,293
117	Western Digital Corp. (a)	3,106
		6,635
	Construction & Engineering — 1.4%
39	Shaw Group, Inc. (The) (a)	1,058
84	URS Corp. (a)	4,140
		5,198
	Containers & Packaging — 1.3%
143	Crown Holdings, Inc. (a)	3,447
35	Pactiv Corp. (a)	757
17	Sonoco Products Co.	417
		4,621
	Distributors — 0.3%
35	Genuine Parts Co.	1,175
	Diversified Consumer Services — 2.5%
50	Apollo Group, Inc., Class A (a) (c)	3,535
55	DeVry, Inc.	2,757
165	H&R Block, Inc.	2,843
		9,135
	Diversified Financial Services — 0.5%
89	NASDAQ OMX Group, Inc. (The) (a)	1,900

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   27

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — 1.9%
89	CenturyTel, Inc. (c)	2,743
48	Embarq Corp.	2,038
150	Qwest Communications International, Inc. (c)	621
165	Windstream Corp.	1,380
		6,782
	Electric Utilities — 2.2%
156	DPL, Inc.	3,610
81	Edison International	2,554
134	Pepco Holdings, Inc.	1,807
		7,971
	Electrical Equipment — 0.9%
15	Cooper Industries Ltd., Class A	460
49	Hubbell, Inc., Class B	1,585
35	Thomas & Betts Corp. (a)	1,007
		3,052
	Electronic Equipment, Instruments & Components — 1.4%
100	Arrow Electronics, Inc. (a)	2,115
136	Avnet, Inc. (a)	2,852
		4,967
	Energy Equipment & Services — 3.5%
89	BJ Services Co.	1,219
12	Diamond Offshore Drilling, Inc.	955
25	Dresser-Rand Group, Inc. (a)	639
127	ENSCO International, Inc.	4,411
52	Helmerich & Payne, Inc. (c)	1,604
31	National Oilwell Varco, Inc. (a)	1,010
41	Oil States International, Inc. (a)	996
15	Tidewater, Inc.	622
34	Unit Corp. (a)	944
		12,400
	Food & Staples Retailing — 0.4%
111	SUPERVALU, Inc.	1,434
	Food Products — 1.2%
19	Bunge Ltd.	1,163
130	Dean Foods Co. (a)	2,500
29	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	471
		4,134
	Gas Utilities — 3.0%
19	Atmos Energy Corp.	471
57	Energen Corp.	2,258
64	National Fuel Gas Co.	2,326
74	Questar Corp.	2,309
140	UGI Corp.	3,556
		10,920
	Health Care Equipment & Supplies — 1.7%
48	Hospira, Inc. (a)	1,837
40	Inverness Medical Innovations, Inc. (a)	1,430
31	Kinetic Concepts, Inc. (a)	846
10	Teleflex, Inc.	444
43	Varian Medical Systems, Inc. (a)	1,494
		6,051
	Health Care Providers & Services — 4.0%
32	Aetna, Inc.	812
95	CIGNA Corp.	2,289
183	Health Management Associates, Inc., Class A (a)	902
41	Laboratory Corp. of America Holdings (a)	2,793
54	Lincare Holdings, Inc. (a)	1,277
96	Omnicare, Inc.	2,466
65	Quest Diagnostics, Inc.	3,654
		14,193
	Hotels, Restaurants & Leisure — 1.9%
43	Brinker International, Inc. (c)	736
17	Choice Hotels International, Inc.	439
107	Darden Restaurants, Inc.	3,512
35	International Speedway Corp., Class A	888
19	Penn National Gaming, Inc. (a)	565
58	Wyndham Worldwide Corp.	702
		6,842
	Household Durables — 1.4%
28	D.R. Horton, Inc.	264
2	Garmin Ltd., (Cayman Islands)	38
33	Jarden Corp. (a)	619
21	KB Home	280
125	Leggett & Platt, Inc.	1,900
35	Snap-On, Inc.	999
33	Stanley Works (The)	1,100
		5,200
	Household Products — 0.8%
50	Church & Dwight Co., Inc.	2,729
	Insurance — 5.3%
47	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,911
190	American Financial Group, Inc.	4,092
41	Arch Capital Group Ltd., (Bermuda) (a)	2,387

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 5.3%[X_CGS]Insurance — Continued
59	Assurant, Inc.	1,430
30	Axis Capital Holdings Ltd., (Bermuda)	783
238	Genworth Financial, Inc., Class A	1,666
40	Hanover Insurance Group, Inc. (The)	1,509
22	PartnerRe Ltd., (Bermuda)	1,442
52	Principal Financial Group, Inc.	981
59	StanCorp Financial Group, Inc.	1,689
8	Torchmark Corp.	300
54	Unum Group	863
		19,053
	Internet & Catalog Retail — 0.5%
17	priceline.com, Inc. (a)	1,852
	IT Services — 3.2%
79	Affiliated Computer Services, Inc., Class A (a)	3,491
58	Alliance Data Systems Corp. (a) (c)	2,391
93	Broadridge Financial Solutions, Inc.	1,544
51	Computer Sciences Corp. (a)	2,261
60	Hewitt Associates, Inc., Class A (a)	1,793
		11,480
	Leisure Equipment & Products — 0.7%
100	Hasbro, Inc.	2,415
	Life Sciences Tools & Services — 1.2%
101	Life Technologies Corp. (a)	4,217
	Machinery — 3.1%
57	AGCO Corp. (a) (m)	1,661
26	Cummins, Inc.	924
80	Dover Corp.	2,662
43	Gardner Denver, Inc. (a)	1,073
14	Joy Global, Inc.	486
93	Manitowoc Co., Inc. (The)	487
60	Parker Hannifin Corp.	2,575
29	SPX Corp.	1,408
		11,276
	Marine — 0.4%
45	Kirby Corp. (a)	1,415
	Media — 2.8%
13	CBS Corp., Class B	89
75	DISH Network Corp., Class A (a)	1,208
38	DreamWorks Animation SKG, Inc., Class A (a)	1,036
224	Interpublic Group of Cos., Inc. (The) (a)	1,129
9	John Wiley & Sons, Inc., Class A	306
67	Liberty Global, Inc., Class A (a)	1,060
33	McGraw-Hill Cos., Inc. (The)	996
61	Omnicom Group, Inc.	1,939
46	Regal Entertainment Group, Class A	613
71	Viacom, Inc., Class B (a)	1,618
		9,994
	Metals & Mining — 0.6%
12	Cliffs Natural Resources, Inc.	281
34	Reliance Steel & Aluminum Co.	1,321
15	United States Steel Corp.	518
		2,120
	Multiline Retail — 0.7%
63	Big Lots, Inc. (a)	1,329
116	Macy’s, Inc.	1,361
		2,690
	Multi-Utilities — 4.3%
41	Alliant Energy Corp.	1,078
289	CenterPoint Energy, Inc.	3,204
55	CMS Energy Corp.	664
52	Dominion Resources, Inc.	1,740
66	DTE Energy Co.	2,112
82	MDU Resources Group, Inc.	1,561
24	NSTAR (c)	758
58	SCANA Corp.	1,869
174	TECO Energy, Inc. (c)	2,081
18	Vectren Corp.	429
		15,496
	Oil, Gas & Consumable Fuels — 3.3%
69	Alpha Natural Resources, Inc. (a) (c)	1,818
51	Cimarex Energy Co.	1,435
39	Encore Acquisition Co. (a)	1,191
25	EXCO Resources, Inc. (a)	327
19	Massey Energy Co.	371
39	Murphy Oil Corp.	2,108
14	Noble Energy, Inc.	852
47	Southwestern Energy Co. (a)	1,807
37	Sunoco, Inc.	865
25	Walter Industries, Inc.	919
		11,693
	Paper & Forest Products — 0.5%
26	Domtar Corp., (Canada) (a)	430
100	International Paper Co.	1,507
		1,937

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   29

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Personal Products — 0.7%
43	Herbalife Ltd., (Cayman Islands)	1,369
35	Mead Johnson Nutrition Co., Class A (a)	1,102
		2,471
	Pharmaceuticals — 2.0%
43	Allergan, Inc.	2,022
51	Endo Pharmaceuticals Holdings, Inc. (a)	921
79	Mylan, Inc. (a) (c)	1,027
77	Warner Chilcott Ltd., (Bermuda), Class A (a)	1,013
62	Watson Pharmaceuticals, Inc. (a)	2,097
		7,080
	Real Estate Investment Trusts (REITs) — 5.6%
18	Alexandria Real Estate Equities, Inc. (c)	651
67	AMB Property Corp. (m)	1,259
212	Annaly Capital Management, Inc.	3,204
13	Camden Property Trust	370
96	Chimera Investment Corp.	333
40	Douglas Emmett, Inc. (m)	361
37	Equity Residential	818
36	Federal Realty Investment Trust	1,875
63	Health Care REIT, Inc.	2,162
80	Hospitality Properties Trust	954
97	iStar Financial, Inc. (c)	276
46	Mack-Cali Realty Corp.	1,053
60	Nationwide Health Properties, Inc.	1,547
40	ProLogis	323
43	SL Green Realty Corp.	977
55	Taubman Centers, Inc.	1,483
78	Ventas, Inc.	2,338
—(h)	Walter Investment Management Corp. (a)	—	(h)
		19,984
	Real Estate Management & Development — 0.1%
8	Jones Lang LaSalle, Inc.	250
	Road & Rail — 0.8%
44	CSX Corp.	1,526
45	Ryder System, Inc.	1,256
		2,782
	Semiconductors & Semiconductor Equipment — 2.9%
119	Integrated Device Technology, Inc. (a)	719
60	Intersil Corp., Class A	751
42	Linear Technology Corp.	980
124	Marvell Technology Group Ltd., (Bermuda) (a)	1,446
137	National Semiconductor Corp.	1,722
299	ON Semiconductor Corp. (a)	2,049
135	Xilinx, Inc.	2,759
		10,426
	Software — 2.4%
102	BMC Software, Inc. (a)	3,431
39	CA, Inc.	678
166	Compuware Corp. (a)	1,136
132	Symantec Corp. (a)	2,060
73	Synopsys, Inc. (a)	1,419
		8,724
	Specialty Retail — 3.6%
34	Advance Auto Parts, Inc. (m)	1,429
42	AutoNation, Inc. (a) (c)	732
13	AutoZone, Inc. (a)	1,987
70	GameStop Corp., Class A (a)	1,535
217	Gap, Inc. (The)	3,556
93	Ross Stores, Inc.	3,582
		12,821
	Textiles, Apparel & Luxury Goods — 1.0%
34	Jones Apparel Group, Inc.	363
66	Liz Claiborne, Inc.	191
16	Polo Ralph Lauren Corp.	867
42	V.F. Corp.	2,311
		3,732
	Thrifts & Mortgage Finance — 1.4%
202	Hudson City Bancorp, Inc.	2,687
205	New York Community Bancorp, Inc. (c)	2,190
		4,877
	Tobacco — 1.4%
56	Lorillard, Inc.	3,797
31	Reynolds American, Inc.	1,197
		4,994
	Total Common Stocks (Cost $416,716)	348,509

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.6%
2,000	U.S. Treasury Note, 3.125%, 11/30/09 (k) (m) (Cost $2,022)	2,023
	Total Long-Term Investments (Cost $418,738)	350,532

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.6%
	Investment Company — 1.6%
5,864	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (m) (Cost $5,864)	5,864

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 6.6%
	Certificate of Deposit — 0.7%
2,500	Calyon, New York, VAR, 0.396%, 03/15/10	2,468
	Corporate Notes — 3.7%
4,000	BBVA U.S. Senior S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	3,947
5,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	4,916
4,500	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e)	4,316
		13,179

SHARES	SECURITY DESCRIPTION	VALUE($)

	Investment Company — 2.2%
8,090	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l)	8,090
	Total Investments of Cash Collateral for Securities on Loan (Cost $24,089)	23,737
	Total Investments — 105.9% (Cost $448,691)	380,133
	Liabilities in Excess of Other Assets — (5.9)%	(21,055)
	NET ASSETS — 100.0%	$359,078

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
35	S&P Mid Cap 400	09/17/09	$10,092	$(212)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   31

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 1.6%
1	Goodrich Corp.	63
1	L-3 Communications Holdings, Inc.	76
—(h)	Raytheon Co.	18
		157
	Airlines — 0.4%
1	Copa Holdings S.A., (Panama), Class A	43
	Auto Components — 0.2%
1	Autoliv, Inc., (Sweden)	22
	Beverages — 0.2%
1	Constellation Brands, Inc., Class A (a)	18
	Biotechnology — 1.4%
2	Amgen, Inc. (a)	101
1	Biogen Idec, Inc. (a)	45
		146
	Capital Markets — 4.8%
2	Ameriprise Financial, Inc.	39
1	Goldman Sachs Group, Inc. (The)	199
2	Knight Capital Group, Inc., Class A (a)	36
3	Morgan Stanley	73
2	State Street Corp.	111
2	TD AMERITRADE Holding Corp. (a)	30
		488
	Chemicals — 3.0%
2	Ashland, Inc.	53
1	CF Industries Holdings, Inc.	41
9	Dow Chemical Co. (The)	137
1	Terra Industries, Inc.	35
2	Valspar Corp.	40
		306
	Commercial Banks — 2.5%
1	BB&T Corp.	20
2	PNC Financial Services Group, Inc.	74
7	Wells Fargo & Co.	160
		254
	Commercial Services & Supplies — 0.4%
1	Cintas Corp.	20
1	Pitney Bowes, Inc.	19
		39
	Communications Equipment — 2.4%
1	Black Box Corp.	20
5	Cisco Systems, Inc. (a)	97
2	Harris Corp.	44
3	InterDigital, Inc. (a)	61
1	Plantronics, Inc.	23
		245
	Computers & Peripherals — 6.2%
8	Dell, Inc. (a)	109
4	EMC Corp. (a)	51
4	Hewlett-Packard Co.	162
1	International Business Machines Corp.	57
2	Lexmark International, Inc., Class A (a)	31
4	QLogic Corp. (a)	52
5	SanDisk Corp. (a)	77
8	Seagate Technology, (Cayman Islands)	85
		624
	Construction & Engineering — 0.4%
1	URS Corp. (a)	42
	Consumer Finance — 1.0%
2	Capital One Financial Corp.	33
1	Cash America International, Inc.	26
5	SLM Corp. (a)	46
		105
	Containers & Packaging — 0.7%
1	Pactiv Corp. (a)	29
3	Temple-Inland, Inc.	42
		71
	Diversified Consumer Services — 0.6%
1	Apollo Group, Inc., Class A (a)	60
	Diversified Financial Services — 2.5%
19	Bank of America Corp.	245
1	Citigroup, Inc.	4
		249
	Diversified Telecommunication Services — 2.5%
2	AT&T, Inc.	60
2	CenturyTel, Inc.	54
2	Embarq Corp.	69
2	Frontier Communications Corp.	13
6	Windstream Corp.	51
		247
	Electric Utilities — 0.4%
2	DPL, Inc.	45

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment, Instruments & Components — 1.0%
1	Ingram Micro, Inc., Class A (a)	21
3	Tech Data Corp. (a)	82
		103
	Energy Equipment & Services — 3.4%
2	Cameron International Corp. (a)	50
2	ENSCO International, Inc.	54
2	National Oilwell Varco, Inc. (a)	80
1	Noble Corp.	42
1	Oil States International, Inc. (a)	31
1	Transocean Ltd., (Switzerland) (a)	82
		339
	Food & Staples Retailing — 2.2%
2	BJ’s Wholesale Club, Inc. (a)	63
4	Kroger Co. (The)	92
1	Wal-Mart Stores, Inc.	63
		218
	Food Products — 2.5%
1	Archer-Daniels-Midland Co.	35
2	Dean Foods Co. (a)	42
1	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	21
1	General Mills, Inc.	31
1	Ralcorp Holdings, Inc. (a)	61
2	TreeHouse Foods, Inc. (a)	59
		249
	Gas Utilities — 1.3%
1	Atmos Energy Corp.	20
1	New Jersey Resources Corp.	52
2	UGI Corp.	61
		133
	Health Care Providers & Services — 4.1%
4	Aetna, Inc.	94
2	CIGNA Corp.	49
2	Community Health Systems, Inc. (a)	56
1	LHC Group, Inc. (a)	20
1	LifePoint Hospitals, Inc. (a)	24
1	McKesson Corp.	57
2	Omnicare, Inc.	50
1	Owens & Minor, Inc.	63
		413
	Hotels, Restaurants & Leisure — 1.3%
—(h)	McDonald’s Corp.	26
3	Royal Caribbean Cruises Ltd.	39
6	Wyndham Worldwide Corp.	70
		135
	Household Products — 1.5%
1	Church & Dwight Co., Inc.	62
1	Clorox Co.	47
1	Energizer Holdings, Inc. (a)	37
		146
	Industrial Conglomerates — 1.4%
1	3M Co.	42
9	General Electric Co.	103
		145
	Insurance — 2.4%
3	ACE Ltd., (Switzerland)	139
1	Allied World Assurance Co. Holdings Ltd., (Bermuda)	35
—(h)	MetLife, Inc.	6
1	Prudential Financial, Inc.	30
1	Travelers Cos., Inc. (The)	26
		236
	Internet Software & Services — 0.6%
2	EarthLink, Inc. (a)	17
1	Sohu.com, Inc., (China) (a)	41
		58
	IT Services — 1.5%
3	Accenture Ltd., (Bermuda), Class A	114
2	Acxiom Corp.	15
1	CSG Systems International, Inc. (a)	17
		146
	Leisure Equipment & Products — 0.2%
1	Hasbro, Inc.	22
	Life Sciences Tools & Services — 1.2%
3	Life Technologies Corp. (a)	119
	Machinery — 3.9%
3	Caterpillar, Inc.	99
1	Deere & Co.	58
2	Gardner Denver, Inc. (a)	39
1	Joy Global, Inc.	45
1	Navistar International Corp. (a)	41
2	Parker Hannifin Corp.	67
1	Wabtec Corp.	45
		394

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   33

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 2.4%
6	Time Warner, Inc.	151
4	Walt Disney Co. (The)	93
		244
	Metals & Mining — 1.9%
3	Freeport-McMoRan Copper & Gold, Inc.	153
1	United States Steel Corp.	43
		196
	Multiline Retail — 0.6%
5	Macy’s, Inc.	58
	Multi-Utilities — 1.3%
—(h)	Consolidated Edison, Inc.	8
2	Dominion Resources, Inc.	52
1	PG&E Corp.	50
2	PNM Resources, Inc.	20
		130
	Oil, Gas & Consumable Fuels — 8.2%
1	Apache Corp.	51
3	Chevron Corp.	195
2	Encore Acquisition Co. (a)	51
3	Exxon Mobil Corp.	227
3	Newfield Exploration Co. (a)	82
1	Occidental Petroleum Corp.	95
2	Southwestern Energy Co. (a)	64
2	XTO Energy, Inc.	61
		826
	Personal Products — 0.9%
—(h)	Chattem, Inc. (a)	17
2	Herbalife Ltd., (Cayman Islands)	73
		90
	Pharmaceuticals — 6.6%
2	Abbott Laboratories	75
2	Bristol-Myers Squibb Co.	43
2	Endo Pharmaceuticals Holdings, Inc. (a)	30
1	Johnson & Johnson	80
5	Merck & Co., Inc.	137
7	Pfizer, Inc.	106
1	Schering-Plough Corp.	35
2	Valeant Pharmaceuticals International (a)	63
5	Warner Chilcott Ltd., (Bermuda), Class A (a)	66
1	Watson Pharmaceuticals, Inc. (a)	34
		669
	Professional Services — 0.4%
—(h)	Dun & Bradstreet Corp.	24
1	Watson Wyatt Worldwide, Inc., Class A	21
		45
	Real Estate Investment Trusts (REITs) — 1.7%
1	Annaly Capital Management, Inc.	19
1	Digital Realty Trust, Inc.	27
1	Duke Realty Corp.	13
1	Entertainment Properties Trust	13
1	Equity Lifestyle Properties, Inc.	24
1	Liberty Property Trust	15
2	Omega Healthcare Investors, Inc.	26
2	ProLogis	12
1	Realty Income Corp.	17
		166
	Road & Rail — 1.7%
1	CSX Corp.	43
3	Norfolk Southern Corp.	126
		169
	Semiconductors & Semiconductor Equipment — 2.5%
2	Altera Corp.	24
2	Integrated Device Technology, Inc. (a)	14
3	Intel Corp.	49
1	Intersil Corp., Class A	14
1	Marvell Technology Group Ltd., (Bermuda) (a)	12
3	National Semiconductor Corp.	35
1	Novellus Systems, Inc. (a)	17
4	ON Semiconductor Corp. (a)	26
2	Skyworks Solutions, Inc. (a)	21
2	Xilinx, Inc.	36
		248
	Software — 5.1%
2	BMC Software, Inc. (a)	57
8	Microsoft Corp.	195
2	Solera Holdings, Inc. (a)	60
2	Sybase, Inc. (a)	60
9	Symantec Corp. (a)	137
		509
	Specialty Retail — 2.5%
2	Advance Auto Parts, Inc.	73
3	Foot Locker, Inc.	32
6	Gap, Inc. (The)	92
1	Sherwin-Williams Co. (The)	54
		251

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 0.5%
3	Jones Apparel Group, Inc.	32
2	Timberland Co. (The), Class A (a)	20
		52
	Tobacco — 2.7%
10	Altria Group, Inc.	162
2	Lorillard, Inc.	108
		270
	Wireless Telecommunication Services — 1.0%
14	Sprint Nextel Corp. (a)	70
2	Syniverse Holdings, Inc. (a)	27
		97
	Total Long-Term Investments (Cost $9,801)	10,037
Short-Term Investment — 1.5%
	Investment Company — 1.5%
147	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $147)	147
	Total Investments — 101.2% (Cost $9,948)	10,184
	Liabilities in Excess of Other Assets — (1.2)%	(116)
	NET ASSETS — 100.0%	$10,068

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   35

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 118.9% (j)
Long-Term Investments — 118.5%
	Common Stocks — 118.5%
	Aerospace & Defense — 2.1%
23	Northrop Grumman Corp.	1,061
19	Raytheon Co.	863
		1,924
	Beverages — 3.4%
51	Coca-Cola Co. (The)	2,432
34	Dr. Pepper Snapple Group, Inc. (a)	725
		3,157
	Biotechnology — 1.5%
29	Celgene Corp. (a)	1,399
	Capital Markets — 4.2%
7	BlackRock, Inc.	1,154
13	Goldman Sachs Group, Inc. (The)	1,981
15	State Street Corp.	686
		3,821
	Chemicals — 2.5%
55	Dow Chemical Co. (The)	888
10	FMC Corp.	455
13	Praxair, Inc.	900
		2,243
	Commercial Banks — 2.4%
90	Wells Fargo & Co.	2,174
	Communications Equipment — 3.1%
65	Cisco Systems, Inc. (a)	1,205
103	Corning, Inc.	1,654
		2,859
	Computers & Peripherals — 8.1%
10	Apple, Inc. (a) (m)	1,401
87	Dell, Inc. (a)	1,188
57	Hewlett-Packard Co.	2,193
26	International Business Machines Corp.	2,675
		7,457
	Construction & Engineering — 1.0%
29	Aecom Technology Corp. (a) (m)	921
	Containers & Packaging — 0.5%
22	Pactiv Corp. (a)	479
	Diversified Financial Services — 3.1%
213	Bank of America Corp. (m)	2,813
	Diversified Telecommunication Services — 3.1%
48	AT&T, Inc. (m)	1,180
54	Verizon Communications, Inc.	1,671
		2,851
	Electric Utilities — 1.2%
33	Edison International	1,052
	Electronic Equipment, Instruments & Components — 1.0%
50	Tyco Electronics Ltd., (Switzerland)	927
	Energy Equipment & Services — 4.1%
40	Halliburton Co.	825
44	Pride International, Inc. (a)	1,096
15	Transocean Ltd., (Switzerland) (a)	1,114
35	Weatherford International Ltd. (a)	693
		3,728
	Food & Staples Retailing — 4.1%
46	CVS/Caremark Corp.	1,452
48	Kroger Co. (The)	1,063
25	Wal-Mart Stores, Inc.	1,227
		3,742
	Food Products — 2.3%
25	Campbell Soup Co.	730
25	General Mills, Inc.	1,389
		2,119
	Health Care Equipment & Supplies — 1.0%
25	Covidien plc, (Ireland)	943
	Health Care Providers & Services — 4.7%
23	Express Scripts, Inc. (a)	1,598
18	Quest Diagnostics, Inc.	1,019
33	WellPoint, Inc. (a)	1,657
		4,274
	Household Durables — 2.8%
49	Jarden Corp. (a)	925
34	KB Home	462
110	Newell Rubbermaid, Inc.	1,148
		2,535
	Household Products — 1.7%
17	Energizer Holdings, Inc. (a)	888
13	Kimberly-Clark Corp.	701
		1,589
	Industrial Conglomerates — 1.5%
58	General Electric Co.	681
26	Tyco International Ltd., (Bermuda)	668
		1,349
	Insurance — 5.4%
30	ACE Ltd., (Switzerland)	1,319
19	Everest Re Group Ltd., (Bermuda)	1,383

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 5.4%[X_CGS]Insurance — Continued
41	Prudential Financial, Inc.	1,508
64	XL Capital Ltd., (Bermuda), Class A	737
		4,947
	Internet Software & Services — 2.8%
40	eBay, Inc. (a)	689
4	Google, Inc., Class A (a)	1,836
		2,525
	Life Sciences Tools & Services — 1.1%
24	Life Technologies Corp. (a)	1,011
	Machinery — 3.2%
28	Cummins, Inc.	989
47	Ingersoll-Rand Co., Ltd., (Ireland), Class A (a)	990
22	Parker Hannifin Corp.	959
		2,938
	Media — 5.4%
32	McGraw-Hill Cos., Inc. (The)	979
39	Omnicom Group, Inc.	1,233
66	Time Warner, Inc.	1,666
47	Viacom, Inc., Class B (a)	1,056
		4,934
	Multiline Retail — 0.5%
7	Sears Holdings Corp. (a)	498
	Multi-Utilities — 3.5%
48	Dominion Resources, Inc.	1,620
49	Public Service Enterprise Group, Inc.	1,594
		3,214
	Oil, Gas & Consumable Fuels — 10.3%
12	Chevron Corp.	823
21	Devon Energy Corp.	1,118
46	Exxon Mobil Corp.	3,226
33	Occidental Petroleum Corp.	2,198
55	XTO Energy, Inc.	2,092
		9,457
	Paper & Forest Products — 0.9%
54	International Paper Co.	818
	Pharmaceuticals — 7.6%
17	Abbott Laboratories	816
46	King Pharmaceuticals, Inc. (a)	446
213	Pfizer, Inc.	3,191
74	Schering-Plough Corp.	1,862
15	Wyeth	681
		6,996
	Professional Services — 1.0%
21	Manpower, Inc.	898
	Road & Rail — 2.5%
31	CSX Corp.	1,067
24	Union Pacific Corp.	1,255
		2,322
	Semiconductors & Semiconductor Equipment — 4.0%
91	Intel Corp.	1,512
78	Marvell Technology Group Ltd., (Bermuda) (a)	906
57	Texas Instruments, Inc.	1,217
		3,635
	Software — 4.7%
106	Microsoft Corp.	2,523
44	Oracle Corp.	939
54	Symantec Corp. (a)	833
		4,295
	Specialty Retail — 4.4%
5	AutoZone, Inc. (a)	734
35	Guess?, Inc.	906
44	PetSmart, Inc.	951
26	Sherwin-Williams Co. (The)	1,416
		4,007
	Tobacco — 1.8%
38	Philip Morris International, Inc.	1,677
	Total Long-Term Investments (Cost $102,808)	108,528
Short-Term Investment — 0.4%
	Investment Company — 0.4%
356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $356)	356
	Total Investments — 118.9% (Cost $103,164)	108,884
	Liabilities in Excess of Other Assets — (18.9)%	(17,289)
	NET ASSETS — 100.0%	$91,595

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   37

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 20.2%
	Common Stocks — 20.2%
	Aerospace & Defense — 0.2%
3	Precision Castparts Corp.	198
	Auto Components — 0.7%
61	Goodyear Tire & Rubber Co. (The) (a)	683
	Biotechnology — 0.5%
8	Genzyme Corp. (a)	460
	Capital Markets — 0.5%
9	Eaton Vance Corp.	230
10	Federated Investors, Inc., Class B	231
		461
	Commercial Banks — 0.5%
26	U.S. Bancorp	458
	Communications Equipment — 0.3%
3	Research In Motion Ltd., (Canada) (a)	235
	Computers & Peripherals — 0.5%
36	EMC Corp. (a)	468
	Construction & Engineering — 1.0%
17	Fluor Corp.	896
	Diversified Financial Services — 0.5%
4	IntercontinentalExchange, Inc. (a)	457
	Electronic Equipment, Instruments & Components — 1.0%
14	Amphenol Corp., Class A	444
12	Dolby Laboratories, Inc., Class A (a)	430
		874
	Energy Equipment & Services — 2.1%
23	ENSCO International, Inc.	813
12	FMC Technologies, Inc. (a)	453
14	Helmerich & Payne, Inc.	425
13	Nabors Industries Ltd., (Bermuda) (a)	209
		1,900
	Food & Staples Retailing — 1.7%
4	Costco Wholesale Corp.	196
22	Safeway, Inc.	458
15	Walgreen Co.	431
25	Whole Foods Market, Inc.	465
		1,550
	Food Products — 0.5%
14	H.J. Heinz Co.	495
	Health Care Providers & Services — 0.6%
12	Owens & Minor, Inc.	512
	Household Durables — 1.0%
53	Toll Brothers, Inc. (a)	905
	Insurance — 0.2%
7	MetLife, Inc.	212
	IT Services — 0.5%
18	Cognizant Technology Solutions Corp., Class A (a)	471
	Machinery — 0.7%
10	Eaton Corp.	459
6	Joy Global, Inc.	222
		681
	Media — 1.0%
21	Discovery Communications, Inc., Class A (a)	468
45	News Corp., Class A	410
		878
	Paper & Forest Products — 0.5%
15	Weyerhaeuser Co.	468
	Pharmaceuticals — 1.0%
68	Mylan, Inc. (a)	887
	Road & Rail — 0.5%
12	Norfolk Southern Corp.	454
	Semiconductors & Semiconductor Equipment — 1.5%
27	Altera Corp.	432
9	Lam Research Corp. (a)	243
10	Microchip Technology, Inc.	233
41	NVIDIA Corp. (a)	464
		1,372
	Software — 1.0%
16	Adobe Systems, Inc. (a)	455
13	BMC Software, Inc. (a)	452
		907
	Specialty Retail — 1.7%
64	American Eagle Outfitters, Inc.	910
12	Lowe’s Cos., Inc.	233
14	TJX Cos., Inc.	450
		1,593
	Total Short Positions (Proceeds $18,446)	$18,475

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Aerospace & Defense — 0.3%
13	Raytheon Co.	595
	Airlines — 0.5%
29	Copa Holdings S.A., (Panama), Class A	1,184
	Auto Components — 0.8%
29	Autoliv, Inc., (Sweden) (c)	824
46	Johnson Controls, Inc. (c)	1,004
		1,828
	Biotechnology — 1.4%
59	Amgen, Inc. (a)	3,134
	Capital Markets — 6.1%
36	Ameriprise Financial, Inc. (c)	862
59	Bank of New York Mellon Corp. (The)	1,729
41	Goldman Sachs Group, Inc. (The)	5,993
28	Knight Capital Group, Inc., Class A (a) (c)	471
83	Morgan Stanley	2,368
44	State Street Corp.	2,081
		13,504
	Chemicals — 2.8%
50	Ashland, Inc.	1,403
9	CF Industries Holdings, Inc.	697
235	Dow Chemical Co. (The)	3,788
10	Mosaic Co. (The)	454
		6,342
	Commercial Banks — 5.2%
77	BB&T Corp.	1,688
55	PNC Financial Services Group, Inc. (c)	2,130
46	U.S. Bancorp	827
288	Wells Fargo & Co. (c)	6,983
		11,628
	Commercial Services & Supplies — 0.3%
25	Pitney Bowes, Inc. (c)	547
17	R.R. Donnelley & Sons Co.	199
		746
	Computers & Peripherals — 2.8%
85	Dell, Inc. (a)	1,170
71	Hewlett-Packard Co.	2,744
7	International Business Machines Corp.	721
44	SanDisk Corp. (a) (c)	644
35	Western Digital Corp. (a) (c)	925
		6,204
	Construction & Engineering — 0.4%
16	URS Corp. (a)	782
	Consumer Finance — 1.3%
74	Capital One Financial Corp. (c)	1,619
125	SLM Corp. (a)	1,281
		2,900
	Containers & Packaging — 0.4%
65	Temple-Inland, Inc. (c)	852
	Diversified Financial Services — 3.9%
595	Bank of America Corp.	7,860
248	Citigroup, Inc. (c)	737
		8,597
	Diversified Telecommunication Services — 5.2%
104	AT&T, Inc.	2,593
17	Embarq Corp.	722
72	Frontier Communications Corp.	511
253	Verizon Communications, Inc.	7,763
		11,589
	Electric Utilities — 3.1%
127	American Electric Power Co., Inc. (c)	3,675
156	Duke Energy Corp. (c)	2,274
32	Pinnacle West Capital Corp. (c)	977
		6,926
	Energy Equipment & Services — 4.5%
18	ENSCO International, Inc.	627
43	National Oilwell Varco, Inc. (a)	1,401
63	Noble Corp.	1,906
36	Oil States International, Inc. (a)	879
47	Rowan Cos., Inc.	904
21	Tidewater, Inc.	879
45	Transocean Ltd., (Switzerland) (a) (c)	3,343
		9,939
	Food & Staples Retailing — 1.1%
41	Safeway, Inc. (c)	835
47	SUPERVALU, Inc. (c)	605
22	Wal-Mart Stores, Inc.	1,080
		2,520
	Food Products — 2.1%
94	Archer-Daniels-Midland Co.	2,509
38	Dean Foods Co. (a) (c)	737
103	Del Monte Foods Co.	963
28	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	457
		4,666

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   39

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS JUNE 30, 2009 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 0.8%
28	AGL Resources, Inc.	903
35	UGI Corp.	890
		1,793
	Health Care Providers & Services — 2.8%
41	Aetna, Inc.	1,034
39	CIGNA Corp.	929
12	Community Health Systems, Inc. (a) (c)	311
17	Emergency Medical Services Corp., Class A (a) (c)	630
21	LifePoint Hospitals, Inc. (a)	559
10	McKesson Corp.	436
35	Omnicare, Inc. (c)	891
29	WellPoint, Inc. (a)	1,458
		6,248
	Hotels, Restaurants & Leisure — 0.6%
61	Royal Caribbean Cruises Ltd. (c)	823
45	Wyndham Worldwide Corp. (c)	543
		1,366
	Household Durables — 0.3%
17	Stanley Works (The)	589
	Household Products — 1.2%
17	Energizer Holdings, Inc. (a)	862
35	Kimberly-Clark Corp.	1,835
		2,697
	Independent Power Producers & Energy Traders — 0.4%
61	Mirant Corp. (a)	955
	Industrial Conglomerates — 2.5%
478	General Electric Co.	5,603
	Insurance — 4.9%
70	ACE Ltd., (Switzerland)	3,103
16	Allied World Assurance Co. Holdings Ltd., (Bermuda)	668
8	Arch Capital Group Ltd., (Bermuda) (a)	454
46	MetLife, Inc. (c)	1,380
38	Prudential Financial, Inc.	1,429
93	Travelers Cos., Inc. (The)	3,796
		10,830
	IT Services — 0.6%
13	Alliance Data Systems Corp. (a) (c)	515
17	Computer Sciences Corp. (a)	757
		1,272
	Machinery — 3.8%
101	Caterpillar, Inc. (c)	3,334
15	Deere & Co.	607
36	Gardner Denver, Inc. (a)	917
23	Joy Global, Inc.	832
23	Navistar International Corp. (a)	1,003
17	PACCAR, Inc. (c)	556
25	Parker Hannifin Corp. (c)	1,074
16	Trinity Industries, Inc. (c)	218
		8,541
	Media — 4.0%
195	Time Warner, Inc.	4,908
172	Walt Disney Co. (The)	4,014
		8,922
	Metals & Mining — 2.0%
71	Freeport-McMoRan Copper & Gold, Inc. (c)	3,568
26	United States Steel Corp. (c)	924
		4,492
	Multiline Retail — 0.7%
139	Macy’s, Inc. (c)	1,629
	Multi-Utilities — 1.7%
12	Consolidated Edison, Inc.	449
69	Sempra Energy	3,434
		3,883
	Oil, Gas & Consumable Fuels — 15.4%
31	Apache Corp.	2,222
70	Chesapeake Energy Corp.	1,392
125	Chevron Corp.	8,298
33	ConocoPhillips	1,369
174	Exxon Mobil Corp.	12,196
27	Newfield Exploration Co. (a)	869
47	Occidental Petroleum Corp.	3,106
25	Overseas Shipholding Group, Inc.	861
37	Pioneer Natural Resources Co.	933
85	XTO Energy, Inc.	3,231
		34,477
	Personal Products — 0.4%
25	Herbalife Ltd., (Cayman Islands)	793
	Pharmaceuticals — 5.6%
27	Endo Pharmaceuticals Holdings, Inc. (a)	492
49	Merck & Co., Inc.	1,367
476	Pfizer, Inc.	7,147
23	Watson Pharmaceuticals, Inc. (a) (c)	758
61	Wyeth	2,755
		12,519

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 1.9%
10	Alexandria Real Estate Equities, Inc.	372
28	Annaly Capital Management, Inc.	428
84	CBL & Associates Properties, Inc.	451
29	Duke Realty Corp. (c)	254
42	Kimco Realty Corp. (c)	425
18	Liberty Property Trust	412
19	Mack-Cali Realty Corp.	433
70	ProLogis	562
7	Public Storage (c)	426
26	Senior Housing Properties Trust (c)	424
		4,187
	Road & Rail — 1.7%
13	Con-way, Inc.	470
20	CSX Corp.	682
73	Norfolk Southern Corp. (c)	2,740
		3,892
	Semiconductors & Semiconductor Equipment — 0.9%
10	Broadcom Corp., Class A (a) (c)	255
23	Intersil Corp., Class A (c)	290
101	LSI Corp. (a) (c)	461
32	National Semiconductor Corp.	403
15	Novellus Systems, Inc. (a) (c)	255
15	Xilinx, Inc. (c)	313
		1,977
	Specialty Retail — 1.2%
67	Foot Locker, Inc. (c)	704
131	Office Depot, Inc. (a)	597
50	RadioShack Corp.	697
38	Rent-A-Center, Inc. (a)	681
		2,679
	Textiles, Apparel & Luxury Goods — 0.4%
75	Jones Apparel Group, Inc.	803
	Tobacco — 1.8%
203	Altria Group, Inc.	3,335
6	Lorillard, Inc.	379
10	Reynolds American, Inc. (c)	367
		4,081
	Trading Companies & Distributors — 0.4%
36	WESCO International, Inc. (a)	909
	Water Utilities — 0.4%
50	American Water Works Co., Inc.	950
	Wireless Telecommunication Services — 0.9%
425	Sprint Nextel Corp. (a) (c)	2,045
	Total Long-Term Investments (Cost $229,569)	222,068
Short-Term Investment — 1.9%
	Investment Company — 1.9%
4,331	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $4,331)	4,331
Investment of Cash Collateral for Securities on Loan — 18.8%
	Investment Company — 18.8%
41,960	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $41,960)	41,960
	Total Investments — 120.2% (Cost $275,860)	268,359
	Liabilities in Excess of Other Assets — (20.2)%	(45,067)
	NET ASSETS — 100.0%	$223,292

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	S&P 500 Index	09/17/09	$1,144	$(12)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   41

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(l)—	The rate shown is the current yield as of June 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   43

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,565,564	$642,234	$366,179
Investments in affiliates, at value	315,871	122,555	13,954
Total investment securities, at value	1,881,435	764,789	380,133
Cash	—	1	1
Deposits at broker for futures contracts	9,000	—	135
Receivables:
Investment securities sold	16,967	53,958	11,946
Fund shares sold	744	140	527
Interest and dividends	2,722	1,090	663
Due from advisor	—	—	6
Total Assets	1,910,868	819,978	393,411

LIABILITIES:
Payables:
Due to custodian	3,794	—	—
Dividends	—	—	681
Investment securities purchased	22,809	70,263	8,009
Collateral for securities lending program	279,618	105,971	24,089
Fund shares redeemed	4,332	1,088	957
Variation margin on futures contracts	244	—	31
Accrued liabilities:
Investment advisory fees	901	306	128
Administration fees	118	22	50
Shareholder servicing fees	263	96	6
Distribution fees	19	24	40
Custodian and accounting fees	94	59	26
Trustees’ and Chief Compliance Officer’s fees	3	—	3
Other	317	272	313
Total Liabilities	312,512	178,101	34,333
Net Assets	$1,598,356	$641,877	$359,078

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$2,427,095	$1,248,805	$532,390
Accumulated undistributed (distributions in excess of) net investment income	32,152	3,729	195
Accumulated net realized gains (losses)	(916,796)	(640,332)	(104,737)
Net unrealized appreciation (depreciation)	55,905	29,675	(68,770)
Total Net Assets	$1,598,356	$641,877	$359,078

Net Assets:
Class A	$56,213	$49,749	$105,702
Class B	—	—	11,745
Class C	11,270	21,746	16,706
Class R2	49	50	—
Class R5	84,934	74,460	—
Select Class	1,445,890	495,872	224,925
Total	$1,598,356	$641,877	$359,078

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,426	3,151	11,097
Class B	—	—	1,361
Class C	692	1,395	1,934
Class R2	3	3	—
Class R5	5,156	4,705	—
Select Class	87,572	31,220	22,859

Net Asset Value:
Class A — Redemption price per share	$16.41	$15.79	$9.53
Class B — Offering price per share (a)	—	—	8.63
Class C — Offering price per share (a)	16.28	15.59	8.64
Class R2 — Offering and redemption price per share	16.29	15.65	—
Class R5 — Offering and redemption price per share	16.47	15.83	—
Select Class — Offering and redemption price per share	16.51	15.88	9.84
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.32	$16.66	$10.06

Cost of investments in non-affiliates	$1,510,034	$612,559	$434,737
Cost of investments in affiliates	315,871	122,555	13,954
Value of securities on loan	270,748	102,071	23,410

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   45

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Plus Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$10,037		$108,528	$222,068
Investments in affiliates, at value	147		356	46,291
Total investment securities, at value	10,184		108,884	268,359
Cash	—	(a)	584	—
Deposits at broker for futures contracts	—		—	866
Receivables:
Investment securities sold	487		8,377	14,456
Fund shares sold	5		36	284
Interest and dividends	14		104	360
Due from Advisor	13		—	—
Total Assets	10,703		117,985	284,325

LIABILITIES:
Payables:
Due to custodian	—		—	66
Dividends	—		—	127
Dividends for securities sold short	—		10	—
Investment securities purchased	546		7,756	18,171
Securities sold short, at value	—		18,475	—
Collateral for securities lending program	—		—	41,960
Fund shares redeemed	21		10	363
Variation margin on futures contracts	—		—	7
Accrued liabilities:
Investment advisory fees	—		61	59
Administration fees	—	(a)	4	7
Shareholder servicing fees	—		—	36
Distribution fees	3		3	39
Custodian and accounting fees	19		16	24
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)
Other	46		54	174
Total Liabilities	635		26,390	61,033
Net Assets	$10,068		$91,595	$223,292

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$18,928	$106,289	$384,427
Accumulated undistributed (distributions in excess of) net investment income	127	310	(21)
Accumulated net realized gains (losses)	(9,223)	(20,695)	(153,601)
Net unrealized appreciation (depreciation)	236	5,691	(7,513)
Total Net Assets	$10,068	$91,595	$223,292

Net Assets:
Class A	$6,582	$13,729	$90,931
Class C	2,384	98	31,875
Class R2	—	—	46
Class R5	—	—	7,933
Select Class	1,102	77,768	92,507
Total	$10,068	$91,595	$223,292

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	490	1,272	5,522
Class C	180	9	1,948
Class R2	—	—	3
Class R5	—	—	480
Select Class	82	7,186	5,602

Net Asset Value:
Class A — Redemption price per share	$13.42	$10.79	$16.47
Class C — Offering price per share (b)	13.27	10.61	16.37
Class R2 — Offering and redemption price per share	—	—	16.46
Class R5 — Offering and redemption price per share	—	—	16.53
Select Class — Offering and redemption price per share	13.46	10.82	16.51
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.16	$11.39	$17.38

Cost of investments in non-affiliates	$9,801	$102,808	$229,569
Cost of investments in affiliates	147	356	46,291
Value of securities on loan	—	—	40,394
Proceeds from securities sold short	—	18,446	—

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   47

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$4
Dividend income from non-affiliates	53,009		18,551		9,760
Interest income from affiliates	10		1		—
Dividend income from affiliates(a)	585		329		160
Income from securities lending (net)	1,153		443		375
Total investment income	54,757		19,324		10,299

EXPENSES:
Investment advisory fees	14,358		7,459		2,716
Administration fees	2,350		1,213		445
Distribution fees:
Class A	191		171		303
Class B	—		—		105
Class C	113		213		146
Class R2	—	(b)	—	(b)	—
Shareholder servicing fees:
Class A	191		171		303
Class B	—		—		35
Class C	38		71		49
Class R2	—	(b)	—	(b)	—
Class R5	54		55		—
Select Class	5,025		2,353		644
Custodian and accounting fees	160		110		47
Interest expense to affiliates	1		1		—	(b)
Professional fees	100		74		60
Trustees’ and Chief Compliance Officer’s fees	24		13		5
Printing and mailing costs	115		128		104
Registration and filing fees	99		58		74
Transfer agent fees	771		728		899
Other	20		22		26
Total expenses	23,610		12,840		5,961
Less amounts waived	(1,430)		(1,198)		(1,236)
Less earnings credits	—	(b)	—	(b)	—	(b)
Less expense reimbursements	—		—		(6)
Net expenses	22,180		11,642		4,719
Net investment income (loss)	32,577		7,682		5,580

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(902,901)	$(534,740)	$(105,024)
Futures	(7,009)	1,174	2,044
Payment by affiliate (See Note 3)	—	—	5
Net realized gain (loss)	(909,910)	(533,566)	(102,975)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(173,408)	(141,037)	(103,482)
Futures	2,658	—	(212)
Change in net unrealized appreciation (depreciation)	(170,750)	(141,037)	(103,694)
Net realized/unrealized gains (losses)	(1,080,660)	(674,603)	(206,669)
Change in net assets resulting from operations	$(1,048,083)	$(666,921)	$(201,089)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   49

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009 (continued)

(Amounts in thousands)

	Intrepid Multi Cap Fund		Intrepid Plus Fund		Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$296		$1,391	(c)	$8,273
Dividend income from affiliates (b)	6		22		92
Income from securities lending (net)	—		—		152
Total investment income	302		1,413		8,517

EXPENSES:
Investment advisory fees	87		684		1,671
Administration fees	14		59		275
Distribution fees:
Class A	19		4		279
Class C	23		1		291
Class R2	—		—		—	(a)
Shareholder servicing fees:
Class A	19		4		279
Class C	8		1		97
Class R2	—		—		—	(a)
Class R5	—		—		4
Select Class	7		132		246
Custodian and accounting fees	33		37		40
Interest expense to affiliates	—	(a)	5		—	(a)
Professional fees	53		69		58
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		3
Printing and mailing costs	4		—	(a)	53
Registration and filing fees	31		19		64
Transfer agent fees	47		48		522
Dividend expense on securities sold short	—		163		—
Other	6		8		10
Total expenses	351		1,235		3,892
Less amounts waived	(123)		(288)		(767)
Less earnings credits	—	(a)	—	(a)	—	(a)
Less expense reimbursements	(53)		—		—
Net expenses	175		947		3,125
Net investment income (loss)	127		466		5,392

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(5,801)	$(21,966)	$(116,852)
Futures	(31)	—	(439)
Securities sold short	—	7,907	—
Net realized gain (loss)	(5,832)	(14,059)	(117,291)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(1,328)	2,620	10,457
Futures	—	—	(12)
Securities sold short	—	(3,625)	—
Change in net unrealized appreciation (depreciation)	(1,328)	(1,005)	10,445
Net realized/unrealized gains (losses)	(7,160)	(15,064)	(106,846)
Change in net assets resulting from operations	$(7,033)	$(14,598)	$(101,454)

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Includes prime broker borrowing fees in relation to short sale transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,577	$41,700	$7,682	$7,324
Net realized gain (loss)	(909,910)	69,878	(533,566)	(99,286)
Change in net unrealized appreciation (depreciation)	(170,750)	(752,306)	(141,037)	(114,547)
Change in net assets resulting from operations	(1,048,083)	(640,728)	(666,921)	(206,509)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(508)	(1,158)	(372)	(268)
From net realized gains	(2,634)	(5,680)	—	(2,068)
Class C
From net investment income	—	(118)	—	—
From net realized gains	(500)	(1,351)	—	(814)
Class R2 (a)
From net investment income	(1)	—	(1)	—
From net realized gains	(2)	—	—	—
Class R5
From net investment income	(1,436)	(1,486)	(1,532)	(802)
From net realized gains	(3,900)	(4,663)	—	(2,494)
Select Class
From net investment income	(16,015)	(40,378)	(5,049)	(7,021)
From net realized gains	(62,452)	(172,551)	—	(34,502)
Total distributions to shareholders	(87,448)	(227,385)	(6,954)	(47,969)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(735,034)	(1,841,423)	(910,553)	259,215

NET ASSETS:
Change in net assets	(1,870,565)	(2,709,536)	(1,584,428)	4,737
Beginning of period	3,468,921	6,178,457	2,226,305	2,221,568
End of period	$1,598,356	$3,468,921	$641,877	$2,226,305
Accumulated undistributed (distributions in excess of) net investment income	$32,152	$17,889	$3,729	$3,057

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,580	$2,877	$127	$131
Net realized gain (loss)	(102,975)	18,017	(5,832)	(3,362)
Change in net unrealized appreciation (depreciation)	(103,694)	(145,726)	(1,328)	(3,938)
Change in net assets resulting from operations	(201,089)	(124,832)	(7,033)	(7,169)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,345)	(650)	(31)	(59)
From net realized gains	(2,952)	(23,247)	—	(501)
Class B
From net investment income	(109)	(14)	—	—
From net realized gains	(374)	(3,186)	—	—
Class C
From net investment income	(151)	(21)	—	(4)
From net realized gains	(516)	(4,195)	—	(238)
Select Class
From net investment income	(3,232)	(2,531)	(25)	(94)
From net realized gains	(6,588)	(57,299)	—	(544)
Ultra (a)
From net investment income	(45)	(184)	—	—
From net realized gains	(165)	(2,584)	—	—
Total distributions to shareholders	(15,477)	(93,911)	(56)	(1,440)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(70,498)	(135,580)	(4,513)	(9,973)

NET ASSETS:
Change in net assets	(287,064)	(354,323)	(11,602)	(18,582)
Beginning of period	646,142	1,000,465	21,670	40,252
End of period	$359,078	$646,142	$10,068	$21,670
Accumulated undistributed (distributions in excess of) net investment income	$195	$(503)	$127	$56

(a)	Ultra Shares of Intrepid Mid Cap Fund were liquidated on May 13, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$466	$46	$5,392	$5,875
Net realized gain (loss)	(14,059)	(4,056)	(117,291)	(36,159)
Change in net unrealized appreciation (depreciation)	(1,005)	(6,145)	10,445	(52,488)
Change in net assets resulting from operations	(14,598)	(10,155)	(101,454)	(82,772)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(2,251)	(2,638)
From net realized gains	—	—	—	(1,898)
Class C
From net investment income	—	—	(648)	(572)
From net realized gains	—	—	—	(652)
Class R2 (a)
From net investment income	—	—	(1)	—
Class R5
From net investment income	—	—	(209)	(343)
From net realized gains	—	—	—	(128)
Select Class
From net investment income	(211)	—	(2,266)	(2,219)
From net realized gains	—	—	—	(1,232)
Total distributions to shareholders	(211)	—	(5,375)	(9,682)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	43,386	8,626	(33,714)	12,252

NET ASSETS:
Change in net assets	28,577	(1,529)	(140,543)	(80,202)
Beginning of period	63,018	64,547	363,835	444,037
End of period	$91,595	$63,018	$223,292	$363,835
Accumulated undistributed (distributions in excess of) net investment income	$310	$39	$(21)	$92

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,927	$43,718	$14,800	$76,016
Dividends and distributions reinvested	2,827	6,150	304	1,808
Cost of shares redeemed	(55,125)	(47,634)	(45,423)	(46,162)
Change in net assets from Class A capital transactions	$(16,371)	$2,234	$(30,319)	$31,662
Class C
Proceeds from shares issued	$1,471	$6,970	$3,079	$21,710
Dividends and distributions reinvested	437	1,253	—	575
Cost of shares redeemed	(7,572)	(12,225)	(13,925)	(9,842)
Change in net assets from Class C capital transactions	$(5,664)	$(4,002)	$(10,846)	$12,443
Class R2 (a)
Proceeds from shares issued	$49	$—	$50	$—
Dividends and distributions reinvested	3	—	1	—
Change in net assets from Class R2 capital transactions	$52	$—	$51	$—
Class R5
Proceeds from shares issued	$51,878	$71,779	$34,597	$78,043
Dividends and distributions reinvested	5,336	6,149	1,532	3,296
Cost of shares redeemed	(49,120)	(15,983)	(62,365)	(42,793)
Change in net assets from Class R5 capital transactions	$8,094	$61,945	$(26,236)	$38,546
Select Class
Proceeds from shares issued	$502,861	$556,697	$144,545	$647,508
Dividends and distributions reinvested	15,585	44,578	411	8,807
Cost of shares redeemed	(1,239,591)	(2,502,875)	(988,159)	(479,751)
Change in net assets from Select Class capital transactions	$(721,145)	$(1,901,600)	$(843,203)	$176,564

Total change in net assets from capital transactions	$(735,034)	$(1,841,423)	$(910,553)	$259,215

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	2,123	1,543	900	3,173
Reinvested	182	228	21	75
Redeemed	(3,242)	(1,771)	(2,866)	(1,999)
Change in Class A Shares	(937)	— (b)	(1,945)	1,249
Class C
Issued	80	249	191	908
Reinvested	28	47	—	24
Redeemed	(436)	(453)	(874)	(433)
Change in Class C Shares	(328)	(157)	(683)	499
Class R2 (a)
Issued	3	—	3	—
Reinvested	— (b)	—	— (b)	—
Change in Class R2 Shares	3	—	3	—
Class R5
Issued	2,919	2,638	1,885	3,318
Reinvested	342	226	107	136
Redeemed	(3,378)	(592)	(4,278)	(1,831)
Change in Class R5 Shares	(117)	2,272	(2,286)	1,623
Select Class
Issued	27,756	20,446	8,395	27,283
Reinvested	992	1,642	29	364
Redeemed	(72,307)	(89,791)	(63,611)	(20,661)
Change in Select Class Shares	(43,559)	(67,703)	(55,187)	6,986

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,196	$55,904	$2,578	$8,032
Dividends and distributions reinvested	4,034	22,545	27	424
Cost of shares redeemed	(43,211)	(70,245)	(3,856)	(6,760)
Change in net assets from Class A capital transactions	$(20,981)	$8,204	$(1,251)	$1,696
Class B
Proceeds from shares issued	$1,380	$3,822	$—	$—
Dividends and distributions reinvested	460	3,029	—	—
Cost of shares redeemed	(5,288)	(8,334)	—	—
Change in net assets from Class B capital transactions	$(3,448)	$(1,483)	$—	$—
Class C
Proceeds from shares issued	$3,063	$10,544	$408	$2,644
Dividends and distributions reinvested	584	3,477	—	180
Cost of shares redeemed	(7,891)	(12,709)	(1,438)	(1,858)
Change in net assets from Class C capital transactions	$(4,244)	$1,312	$(1,030)	$966
Select Class
Proceeds from shares issued	$90,185	$128,497	$301	$422
Dividends and distributions reinvested	5,206	31,100	2	168
Cost of shares redeemed	(130,358)	(275,420)	(2,535)	(13,225)
Change in net assets from Select Class capital transactions	$(34,967)	$(115,823)	$(2,232)	$(12,635)
Ultra (a)
Proceeds from shares issued	$740	$6,127	$—	$—
Dividends and distributions reinvested	109	906	—	—
Cost of shares redeemed	(7,707)	(34,823)	—	—
Change in net assets from Ultra capital transactions	$(6,858)	$(27,790)	$—	$—

Total change in net assets from capital transactions	$(70,498)	$(135,580)	$(4,513)	$(9,973)

(a)	Ultra Shares of Intrepid Mid Cap Fund were liquidated on May 13, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	1,828	3,412	190	352
Reinvested	459	1,488	2	19
Redeemed	(4,401)	(4,467)	(278)	(309)
Change in Class A Shares	(2,114)	433	(86)	62
Class B
Issued	151	253	—	—
Reinvested	59	219	—	—
Redeemed	(584)	(579)	—	—
Change in Class B Shares	(374)	(107)	—	—
Class C
Issued	334	707	31	113
Reinvested	74	251	—	8
Redeemed	(859)	(884)	(101)	(87)
Change in Class C Shares	(451)	74	(70)	34
Select Class
Issued	9,499	7,800	26	18
Reinvested	578	1,987	— (b)	7
Redeemed	(13,601)	(17,281)	(210)	(623)
Change in Select Class Shares	(3,524)	(7,494)	(184)	(598)
Ultra (a)
Issued	71	366	—	—
Reinvested	12	58	—	—
Redeemed	(798)	(2,080)	—	—
Change in Ultra Shares	(715)	(1,656)	—	—

(a)	Ultra Shares of Intrepid Mid Cap Fund were liquidated on May 13, 2009.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Intrepid Plus Fund		Intrepid Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,873	$1,670	$31,855	$85,719
Dividends and distributions reinvested	—	—	2,107	4,068
Cost of shares redeemed	(955)	(579)	(58,000)	(95,210)
Change in net assets from Class A capital transactions	$12,918	$1,091	$(24,038)	$(5,423)
Class C
Proceeds from shares issued	$32	$539	$6,351	$23,436
Dividends and distributions reinvested	—	—	474	863
Cost of shares redeemed	(196)	(621)	(16,570)	(21,153)
Change in net assets from Class C capital transactions	$(164)	$(82)	$(9,745)	$3,146
Class R2 (a)
Proceeds from shares issued	$—	$—	$50	$—
Dividends and distributions reinvested	—	—	1	—
Change in net assets from Class R2 capital transactions	$—	$—	$51	$—
Class R5
Proceeds from shares issued	$—	$—	$1,058	$5,174
Dividends and distributions reinvested	—	—	209	372
Cost of shares redeemed	—	—	(1,642)	(32,379)
Change in net assets from Class R5 capital transactions	$—	$—	$(375)	$(26,833)
Select Class
Proceeds from shares issued	$39,149	$10,790	$55,607	$102,145
Dividends and distributions reinvested	2	—	1,807	2,763
Cost of shares redeemed	(8,519)	(3,173)	(57,021)	(63,546)
Change in net assets from Select Class capital transactions	$30,632	$7,617	$393	$41,362

Total change in net assets from capital transactions	$43,386	$8,626	$(33,714)	$12,252

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	1,267	104	1,795	3,120
Reinvested	—	—	129	156
Redeemed	(94)	(38)	(3,337)	(3,595)
Change in Class A Shares	1,173	66	(1,413)	(319)
Class C
Issued	2	35	364	856
Reinvested	—	—	30	33
Redeemed	(19)	(42)	(941)	(809)
Change in Class C Shares	(17)	(7)	(547)	80
Class R2 (a)
Issued	—	—	3	—
Reinvested	—	—	— (b)	—
Change in Class R2 Shares	—	—	3	—
Class R5
Issued	—	—	62	185
Reinvested	—	—	13	14
Redeemed	—	—	(93)	(1,128)
Change in Class R5 Shares	—	—	(18)	(929)
Select Class
Issued	4,030	666	3,262	3,759
Reinvested	— (b)	—	110	107
Redeemed	(828)	(197)	(3,333)	(2,416)
Change in Select Class Shares	3,202	469	39	1,450

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2009

(Amounts in thousands)

Intrepid Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(14,598)

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(396,054)
Proceeds from disposition of investment securities	346,166
Covers of investment securities sold short	(111,814)
Proceeds from investment securities sold short	119,213
Sales of short-term investments, net	76
Unrealized appreciation/depreciation on investments	(2,620)
Unrealized appreciation/depreciation on investment securities sold short	3,625
Realized gain/loss on investments	21,966
Realized gain/loss on investment securities sold short	(7,907)
Increase in receivable for investment securities sold	(8,377)
Increase in interest and dividends receivable	(17)
Increase in payable for investment securities purchased	7,756
Increase in accrued expenses and other liabilities	17
Net cash provided (used) by operating activities	(42,568)

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	53,018
Net cost of shares redeemed	(9,660)
Cash distributions paid to shareholders (net of reinvestments of $2)	(209)
Net cash provided (used) by financing activities	43,149
Net increase in cash	581

Cash:
Beginning of period	3
End of period	$584

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2009	$24.32	$0.22	(e)	$(7.42)	$(7.20)	$(0.11)	$(0.60)	$(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006 (g)	24.27	0.10	(e)	0.88	0.98	—	—	—
February 19, 2005(h) through December 31, 2005	22.62	0.15	(e)	1.60	1.75	(0.10)	—	(0.10)

Class C
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006 (g)	24.19	0.03	(e)	0.88	0.91	—	—	—
February 19, 2005(h) through December 31, 2005	22.62	0.06	(e)	1.58	1.64	(0.07)	—	(0.07)

Class R2
November 3, 2008(h) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006(h) through June 30, 2006 (g)	25.58	0.05	(e)	(0.29)	(0.24)	—	—	—

Select Class
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006 (g)	24.32	0.13	(e)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20	(e)	1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$16.41	(29.40)%	$56,213	1.25%		1.25%	1.32%	125%
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47
24.27	7.75	12,715	1.25		0.75	1.29	109

16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47
24.19	7.25	3,267	1.75		0.28	1.79	109

16.29	(2.49)	49	1.50		1.30	1.59	125

16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81
25.34	(0.94)	13,414	0.80		1.36	0.84	47

16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81
25.33	4.15	4,427,776	1.00		1.01	1.04	47
24.32	9.28	3,016,460	1.00		0.86	1.05	109
22.35	12.68	358,846	1.00		0.83	1.21	97

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Year Ended June 30, 2009	$22.03	$0.09	(e)	$(6.24)	$(6.15)	$(0.09)	$—	$(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006 (f)	20.67	0.02	(e)	0.16	0.18	—	—	—
February 19, 2005 (g) through December 31, 2005	19.01	0.03	(e)	1.66	1.69	(0.02)	(0.01)	(0.03)

Class C
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (h)	—	— (h)
January 1, 2006 through June 30, 2006 (f)	20.59	(0.03	)(e)	0.14	0.11	—	—	—
February 19, 2005 (g) through December 31, 2005	19.01	(0.04	)(e)	1.64	1.60	(0.01)	(0.01)	(0.02)

Class R2
November 3, 2008 (g) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (g) through June 30, 2006 (f)	21.23	0.02	(e)	(0.36)	(0.34)	—	—	—

Select Class
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 (f)	20.70	0.04	(e)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(e)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$15.79	(27.88)%	$49,749	1.25%	0.53%	1.37%	121%
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130
20.85	0.87	17,756	1.25	0.19	1.30	73
20.67	8.90	3,919	1.25	0.20	1.50	130

15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130
20.70	0.53	7,844	1.75	(0.30)	1.80	73
20.59	8.44	1,941	1.75	(0.25)	1.91	130

15.65	0.07	50	1.50	0.80	1.68	121

15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130
20.89	0.92	1,226,474	1.00	0.42	1.05	73
20.70	8.79	728,987	1.00	0.52	1.11	130
19.07	10.45	7,795	1.00	(0.06)	2.62	127

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2009	$14.39	$0.12	(c)	$(4.61	)(d)	$(4.49)	$(0.12)	$(0.25)	$(0.37)
Year Ended June 30, 2008	18.57	0.04	(c)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(c)	2.94		2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(c)	2.97		3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11		3.07	(0.02)	(1.09)	(1.11)

Class B
Year Ended June 30, 2009	13.11	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(c)	2.73		2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(c)	2.81		2.75	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19		2.82	—	(1.09)	(1.09)

Class C
Year Ended June 30, 2009	13.12	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(c)	2.74		2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(c)	2.81		2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92		2.82	—	(1.09)	(1.09)

Select Class
Year Ended June 30, 2009	14.83	0.15	(c)	(4.75	)(d)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(c)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(c)	3.03		3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(c)	3.03		3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08		3.17	(0.05)	(1.09)	(1.14)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(e)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$9.53	(30.94	)%(d)	$105,702	1.24%	1.22%	1.55%	64%
14.39	(13.02	)(e)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117
17.33	16.32		165,869	1.23	0.26	1.34	136
20.61	16.95		115,995	1.21	0.07	1.32	131

8.63	(31.38	)(d)	11,745	1.85	0.60	2.04	64
13.11	(13.61	)(e)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136
19.68	16.20		13,827	1.90	(0.63)	1.92	131

8.64	(31.35	)(d)	16,706	1.85	0.61	2.05	64
13.12	(13.60	)(e)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117
16.19	15.64		22,849	1.83	(0.29)	1.84	136
19.68	16.20		7,817	1.89	(0.60)	1.92	131

9.84	(30.77	)(d)	224,925	0.99	1.48	1.30	64
14.83	(12.89	)(e)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136
20.96	17.25		670,678	0.96	0.30	1.00	131

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Year Ended June 30, 2009	$19.88	$0.14	(e)	$(6.54)	$(6.40)	$(0.06)	$—	$(0.06)
Year Ended June 30, 2008	25.22	0.10	(e)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(e)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (f)	21.38	0.05	(e)	0.87	0.92	—	—	—
February 18, 2005 (g) through December 31, 2005	23.00	0.13	(e)	1.62	1.75	(0.20)	(3.17)	(3.37)

Class C
Year Ended June 30, 2009	19.65	0.07	(e)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(e)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(e)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 200 6(f)	21.31	—	(e)(i)	0.86	0.86	—	—	—
February 18, 2005 (g) through December 31, 2005	23.00	0.05	(e)	1.60	1.65	(0.17)	(3.17)	(3.34)

Select Class
Year Ended June 30, 2009	19.97	0.18	(e)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(e)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(e)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (f)	21.41	0.07	(e)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(e)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Includes interest expense of 0.01%.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.42	(32.17)%	$6,582	1.25%		1.01%	2.60%	105%
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89
22.30	4.30	4,335	1.25		0.46	2.39	79
21.38	7.53	697	1.25		0.67	2.05	177

13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(h)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89
22.17	4.04	1,424	1.75		(0.02)	2.90	79
21.31	7.09	164	1.75		0.23	2.54	177

13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89
22.35	4.39	15,689	1.00		0.61	2.06	79
21.41	6.59	19,617	1.00		0.93	1.70	177
23.25	16.01	18,932	1.00		0.60	1.77	99

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Intrepid Plus Fund
Class A
Year Ended June 30, 2009	$15.26	$0.03	(f)	$(4.50)	$(4.47)	$—	$10.79
Year Ended June 30, 2008	17.98	(0.01	)(f)	(2.71)	(2.72)	—	15.26
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	17.98
January 31, 2006 (g) through June 30, 2006	15.00	(0.01	)(f)	0.16	0.15	—	15.15

Class C
Year Ended June 30, 2009	15.08	—	(f)(h)	(4.47)	(4.47)	—	10.61
Year Ended June 30, 2008	17.85	(0.10	)(f)	(2.67)	(2.77)	—	15.08
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	17.85
January 31, 2006 (g) through June 30, 2006	15.00	(0.04	)(f)	0.16	0.12	—	15.12

Select Class
Year Ended June 30, 2009	15.34	0.09	(f)	(4.56)	(4.47)	(0.05)	10.82
Year Ended June 30, 2008	18.02	0.01	(f)	(2.69)	(2.68)	—	15.34
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	18.02
January 31, 2006 (g) through June 30, 2006	15.00	—	(f)(h)	0.17	0.17	—	15.17

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)	Net expenses (excluding dividend expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (e)

(29.29)%	$13,729	1.85%	1.55%	0.33%	2.46%	2.16%	504%	678%
(15.13)	1,506	2.09	1.75	(0.08)	2.46	2.12	125	—
18.68	599	2.33	1.75	(0.54)	2.70	2.12	108	—
1.00	505	2.32	1.75	(0.11)	4.40	3.83	43	—

(29.64)	98	2.53	2.23	(0.02)	2.98	2.69	504	678
(15.52)	388	2.59	2.25	(0.64)	2.95	2.61	125	—
18.06	595	2.83	2.25	(1.04)	3.20	2.62	108	—
0.80	504	2.82	2.25	(0.61)	4.90	4.33	43	—

(29.11)	77,768	1.72	1.43	0.86	2.25	1.95	504	678
(14.87)	61,124	1.84	1.50	0.08	2.20	1.86	125	—
18.89	63,353	2.08	1.50	(0.29)	2.45	1.87	108	—
1.13	58,084	2.07	1.50	0.06	2.95	2.38	43	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2009	$23.48	$0.37	(e)	$(7.00)	$(6.63)	$(0.38)	$—	$(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006(f)	22.94	0.15	(e)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005(g) through December 31, 2005	22.14	0.29	(e)	1.57	1.86	(0.31)	(0.75)	(1.06)

Class C
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006(f)	22.89	0.10	(e)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005(g) through December 31, 2005	22.14	0.16	(e)	1.59	1.75	(0.25)	(0.75)	(1.00)

Class R2
November 3, 2008(g) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006(g) through June 30, 2006(f)	24.84	0.05	(e)	0.01	0.06	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006(f)	22.97	0.17	(e)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(e)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$16.47	(28.20)%	$90,931	1.25%	2.06%	1.54%	107%
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59
24.78	8.55	21,757	1.25	1.27	1.75	53
22.94	8.44	3,209	1.25	1.44	1.60	112

16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59
24.69	8.26	8,013	1.75	0.79	2.25	53
22.89	7.95	482	1.75	0.81	2.17	112

16.46	(7.15)	46	1.50	2.02	1.87	107

16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53
22.97	10.14	31,276	1.00	1.29	1.55	112
21.85	17.51	15,510	1.00	1.25	2.08	98

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5, and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5, and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C and Select Class	JPM I	Diversified
Intrepid Plus Fund	Class A, Class C and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, and Select Class	JPM I	Diversified

Class R2 commenced operations on November 3, 2008 for the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund.

Ultra Shares of the Intrepid Mid Cap Fund were liquidated on May 13, 2009.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5 and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

74   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Liabilities in Securities Sold Short †	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Intrepid America Fund #
Level 1 — Quoted prices	$1,881,435	$—	$375	$—
Level 2 — Other significant observable inputs		—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$1,881,435	$—	$375	$—
Intrepid Growth Fund #
Level 1 — Quoted prices	$764,789	$—	$—	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$764,789	$—	$—	$—
Intrepid Mid Cap Fund ##
Level 1 — Quoted prices	$362,463	$—	$—	$(212)
Level 2 — Other significant observable inputs	17,670	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$380,133	$—	$—	$(212)
Intrepid Multi Cap Fund #
Level 1 — Quoted prices	$10,184	$—	$—	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$10,184	$—	$—	$—
Intrepid Plus Fund #
Level 1 — Quoted prices	$108,884	$(18,475)	$—	$—
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$108,884	$(18,475)	$—	$—
Intrepid Value Fund #
Level 1 — Quoted prices	$268,359	$—	$—	$(12)
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—
Total	$268,359	$—	$—	$(12)

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedules of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral and a certificate of deposit and corporate notes that are held as investments of cash collateral for securities on loan. Please refer to the SOI for industry specifics of the portfolio holdings.

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

B.  Futures Contracts — The Funds may use index future contracts to gain exposure to the stock market, enhance returns, maintain liquidity and minimize transaction costs. The Funds may buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit to the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments (variation margin) are made or received by the Funds periodically, based on changes in the market value of open futures contracts. Variation margin is recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities pledged for initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin are also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the future’s contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notional values are used to express the volume of future contract activity. These values are disclosed in the accompanying Schedule of Investments.

C.  Short Sales — The Intrepid Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statements of Operations. Prime broker borrowing fees and/or income is included in Dividend income from non-affiliates in the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

As of June 30, 2009, the Intrepid Plus Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

D.  Securities Lending — Each Fund (except Intrepid Multi Cap Fund and Intrepid Plus Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Investment Advisors Inc. (“JPMIA”, together with JPMIM, each an “Advisor” and collectively the “Advisors”), in order to generate additional income. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund. JPMCB serves as lending agent for Intrepid Mid Cap Fund. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statements of Operations. For the period ended June 30, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

Intrepid America Fund	$896
Intrepid Growth Fund	757
Intrepid Mid Cap Fund	100
Intrepid Value Fund	93

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less

76   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

Fund	Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized Gain (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
Intrepid America Fund	$270,748	$279,618	$—	$279,618
Intrepid Growth Fund	102,071	105,971	—	105,971
Intrepid Mid Cap Fund	23,410	24,089	(352)	23,737
Intrepid Value Fund	40,394	41,960	—	41,960

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

Effective September 2008, the Funds began investing cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$53
Intrepid Growth Fund	35
Intrepid Mid Cap Fund	7
Intrepid Value Fund	5

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

Effective September 2, 2008, JPMCB is entitled to lending agent fees, in accordance with the lending agreement, equal to 0.03% and 0.09% of the average dollar value of loans outstanding during the month of U.S. and non-U.S. securities, respectively. Prior to September 2, 2008, JPMCB was entitled to fees, in accordance with the lending agreement, equal to 0.06%, and 0.1142%, based upon the value of collateral received from borrowers for each loan of U.S. securities and non-U.S. securities, respectively. JPMCB had voluntarily reduced its fees for the period March 1, 2008 to September 1, 2008 to 0.03% and 0.09% for each loan of U.S. and non-U.S. securities, respectively.

The Funds paid lending agent fees to JPMCB as follows for the year ended June 30, 2009 (amounts in thousands):

Lending Agent Fees Paid
Intrepid Mid Cap Fund	$10

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Intrepid America Fund	$—		$(354)	$354
Intrepid Growth Fund	—		(56)	56
Intrepid Mid Cap Fund	—	(a)	— (a)	—	(a)
Intrepid Multi Cap Fund	—		— (a)	—	(a)
Intrepid Plus Fund	167		16	(183)
Intrepid Value Fund	—		(130)	130

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (for Intrepid America Fund, Intrepid Growth Fund, Intrepid Plus Fund and Intrepid Value Fund), distributions from investments in regulated investment companies (for Intrepid Multi Cap Fund), distribution reclassifications (for Intrepid Mid Cap Fund), non-taxable special dividends (for Intrepid Mid Cap Fund, Intrepid Plus Fund and Intrepid Value Fund) and dividend expense for securities sold short (for Intrepid Plus Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, JPMIM acts as the investment advisor to the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and the Intrepid Value Fund and JPMIA acts as the investment advisor to the Intrepid Mid Cap Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Plus Fund	1.25
Intrepid Value Fund	0.65

78   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2009 were as follows (amounts in thousands):

Intrepid America Fund	$60
Intrepid Growth Fund	27
Intrepid Mid Cap Fund	13
Intrepid Multi Cap Fund	1
Intrepid Plus Fund	2
Intrepid Value Fund	9

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2009, the annual effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Plus Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2009, the Distributor retained the following (amounts in thousands):

	Front End Sales Charge		CDSC
Intrepid America Fund	$13		$7
Intrepid Growth Fund	9		5
Intrepid Mid Cap Fund	44		77
Intrepid Multi Cap Fund	2		1
Intrepid Plus Fund	—	(a)	—	(a)
Intrepid Value Fund	15		26

(a)	Amount rounds to less than $1,000.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

D.  Shareholder Servicing Fees —The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Plus Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class	Ultra Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	1.00%	n/a
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	1.00	n/a
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	0.99	0.83	%*
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	1.00	n/a
Intrepid Plus Fund	1.75	n/a	2.25	n/a	n/a	1.50	n/a
Intrepid Value Fund	1.25	n/a	1.75	1.50	0.80	1.00	n/a

*	Ultra Shares of the Intrepid Mid Cap Fund were liquidated on May 13, 2009.

The contractual expense limitation agreements were in effect for the year ended June 30, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

Effective May 1, 2009, the Advisor, Administrator and Distributor of Intrepid Plus Fund have voluntarily agreed to waive fees and/or reimburse the Intrepid Plus Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Intrepid Plus Fund’s average daily net assets as shown in the table below. Voluntary fee waivers and expense reimbursement may be discontinued at any time.

	Class A	Class C	Select Class
Intrepid Plus Fund	1.40%	1.90%	1.15%

80   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

For the year ended June 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$414	$1,016	$1,430	$—
Intrepid Growth Fund	229	395	574	1,198	—
Intrepid Mid Cap Fund	504	280	409	1,193	6
Intrepid Multi Cap Fund	77	12	34	123	53
Intrepid Plus Fund	84	20	137	241	—
Intrepid Value Fund	417	221	129	767	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid Mid Cap Fund	$17	$26	$—	$43
Intrepid Plus Fund	40	7	—	47

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB made a payment to the Intrepid Mid Cap Fund of approximately $5,000 relating to an operational error.

4. Investment Transactions

During the year ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Intrepid America Fund	$2,769,630	$3,496,137	$—	$—
Intrepid Growth Fund	1,407,821	2,310,359	—	—
Intrepid Mid Cap Fund	260,663	350,228	—	—
Intrepid Multi Cap Fund	14,270	18,278	—	—
Intrepid Plus Fund	396,054	346,166	119,213	111,814
Intrepid Value Fund	276,333	309,898	—	—

During the year ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,908,721	$124,964	$152,250	$(27,286)
Intrepid Growth Fund	749,817	51,051	36,079	14,972
Intrepid Mid Cap Fund	460,260	20,496	100,623	(80,127)
Intrepid Multi Cap Fund	10,371	856	1,043	(187)
Intrepid Plus Fund	107,145	3,406	1,667	1,739
Intrepid Value Fund	293,604	9,910	35,155	(25,245)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$17,960	$69,488	$87,448
Intrepid Growth Fund	6,954	—	6,954
Intrepid Mid Cap Fund	4,662	10,815	15,477
Intrepid Multi Cap Fund	56	—	56
Intrepid Plus Fund	211	—	211
Intrepid Value Fund	5,375	—	5,375

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$80,777	$146,608	$227,385
Intrepid Growth Fund	8,092	39,877	47,969
Intrepid Mid Cap Fund	25,679	68,232	93,911
Intrepid Multi Cap Fund	666	774	1,440
Intrepid Value Fund	7,560	2,122	9,682

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$32,221	$(300,697)	$(27,286)
Intrepid Growth Fund	3,750	(287,786)	14,972
Intrepid Mid Cap Fund	894	(16,268)	(80,127)
Intrepid Multi Cap Fund	126	(4,131)	(187)
Intrepid Plus Fund	310	(8,908)	1,552
Intrepid Value Fund	108	(50,176)	(25,245)

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (for Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi-Cap Fund and Intrepid Plus Fund), wash sale loss deferrals (for Intrepid Mid Cap Fund, Intrepid Plus Fund and Intrepid Value Fund), distributions payable (for Intrepid Mid Cap Fund and Intrepid Value Fund) and post-October loss deferrals.

82   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

As of June 30, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	Total
Intrepid America Fund	$—	$—	$300,697	$ 300,697
Intrepid Growth Fund	—	—	287,786	287,786
Intrepid Mid Cap Fund	—	—	16,268	16,268
Intrepid Multi Cap Fund	—	756	3,375	4,131
Intrepid Plus Fund	2,299	126	6,483	8,908
Intrepid Value Fund	—	8,871	41,305	50,176

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2009, the Funds deferred to July 1, 2009 post-October capital losses of (amounts in thousands):

Capital Losses
Intrepid America Fund	$532,907
Intrepid Growth Fund	337,844
Intrepid Mid Cap Fund	77,112
Intrepid Multi Cap Fund	4,668
Intrepid Plus Fund	7,648
Intrepid Value Fund	85,692

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility as of June 30, 2009. Intrepid Mid Cap Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and Intrepid Value Fund had no borrowings from the unsecured, uncommitted credit facility at any time during the year ended June 30, 2009. Average borrowings from the Facility for the year ended June 30, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Intrepid America Fund	$11,013	5	$1
Intrepid Growth Fund	10,492	2	— (a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund and Intrepid Growth Fund.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

As of June 30, 2009, the Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	25.5%	n/a
Intrepid Growth Fund	28.3%	n/a
Intrepid Mid Cap Fund	33.6%	n/a
Intrepid Plus Fund	51.4%	31.0%

Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA., entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through September 27, 2009.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

84   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Multi Cap Fund, JPMorgan Intrepid Plus Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and cash flows (for JPMorgan Intrepid Plus Fund) and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund, JPMorgan Intrepid Plus Fund, JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2009, the results of each of their operations and cash flows (for JPMorgan Intrepid Plus Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   85

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	134	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	134	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	134	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	134	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	134	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	134	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	134	Trustee, Stratton Mountain School (2001–present)

86   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	134	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	134	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	134	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	134	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	134	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	134
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (134 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   87

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

88   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,033.40	$6.30	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,030.40	8.81	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,032.30	7.56	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R5
Actual	1,000.00	1,035.20	4.04	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	1,034.50	5.04	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Growth Fund
Class A
Actual	1,000.00	1,069.10	6.41	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,065.60	8.96	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Intrepid Growth Fund — Continued
Class R2
Actual	$1,000.00	$1,066.80	$7.69	1.50%
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R5
Actual	1,000.00	1,071.00	4.11	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	1,069.40	5.13	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,065.30	6.35	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	1,061.50	9.56	1.87
Hypothetical	1,000.00	1,015.52	9.35	1.87
Class C
Actual	1,000.00	1,061.40	9.56	1.87
Hypothetical	1,000.00	1,015.52	9.35	1.87
Select Class
Actual	1,000.00	1,066.70	5.07	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,032.30	6.30	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,030.30	8.81	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,033.80	5.04	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Intrepid Plus Fund
Class A
Actual	1,000.00	1,047.60	8.83	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class C
Actual	1,000.00	1,045.30	11.77	2.32
Hypothetical	1,000.00	1,013.29	11.58	2.32
Select Class
Actual	1,000.00	1,049.50	8.23	1.62
Hypothetical	1,000.00	1,016.76	8.10	1.62

90   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
Intrepid Value Fund
Class A
Actual	$1,000.00	$994.60	$6.18	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	992.00	8.64	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	992.90	7.41	1.50
Hypothetical	1,000.00	1,017.36	7.63	1.50
Class R5
Actual	1,000.00	997.00	3.96	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Select Class
Actual	1,000.00	995.40	4.95	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   91

Special Shareholder Meeting Results
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the series of JPM II, including the Intrepid Mid Cap Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313
John F. Finn
In Favor	93,441,137
Withheld	1,027,624
Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740
Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045
Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363
Peter C. Marshall
In Favor	93,503,565
Withheld	965,196
Marilyn McCoy
In Favor	93,509,493
Withheld	959,268
William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968
Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290
Fergus Reid, III
In Favor	93,503,219
Withheld	965,542
Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928
James J. Schonbachler
In Favor	93,504,517
Withheld	964,244
Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

92   J.P. MORGAN INTREPID FUNDS        JUNE 30, 2009

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2009:

Dividends Received Deduction
Intrepid America Fund	100.00%
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Multi Cap Fund	100.00
Intrepid Plus Fund	100.00
Intrepid Value Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	$22,542
Intrepid Growth Fund	6,954
Intrepid Mid Cap Fund	4,882
Intrepid Multi Cap Fund	57
Intrepid Plus Fund	211
Intrepid Value Fund	5,375

Long-Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on their respective tax returns for the fiscal year ended June 30, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution — 15%
Intrepid America Fund	$69,488
Intrepid Mid Cap Fund	10,815

JUNE 30, 2009        J.P. MORGAN INTREPID FUNDS   93

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2009.	AN-INT-609

J.P. Morgan U.S. Equity
Funds

JPMorgan Dynamic Growth Fund
Annual Report
June 30, 2009

JPMorgan Dynamic Growth Fund
Annual Report
June 30, 2009

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Dynamic Growth Fund
President’s Letter (Unaudited)

July 15, 2009

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

The financial storm abates

The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113-year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

Quote

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

U.S. benchmarks remain in negative territory

For stocks, even the strongest second quarter in years couldn’t offset losses of the last year. The Dow Jones Industrial Average closed the 12-month period ended June 30th, 2009, at -22.99%. The other U.S. benchmarks, the S&P 500 Index and the NASDAQ Composite Index, also ended the period in negative territory, returning -26.21% and -19.13%, respectively.

From a style perspective, small caps experienced somewhat smaller losses over the past 12 months (-25.01%, as measured by the Russell 2000 Index) than their large- and mid-cap counterparts (-26.69% and -30.36%, as measured by the Russell 1000 and Russell Midcap Indexes, respectively). In the large-cap space, growth stocks fared better than value stocks, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned -24.50% for the 12-month period, compared to -29.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned -30.33% and -30.52%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned -24.85%, while the Russell 2000 Value Index closed at -25.24%.

1

Treasuries spiked, pushing yields slightly lower

Investors’ willingness to take on riskier assets, such as corporate bonds, contributed to a drop in Treasury prices and higher yields during the second quarter, but overall, yields were down for the 12-month period. Thirty-year Treasuries declined from 4.53% to 4.32%, the benchmark 10-year Treasury dropped from 3.99% to 3.53% and the two-year note fell from 2.63% to 1.13%.

Some investing principles are still “timeless”

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets--rather than the other way around--and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified-- both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan Dynamic Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	November 30, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$1,990,310
Primary Benchmark	Russell 1000 Growth Index

Q. How did the Fund perform?

A. The JPMorgan Dynamic Growth Fund, which seeks long-term capital growth,* returned -29.38%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the -24.50% return for the Russell 1000 Growth Index for the same period.

Q. Why did the Fund perform this way?

A. Throughout the first eight months of this period, the market traded down sharply due to such key themes as economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the world began to intervene. Around mid-March, market sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic data reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, as results of the U.S. banks’ stress test were received positively by the equity market.

In addition to being affected by this market environment,3the Fund underperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and technology sectors as well as an overweight in the materials and processing sector. At the individual stock level, Research in Motion Ltd. detracted from performance. Shares of the mobile phone manufacturer declined as the weakening global economy led to a slowdown in sales for its smart phones. MasterCard Inc. also weighed on returns. Investors bid shares of the company lower after management reduced 2009 revenue guidance due to less-than-expected transaction volumes. Despite this, the Fund held MasterCard given its prospects for international growth and relative insulation from the credit crisis.

On the positive side, an overweight in the healthcare sector, an underweight in the integrated oils sector and stock selection in the financial sector contributed to returns. At the individual stock level, Goldman Sachs Group, Inc. aided results as the investment bank was helped by improving capital markets activity, cutting costs and having lower exposure to consumer finance than their peers. With several key competitors eliminated or crippled, the surviving investment banks should be well-placed to potentially benefit from these improving trends. The Fund also gained from its holding of online retailer Amazon.com Inc., which continued to post strong results in the face of a deteriorating environment. The company was able to maintain pricing power during the current downturn and experienced strong sales of the Kindle e-book reader.

Q. How was the Fund managed?

A. The Fund employed a process that combined research, valuation and stock selection to identify companies with a history of above-average growth or which the Fund believed would achieve above-average growth in the future. Growth companies purchased for the Fund included those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

Potential investments were subjected to rigorous financial analysis and a disciplined approach, which attempted to identify companies with strong fundamentals that were not fully appreciated by the market. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

3

JPMorgan Dynamic Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1. Apple, Inc.	6.2%
2. QUALCOMM, Inc.	6.2
3. Google, Inc., Class A	5.3
4. Gilead Sciences, Inc.	5.2
5. Goldman Sachs Group, Inc. (The)	4.9
6. Teva Pharmaceutical Industries Ltd., (Israel), ADR	4.8
7. Amazon.com, Inc.	4.5
8. MasterCard, Inc., Class A	4.0
9. Express Scripts, Inc.	3.7
10. NetApp, Inc.	3.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	35.7%
Health Care	18.6
Consumer Discretionary	12.5
Financials	9.7
Energy	6.5
Industrials	5.8
Materials	4.2
Consumer Staples	3.4
Telecommunication Services	1.7
Short-Term Investment	1.9

*	The Advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2009. The Fund’s composition is subject to change.

4

JPMorgan Dynamic Growth Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	11/30/07
Without Sales Charge		(29.57)%	(23.02)%
With Sales Charge*		(33.27)	(25.59)

CLASS C SHARES	11/30/07
Without CDSC		(29.91)	(23.37)
With CDSC**		(30.91)	(23.37)

CLASS R5 SHARES	11/30/07	(29.27)	(22.66)
SELECT CLASS SHARES	11/30/07	(29.38)	(22.81)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

JPMorgan Dynamic Growth Fund

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE ($)

Long-Term Investments — 101.2%
	Common Stocks — 101.2%
	Air Freight & Logistics — 2.2%
850	C.H. Robinson Worldwide, Inc.	44,328

	Biotechnology — 9.0%
1,500	Celgene Corp. (a)	71,760
2,300	Gilead Sciences, Inc. (a)	107,732

		179,492

	Capital Markets — 10.1%
3,900	Charles Schwab Corp. (The)	68,406
680	Goldman Sachs Group, Inc. (The)	100,259
750	T. Rowe Price Group, Inc.	31,253

	Chemicals — 2.5%	199,918

200	Monsanto Co.	14,868
500	Praxair, Inc.	35,535

		50,403

	Communications Equipment — 7.1%
2,800	QUALCOMM, Inc.	126,560
200	Research In Motion Ltd., (Canada) (a)	14,210

		140,770

	Computers & Peripherals — 10.2%
900	Apple, Inc. (a)	128,187
3,800	NetApp, Inc. (a)	74,936

		203,123

	Construction & Engineering — 0.5%
200	Fluor Corp.	10,258

	Electronic Equipment, Instruments &
	Components — 1.4%
900	Amphenol Corp., Class A	28,476

	Energy Equipment & Services — 2.7%
200	Oceaneering International, Inc. (a)	9,040
600	Transocean Ltd., (Switzerland) (a)	44,574

		53,614

	Health Care Providers & Services — 3.8%
1,100	Express Scripts, Inc. (a)	75,625

	Hotels, Restaurants & Leisure — 2.3%
250	McDonald’s Corp.	14,372
1,400	Starwood Hotels & Resorts Worldwide, Inc.	31,080

		45,452

	Household Products — 3.6%
1,000	Colgate-Palmolive Co.	70,740

	Internet & Catalog Retail — 4.6%
1,100	Amazon.com, Inc. (a)	92,026

	Internet Software & Services — 5.5%
260	Google, Inc., Class A (a)	109,613

	IT Services — 4.1%
490	MasterCard, Inc., Class A	81,982

	Life Sciences Tools & Services — 1.4%
700	Illumina, Inc. (a)	27,258

	Metals & Mining — 1.8%
700	Freeport-McMoRan Copper & Gold,Inc.	35,077

	Oil, Gas & Consumable Fuels — 4.0%
950	Occidental Petroleum Corp.	62,520
800	PetroHawk Energy Corp. (a)	17,840

		80,360

	Pharmaceuticals — 5.0%
2,000	Teva Pharmaceutical Industries Ltd., (Israel), ADR	98,680

	Road & Rail — 3.3%
1,250	Union Pacific Corp.	65,075

	Semiconductors & Semiconductor Equipment — 2.4%
5,100	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	47,991

	Software — 6.0%
5,700	Activision Blizzard, Inc. (a)	71,991
1,700	Adobe Systems, Inc. (a)	48,110

		120,101

	Specialty Retail — 3.7%
150	AutoZone, Inc. (a)	22,667
1,650	Bed Bath & Beyond, Inc. (a)	50,737

		73,404

	Textiles, Apparel & Luxury Goods — 2.3%
900	Nike, Inc., Class B	46,602

	Wireless Telecommunication Services — 1.7%
1,100	American Tower Corp., Class A (a)	34,683

	Total Long-Term Investments (Cost $2,092,081)	2,015,051

Short-Term Investment — 2.0%
	Investment Company — 2.0%
38,972	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $38,972)	38,972

	Total Investments — 103.2% (Cost $2,131,053)	2,054,023

	Liabilities in Excess of Other Assets — (3.2)%	(63,713)

	NET ASSETS — 100.0%	$1,990,310

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Dynamic Growth Fund

NOTES TO SCHEDULE OF PORTFOLIO
INVESTMENTS:

ADR-	American Depositary Receipt

(a)	Non-income producing security.

(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	The rate shown is the current yield as of June 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

Dynamic Growth Fund

ASSETS:
Investments in non-affiliates, at value	$2,015,051
Investments in affiliates, at value	38,972

Total investment securities, at value	2,054,023
Cash	8
Receivables:
Investment securities sold	43,547
Interest and dividends	929
Due from Advisor	8,307

Total Assets	2,106,814

LIABILITIES:
Payables:
Investment securities purchased	48,410
Accrued liabilities:
Shareholder servicing fees	326
Distribution fees	54
Custodian and accounting fees	16,988
Trustees’ and Chief Compliance Officer’s fees	2
Other	50,724

Total Liabilities	116,504

Net Assets	$1,990,310

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

Dynamic Growth Fund

NET ASSETS:
Paid in capital	$2,990,696
Accumulated undistributed (distributions in excess of)net investment income	(6)
Accumulated net realized gains (losses)	(923,350)
Net unrealized appreciation (depreciation)	(77,030)

Total Net Assets	$1,990,310

Net Assets:
Class A	$66,116
Class C	65,596
Class R5	16,647
Select Class	1,841,951

Total	$1,990,310

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,668
Class C	6,667
Class R5	1,668
Select Class	185,082

Net asset value :
Class A - Redemption price per share	$9 .91
Class C - Offering price per share (a)	9 .84
Class R5 - Offering and redemption price per share	9 .98
Select Class - Offering and redemption price per share	9 .95

Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10 .46

Cost of investments in non-affiliates	$2,092,081
Cost of investments in affiliates	38,972

(a) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

Dynamic Growth Fund

INVESTMENT INCOME:
Dividend income from non-affiliates	$15,899
Dividend income from affiliates (a)	1,744

Total investment income	17,643

EXPENSES:
Investment advisory fees	12,086
Administration fees	2,150
Distribution fees:
Class A	168
Class C	500
Shareholder servicing fees:
Class A	168
Class C	167
Class R5	8
Select Class	4,660
Custodian and accounting fees	28,603
Professional fees	60,340
Trustees’ and Chief Compliance Officer’s fees	22
Printing and mailing costs	14,785
Registration and filing fees	1,709
Transfer agent fees	15,537
Other	1,242

Total expenses	142,145

Less amounts waived	(15,244)
Less expense reimbursements	(106,123)

Net expenses	20,778

Net investment income (loss)	(3,135)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(759,717)
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(65,850)

Net realized/unrealized gains (losses)	(825,567)

Change in net assets resulting from operations	$(828,702)

(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Dynamic Growth Fund

	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,135)	$(6,170)
Net realized gain (loss)	(759,717)	(163,638)
Change in net unrealized appreciation (depreciation)	(65,850)	(11,180)

Change in net assets resulting from operations	(828,702)	(180,988)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(29)
Class R5
From net investment income	—	(14)
Select Class
From net investment income	—	(1,215)

Total distributions to shareholders	—	(1,258)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	—	3,001,258

NET ASSETS :
Change in net assets	(828,702)	2,819,012
Beginning of period	2,819,012	—

End of period	$1,990,310	$2,819,012

Accumulated undistributed (distributions in excess of) net investment income	$(6)	$(2)

(a) Commencement of operations was November 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Dynamic Growth Fund

	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$100,000
Dividends and distributions reinvested	—	29

Change in net assets from Class A capital transactions	$—	$100,029

Class C
Proceeds from shares issued	$—	$100,000

Change in net assets from Class C capital transactions	$—	$100,000

Class R5
Proceeds from shares issued	$—	$25,000
Dividends and distributions reinvested	—	14

Change in net assets from Class R5 capital transactions	$—	$25,014

Select Class
Proceeds from shares issued	$—	$2,775,000
Dividends and distributions reinvested	—	1,215

Change in net assets from Select Class capital transactions	$—	$2,776,215

Total change in net assets from capital transactions	$—	$3,001,258

SHARE TRANSACTIONS:
Class A
Issued	—	6,666
Reinvested	—	2

Change in Class A Shares	—	6,668

Class C
Issued	—	6,667

Change in Class C Shares	—	6,667

Class R5
Issued	—	1,667
Reinvested	—	1

Change in Class R5 Shares	—	1,668

Select Class
Issued	—	185,000
Reinvested	—	82

Change in Select Class Shares	—	185,082

(a) Commencement of operations was November 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate (b)

Dynamic Growth Fund
Class A
Year Ended June 30, 2009	$14.07	$(0.04)	$(4.12)	$(4.16)	$—	$9.91	(29.57)%	$66	1.25%	(0.37)%	7.27%	73%
November 30, 2007 (f) through June 30, 2008	15.00	(0.05)	(0.88)	(0.93)	— (g)	14.07	(6 .17)	94	1.25	(0 .60)	7.36	24

Class C
Year Ended June 30, 2009	14.04	(0.09)	(4.11)	(4.20)	—	9.84	(29.91)	66	1.75	(0 .87)	7.77	73
November 30, 2007 (f) through June 30, 2008	15.00	(0.09)	(0.87)	(0.96)	—	14.04	(6 .40)	94	1.75	(1 .10)	7.86	24

Class R5
Year Ended June 30, 2009	14.11	0.01	(4.14)	(4.13)	—	9.98	(29.27)	17	0.80	0 .07	6.82	73
November 30, 2007 (f) through June 30, 2008	15.00	(0.01)	(0.87)	(0.88)	(0.01)	14.11	(5 .88)	23	0.80	(0 .15)	6.90	24

Select Class
Year Ended June 30, 2009	14.09	(0.01)	(4.13)	(4.14)	—	9.95	(29.38)	1,842	1.00	(0 .12)	7.02	73
November 30, 2007 (f) through June 30, 2008	15.00	(0.03)	(0.87)	(0.90)	(0.01)	14.09	(6.02)	2,608	1.00	(0.35)	7.11	24

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e) Due to size of net assets and fixed expenses, ratios may appear disproportionate.

(f) Commencement of operations.

(g) Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified

Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Fund commenced operations on November 30, 2007. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally

15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Other Financial Instruments*

Level 1 - Quoted prices	$2,054,023	$—
Level 2 - Other significant observable inputs	—	—
Level 3 - Significant unobservable inputs	—	—

Total	$2,054,023	$—

# All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings. * Other financial instruments may include futures, forwards and swap contracts.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class

16

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed)Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments

$(3,136)	$3,131	$5

The reclassifications for the Fund relate primarily to net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees it charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2009 was $156.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all

17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2009, the annual effective rate was 0.11% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2009, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes,

18

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

1.25%	1.75%	0.80%	1.00%

The contractual expense limitation agreements were in effect for the year ended June 30, 2009. The expense limitation percentages in the table above are in place until at least October 31, 2009.

For the year ended June 30, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

$12,086	$2,150	$1,008	$15,244	$106,123

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

$1,558,001	$1,494,151

During the year ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$2,134,009	$120,990	$200,976	$(79,986)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

There were no distributions paid during the fiscal year ended June 30, 2009.

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows:

Total Distributions Paid From:	Total Distributions Paid

Ordinary Income

$1,258	$1,258

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$—	$(472,857)	$(79,986)

The cumulative timing differences primarily consist of post-October loss deferrals.

As of June 30, 2009, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	Total

$472,857	$472,857

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2009, the Fund deferred to July 1, 2009 post-October capital losses of $447,538.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was

20

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Dynamic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Growth Fund (the “Fund”) at June 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2007 (commencement of operations) through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

22

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	134	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	134	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	134	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	134	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	134	Director, Center for Deaf and Hard of Hearing (1990–present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	134	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	134	Trustee, Stratton Mountain School (2001–present).

23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	134	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	134	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	134	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	134	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	134	None.

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	134

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (134 funds).

*

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005.The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.
The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio

Dynamic Growth Fund
Class A
Actual	$1,000.00	$1,135.20	$6.62	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25

Class C
Actual	1,000.00	1,133.60	9.26	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75

Class R5
Actual	1,000.00	1,138.00	4.24	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

Select Class
Actual	1,000.00	1,137.10	5.30	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of
JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan U.S. Equity
Funds

JPMorgan Value Discovery Fund
Annual Report
June 30, 2009

JPMorgan Value Discovery Fund
Annual Report
June 30, 2009

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Value Discovery Fund
President’s Letter (Unaudited)

July 15, 2009

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

The financial storm abates
The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113-year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

Quote

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

U.S. benchmarks remain in negative territory

For stocks, even the strongest second quarter in years couldn’t offset losses of the last year. The Dow Jones Industrial Average closed the 12-month period ended June 30th, 2009, at -22.99%. The other U.S. benchmarks, the S&P 500 Index and the NASDAQ Composite Index, also ended the period in negative territory, returning -26.21% and -19.13%, respectively.

From a style perspective, small caps experienced somewhat smaller losses over the past 12 months (-25.01%, as measured by the Russell 2000 Index) than their large- and mid-cap counterparts (-26.69% and -30.36%, as measured by the Russell 1000 and Russell Midcap Indexes, respectively). In the large-cap space, growth stocks fared better than value stocks, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned -24.50% for the 12-month period, compared to -29.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned -30.33% and -30.52%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned -24.85%, while the Russell 2000 Value Index closed at -25.24%.

1

Treasuries spiked, pushing yields slightly lower

Investors’ willingness to take on riskier assets, such as corporate bonds, contributed to a drop in Treasury prices and higher yields during the second quarter, but overall, yields were down for the 12-month period. Thirty-year Treasuries declined from 4.53% to 4.32%, the benchmark 10-year Treasury dropped from 3.99% to 3.53% and the two-year note fell from 2.63% to 1.13%.

Some investing principles are still “timeless”

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets--rather than the other way around--and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified-- both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

2

JPMorgan Value Discovery Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	September 28, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$1,871,924
Primary Benchmark	Russell 1000 Value Index

Q. How did the Fund perform?

A. The JPMorgan Value Discovery Fund, which seeks long-term capital appreciation,* returned -22.21% (Select Class Shares) for the 12 months ended June 30, 2009, compared to the -29.03% return for the Russell 1000 Value Index for the same period.**

Q. Why did the Fund perform this way?

A. Following six consecutive quarters of price declines, U.S. equity markets recorded some of their largest gains as investors embraced the realization that the banking system was not insolvent, economic activity was not in a terminal freefall and that policymakers were committed to halting the economic downturn at almost any cost. While the markets rallied on expectations that the economy may be improving, fallout from the current downturn continues. Given expectations of higher unemployment, one of the market’s largest concerns is the ability of banks to absorb the anticipated increase in credit card delinquencies.

Despite being affected by this market environment on an absolute basis, the Fund outperformed its benchmark for the period due primarily to stock selection in the information technology and materials sectors.

Over the past year, the top contributor to Fund performance was specialty chemical company Rohm and Haas Co. Shares rose after the company agreed to be acquired by Dow Chemical for a 74% premium despite the slowdown in the U.S. economy. Dow believed Rohm and Haas to be an attractive acquisition as the combined firm would significantly broaden Dow’s range of product offerings. In addition, there were important synergies present as Rohm and Haas is the biggest consumer of propylene, used to make acrylics, which Dow produces.

Another top contributor was home improvement retailer Home Depot Inc. Signs of progress in Home’s Depot’s business and the overall housing market helped improve investor sentiment, with analysts expecting continued increases in same store sales. The company significantly expanded its capital allocation and cash flow, dramatically cutting square footage and augmenting profitability as a result. We are also encouraged by management’s efforts to upgrade in-store operations with an enhanced distribution network and a renewed focus on customer service. In addition, it appears the company’s low-price message is resonating with consumers and resulting in less negative traffic trends. Going forward, we believe that continued improvement in the company’s execution should accelerate earnings growth as the housing environment recovers.

On the negative side, an underweight in the healthcare sector and stock selection in the consumer discretionary sector detracted from performance.

The largest detractor over the past year was Wyndham Worldwide Corp., a leading operator in the timeshare and hotel franchising businesses. Near-term industry concerns weighed on the stock, as declines in the company’s timeshare business were compounded by cuts in its marketing infrastructure. In addition, its hotel business was impacted by the global recession. The company’s timeshare business grew too large, eventually causing such a drain on the company’s capital that it attempted to do an equity offering. As a result, we lost confidence in the management team’s ability to steward the company and exited our position.

Our underweight position in Wells Fargo & Co. was another detractor from results, as the stock’s performance over the past year was considerably better than many other bank stocks. Concerns about the viability of the banking industry drove stocks down considerably over the past year, culminating in a 20% drop for bank stocks in the first week of March, the worst weekly decline for bank stocks ever. In addition to these industry concerns, the impact of legacy Wachovia “pick a pay” loans on the firm’s loss reserves was a factor in our decision to underweight the stock. However, after Wells Fargo shored up its balance sheet with a successful equity offering, its stock price

3

JPMorgan Value Discovery Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

rebounded as investors became more confident that the worst-case scenario would not materialize. As a result, we added to our position in recent months and became roughly equally weighted to the benchmark. Though loan losses may still create some near-term headwinds, we continued to hold the stock because we believe Wells Fargo may be well positioned as a market leader longer term since, with the addition of Wachovia, the bank now serves one in every three U.S. households.

Q. How was the Fund managed?

A. During the period, the Fund employed options in predominantly two strategies: the sale of calls and the sale of puts. Both strategies involve the sale of elevated volatility in a particular equity to collect an attractive up-front premium, thereby augmenting the total return from an investment. Specifically, puts were sold on equities the managers had targeted to acquire at lower prices. Calls were sold on existing holdings when the managers perceived limited near-term upside but still deemed the equity attractive over a longer time horizon. The Fund has also used both convertible bonds and convertible preferred stocks to invest in various companies. These instruments have provided attractive, asymmetric payoff profiles relative to the common equity. These instruments are also senior instruments in the capital structure, which provides another layer of protection for the investment.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1. Exxon Mobil Corp.	5.2%
2. Wal-Mart Stores, Inc.	3.9
3. Verizon Communications, Inc.	3.8
4. Chevron Corp.	3.0
5. Comcast Corp., Special Class A	2.8
6. Wells Fargo & Co.	2.5
7. JM Smucker Co. (The)	2.1
8. Bank of America Corp.	2.1
9. Home Depot, Inc.	2.0
10. American Water Works Co., Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	19.4%
Energy	13.7
Consumer Staples	13.1
Health Care	11.7
Information Technology	11.4
Consumer Discretionary	10.6
Industrials	6.6
Utilities	5.0
Telecommunication Services	3.8
Materials	3.1
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2009. The Fund’s composition is subject to change.

4

JPMorgan Value Discovery Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	9/28/07
Without Sales Charge		(22.40)%	(23.73%)
With Sales Charge*		(26.47)	(26.04)

CLASS C SHARES	9/28/07
Without CDSC		(22.79)	(24.11)
With CDSC**		(23.79)	(24.11)
CLASS R5 SHARES	9/28/07	(21.99)	(23.38)
SELECT CLASS SHARES	9/28/07	(22.21)	(23.54)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

JPMorgan Value Discovery Fund

The Fund commenced operations on September 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Value Discovery Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from September 28, 2007 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE ($)

Long-Term Investments — 101.8%
	Common Stocks — 99.2%

	Aerospace & Defense — 2.7%
570	Honeywell International, Inc.	17,898
110	Precision Castparts Corp.	8,033
470	United Technologies Corp.	24,421

		50,352

	Auto Components — 2.3%
1,110	Johnson Controls, Inc.	24,109
1,082	WABCO Holdings, Inc.	19,152

		43,261

	Beverages — 2.6%
640	Coca-Cola Co. (The)	30,714
440	Molson Coors Brewing Co., Class B	18,625

		49,339

	Capital Markets — 7.1%
830	Ameriprise Financial, Inc.	20,144
1,080	Bank of New York Mellon Corp. (The)	31,655
180	Goldman Sachs Group, Inc. (The)	26,539
740	Morgan Stanley	21,098
150	State Street Corp.	7,080
1,530	TD AMERITRADE Holding Corp. (a)	26,836

		133,352

	Chemicals — 1.8%
340	Air Products & Chemicals, Inc.	21,961
710	Dow Chemical Co. (The)	11,459

		33,420

	Commercial Banks — 5.3%
300	BB&T Corp.	6,594
260	M&T Bank Corp.	13,241
416	PNC Financial Services Group, Inc.	16,145
890	U.S. Bancorp	15,949
1,980	Wells Fargo & Co.	48,035

		99,964

	Communications Equipment — 3.8%
1,460	Cisco Systems, Inc. (a)	27,214
1,147	Corning, Inc.	18,421
550	QUALCOMM, Inc.	24,860

		70,495

	Computers & Peripherals — 1.6%
755	Hewlett-Packard Co.	29,181

	Construction Materials — 0.2%
100	Vulcan Materials Co.	4,310

	Consumer Finance — 1.6%
1,039	American Express Co.	24,146
300	Capital One Financial Corp.	6,564

		30,710

	Diversified Financial Services — 2.1%
3,040	Bank of America Corp.	40,128

	Diversified Telecommunication Services — 3.9%
2,390	Verizon Communications, Inc.	73,445

	Electric Utilities — 1.8%
1,160	American Electric Power Co., Inc.	33,512

	Electronic Equipment, Instruments & Components — 1.6%
1,650	Tyco Electronics Ltd., (Switzerland)	30,674

	Energy Equipment & Services — 0.6%
190	Schlumberger Ltd.	10,281

	Food & Staples Retailing — 5.8%
1,060	CVS/Caremark Corp.	33,782
1,550	Wal-Mart Stores, Inc.	75,082

		108,864

	Food Products — 2.2%
840	JM Smucker Co. (The)	40,874

	Health Care Equipment & Supplies — 1.4%
680	Covidien plc, (Ireland)	25,459

	Health Care Providers & Services — 0.4%
310	Aetna, Inc.	7,766

	Hotels, Restaurants & Leisure — 0.6%
460	Starwood Hotels & Resorts
	Worldwide, Inc.	10,212

	Household Durables — 0.3%
200	MDC Holdings, Inc.	6,022

	Household Products — 1.8%
660	Procter & Gamble Co.	33,726

	Insurance — 2.9%
350	Prudential Financial, Inc.	13,027
380	RenaissanceRe Holdings Ltd., (Bermuda)	17,685
553	Travelers Cos., Inc. (The)	22,695

		53,407

	Internet Software & Services — 1.4%
60	Google, Inc., Class A (a)	25,295

	Life Sciences Tools & Services — 1.1%
510	Thermo Fisher Scientific, Inc. (a)	20,793

	Machinery — 2.0%
260	Caterpillar, Inc.	8,590
260	Deere & Co.	10,387
400	PACCAR, Inc.	13,004
130	Parker Hannifin Corp.	5,585

		37,566

	Media — 3.9%
3,865	Comcast Corp., Special Class A	54,496
980	News Corp., Class A	8,928
440	Walt Disney Co. (The)	10,265

		73,689

	Metals & Mining — 0.8%
300	Freeport-McMoRan Copper & Gold, Inc.	15,033

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Long-Term Investments — Continued
	Multi-Utilities — 1.5%
2,250	CMS Energy Corp.	27,180

	Oil, Gas & Consumable Fuels — 13.6%
280	Apache Corp.	20,202
880	Chevron Corp.	58,300
430	Devon Energy Corp.	23,435
2,411	El Paso Corp.	22,254
1,450	Exxon Mobil Corp.	101,369
450	Occidental Petroleum Corp.	29,615

		255,175

	Pharmaceuticals — 9.2%
630	Abbott Laboratories	29,635
630	Johnson & Johnson	35,784
1,121	Merck & Co., Inc.	31,343
1,820	Pfizer, Inc.	27,300
1,010	Schering-Plough Corp.	25,372
490	Wyeth	22,241

		171,675

	Real Estate Investment Trusts (REITs) — 0.8%
700	Kimco Realty Corp.	7,035
182	Vornado Realty Trust	8,195

		15,230

	Road & Rail — 1.4%
730	CSX Corp.	25,280

	Software — 3.4%
340	McAfee, Inc. (a)	14,345
1,542	Microsoft Corp.	36,653
620	Oracle Corp.	13,280

		64,278

	Specialty Retail — 2.1%
1,667	Home Depot, Inc.	39,391

	Tobacco — 1.1%
470	Philip Morris International, Inc.	20,501

	Trading Companies & Distributors — 0.5%
380	GATX Corp.	9,774

	Water Utilities — 2.0%
1,920	American Water Works Co., Inc.	36,691

	Total Common Stocks (Cost $1,953,396)	1,856,305

PRINCIPAL AMOUNT($)

	Convertible Bonds — 2.0%
	Auto Components — 1.2%
5,000	BorgWarner, Inc., 3.500%, 04/15/12	6,294
8,000	Johnson Controls, Inc., 6.500%, 09/30/12	16,120

		22,414

	Industrial Conglomerates — 0.2%
5,000	Textron, Inc., 4.500%, 05/01/13	5,012

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)

Long-Term Investments — Continued
	Media — 0.6%
13,000	Liberty Media LLC, 3.125%, 03/30/23	11,034

	Total Convertible Bonds(Cost $31,232)	38,460

NUMBER OF CONTRACTS

	Options Purchased — 0.6%
	Call Options Purchased — 0.6%
4	American Express Co., Expiring1/22/2011 @ 20.00, American Style (a)	2,920
13	Dow Chemical Co. (The), Expiring 1/22/2011 @ 12.50, American Style (a)	7,462

	Total Options Purchased (Cost $5,661)	10,382

	Total Long-Term Investments (Cost $1,990,289)	1,905,147

SHARES

Short-Term Investment — 1.7%
	Investment Company — 1.7%
31,937	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $31,937)	31,937

	Total Investments — 103.5% (Cost $2,022,226)	1,937,084
	Liabilities in Excess of Other Assets — (3.5)%	(65,160)

	NET ASSETS — 100.0%	$1,871,924

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE

Aflac Inc., American Style	$22.500	01/16/10	4	$(780)
American Express Co., American Style	15.000	01/22/11	6	(1,206)
Capital One Financial Corp., American Style	15.000	01/16/10	6	(960)
Dow Chemical Co. (The), American Style	10.000	01/22/11	17	(2,380)
Google, Inc., Class A, American Style	260.000	01/16/10	1	(265)
Johnson Controls, Inc., American Style	12.500	01/16/10	7	(420)
Norfolk Southern Corp., American Style	30.000	01/22/11	3	(1,440)
Walt Disney Co. (The), American Style	17.500	01/16/10	5	(335)
Home Depot Inc., American Style	20.000	01/16/10	4	(520)

				$(8,306)

(Premiums received of $24,159)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	Non-income producing security.

(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	The rate shown is the current yield as of June 30, 2009.

(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

Value Discovery Fund

ASSETS:
Investments in non-affiliates, at value	$1,905,147
Investments in affiliates, at value	31,937

Total investment securities, at value	1,937,084
Cash	6
Receivables:
Interest and dividends	2,368
Due from Advisor	8,452

Total Assets	1,947,910

LIABILITIES:
Payables:
Outstanding options written, at fair value	8,306
Accrued liabilities:
Shareholder servicing fees	306
Distribution fees	51
Custodian and accounting fees	18,390
Trustees’ and Chief Compliance Officer’s fees	12
Other	48,921

Total Liabilities	75,986

Net Assets	$1,871,924

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

Value Discovery Fund

NET ASSETS:
Paid in capital	$3,053,689
Accumulated undistributed (distributions in excess of) net investment income	204
Accumulated net realized gains (losses)	(1,112,680)
Net unrealized appreciation (depreciation)	(69,289)

Total Net Assets	$1,871,924

Net Assets:
Class A	$62,158
Class C	61,618
Class R5	15,663
Select Class	1,732,485

Total	$1,871,924

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,820
Class C	6,762
Class R5	1,720
Select Class	190,136

Net asset value:
Class A - Redemption price per share	$9.11
Class C - Offering price per share (a)	9.11
Class R5 - Offering and redemption price per share	9.11
Select Class - Offering and redemption price per share	9.11

Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.61

Cost of investments in non-affiliates	$1,990,289
Cost of investments in affiliates	31,937
Premiums received from options written	24,159

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

Value Discovery Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$1,292
Dividend income from non-affiliates	48,254
Dividend income from affiliates (a)	2,527

Total investment income	52,073

EXPENSES:
Investment advisory fees	12,210
Administration fees	2,007
Distribution fees:
Class A	156
Class C	466
Shareholder servicing fees:
Class A	156
Class C	155
Class R5	8
Select Class	4,345
Custodian and accounting fees	29,517
Professional fees	65,952
Trustees’ and Chief Compliance Officer’s fees	24
Printing and mailing costs	16,636
Registration and filing fees	1,240
Transfer agent fees	14,226
Other	2,880

Total expenses	149,978

Less amounts waived	(15,156)
Less earnings credits	(1)
Less expense reimbursements	(116,386)

Net expenses	18,435

Net investment income (loss)	33,638

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(841,800)
Options written	(3,005)
Net realized gain (loss)	(844,805)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	262,152
Options Written	15,388

Change in net unrealized appreciation (depreciation)	277,540

Net realized/unrealized gains (losses)	(567,265)

Change in net assets resulting from operations	$(533,627)

(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS
AS OF JUNE 30, 2009

	Value Discovery Fund

	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,638	$20,294
Net realized gain (loss)	(844,805)	(267,914)
Change in net unrealized appreciation (depreciation)	277,540	(346,829)

Change in net assets resulting from operations	(533,627)	(594,449)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,016)	(496)
Class C
From net investment income	(706)	(175)
Class R5
From net investment income	(324)	(201)
Select Class
From net investment income	(32,521)	(18,494)

Total distributions to shareholders	(34,567)	(19,366)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	34,567	3,019,366

NET ASSETS:
Change in net assets	(533,627)	2,405,551
Beginning of period	2,405,551	—

End of period	$1,871,924	$2,405,551

Accumulated undistributed (distributions in excess of) net investment income	$204	$1,170

(a) Commencement of operations was September 28, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Value Discovery Fund

	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$100,000
Dividends and distributions reinvested	1,016	496

Change in net assets from Class A capital transactions	$1,016	$100,496

Class C
Proceeds from shares issued	$—	$100,000
Dividends and distributions reinvested	706	175

Change in net assets from Class C capital transactions	$706	$100,175

Class R5
Proceeds from shares issued	$—	$25,000
Dividends and distributions reinvested	324	201
Change in net assets from Class R5 capital transactions	$324	$25,201
Select Class
Proceeds from shares issued	$—	$2,775,000
Dividends and distributions reinvested	32,521	18,494

Change in net assets from Select Class capital transactions	$32,521	$2,793,494

Total change in net assets from capital transactions	$34,567	$3,019,366

SHARE TRANSACTIONS:
Class A
Issued	—	6,667
Reinvested	114	39

Change in Class A Shares	114	6,706

Class C
Issued	—	6,667
Reinvested	81	14

Change in Class C Shares	81	6,681

Class R5
Issued	—	1,667
Reinvested	37	16

Change in Class R5 Shares	37	1,683

Select Class
Issued	—	185,000
Reinvested	3,655	1,481

Change in Select Class Shares	3,655	186,481

(a) Commencement of operations was September 28, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data

		Investment operations			Distributions				Ratios to average net assets (a)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate (b)

Value Discovery Fund
Class A
Year Ended June 30, 2009	$11.94	$0.15	$(2.83)	$(2.68)	$(0.15)	$9.11	(22.40)%	$62	1.20%		1 .57%	8.20%	85%
September 28, 2007 (f) through June 30, 2008	15.00	0.08	(3.07)	(2.99)	(0.07)	11.94	(19.92)	80	1.20	(g)	0 .79	7.07	42

Class C
Year Ended June 30, 2009	11.94	0.10	(2.82)	(2.72)	(0.11)	9.11	(22.79)	62	1.70		1 .07	8.69	85
September 28, 2007 (f) through June 30, 2008	15.00	0.03	(3.06)	(3.03)	(0.03)	11.94	(20.23)	80	1.70	(g)	0 .29	7.57	42

Class R5
Year Ended June 30, 2009	11.93	0.18	(2.81)	(2.63)	(0.19)	9.11	(21.99)	16	0.75		2 .02	7.75	85
September 28, 2007 (f) through June 30, 2008	15.00	0.12	(3.07)	(2.95)	(0.12)	11.93	(19.70)	20	0.75	(g)	1 .25	6.61	42

Select Class
Year Ended June 30, 2009	11.94	0.17	(2.83)	(2.66)	(0.17)	9.11	(22.21)	1,732	0.95		1 .82	7.95	85
September 28, 2007 (f) through June 30, 2008	15.00	0.10	(3.06)	(2.96)	(0.10)	11.94	(19.76)	2,226	0.95	(g)	1 .05	6.81	42

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d) Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted. (e) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(f) Commencement of operations.

(g) Includes earnings credits of 0.11%.

SEE NOTES TO FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified

Value Discovery Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Fund commenced operations on September 28, 2007. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally

16

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*

Level 1 - Quoted prices	$1,898,624	$(8,306)	$—
Level 2 - Other significant observable inputs	38,460	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total	$1,937,084	$(8,306)	—

# Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 2 consists of convertible bonds. Please refer to the SOI for industry specifics of the portfolio holdings. † Liabilities in securities sold short may include written options. * Other financial instruments may include futures, forwards and swap contracts.

B. Options — The Fund purchases and sells (writes) put and call options on various instruments including futures or securities in order to gain long or short exposure to the underlying instrument or index. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (strike price) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. The Fund is subject to the risk that changes in the value of the option may not correlate perfectly with the underlying asset.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation in the Statement of

17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options- Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation in the Statement of Operations. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the Fund reduces the cost basis of the security, purchased by the Fund.

Uncovered call options written subject the Fund to unlimited risk of loss and the ability to close out positions due to liquidity. Covered call options written limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

As of June 30, 2009, the Fund had written options contracts outstanding as listed on its Schedule of Portfolio Investments. Transactions in written options during the year ended June 30, 2009 were as follows:

	Number of Contracts	Premiums received

Options outstanding at June 30, 2008	33	$2,421
Options written	165	35,263
Options expired	—	—
Options terminated in closing purchase transactions	(145)	(13,525)

Options outstanding at June 30, 2009	53	$24,159

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve

18

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

months. The Fund’s federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments

$—	$(37)	$37

The reclassifications for the Fund relate primarily to distributions from investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees it charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2009 was approximately $235.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2009, the annual effective rate was 0.10% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2009, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class

1.20%	1.70%	0.75%	0.95%

The contractual expense limitation agreements were in effect for the year ended June 30, 2009. The expense limitation percentages in the table above are in place until at least October 31, 2009.

20

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

For the year ended June 30, 2009, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers

Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements

$12,209	$2,007	$940	$15,156	$116,386

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2009, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended June 30, 2009, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

$1,923,429	$1,551,477

During the year ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$2,047,930	$121,706	$232,552	$(110,846)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows:

Total Distributions Paid From:

Ordinary Income	Total Distributions Paid

$34,567	$34,567

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows:

Total Distributions Paid From:

Ordinary Income	Total Distributions Paid

$19,366	$19,366

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$210	$(447,877)	$(94,993)

The cumulative timing differences primarily consist of post-October loss deferrals.

As of June 30, 2009, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017	Total

$7,286	$440,591	$447,877

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2009, the Fund deferred to July 1, 2009 post-October capital losses of $639,100.

22

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2009, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and Shareholders of JPMorgan Value Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Discovery Fund (the “Fund”) at June 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 28, 2007 (commencement of operations) through June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

24

TRUSTEES
(Unaudited)

The Fund s Statement of Additional Information includes additional information about the Fund s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll Rand Company (manufacturer of industrial equipment) (1972-2000).	134	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	134	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	134	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President-Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	134	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	134	Director, Center for Deaf and Hard of Hearing (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	Trustee, Carleton College (2003 present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	134	Trustee, Stratton Mountain School 2001-present).

25

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex

Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	134	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-present).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	134	Trustee, Morgan Stanley Funds (164 portfolios) (1992-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (2000-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	134	Trustee, Wabash College (1988-present); Chairman, Indian apolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	134	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	134	None.

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	134

Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (134 funds).

*

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an interested person based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an interested person due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

26

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)

Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio

Value Discovery Fund
Class A
Actual	$1,000.00	$776.00	$5.28	1.20%
Hypothetical	1,000.00	1,018.84	6.01	1.20

Class C
Actual	1,000.00	772.10	7.47	1.70
Hypothetical	1,000.00	1,016.36	8.50	1.70

Class R5
Actual	1,000.00	780.10	3.31	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

Select Class
Actual	1,000.00	777.90	4.19	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

28

JPMorgan Value Discovery Fund
Tax Letter (Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

100% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2009.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $34,567 of ordinary income distributions was treated as qualified dividends.

29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report

JPMorgan SmartRetirement Funds

June 30, 2009

JPMorgan SmartRetirement Income Fund®
JPMorgan SmartRetirement 2010 FundSM
JPMorgan SmartRetirement 2015 FundSM
JPMorgan SmartRetirement 2020 FundSM
JPMorgan SmartRetirement 2025 FundSM
JPMorgan SmartRetirement 2030 FundSM
JPMorgan SmartRetirement 2035 FundSM
JPMorgan SmartRetirement 2040 FundSM
JPMorgan SmartRetirement 2045 FundSM
JPMorgan SmartRetirement 2050 FundSM

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan SmartRetirement Income Fund	2
JPMorgan SmartRetirement 2010 Fund	4
JPMorgan SmartRetirement 2015 Fund	6
JPMorgan SmartRetirement 2020 Fund	8
JPMorgan SmartRetirement 2025 Fund	10
JPMorgan SmartRetirement 2030 Fund	12
JPMorgan SmartRetirement 2035 Fund	14
JPMorgan SmartRetirement 2040 Fund	16
JPMorgan SmartRetirement 2045 Fund	18
JPMorgan SmartRetirement 2050 Fund	20
Schedules of Portfolio Investments	22
Financial Statements	44
Financial Highlights	68
Notes to Financial Statements	88
Report of Independent Registered Public Accounting Firm	109
Trustees	110
Officers	112
Schedule of Shareholder Expenses	113
Tax Letter	119

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“ As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113-year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

U.S. benchmarks remain in negative territory

For stocks, even the strongest second quarter in years couldn’t offset losses of the last year. The Dow Jones Industrial Average closed the 12-month period ended June 30th, 2009, at –22.99%. The other U.S. benchmarks, the S&P 500 Index and the NASDAQ Composite Index, also ended the period in negative territory, returning –26.21% and –19.13%, respectively.

From a style perspective, small caps experienced somewhat smaller losses over the past 12 months (–25.01%, as measured by the Russell 2000 Index) than their large- and mid-cap counterparts (–26.69% and –30.36%, as measured by the Russell 1000 and Russell Midcap Indexes, respectively). In the large-cap space, growth stocks fared better than value stocks, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned –24.50% for the 12-month period, compared to –29.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned –30.33% and –30.52%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned –24.85%, while the Russell 2000 Value Index closed at –25.24%.

Treasuries spiked, pushing yields slightly lower

Investors’ willingness to take on riskier assets, such as corporate bonds, contributed to a drop in Treasury prices and higher yields during the second quarter, but overall, yields were down for the 12-month period. Thirty-year Treasuries declined from 4.53% to 4.32%, the benchmark 10-year Treasury dropped from 3.99% to 3.53% and the two-year note fell from 2.63% to 1.13%.

Some investing principles are still “timeless”

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   1

JPMorgan SmartRetirement Income Fund®

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$105,771,544
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Secondary Benchmark	Russell 3000 Index
Composite Benchmark	SmartRetirement Income Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement Income Fund, which seeks current income and some capital appreciation,* returned –6.77% (Institutional Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.05%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned –26.56%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –5.20%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period, as credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels were seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. As such, the Fund was hindered by challenging equity market performance, with the S&P 500 Index falling 26.21%, while the MSCI EAFE Index declined 31.35% over the 12 months. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the Morgan Stanley REIT Index. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index returning 6.05% in the period.

The Fund underperformed its primary and composite benchmarks and outperformed its secondary benchmark for the period. The Fund’s negative return versus its primary and composite benchmarks resulted mainly from fixed income fund selection and allocation in REITs and international equities. Although the Fund benefited from fund selection in large caps and small caps, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight in emerging market equities, but an overweight in large caps detracted from performance despite gains from large-cap fund selection.

The majority of the individual underlying funds held by the Fund during the period underperformed their respective benchmarks, such as JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund. Notable performers this period included the JPMorgan U.S. Equity Fund and the JPMorgan Small Cap Equity Fund.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy seeks current income and some capital appreciation from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement Income Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed-income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

2   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(7.13)%	(0.23)%	(0.28)%
With Sales Charge*		(11.34)	(1.75)	(1.75)
CLASS C SHARES	5/15/06
Without CDSC		(7.64)	(0.75)	(0.80)
With CDSC**		(8.64)	(0.75)	(0.80)
CLASS R2 SHARES	11/3/08	(7.33)	(0.30)	(0.35)
INSTITUTIONAL CLASS SHARES	5/15/06	(6.77)	0.17	0.11
SELECT CLASS SHARES	5/15/06	(6.92)	0.00	(0.04)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from May 15, 2006 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target Allocation Conservative Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   3

JPMorgan SmartRetirement 2010 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$100,090,030
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Secondary Benchmark	Russell 3000 Index
Composite Benchmark	SmartRetirement 2010 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2010 Fund, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –10.22% (Institutional Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based fixed income and equity benchmark. The Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.05%, while the Fund’s secondary benchmark, the Russell 3000 Index, returned –26.56%. The Fund’s Composite Benchmark, which is a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index, returned –8.59%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period, as credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels were seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. As such, the Fund was hindered by challenging equity market performance. The S&P 500 Index fell 26.21%, while the MSCI EAFE Index declined 31.35% over the 12 months. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the Morgan Stanley REIT Index. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index grossing 6.05% in the period.

The Fund underperformed its primary and composite benchmarks and outperformed its secondary benchmark for the period. The Fund’s negative return versus its primary and composite benchmarks resulted mainly from fixed income fund selection and allocations in REITs and international equities. Although the Fund primarily benefited from fund selection in large caps and small caps, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight in emerging markets equities, but an overweight in large caps detracted from performance despite gains from large-cap fund selection.

The majority of the individual underlying funds held by the Fund during the period underperformed their respective benchmarks, such as JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund. Notable performers in the period included the JPMorgan U.S. Equity Fund and the JPMorgan Small Cap Equity Fund.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2010 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

4   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(10.62)%	(1.42)%	(1.51)%
With Sales Charge*		(14.64)	(2.92)	(2.96)
CLASS C SHARES	5/15/06
Without CDSC		(10.95)	(1.89)	(1.98)
With CDSC**		(11.95)	(1.89)	(1.98)
CLASS R2 SHARES	11/3/08	(10.70)	(1.45)	(1.54)
INSTITUTIONAL CLASS SHARES	5/15/06	(10.22)	(1.02)	(1.11)
SELECT CLASS SHARES	5/15/06	(10.36)	(1.17)	(1.26)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2010 Funds Average from May 15, 2006 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2010 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2010 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   5

JPMorgan SmartRetirement 2015 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$172,706,656
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2015 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2015 Fund, which seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –14.17% (Institutional Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –26.56%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.05%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –12.78%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period, as credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels were seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. As such, the Fund was hindered by challenging equity market performance, with the S&P 500 Index falling 26.21%, while the MSCI EAFE Index declined 31.35% over the 12 months. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the Morgan Stanley REIT Index. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index grossing 6.05% in the period.

The Fund outperformed its primary benchmark and underperformed its secondary and composite benchmarks for the period. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and allocations in REITs and international equities. Although the Fund benefited from fund selection in large caps and small caps, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight in emerging markets equities, but an overweight in large caps detracted from performance despite gains from large-cap fund selection.

The majority of the individual underlying funds held by the Fund during the period outperformed their respective benchmarks, such as the JPMorgan U.S. Equity Fund and the JPMorgan Small Cap Equity Fund. The Fund’s holdings in the JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2015 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

6   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(14.49)%	(2.78)%	(2.92)%
With Sales Charge*		(18.33)	(4.26)	(4.35)
CLASS C SHARES	5/15/06
Without CDSC		(14.89)	(3.26)	(3.41)
With CDSC**		(15.89)	(3.26)	(3.41)
CLASS R2 SHARES	11/3/08	(14.60)	(2.82)	(2.96)
INSTITUTIONAL CLASS SHARES	5/15/06	(14.17)	(2.39)	(2.54)
SELECT CLASS SHARES	5/15/06	(14.23)	(2.51)	(2.66)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2015 Funds Average from May 15, 2006 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2015 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Bond is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2015 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   7

JPMorgan SmartRetirement 2020 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$282,695,274
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2020 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2020 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –16.76% (Institutional Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –26.56%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.05%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –16.00%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period, as credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels were seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. As such, the Fund was hindered by challenging equity market performance, with the S&P 500 Index falling 26.21%, while the MSCI EAFE Index declined 31.35% over the 12 months. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the Morgan Stanley REIT Index. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index grossing 6.05% in the period.

The Fund outperformed its primary benchmark and underperformed its secondary and composite benchmarks for the period. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and allocations in REITs and international equities. Although the Fund benefited from fund selection in large caps and small caps, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight in emerging markets equities, but an overweight in large caps detracted from performance despite gains from large-cap fund selection.

The majority of the individual underlying funds held by the Fund during the period outperformed their respective benchmarks, such as the JPMorgan U.S. Large Cap Core Plus Fund and the JPMorgan Small Cap Equity Fund. The Fund’s holdings in the JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2020 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

8   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(17.10)%	(3.72)%	(3.93)%
With Sales Charge*		(20.82)	(5.20)	(5.34)
CLASS C SHARES	5/15/06
Without CDSC		(17.54)	(4.22)	(4.40)
With CDSC**		(18.54)	(4.22)	(4.40)
CLASS R2 SHARES	11/3/08	(17.25)	(3.78)	(3.99)
INSTITUTIONAL CLASS SHARES	5/15/06	(16.76)	(3.36)	(3.55)
SELECT CLASS SHARES	5/15/06	(16.88)	(3.48)	(3.68)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2020 Funds Average from May 15, 2006 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2020 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2020 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   9

JPMorgan SmartRetirement 2025 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$54,277,277
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2025 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2025 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –19.05% (Select Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –26.56%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.05%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index returned –18.85%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period. Credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels have been seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. As such, the Fund was hindered by challenging equity market performance. The S&P 500 Index fell 26.21%, while the MSCI EAFE Index declined 31.35% over the twelve months ended June 30, 2009. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the MS REIT Index, during the period. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index grossing 6.05% over the twelve month period.

The Fund outperformed its primary benchmark and underperformed its composite and secondary benchmarks for the period. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and allocations to REITs and international equities. Although the Fund benefited from fund selection in large-caps and small-caps, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight allocation to emerging market equities, but an overweight in large-caps detracted from performance despite benefits from large-cap fund selection.

The majority of the individual underlying funds held by the Fund during the period outperformed their respective benchmarks. Notable performers this period included the JPMorgan U.S. Large Cap Core Plus Fund and the JPMorgan Small Cap Equity Fund, while the JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of JPMorgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission (SEC), the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2025 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

10   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(19.23)%	(13.61)%
With Sales Charge*		(22.88)	(15.67)
CLASS C SHARES	7/31/07
Without CDSC		(19.58)	(14.02)
With CDSC**		(20.58)	(14.02)
CLASS R2 SHARES	11/3/08	(19.33)	(13.67)
INSTITUTIONAL CLASS SHARES	7/31/07	(18.86)	(13.24)
SELECT CLASS SHARES	7/31/07	(19.05)	(13.40)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2025 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   11

JPMorgan SmartRetirement 2030 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$236,967,195
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2030 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2030 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –21.35% (Institutional Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –26.56%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.05%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –21.05%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period, as credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels were seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. As such, the Fund was hindered by challenging equity market performance. The S&P 500 Index fell 26.21%, while the MSCI EAFE Index declined 31.35% over the 12 months. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the Morgan Stanley REIT Index. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index grossing 6.05% in the period.

The Fund outperformed its primary benchmark for the period but underperformed its secondary and composite benchmarks. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and allocations in REITs and international equities. Although the Fund benefited from fund selection in large caps and small caps, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight in emerging markets equities, but an overweight in large caps detracted from performance despite gains from large-cap fund selection.

The majority of the individual underlying funds held by the Fund during the period outperformed their respective benchmarks during the period, such as the JPMorgan U.S. Large Cap Core Plus and the JPMorgan Small Cap Equity Fund. The JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2030 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

12   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(21.71)%	(5.50)%	(5.65)%
With Sales Charge*		(25.25)	(6.95)	(7.04)
CLASS C SHARES	5/15/06
Without CDSC		(22.07)	(5.99)	(6.14)
With CDSC**		(23.07)	(5.99)	(6.14)
CLASS R2 SHARES	11/3/08	(21.80)	(5.54)	(5.69)
INSTITUTIONAL CLASS SHARES	5/15/06	(21.35)	(5.11)	(5.26)
SELECT CLASS SHARES	5/15/06	(21.52)	(5.27)	(5.42)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2030 Funds Average from May 15, 2006 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2030 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2030 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   13

JPMorgan SmartRetirement 2035 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$42,904,747
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2035 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2035 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –21.69% (Select Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –26.56%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.05%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –21.98%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period, as credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels were seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. As such, the Fund was hindered by challenging equity market performance. The S&P 500 Index fell 26.21%, while the MSCI EAFE Index declined 31.35% over the 12 months. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the Morgan Stanley REIT Index. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index grossing 6.05% in the period.

The Fund outperformed its primary and composite benchmarks and underperformed its secondary benchmark for the period. The Fund’s positive return versus its primary and composite benchmarks resulted mainly from strong fund selection in large caps and small caps. Although the Fund benefited from fund selection in large caps and small caps, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight in emerging market equities, but an overweight in large caps detracted from performance despite gains from large-cap fund selection.

The majority of the individual underlying funds held by the Fund during the period outperformed their respective benchmarks, such as the JPMorgan U.S. Large Cap Core Plus Fund and the JPMorgan Small Cap Equity Fund. The JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2035 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

14   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(21.85)%	(15.81)%
With Sales Charge*		(25.39)	(17.81)
CLASS C SHARES	7/31/07
Without CDSC		(22.22)	(16.22)
With CDSC**		(23.22)	(16.22)
CLASS R2 SHARES	11/3/08	(21.98)	(15.89)
INSTITUTIONAL CLASS SHARES	7/31/07	(21.52)	(15.48)
SELECT CLASS SHARES	7/31/07	(21.69)	(15.59)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2035 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   15

JPMorgan SmartRetirement 2040 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	May 15, 2006
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$168,403,897
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2040 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2040 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –22.18% (Institutional Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –26.56%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate, returned 6.05%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –21.98%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period, as credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels were seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. As such, the Fund was hindered by challenging equity market performance. The S&P 500 Index fell 26.21%, while the MSCI EAFE Index declined 31.35% over the 12 months. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the Morgan Stanley REIT Index. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index grossing 6.05% in the period.

The Fund outperformed its primary benchmark and underperformed its secondary and composite benchmarks for the period. The Fund’s negative return versus its composite benchmark resulted mainly from fixed income fund selection and allocations in REITs and international equities. Although the Fund benefited from fund selection in large caps and small caps, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight in emerging market equities, but an overweight in large caps detracted from performance despite gains from large-cap fund selection.

The majority of the individual underlying funds held by the Fund during the period outperformed their respective benchmarks, such as the JPMorgan U.S. Large Cap Core Plus Fund and the JPMorgan Small Cap Equity Fund. The JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2040 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

16   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(22.48)%	(5.90)%	(6.04)%
With Sales Charge*		(25.96)	(7.34)	(7.42)
CLASS C SHARES	5/15/06
Without CDSC		(22.86)	(6.36)	(6.50)
With CDSC**		(23.86)	(6.36)	(6.50)
CLASS R2 SHARES	11/3/08	(22.61)	(5.95)	(6.09)
INSTITUTIONAL CLASS SHARES	5/15/06	(22.18)	(5.53)	(5.67)
SELECT CLASS SHARES	5/15/06	(22.33)	(5.67)	(5.80)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2040 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   17

JPMorgan SmartRetirement 2045 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$14,744,059
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2045 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2045 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –20.86% (Institutional Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –26.56%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.05%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –21.98%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period, as credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels were seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. As such, the Fund was hindered by challenging equity market performance, with the S&P 500 Index falling 26.21%, while the MSCI EAFE Index declined 31.35% over the 12 months. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the Morgan Stanley REIT Index. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index grossing 6.05% in the period.

The Fund outperformed its primary and composite benchmarks and underperformed its secondary benchmark for the period. The Fund’s positive return versus its composite benchmark resulted mainly from strong fund selection within large caps and small caps. However, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight allocation in emerging market equities, but an overweight in large caps detracted from performance despite benefits from large cap fund selection.

The majority of the individual underlying funds held by the Fund during the period outperformed their respective benchmarks, such as the JPMorgan U.S. Large Cap Core Plus Fund and the JPMorgan Small Cap Equity Fund. The JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2045 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

18   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(21.23)%	(15.26)%
With Sales Charge*		(24.77)	(17.28)
CLASS C SHARES	7/31/07
Without CDSC		(21.55)	(15.66)
With CDSC**		(22.55)	(15.66)
CLASS R2 SHARES	11/3/08	(21.28)	(15.29)
INSTITUTIONAL CLASS SHARES	7/31/07	(20.86)	(14.91)
SELECT CLASS SHARES	7/31/07	(20.97)	(15.02)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2045 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   19

JPMorgan SmartRetirement 2050 FundSM

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS
Fund Inception	July 31, 2007
Fiscal Year End	June 30
Net Assets as of 6/30/2009	$10,417,989
Primary Benchmark	Russell 3000 Index
Secondary Benchmark	Barclays Capital U.S. Aggregate Index
Composite Benchmark	SmartRetirement 2050 Composite Benchmark

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan SmartRetirement 2050 Fund, which seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date,* returned –21.28% (Institutional Class Shares) for the 12 months ended June 30, 2009. The Fund’s performance is compared to both a broad-based equity and fixed income benchmark. The Fund’s primary benchmark, the Russell 3000 Index, returned –26.56%, while the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate, returned 6.05%. The Fund’s Composite Benchmark, which is a blend of the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, returned –21.98%.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global stock markets performed poorly during the period, as credit market issues that escalated in the second half of 2008 led to general economic contraction across all regions. Rising unemployment levels were seen across both developed and emerging economies in the past year. Consumers were faced with many headwinds, including a weaker job market, lower income, tighter credit and declining wealth. As a result, consumer confidence moved markedly downward. The Fund was hindered by challenging equity market performance, with the S&P 500 Index falling 26.21%, while the MSCI EAFE Index declined 31.35% over the 12 months. Real estate investment trusts (REITs) had a difficult year, returning –43.74%, as measured by the Morgan Stanley REIT Index. Fixed income had solid returns, with the Barclays Capital U.S. Aggregate Index grossing 6.05% in the period.

The Fund outperformed its primary and composite benchmarks and underperformed its secondary benchmark for the period. The Fund’s positive return versus its composite benchmark resulted mainly from strong fund selection within large caps and small caps. However, fund selection among core fixed income and emerging markets debt detracted from performance. In asset allocation terms, the Fund benefited from an underweight in emerging market equities, but an overweight in large caps detracted from performance despite gains from large-cap fund selection.

The majority of the individual underlying funds held by the Fund during the period outperformed their respective benchmarks, such as the JPMorgan U.S. Large Cap Core Plus Fund and the JPMorgan Small Cap Equity Fund. The JPMorgan Bond Fund and the JPMorgan Emerging Markets Debt Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	Our strategy is to provide total return from investments in mutual funds that together invest in a diversified portfolio of equity and fixed income securities. We invested according to our strategic product allocations in a variety of J.P. Morgan Funds across different investment styles. In addition, as permitted by the exemptive order issued by the Securities and Exchange Commission, the Fund invested directly in securities and other financial instruments, including derivatives.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The SmartRetirement 2050 Composite Benchmark (the “Composite Benchmark”) is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Barclays Capital U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the Adviser adjusts the Fund’s target allocation from time to time (typically, at least annually), the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, the Adviser treats underlying funds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities, and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

20   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(21.59)%	(15.37)%
With Sales Charge*		(25.14)	(17.39)
CLASS C SHARES	7/31/07
Without CDSC		(21.97)	(15.78)
With CDSC**		(22.97)	(15.78)
CLASS R2 SHARES	11/3/08	(21.73)	(15.45)
INSTITUTIONAL CLASS SHARES	7/31/07	(21.28)	(15.03)
SELECT CLASS SHARES	7/31/07	(21.46)	(15.18)

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Composite Benchmark is comprised of a blend of the Barclays Capital U.S. Aggregate Index and the Russell 3000 Index based on the Fund’s target allocation over the life of the Fund. The Lipper Mixed-Asset Target 2050+ Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   21

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.7%
	Investment Companies — 100.7% (b)
3,171,990	JPMorgan Core Bond Fund, Class R5 Shares	34,447,813
709,837	JPMorgan Disciplined Equity Fund, Institutional Class Shares	8,177,328
757,105	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,087,743
171,777	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,799,959
226,857	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	1,345,260
1,461,943	JPMorgan High Yield Bond Fund, Class R5 Shares	9,926,591
363,991	JPMorgan International Equity Fund, Class R5 Shares	3,872,865
352,502	JPMorgan International Opportunities Fund, Institutional Class Shares	3,764,720
144,692	JPMorgan International Realty Fund, Class R5 Shares	1,182,132
227,686	JPMorgan Intrepid America Fund, Class R5 Shares	3,749,983
82,900	JPMorgan Intrepid International Fund, Institutional Class Shares	1,097,598
103,170	JPMorgan Intrepid Plus Fund, Select Class Shares	1,116,295
10,072,439	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (l) (m)	10,072,439
1,090,278	JPMorgan Real Return Fund, Institutional Class Shares	9,910,626
290,283	JPMorgan Realty Income Fund, Class R5 Shares	1,494,957
44,506	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,139,361
38,682	JPMorgan Small Cap Value Fund, Class R5 Shares	461,867
253,819	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	3,736,216
198,824	JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,682,052
119,724	JPMorgan Value Advantage Fund, Institutional Class Shares	1,437,879
	Total Investment Companies (Cost $107,657,427)	106,503,684

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
1,025,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (Cost $1,034,981)	1,035,210
	Total Investments — 101.7% (Cost $108,692,408)	107,538,894
	Liabilities in Excess of Other Assets — (1.7)%	(1,767,350)
	NET ASSETS — 100.0%	$105,771,544

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	IBEX 35 Index	07/17/09	$545,260	$16,653
5	Hang Seng Index	07/30/09	594,190	28,940
10	E-mini Russell 2000	09/18/09	507,200	(16,354)
3	DAX Index	09/18/09	507,078	(11,135)
5	FTSE 100 Index	09/18/09	346,973	(6,493)
17	5 Year U.S. Treasury Note	09/30/09	1,950,219	14,960
	Short Futures Outstanding
(7)	Amsterdam Index	07/17/09	(499,737)	8,130
(7)	TOPIX	09/10/09	(671,770)	(3,003)
(58)	Dow Jones Euro STOXX 50 Index	09/18/09	(1,951,140)	28,915
(43)	E-mini S&P 500	09/18/09	(1,968,325)	53,262
				$113,875

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Taxable Fixed Income Funds	55.1%
Domestic Equity Funds	19.7
International Equity Funds	10.7
Money Market Funds	9.4
Specialty Funds	4.1
U.S. Treasury Obligation	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   23

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.8%
	Investment Companies — 100.7% (b)
3,048,272	JPMorgan Core Bond Fund, Class R5 Shares	33,104,235
709,837	JPMorgan Disciplined Equity Fund, Institutional Class Shares	8,177,328
686,430	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,612,811
188,718	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,076,109
303,298	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	1,798,559
1,287,171	JPMorgan High Yield Bond Fund, Class R5 Shares	8,739,894
391,874	JPMorgan International Equity Fund, Class R5 Shares	4,169,543
397,120	JPMorgan International Opportunities Fund, Institutional Class Shares	4,241,236
162,569	JPMorgan International Realty Fund, Class R5 Shares	1,328,185
183,936	JPMorgan Intrepid America Fund, Class R5 Shares	3,029,430
90,546	JPMorgan Intrepid International Fund, Institutional Class Shares	1,198,831
118,228	JPMorgan Intrepid Plus Fund, Select Class Shares	1,279,230
6,623,792	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (l) (m)	6,623,792
775,719	JPMorgan Real Return Fund, Institutional Class Shares	7,051,283
314,665	JPMorgan Realty Income Fund, Class R5 Shares	1,620,522
47,894	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,226,089
68,281	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	486,843
38,938	JPMorgan Small Cap Value Fund, Class R5 Shares	464,918
314,959	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,636,199
234,188	JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,981,230
160,066	JPMorgan Value Advantage Fund, Institutional Class Shares	1,922,388
	Total Investment Companies (Cost $103,673,801)	100,768,655

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
1,140,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (Cost $1,150,788)	1,151,356
	Total Investments — 101.8% (Cost $104,824,589)	101,920,011
	Liabilities in Excess of Other Assets — (1.8)%	(1,829,981)
	NET ASSETS — 100.0%	$100,090,030

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	IBEX 35 Index	07/17/09	$545,260	$16,833
5	Hang Seng Index	07/30/09	594,190	28,940
8	E-mini Russell 2000	09/18/09	405,760	(12,969)
3	DAX Index	09/18/09	507,078	(11,135)
6	FTSE 100 Index	09/18/09	416,367	(6,504)
7	5 Year U.S. Treasury Note	09/30/09	803,031	6,160
	Short Futures Outstanding
(7)	Amsterdam Index	07/17/09	(499,737)	8,130
(5)	TOPIX	09/10/09	(479,836)	(2,145)
(49)	Dow Jones Euro STOXX 50 Index	09/18/09	(1,648,377)	24,444
(23)	E-mini S&P 500	09/18/09	(1,052,825)	27,299
				$79,053

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Taxable Fixed Income Funds	52.5%
Domestic Equity Funds	22.6
International Equity Funds	12.5
Money Market Funds	6.5
Specialty Funds	4.8
U.S. Treasury Obligations	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   25

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Investment Companies — 98.7% (b)
4,713,981	JPMorgan Core Bond Fund, Class R5 Shares	51,193,836
963,351	JPMorgan Disciplined Equity Fund, Institutional Class Shares	11,097,802
983,049	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	6,606,091
399,266	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	6,508,036
813,241	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	4,822,519
1,865,934	JPMorgan High Yield Bond Fund, Class R5 Shares	12,669,694
915,913	JPMorgan International Equity Fund, Class R5 Shares	9,745,313
944,077	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	10,082,744
325,898	JPMorgan International Realty Fund, Class R5 Shares	2,662,587
649,034	JPMorgan Intrepid America Fund, Class R5 Shares	10,689,591
215,733	JPMorgan Intrepid International Fund, Institutional Class Shares	2,856,303
261,978	JPMorgan Intrepid Plus Fund, Select Class Shares	2,834,605
6,455,626	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (l) (m)	6,455,626
389,866	JPMorgan Real Return Fund, Institutional Class Shares	3,543,882
706,276	JPMorgan Realty Income Fund, Class R5 Shares	3,637,323
98,327	JPMorgan Small Cap Equity Fund, Class R5 Shares	2,517,163
230,104	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	1,640,641
131,249	JPMorgan Small Cap Value Fund, Class R5 Shares	1,567,118
684,032	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	10,068,957
481,370	JPMorgan U.S. Real Estate Fund, Class R5 Shares	4,072,389
429,188	JPMorgan Value Advantage Fund, Institutional Class Shares	5,154,544
	Total Investment Companies (Cost $186,991,854)	170,426,764

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
1,825,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (Cost $1,841,785)	1,843,179
	Total Investments — 99.7% (Cost $188,833,639)	172,269,943
	Other Assets in Excess of Liabilities — 0.3%	436,713
	NET ASSETS — 100.0%	$172,706,656

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	IBEX 35 Index	07/17/09	$954,205	$29,263
7	Hang Seng Index	07/30/09	831,866	40,516
12	FTSE 100 Index	09/18/09	832,734	(15,583)
22	E-mini Russell 2000	09/18/09	1,115,840	(36,094)
5	DAX Index	09/18/09	845,129	(18,558)
49	E-mini S&P 500	09/18/09	2,242,975	(20,265)
52	5 Year U.S. Treasury Note	09/30/09	5,965,375	23,769
	Short Futures Outstanding
(12)	Amsterdam Index	07/17/09	(856,692)	13,937
(11)	TOPIX	09/10/09	(1,055,639)	(757)
(83)	Dow Jones Euro STOXX 50 Index	09/18/09	(2,792,148)	41,406
(1)	5 Year U.S. Treasury Note	09/30/09	(114,719)	(886)
				$56,748

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Taxable Fixed Income Funds	43.0%
Domestic Equity Funds	29.1
International Equity Funds	17.1
Specialty Funds	6.0
Money Market Funds	3.7
U.S. Treasury Obligation	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 102.1%
	Investment Companies — 100.8% (b)
6,009,296	JPMorgan Core Bond Fund, Class R5 Shares	65,260,960
1,900,830	JPMorgan Disciplined Equity Fund, Institutional Class Shares	21,897,563
1,427,543	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	9,593,092
803,563	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	13,098,074
1,965,607	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	11,656,048
3,194,393	JPMorgan High Yield Bond Fund, Class R5 Shares	21,689,927
1,772,353	JPMorgan International Equity Fund, Class R5 Shares	18,857,831
1,764,140	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	18,841,015
665,591	JPMorgan International Realty Fund, Class R5 Shares	5,437,881
1,268,033	JPMorgan Intrepid America Fund, Class R5 Shares	20,884,502
446,137	JPMorgan Intrepid International Fund, Institutional Class Shares	5,906,851
590,143	JPMorgan Intrepid Plus Fund, Select Class Shares	6,385,348
8,088,405	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (l) (m)	8,088,405
1,164,884	JPMorgan Realty Income Fund, Class R5 Shares	5,999,153
221,461	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,669,405
429,758	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	3,064,176
223,953	JPMorgan Small Cap Value Fund, Class R5 Shares	2,673,997
1,424,591	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	20,969,974
889,040	JPMorgan U.S. Real Estate Fund, Class R5 Shares	7,521,281
961,657	JPMorgan Value Advantage Fund, Institutional Class Shares	11,549,499
	Total Investment Companies (Cost $307,407,222)	285,044,982

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.3%
3,690,000	U.S. Treasury Note, 2.125% 01/31/10 (k) (m) (Cost $3,723,895)	3,726,756
	Total Investments — 102.1% (Cost $311,131,117)	288,771,738
	Liabilities in Excess of Other Assets — (2.1)%	(6,076,464)
	NET ASSETS — 100.0%	$282,695,274

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
18	IBEX 35 Index	07/17/09	$2,453,669	$75,193
21	Hang Seng Index	07/30/09	2,495,597	121,548
39	E-mini Russell 2000	09/18/09	1,978,080	(63,156)
13	DAX Index	09/18/09	2,197,337	(48,250)
29	FTSE 100 Index	09/18/09	2,012,442	(37,659)
51	5 Year U.S. Treasury Note	09/30/09	5,850,656	44,881
	Short Futures Outstanding
(32)	Amsterdam Index	07/17/09	(2,284,513)	37,164
(22)	TOPIX	09/10/09	(2,111,278)	(9,438)
(207)	Dow Jones Euro STOXX 50 Index	09/18/09	(6,963,551)	103,225
(24)	E-mini S&P 500	09/18/09	(1,098,600)	(609)
				$222,899

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Domestic Equity Funds	36.3%
Taxable Fixed Income Funds	33.4
International Equity Funds	19.6
Specialty Funds	6.6
Money Market Funds	2.8
U.S. Treasury Obligation	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.1%
	Investment Companies — 98.3% (b)
703,732	JPMorgan Core Bond Fund, Class R5 Shares	7,642,530
484,074	JPMorgan Disciplined Equity Fund, Institutional Class Shares	5,576,535
219,779	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,476,913
169,977	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,770,622
382,150	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	2,266,150
615,882	JPMorgan High Yield Bond Fund, Class R5 Shares	4,181,838
375,927	JPMorgan International Equity Fund, Class R5 Shares	3,999,860
381,073	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	4,069,855
102,034	JPMorgan International Realty Fund, Class R5 Shares	833,615
245,429	JPMorgan Intrepid America Fund, Class R5 Shares	4,042,214
93,233	JPMorgan Intrepid International Fund, Institutional Class Shares	1,234,399
129,930	JPMorgan Intrepid Plus Fund, Select Class Shares	1,405,840
1,833,782	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (l) (m)	1,833,782
289,507	JPMorgan Realty Income Fund, Class R5 Shares	1,490,963
38,166	JPMorgan Small Cap Equity Fund, Class R5 Shares	977,046
101,480	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	723,549
59,716	JPMorgan Small Cap Value Fund, Class R5 Shares	713,005
300,730	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,426,752
170,883	JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,445,666
187,351	JPMorgan Value Advantage Fund, Institutional Class Shares	2,250,087
	Total Investment Companies (Cost $53,871,709)	53,361,221

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.8%
950,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (m) (Cost $959,087)	959,463
	Total Investments — 100.1% (Cost $54,830,796)	54,320,684
	Liabilities in Excess of Other Assets — (0.1)%	(43,407)
	NET ASSETS — 100.0%	$54,277,277

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	IBEX 35 Index	07/17/09	$545,260	$16,652
5	Hang Seng Index	07/30/09	594,190	28,940
8	FTSE 100 Index	09/18/09	555,156	(9,101)
14	E-mini Russell 2000	09/18/09	710,080	(18,859)
3	DAX Index	09/18/09	507,078	(11,135)
5	E-mini S&P 500	09/18/09	228,875	(487)
12	5 Year U.S. Treasury Note	09/30/09	1,376,625	7,865
	Short Futures Outstanding
(7)	Amsterdam Index	07/17/09	(499,737)	8,130
(5)	TOPIX	09/10/09	(479,836)	(2,145)
(45)	Dow Jones Euro STOXX 50 Index	09/18/09	(1,513,815)	22,450
				$42,310

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Domestic Equity Funds	41.1%
Taxable Fixed Income Funds	24.5
International Equity Funds	22.3
Specialty Funds	6.9
Money Market Funds	3.4
U.S. Treasury Obligation	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.9%
	Investment Companies — 100.1% (b)
1,836,478	JPMorgan Core Bond Fund, Class R5 Shares	19,944,148
1,928,145	JPMorgan Disciplined Equity Fund, Institutional Class Shares	22,212,230
842,826	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,663,793
853,539	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	13,912,684
2,016,107	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	11,955,517
2,636,507	JPMorgan High Yield Bond Fund, Class R5 Shares	17,901,882
1,929,686	JPMorgan International Equity Fund, Class R5 Shares	20,531,859
1,933,400	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	20,648,713
536,625	JPMorgan International Realty Fund, Class R5 Shares	4,384,222
1,280,629	JPMorgan Intrepid America Fund, Class R5 Shares	21,091,965
424,393	JPMorgan Intrepid International Fund, Institutional Class Shares	5,618,966
699,894	JPMorgan Intrepid Plus Fund, Select Class Shares	7,572,853
6,140,596	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410%, (l) (m)	6,140,596
1,091,122	JPMorgan Realty Income Fund, Class R5 Shares	5,619,278
189,636	JPMorgan Small Cap Equity Fund, Class R5 Shares	4,854,693
536,152	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	3,822,764
313,160	JPMorgan Small Cap Value Fund, Class R5 Shares	3,739,134
1,479,528	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	21,778,652
918,366	JPMorgan U.S. Real Estate Fund, Class R5 Shares	7,769,377
1,000,581	JPMorgan Value Advantage Fund, Institutional Class Shares	12,016,981
	Total Investment Companies (Cost $266,094,381)	237,180,307

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.8%
4,125,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (m) (Cost $4,163,799)	4,166,089
	Total Investments — 101.9% (Cost $270,258,180)	241,346,396
	Liabilities in Excess of Other Assets — (1.9)%	(4,379,201)
	NET ASSETS — 100.0%	$236,967,195

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	IBEX 35 Index	07/17/09	$2,589,984	$79,401
21	Hang Seng Index	07/30/09	2,495,597	121,547
34	FTSE 100 Index	09/18/09	2,359,414	(44,152)
56	E-Mini Russell 2000	09/18/09	2,840,320	(49,917)
14	DAX Index	09/18/09	2,366,362	(51,961)
11	E-mini S&P 500	09/18/09	503,525	(11,055)
28	5 Year U.S. Treasury Note	09/30/09	3,212,125	15,656
	Short Futures Outstanding
(33)	Amsterdam Index	07/17/09	(2,355,904)	38,326
(23)	TOPIX	09/10/09	(2,207,246)	(9,867)
(220)	Dow Jones Euro STOXX 50 Index	09/18/09	(7,400,875)	109,704
(2)	5 Year U.S. Treasury Note	09/30/09	(229,438)	(1,771)
				$195,911

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Domestic Equity Funds	45.2%
International Equity Funds	25.2
Taxable Fixed Income Funds	18.1
Specialty Funds	7.3
Money Market Funds	2.5
U.S. Treasury Obligation	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.7%
	Investment Companies — 98.9% (b)
198,828	JPMorgan Core Bond Fund, Class R5 Shares	2,159,274
406,935	JPMorgan Disciplined Equity Fund, Institutional Class Shares	4,687,888
125,119	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	840,797
154,613	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,520,192
352,776	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	2,091,962
434,370	JPMorgan High Yield Bond Fund, Class R5 Shares	2,949,375
358,273	JPMorgan International Equity Fund, Class R5 Shares	3,812,021
346,622	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	3,701,920
105,226	JPMorgan International Realty Fund, Class R5 Shares	859,698
224,416	JPMorgan Intrepid America Fund, Class R5 Shares	3,696,125
89,586	JPMorgan Intrepid International Fund, Institutional Class Shares	1,186,115
128,615	JPMorgan Intrepid Plus Fund, Select Class Shares	1,391,612
1,490,617	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410%, (l) (m)	1,490,617
210,787	JPMorgan Realty Income Fund, Class R5 Shares	1,085,552
37,806	JPMorgan Small Cap Equity Fund, Class R5 Shares	967,835
96,881	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	690,764
56,465	JPMorgan Small Cap Value Fund, Class R5 Shares	674,186
273,609	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,027,522
178,270	JPMorgan U.S. Real Estate Fund, Class R5 Shares	1,508,165
174,875	JPMorgan Value Advantage Fund, Institutional Class Shares	2,100,247
	Total Investment Companies (Cost $43,982,732)	42,441,867

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.8%
775,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (m) (Cost $782,438)	782,720
	Total Investments — 100.7% (Cost $44,765,170)	43,224,587
	Liabilities in Excess of Other Assets — (0.7)%	(319,840)
	NET ASSETS — 100.0%	$42,904,747

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	IBEX 35 Index	07/17/09	$402,380	$12,445
4	Hang Seng Index	07/30/09	475,346	23,152
6	FTSE 100 Index	09/18/09	412,954	(7,792)
3	DAX Index	09/18/09	498,633	(11,135)
13	E-mini Russell 2000	09/18/09	659,360	(21,147)
10	E-mini S&P 500	09/18/09	457,750	(5,617)
3	5 Year U.S. Treasury Note	09/30/09	344,156	2,640
	Short Futures Outstanding
(6)	Amsterdam Index	07/17/09	(421,251)	6,968
(4)	TOPIX	09/10/09	(376,351)	(1,716)
(36)	Dow Jones Euro STOXX 50 Index	09/18/09	(1,190,866)	17,952
				$15,750

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Domestic Equity Funds	47.1%
International Equity Funds	25.9
Taxable Fixed Income Funds	13.7
Specialty Funds	8.0
Money Market Funds	3.5
U.S. Treasury Obligation	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.4%
	Investment Companies — 99.7% (b)
678,012	JPMorgan Core Bond Fund, Class R5 Shares	7,363,213
1,439,602	JPMorgan Disciplined Equity Fund, Institutional Class Shares	16,584,213
501,972	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	3,373,251
630,442	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	10,276,206
1,497,684	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	8,881,267
1,788,785	JPMorgan High Yield Bond Fund, Class R5 Shares	12,145,851
1,422,054	JPMorgan International Equity Fund, Class R5 Shares	15,130,659
1,420,113	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	15,166,802
444,329	JPMorgan International Realty Fund, Class R5 Shares	3,630,172
960,077	JPMorgan Intrepid America Fund, Class R5 Shares	15,812,467
381,084	JPMorgan Intrepid International Fund, Institutional Class Shares	5,045,550
522,301	JPMorgan Intrepid Plus Fund, Select Class Shares	5,651,298
4,794,647	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (l) (m)	4,794,647
789,426	JPMorgan Realty Income Fund, Class R5 Shares	4,065,543
144,426	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,697,314
454,561	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	3,241,021
215,933	JPMorgan Small Cap Value Fund, Class R5 Shares	2,578,238
1,091,775	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	16,070,927
639,582	JPMorgan U.S. Real Estate Fund, Class R5 Shares	5,410,867
745,459	JPMorgan Value Advantage Fund, Institutional Class Shares	8,952,964
	Total Investment Companies (Cost $188,258,349)	167,872,470

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.7%
2,910,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (Cost $2,936,803)	2,938,987
	Total Investments — 101.4% (Cost $191,195,152)	170,811,457
	Liabilities in Excess of Other Assets — (1.4)%	(2,407,560)
	NET ASSETS — 100.0%	$168,403,897

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	IBEX 35 Index	07/17/09	$1,772,094	$54,332
15	Hang Seng Index	07/30/09	1,782,569	86,820
25	FTSE 100 Index	09/18/09	1,734,863	(32,465)
44	E-mini Russell 2000	09/18/09	2,231,680	(71,618)
10	DAX Index	09/18/09	1,690,259	(37,115)
23	E-mini S&P 500	09/18/09	1,052,825	(11,674)
23	5 Year U.S. Treasury Note	09/30/09	2,638,531	3,561
	Short Futures Outstanding
(24)	Amsterdam Index	07/17/09	(1,713,385)	27,873
(19)	TOPIX	09/10/09	(1,823,377)	(8,151)
(154)	Dow Jones Euro STOXX 50 Index	09/18/09	(5,180,613)	76,786
				$88,349

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Domestic Equity Funds	47.7%
International Equity Funds	26.7
Taxable Fixed Income Funds	13.4
Specialty Funds	7.7
Money Market Funds	2.8
U.S. Treasury Obligation	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.4%
	Investment Companies — 99.1% (b)
65,021	JPMorgan Core Bond Fund, Class R5 Shares	706,129
141,866	JPMorgan Disciplined Equity Fund, Institutional Class Shares	1,634,297
43,042	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	289,242
52,448	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	854,898
136,526	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	809,598
151,011	JPMorgan High Yield Bond Fund, Class R5 Shares	1,025,364
122,658	JPMorgan International Equity Fund, Class R5 Shares	1,305,085
118,849	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	1,269,307
34,953	JPMorgan International Realty Fund, Class R5 Shares	285,565
69,638	JPMorgan Intrepid America Fund, Class R5 Shares	1,146,931
34,447	JPMorgan Intrepid International Fund, Institutional Class Shares	456,075
42,936	JPMorgan Intrepid Plus Fund, Select Class Shares	464,572
345,779	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (l) (m)	345,779
74,247	JPMorgan Realty Income Fund, Class R5 Shares	382,373
14,408	JPMorgan Small Cap Equity Fund, Class R5 Shares	368,850
36,053	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	257,060
20,403	JPMorgan Small Cap Value Fund, Class R5 Shares	243,608
97,704	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	1,438,202
60,839	JPMorgan U.S. Real Estate Fund, Class R5 Shares	514,700
68,025	JPMorgan Value Advantage Fund, Institutional Class Shares	816,980
	Total Investment Companies (Cost $14,245,616)	14,614,615

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.3%
185,000	U.S. Treasury Note, 2.125% 01/31/10 (k) (m) (Cost $186,748)	186,843
	Total Investments — 100.4% (Cost $14,432,364)	14,801,458
	Liabilities in Excess of Other Assets — (0.4)%	(57,399)
	NET ASSETS — 100.0%	$14,744,059

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	IBEX 35 Index	07/17/09	$136,315	$4,208
1	Hang Seng Index	07/30/09	118,838	5,788
2	FTSE 100 Index	09/18/09	138,789	(2,597)
3	E-mini Russell 2000	09/18/09	152,160	(4,792)
1	E-mini S&P 500	09/18/09	45,775	135
2	5 Year U.S. Treasury Note	09/30/09	229,438	(37)
	Short Futures Outstanding
(2)	Amsterdam Index	07/17/09	(142,782)	2,323
(1)	TOPIX	09/10/09	(95,967)	(429)
(8)	Dow Jones Euro STOXX 50 Index	09/18/09	(269,123)	3,989
				$8,588

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Domestic Equity Funds	48.4%
International Equity Funds	26.3
Taxable Fixed Income Funds	13.7
Specialty Funds	8.0
Money Market Funds	2.3
U.S. Treasury Obligation	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.7%
	Investment Companies — 99.1% (b)
45,798	JPMorgan Core Bond Fund, Class R5 Shares	497,366
102,371	JPMorgan Disciplined Equity Fund, Institutional Class Shares	1,179,314
29,287	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	196,809
37,945	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	618,503
101,111	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	599,590
105,697	JPMorgan High Yield Bond Fund, Class R5 Shares	717,680
90,586	JPMorgan International Equity Fund, Class R5 Shares	963,838
88,591	JPMorgan International Opportunities Fund, Institutional Class Shares (m)	946,154
25,197	JPMorgan International Realty Fund, Class R5 Shares	205,860
47,003	JPMorgan Intrepid America Fund, Class R5 Shares	774,137
23,241	JPMorgan Intrepid International Fund, Institutional Class Shares	307,717
27,365	JPMorgan Intrepid Plus Fund, Select Class Shares	296,092
213,543	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (l) (m)	213,543
50,983	JPMorgan Realty Income Fund, Class R5 Shares	262,564
11,208	JPMorgan Small Cap Equity Fund, Class R5 Shares	286,928
27,849	JPMorgan Small Cap Growth Fund, Institutional Class Shares (a)	198,563
13,886	JPMorgan Small Cap Value Fund, Class R5 Shares	165,804
62,093	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	914,005
44,346	JPMorgan U.S. Real Estate Fund, Class R5 Shares	375,169
50,511	JPMorgan Value Advantage Fund, Institutional Class Shares	606,631
	Total Investment Companies (Cost $9,441,516)	10,326,267

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.6%
160,000	U.S. Treasury Note, 2.125%, 01/31/10 (k) (m) (Cost $161,522)	161,594
	Total Investments — 100.7% (Cost $9,603,038)	10,487,861
	Liabilities in Excess of Other Assets — (0.7)%	(69,872)
	NET ASSETS — 100.0%	$10,417,989

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	Hang Seng Index	07/30/09	$118,838	$5,788
1	E-Mini Russell 2000	09/18/09	50,720	(1,692)
1	FTSE 100 Index	09/18/09	69,395	(1,299)
3	E-mini S&P 500	09/18/09	137,325	(1,875)
1	5 Year U.S Treasury Note	09/30/09	114,719	880
	Short Futures Outstanding
(1)	TOPIX	09/10/09	(95,967)	(429)
(7)	Dow Jones Euro STOXX 50 Index	09/18/09	(235,482)	3,494
				$4,867

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Allocation of Investments*

Domestic Equity Funds	47.9%
International Equity Funds	27.0
Taxable Fixed Income Funds	13.5
Specialty Funds	8.1
Money Market Funds	2.0
U.S. Treasury Obligation	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   41

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
As of JUNE 30, 2009

*—	Percentages indicated are based upon total investments as of June 30, 2009. The Fund’s composition is subject to change.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors Inc. or Security Capital Research & Management, Incorporated.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of June 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   43

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$1,035,210	$1,151,356	$1,843,179
Investments in affiliates, at value	106,503,684	100,768,655	170,426,764
Total investment securities, at value	107,538,894	101,920,011	172,269,943
Cash	1,313	—	—
Deposits at broker for futures	145,747	182,984	286,952
Receivables:
Investment securities sold	747,500	1,031,280	—
Fund shares sold	673,571	106,703	185,238
Interest and dividends	12,627	12,154	17,935
Variation margin on futures contracts	—	—	189,118
Due from Advisor	9,227	16,033	22,495
Total Assets	109,128,879	103,269,165	172,971,681

LIABILITIES:
Payables:
Due to custodian	—	—	39
Dividends	635,121	15,123	36,732
Fund shares redeemed	2,657,241	3,104,353	151,780
Variation margin on futures contracts	30,592	10,969	—
Accrued liabilities:
Shareholder servicing fees	2,339	5,743	7,319
Distribution fees	1,146	1,945	3,090
Trustees’ and Chief Compliance Officer’s fees	57	31	105
Other	30,839	40,971	65,960
Total Liabilities	3,357,335	3,179,135	265,025
Net Assets	$105,771,544	$100,090,030	$172,706,656

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$125,914,278	$125,175,581	$219,479,830
Accumulated undistributed (distributions in excess of) net investment income	(38,022)	169,083	307,969
Accumulated net realized gains (losses)	(19,087,762)	(22,461,649)	(30,620,307)
Net unrealized appreciation (depreciation)	(1,016,950)	(2,792,985)	(16,460,836)
Total Net Assets	$105,771,544	$100,090,030	$172,706,656

Net Assets:
Class A	$4,909,801	$8,850,447	$12,944,757
Class C	417,502	424,193	923,271
Class R2	54,325	222,462	84,063
Institutional Class	88,820,528	55,444,638	112,187,409
Select Class	11,569,388	35,148,290	46,567,156
Total	$105,771,544	$100,090,030	$172,706,656

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	378,915	715,841	1,096,086
Class C	32,244	34,356	78,434
Class R2	4,194	17,998	7,120
Institutional Class	6,845,308	4,480,468	9,489,143
Select Class	892,429	2,843,460	3,941,110

Net asset value:
Class A — Redemption price per share	$12.96	$12.36	$11.81
Class C — Offering price per share (a)	12.95	12.35	11.77
Class R2 — Offering and redemption price per share	12.95	12.36	11.81
Institutional Class — Offering and redemption price per share	12.98	12.37	11.82
Select Class — Offering and redemption price per share	12.96	12.36	11.82
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$13.57	$12.94	$12.37

Cost of investments in non-affiliates	$1,034,981	$1,150,788	$1,841,785
Cost of investments in affiliates	107,657,427	103,673,801	186,991,854

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   45

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$3,726,756	$959,463	$4,166,089
Investments in affiliates, at value	285,044,982	53,361,221	237,180,307
Total investment securities, at value	288,771,738	54,320,684	241,346,396
Deposits at broker for futures	—	113,483	222,841
Receivables:
Investment securities sold	3,536,500	—	3,437,000
Fund shares sold	368,247	81,176	341,639
Interest and dividends	35,137	8,963	39,003
Variation margin on futures contracts	234,138	—	227,005
Due from Advisor	40,579	8,571	35,675
Total Assets	292,986,339	54,532,877	245,649,559

LIABILITIES:
Payables:
Due to custodian	—	485	78
Dividends	30,183	6,631	9,896
Investment securities purchased	850,500	161,000	712,600
Fund shares redeemed	9,286,910	8,922	7,844,789
Variation margin on futures contracts	—	52,108	—
Accrued liabilities:
Shareholder servicing fees	13,282	4,384	10,341
Distribution fees	5,202	1,687	4,057
Trustees’ and Chief Compliance Officer’s fees	25	61	16
Other	104,963	20,322	100,587
Total Liabilities	10,291,065	255,600	8,682,364
Net Assets	$282,695,274	$54,277,277	$236,967,195

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid in capital	$365,414,443	$60,892,187	$314,230,897
Accumulated undistributed (distributions in excess of) net investment income	813,686	112,922	516,459
Accumulated net realized gains (losses)	(61,396,945)	(6,277,130)	(49,088,781)
Net unrealized appreciation (depreciation)	(22,135,910)	(450,702)	(28,691,380)
Total Net Assets	$282,695,274	$54,277,277	$236,967,195

Net Assets:
Class A	$20,940,575	$5,920,536	$17,729,668
Class C	1,642,774	925,812	876,290
Class R2	194,006	140,930	112,356
Institutional Class	182,929,234	17,736,252	159,881,551
Select Class	76,988,685	29,553,747	58,367,330
Total	$282,695,274	$54,277,277	$236,967,195
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,831,061	557,936	1,641,823
Class C	143,734	87,254	81,404
Class R2	16,970	13,286	10,405
Institutional Class	15,962,272	1,669,195	14,768,618
Select Class	6,719,849	2,781,916	5,397,511

Net asset value:
Class A — Redemption price per share	$11.44	$10.61	$10.80
Class C — Offering price per share (a)	11.43	10.61	10.76
Class R2 — Offering and redemption price per share	11.43	10.61	10.80
Institutional Class — Offering and redemption price per share	11.46	10.63	10.83
Select Class — Offering and redemption price per share	11.46	10.62	10.81
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$11.98	$11.11	$11.31

Cost of investments in non-affiliates	$3,723,895	$959,087	$4,163,799
Cost of investments in affiliates	307,407,222	53,871,709	266,094,381

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$782,720	$2,938,987	$186,843	$161,594
Investments in affiliates, at value	42,441,867	167,872,470	14,614,615	10,326,267
Total investment securities, at value	43,224,587	170,811,457	14,801,458	10,487,861
Deposits at broker for futures	54,930	37,726	—	—
Receivables:
Investment securities sold	—	2,680,000	100,000	31,400
Fund shares sold	75,545	260,419	54,481	20,250
Interest and dividends	7,272	27,504	1,766	1,489
Variation margin on futures contracts	5,447	378,099	24,216	8,834
Due from Advisor	8,572	29,855	4,952	3,763
Total Assets	43,376,353	174,225,060	14,986,873	10,553,597

LIABILITIES:
Payables:
Due to custodian	485	—	—	313
Dividends	3,708	5,937	2,765	708
Investment securities purchased	429,500	505,000	220,000	114,500
Fund shares redeemed	13,985	5,225,245	9,480	13,453
Accrued liabilities:
Shareholder servicing fees	3,411	5,585	755	460
Distribution fees	945	2,920	227	205
Trustees’ and Chief Compliance Officer’s fees	68	40	32	41
Other	19,504	76,436	9,555	5,928
Total Liabilities	471,606	5,821,163	242,814	135,608
Net Assets	$42,904,747	$168,403,897	$14,744,059	$10,417,989

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
NET ASSETS:
Paid in capital	$48,824,134	$222,000,046	$16,127,115	$10,645,136
Accumulated undistributed (distributions in excess of) net investment income	126,928	744,305	19,365	33,988
Accumulated net realized gains (losses)	(4,527,872)	(34,045,951)	(1,780,157)	(1,150,935)
Net unrealized appreciation (depreciation)	(1,518,443)	(20,294,503)	377,736	889,800
Total Net Assets	$42,904,747	$168,403,897	$14,744,059	$10,417,989

Net Assets:
Class A	$3,565,735	$12,945,986	$1,000,913	$668,529
Class C	418,559	493,495	48,501	89,687
Class R2	53,954	106,929	52,465	52,233
Institutional Class	14,863,099	127,662,192	8,519,504	6,631,432
Select Class	24,003,400	27,195,295	5,122,676	2,976,108
Total	$42,904,747	$168,403,897	$14,744,059	$10,417,989

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	350,728	1,216,591	97,430	64,969
Class C	41,257	46,576	4,719	8,727
Class R2	5,307	10,059	5,106	5,080
Institutional Class	1,458,391	11,963,460	828,160	643,203
Select Class	2,355,097	2,551,609	497,922	288,820

Net asset value:
Class A — Redemption price per share	$10.17	$10.64	$10.27	$10.29
Class C — Offering price per share (a)	10.15	10.60	10.28	10.28
Class R2 — Offering and redemption price per share	10.17	10.63	10.28	10.28
Institutional Class — Offering and redemption price per share	10.19	10.67	10.29	10.31
Select Class — Offering and redemption price per share	10.19	10.66	10.29	10.30
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$10.65	$11.14	$10.75	$10.77

Cost of investments in non-affiliates	$782,438	$2,936,803	$186,748	$161,522
Cost of investments in affiliates	43,982,732	188,258,349	14,245,616	9,441,516

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   49

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,061	$12,816	$18,769
Interest income from affiliates	5,127	4,935	8,680
Dividend income from affiliates	4,027,132	3,861,635	5,655,793
Total investment income	4,046,320	3,879,386	5,683,242

EXPENSES:
Distribution fees:
Class A	5,928	15,657	19,003
Class C	2,547	1,701	2,860
Class R2 (a)	165	478	212
Shareholder servicing fees:
Class A	5,928	15,657	19,003
Class C	849	567	953
Class R2 (a)	83	239	106
Institutional Class	81,807	56,290	110,245
Select Class	29,843	81,629	84,126
Interest expense to affiliates	—	—	5
Trustees’ and Chief Compliance Officer’s fees	1,017	1,026	1,612
Transfer agent fees	107,443	147,504	216,280
Other	4,692	5,328	7,137
Total expenses	240,302	326,076	461,542
Less amounts waived	(96,488)	(95,526)	(151,920)
Less expense reimbursements	(93,833)	(125,196)	(179,447)
Net expenses	49,981	105,354	130,175
Net investment income (loss)	3,996,339	3,774,032	5,553,067

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	56	— (b)	(40)
Investments in affiliates	(17,748,355)	(22,568,608)	(32,628,290)
Futures	(558,816)	(550,977)	(1,278,357)
Foreign currency transactions	(59,137)	(67,865)	(111,171)
Net realized gain (loss)	(18,366,252)	(23,187,450)	(34,017,858)
Distributions of realized gains by investment company affiliates	1,790,384	2,427,098	4,942,688
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,158	1,424	2,771
Investments in affiliates	5,877,658	5,665,454	(596,967)
Futures	87,887	125,725	270,691
Foreign currency translations	22,558	32,331	45,806
Change in net unrealized appreciation (depreciation)	5,989,261	5,824,934	(277,699)
Net realized/unrealized gains (losses)	(10,586,607)	(14,935,418)	(29,352,869)
Change in net assets resulting from operations	$(6,590,268)	$(11,161,386)	$(23,799,802)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$44,387	$4,924	$43,437
Interest income from affiliates	10,773	2,370	6,921
Dividend income from affiliates	8,446,421	1,076,040	5,568,668
Total investment income	8,501,581	1,083,334	5,619,026

EXPENSES:
Distribution fees:
Class A	33,472	7,451	26,911
Class C	6,845	2,929	3,810
Class R2 (a)	412	314	263
Shareholder servicing fees:
Class A	33,472	7,451	26,911
Class C	2,282	976	1,270
Class R2 (a)	206	157	131
Institutional Class	169,128	14,432	142,644
Select Class	164,842	39,916	121,256
Trustees’ and Chief Compliance Officer’s fees	2,616	310	2,106
Transfer agent fees	367,749	61,290	340,929
Other	10,222	5,426	8,339
Total expenses	791,246	140,652	674,570
Less amounts waived	(249,448)	(33,832)	(202,471)
Less expense reimbursements	(305,740)	(53,491)	(270,375)
Net expenses	236,058	53,329	201,724
Net investment income (loss)	8,265,523	1,030,005	5,417,302

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	533	(16)	2,749
Investments in affiliates	(61,356,072)	(6,654,327)	(50,224,406)
Futures	(3,923,767)	(557,319)	(3,870,410)
Foreign currency transactions	(92,815)	(32,011)	(109,240)
Net realized gain (loss)	(65,372,121)	(7,243,673)	(54,201,307)
Distributions of realized gains by investment company affiliates	8,719,767	1,275,951	9,149,247
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	6,393	653	5,784
Investments in affiliates	2,818,662	824,948	(7,399,479)
Futures	888,916	91,983	964,028
Foreign currency translations	(266)	17,051	23,605
Change in net unrealized appreciation (depreciation)	3,713,705	934,635	(6,406,062)
Net realized/unrealized gains (losses)	(52,938,649)	(5,033,087)	(51,458,122)
Change in net assets resulting from operations	$(44,673,126)	$(4,003,082)	$(46,040,820)

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   51

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009 (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5,797	$34,465	$917	$436
Interest income from affiliates	1,851	10,118	190	—
Dividend income from affiliates	744,599	3,645,736	227,502	145,694
Total investment income	752,247	3,690,319	228,609	146,130

EXPENSES:
Distribution fees:
Class A	4,547	23,293	1,302	688
Class C	2,223	2,202	226	411
Class R2 (a)	155	251	154	154
Shareholder servicing fees:
Class A	4,547	23,293	1,302	688
Class C	741	734	75	137
Class R2 (a)	78	126	77	77
Institutional Class	10,930	109,030	4,977	3,393
Select Class	34,242	58,259	6,468	3,580
Interest expense to affiliates	—	177	—	—
Trustees’ and Chief Compliance Officer’s fees	261	1,473	82	68
Transfer agent fees	57,509	282,864	32,823	28,354
Other	5,232	6,212	5,857	4,928
Total expenses	120,465	507,914	53,343	42,478
Less amounts waived	(26,773)	(141,995)	(8,145)	(5,186)
Less expense reimbursements	(52,292)	(233,744)	(35,504)	(31,275)
Net expenses	41,400	132,175	9,694	6,017
Net investment income (loss)	710,847	3,558,144	218,915	140,113

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6	2,571	11	34
Investments in affiliates	(4,968,127)	(34,578,741)	(1,983,668)	(1,239,808)
Futures	(540,311)	(3,298,188)	(89,879)	(48,765)
Foreign currency transactions	(30,463)	(165,875)	(3,371)	1,740
Net realized gain (loss)	(5,538,895)	(38,040,233)	(2,076,907)	(1,286,799)
Distributions of realized gains by investment company affiliates	1,354,178	6,679,907	370,540	208,511
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	802	6,170	167	83
Investments in affiliates	(389,053)	(5,500,628)	725,767	1,040,679
Futures	64,659	670,922	13,376	(1,492)
Foreign currency translations	6,338	216	54	110
Change in net unrealized appreciation (depreciation)	(317,254)	(4,823,320)	739,364	1,039,380
Net realized/unrealized gains (losses)	(4,501,971)	(36,183,646)	(967,003)	(38,908)
Change in net assets resulting from operations	$(3,791,124)	$(32,625,502)	$(748,088)	$101,205

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,996,339	$3,510,194	$3,774,032	$3,461,943
Net realized gain (loss)	(18,366,252)	(2,637,549)	(23,187,450)	(2,093,934)
Distributions of realized gains by investment company affiliates	1,790,384	2,581,786	2,427,098	3,659,521
Change in net unrealized appreciation (depreciation)	5,989,261	(6,534,137)	5,824,934	(10,382,250)
Change in net assets resulting from operations	(6,590,268)	(3,079,706)	(11,161,386)	(5,354,720)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(96,994)	(59,131)	(227,528)	(171,531)
From net realized gains	(33,395)	(571)	(132,353)	(22,026)
Class C
From net investment income	(11,311)	(17,268)	(7,758)	(3,413)
From net realized gains	(5,332)	(270)	(3,806)	(199)
Class R2 (a)
From net investment income	(1,416)	—	(3,573)	—
From net realized gains	(928)	—	(1,195)	—
Institutional Class
From net investment income	(3,351,840)	(3,921,822)	(2,117,087)	(3,231,167)
From net realized gains	(1,426,618)	(36,854)	(1,292,135)	(418,110)
Select Class
From net investment income	(467,384)	(344,252)	(1,188,178)	(1,089,522)
From net realized gains	(214,977)	(2,759)	(714,685)	(128,029)
Total distributions to shareholders	(5,610,195)	(4,382,927)	(5,688,298)	(5,063,997)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	18,384,727	37,060,983	10,870,885	45,050,972

NET ASSETS:
Change in net assets	6,184,264	29,598,350	(5,978,799)	34,632,255
Beginning of period	99,587,280	69,988,930	106,068,829	71,436,574
End of period	$105,771,544	$99,587,280	$100,090,030	$106,068,829
Accumulated undistributed (distributions in excess of) net investment income	$(38,022)	$(140,097)	$169,083	$(144,699)

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,553,067	$4,870,858	$8,265,523	$6,698,546
Net realized gain (loss)	(34,017,858)	(2,792,467)	(65,372,121)	(6,501,866)
Distributions of realized gains by investment company affiliates	4,942,688	7,585,485	8,719,767	13,719,100
Change in net unrealized appreciation (depreciation)	(277,699)	(20,439,816)	3,713,705	(35,681,876)
Change in net assets resulting from operations	(23,799,802)	(10,775,940)	(44,673,126)	(21,766,096)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(268,072)	(237,282)	(350,341)	(335,458)
From net realized gains	(200,100)	(49,741)	(369,967)	(95,018)
Class C
From net investment income	(13,536)	(3,577)	(21,654)	(12,502)
From net realized gains	(7,603)	(889)	(25,694)	(3,915)
Class R2 (a)
From net investment income	(1,682)	—	(1,930)	—
From net realized gains	(1,402)	—	(1,657)	—
Institutional Class
From net investment income	(3,759,949)	(5,863,788)	(5,064,944)	(8,356,811)
From net realized gains	(2,983,696)	(1,164,966)	(5,377,686)	(2,197,347)
Select Class
From net investment income	(1,177,771)	(866,685)	(1,873,364)	(1,940,092)
From net realized gains	(859,920)	(164,454)	(1,951,107)	(480,498)
Total distributions to shareholders	(9,273,731)	(8,351,382)	(15,038,344)	(13,421,641)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	41,746,050	61,994,742	69,422,322	126,791,123

NET ASSETS:
Change in net assets	8,672,517	42,867,420	9,710,852	91,603,386
Beginning of period	164,034,139	121,166,719	272,984,422	181,381,036
End of period	$172,706,656	$164,034,139	$282,695,274	$272,984,422
Accumulated undistributed (distributions in excess of) net investment income	$307,969	$(222,152)	$813,686	$(604,009)

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,030,005	$196,868	$5,417,302	$4,153,576
Net realized gain (loss)	(7,243,673)	(402,596)	(54,201,307)	(4,806,233)
Distributions of realized gains by investment company affiliates	1,275,951	317,649	9,149,247	13,135,716
Change in net unrealized appreciation (depreciation)	934,635	(1,385,337)	(6,406,062)	(34,191,561)
Change in net assets resulting from operations	(4,003,082)	(1,273,416)	(46,040,820)	(21,708,502)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(75,892)	(66,011)	(218,266)	(235,899)
From net realized gains	(15,453)	—	(354,449)	(81,883)
Class C
From net investment income	(6,009)	(2,075)	(9,511)	(5,427)
From net realized gains	(1,407)	—	(19,920)	(2,052)
Class R2 (b)
From net investment income	(1,336)	—	(1,280)	—
From net realized gains	(258)	—	(2,167)	—
Institutional Class
From net investment income	(385,041)	(191,896)	(3,390,401)	(6,417,555)
From net realized gains	(73,288)	—	(5,904,644)	(2,102,058)
Select Class
From net investment income	(417,940)	(25,942)	(1,191,661)	(1,024,489)
From net realized gains	(75,926)	—	(2,030,629)	(316,596)
Total distributions to shareholders	(1,052,550)	(285,924)	(13,122,928)	(10,185,959)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	41,193,330	19,698,919	78,348,458	102,199,893

NET ASSETS:
Change in net assets	36,137,698	18,139,579	19,184,710	70,305,432
Beginning of period	18,139,579	—	217,782,485	147,477,053
End of period	$54,277,277	$18,139,579	$236,967,195	$217,782,485
Accumulated undistributed (distributions in excess of) net investment income	$112,922	$(34,056)	$516,459	$(607,439)

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$710,847	$129,942	$3,558,144	$2,864,160
Net realized gain (loss)	(5,538,895)	(480,945)	(38,040,233)	(3,094,278)
Distributions of realized gains by investment company affiliates	1,354,178	321,822	6,679,907	9,797,978
Change in net unrealized appreciation (depreciation)	(317,254)	(1,201,189)	(4,823,320)	(25,631,949)
Change in net assets resulting from operations	(3,791,124)	(1,230,370)	(32,625,502)	(16,064,089)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(31,439)	(23,139)	(145,063)	(267,956)
From net realized gains	(5,336)	—	(379,294)	(101,490)
Class C
From net investment income	(6,738)	(1,499)	(4,081)	(9,517)
From net realized gains	(1,645)	—	(11,732)	(4,252)
Class R2 (b)
From net investment income	(761)	—	(889)	—
From net realized gains	(171)	—	(2,386)	—
Institutional Class
From net investment income	(225,052)	(175,770)	(2,107,977)	(4,723,873)
From net realized gains	(36,003)	—	(4,960,207)	(1,640,835)
Select Class
From net investment income	(320,328)	(15,879)	(458,576)	(460,468)
From net realized gains	(54,196)	—	(1,095,444)	(148,595)
Total distributions to shareholders	(681,669)	(216,287)	(9,165,649)	(7,356,986)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	34,638,482	14,185,715	55,563,843	67,525,505

NET ASSETS:
Change in net assets	30,165,689	12,739,058	13,772,692	44,104,430
Beginning of period	12,739,058	—	154,631,205	110,526,775
End of period	$42,904,747	$12,739,058	$168,403,897	$154,631,205
Accumulated undistributed (distributions in excess of) net investment income	$126,928	$(28,191)	$744,305	$(415,369)

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$218,915	$35,854	$140,113	$22,670
Net realized gain (loss)	(2,076,907)	(71,740)	(1,286,799)	(63,755)
Distributions of realized gains by investment company affiliates	370,540	53,404	208,511	43,631
Change in net unrealized appreciation (depreciation)	739,364	(361,628)	1,039,380	(149,580)
Change in net assets resulting from operations	(748,088)	(344,110)	101,205	(147,034)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11,265)	(5,711)	(5,258)	(1,453)
From net realized gains	(1,626)	—	(1,929)	—
Class C
From net investment income	(502)	(1,026)	(1,089)	(694)
From net realized gains	(108)	—	(555)	—
Class R2 (b)
From net investment income	(877)	—	(745)	—
From net realized gains	(183)	—	(381)	—
Institutional Class
From net investment income	(129,439)	(37,222)	(75,051)	(25,383)
From net realized gains	(17,024)	—	(25,063)	—
Select Class
From net investment income	(70,395)	(5,979)	(27,599)	(7,095)
From net realized gains	(9,578)	—	(9,086)	—
Total distributions to shareholders	(240,997)	(49,938)	(146,756)	(34,625)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	11,078,006	5,049,186	8,272,889	2,372,310

NET ASSETS:
Change in net assets	10,088,921	4,655,138	8,227,338	2,190,651
Beginning of period	4,655,138	—	2,190,651	—
End of period	$14,744,059	$4,655,138	$10,417,989	$2,190,651
Accumulated undistributed (distributions in excess of) net investment income	$19,365	$(7,194)	$33,988	$620

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	Smart Retirement Income Fund		Smart Retirement 2010 Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,679,654	$3,380,419	$7,489,629	$5,483,024
Dividends and distributions reinvested	123,179	57,249	357,539	193,557
Cost of shares redeemed	(4,520,390)	(1,574,691)	(2,910,651)	(3,048,816)
Change in net assets from Class A capital transactions	$3,282,443	$1,862,977	$4,936,517	$2,627,765
Class C
Proceeds from shares issued	$392,829	$639,698	$317,340	$192,826
Dividends and distributions reinvested	13,923	14,249	10,100	2,491
Cost of shares redeemed	(249,066)	(375,271)	(75,518)	(22,412)
Change in net assets from Class C capital transactions	$157,686	$278,676	$251,922	$172,905
Class R2 (a)
Proceeds from shares issued	$50,000	$—	$202,410	$—
Dividends and distributions reinvested	2,344	—	4,767	—
Cost of shares redeemed	—	—	(604)	—
Change in net assets from Class R2 capital transactions	$52,344	$—	$206,573	$—
Institutional Class
Proceeds from shares issued	$27,585,081	$40,798,063	$19,981,132	$40,934,799
Dividends and distributions reinvested	1,324,657	1,117,639	3,372,892	3,649,277
Cost of shares redeemed	(16,877,103)	(14,425,066)	(25,654,161)	(27,271,800)
Change in net assets from Institutional Class capital transactions	$12,032,635	$27,490,636	$(2,300,137)	$17,312,276
Select Class
Proceeds from shares issued	$11,313,853	$29,296,092	$24,828,826	$50,426,532
Dividends and distributions reinvested	681,655	347,011	1,896,671	1,216,363
Cost of shares redeemed	(9,135,889)	(22,214,409)	(18,949,487)	(26,704,869)
Change in net assets from Select Class capital transactions	$2,859,619	$7,428,694	$7,776,010	$24,938,026

Total change in net assets from capital transactions	$18,384,727	$37,060,983	$10,870,885	$45,050,972

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	602,840	213,488	603,063	345,026
Reinvested	9,777	3,746	30,067	12,488
Redeemed	(359,620)	(99,680)	(245,006)	(191,444)
Change in Class A Shares	252,997	117,554	388,124	166,070
Class C
Issued	28,452	40,450	26,371	12,468
Reinvested	1,108	922	853	165
Redeemed	(18,665)	(24,582)	(6,100)	(1,402)
Change in Class C Shares	10,895	16,790	21,124	11,231
Class R2 (a)
Issued	4,004	—	17,648	—
Reinvested	190	—	407	—
Redeemed	—	—	(57)	—
Change in Class R2 Shares	4,194	—	17,998	—
Institutional Class
Issued	2,155,383	2,612,667	1,633,969	2,578,015
Reinvested	105,572	72,426	282,842	234,563
Redeemed	(1,326,357)	(922,112)	(2,106,203)	(1,740,528)
Change in Institutional Class Shares	934,598	1,762,981	(189,392)	1,072,050
Select Class
Issued	870,244	1,895,026	1,993,832	3,235,308
Reinvested	54,568	22,718	159,800	78,982
Redeemed	(716,976)	(1,449,373)	(1,531,276)	(1,734,487)
Change in Select Class Shares	207,836	468,371	622,356	1,579,803

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	Smart Retirement 2015 Fund		Smart Retirement 2020 Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,967,212	$6,923,156	$14,626,719	$11,090,934
Dividends and distributions reinvested	434,168	286,275	693,555	428,739
Cost of shares redeemed	(1,861,190)	(3,384,832)	(3,045,831)	(1,393,496)
Change in net assets from Class A capital transactions	$7,540,190	$3,824,599	$12,274,443	$10,126,177
Class C
Proceeds from shares issued	$875,053	$115,746	$1,668,988	$307,881
Dividends and distributions reinvested	18,666	4,391	34,132	7,218
Cost of shares redeemed	(58,457)	(29,837)	(314,976)	(2,071)
Change in net assets from Class C capital transactions	$835,262	$90,300	$1,388,144	$313,028
Class R2 (a)
Proceeds from shares issued	$77,843	$—	$175,124	$—
Dividends and distributions reinvested	3,084	—	3,586	—
Cost of shares redeemed	(537)	—	(829)	—
Change in net assets from Class R2 capital transactions	$80,390	$—	$177,881	$—
Institutional Class
Proceeds from shares issued	$30,350,426	$62,444,047	$51,579,452	$95,412,761
Dividends and distributions reinvested	6,716,630	7,028,755	10,356,820	10,554,158
Cost of shares redeemed	(30,621,144)	(27,903,968)	(36,003,716)	(36,912,670)
Change in net assets from Institutional Class capital transactions	$6,445,912	$41,568,834	$25,932,556	$69,054,249
Select Class
Proceeds from shares issued	$36,619,882	$20,033,129	$59,365,907	$85,894,173
Dividends and distributions reinvested	2,016,682	1,030,531	3,800,487	2,416,070
Cost of shares redeemed	(11,792,268)	(4,552,651)	(33,517,096)	(41,012,574)
Change in net assets from Select Class capital transactions	$26,844,296	$16,511,009	$29,649,298	$47,297,669

Total change in net assets from capital transactions	$41,746,050	$61,994,742	$69,422,322	$126,791,123

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	763,248	428,114	1,297,954	679,112
Reinvested	38,634	18,218	64,308	27,022
Redeemed	(170,380)	(205,877)	(271,204)	(87,639)
Change in Class A Shares	631,502	240,455	1,091,058	618,495
Class C
Issued	75,329	7,135	137,818	19,230
Reinvested	1,644	278	3,159	451
Redeemed	(4,908)	(1,959)	(26,832)	(125)
Change in Class C Shares	72,065	5,454	114,145	19,556
Class R2 (a)
Issued	6,899	—	16,728	—
Reinvested	277	—	333	—
Redeemed	(56)	—	(91)	—
Change in Class R2 Shares	7,120	—	16,970	—
Institutional Class
Issued	2,591,336	3,893,201	4,568,951	5,856,085
Reinvested	596,135	446,092	956,492	661,317
Redeemed	(2,665,467)	(1,763,990)	(3,200,055)	(2,281,290)
Change in Institutional Class Shares	522,004	2,575,303	2,325,388	4,236,112
Select Class
Issued	3,071,482	1,271,341	5,198,632	5,440,179
Reinvested	179,381	65,771	351,616	152,402
Redeemed	(1,048,765)	(293,332)	(2,991,920)	(2,644,531)
Change in Select Class Shares	2,202,098	1,043,780	2,558,328	2,948,050

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	Smart Retirement 2025 Fund		Smart Retirement 2030 Fund
	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,316,345	$2,460,372	$12,986,451	$9,492,136
Dividends and distributions reinvested	91,336	66,011	564,109	316,698
Cost of shares redeemed	(1,125,202)	(297,835)	(2,582,359)	(3,061,763)
Change in net assets from Class A capital transactions	$4,282,479	$2,228,548	$10,968,201	$6,747,071
Class C
Proceeds from shares issued	$684,808	$278,857	$770,579	$196,676
Dividends and distributions reinvested	6,057	2,075	28,860	7,430
Cost of shares redeemed	(24,473)	(13)	(74,276)	(79)
Change in net assets from Class C capital transactions	$666,392	$280,919	$725,163	$204,027
Class R2 (b)
Proceeds from shares issued	$127,677	$—	$102,282	$—
Dividends and distributions reinvested	1,594	—	3,446	—
Cost of shares redeemed	(514)	—	(186)	—
Change in net assets from Class R2 capital transactions	$128,757	$—	$105,542	$—
Institutional Class
Proceeds from shares issued	$10,343,382	$15,507,956	$53,055,144	$85,202,200
Dividends and distributions reinvested	449,705	191,897	9,230,560	8,519,612
Cost of shares redeemed	(3,737,630)	(868,726)	(28,003,970)	(30,616,114)
Change in net assets from Institutional Class capital transactions	$7,055,457	$14,831,127	$34,281,734	$63,105,698
Select Class
Proceeds from shares issued	$33,482,517	$2,453,004	$48,092,600	$56,081,456
Dividends and distributions reinvested	490,604	25,942	3,193,698	1,341,085
Cost of shares redeemed	(4,912,876)	(120,621)	(19,018,480)	(25,279,444)
Change in net assets from Select Class capital transactions	$29,060,245	$2,358,325	$32,267,818	$32,143,097

Total change in net assets from capital transactions	$41,193,330	$19,698,919	$78,348,458	$102,199,893

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	511,601	162,774	1,255,149	564,721
Reinvested	9,115	4,520	56,618	19,458
Redeemed	(109,584)	(20,490)	(241,365)	(181,989)
Change in Class A Shares	411,132	146,804	1,070,402	402,190
Class C
Issued	69,039	19,380	68,782	12,323
Reinvested	611	148	2,901	456
Redeemed	(1,924)	— (c)	(7,699)	(5)
Change in Class C Shares	67,726	19,528	63,984	12,774
Class R2 (b)
Issued	13,187	—	10,080	—
Reinvested	162	—	347	—
Redeemed	(63)	—	(22)	—
Change in Class R2 Shares	13,286	—	10,405	—
Institutional Class
Issued	985,983	1,059,567	4,949,242	5,137,477
Reinvested	44,660	13,530	924,357	521,624
Redeemed	(373,878)	(60,667)	(2,604,011)	(1,841,500)
Change in Institutional Class Shares	656,765	1,012,430	3,269,588	3,817,601
Select Class
Issued	3,069,570	169,943	4,198,412	3,512,483
Reinvested	49,382	1,845	320,123	82,773
Redeemed	(500,230)	(8,594)	(1,751,755)	(1,620,295)
Change in Select Class Shares	2,618,722	163,194	2,766,780	1,974,961

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

(c)	Amount rounds to less than 1.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	Smart Retirement 2035 Fund		Smart Retirement 2040 Fund
	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,260,747	$1,633,135	$7,838,558	$11,129,516
Dividends and distributions reinvested	35,195	23,139	522,262	368,499
Cost of shares redeemed	(723,679)	(400,173)	(2,303,833)	(2,047,107)
Change in net assets from Class A capital transactions	$2,572,263	$1,256,101	$6,056,987	$9,450,908
Class C
Proceeds from shares issued	$473,181	$207,689	$273,325	$292,685
Dividends and distributions reinvested	6,558	1,499	13,930	13,508
Cost of shares redeemed	(232,107)	—	(6,887)	(37,130)
Change in net assets from Class C capital transactions	$247,632	$209,188	$280,368	$269,063
Class R2 (b)
Proceeds from shares issued	$51,577	$—	$97,637	$—
Dividends and distributions reinvested	931	—	3,275	—
Cost of shares redeemed	(117)	—	(276)	—
Change in net assets from Class R2 capital transactions	$52,391	$—	$100,636	$—
Institutional Class
Proceeds from shares issued	$9,081,655	$12,305,253	$48,957,119	$63,938,159
Dividends and distributions reinvested	257,147	175,770	7,038,509	6,364,709
Cost of shares redeemed	(2,671,909)	(970,705)	(21,266,700)	(28,638,899)
Change in net assets from Institutional Class capital transactions	$6,666,893	$11,510,318	$34,728,928	$41,663,969
Select Class
Proceeds from shares issued	$27,422,235	$1,358,827	$27,818,774	$24,697,993
Dividends and distributions reinvested	370,485	15,879	1,548,501	609,063
Cost of shares redeemed	(2,693,417)	(164,598)	(14,970,351)	(9,165,491)
Change in net assets from Select Class capital transactions	$25,099,303	$1,210,108	$14,396,924	$16,141,565

Total change in net assets from capital transactions	$34,638,482	$14,185,715	$55,563,843	$67,525,505

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	322,975	112,381	765,103	655,430
Reinvested	3,718	1,605	53,290	22,598
Redeemed	(61,518)	(28,433)	(218,759)	(123,904)
Change in Class A Shares	265,175	85,553	599,634	554,124
Class C
Issued	50,709	14,144	27,062	17,162
Reinvested	697	107	1,430	822
Redeemed	(24,400)	—	(751)	(2,360)
Change in Class C Shares	27,006	14,251	27,741	15,624
Class R2 (b)
Issued	5,224	—	9,759	—
Reinvested	98	—	335	—
Redeemed	(15)	—	(35)	—
Change in Class R2 Shares	5,307	—	10,059	—
Institutional Class
Issued	932,461	829,879	4,707,095	3,881,112
Reinvested	27,062	12,304	716,552	389,405
Redeemed	(275,544)	(67,771)	(2,012,233)	(1,726,042)
Change in Institutional Class Shares	683,979	774,412	3,411,414	2,544,475
Select Class
Issued	2,528,133	93,526	2,488,897	1,551,988
Reinvested	39,134	1,125	157,731	37,598
Redeemed	(295,539)	(11,282)	(1,396,731)	(587,295)
Change in Select Class Shares	2,271,728	83,369	1,249,897	1,002,291

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

	Smart Retirement 2045 Fund		Smart Retirement 2050 Fund
	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$843,067	$383,234	$684,877	$168,096
Dividends and distributions reinvested	12,868	5,711	5,361	1,453
Cost of shares redeemed	(83,054)	(65,403)	(142,279)	(64,591)
Change in net assets from Class A capital transactions	$772,881	$323,542	$547,959	$104,958
Class C
Proceeds from shares issued	$25,075	$32,856	$82,724	$28,000
Dividends and distributions reinvested	575	1,026	671	693
Cost of shares redeemed	(3,581)	(12)	(20,170)	—
Change in net assets from Class C capital transactions	$22,069	$33,870	$63,225	$28,693
Class R2 (b)
Proceeds from shares issued	$50,000	$—	$50,001	$—
Dividends and distributions reinvested	1,060	—	1,126	—
Cost of shares redeemed	—	—	(2)	—
Change in net assets from Class R2 capital transactions	$51,060	$—	$51,125	$—
Institutional Class
Proceeds from shares issued	$6,039,792	$4,491,239	$6,021,382	$2,025,326
Dividends and distributions reinvested	143,824	37,223	99,312	25,383
Cost of shares redeemed	(821,304)	(283,884)	(934,743)	(366,641)
Change in net assets from Institutional Class capital transactions	$5,362,312	$4,244,578	$5,185,951	$1,684,068
Select Class
Proceeds from shares issued	$5,409,374	$499,578	$2,714,030	$778,627
Dividends and distributions reinvested	77,464	5,979	30,014	7,095
Cost of shares redeemed	(617,154)	(58,361)	(319,415)	(231,131)
Change in net assets from Select Class capital transactions	$4,869,684	$447,196	$2,424,629	$554,591

Total change in net assets from capital transactions	$11,078,006	$5,049,186	$8,272,889	$2,372,310

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)	Year Ended 6/30/2009	Period Ended 6/30/2008 (a)
SHARE TRANSACTIONS:
Class A
Issued	82,972	26,433	70,885	11,400
Reinvested	1,333	397	566	100
Redeemed	(9,059)	(4,646)	(13,732)	(4,250)
Change in Class A Shares	75,246	22,184	57,719	7,250
Class C
Issued	2,705	2,202	8,659	1,869
Reinvested	60	69	70	47
Redeemed	(317)	—	(1,918)	—
Change in Class C Shares	2,448	2,271	6,811	1,916
Class R2 (b)
Issued	4,995	—	4,960	—
Reinvested	111	—	120	—
Change in Class R2 Shares	5,106	—	5,080	—
Institutional Class
Issued	603,463	310,175	612,656	138,226
Reinvested	14,845	2,666	10,387	1,762
Redeemed	(83,074)	(19,915)	(94,396)	(25,432)
Change in Institutional Class Shares	535,234	292,926	528,647	114,556
Select Class
Issued	523,508	34,608	279,534	54,690
Reinvested	8,070	422	3,175	498
Redeemed	(64,471)	(4,215)	(32,595)	(16,482)
Change in Select Class Shares	467,107	30,815	250,114	38,706

(a)	Commencement of operations was July 31, 2007.

(b)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2009	$14.75	$0.47	(g)	$(1.56)	$(1.09)	$(0.47)	$(0.23)	$(0.70)
Year Ended June 30, 2008	15.98	0.59	(g)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)
Year Ended June 30, 2007	14.88	0.62	(g)	0.94	1.56	(0.46)	— (h)	(0.46)
May 15, 2006(i) through June 30, 2006	15.00	0.10		(0.13)	(0.03)	(0.09)	—	(0.09)

Class C
Year Ended June 30, 2009	14.75	0.43	(g)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2008	15.98	0.52	(g)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(g)	0.97	1.47	(0.37)	— (h)	(0.37)
May 15, 2006(i) through June 30, 2006	15.00	0.08		(0.12)	(0.04)	(0.08)	—	(0.08)

Class R2
November 3, 2008(j) through June 30, 2009	12.49	0.30	(g)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Year Ended June 30, 2009	14.77	0.54	(g)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)
Year Ended June 30, 2008	15.99	0.65	(g)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)
Year Ended June 30, 2007	14.88	0.73	(g)	0.89	1.62	(0.51)	— (h)	(0.51)
May 15, 2006(i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

Select Class
Year Ended June 30, 2009	14.76	0.51	(g)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2008	15.98	0.61	(g)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)
Year Ended June 30, 2007	14.88	0.62	(g)	0.97	1.59	(0.49)	— (h)	(0.49)
May 15, 2006(i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.96	(7.13)%	$4,910	0.42%	3.68%	0.62%	63%
14.75	(3.27)	1,857	0.42	3.82	0.56	38
15.98	10.55	134	0.42	3.91	1.02	38
14.88	(0.19)	25	0.41	5.10	0.73	1

12.95	(7.64)	418	0.92	3.32	1.11	63
14.75	(3.75)	315	0.92	3.38	1.06	38
15.98	9.98	73	0.92	3.18	1.45	38
14.88	(0.25)	25	0.91	4.61	1.19	1

12.95	8.61	54	0.67	3.71	0.89	63

12.98	(6.77)	88,821	0.02	4.17	0.22	63
14.77	(2.88)	87,311	0.02	4.13	0.15	38
15.99	10.99	66,328	0.02	4.56	0.24	38
14.88	(0.14)	119	0.02	6.03	0.37	1

12.96	(6.99)	11,569	0.17	4.01	0.37	63
14.76	(3.02)	10,104	0.17	3.93	0.31	38
15.98	10.80	3,455	0.17	3.88	0.46	38
14.88	(0.15)	100	0.17	5.35	0.52	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2010 Fund
Class A
Year Ended June 30, 2009	$14.67	$0.46	(i)	$(2.06)	$(1.60)	$(0.42)	$(0.29)	$(0.71)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)
May 15, 2006(g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2009	14.65	0.41	(i)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)
May 15, 2006(g) through June 30, 2006	15.00	0.07		(0.15)	(0.08)	(0.04)	—	(0.04)

Class R2
November 3, 2008(h) through June 30, 2009	12.03	0.28	(i)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Year Ended June 30, 2009	14.67	0.50	(i)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)
May 15, 2006(g) through June 30, 2006	15.00	0.06		(0.12)	(0.06)	(0.06)	—	(0.06)

Select Class
Year Ended June 30, 2009	14.66	0.48	(i)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)
May 15, 2006(g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Commencement of offering of class of shares.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.36	(10.62)%	$8,850	0.43%	3.74%	0.67%	63%
14.67	(5.01)	4,806	0.43	3.37	0.62	31
16.22	12.85	2,622	0.43	3.15	0.56	27
14.88	(0.47)	25	0.43	4.60	0.80	2

12.35	(10.95)	424	0.93	3.38	1.17	63
14.65	(5.49)	194	0.93	3.67	1.15	31
16.21	12.28	32	0.93	2.63	1.08	27
14.88	(0.53)	25	0.93	3.99	1.25	2

12.36	8.13	222	0.68	3.71	0.97	63

12.37	(10.22)	55,445	0.03	4.00	0.26	63
14.67	(4.68)	68,515	0.03	3.79	0.21	31
16.23	13.32	58,382	0.03	3.66	0.18	27
14.88	(0.42)	6,774	0.03	19.30	0.36	2

12.36	(10.36)	35,148	0.18	3.90	0.41	63
14.66	(4.81)	32,554	0.18	3.81	0.39	31
16.22	13.12	10,400	0.18	3.31	0.31	27
14.88	(0.44)	100	0.18	4.72	0.51	2

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2009	$14.67	$0.40	(g)	$(2.57)	$(2.17)	$(0.36)	$(0.33)	$(0.69)
Year Ended June 30, 2008	16.56	0.46	(g)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)
Year Ended June 30, 2007	14.83	0.41	(g)	1.83	2.24	(0.50)	(0.01)	(0.51)
May 15, 2006(h) through June 30, 2006	15.00	0.07		(0.19)	(0.12)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2009	14.65	0.37	(g)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)
Year Ended June 30, 2008	16.57	0.42	(g)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(g)	1.85	2.16	(0.41)	(0.01)	(0.42)
May 15, 2006(h) through June 30, 2006	15.00	0.06		(0.19)	(0.13)	(0.04)	—	(0.04)

Class R2
November 3, 2008(i) through June 30, 2009	11.65	0.25	(g)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Year Ended June 30, 2009	14.68	0.44	(g)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)
Year Ended June 30, 2008	16.57	0.53	(g)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(g)	1.82	2.31	(0.56)	(0.01)	(0.57)
May 15, 2006(h) through June 30, 2006	15.00	0.05		(0.17)	(0.12)	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2009	14.67	0.42	(g)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)
Year Ended June 30, 2008	16.57	0.51	(g)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(g)	1.83	2.29	(0.54)	(0.01)	(0.55)
May 15, 2006(h) through June 30, 2006	15.00	0.08		(0.20)	(0.12)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.81	(14.49)%	$12,945	0.43%	3.41%	0.65%	50%
14.67	(6.74)	6,816	0.43	2.92	0.65	26
16.56	15.24	3,713	0.43	2.47	0.53	25
14.83	(0.82)	26	0.43	3.88	0.78	2

11.77	(14.89)	923	0.93	3.24	1.18	50
14.65	(7.27)	93	0.93	2.68	1.14	26
16.57	14.70	15	0.93	1.98	1.05	25
14.83	(0.88)	25	0.93	3.38	1.26	2

11.81	7.26	84	0.68	3.49	0.93	50
11.82	(14.17)	112,187	0.03	3.68	0.25	50
14.68	(6.37)	131,615	0.03	3.32	0.24	26
16.57	15.73	105,922	0.03	3.04	0.14	25
14.83	(0.77)	10,508	0.03	19.03	0.36	2

11.82	(14.23)	46,567	0.18	3.63	0.41	50
14.67	(6.56)	25,510	0.18	3.26	0.41	26
16.57	15.60	11,517	0.18	2.77	0.28	25
14.83	(0.79)	99	0.18	4.13	0.51	2

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2009	$14.68	$0.34	(g)	$(2.90)	$(2.56)	$(0.30)	$(0.38)	$(0.68)
Year Ended June 30, 2008	16.86	0.42	(g)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)
Year Ended June 30, 2007	14.78	0.37	(g)	2.17	2.54	(0.45)	(0.01)	(0.46)
May 15, 2006(h) through June 30, 2006	15.00	0.06		(0.23)	(0.17)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2009	14.69	0.30	(g)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.87	0.32	(g)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(g)	2.24	2.46	(0.37)	(0.01)	(0.38)
May 15, 2006(h) through June 30, 2006	15.00	0.05		(0.22)	(0.17)	(0.04)	—	(0.04)

Class R2
November 3, 2008(i) through June 30, 2009	11.40	0.21	(g)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Year Ended June 30, 2009	14.70	0.39	(g)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)
Year Ended June 30, 2008	16.88	0.46	(g)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(g)	2.22	2.61	(0.51)	(0.01)	(0.52)
May 15, 2006(h) through June 30, 2006	15.00	0.05		(0.21)	(0.16)	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2009	14.70	0.37	(g)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2008	16.88	0.45	(g)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(g)	2.22	2.59	(0.49)	(0.01)	(0.50)
May 15, 2006(h) through June 30, 2006	15.00	0.07		(0.23)	(0.16)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.44	(17.10)%	$20,941	0.43%	3.04%	0.66%	50%
14.68	(8.29)	10,863	0.43	2.65	0.68	27
16.86	17.38	2,049	0.43	2.21	0.52	36
14.78	(1.15)	54	0.43	5.17	0.77	6

11.43	(17.54)	1,643	0.93	2.64	1.16	50
14.69	(8.73)	435	0.93	2.03	1.15	27
16.87	16.76	169	0.93	1.37	1.02	36
14.79	(1.15)	33	0.93	3.42	1.27	6

11.43	6.33	194	0.68	3.02	0.95	50

11.46	(16.76)	182,929	0.03	3.36	0.25	50
14.70	(7.95)	200,510	0.03	2.85	0.24	27
16.88	17.81	158,680	0.03	2.40	0.13	36
14.79	(1.06)	32,377	0.03	18.67	0.36	6

11.46	(16.88)	76,989	0.18	3.26	0.41	50
14.70	(8.07)	61,177	0.18	2.83	0.43	27
16.88	17.68	20,483	0.18	2.22	0.27	36
14.79	(1.08)	99	0.18	3.55	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2009	$13.51	$0.30	(g)	$(2.92)	$(2.62)	$(0.23)	$(0.05)	$(0.28)
July 31, 2007(h) through June 30, 2008	15.00	0.40	(g)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2009	13.50	0.23	(g)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)
July 31, 2007(h) through June 30, 2008	15.00	0.31	(g)	(1.31)	(1.00)	(0.50)	—	(0.50)

Class R2
November 3, 2008(i) through June 30, 2009	10.30	0.17	(g)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Year Ended June 30, 2009	13.52	0.32	(g)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)
July 31, 2007(h) through June 30, 2008	15.00	0.44	(g)	(1.32)	(0.88)	(0.60)	—	(0.60)

Select Class
Year Ended June 30, 2009	13.52	0.31	(g)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)
July 31, 2007(h) through June 30, 2008	15.00	0.37	(g)	(1.27)	(0.90)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.61	(19.23)%	$5,921	0.44%	2.88%	0.69%	51%
13.51	(6.48)	1,983	0.44	3.06	0.53	33

10.61	(19.58)	926	0.94	2.20	1.21	51
13.50	(6.94)	264	0.94	2.32	1.53	33

10.61	5.60	141	0.69	2.72	0.99	51

10.63	(18.86)	17,736	0.04	3.04	0.28	51
13.52	(6.14)	13,687	0.04	3.30	0.50	33

10.62	(19.05)	29,554	0.19	3.10	0.46	51
13.52	(6.25)	2,206	0.19	2.79	0.55	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2009	$14.79	$0.25	(g)	$(3.53)	$(3.28)	$(0.23)	$(0.48)	$(0.71)
Year Ended June 30, 2008	17.32	0.29	(g)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)
Year Ended June 30, 2007	14.75	0.20	(g)	2.77	2.97	(0.40)	— (h)	(0.40)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2009	14.76	0.22	(g)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2008	17.31	0.22	(g)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2007	14.75	0.13	(g)	2.76	2.89	(0.33)	— (h)	(0.33)
May 15, 2006(i) through June 30, 2006	15.00	0.04		(0.26)	(0.22)	(0.03)	—	(0.03)

Class R2
November 3, 2008(j) through June 30, 2009	11.05	0.16	(g)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Year Ended June 30, 2009	14.80	0.30	(g)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2008	17.33	0.36	(g)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)
Year Ended June 30, 2007	14.76	0.29	(g)	2.74	3.03	(0.46)	— (h)	(0.46)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2009	14.79	0.29	(g)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2008	17.32	0.35	(g)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)
Year Ended June 30, 2007	14.75	0.26	(g)	2.75	3.01	(0.44)	— (h)	(0.44)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.80	(21.71)%	$17,730	0.44%	2.36%	0.69%	52%
14.79	(10.27)	8,449	0.44	1.82	0.68	33
17.32	20.38	2,930	0.44	1.18	0.53	27
14.75	(1.40)	27	0.44	2.76	0.71	6

10.76	(22.07)	876	0.94	2.02	1.18	52
14.76	(10.78)	257	0.94	1.38	1.19	33
17.31	19.73	80	0.94	0.81	1.03	27
14.75	(1.47)	25	0.94	2.20	1.29	6

10.80	4.66	112	0.69	2.51	0.97	52

10.83	(21.35)	159,882	0.04	2.70	0.27	52
14.80	(9.91)	170,167	0.04	2.23	0.26	33
17.33	20.77	133,109	0.04	1.77	0.13	27
14.76	(1.29)	39,010	0.04	17.91	0.36	6

10.81	(21.52)	58,367	0.19	2.66	0.43	52
14.79	(10.03)	38,908	0.19	2.20	0.45	33
17.32	20.64	11,358	0.19	1.53	0.28	27
14.75	(1.37)	99	0.19	2.93	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2009	$13.29	$0.23	(i)	$(3.15)	$(2.92)	$(0.17)	$(0.03)	$(0.20)
July 31, 2007(g) through June 30, 2008	15.00	0.33	(i)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2009	13.29	0.17	(i)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)
July 31, 2007(g) through June 30, 2008	15.00	0.29	(i)	(1.51)	(1.22)	(0.49)	—	(0.49)

Class R2
November 3, 2008(h) through June 30, 2009	9.90	0.16	(i)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Year Ended June 30, 2009	13.30	0.26	(i)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)
July 31, 2007(g) through June 30, 2008	15.00	0.37	(i)	(1.48)	(1.11)	(0.59)	—	(0.59)

Select Class
Year Ended June 30, 2009	13.31	0.26	(i)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)
July 31, 2007(g) through June 30, 2008	15.00	0.26	(i)	(1.37)	(1.11)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Commencement of offering of class of shares.

(i)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.17	(21.85)%	$3,566	0.44%	2.33%	0.73%	55%
13.29	(8.01)	1,137	0.44	2.56	0.58	51

10.15	(22.22)	419	0.94	1.77	1.25	55
13.29	(8.43)	189	0.94	2.19	1.80	51

10.17	4.73	54	0.69	2.65	1.00	55

10.19	(21.52)	14,863	0.04	2.62	0.32	55
13.30	(7.70)	10,303	0.04	2.83	0.63	51

10.19	(21.69)	24,003	0.19	2.74	0.50	55
13.31	(7.74)	1,109	0.19	2.03	0.58	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2009	$14.72	$0.23	(g)	$(3.61)	$(3.38)	$(0.18)	$(0.52)	$(0.70)
Year Ended June 30, 2008	17.32	0.31	(g)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)
Year Ended June 30, 2007	14.76	0.23	(g)	2.75	2.98	(0.42)	— (h)	(0.42)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2009	14.71	0.18	(g)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.33	0.26	(g)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)
Year Ended June 30, 2007	14.76	0.13	(g)	2.78	2.91	(0.34)	— (h)	(0.34)
May 15, 2006(i) through June 30, 2006	15.00	0.04		(0.25)	(0.21)	(0.03)	—	(0.03)

Class R2
November 3, 2008(j) through June 30, 2009	10.92	0.15	(g)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Year Ended June 30, 2009	14.74	0.28	(g)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)
Year Ended June 30, 2008	17.34	0.35	(g)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)
Year Ended June 30, 2007	14.76	0.28	(g)	2.77	3.05	(0.47)	— (h)	(0.47)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2009	14.74	0.26	(g)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2008	17.34	0.34	(g)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)
Year Ended June 30, 2007	14.76	0.26	(g)	2.77	3.03	(0.45)	— (h)	(0.45)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.64	(22.48)%	$12,946	0.44%	2.12%	0.71%	52%
14.72	(10.65)	9,084	0.44	1.92	0.72	36
17.32	20.45	1,089	0.44	1.33	0.54	25
14.76	(1.34)	26	0.43	2.73	0.72	6

10.60	(22.86)	493	0.94	1.68	1.21	52
14.71	(11.12)	277	0.94	1.59	1.21	36
17.33	19.84	56	0.94	0.82	1.03	25
14.76	(1.40)	25	0.94	2.17	1.28	6

10.63	4.33	107	0.69	2.32	1.01	52

10.67	(22.18)	127,662	0.04	2.54	0.30	52
14.74	(10.30)	126,088	0.04	2.12	0.28	36
17.34	20.94	104,191	0.04	1.68	0.14	25
14.76	(1.29)	39,928	0.04	17.10	0.36	6

10.66	(22.33)	27,195	0.19	2.49	0.46	52
14.74	(10.41)	19,182	0.19	2.10	0.48	36
17.34	20.80	5,192	0.19	1.55	0.29	25
14.76	(1.31)	99	0.19	2.93	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2009	$13.36	$0.23	(g)	$(3.08)	$(2.85)	$(0.20)	$(0.04)	$(0.24)
July 31, 2007(h) through June 30, 2008	15.00	0.30	(g)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Year Ended June 30, 2009	13.37	0.18	(g)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)
July 31, 2007(h) through June 30, 2008	15.00	0.19	(g)	(1.36)	(1.17)	(0.46)	—	(0.46)

Class R2
November 3, 2008(i) through June 30, 2009	10.01	0.16	(g)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Year Ended June 30, 2009	13.37	0.27	(g)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)
July 31, 2007(h) through June 30, 2008	15.00	0.37	(g)	(1.42)	(1.05)	(0.58)	—	(0.58)

Select Class
Year Ended June 30, 2009	13.37	0.26	(g)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)
July 31, 2007(h) through June 30, 2008	15.00	0.26	(g)	(1.33)	(1.07)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.27	(21.23)%	$1,001	0.44%	2.31%	0.97%	60%
13.36	(7.60)	296	0.44	2.27	2.28	37

10.28	(21.55)	49	0.94	1.74	1.46	60
13.37	(8.04)	30	0.94	1.40	3.55	37

10.28	4.98	52	0.69	2.69	1.24	60

10.29	(20.86)	8,520	0.04	2.70	0.57	60
13.37	(7.28)	3,916	0.04	2.79	1.39	37

10.29	(20.97)	5,123	0.19	2.74	0.74	60
13.37	(7.40)	412	0.19	2.01	2.14	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2009	$13.48	$0.23	(g)	$(3.16)	$(2.93)	$(0.18)	$(0.08)	$(0.26)
July 31, 2007(h) through June 30, 2008	15.00	(0.05	)(g)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Year Ended June 30, 2009	13.49	0.15	(g)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)
July 31, 2007(h) through June 30, 2008	15.00	0.22	(g)	(1.36)	(1.14)	(0.37)	—	(0.37)

Class R2
November 3, 2008(i) through June 30, 2009	10.08	0.16	(g)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Year Ended June 30, 2009	13.49	0.27	(g)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)
July 31, 2007(h) through June 30, 2008	15.00	0.41	(g)	(1.43)	(1.02)	(0.49)	—	(0.49)

Select Class
Year Ended June 30, 2009	13.49	0.25	(g)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)
July 31, 2007(h) through June 30, 2008	15.00	0.32	(g)	(1.36)	(1.04)	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.29	(21.59)%	$669	0.44%	2.39%	1.13%	66%
13.48	(7.41)	98	0.44	(0.41)	3.10	63

10.28	(21.97)	90	0.94	1.54	1.64	66
13.49	(7.81)	26	0.94	1.67	3.90	63

10.28	4.44	52	0.69	2.67	1.36	66

10.31	(21.28)	6,631	0.04	2.79	0.75	66
13.49	(7.05)	1,545	0.04	3.08	2.48	63

10.30	(21.46)	2,976	0.19	2.60	0.88	66
13.49	(7.15)	522	0.19	2.41	2.52	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartRetirement Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

The SmartRetirement 2025, SmartRetirement 2035, SmartRetirement 2045 and SmartRetirement 2050 Funds commenced operations on July 31, 2007.

Class R2 commenced operations on November 3, 2008.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

88   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

The following is a summary of the inputs used as of June 30, 2009 in valuing the Funds’ assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
SmartRetirement Income Fund
Level 1 — Quoted prices	$106,503,684	$150,860	$(36,985)
Level 2 — Other significant observable inputs	1,035,210	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$107,538,894	$150,860	$(36,985)
SmartRetirement 2010 Fund
Level 1 — Quoted prices	$100,768,655	$111,806	$(32,753)
Level 2 — Other significant observable inputs	1,151,356	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$101,920,011	$111,806	$(32,753)
SmartRetirement 2015 Fund
Level 1 — Quoted prices	$170,426,764	$148,891	$(92,143)
Level 2 — Other significant observable inputs	1,843,179	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$172,269,943	$148,891	$(92,143)
SmartRetirement 2020 Fund
Level 1 — Quoted prices	$285,044,982	$382,011	$(159,112)
Level 2 — Other significant observable inputs	3,726,756	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$288,771,738	$382,011	$(159,112)
SmartRetirement 2025 Fund
Level 1 — Quoted prices	$53,361,221	$84,037	$(41,727)
Level 2 — Other significant observable inputs	959,463	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$54,320,684	$84,037	$(41,727)
SmartRetirement 2030 Fund
Level 1 — Quoted prices	$237,180,307	$364,634	$(168,723)
Level 2 — Other significant observable inputs	4,166,089	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$241,346,396	$364,634	$(168,723)
SmartRetirement 2035 Fund
Level 1 — Quoted prices	$42,441,867	$63,157	$(47,407)
Level 2 — Other significant observable inputs	782,720	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$43,224,587	$63,157	$(47,407)
SmartRetirement 2040 Fund
Level 1 — Quoted prices	$167,872,470	$249,372	$(161,023)
Level 2 — Other significant observable inputs	2,938,987	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$170,811,457	$249,372	$(161,023)
SmartRetirement 2045 Fund
Level 1 — Quoted prices	$14,614,615	$16,443	$(7,855)
Level 2 — Other significant observable inputs	186,843	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$14,801,458	$16,443	$(7,855)

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

Valuation Inputs #	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
SmartRetirement 2050 Fund
Level 1 — Quoted prices	$10,326,267	$10,162	$(5,295)
Level 2 — Other significant observable inputs	161,594	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$10,487,861	$10,162	$(5,295)

#	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for specifics of the portfolio holdings.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Futures Contracts — The Funds may use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds may buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to deposit to the broker cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments (variation margin) are made or received by the Funds periodically, based on changes in the market value of open futures contracts. Variation margin is recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities pledged for initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Notional values are an indicator of the volume of futures contract activity. These values are disclosed in the accompanying Schedules of Portfolio Investments.

C.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

D.  Forward Foreign Currency Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and use forward foreign currency contracts to hedge or manage these exposures. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency and changes to value are recorded as unrealized appreciation or depreciation until the contract settlement date. When a forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

90   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

E. Summary of Derivative Information

The following table presents the value of derivatives held as of June 30, 2009, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Value of Derivative Instruments as of June 30, 2009

SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$14,960
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	135,900
Total		$150,860

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(36,985)
Total		$(36,985)

SmartRetirement 2010 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$6,160
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	105,646
Total		$111,806

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(32,753)
Total		$(32,753)

SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$23,769
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	125,122
Total		$148,891

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(886)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(91,257)
Total		$(92,143)

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$44,881
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	337,130
Total		$382,011

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(159,112)
Total		$(159,112)

SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$7,865
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	76,172
Total		$84,037

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(41,727)
Total		$(41,727)

SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$15,656
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	348,978
Total		$364,634

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,771)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(166,952)
Total		$(168,723)

SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,640
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	60,517
Total		$63,157

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(47,407)
Total		$(47,407)

92   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,561
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	245,811
Total		$249,372

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(161,023)
Total		$(161,023)

SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$16,443
Total		$16,443

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(37)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(7,818)
Total		$(7,855)

SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$880
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	9,282
Total		$10,162

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(5,295)
Total		$(5,295)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

The following table presents the effect of derivatives on the Statements of Operations for the year ended June 30, 2009, by primary underlying risk exposure.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended June 30, 2009

SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$(215,657)	$(215,657)
Equity contracts	(343,159)	(343,159)
Total	$(558,816)	$(558,816)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$110,228	$110,228
Equity contracts	(22,341)	(22,341)
Total	$87,887	$87,887

SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$(50,306)	$(50,306)
Equity contracts	(500,671)	(500,671)
Total	$(550,977)	$(550,977)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$108,551	$108,551
Equity contracts	17,174	17,174
Total	$125,725	$125,725

SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$122,903	$—	$122,903
Foreign exchange contracts	—	(5,614)	(5,614)
Equity contracts	(1,401,260)	—	(1,401,260)
Total	$(1,278,357)	$(5,614)	$(1,283,971)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$184,716	$184,716
Equity contracts	85,975	85,975
Total	$270,691	$270,691

94   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$3,996	$3,996
Equity contracts	(3,927,763)	(3,927,763)
Total	$(3,923,767)	$(3,923,767)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$456,298	$456,298
Equity contracts	432,618	432,618
Total	$888,916	$888,916

SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$(54,341)	$(54,341)
Equity contracts	(502,978)	(502,978)
Total	$(557,319)	$(557,319)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$41,511	$41,511
Equity contracts	50,472	50,472
Total	$91,983	$91,983

SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$(87,802)	$(87,802)
Equity contracts	(3,782,608)	(3,782,608)
Total	$(3,870,410)	$(3,870,410)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$448,575	$448,575
Equity contracts	515,453	515,453
Total	$964,028	$964,028

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$(25,224)	$(25,224)
Equity contracts	(515,087)	(515,087)
Total	$(540,311)	$(540,311)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$23,918	$23,918
Equity contracts	40,741	40,741
Total	$64,659	$64,659

SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(17,903)	$—	$(17,903)
Foreign exchange contracts	—	466	466
Equity contracts	(3,280,285)	—	(3,280,285)
Total	$(3,298,188)	$466	$(3,297,722)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$319,840	$319,840
Equity contracts	351,082	351,082
Total	$670,922	$670,922

SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$4,376	$4,376
Equity contracts	(94,255)	(94,255)
Total	$(89,879)	$(89,879)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$5,974	$5,974
Equity contracts	7,402	7,402
Total	$13,376	$13,376

96   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$(2,764)	$(2,764)
Equity contracts	(46,001)	(46,001)
Total	$(48,765)	$(48,765)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$(1,031)	$(1,031)
Equity contracts	(461)	(461)
Total	$(1,492)	$(1,492)

The Funds’ derivatives contracts held at June 30, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F.  Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

	For the year ended June 30, 2009
	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2009	Value at June 30, 2009
SmartRetirement Income Fund
JPMorgan Bond Fund, Institutional Class Shares #	$19,983,007	$305,035	$17,972,156	$(4,477,334)	$305,035	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	31,771,387	17,973,060	16,200,000	(169,832)	2,042,060	3,171,990	34,447,813
JPMorgan Disciplined Equity Fund Shares	—	7,040,093	—	—	40,093	709,837	8,177,328
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	3,457,502	2,038,129	—	—	239,979	757,105	5,087,743
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	90,074	2,416,140	306,700	(11,624)	11,740	171,777	2,799,959
JPMorgan Growth Advantage Fund, Class R5 Shares	—	1,186,460	—	—	—	226,857	1,345,260
JPMorgan High Yield Bond Fund, Class R5 Shares	4,449,030	5,312,097	193,400	(54,402)	561,397	1,461,943	9,926,591
JPMorgan International Equity Fund, Class R5 Shares	4,142,817	3,265,677	2,264,472	388,761	84,505	363,991	3,872,865
JPMorgan International Opportunities Fund, Class R5 Shares	4,157,919	1,598,321	663,000	(275,278)	88,719	352,502	3,764,720
JPMorgan International Realty Fund, Class R5 Shares	498,405	1,262,837	266,000	(295,368)	5,837	144,692	1,182,132
JPMorgan Intrepid America Fund, Class R5 Shares	7,443,754	2,620,335	3,687,204	(2,959,471)	71,930	227,686	3,749,983
JPMorgan Intrepid International Fund, Institutional Class Shares	—	880,400	—	—	—	82,900	1,097,598
JPMorgan Intrepid Plus Fund, Select Class Shares	—	949,160	—	—	—	103,170	1,116,295
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,267,609	40,478,855	34,674,026	—	96,707	10,072,439	10,072,439
JPMorgan Real Return Fund, Institutional Class Shares	—	10,109,858	440,000	9,087	199,857	1,090,278	9,910,626
JPMorgan Realty Income Fund, Class R5 Shares	—	1,498,370	—	—	41,571	290,283	1,494,957
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,170,433	475,037	976,500	(428,625)	8,037	44,506	1,139,361
JPMorgan Small Cap Growth Fund, Institutional Class Shares	1,069,238	—	685,819	(464,010)	—	—	—
JPMorgan Small Cap Value Fund, Class R5 Shares	494,128	323,194	128,479	(12,310)	9,182	38,682	461,867
JPMorgan U.S. Equity Fund, Class R5 Shares	12,428,787	2,706,544	11,101,741	(5,664,896)	153,945	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	3,170,200	—	—	—	253,819	3,736,216
JPMorgan U.S. Real Estate Fund, Class R5 Shares	2,454,702	1,964,538	1,496,100	(1,542,669)	66,538	198,824	1,682,052
JPMorgan Value Advantage Fund, Institutional Class Shares	—	1,186,460	—	—	—	119,724	1,437,879
Total	$98,878,792			$(15,957,971)	$4,027,132		$106,503,684
SmartRetirement 2010 Fund
JPMorgan Bond Fund, Institutional Class Shares #	$17,650,468	$274,197	$15,803,167	$(4,011,114)	$274,196	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	30,310,714	14,537,726	12,480,000	(207,158)	1,935,727	3,048,272	33,104,235
JPMorgan Disciplined Equity Fund Shares	—	7,040,093	—	—	40,093	709,837	8,177,328
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	3,509,723	1,596,206	—	—	227,206	686,430	4,612,811
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	124,889	2,708,138	278,000	(61,354)	26,638	188,718	3,076,109
JPMorgan Growth Advantage Fund, Class R5 Shares	—	1,586,250	—	—	—	303,298	1,798,559
JPMorgan High Yield Bond Fund, Class R5 Shares	4,631,169	4,252,765	275,900	(75,866)	519,565	1,287,171	8,739,894
JPMorgan International Equity Fund, Class R5 Shares	5,724,546	4,206,726	3,793,226	(224,229)	91,500	391,874	4,169,543
JPMorgan International Opportunities Fund, Class R5 Shares	5,842,323	2,326,710	2,001,000	(1,070,295)	115,700	397,120	4,241,236

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

	For the year ended June 30, 2009
	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2009	Value at June 30, 2009
SmartRetirement 2010 Fund (continued)
JPMorgan International Realty Fund, Class R5 Shares	$942,617	$1,040,007	$278,000	$(244,944)	$6,007	162,569	$1,328,185
JPMorgan Intrepid America Fund, Class R5 Shares	11,275,823	1,986,926	5,887,452	(4,044,179)	116,754	183,936	3,029,430
JPMorgan Intrepid International Fund, Institutional Class Shares	—	961,600	—	—	—	90,546	1,198,831
JPMorgan Intrepid Plus Fund, Select Class Shares	—	1,087,700	—	—	—	118,228	1,279,230
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,887,900	38,621,113	34,885,220	—	48,917	6,623,792	6,623,792
JPMorgan Real Return Fund, Institutional Class Shares	—	6,905,967	—	—	140,966	775,719	7,051,283
JPMorgan Realty Income Fund, Class R5 Shares	31,012	1,985,057	296,000	(144,876)	58,058	314,665	1,620,522
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,140,496	594,357	980,500	(363,643)	8,357	47,894	1,226,089
JPMorgan Small Cap Growth Fund, Institutional Class Shares	1,685,810	—	693,800	(496,133)	—	68,281	486,843
JPMorgan Small Cap Value Fund, Class R5 Shares	864,706	152,352	303,252	(255,116)	11,351	38,938	464,918
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	411,526	60,767	318,620	(225,418)	2,929	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	13,774,782	3,052,336	12,374,086	(6,644,368)	159,398	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	3,933,840	—	—	—	314,959	4,636,199
JPMorgan U.S. Real Estate Fund, Class R5 Shares	3,460,073	1,877,273	1,750,000	(2,072,817)	78,273	234,188	1,981,230
JPMorgan Value Advantage Fund, Institutional Class Shares	—	1,586,250	—	—	—	160,066	1,922,388
Total	$105,268,577			$(20,141,510)	$3,861,635		$100,768,655
SmartRetirement 2015 Fund
JPMorgan Bond Fund, Institutional Class Shares #	$23,035,529	$357,567	$20,632,824	$(5,222,458)	$357,567	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	35,256,416	27,213,427	12,243,000	(253,231)	2,615,427	4,713,981	51,193,836
JPMorgan Disciplined Equity Fund Shares	—	9,554,412	—	—	54,412	963,351	11,097,802
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,693,424	3,132,598	510,700	(236,816)	310,398	983,049	6,606,091
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	1,881,323	4,767,675	447,700	(144,694)	75,575	399,266	6,508,036
JPMorgan Growth Advantage Fund, Class R5 Shares	—	4,253,250	—	—	—	813,241	4,822,519
JPMorgan High Yield Bond Fund, Class R5 Shares	6,778,677	6,471,874	613,700	(164,455)	730,625	1,865,934	12,669,694
JPMorgan International Equity Fund, Class R5 Shares	11,082,398	8,012,148	5,426,093	1,704,771	197,055	915,913	9,745,313
JPMorgan International Opportunities Fund, Class R5 Shares	11,122,842	3,755,152	910,000	(584,049)	246,877	944,077	10,082,744
JPMorgan International Realty Fund, Class R5 Shares	1,800,251	2,085,261	435,000	(363,241)	15,261	325,898	2,662,587
JPMorgan Intrepid America Fund, Class R5 Shares	19,974,062	4,552,341	6,515,882	(4,540,159)	213,460	649,034	10,689,591
JPMorgan Intrepid Growth Fund, Class R5 Shares	2,812,212	2,369,128	3,497,338	(1,621,017)	48,128	—	—
JPMorgan Intrepid International Fund, Institutional Class Shares	—	2,323,400	—	—	—	215,733	2,856,303
JPMorgan Intrepid Plus Fund, Select Class Shares	—	2,410,200	—	—	—	261,978	2,834,605
JPMorgan Large Cap Value Fund, Class R5 Shares	1,164,916	11,229	788,964	(593,766)	14,303	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,500,170	55,879,030	52,923,574	—	63,645	6,455,626	6,455,626
JPMorgan Real Return Fund, Institutional Class Shares	—	3,470,848	—	—	70,848	389,866	3,543,882
JPMorgan Realty Income Fund, Class R5 Shares	2,107,766	3,089,523	516,000	(628,598)	157,523	706,276	3,637,323
JPMorgan Small Cap Equity Fund, Class R5 Shares	4,162,152	312,619	1,223,600	(639,055)	12,619	98,327	2,517,163
JPMorgan Small Cap Growth Fund, Institutional Class Shares	2,739,399	—	365,860	(355,014)	—	230,104	1,640,641
JPMorgan Small Cap Value Fund, Class R5 Shares	1,747,952	426,046	120,064	77,426	29,982	131,249	1,567,118
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	994,327	5,823	670,472	(470,870)	6,164	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	17,409,637	5,705,097	16,810,549	(9,737,440)	237,095	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4,514,458	6,049,964	600,000	(262,968)	42,764	684,032	10,068,957
JPMorgan U.S. Real Estate Fund, Class R5 Shares	5,673,011	3,697,865	2,650,000	(3,649,968)	156,065	481,370	4,072,389
JPMorgan Value Advantage Fund, Institutional Class Shares	—	4,253,250	—	—	—	429,188	5,154,544
Total	$162,450,922			$(27,685,602)	$5,655,793		$170,426,764
SmartRetirement 2020 Fund
JPMorgan Bond Fund, Institutional Class Shares #	$30,727,018	$467,156	$27,620,504	$(6,661,507)	$467,156	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	46,826,214	28,338,113	11,112,000	(371,789)	3,478,213	6,009,296	65,260,960
JPMorgan Disciplined Equity Fund Shares	—	19,107,362	—	—	107,362	1,900,830	21,897,563
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,519,031	5,447,597	778,000	(414,703)	379,597	1,427,543	9,593,092
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,655,674	10,342,744	1,153,000	(525,139)	164,744	803,563	13,098,074
JPMorgan Growth Advantage Fund, Class R5 Shares	—	10,380,520	—	—	—	1,965,607	11,656,048
JPMorgan High Yield Bond Fund, Class R5 Shares	10,020,528	12,619,235	1,370,500	(363,776)	1,124,335	3,194,393	21,689,927
JPMorgan International Equity Fund, Class R5 Shares	19,807,506	16,721,881	11,141,393	650,175	395,689	1,772,353	18,857,831
JPMorgan International Opportunities Fund, Class R5 Shares	20,127,342	7,877,537	2,494,000	(1,605,432)	446,037	1,764,140	18,841,015
JPMorgan International Realty Fund, Class R5 Shares	5,727,927	4,402,827	2,290,000	(1,933,622)	41,827	665,591	5,437,881

98   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	For the year ended June 30, 2009
	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2009	Value at June 30, 2009
SmartRetirement 2020 Fund (continued)
JPMorgan Intrepid America Fund, Class R5 Shares	$33,553,085	$11,372,374	$12,015,373	$(8,340,854)	$348,001	1,268,033	$20,884,502
JPMorgan Intrepid Growth Fund, Class R5 Shares	15,305,081	3,171,047	11,894,959	(6,819,751)	166,047	—	—
JPMorgan Intrepid International Fund, Institutional Class Shares	—	5,014,000	335,000	58,973	—	446,137	5,906,851
JPMorgan Intrepid Plus Fund, Select Class Shares	—	5,476,800	—	—	—	590,143	6,385,348
JPMorgan Large Cap Value Fund, Class R5 Shares	8,044,444	980,873	5,992,696	(5,373,264)	171,864	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,247,715	99,866,708	96,026,018	—	100,019	8,088,405	8,088,405
JPMorgan Realty Income Fund, Class R5 Shares	3,397,177	5,623,450	1,208,000	(1,912,833)	272,649	1,164,884	5,999,153
JPMorgan Small Cap Equity Fund, Class R5 Shares	6,670,242	1,890,224	1,914,000	(823,473)	20,224	221,461	5,669,405
JPMorgan Small Cap Growth Fund, Institutional Class Shares	4,742,021	580,000	1,000,000	(619,338)	—	429,758	3,064,176
JPMorgan Small Cap Value Fund, Class R5 Shares	1,788,163	1,500,386	102,366	102,366	48,020	223,953	2,673,997
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	1,936,740	11,343	1,305,940	(968,771)	12,006	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	22,867,158	6,787,703	22,145,966	(11,411,623)	285,434	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	14,369,139	10,161,030	1,990,000	(966,298)	144,030	1,424,591	20,969,974
JPMorgan U.S. Real Estate Fund, Class R5 Shares	9,456,138	5,344,268	3,051,200	(4,335,646)	273,167	889,040	7,521,281
JPMorgan Value Advantage Fund, Institutional Class Shares	—	9,530,020	—	—	—	961,657	11,549,499
Total	$268,788,343			$(52,636,305)	$8,446,421		$285,044,982
SmartRetirement 2025 Fund
JPMorgan Bond Fund, Institutional Class Shares #	$1,571,473	$21,076	$1,434,153	$(238,749)	$21,077	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	2,010,649	7,375,347	1,918,000	(43,973)	353,347	703,732	7,642,530
JPMorgan Disciplined Equity Fund Shares	—	5,055,341	—	—	27,341	484,074	5,576,535
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	163,199	1,364,235	112,000	(50,793)	32,735	219,779	1,476,913
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	229,611	2,333,310	54,000	(54,793)	26,210	169,977	2,770,622
JPMorgan Growth Advantage Fund, Class R5 Shares	—	2,017,650	—	—	—	382,150	2,266,150
JPMorgan High Yield Bond Fund, Class R5 Shares	537,331	3,569,860	167,000	(47,884)	156,560	615,882	4,181,838
JPMorgan International Equity Fund, Class R5 Shares	1,570,188	4,651,437	1,647,848	231,144	79,789	375,927	3,999,860
JPMorgan International Opportunities Fund, Class R5 Shares	1,575,507	3,320,529	184,000	(132,120)	66,685	381,073	4,069,855
JPMorgan International Realty Fund, Class R5 Shares	513,178	1,404,798	735,000	(479,640)	7,298	102,034	833,615
JPMorgan Intrepid America Fund, Class R5 Shares	2,290,857	5,311,927	2,156,158	(1,143,235)	54,170	245,429	4,042,214
JPMorgan Intrepid Growth Fund, Class R5 Shares	819,754	2,567,878	2,358,320	(1,047,459)	31,878	—	—
JPMorgan Intrepid International Fund, Institutional Class Shares	—	1,020,840	—	—	—	93,233	1,234,399
JPMorgan Intrepid Plus Fund, Select Class Shares	—	1,209,400	—	—	—	129,930	1,405,840
JPMorgan Large Cap Value Fund, Class R5 Shares	1,175,272	196,165	951,408	(518,891)	23,476	—	—
JPMorgan Liquid Assets, Institutional Class Shares	—	—	—	—	63	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	696,656	26,926,146	25,789,021	—	14,219	1,833,782	1,833,782
JPMorgan Realty Income Fund, Class R5 Shares	211,817	1,566,424	—	—	51,423	289,507	1,490,963
JPMorgan Small Cap Equity Fund, Class R5 Shares	458,366	1,087,890	405,600	(163,390)	3,390	38,166	977,046
JPMorgan Small Cap Growth Fund, Institutional Class Shares	425,367	535,400	102,500	(75,558)	—	101,480	723,549
JPMorgan Small Cap Value Fund, Class R5 Shares	77,826	819,464	98,552	(47,088)	11,912	59,716	713,005
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	77,618	266,492	231,766	(127,461)	1,579	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	1,439,647	2,793,547	3,447,075	(944,393)	39,190	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	1,342,644	3,477,674	208,000	(124,337)	30,574	300,730	4,426,752
JPMorgan U.S. Real Estate Fund, Class R5 Shares	590,686	1,753,024	365,100	(369,756)	43,124	170,883	1,445,666
JPMorgan Value Advantage Fund, Institutional Class Shares	—	1,856,650	—	—	—	187,351	2,250,087
Total	$17,777,646			$(5,378,376)	$1,076,040		$53,361,221
SmartRetirement 2030 Fund
JPMorgan Bond Fund, Institutional Class Shares #	$10,985,095	$169,931	$9,840,247	$(2,325,237)	$169,930	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	22,089,668	13,675,620	16,196,000	(273,504)	1,389,920	1,836,478	19,944,148
JPMorgan Disciplined Equity Fund Shares	—	19,508,905	—	—	108,905	1,928,145	22,212,230
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	2,975,154	4,546,478	1,747,000	(713,355)	164,478	842,826	5,663,793
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,878,862	10,452,578	678,000	(327,424)	176,578	853,539	13,912,684
JPMorgan Growth Advantage Fund, Class R5 Shares	—	10,628,360	—	—	—	2,016,107	11,955,517
JPMorgan High Yield Bond Fund, Class R5 Shares	5,912,597	11,945,518	620,000	(162,504)	770,718	2,636,507	17,901,882
JPMorgan International Equity Fund, Class R5 Shares	20,743,200	16,891,402	9,945,197	4,271,649	410,605	1,929,686	20,531,859
JPMorgan International Opportunities Fund, Class R5 Shares	20,925,254	8,965,415	2,387,000	(1,257,556)	487,313	1,933,400	20,648,713
JPMorgan International Realty Fund, Class R5 Shares	5,764,727	4,188,708	2,804,000	(2,827,433)	43,708	536,625	4,384,222

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

	For the year ended June 30, 2009
	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2009	Value at June 30, 2009
SmartRetirement 2030 Fund (continued)
JPMorgan Intrepid America Fund, Class R5 Shares	$30,608,671	$12,880,334	$11,250,876	$(7,119,234)	$324,259	1,280,629	$21,091,965
JPMorgan Intrepid Growth Fund, Class R5 Shares	14,398,066	7,744,607	14,381,653	(7,628,081)	192,607	—	—
JPMorgan Intrepid International Fund, Institutional Class Shares	—	4,597,860	—	—	—	424,393	5,618,966
JPMorgan Intrepid Plus Fund, Select Class Shares	—	6,511,300	—	—	—	699,894	7,572,853
JPMorgan Large Cap Value Fund, Class R5 Shares	10,616,925	102,338	6,741,809	(7,298,626)	212,025	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,477,298	83,888,629	81,225,330	—	88,822	6,140,596	6,140,596
JPMorgan Realty Income Fund, Class R5 Shares	4,861,268	3,733,082	740,000	(1,685,804)	270,481	1,091,122	5,619,278
JPMorgan Small Cap Equity Fund, Class R5 Shares	4,235,736	2,393,843	1,361,333	(758,197)	12,843	189,636	4,854,693
JPMorgan Small Cap Growth Fund, Institutional Class Shares	5,282,442	650,000	754,000	(665,171)	—	536,152	3,822,764
JPMorgan Small Cap Value Fund, Class R5 Shares	2,544,076	2,873,825	945,124	(722,228)	73,800	313,160	3,739,134
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	2,122,179	12,429	1,430,981	(1,013,068)	13,155	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	16,246,114	4,776,368	16,525,295	(7,659,605)	169,893	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	19,339,242	7,880,800	1,560,000	(640,850)	235,500	1,479,528	21,778,652
JPMorgan U.S. Real Estate Fund, Class R5 Shares	6,359,800	6,266,528	1,778,200	(2,268,931)	253,128	918,366	7,769,377
JPMorgan Value Advantage Fund, Institutional Class Shares	—	9,915,760	—	—	—	1,000,581	12,016,981
Total	$213,366,374			$(41,075,159)	$5,568,668		$237,180,307
SmartRetirement 2035 Fund
JPMorgan Bond Fund, Institutional Class Shares #	$680,348	$136,066	$750,323	$(96,936)	$8,067	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	888,945	3,011,192	1,812,000	(1,975)	138,793	198,828	2,159,274
JPMorgan Disciplined Equity Fund Shares	—	4,216,247	—	—	22,347	406,935	4,687,888
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	70,921	797,132	81,000	(33,524)	15,532	125,119	840,797
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	252,187	2,124,084	55,000	(37,648)	27,184	154,613	2,520,192
JPMorgan Growth Advantage Fund, Class R5 Shares	—	1,860,010	—	—	—	352,776	2,091,962
JPMorgan High Yield Bond Fund, Class R5 Shares	310,392	2,535,540	80,000	(22,413)	106,140	434,370	2,949,375
JPMorgan International Equity Fund, Class R5 Shares	1,308,119	4,356,965	1,312,603	1,053,294	75,162	358,273	3,812,021
JPMorgan International Opportunities Fund, Class R5 Shares	1,312,518	3,192,200	209,600	(141,456)	73,000	346,622	3,701,920
JPMorgan International Realty Fund, Class R5 Shares	490,849	924,533	256,000	(208,431)	6,133	105,226	859,698
JPMorgan Intrepid America Fund, Class R5 Shares	1,635,691	5,368,191	2,104,559	(1,086,427)	49,532	224,416	3,696,125
JPMorgan Intrepid Growth Fund, Class R5 Shares	960,253	1,821,637	1,931,851	(911,895)	26,637	—	—
JPMorgan Intrepid International Fund, Institutional Class Shares	—	1,001,650	—	—	—	89,586	1,186,115
JPMorgan Intrepid Plus Fund, Select Class Shares	—	1,211,000	—	—	—	128,615	1,391,612
JPMorgan Large Cap Value Fund, Class R5 Shares	1,137,151	579,144	1,320,779	(551,261)	22,140	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	269,063	21,233,522	20,011,967		11,552	1,490,617	1,490,617
JPMorgan Realty Income Fund, Class R5 Shares	162,753	1,224,106	37,100	(37,109)	42,907	210,787	1,085,552
JPMorgan Small Cap Equity Fund, Class R5 Shares	297,389	968,834	204,800	(75,777)	3,034	37,806	967,835
JPMorgan Small Cap Growth Fund, Institutional Class Shares	350,796	655,900	160,000	(109,867)	—	96,881	690,764
JPMorgan Small Cap Value Fund, Class R5 Shares	138,013	700,294	55,382	(8,724)	11,912	56,465	674,186
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	71,421	321,393	275,559	(131,580)	2,533	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	596,580	2,107,899	2,225,745	(525,070)	24,546	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	1,020,370	3,958,921	624,400	(352,654)	39,322	273,609	4,027,522
JPMorgan U.S. Real Estate Fund, Class R5 Shares	359,380	1,917,926	317,000	(334,496)	38,126	178,270	1,508,165
JPMorgan Value Advantage Fund, Institutional Class Shares	—	1,733,010	—	—	—	174,875	2,100,247
Total	$12,313,139			$(3,613,949)	$744,599		$42,441,867
SmartRetirement 2040 Fund
JPMorgan Bond Fund, Institutional Class Shares #	$6,960,508	$1,113,429	$7,227,202	$(1,431,425)	$113,429	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	12,597,390	5,316,439	10,735,000	(48,911)	715,439	678,012	7,363,213
JPMorgan Disciplined Equity Fund Shares	—	14,622,511	—	—	81,311	1,439,602	16,584,213
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,780,362	3,032,839	1,359,000	(556,571)	90,839	501,972	3,373,251
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3,125,391	7,329,443	270,000	(140,829)	129,243	630,442	10,276,206
JPMorgan Growth Advantage Fund, Class R5 Shares	—	7,892,500	—	—	—	1,497,684	8,881,267
JPMorgan High Yield Bond Fund, Class R5 Shares	3,888,882	8,267,760	507,000	(123,666)	510,860	1,788,785	12,145,851
JPMorgan International Equity Fund, Class R5 Shares	15,288,006	12,515,420	7,625,733	3,297,467	302,887	1,422,054	15,130,659
JPMorgan International Opportunities Fund, Class R5 Shares	15,340,992	6,640,223	1,908,000	(982,418)	358,077	1,420,113	15,166,802
JPMorgan International Realty Fund, Class R5 Shares	4,498,767	2,900,791	1,808,000	(1,579,201)	29,390	444,329	3,630,172
JPMorgan Intrepid America Fund, Class R5 Shares	21,251,477	10,462,303	8,161,984	(5,735,645)	236,320	960,077	15,812,467

100   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	For the year ended June 30, 2009
	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2009	Value at June 30, 2009
SmartRetirement 2040 Fund (continued)
JPMorgan Intrepid Growth Fund, Class R5 Shares	$11,050,840	$4,683,408	$10,218,324	$(5,314,733)	$137,408	—	$—
JPMorgan Intrepid International Fund, Institutional Class Shares	—	4,127,020	—	—	—	381,084	5,045,550
JPMorgan Intrepid Plus Fund, Select Class Shares	—	4,865,400	—	—	—	522,301	5,651,298
JPMorgan Large Cap Value Fund, Class R5 Shares	7,417,084	71,494	4,709,891	(5,270,784)	148,123	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,064,941	66,168,911	63,439,205	—	60,919	4,794,647	4,794,647
JPMorgan Realty Income Fund, Class R5 Shares	3,613,996	2,603,216	499,000	(882,833)	196,216	789,426	4,065,543
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,892,876	1,391,771	370,000	(206,765)	8,771	144,426	3,697,314
JPMorgan Small Cap Growth Fund, Institutional Class Shares	4,029,608	121,800	—	—	—	454,561	3,241,021
JPMorgan Small Cap Value Fund, Class R5 Shares	2,342,825	1,627,296	828,614	(381,403)	47,682	215,933	2,578,238
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	1,360,759	7,969	917,556	(669,777)	8,435	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	11,014,998	3,461,921	11,628,342	(5,167,131)	115,917	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	16,190,561	4,608,825	1,959,400	(1,009,202)	183,825	1,091,775	16,070,927
JPMorgan U.S. Real Estate Fund, Class R5 Shares	4,167,787	4,581,445	1,235,500	(1,695,007)	170,645	639,582	5,410,867
JPMorgan Value Advantage Fund, Institutional Class Shares	—	7,387,500	—	—	—	745,459	8,952,964
Total	$150,878,050			$(27,898,834)	$3,645,736		$167,872,470
SmartRetirement 2045 Fund
JPMorgan Bond Fund, Institutional Class Shares #	$191,402	$2,241	$176,050	$(23,438)	$2,241	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	280,107	896,024	487,900	(628)	43,125	65,021	706,129
JPMorgan Disciplined Equity Fund Shares	—	1,492,353	—	—	8,013	141,866	1,634,297
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	11,527	292,445	33,000	(9,986)	4,445	43,042	289,242
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	94,291	700,610	16,072	(16,170)	7,810	52,448	854,898
JPMorgan Growth Advantage Fund, Class R5 Shares	—	742,500	—	—	—	136,526	809,598
JPMorgan High Yield Bond Fund, Class R5 Shares	114,994	872,639	22,000	(5,681)	32,460	151,011	1,025,364
JPMorgan International Equity Fund, Class R5 Shares	499,509	1,485,835	550,933	(14,191)	24,652	122,658	1,305,085
JPMorgan International Opportunities Fund, Class R5 Shares	500,457	1,144,963	222,600	(126,205)	21,362	118,849	1,269,307
JPMorgan International Realty Fund, Class R5 Shares	165,908	295,468	105,000	(90,930)	1,769	34,953	285,565
JPMorgan Intrepid America Fund, Class R5 Shares	650,196	1,491,195	682,792	(391,937)	13,463	69,638	1,146,931
JPMorgan Intrepid Growth Fund, Class R5 Shares	377,577	421,594	551,104	(263,561)	6,744	—	—
JPMorgan Intrepid International Fund, Institutional Class Shares	—	382,500	—	—	—	34,447	456,075
JPMorgan Intrepid Plus Fund, Select Class Shares	—	406,750	—	—	—	42,936	464,572
JPMorgan Large Cap Value Fund, Class R5 Shares	395,673	145,107	434,870	(150,178)	7,091	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	119,014	7,344,116	7,117,351	—	3,309	345,779	345,779
JPMorgan Realty Income Fund, Class R5 Shares	60,679	393,828	—	—	12,929	74,247	382,373
JPMorgan Small Cap Equity Fund, Class R5 Shares	86,384	384,715	79,800	(30,815)	915	14,408	368,850
JPMorgan Small Cap Growth Fund, Institutional Class Shares	116,797	265,600	85,200	(56,417)	—	36,053	257,060
JPMorgan Small Cap Value Fund, Class R5 Shares	53,314	307,501	82,932	(51,895)	4,669	20,403	243,608
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	38,191	98,368	93,527	(47,407)	814	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	273,516	573,579	739,590	(129,118)	8,120	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	448,782	1,326,185	278,100	(128,445)	11,085	97,704	1,438,202
JPMorgan U.S. Real Estate Fund, Class R5 Shares	142,675	538,885	67,700	(76,126)	12,486	60,839	514,700
JPMorgan Value Advantage Fund, Institutional Class Shares	—	702,500	—	—	—	68,025	816,980
Total	$4,620,993			$(1,613,128)	$227,502		$14,614,615
SmartRetirement 2050 Fund
JPMorgan Bond Fund, Institutional Class Shares #	$74,555	$18,442	$85,467	$(10,986)	$942	—	$—
JPMorgan Core Bond Fund, Class R5 Shares	112,715	669,952	297,200	(1,658)	26,394	45,798	497,366
JPMorgan Disciplined Equity Fund Shares	—	1,067,782	—	—	5,782	102,371	1,179,314
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	9,076	185,464	13,000	(4,299)	3,164	29,287	196,809
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	42,260	501,931	12,800	(10,791)	4,231	37,945	618,503
JPMorgan Growth Advantage Fund, Class R5 Shares	—	540,900	—	—	—	101,111	599,590
JPMorgan High Yield Bond Fund, Class R5 Shares	48,295	615,629	—	—	21,929	105,697	717,680
JPMorgan International Equity Fund, Class R5 Shares	233,332	1,072,546	317,921	(24,220)	18,205	90,586	963,838
JPMorgan International Opportunities Fund, Class R5 Shares	233,773	939,577	215,400	(121,648)	12,237	88,591	946,154
JPMorgan International Realty Fund, Class R5 Shares	65,734	263,519	108,600	(60,756)	1,019	25,197	205,860
JPMorgan Intrepid America Fund, Class R5 Shares	285,062	1,166,714	558,392	(231,769)	8,022	47,003	774,137
JPMorgan Intrepid Growth Fund, Class R5 Shares	152,255	319,038	348,613	(128,212)	3,738	—	—

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

	For the year ended June 30, 2009
	Value at June 30, 2008	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2009	Value at June 30, 2009
SmartRetirement 2050 Fund (continued)
JPMorgan Intrepid International Fund, Institutional Class Shares	$—	$255,100	$—	$—	$—	23,241	$307,717
JPMorgan Intrepid Plus Fund, Select Class Shares	—	254,200	—	—	—	27,365	296,092
JPMorgan Large Cap Value Fund, Class R5 Shares	208,259	84,609	231,084	(90,010)	3,676	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	—	—	—	—	(5)	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	71,938	6,762,536	6,620,930	—	1,892	213,543	213,543
JPMorgan Realty Income Fund, Class R5 Shares	32,990	255,584	—	—	8,884	50,983	262,564
JPMorgan Small Cap Equity Fund, Class R5 Shares	91,624	325,881	138,200	(29,676)	631	11,208	286,928
JPMorgan Small Cap Growth Fund, Institutional Class Shares	73,533	236,350	106,100	(40,332)	—	27,849	198,563
JPMorgan Small Cap Value Fund, Class R5 Shares	36,765	209,675	68,424	(30,627)	3,271	13,886	165,804
JPMorgan Strategic Small Cap Value Fund, Class R5 Shares	38,132	61,606	75,820	(28,755)	642	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	115,417	506,527	559,539	(68,689)	5,673	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	185,181	923,343	209,600	(89,381)	6,443	62,093	914,005
JPMorgan U.S. Real Estate Fund, Class R5 Shares	76,749	394,424	59,600	(59,488)	8,924	44,346	375,169
JPMorgan Value Advantage Fund, Institutional Class Shares	—	524,600	—	—	—	50,511	606,631
Total	$2,187,645			$(1,031,297)	$145,694		$10,326,267

#	JPMorgan Bond Fund merged into Core Plus Bond Fund on June 26, 2009. The Funds sold their investments in Bond Fund prior to the merger date.

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other JPMorgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

I.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

102   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

The following amounts were reclassified within the capital accounts:

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
SmartRetirement Income Fund	$3	34,681	$(34,684)
SmartRetirement 2010 Fund	—	83,874	(83,874)
SmartRetirement 2015 Fund	—	198,064	(198,064)
SmartRetirement 2020 Fund	—	464,405	(464,405)
SmartRetirement 2025 Fund	—	3,191	(3,191)
SmartRetirement 2030 Fund	—	517,715	(517,715)
SmartRetirement 2035 Fund	—	28,590	(28,590)
SmartRetirement 2040 Fund	—	318,116	(318,116)
SmartRetirement 2045 Fund	—	20,122	(20,122)
SmartRetirement 2050 Fund	—	2,997	(2,997)

The reclassifications for the Funds relate primarily to distributions from investments in regulated investment companies, gain/loss on foreign futures contracts and foreign currency gains and losses.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS is paid a fee by the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2009, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$3,125	$—
SmartRetirement 2010 Fund	2,272	115
SmartRetirement 2015 Fund	3,674	344
SmartRetirement 2020 Fund	4,292	2,383
SmartRetirement 2025 Fund	2,172	9
SmartRetirement 2030 Fund	6,156	—	(a)
SmartRetirement 2035 Fund	1,496	75
SmartRetirement 2040 Fund	2,595	28
SmartRetirement 2045 Fund	338	35
SmartRetirement 2050 Fund	250	14

(a)	Amount rounds to less than $1.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Institutional Class	Select Class
SmartRetirement Income Fund	0.42%	0.92%	0.67%	0.02%	0.17%
SmartRetirement 2010 Fund	0.43	0.93	0.68	0.03	0.18
SmartRetirement 2015 Fund	0.43	0.93	0.68	0.03	0.18
SmartRetirement 2020 Fund	0.43	0.93	0.68	0.03	0.18
SmartRetirement 2025 Fund	0.44	0.94	0.69	0.04	0.19
SmartRetirement 2030 Fund	0.44	0.94	0.69	0.04	0.19
SmartRetirement 2035 Fund	0.44	0.94	0.69	0.04	0.19
SmartRetirement 2040 Fund	0.44	0.94	0.69	0.04	0.19
SmartRetirement 2045 Fund	0.44	0.94	0.69	0.04	0.19
SmartRetirement 2050 Fund	0.44	0.94	0.69	0.04	0.19

The contractual expense limitation agreements were in effect for the year ended June 30, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

For the year ended June 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

104   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$96,488	$93,833
SmartRetirement 2010 Fund	95,526	125,196
SmartRetirement 2015 Fund	151,920	179,477
SmartRetirement 2020 Fund	249,448	305,740
SmartRetirement 2025 Fund	33,832	53,491
SmartRetirement 2030 Fund	202,471	270,375
SmartRetirement 2035 Fund	26,773	52,292
SmartRetirement 2040 Fund	141,995	233,744
SmartRetirement 2045 Fund	8,145	35,504
SmartRetirement 2050 Fund	5,186	31,275

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended June 30, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
SmartRetirement Income Fund	$68,281,945	$56,381,571
SmartRetirement 2010 Fund	63,753,243	57,513,003
SmartRetirement 2015 Fund	108,280,697	74,977,746
SmartRetirement 2020 Fund	183,148,490	120,914,897
SmartRetirement 2025 Fund	55,576,358	16,576,480
SmartRetirement 2030 Fund	171,311,989	101,686,715
SmartRetirement 2035 Fund	46,723,874	13,813,701
SmartRetirement 2040 Fund	119,632,723	71,968,546
SmartRetirement 2045 Fund	15,363,385	4,709,170
SmartRetirement 2050 Fund	11,393,393	3,405,760

During the year ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$111,144,685	$3,308,719	$6,914,510	$(3,605,791)
SmartRetirement 2010 Fund	108,675,948	3,214,074	9,970,011	(6,755,937)
SmartRetirement 2015 Fund	194,080,680	5,371,994	27,182,731	(21,810,737)
SmartRetirement 2020 Fund	323,570,840	8,372,664	43,171,766	(34,799,102)
SmartRetirement 2025 Fund	56,962,381	1,532,139	4,173,836	(2,641,697)
SmartRetirement 2030 Fund	279,446,154	9,348,161	47,447,919	(38,099,758)
SmartRetirement 2035 Fund	46,136,390	1,504,161	4,415,964	(2,911,803)
SmartRetirement 2040 Fund	197,949,013	6,827,710	33,965,266	(27,137,556)
SmartRetirement 2045 Fund	15,474,317	51,319	724,178	(672,859)
SmartRetirement 2050 Fund	10,394,660	193,165	99,964	93,201

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2009, was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
SmartRetirement Income Fund	$3,929,018	$1,681,177	$5,610,195
SmartRetirement 2010 Fund	3,544,195	2,144,103	5,688,298
SmartRetirement 2015 Fund	5,221,019	4,052,712	9,273,731
SmartRetirement 2020 Fund	7,312,312	7,726,032	15,038,344
SmartRetirement 2025 Fund	942,094	110,456	1,052,550
SmartRetirement 2030 Fund	4,811,271	8,311,657	13,122,928
SmartRetirement 2035 Fund	584,330	97,339	681,669
SmartRetirement 2040 Fund	2,716,686	6,448,963	9,165,649
SmartRetirement 2045 Fund	212,480	28,517	240,997
SmartRetirement 2050 Fund	128,014	18,742	146,756

The tax character of distributions paid during the fiscal year ended June 30, 2008, was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
SmartRetirement Income Fund	$4,356,551	$26,376	$4,382,927
SmartRetirement 2010 Fund	4,582,895	481,102	5,063,997
SmartRetirement 2015 Fund	7,084,821	1,266,561	8,351,382
SmartRetirement 2020 Fund	11,196,234	2,225,407	13,421,641
SmartRetirement 2025 Fund	285,924	—	285,924
SmartRetirement 2030 Fund	7,957,357	2,228,602	10,185,959
SmartRetirement 2035 Fund	216,287	—	216,287
SmartRetirement 2040 Fund	5,625,275	1,731,711	7,356,986
SmartRetirement 2045 Fund	49,938	—	49,938
SmartRetirement 2050 Fund	34,625	—	34,625

106   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$716,642	$(4,650,580)	$(3,521,095)
SmartRetirement 2010 Fund	294,380	(4,737,849)	(6,664,833)
SmartRetirement 2015 Fund	509,793	(6,486,815)	(21,674,401)
SmartRetirement 2020 Fund	1,167,481	(10,854,658)	(34,556,749)
SmartRetirement 2025 Fund	213,426	(635,284)	(2,570,805)
SmartRetirement 2030 Fund	892,794	(7,014,609)	(37,832,267)
SmartRetirement 2035 Fund	193,073	(505,452)	(2,865,539)
SmartRetirement 2040 Fund	1,008,832	(5,759,554)	(26,968,633)
SmartRetirement 2045 Fund	29,561	(99,335)	(659,523)
SmartRetirement 2050 Fund	44,490	(33,168)	100,865

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October loss deferrals and distributions payable.

As of June 30, 2009, the Funds had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset realized gains:

	2017	Total
SmartRetirement Income Fund	$4,650,580	$4,650,580
SmartRetirement 2010 Fund	4,737,849	4,737,849
SmartRetirement 2015 Fund	6,486,815	6,486,815
SmartRetirement 2020 Fund	10,854,658	10,854,658
SmartRetirement 2025 Fund	635,284	635,284
SmartRetirement 2030 Fund	7,014,609	7,014,609
SmartRetirement 2035 Fund	505,452	505,452
SmartRetirement 2040 Fund	5,759,554	5,759,554
SmartRetirement 2045 Fund	99,335	99,335
SmartRetirement 2050 Fund	33,168	33,168

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2009, the Funds deferred to July 1, 2009 post-October capital and currency losses of:

	Capital Losses	Currency Losses
SmartRetirement Income Fund	$11,933,035	$119,261
SmartRetirement 2010 Fund	13,851,950	109,844
SmartRetirement 2015 Fund	18,919,928	164,566
SmartRetirement 2020 Fund	38,121,448	322,781
SmartRetirement 2025 Fund	3,521,742	93,830
SmartRetirement 2030 Fund	32,933,287	365,768
SmartRetirement 2035 Fund	2,675,324	62,402
SmartRetirement 2040 Fund	21,612,269	258,102
SmartRetirement 2045 Fund	643,562	7,421
SmartRetirement 2050 Fund	328,832	9,787

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   107

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in certain securities and financial instruments such as fixed income securities including high yield, asset backed and mortgage related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within the individual financial statements of these mutual funds, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Disciplined Equity Fund	46%
JPMorgan Emerging Markets Debt Fund	28
JPMorgan Emerging Markets Equity Fund	11
JPMorgan International Equity Fund	18
JPMorgan International Opportunities Fund	49
JPMorgan International Realty Fund	63
JPMorgan Intrepid Plus Fund	31
JPMorgan Realty Income Fund	36
JPMorgan Real Return Fund	22
JPMorgan Value Advantage Fund	14

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

108   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of
JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund,
JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund,
JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund,
JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund,
JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund (each a separate fund of JPMorgan Trust I, hereafter collectively referred to as the “Funds”) at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   109

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	134	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	134	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	134	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	134	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	134	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	134	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	134	Trustee, Stratton Mountain School (2001–present)

110   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	134	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	134	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	134	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	134	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	134	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	134
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (134 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   111

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

112   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,072.40	$2.16	0.42%
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,069.90	4.72	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R2
Actual	1,000.00	1,070.10	3.44	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Institutional Class
Actual	1,000.00	1,075.10	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02
Select Class
Actual	1,000.00	1,073.50	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   113

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
SmartRetirement 2010 Fund
Class A
Actual	$1,000.00	$1,075.10	$2.21	0.43%
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	1,073.50	4.78	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,074.20	3.50	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Institutional Class
Actual	1,000.00	1,077.00	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,076.40	0.93	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,075.20	2.21	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	1,072.80	4.78	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,074.00	3.50	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Institutional Class
Actual	1,000.00	1,077.10	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,077.30	0.93	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

114   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$1,077.10	$2.21	0.43%
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	1,074.00	4.78	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,075.20	3.50	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Institutional Class
Actual	1,000.00	1,078.90	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03
Select Class
Actual	1,000.00	1,078.10	0.93	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,076.10	2.26	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,073.50	4.83	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,074.80	3.55	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Institutional Class
Actual	1,000.00	1,078.70	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,077.00	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   115

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,073.40	$2.26	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,070.50	4.83	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,072.30	3.55	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Institutional Class
Actual	1,000.00	1,076.10	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,074.50	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,077.60	2.27	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,074.70	4.84	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,075.90	3.55	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Institutional Class
Actual	1,000.00	1,079.10	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,078.40	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

116   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$1,072.40	$2.26	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,070.50	4.83	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,071.80	3.54	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Institutional Class
Actual	1,000.00	1,075.10	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,074.40	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,078.60	2.27	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,075.70	4.84	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,077.90	3.55	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Institutional Class
Actual	1,000.00	1,081.20	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,079.40	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   117

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio
SmartRetirement 2050 Fund
Class A
Actual	$1,000.00	$1,073.90	$2.26	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,072.40	4.83	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,072.50	3.55	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Institutional Class
Actual	1,000.00	1,076.50	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,074.80	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

118   JPMORGAN SMARTRETIREMENT FUNDS        JUNE 30, 2009

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2009:

Dividends Received Deduction
SmartRetirement Income Fund	7.54%
SmartRetirement 2010 Fund	9.01
SmartRetirement 2015 Fund	11.90
SmartRetirement 2020 Fund	20.28
SmartRetirement 2025 Fund	23.43
SmartRetirement 2030 Fund	24.16
SmartRetirement 2035 Fund	26.56
SmartRetirement 2040 Fund	26.58
SmartRetirement 2045 Fund	25.15
SmartRetirement 2050 Fund	23.32

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2009:

Long-Term Capital Gain Distribution — 15%
SmartRetirement Income Fund	$1,681,177
SmartRetirement 2010 Fund	2,144,103
SmartRetirement 2015 Fund	4,052,712
SmartRetirement 2020 Fund	7,726,032
SmartRetirement 2025 Fund	110,456
SmartRetirement 2030 Fund	8,311,658
SmartRetirement 2035 Fund	97,338
SmartRetirement 2040 Fund	6,448,963
SmartRetirement 2045 Fund	28,517
SmartRetirement 2050 Fund	18,742

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
SmartRetirement Income Fund	$3,928,945
SmartRetirement 2010 Fund	3,544,124
SmartRetirement 2015 Fund	5,221,010
SmartRetirement 2020 Fund	7,312,233
SmartRetirement 2025 Fund	942,070
SmartRetirement 2030 Fund	4,811,119
SmartRetirement 2035 Fund	584,318
SmartRetirement 2040 Fund	2,716,586
SmartRetirement 2045 Fund	212,478
SmartRetirement 2050 Fund	128,010

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended June 30, 2009:

Income from U.S. Treasury Obligations
SmartRetirement Income Fund	0.74%
SmartRetirement 2010 Fund	0.76
SmartRetirement 2015 Fund	0.78
SmartRetirement 2020 Fund	0.52
SmartRetirement 2025 Fund	1.35
SmartRetirement 2030 Fund	1.82
SmartRetirement 2035 Fund	1.86
SmartRetirement 2040 Fund	2.09
SmartRetirement 2045 Fund	1.14
SmartRetirement 2050 Fund	1.08

JUNE 30, 2009        JPMORGAN SMARTRETIREMENT FUNDS   119

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	AN-SR-609

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2009 – $1,129,100

2008 – $1,368,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2008 – $18,890,000
2007 – $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2009 – $242,520
2008 – $277,650

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2009 and 2008, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2009 – Not applicable

2008 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%

2008 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 4, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

September 4, 2009